UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2012

Date of reporting period: November 1, 2011 through October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Nationwide Mutual Funds

AnnualReport

October 31, 2012

Alternatives Allocation Fund

Nationwide Alternatives Allocation Fund

AnnualReport

October 31, 2012

Contents

1	Message to Shareholders

Alternatives Allocation Fund

8	Nationwide Alternatives Allocation Fund

13	Statement of Investments

20	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

25	Financial Highlights

26	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders

October 31, 2012

Dear Fellow Shareholder,

What qualities do you look for in a financial advisor? Are some of them trust worthiness, loyalty, honesty and reliability? Do you want a person who puts your needs first and is someone you can count on during good times and bad? The best investment advisor-client relationships have the same characteristics as successful marriages, friendships and partnerships.

At Nationwide Mutual Funds, we understand the importance of the relationships our shareholders have with their financial advisors. That’s why we listen carefully and respond to what your financial advisors tell us you want. By supporting your financial advisor with relevant economic insights and access to specialized expertise, timesaving investment tools and a range of competitive mutual funds, we help advisors to advise and to serve you.

Together, along with your advisor, we will work our way through current and upcoming economic challenges. Once the post-election dust settles, investors will focus on the “fiscal cliff,” the automatic spending cuts and expiration of the Bush era tax cuts currently scheduled for year-end. The negative effect of this possible future event on gross domestic product (GDP) could push the U.S. economy into another recession. We are keeping a close watch on the fiscal cliff situation, as well as on the continuing instability within the eurozone, developments related to the implementation of the U.S. government health-care plan, and the status of U.S. government debt.

Despite economic and political uncertainty, the U.S. stock market, as measured by the S&P 500® Total Return Index, returned 15.21% for the 12-month period ended October 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the second and third quarters of 2012, contributing to several market rallies worldwide.

Investors need to remember that short-term conditions are always changing, and there will always be times for good markets and for not-so-good markets. We are here for you and your advisor for the long term. Since the Nationwide Fund was launched in 1933, we and others before us at Nationwide Mutual Funds have shepherded many families along the paths to their financial goals. Nearly eight decades of experience have taught us a lot about managing through market cycles.

We are committed to continuous improvement and to listening, learning and always doing what we think is best for you and your advisors. These are things that good partners do. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2012 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve investment performance that may have a low correlation to the performance of more traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes.

Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark index. Instead of investing directly in the securities included in its respective index, each of the international bonds, high-yield bonds, emerging market bonds and emerging market stocks sleeves may invest in derivatives as a substitute for investing in such securities in an attempt to synthetically replicate the investment characteristics and performance of the sleeve’s benchmark index.

The emerging markets stock sleeve of the Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Nationwide and the Nationwide Funds.

Instead of investing directly in physical commodities, substantially all of the Fund’s exposures to commodities will be undertaken by investing in commodity-linked notes, which are derivatives. Investing in commodities and commodities-linked investments may expose the Fund to increased volatility and decreased liquidity due to several factors, including changes in supply-and-demand relationships; weather; agriculture; disease; fiscal and exchange control programs; and international economic, political, military and regulatory developments.

Derivatives can increase losses and reduce opportunities for gains when the security or commodity prices, currency values, index values, interest rates or other such measures underlying the instruments change in unexpected ways. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

In addition, the Fund is subject to specific investment risks such as those associated with: (i) bonds and high-yield bonds, (ii) international and emerging market securities, and (iii) real estate investment trusts (REITs).

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Nationwide Alternatives Allocation Fund is subject to a number of risks and may not be suitable for all investors. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

2	Annual Report 2012

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Additional information about asset class benchmark indexes

“Barclays®” is a registered trademark of Barclays Capital, the investment banking division of Barclays Bank PLC. The terms “S&P®” and “Standard & Poor’s®” are registered trademarks of Standard & Poor’s Financial Services LLC. “Citigroup®” is a registered trademark of Citigroup Inc. “JPMorgan®” is a registered trademark of JPMorgan Chase & Co., and is the marketing name for JPMorgan Chase & Co. and its subsidiaries and affiliates worldwide. “Dow Jones®” is a registered or common law trademark of Dow Jones Trademark Holdings LLC. “Dow Jones Global Select Real Estate Securities IndexSM” is a service mark of Dow Jones Trademark Holdings LLC. “Dow Jones-UBS

Commodity 3-Month Forward Total Return IndexSM” is a service mark of Dow Jones Trademark Holdings LLC and UBS AG. “MSCI®” and “MSCI Emerging Markets® Total Return Index” are registered or common law trademarks or service marks of MSCI Inc., its subsidiaries and affiliates. NFD is not affiliated with Barclays Capital, Standard & Poor’s Financial Services LLC, Citigroup Inc., JPMorgan Chase & Co., Dow Jones Trademark Holdings LLC, UBS AG or MSCI Inc. (“Index Providers”). The Nationwide Alternatives Allocation Fund is not sponsored, endorsed, sold or promoted by any Index Provider or any of the Index Providers’ respective affiliates. None of the Index Providers has responsibility for or participates in the Fund’s management, administration, marketing or trading. None of the Index Providers makes any representation, warranty or condition regarding the advisability of buying, selling or holding any shares in the Fund. No Index Provider has any obligation to take into consideration the needs of the Fund or the owners of shares of the Fund in determining, composing or calculating its respective benchmark index. No Index Provider guarantees the accuracy or makes any warranty as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of any benchmark index. Please see the Fund’s prospectus for more details.

Barclays Global Aggregate Bond Index: An unmanaged index that provides a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

2012 Annual Report	3

Important Disclosures (Continued)

Barclays U.S. Government Inflation-Linked Bond Index: An unmanaged index that measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market; includes publicly issued TIPS with a total outstanding issue size of $500 million or more and a remaining maturity of one year or more on the index rebalancing date.

Barclays U.S. High-Yield Very Liquid Index: An unmanaged index that measures the performance of publicly issued, U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds (excluding emerging markets debt) issues within the past three years that have a remaining maturity of one year or more and an outstanding face value of $600 million or more. High-yield securities are those with a middle credit rating from Moody’s, Fitch and Standard & Poor’s of Ba1/BB+/BB+ or below, respectively.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Dow Jones-UBS Commodity 3-Month Forward Total Return IndexSM: An unmanaged, rolling commodities index that measures the performance of longer-dated futures contracts on a selection of physical commodities traded on U.S. exchanges and quoted in U.S. dollars (excludes aluminum, nickel and zinc); reflects the return on fully collateralized futures positions in the underlying commodities, allowing investors to measure exposure to this segment of the commodity price curve.

Dow Jones (DJ) Global Select Real Estate Securities IndexSM: An unmanaged index that measures the performance of publicly traded securities of real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE Bursa Malaysia KLCI Index (formerly Kuala Lumpur Composite Index): An unmanaged index that measures the performance of the stocks of the 30 largest companies listed on the Malaysian stock market Main Board.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted, market capitalization-weighted index of U.S. equity REITs; includes all tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market that have more than 50% of their total assets in qualifying real estate assets other than mortgages secured by real property.

JPMorgan Emerging Markets Bond Index Plus (EMBI+): An unmanaged, market capitalization-weighted index that measures the total returns of foreign-currency-denominated debt instruments of the emerging markets with a remaining maturity of 2.5 years or more and an outstanding face value of $500 million or more; includes U.S. dollar-denominated Brady bonds and foreign debt instruments, eurobonds and traded loans issued by sovereign entities.

KOSPI 200 Index: An unmanaged index that is a subset of the Korea Composite Stock Price Index; measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

4	Annual Report 2012

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI Emerging Markets® Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets. The total return component measures whole market performance, including price performance and income from dividend payments.

Russell 2000® Total Return Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

Russell Midcap® Total Return Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies). The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P/Citigroup International Treasury Bond ex-U.S. Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

SET50 Index: An unmanaged index that measures the performance of the stocks of the 50 largest companies trading on the Stock Exchange of Thailand.

Sales Charge and Fee Information

Nationwide Alternatives Allocation Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with Goldman Sachs Asset Management, L.P.

2012 Annual Report	5

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2012.

In November 2011, the U.S. stock market dropped slightly due to investors’ concerns about Europe’s sovereign debt crisis, the need for deficit reduction in the United States, and a troubled U.S. housing market. A coordinated effort by the world’s major central banks to lower the cost of U.S. dollar loans to European banks did little to improve the condition of the market. The U.S. stock market exhibited a strong finish in the fourth quarter of 2011, primarily due to a solid earnings season and positive jobs data, with the S&P 500® Total Return Index (S&P 500) returning 11.82%.

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500 returning 4.48% for the month. The market continued to rally throughout the first quarter of 2012, due to positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This, in turn, had a positive impact on consumer sentiment, which reached a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a 130 billion euro bailout. The Federal Reserve also offered additional insight after its January Federal Open Market Committee meeting, stating that it was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012.

The second quarter of 2012 saw the same recurring themes of the past several years affecting the markets. During parliamentary elections in Greece, voters chose the New Democracy party, rejecting the two main political parties and, therefore, the bailout package that had been agreed to months earlier. Spain experienced credit-rating downgrades of its sovereign debt, and the creditworthiness of the country’s banks was questioned. The Fed disappointed investors who expected it to take dramatic action in June. Instead, the Fed opted for a six-month extension of “Operation Twist,” meaning that the Fed will continue to extend the average maturity of its Treasury holdings in an attempt to (i) flatten the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds as measured by the difference between the 3-month Treasury Bill and the

10-year Treasury Note) and (ii) entice investors into riskier assets. First-quarter 2012 GDP growth came in at 1.9%, and the S&P 500 registered -2.75% for the second quarter of 2012.

The world markets performed strongly during the third quarter of 2012 in response to new monetary easing policies implemented both in the United States and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program, which allows the ECB to make unlimited secondary-market purchases of bonds. The Fed announced its plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. The S&P 500 returned 6.35% for the third quarter of 2012.

The U.S. stock market, as measured by the S&P 500, registered -1.85% in October 2012, halting a rally which had begun in June. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the outcome of the U.S. presidential election, the fiscal cliff and continued instability within the eurozone.

For the annual reporting period ended October 31, 2012, large-capitalization U.S. stocks, as measured by the S&P 500, returned 15.21%. Mid-cap U.S. stocks, as measured by the Russell Midcap® Total Return Index, returned 12.15%, and small-cap U.S. stocks, as measured by the Russell 2000® Total Return Index, returned 12.08% for the reporting period.

International stocks and emerging market stocks grew during the annual reporting period ended October 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 4.61% for the reporting period. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 2.63% for the reporting period.

The fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high rates of unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy has sought to meet the demand for money and to shift investors into riskier assets in the hopes that this will enable the private sector to grow. Interest rates remained at low

6	Annual Report 2012

levels, while large government deficits and future inflationary concerns still remain an issue for investors. During the reporting period, investors have been both risk-averse and risk seeking in the markets. Central bankers have battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicates the effectiveness of central bank policy.

For the annual reporting period ended October 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 5.25%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 8.94%, while the BofAML 10+ Year US Corporate Index returned 15.21% for the same time period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 13.58% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 3.53% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 16.79% for the reporting period.

2012 Annual Report	7

Nationwide Alternatives Allocation Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Alternatives Allocation Fund (Institutional Class) returned 2.61% versus 6.18% for its composite benchmark, 50% Barclays Global Aggregate Bond Index and 50% MSCI All Country World IndexSM. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Flexible Portfolio Funds (consisting of 349 funds as of October 31, 2012) was 5.56% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s allocations to global real estate investment trusts (REITs) and high-yield bonds were the largest positive contributors to Fund returns during the reporting period, primarily due to gains in January and June, 2012. In January, global REITs and high-yield bonds posted the greatest gains of the reporting period as investors sought riskier assets. In June, markets rallied as concerns about the European debt crisis eased with the formation of a pro-austerity government in Greece, along with the shoring up of Spain’s ailing banks. Positive performance for global REITs and high-yield bonds was slightly offset by negative returns in May 2012.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s allocation to commodities was the largest detractor from Fund returns during the reporting period, with the Fund’s allocation to international bonds coming in a distant second. Poor performance in these asset classes for the reporting period was largely the result of losses incurred in May 2012. Investors sought safety in less-risky assets in May, a time when U.S. job growth slowed significantly and uncertainty about the European debt crisis prevailed. In May, international markets retreated significantly; in addition, commodities markets declined, led by a global sell-off in oil. Losses in commodities were partially offset, however, by gains during June and July.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

When Goldman Sachs Asset Management, L.P., the Fund’s subadviser, feels it is appropriate, the Fund uses derivatives to obtain desired exposures to various asset classes. For instance, during the reporting period the Fund invested in listed and synthetic futures, currency forwards, credit default swaps and commodity-linked notes to achieve desired exposure to equities (emerging companies), fixed income (non-U.S. developed, emerging sovereign and U.S. high-yield) and commodities. We believe that the use of derivatives can often enhance operational simplicity, lower transaction costs and provide greater liquidity. The use of derivatives helped the Fund achieve its investment objectives by replicating index exposure. Throughout the reporting period, the use of derivatives provided positive absolute returns in the U.S. high-yield bonds, emerging markets bonds, and emerging markets equities portions and negative absolute returns in the International Bonds and Commodities portions of the Fund.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Matthew Hoehn, Donald Mulvihill* and Amna Qaiser*

*	Effective as of October 25, 2012

8	Annual Report 2012

Fund Performance	Nationwide Alternatives Allocation Fund

Average Annual Total Return

(For the periods ended October 31, 2012)

		1 Yr.	Inception[5]
Class A	w/o SC1	2.20%	(2.06)%
	w/SC2	(2.11)%	(5.32)%
Class C	w/o SC1	1.58%	(2.69)%
	w/SC3	0.58%	(2.69)%
Institutional Service Class[4]		2.62%	(1.74)%
Institutional Class[4]		2.61%	(1.74)%
[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on July 26, 2011.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.14%	1.00%
Class C	1.64%	1.50%
Institutional Service Class	0.89%	0.75%
Institutional Class	0.64%	0.50%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	9

Fund Performance	Nationwide Alternatives Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the Nationwide Alternatives Allocation Fund since inception versus the Barclays Capital Global Aggregate Bond Index (a), the MSCI All Country World Index (b), the Alternatives Allocation Fund Composite Index (c) and the Consumer Price Index (CPI) (d) from 8/1/11 through 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital Global Aggregate Bond Index is an unmanaged index that provides a broad-based measurement of the performance of the global investment-grade fixed-income markets.

(b)	The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

(c)	The Alternatives Allocation Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Alternatives Allocation Fund Composite is a combination of the Barclays Capital Global Aggregate Bond Index (50%) and the MSCI All Country World Index (50%).

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10	Annual Report 2012

Shareholder Expense Example	Nationwide Alternatives Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Alternatives Allocation Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,011.40	3.59	0.71
	Hypothetical	[b]	1,000.00	1,021.57	3.61	0.71
Class C Shares	Actual		1,000.00	1,008.40	7.07	1.40
	Hypothetical	[b]	1,000.00	1,018.10	7.10	1.40
Institutional Service Class	Actual		1,000.00	1,013.50	2.02	0.40
Shares	Hypothetical	[b]	1,000.00	1,023.13	2.03	0.40
Institutional Class Shares	Actual		1,000.00	1,013.50	2.02	0.40
	Hypothetical	[b]	1,000.00	1,023.13	2.03	0.40

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	11

Portfolio Summary October 31, 2012	Nationwide Alternatives Allocation Fund

Asset Allocation †
Mutual Fund	45.1%
U.S. Treasury Note	30.1%
Common Stocks	11.0%
U.S. Treasury Bonds	7.6%
Commodity-Linked Notes	5.3%
Purchased Options††	0.0%
Other assets in excess of liabilities	0.9%

100.0%

Top Industries †††
Real Estate Investment Trusts (REITs)	9.1%
Real Estate Management & Development	2.0%
Other Industries	88.9%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund — Institutional Class	45.5%
U.S. Treasury Note	30.4%
UBS AG Commodity Note	2.3%
Bank of America Corp. Commodity Note	1.6%
JPMorgan Chase Bank, NA Commodity Note	1.0%
Simon Property Group, Inc.	0.7%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	0.4%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 01/15/22	0.4%
U.S. Treasury Inflation Indexed Bonds, 3.88%, 04/15/29	0.4%
U.S. Treasury Inflation Indexed Bonds, 1.13%, 01/15/21	0.4%
Other Holdings	16.9%

100.0%

Top Countries †††
United States	92.1%
Liechtenstein	2.6%
Australia	0.9%
Japan	0.9%
United Kingdom	0.7%
Hong Kong	0.6%
Canada	0.6%
France	0.5%
Singapore	0.4%
Switzerland	0.1%
Other Countries	0.6%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Alternatives Allocation Fund

Common Stocks 11.0%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 9.0%
Abacus Property Group	7,565	$16,314
Acadia Realty Trust	1,146	29,429
Alexandria Real Estate Equities, Inc.	1,833	129,098
American Campus Communities, Inc.	2,243	101,630
Apartment Investment & Management Co., Class A	3,811	101,716
Artis Real Estate Investment Trust	1,300	21,269
Ascendas Real Estate Investment Trust	46,000	88,754
Ashford Hospitality Trust, Inc.	1,849	15,883
AvalonBay Communities, Inc.	2,688	364,385
Befimmo SCA Sicafi	410	24,966
Beni Stabili SpA	23,765	13,356
Big Yellow Group PLC	3,258	18,002
BioMed Realty Trust, Inc.	4,504	86,116
Boardwalk Real Estate Investment Trust	700	45,045
Boston Properties, Inc.	4,156	441,783
Brandywine Realty Trust	3,813	44,231
BRE Properties, Inc.	2,087	100,906
British Land Co. PLC	25,545	218,197
BWP Trust	10,844	23,513
Calloway Real Estate Investment Trust	1,400	40,581
Cambridge Industrial Trust	32,641	17,765
Camden Property Trust	2,241	147,077
Canadian Apartment Properties REIT	1,200	29,413
Canadian Real Estate Investment Trust	1,100	45,861
CapitaCommercial Trust	55,000	70,568
Capital Property Fund	53,199	61,233
Capital Shopping Centres Group PLC	18,659	100,439
CapitaMall Trust	59,000	101,515
CBL & Associates Properties, Inc.	4,304	96,280
CFS Retail Property Trust Group	54,239	109,898
Champion REIT	49,000	22,980
Charter Hall Retail REIT	6,959	26,219
Chartwell Seniors Housing Real Estate Investment Trust	1,900	19,537
Cofinimmo	425	48,318
Colonial Properties Trust	2,330	50,398
Commonwealth Property Office Fund	66,148	74,056
CommonWealth REIT	2,406	32,986
Corio NV	2,977	132,619
Corporate Office Properties Trust	2,194	54,740
Cousins Properties, Inc.	2,118	17,812
CubeSmart	2,862	37,549
Daiwa Office Investment Corp.	7	23,159
DCT Industrial Trust, Inc.	7,175	46,279
DDR Corp.	6,573	100,961
Derwent London PLC	2,795	93,010
Dexus Property Group	133,926	136,689
DiamondRock Hospitality Co.	4,609	39,084
Digital Realty Trust, Inc.	3,356	206,159
Douglas Emmett, Inc.	3,700	86,765
Duke Realty Corp.	6,923	100,245
DuPont Fabros Technology, Inc.	1,846	39,615

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
EastGroup Properties, Inc.	683	$35,557
Education Realty Trust, Inc.	2,336	24,598
Equity Lifestyle Properties, Inc.	1,208	81,335
Equity One, Inc.	1,564	32,688
Equity Residential	8,284	475,584
Essex Property Trust, Inc.	991	148,650
Eurocommercial Properties NV	1,047	41,059
Extra Space Storage, Inc.	2,654	91,536
Federal Realty Investment Trust	1,880	202,720
FelCor Lodging Trust, Inc.*	3,611	15,888
First Industrial Realty Trust, Inc.*	2,228	29,744
First Potomac Realty Trust	1,448	17,246
Fonciere des Regions	1,023	82,339
Fountainhead Property Trust	25,839	23,888
Franklin Street Properties Corp.	1,860	21,223
Frasers Commercial Trust	12,000	12,220
Frontier Real Estate Investment Corp.	5	44,190
Fukuoka REIT Co.	3	22,567
Gecina SA	666	73,878
General Growth Properties, Inc.	12,311	242,034
Glimcher Realty Trust	3,431	36,609
Global One Real Estate Investment Corp.	3	18,029
Goodman Group	40,585	186,314
Goodman Property Trust	19,965	17,396
GPT Group	48,087	177,578
Great Portland Estates PLC	8,889	67,124
H&R Real Estate Investment Trust	2,100	50,736
Hammerson PLC	20,110	153,352
Hankyu REIT Inc.	2	10,024
HCP, Inc.	11,806	523,006
Health Care REIT, Inc.	6,287	373,636
Healthcare Realty Trust, Inc.	2,132	50,081
Hersha Hospitality Trust	4,158	19,002
Highwoods Properties, Inc.	2,021	65,177
Home Properties, Inc.	1,479	89,908
Hospitality Properties Trust	3,496	80,827
Host Hotels & Resorts, Inc.	19,662	284,312
Inland Real Estate Corp.	1,736	14,183
Investa Office Fund	16,982	52,350
Is Gayrimenkul Yatirim Ortakligi AS	23,479	18,990
Japan Excellent, Inc.	5	27,720
Japan Prime Realty Investment Corp.	19	57,262
Japan Real Estate Investment Corp.	14	140,186
Japan Retail Fund Investment Corp.	49	89,331
Kenedix Realty Investment Corp.	8	27,327
Kilroy Realty Corp.	2,006	89,086
Kimco Realty Corp.	11,553	225,515
Kite Realty Group Trust	1,398	7,647
Kiwi Income Property Trust	29,065	27,946
Klepierre	2,813	104,344
Land Securities Group PLC	22,441	291,626
LaSalle Hotel Properties	2,306	55,206
Liberty Property Trust	3,340	117,301

2012 Annual Report	13

Statement of Investments (Continued)

October 31, 2012

Nationwide Alternatives Allocation Fund (continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Link REIT (The)	63,500	$315,554
LTC Properties, Inc.	200	6,602
Macerich Co. (The)	3,629	206,853
Mack-Cali Realty Corp.	2,544	66,119
Mapletree Logistics Trust	36,000	32,674
Mercialys SA	551	11,558
Mid-America Apartment Communities, Inc.	1,097	70,987
Mori Hills REIT Investment Corp.	5	24,302
MORI TRUST Sogo Reit, Inc.	5	45,773
Nippon Building Fund, Inc.	16	171,892
Nomura Real Estate Office Fund, Inc.	8	50,329
Orix JREIT, Inc.	8	38,953
Pebblebrook Hotel Trust	1,230	26,101
Pennsylvania Real Estate Investment Trust	1,424	23,539
Piedmont Office Realty Trust, Inc., Class A	4,952	88,146
Post Properties, Inc.	1,480	72,239
Premier Investment Corp.	6	21,847
Primaris Retail Real Estate Investment Trust	1,200	28,127
Prologis, Inc.	12,601	432,088
PS Business Parks, Inc.	469	30,077
Public Storage	3,985	552,441
Ramco-Gershenson Properties Trust	1,110	14,386
Regency Centers Corp.	2,588	124,276
RioCan Real Estate Investment Trust	3,300	90,004
SA Corporate Real Estate Fund	31,111	12,697
Saul Centers, Inc.	328	14,193
Segro PLC	19,087	73,185
Senior Housing Properties Trust	4,799	105,482
Shaftesbury PLC	7,290	64,557
Simon Property Group, Inc.	8,355	1,271,715
SL Green Realty Corp.	2,425	182,602
Societe Immobiliere de Location pour l’Industrie et le Commerce	246	27,552
Sovran Self Storage, Inc.	752	43,466
Starhill Global REIT	29,000	18,646
Sun Communities, Inc.	535	22,459
Sunstone Hotel Investors, Inc.*	3,255	32,159
Suntec Real Estate Investment Trust	63,000	82,747
Sycom Property Fund	2,648	7,922
Tanger Factory Outlet Centers	2,378	74,836
Taubman Centers, Inc.	1,575	123,716
Tokyu REIT, Inc.	5	26,394
Top REIT, Inc.	4	18,629
UDR, Inc.	6,433	156,129
Unibail-Rodamco SE	2,595	584,487
United Urban Investment Corp.	58	69,738
Universal Health Realty Income Trust	347	17,156
Vastned Retail NV	535	24,787
Ventas, Inc.	8,175	517,232
Vornado Realty Trust	4,876	391,104
Washington Real Estate Investment Trust	1,832	47,101

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Weingarten Realty Investors	3,321	$89,667
Wereldhave NV	231	13,655
Westfield Group	56,828	628,183
Westfield Retail Trust	81,855	262,842
Workspace Group PLC	3,281	16,202

		16,928,585

Real Estate Management & Development 2.0%
Aeon Mall Co., Ltd.	2,600	67,439
Argosy Property Ltd.	14,216	10,697
Atrium European Real Estate Ltd.	5,530	31,359
Ayala Land, Inc.	161,500	92,308
Brookfield Asset Management, Inc., Class A	15,700	540,442
Brookfield Office Properties, Inc.	7,000	107,795
CA Immobilien Anlagen AG*	2,046	25,370
Capital & Counties Properties PLC	21,384	78,111
CapitaLand Ltd.	72,000	191,747
Castellum AB	4,881	65,426
Daibiru Corp.	1,300	10,518
Echo Investment SA*	13,101	19,694
Fabege AB	4,199	41,703
First Capital Realty, Inc.	2,700	50,012
Forest City Enterprises, Inc., Class A*	4,742	76,109
Global Logistic Properties Ltd.	72,000	151,063
Globe Trade Centre SA*	8,712	22,450
Grainger PLC	11,470	20,457
GuocoLand Ltd.	13,000	23,053
Hang Lung Group Ltd.	24,000	141,855
Hang Lung Properties Ltd.	59,000	204,293
Heiwa Real Estate Co., Ltd.	900	10,529
Hongkong Land Holdings Ltd.	34,000	214,974
Hulic Co., Ltd.*	5,100	40,584
Hysan Development Co., Ltd.	17,342	76,501
Immofinanz AG*	30,082	116,284
IVG Immobilien AG*	4,008	9,978
Kerry Properties Ltd.	18,000	89,240
KLCC Property Holdings Bhd	9,800	19,079
Kungsleden AB	3,899	19,071
Mitsui Fudosan Co., Ltd.	24,000	485,154
NTT Urban Development Corp.	43	35,432
Precinct Properties New Zealand Ltd.	26,450	22,503
PSP Swiss Property AG REG*	1,052	96,612
Robinsons Land Corp.	65,600	30,249
Singapore Land Ltd.	3,000	16,851
SM Prime Holdings, Inc.	211,375	74,290
Swiss Prime Site AG REG*	1,461	122,231
Tokyu Land Corp.	15,000	84,209
United Industrial Corp. Ltd.	4,000	9,141
Wheelock & Co., Ltd.	23,000	100,324

		3,645,137

Total Common Stocks (cost $19,164,028)		20,573,722

14	Annual Report 2012

U.S. Treasury Bonds 7.6%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
0.13%, 04/15/16	$580,000	$638,173
0.13%, 04/15/17	460,000	500,405
0.13%, 01/15/22	625,000	695,809
0.13%, 07/15/22	425,000	466,018
0.50%, 04/15/15	320,000	355,381
0.63%, 07/15/21 (a)	540,300	631,921
0.75%, 02/15/42	245,000	278,145
1.13%, 01/15/21 (a)	555,000	691,215
1.25%, 04/15/14	230,000	258,843
1.25%, 07/15/20 (a)	490,000	617,304
1.38%, 07/15/18	225,000	280,567
1.38%, 01/15/20	285,000	362,195
1.63%, 01/15/15	290,000	372,469
1.63%, 01/15/18	250,000	320,110
1.75%, 01/15/28	235,000	338,698
1.88%, 07/15/15	255,000	330,080
1.88%, 07/15/19	230,000	303,670
2.00%, 01/15/14	320,000	413,879
2.00%, 07/15/14	290,000	375,480
2.00%, 01/15/16	255,000	329,238
2.00%, 01/15/26	305,000	469,744
2.13%, 01/15/19	225,000	295,113
2.13%, 02/15/40	230,000	364,664
2.13%, 02/15/41	365,000	576,090
2.38%, 01/15/17	260,000	346,355
2.38%, 01/15/25	425,000	710,200
2.38%, 01/15/27	250,000	398,364
2.50%, 07/15/16	305,000	401,182
2.50%, 01/15/29	215,000	333,381
2.63%, 07/15/17	210,000	280,389
3.38%, 04/15/32	75,000	162,822
3.63%, 04/15/28	255,000	583,247
3.88%, 04/15/29	295,000	694,109

Total U.S. Treasury Bonds (cost $12,994,675)		14,175,260

U.S. Treasury Note 30.1%

	Principal Amount	Market Value

U.S. Treasury Note, 3.13%, 05/15/19	49,840,000	56,490,550

Total U.S. Treasury Note (cost $56,525,711)		56,490,550

Commodity-Linked Notes 5.3%

	Principal Amount	Market Value

Bank of America Corp. Commodity Note, one-month U.S. Dollar LIBOR due 04/08/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	$3,500,000	$2,986,419
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 04/08/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	2,144,000	1,830,976
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 10/31/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	350,000	323,820
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 04/08/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	5,000,000	4,266,702
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 07/22/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	450,000	529,997

Total Commodity-Linked Notes (cost $11,444,000)		9,937,914

Purchased Options 0.0%†

	Number of Contracts	Market Value

Call Options 0.0%†
KLCI Index, Expires 11/30/12, Strike Price MYR 1,672.50*	48	13,919
KOSPI 200 Index, Expires 12/13/12, Strike Price KRW 254.40*	26	46,336
SET50 Index, Expires 12/27/12, Strike Price THB 884.85*	21	17,091

Total Purchased Options (cost $1,547)		77,346

2012 Annual Report	15

Statement of Investments (Continued)

October 31, 2012

Nationwide Alternatives Allocation Fund (continued)

Mutual Fund 45.1%

	Shares	Market Value

Money Market Fund 45.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (e)	84,546,303	$84,546,303

Total Mutual Fund (cost $84,546,303)		84,546,303

Total Investments (cost $184,676,264) (f) — 99.1%		185,801,095

Other assets in excess of liabilities — 0.9%		1,675,963

NET ASSETS — 100.0%		$187,477,058

*	Denotes a non-income producing security.

(a)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2012. The maturity date represents the actual maturity date.

(c)	Security is linked to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Commodity Index 3 Month Forward Total Return. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.
(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2012 was $9,937,914 which represents 5.30% of net assets.

(e)	Represents 7-day effective yield as of October 31, 2012.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

Bhd	Public Limited Company

KRW	South Korean Won

LIBOR.	London Interbank Offered Rate

Ltd.	Limited

MYR	Malaysia Ringgit

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

THB	Thailand Baht

16	Annual Report 2012

At October 31, 2012, the Fund’s open written options contracts were as follows (Note 2):

Put Options

Number of contracts	Description	Counterparty	Expiration Date	Premiums Paid/(Received)	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
48	KLCI Index (Strike Price MYR 1,672.50)	Credit Suisse International	11/30/12	$—	$(14,980)	$(14,980)
26	KOSPI 200 Index (Strike Price KRW 254.40)	Credit Suisse International	12/13/12	—	(88,326)	(88,326)
21	SET50 Index (Strike Price THB 884.85)	Credit Suisse International	12/27/12	—	(19,693)	(19,693)

				$—	$(122,999)	$(122,999)

Amounts designated as “—“ are zero or have been rounded to zero.

At October 31, 2012, the Fund’s open swap contracts were as follows (Note 2):

Credit default swaps on sovereign issues — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2012[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	Federal Republic of Brazil	1.000%	$3,600,000	1.115%	12/20/17	$(14,209)	$(2,240)
Bank of America Corp.	Republic of Colombia	1.000	100,000	0.919	06/20/17	(2,022)	2,507
Bank of America Corp.	Republic of Indonesia	1.000	3,600,000	1.153	06/20/17	(142,641)	122,055
Bank of America Corp.	Republic of Indonesia	1.000	1,400,000	1.308	12/20/17	(33,600)	13,875
Bank of America Corp.	Republic of Philippines	1.000	1,000,000	0.906	06/20/17	(29,285)	34,741
Bank of America Corp.	Republic of Philippines	1.000	500,000	1.023	12/20/17	(6,305)	6,305
Credit Suisse International	Republic of Colombia	1.000	100,000	0.810	12/20/16	(3,789)	4,681
Credit Suisse International	Republic of Indonesia	1.000	200,000	0.958	12/20/16	(7,693)	8,269
Credit Suisse International	Republic of Indonesia	1.000	200,000	1.060	03/20/17	(8,474)	8,192
Credit Suisse International	Republic of Indonesia	1.000	100,000	1.060	03/20/17	(2,794)	2,653
Credit Suisse International	Republic of Panama	1.000	100,000	0.813	09/20/16	(74)	910
Credit Suisse International	Republic of Peru	1.000	500,000	0.797	09/20/16	(6,063)	10,539
Credit Suisse International	Republic of Peru	1.000	100,000	0.797	09/20/16	(920)	1,816
Credit Suisse International	Republic of Peru	1.000	1,200,000	0.938	06/20/17	(33,048)	37,830
Credit Suisse International	Republic of Philippines	1.000	200,000	0.715	09/20/16	(4,337)	6,762
Credit Suisse International	Republic of Philippines	1.000	200,000	0.758	12/20/16	(11,736)	13,940
Credit Suisse International	Republic of Turkey	1.000	1,800,000	1.329	09/20/16	(78,529)	58,124
Credit Suisse International	Republic of Turkey	1.000	100,000	1.329	09/20/16	(3,221)	2,088
Credit Suisse International	Republic of Turkey	1.000	600,000	1.449	03/20/17	(35,298)	24,544
Credit Suisse International	Republic of Venezuela	5.000	1,200,000	7.231	09/20/16	(214,200)	132,465
Credit Suisse International	Republic of Venezuela	5.000	100,000	7.231	09/20/16	(13,209)	6,397
Credit Suisse International	Republic of Venezuela	5.000	100,000	7.317	12/20/16	(14,792)	7,315
Credit Suisse International	Republic of Venezuela	5.000	200,000	7.420	03/20/17	(17,986)	1,553
Credit Suisse International	Russia Foreign Bond	1.000	1,500,000	1.237	09/20/16	(33,229)	21,438
Credit Suisse International	Russia Foreign Bond	1.000	100,000	1.237	09/20/16	(1,563)	778
Deutsche Bank AG	Federal Republic of Brazil	1.000	1,100,000	0.866	09/20/16	(7,230)	14,189
Deutsche Bank AG	Federal Republic of Brazil	1.000	100,000	0.866	09/20/16	(558)	1,191
Deutsche Bank AG	Federal Republic of Brazil	1.000	4,100,000	1.020	06/20/17	(102,361)	103,446
Deutsche Bank AG	Republic of Panama	1.000	800,000	0.813	09/20/16	(1,173)	7,859
Deutsche Bank AG	Republic of Peru	1.000	2,400,000	1.027	12/20/17	0	(400)
Deutsche Bank AG	Republic of Turkey	1.000	200,000	1.449	03/20/17	(14,816)	11,231
Deutsche Bank AG	Republic of Turkey	1.000	2,300,000	1.628	12/20/17	(70,141)	1,779
Deutsche Bank AG	Republic of Venezuela	5.000	3,600,000	7.513	06/20/17	(422,573)	100,518
Deutsche Bank AG	Republic of Venezuela	5.000	900,000	7.670	12/20/17	(100,429)	7,551
Deutsche Bank AG	Russia Foreign Bond	1.000	200,000	1.364	03/20/17	(13,931)	11,064
Deutsche Bank AG	Russia Foreign Bond	1.000	2,200,000	1.431	06/20/17	(124,099)	84,076
Deutsche Bank AG	Russia Foreign Bond	1.000	600,000	1.545	12/20/17	(14,013)	(1,414)
Deutsche Bank AG	United Mexican States	1.000	3,900,000	0.910	06/20/17	(73,794)	94,236
UBS AG	Federal Republic of Brazil	1.000	300,000	0.964	03/20/17	(7,371)	8,191
UBS AG	Republic of Indonesia	1.000	1,100,000	0.899	09/20/16	(18,400)	23,940
UBS AG	Republic of Indonesia	1.000	100,000	0.899	09/20/16	(1,306)	1,810
UBS AG	Republic of Panama	1.000	100,000	0.813	09/20/16	(1,365)	2,202
UBS AG	Republic of Panama	1.000	500,000	0.894	03/20/17	(9,868)	12,733
UBS AG	Republic of Panama	1.000	1,900,000	0.939	06/20/17	(39,313)	46,790
UBS AG	Republic of Peru	1.000	300,000	0.828	12/20/16	(5,046)	7,507
UBS AG	Republic of Peru	1.000	100,000	0.885	03/20/17	(2,936)	3,547
UBS AG	Republic of Philippines	1.000	600,000	0.715	09/20/16	(9,754)	17,030
UBS AG	Republic of Philippines	1.000	100,000	0.715	09/20/16	(1,190)	2,403
UBS AG	Republic of Turkey	1.000	100,000	1.329	09/20/16	(3,696)	2,563
UBS AG	Republic of Turkey	1.000	4,100,000	1.516	06/20/17	(256,297)	166,409
UBS AG	Russia Foreign Bond	1.000	300,000	1.289	12/20/16	(12,180)	9,025

						$(2,032,857)	$1,267,013

2012 Annual Report	17

Statement of Investments (Continued)

October 31, 2012

Nationwide Alternatives Allocation Fund (continued)

Credit default swaps on credit indices — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2012[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	Markit CDX North America High Yield Index Series 19	5.000%	$27,200,000	5.191%	12/20/17	$33,482	$(96,009)

						$33,482	$(96,009)

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.

3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

4	Upfront premiums generally related to payments received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At October 31, 2012, the fund has $490,000 segregated as collateral with Deutsche Bank AG for open credit default swap contracts.

Equity Swaps

Counterparty	Reference Entity	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Bovespa Index	12/12/12	BRL	5,406,463	$(119,345)
Credit Suisse International	ISE 30 Index	12/31/12	TRY	823,064	9,853
Credit Suisse International	RTS Index	12/17/12		$1,343,947	(97,448)
Credit Suisse International	WIG20 Index	12/21/12	PLN	1,004,079	(16,307)

					$(223,247)

BRL	Brazilian Real
PLN	Poland Zloty
TRY	Turkish Lira

At October 31, 2012, the fund has $1,050,000 segregated as collateral with Credit Suisse International for open written options, credit default swaps, and equity swaps contracts.

18	Annual Report 2012

At October 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
9	Australian 10 Year Bond Future	12/17/12	$1,170,707	$2,198
12	Canadian 10 Year Bond Future	12/18/12	1,646,899	11,266
250	EURO-BOBL Future	12/06/12	40,773,638	38,002
44	FTSE/JSE Top 40 Future	12/20/12	1,683,090	35,048
56	H-Shares Index Future	11/29/12	3,832,182	(16,753)
6	Japan 10 Year Bond Treasury Future	12/11/12	10,841,789	23,770
15	Long GILT Future	12/27/12	2,883,933	(36,818)
41	Mexican Bolsa Index Future	12/21/12	1,305,337	24,559
82	MSCI Taiwan Index Future	11/29/12	2,096,740	(29,889)
121	SGX S&P CNX Nifty Future	11/29/12	1,364,759	(13,763)

			$67,599,074	$37,620

JSE	Johannesburg Stock Exchange
BOBL	Bundesobligationen (Federal Republic of Germany)
FTSE	Financial Times Stock Exchange
GILT	Government Index-Linked Treasury
CNX	CRISIL NSE Index
SGX	Singapore Exchange

At October 31, 2012, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	BNP Paribas	11/05/12	(5,400,000)	$(2,662,722)	$(2,658,723)	$3,999

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Brazilian Real	Morgan Stanley Co., Inc.	11/05/12	5,400,000	$2,653,106	$2,658,723	$5,617
Brazilian Real	BNP Paribas	12/04/12	5,400,000	2,651,282	2,658,723	7,441
Czech Republic Koruna	State Street Bank and Trust Co.	12/19/12	2,200,000	115,084	113,666	(1,418)
Hong Kong Dollar	Societe Generale	12/19/12	1,900,000	245,086	245,160	74
Hong Kong Dollar	Barclays Bank PLC	12/19/12	28,800,000	3,714,691	3,716,105	1,414
Hungarian Forint	State Street Bank and Trust Co.	12/19/12	19,600,000	87,680	89,644	1,964
Indian Rupee	Deutsche Bank Securities, Inc.	12/19/12	70,400,000	1,253,338	1,308,672	55,334
Indian Rupee	Societe Generale	12/19/12	8,800,000	163,114	163,584	470
Korean Won	Societe Generale	12/20/12	3,279,500,000	2,896,573	3,007,060	110,487
Korean Won	Societe Generale	12/20/12	374,800,000	333,422	343,664	10,242
Malaysian Ringgit	Societe Generale	12/19/12	2,700,000	871,586	886,408	14,822
Mexican Peso	State Street Bank and Trust Co.	12/19/12	12,100,000	916,743	924,087	7,344
Mexican Peso	State Street Bank and Trust Co.	12/19/12	1,100,000	84,427	84,008	(419)
Polish Zlotych	State Street Bank and Trust Co.	12/19/12	900,000	278,634	281,898	3,264
South African Rand	Societe Generale	12/19/12	1,400,000	167,264	161,464	(5,800)
South African Rand	State Street Bank and Trust Co.	12/19/12	11,900,000	1,437,962	1,372,446	(65,516)
Taiwan Dollar	Societe Generale	12/19/12	6,600,000	225,595	225,931	336
Taiwan Dollar	Societe Generale	12/19/12	62,700,000	2,128,310	2,146,342	18,032
Thailand Baht	Societe Generale	12/19/12	14,000,000	448,790	456,770	7,980
Turkish Lira	State Street Bank and Trust Co.	12/19/12	600,000	328,458	334,728	6,270
Turkish Lira	Societe Generale	12/19/12	100,000	55,182	55,788	606

Total Long Contracts				$21,056,327	$21,234,871	$178,544

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	19

Statement of Assets and Liabilities

October 31, 2012

Nationwide Alternatives Allocation Fund
Assets:
Investments, at value (cost $184,676,264)	$185,801,095
Restricted cash, collateral for open written options, credit default swaps, and equity swaps contracts	1,540,000
Foreign currencies, at value (cost $122,395)	117,610
Interest and dividends receivable	810,505
Receivable for capital shares issued	281,260
Reclaims receivable	8,056
Swap contracts, at value (Note 2)	98,290
Receivable for variation margin on futures contracts	42,404
Unrealized appreciation on forward foreign currency contracts (Note 2)	255,696
Prepaid expenses	23,012

Total Assets	188,977,928

Liabilities:
Payable for capital shares redeemed	309
Cash collateral due to broker for open swap contracts	80,000
Written options, at value (premiums $0)	122,999
Swap contracts, at value (Note 2)	1,149,908
Unrealized depreciation on forward foreign currency contracts (Note 2)	73,153
Accrued expenses and other payables:
Investment advisory fees	25,196
Fund administration fees	17,730
Distribution fees	423
Administrative servicing fees	10
Accounting and transfer agent fees	3,878
Trustee fees	530
Custodian fees	562
Compliance program costs (Note 3)	73
Professional fees	16,800
Printing fees	7,189
Other	2,110

Total Liabilities	1,500,870

Net Assets	$187,477,058

Represented by:
Capital	$190,680,465
Accumulated net investment loss	(690,314)
Accumulated net realized losses from investment, futures, forward and foreign currency, written options, and swap transactions	(4,678,099)
Net unrealized appreciation/(depreciation) from investments	1,124,831
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	37,620
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	182,543
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,746)
Net unrealized appreciation/(depreciation) from written options (Note 2)	(122,999)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	947,757

Net Assets	$187,477,058

20	Annual Report 2012

Nationwide Alternatives Allocation Fund
Net Assets:
Class A Shares	$707,666
Class C Shares	328,521
Institutional Service Class Shares	8,803
Institutional Class Shares	186,432,068

Total	$187,477,058

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	72,636
Class C Shares	34,017
Institutional Service Class Shares	901
Institutional Class Shares	19,077,996

Total	19,185,550

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.74
Class C Shares (a)	$9.66
Institutional Service Class Shares	$9.77
Institutional Class Shares	$9.77
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.17

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	21

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Alternatives Allocation Fund
INVESTMENT INCOME:
Dividend income	$867,610
Interest income	763,939
Foreign tax withholding	(21,936)

Total Income	1,609,613

EXPENSES:
Investment advisory fees	723,138
Fund administration fees	124,907
Distribution fees Class A	1,706
Distribution fees Class C	2,409
Administrative servicing fees Class A	445
Registration and filing fees	74,587
Professional fees	84,254
Printing fees	19,149
Trustee fees	6,992
Custodian fees	4,806
Accounting and transfer agent fees	16,800
Compliance program costs (Note 3)	748
Other	48,694

Total expenses before earnings credit and expenses reimbursed	1,108,635

Earnings credit (Note 5)	(1,891)
Expenses reimbursed by adviser (Note 3)	(378,975)

Net Expenses	727,769

NET INVESTMENT INCOME	881,844

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(929,218)
Net realized gains from futures transactions (Note 2)	3,189,584
Net realized losses from forward and foreign currency transactions (Note 2)	(1,574,991)
Net realized losses from written option transactions (Note 2)	(461,277)
Net realized gains from swap transactions (Note 2)	4,688,201

Net realized gains from investment, futures, forward and foreign currency, written options, and swap transactions	4,912,299

Net change in unrealized appreciation/(depreciation) from investments	(1,413,039)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(579,813)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	736,706
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,443
Net change in unrealized appreciation/(depreciation) from written options (Note 2)	(19,235)
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	(125,183)

Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	(1,399,121)

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	3,513,178

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,395,022

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Alternatives Allocation Fund
	Year Ended October 31, 2012	Period ended October 31, 2011 (a)
Operations:
Net investment income	$881,844	$179,861
Net realized gains/(losses) from investment, futures, forward and foreign currency, written options, and swap transactions	4,912,299	(11,651,136)
Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	(1,399,121)	3,564,127

Change in net assets resulting from operations	4,395,022	(7,907,148)

Distributions to Shareholders From:
Net investment income:
Class A	–	–
Class C	–	–
Institutional Service Class	(8)	–
Institutional Class	(150,008)	–

Change in net assets from shareholder distributions	(150,016)	–

Change in net assets from capital transactions	17,275,341	173,863,859

Change in net assets	21,520,347	165,956,711

Net Assets:
Beginning of period	165,956,711	–

End of period	$187,477,058	$165,956,711

Accumulated net investment loss at end of period	$(690,314)	$(247,301)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$427,024	$509,959
Dividends reinvested	–	–
Cost of shares redeemed	(251,239)	(5)

Total Class A Shares	175,785	509,954

Class C Shares
Proceeds from shares issued	226,058	127,179
Dividends reinvested	–	–
Cost of shares redeemed	(38,624)	–

Total Class C Shares	187,434	127,179

Institutional Service Class Shares
Proceeds from shares issued	–	9,000
Dividends reinvested	8	–
Cost of shares redeemed	–	–

Total Institutional Service Class Shares	8	9,000

Institutional Class Shares
Proceeds from shares issued	51,792,053	184,516,440
Dividends reinvested	150,008	–
Cost of shares redeemed	(35,029,947)	(11,298,714)

Total Institutional Class Shares	16,912,114	173,217,726

Change in net assets from capital transactions	$17,275,341	$173,863,859

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

2012 Annual Report	23

Statements of Changes in Net Assets (Continued)

	Nationwide Alternatives Allocation Fund
	Year Ended October 31, 2012	Period ended October 31, 2011 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	45,644	53,422
Reinvested	–	–
Redeemed	(26,429)	(1)

Total Class A Shares	19,215	53,421

Class C Shares
Issued	24,427	13,695
Reinvested	–	–
Redeemed	(4,105)	–

Total Class C Shares	20,322	13,695

Institutional Service Class Shares
Issued	–	900
Reinvested	1	–
Redeemed	–	–

Total Institutional Service Class Shares	1	900

Institutional Class Shares
Issued	5,479,295	18,505,575
Reinvested	16,668	–
Redeemed	(3,758,195)	(1,165,347)

Total Institutional Class Shares	1,737,768	17,340,228

Total change in shares	1,777,306	17,408,244

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Alternatives Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2012 (f)	$9.53	0.02	0.19	0.21	–	–	–	$9.74	2.20%		$707,666	0.72%	0.18%		0.93%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$508,909	0.65%	0.24%		1.15%	15.06%

Class C Shares
Year Ended October 31, 2012 (f)	$9.51	(0.05)	0.20	0.15	–	–	–	$9.66	1.58%		$328,521	1.40%	(0.52%	)	1.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	(0.01)	(0.48)	(0.49)	–	–	–	$9.51	(4.90%	)	$130,226	1.39%	(0.47%	)	1.95%	15.06%

Institutional Service Class Shares
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	–	$9.77	2.62%		$8,803	0.40%	0.49%		0.60%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$8,580	0.40%	0.40%		0.77%	15.06%

Institutional Class Shares
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	–	$9.77	2.61%		$186,432,068	0.40%	0.49%		0.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$165,308,996	0.40%	0.41%		0.76%	15.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	25

Notes to Financial Statements

October 31, 2012

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2012, the Trust operates thirty-three (33) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Nationwide Alternatives Allocation Fund (the “Fund”), a series of the Trust.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

26	Annual Report 2012

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”) and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations and provide recommendations to the Board of Trustees’ Valuation Committee. The FVC follows guidelines approved by the Board of Trustees to make fair value determinations when values provided by vendor pricing sources are unavailable or have become unreliable. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Securities may be fair valued under procedures approved by the Board of Trustees in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. A fair value determination may also take into account other factors, including, but not limited to the size of the Fund’s holdings, related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other relevant information relevant to the investment. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Commodity-linked notes are valued at the last quoted bid price provided by the counterparty, which generally considers the movement of an underlying commodity index as well as other terms of the contract including the leverage factor and any fee and/or interest components of the note, and are categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

2012 Annual Report	27

Notes to Financial Statements (Continued)

October 31, 2012

Valuation of various derivatives used by the Fund is discussed below.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2012:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Real Estate Investment Trusts (REITS)	$11,094,870	$5,833,715	$—	$16,928,585
Real Estate Management & Development	774,358	2,870,779	—	3,645,137
Total Common Stocks	$11,869,228	$8,704,494	$—	$20,573,722
Commodity-Linked Notes	—	9,937,914	—	9,937,914
Swap Contracts	9,853	88,437	—	98,290
Forward Foreign Currency Contracts	—	255,696	—	255,696
Futures Contracts	134,843	—	—	134,843
Mutual Fund	84,546,303	—	—	84,546,303
Purchased Options	—	77,346	—	77,346
U.S. Treasury Bonds	—	14,175,260	—	14,175,260
U.S. Treasury Note	—	56,490,550	—	56,490,550
Total Assets	$96,560,227	$89,729,697	$—	$186,289,924
Liabilities:
Swap Contracts	(233,100)	(916,808)	—	(1,149,908)
Forward Foreign Currency Contracts	—	(73,153)	—	(73,153)
Futures Contracts	(97,223)	—	—	(97,223)
Written Options	—	(122,999)	—	(122,999)
Total Liabilities	$(330,323)	$(1,112,960)	$—	$(1,443,283)
Total	$96,229,904	$88,616,737	$—	$184,846,641

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

For the year ended October 31, 2012, the Fund had no investments categorized as Level 3 investments.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because the notes are often leveraged, the investments may be less liquid and the notes’ values more volatile than the underlying index. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and

28	Annual Report 2012

maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, the Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by the amount specified in the agreement, the notes have an automatic redemption feature. The Fund can request prepayment from the issuer at any time. The Fund records a realized gain or loss when a note matures or is sold.

(d)	Options

The Fund purchased and wrote call and put options, respectively, on foreign indices, and entered into closing transactions with respect to such options to terminate an existing position. Such call and put options are purchased to replicate the performance of an index. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the strike price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position will reflect, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund include American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

2012 Annual Report	29

Notes to Financial Statements (Continued)

October 31, 2012

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than purchased options) expose the Fund to counterparty risk. To the extent required by Securities Exchange Commission (“SEC”) guidelines, the Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s options contracts are disclosed in the Statement of Assets and Liabilities under “Written options, at value” and in the Statement of Operations under “Net realized gains/losses from written options transactions” and “Net change in unrealized appreciation/(depreciation) from written options.”

Transactions in written options during the year ended October 31, 2012

	Put Options
	Number of Contracts	Premiums
Balance at 10/31/11	136	$—
Written	1,025	—
Terminated in closing purchase transactions	(1,066)	—
Expirations	—	—
Exercised	—	—
Balance as of 10/31/12	95	$—

Amounts designated as “—“ are zero or have been rounded to zero.

(e)	Swap Contracts

Credit Default Swaps. The Fund entered into credit default swap contracts during the year ended October 31, 2012. Swap contracts are privately negotiated agreements between the Fund and a counterparty. The Fund uses credit default swap contracts to create synthetic long exposure to domestic indices and sovereign debt securities. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) were to occur, the Fund either (i) pays to the buyer of protection an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

30	Annual Report 2012

Credit default swaps on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. The Fund uses credit default swaps on sovereign issues to take a long position to replicate performance of a particular security.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Pricing services utilize comparisons to two valuation sources. If the valuations differ by more than 100 basis points against the notional amount, further investigation with the pricing services takes place. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on sovereign issues and credit indices, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of October 31, 2012 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Equity Swaps. The Fund entered into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances. Equity swaps are also used to provide particular index exposure. The counterparty to an equity swap contract is a financial institution. The Fund’s equity swap contracts are structured in a manner in which the counterparty and the Fund each agree to pay the other party the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in the particular indices. The Fund has segregated liquid assets to cover its obligations under the equity swap contracts.

The Fund entered into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are valued at the last quoted sales price on the valuation date and are generally categorized as Level 1 investments within the hierarchy.

2012 Annual Report	31

Notes to Financial Statements (Continued)

October 31, 2012

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts”.

(f)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts to gain exposure to certain currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(g)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the value of equities and interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

32	Annual Report 2012

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments as of October 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Swap contracts
Credit risk	Swap contracts, at value	$88,437
Equity risk	Swap contracts, at value	9,853

Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	59,607
Interest rate risk	Unrealized appreciation from futures contracts	75,236

Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation from forward foreign currency contracts	255,696

Total		$488,829

Liabilities:
Written Options
Equity risk	Written options, at value	$(122,999)

Swap contracts
Credit risk	Swap contracts, at value	(916,808)
Equity risk	Swap contracts, at value	(233,100)

Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	(60,405)
Interest rate risk	Unrealized depreciation from futures contracts	(36,818)

Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation from forward foreign currency contracts	(73,153)

Total		$(1,443,283)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

Realized Gain/(Loss):	Total
Written Options
Equity risk	$(461,277)

Swap contracts
Credit risk	4,029,782
Equity risk	658,419

Futures Contracts
Equity risk	1,099,937
Interest rate risk	2,089,647

Forward Foreign Currency Contracts
Currency risk	(1,574,991)

Total	$5,841,517

2012 Annual Report	33

Notes to Financial Statements (Continued)

October 31, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Written Options
Equity risk	$(19,235)
Swap contracts
Credit risk	573,356
Equity risk	(698,539)
Futures Contracts
Equity risk	(686,799)
Interest rate risk	106,986
Forward Foreign Currency Contracts
Currency risk	736,706
Total	$12,475

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended October 31, 2012.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2012 are primarily attributable to adjustments for foreign currency gains and losses, Passive Foreign Investment Company income, Real Estate Investment Trust (“REIT”) returns of capital, and swap contracts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(j)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more

34	Annual Report 2012

likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable period from July 26, 2011 (commencement of operations) through October 31, 2012 remains subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Goldman Sachs Asset Management, L.P. (the “Subadviser”) as the subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

2012 Annual Report	35

Notes to Financial Statements (Continued)

October 31, 2012

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended October 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.40%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.40% for all share classes until February 28, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ran until December 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of October 31, 2012, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Period Ended 2011(a) Amount	Fiscal Year 2012 Amount	Total
$159,203	$378,975	$538,178
(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

During the year ended October 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid

36	Annual Report 2012

to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2012, the Fund’s aggregate portion of such costs amounted to $748.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. NFD also receives fees for services as principal underwriter for Class C shares of the Fund. These fees are contingent deferred sales charges (“CDSCs”) of 1% on redemptions made within one year of purchase, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. For the year ended October 31, 2012, NFD received commissions of $8,390 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Fund, of which $1,418 was re-allowed to affiliated broker-dealers of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Service Class shares of the Fund.

For the year ended October 31, 2012, NFS received $445 in administrative services fees from the Fund.

As of October 31, 2012, NFA or its affiliates directly held 99.44% of the outstanding shares of the Fund.

4.  Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Fund assessed a 2.00% redemption fee on shares that were sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

2012 Annual Report	37

Notes to Financial Statements (Continued)

October 31, 2012

For the year ended October 31, 2012, the Fund had contributions to capital due to the collection of redemption fees in the amount of $282.

For the year ended October 31, 2011, the Fund had no contributions to capital due to the collection of redemption fees.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any unused earnings credits expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended October 31, 2012, the Fund had purchases of $100,835,938 and sales of $76,362,935 (excluding short-term securities).

For the year ended October 31, 2012, the Fund had purchases of $61,138,892 and sales of $11,674,186 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

38	Annual Report 2012

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and Forwards. Using swaps and forwards can involve greater risks than investing directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

2012 Annual Report	39

Notes to Financial Statements (Continued)

October 31, 2012

10.  Other

As of October 31, 2012, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 4 accounts holding 70.88% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

11.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended October 31, 2012, the Fund recaptured $0 of brokerage commissions.

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$150,016	$—	$150,016	$—	$150,016

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$980,575	$—	$980,575	$—	$(4,567,119)	$383,137	$(3,203,407)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals.

Amounts designated as “—“ are zero or have rounded to zero.

As of October 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$185,426,677	$3,447,795	$(3,073,377)	$374,418

As of October 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

Loss Carryforward Character
Short Term	Long Term
$4,567,119	$—

40	Annual Report 2012

During the year ended October 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $6,014,383 to offset capital gains.

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

2012 Annual Report	41

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Alternatives Allocation Fund (a series of Nationwide Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

42	Annual Report 2012

Management Information

October 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	87	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	87

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	87	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	87	None

2012 Annual Report	43

Management Information (Continued)

October 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	87	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	87	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	87	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	87	None

44	Annual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	87	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2012 Annual Report	45

Management Information (Continued)

October 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

46	Annual Report 2012

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2012 Annual Report	47

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

AR-ALT 12/12

Nationwide Mutual Funds

AnnualReport

October 31, 2012

Equity Funds

Nationwide Fund

Nationwide Growth Fund

Nationwide International Value Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Enhanced Income Fund

Nationwide Government Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Money Market Fund

Nationwide Short Duration Bond Fund

AnnualReport

October 31, 2012

Contents

1	Message to Shareholders

Equity Funds
8	Nationwide Fund
23	Nationwide Growth Fund
36	Nationwide International Value Fund
50	Nationwide Small Company Growth Fund
61	Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds
88	Nationwide Bond Fund
103	Nationwide Enhanced Income Fund
122	Nationwide Government Bond Fund
136	Nationwide Inflation-Protected Securities Fund
146	Nationwide Money Market Fund
159	Nationwide Short Duration Bond Fund

179	Notes to Financial Statements

203	Report of Independent Registered Public Accounting Firm

204	Supplemental Information

206	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders

October 31, 2012

Dear Fellow Shareholder,

What qualities do you look for in a financial advisor? Are some of them trust worthiness, loyalty, honesty and reliability? Do you want a person who puts your needs first and is someone you can count on during good times and bad? The best investment advisor-client relationships have the same characteristics as successful marriages, friendships and partnerships.

At Nationwide Mutual Funds, we understand the importance of the relationships our shareholders have with their financial advisors. That’s why we listen carefully and respond to what your financial advisors tell us you want. By supporting your financial advisor with relevant economic insights and access to specialized expertise, timesaving investment tools and a range of competitive mutual funds, we help advisors to advise and to serve you.

Together, along with your advisor, we will work our way through current and upcoming economic challenges. Once the post-election dust settles, investors will focus on the “fiscal cliff,” the automatic spending cuts and expiration of the Bush era tax cuts currently scheduled for year-end. The negative effect of this possible future event on gross domestic product (GDP) could push the U.S. economy into another recession. We are keeping a close watch on the fiscal cliff situation, as well as on the continuing instability within the eurozone, developments related to the implementation of the U.S. government health-care plan, and the status of U.S. government debt.

Despite economic and political uncertainty, the U.S. stock market, as measured by the S&P 500® Total Return Index, returned 15.21% for the 12-month period ended October 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the second and third quarters of 2012, contributing to several market rallies worldwide.

Investors need to remember that short-term conditions are always changing, and there will always be times for good markets and for not-so-good markets. We are here for you and your advisor for the long term. Since the Nationwide Fund was launched in 1933, we and others before us at Nationwide Mutual Funds have shepherded many families along the paths to their financial goals. Nearly eight decades of experience have taught us a lot about managing through market cycles.

We are committed to continuous improvement and to listening, learning and always doing what we think is best for you and your advisors. These are things that good partners do. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2012 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks

Nationwide Fund — The Fund is subject to stock market risk. Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

Nationwide Growth Fund — The Fund is subject to stock market risk and portfolio turnover risk. Growth funds may underperform other funds that use different investing styles.

Nationwide International Value Fund — The Fund is subject to stock market risk and portfolio turnover risk. The Fund is subject to risks associated with investing in foreign securities. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles.

Nationwide Small Company Growth Fund — The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles.

Nationwide U.S. Small Cap Value Fund — The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles.

Nationwide Bond Fund — The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. The Fund also is subject to risks associated with investing in high-yield bonds and foreign securities.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund — The Funds are subject to interest rate risk. The Funds are subject to credit and liquidity risks associated with the underlying bonds owned by the Funds. The Funds also are subject to

2	Annual Report 2012

prepayment and call risk, extension risk, and mortgage- and asset-backed securities risks to varying degrees.

Nationwide Government Bond Fund — The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. The Fund is subject to portfolio turnover risk.

Nationwide Inflation-Protected Securities Fund — The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund is subject to inflation-protected bonds risk due to the inflation adjustment feature of these bonds, which can cause them to have lower yields than those of conventional fixed-rate bonds. The Fund also is subject to prepayment and call risk to varying degrees.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Service Class shares (Institutional Class shares for the Nationwide Enhanced Income Fund, Nationwide Growth Fund, Nationwide Inflation-Protected Securities Fund and Nationwide Money Market Fund; Service Class shares for the Nationwide Short Duration Bond Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising investment-grade bonds with a maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, fixed-rate, nonconvertible, investment-grade, publicly issued U.S. TIPS with $250 million or more in outstanding face value and a remaining maturity of at least one year.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

2012 Annual Report	3

Important Disclosures (Continued)

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted, market capitalization-weighted index of U.S. equity REITs; includes all tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market that have more than 50% of their total assets in qualifying real estate assets other than mortgages secured by real property.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 84% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Total Return Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the

4	Annual Report 2012

3,000 largest U.S. companies, based on market capitalization. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Total Return Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies). The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

Sales Charge and Fee Information

—	Nationwide Fund
—	Nationwide Bond Fund
—	Nationwide Government Bond Fund
—	Nationwide International Value Fund
—	Nationwide Small Company Growth Fund
—	Nationwide U.S. Small Cap Value Fund

Institutional Service Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

—	Nationwide Enhanced Income Fund
—	Nationwide Growth Fund
—	Nationwide Inflation-Protected Securities Fund
—	Nationwide Money Market Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

—	Nationwide Short Duration Bond Fund

Service Class shares have no sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

2012 Annual Report	5

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2012.

In November 2011, the U.S. stock market dropped slightly due to investors’ concerns about Europe’s sovereign debt crisis, the need for deficit reduction in the United States, and a troubled U.S. housing market. A coordinated effort by the world’s major central banks to lower the cost of U.S. dollar loans to European banks did little to improve the condition of the market. The U.S. stock market exhibited a strong finish in the fourth quarter of 2011, primarily due to a solid earnings season and positive jobs data, with the S&P 500® Total Return Index (S&P 500) returning 11.82%.

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500 returning 4.48% for the month. The market continued to rally throughout the first quarter of 2012, due to positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This, in turn, had a positive impact on consumer sentiment, which reached a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a 130 billion euro bailout. The Federal Reserve also offered additional insight after its January Federal Open Market Committee meeting, stating that it was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012.

The second quarter of 2012 saw the same recurring themes of the past several years affecting the markets. During parliamentary elections in Greece, voters chose the New Democracy party, rejecting the two main political parties and, therefore, the bailout package that had been agreed to months earlier. Spain experienced credit-rating downgrades of its sovereign debt, and the creditworthiness of the country’s banks was questioned. The Fed disappointed investors who expected it to take dramatic action in June. Instead, the Fed opted for a six-month extension of “Operation Twist,” meaning that the Fed will continue to extend the average maturity of its Treasury holdings in an attempt to (i) flatten the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds as measured by the difference between the 3-month Treasury Bill and the

10-year Treasury Note) and (ii) entice investors into riskier assets. First-quarter 2012 GDP growth came in at 1.9%, and the S&P 500 registered -2.75% for the second quarter of 2012.

The world markets performed strongly during the third quarter of 2012 in response to new monetary easing policies implemented both in the United States and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program, which allows the ECB to make unlimited secondary-market purchases of bonds. The Fed announced its plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. The S&P 500 returned 6.35% for the third quarter of 2012.

The U.S. stock market, as measured by the S&P 500, registered -1.85% in October 2012, halting a rally which had begun in June. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the outcome of the U.S. presidential election, the fiscal cliff and continued instability within the eurozone.

For the annual reporting period ended October 31, 2012, large-capitalization U.S. stocks, as measured by the S&P 500, returned 15.21%. Mid-cap U.S. stocks, as measured by the Russell Midcap® Total Return Index, returned 12.15%, and small-cap U.S. stocks, as measured by the Russell 2000® Total Return Index, returned 12.08% for the reporting period.

International stocks and emerging market stocks grew during the annual reporting period ended October 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 4.61% for the reporting period. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 2.63% for the reporting period.

The fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high rates of unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy has sought to meet the demand for money and to shift investors into riskier assets in the hopes that this will enable the private sector to grow. Interest rates remained at low

6	Annual Report 2012

levels, while large government deficits and future inflationary concerns still remain an issue for investors. During the reporting period, investors have been both risk-averse and risk seeking in the markets. Central bankers have battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicates the effectiveness of central bank policy.

For the annual reporting period ended October 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 5.25%. On the corporate bond front, the Bank of

America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 8.94%, while the BofAML 10+ Year US Corporate Index returned 15.21% for the same time period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 13.58% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 3.53% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 16.79% for the reporting period.

2012 Annual Report	7

Nationwide Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Fund (Institutional Service Class) returned 11.82% versus 15.21% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 947 funds as of October 31, 2012) was 13.16% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s overweight positions in health care and financials and its zero-weight position in utilities. Pharmaceutical companies performed particularly well during the reporting period, with several acquisitions and various FDA approvals being viewed favorably by the market. During the reporting period, the financials sector offered opportunities to invest in companies that appeared to be undervalued, as many financial firms produced solid earnings and vastly improved their fundamentals despite the financial crisis. The Fund’s zero weight in the utilities sector during the reporting period proved to be beneficial due to the defensive nature of these companies and the rally that occurred in the stock market.

The largest individual stock contributors to the Fund’s relative return included media and cable company Comcast Corp.; discount apparel retailer The TJX Cos., Inc.; and oil and gas exploration and production company EOG Resources, Inc. Comcast recorded generally positive results during the reporting period, benefiting from higher average revenue per user (ARPU) and an increase in the percentage of customers purchasing more than one product. The TJX Cos. saw an increase in overall sales during the reporting period. The retailer continued to experience higher customer traffic as consumers wanted value amid the slow U.S. economic recovery. EOG Resources continued to execute its Eagle Ford project well during the reporting period and produced earnings that gave evidence of production growth.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

During the reporting period, the Fund’s positions in energy, information technology and industrials detracted the most from relative Fund performance. In particular, oil and gas exploration companies in the energy sector struggled as additional supply became available and energy prices fell during the reporting period. The Fund’s selection of holdings versus the benchmark holdings in information technology companies disappointed during the reporting period. Specifically, a zero weight in Apple Inc. took away from relative performance. In addition, the industrials sector as a whole declined during the reporting period because of continued fears of an international slowdown.

The most significant detracting Fund holdings on a relative basis were oil and gas producer Apache Corp.; automobile insurance claims software company Solera Holdings, Inc.; and oil and gas exploration and production company Anadarko Petroleum Corp. Apache’s shares weakened, along with those of other energy holdings, as global energy prices fell in late 2011 and early 2012. The company also was affected by the political turmoil in Egypt, where it has operations, and by some routine production issues in other geographical locations. Solera Holdings underperformed during the reporting period largely due to investors’ concerns about the company’s sizable revenue exposure to Europe and the negative currency effect. Anadarko Petroleum struggled as energy prices fell over during the reporting period. In the second quarter of 2012, we eliminated our position in Anadarko Petroleum following poor performance resulting from significant litigation issues.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Paul Atkinson and Francis Radano III, CFA

Subadviser:

Diamond Hill Capital Management, Inc.

Portfolio Managers:

Charles S. Bath, CFA; William Dierker, CFA; and Christopher Welch, CFA

8	Annual Report 2012

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	11.56%	(2.54)%	5.23%
	w/SC2	5.11%	(3.69)%	4.61%
Class B	w/o SC1	10.72%	(3.22)%	4.51%
	w/SC3	5.72%	(3.54)%	4.51%
Class C4	w/o SC1	10.76%	(3.20)%	4.51%
	w/SC5	9.76%	(3.20)%	4.51%
Class R2[4,6,7]		11.21%	(2.80)%	5.04%
Institutional Service Class[8]	w/o SC	11.82%	(2.30)%	5.49%
	w/SC9	6.77%	(3.20)%	5.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[9]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

Expense Ratio*
Class A	1.03%
Class B	1.77%
Class C	1.77%
Class R2	1.45%
Institutional Service Class	0.83%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	9

Fund Performance (Continued)	Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Fund, versus the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10	Annual Report 2012

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,011.10	5.11	1.01
	Hypothetical	[b]	1,000.00	1,020.06	5.13	1.01
Class B Shares	Actual		1,000.00	1,007.70	8.68	1.72
	Hypothetical	[b]	1,000.00	1,016.49	8.72	1.72
Class C Shares	Actual		1,000.00	1,007.80	8.68	1.72
	Hypothetical	[b]	1,000.00	1,016.49	8.72	1.72
Class R2 Shares	Actual		1,000.00	1,009.90	6.16	1.22
	Hypothetical	[b]	1,000.00	1,019.00	6.19	1.22
Institutional Service Class	Actual		1,000.00	1,012.50	3.95	0.78
Shares[c]	Hypothetical	[b]	1,000.00	1,021.22	3.96	0.78

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

2012 Annual Report	11

Portfolio Summary October 31, 2012	Nationwide Fund

Asset Allocation †
Common Stocks	97.7%
Mutual Fund	2.4%
Repurchase Agreement	1.0%
Liabilities in excess of other assets	(1.1)%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	9.2%
Pharmaceuticals	7.7%
Insurance	6.5%
Food Products	4.9%
Health Care Equipment & Supplies	4.6%
Diversified Financial Services	4.6%
Commercial Banks	3.9%
Information Technology Services	3.8%
Machinery	3.7%
Software	3.7%
Other Industries*	47.4%

100.0%

Top Holdings ††
Johnson & Johnson	3.1%
United Technologies Corp.	2.7%
PepsiCo, Inc.	2.6%
JPMorgan Chase & Co.	2.5%
Procter & Gamble Co. (The)	2.4%
Fidelity Institutional Money Market Fund — Institutional Class	2.3%
Comcast Corp., Class A	2.3%
Pfizer, Inc.	2.2%
Baxter International, Inc.	2.1%
Wells Fargo & Co.	2.1%
Other Holdings*	75.7%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Fund

Common Stocks 97.7%

	Shares	Market Value

Aerospace & Defense 3.5%
Bombardier, Inc., Class B	1,411,600	$5,370,793
United Technologies Corp.	224,635	17,557,472

		22,928,265

Auto Components 0.9%
BorgWarner, Inc.*	84,700	5,574,954

Beverages 2.6%
PepsiCo, Inc.	249,250	17,258,070

Biotechnology 0.5%
Gilead Sciences, Inc.*	52,400	3,519,184

Capital Markets 2.0%
Charles Schwab Corp. (The)	637,960	8,663,497
State Street Corp.	107,600	4,795,732

		13,459,229

Chemicals 3.7%
Air Products & Chemicals, Inc.	44,840	3,476,445
Monsanto Co.	42,700	3,675,189
Potash Corp. of Saskatchewan, Inc.	164,200	6,628,754
PPG Industries, Inc.	26,375	3,087,985
Praxair, Inc.	68,900	7,317,869

		24,186,242

Commercial Banks 3.9%
PNC Financial Services Group, Inc.	118,245	6,880,677
Royal Bank of Canada	94,600	5,393,266
Wells Fargo & Co.	402,595	13,563,425

		25,837,368

Communications Equipment 3.6%
Cisco Systems, Inc.	655,146	11,229,202
Juniper Networks, Inc.*	157,390	2,607,952
QUALCOMM, Inc.	172,500	10,104,188

		23,941,342

Computers & Peripherals 1.2%
EMC Corp.*	324,100	7,914,522

Construction & Engineering 0.5%
Fluor Corp.	53,650	2,996,352

Diversified Financial Services 4.6%
Citigroup, Inc.	191,200	7,148,968
IntercontinentalExchange, Inc.*	52,600	6,890,600
JPMorgan Chase & Co.	388,666	16,199,599

		30,239,167

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 1.2%
TELUS Corp.	90,949	$5,904,514
TELUS Corp., Non-Voting Shares, Class A	31,919	2,052,711

		7,957,225

Electrical Equipment 0.8%
Emerson Electric Co.	111,100	5,380,573

Energy Equipment & Services 1.6%
National Oilwell Varco, Inc.	71,100	5,240,070
Schlumberger Ltd.	74,400	5,173,032

		10,413,102

Food & Staples Retailing 2.4%
CVS Caremark Corp.	202,860	9,412,704
Sysco Corp.	206,580	6,418,441

		15,831,145

Food Products 5.0%
ConAgra Foods, Inc.	220,355	6,134,683
General Mills, Inc.	155,935	6,249,875
Kellogg Co.	218,200	11,416,224
Kraft Foods Group, Inc.*	197,233	8,970,157

		32,770,939

Health Care Equipment & Supplies 4.7%
Baxter International, Inc.	223,185	13,978,077
Boston Scientific Corp.*	690,895	3,551,200
Medtronic, Inc.	221,550	9,212,049
St. Jude Medical, Inc.	106,816	4,086,780

		30,828,106

Health Care Providers & Services 2.9%
Aetna, Inc.	164,557	7,191,141
Quest Diagnostics, Inc.	202,675	11,698,401

		18,889,542

Hotels, Restaurants & Leisure 1.6%
McDonald’s Corp.	65,025	5,644,170
Starwood Hotels & Resorts Worldwide, Inc.	93,900	4,868,715

		10,512,885

Household Products 3.7%
Kimberly-Clark Corp.	95,785	7,993,258
Procter & Gamble Co. (The)	232,595	16,104,878

		24,098,136

Industrial Conglomerates 0.9%
3M Co.	69,110	6,054,036

Information Technology Services 3.9%
Alliance Data Systems Corp.* (a)	50,200	7,181,110
Cognizant Technology Solutions Corp., Class A*	78,300	5,218,695

2012 Annual Report	13

Statement of Investments (Continued)

October 31, 2012

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
International Business Machines Corp.	30,550	$5,942,891
Visa, Inc., Class A	51,900	7,201,644

		25,544,340

Insurance 6.6%
Aflac, Inc.	159,900	7,959,822
American International Group, Inc.*	255,030	8,908,198
Chubb Corp. (The)	83,125	6,398,962
Hartford Financial Services Group, Inc.	421,900	9,159,449
Prudential Financial, Inc.	107,800	6,149,990
Travelers Cos., Inc. (The)	63,625	4,513,558

		43,089,979

Machinery 3.7%
Deere & Co.	86,967	7,430,461
Dover Corp.	103,340	6,016,455
Illinois Tool Works, Inc.	87,955	5,394,280
Parker Hannifin Corp.	73,285	5,764,598

		24,605,794

Media 3.2%
Comcast Corp., Class A	402,155	15,084,834
Walt Disney Co. (The)	120,615	5,918,578

		21,003,412

Multiline Retail 1.0%
Target Corp.	99,000	6,311,250

Oil, Gas & Consumable Fuels 9.3%
Apache Corp.	107,295	8,878,661
Chevron Corp.	78,200	8,618,422
Devon Energy Corp.	137,945	8,029,778
EOG Resources, Inc.	112,585	13,115,027
Exxon Mobil Corp.	112,810	10,284,888
HollyFrontier Corp.	40,550	1,566,447
Occidental Petroleum Corp.	137,795	10,880,293

		61,373,516

Pharmaceuticals 7.7%
Abbott Laboratories	140,250	9,189,180
Johnson & Johnson	293,275	20,769,735
Merck & Co., Inc.	141,985	6,478,776
Pfizer, Inc.	578,517	14,387,718

		50,825,409

Road & Rail 1.1%
Canadian National Railway Co.	80,200	6,927,676

Semiconductors & Semiconductor Equipment 0.5%
Linear Technology Corp.	98,740	3,086,612

Common Stocks (continued)

	Shares	Market Value

Software 3.7%
Microsoft Corp.	260,350	$7,429,087
Oracle Corp.	326,600	10,140,930
Solera Holdings, Inc.	150,097	7,026,041

		24,596,058

Specialty Retail 2.2%
Staples, Inc. (a)	565,819	6,515,406
TJX Cos., Inc.	194,600	8,101,198

		14,616,604

Textiles, Apparel & Luxury Goods 1.6%
NIKE, Inc., Class B	49,650	4,537,017
VF Corp.	38,525	6,028,392

		10,565,409

Tobacco 1.4%
Philip Morris International, Inc.	104,100	9,219,096

Total Common Stocks (cost $568,053,496)		642,355,539

Mutual Fund 2.4%
Money Market Fund 2.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (b)	15,530,670	15,530,670

Total Mutual Fund (cost $15,530,670)		15,530,670

Repurchase Agreement 1.0%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.26%, dated 10/31/12, due 11/01/12, repurchase price $6,631,415, collateralized by U.S. Government Agency Mortgage Securities ranging from 1.63%-13.00%, maturing 01/15/13-10/20/42; total market value $6,763,994. (c)	$6,631,367	6,631,367

Total Repurchase Agreement (cost $6,631,367)		6,631,367

Total Investments (cost $590,215,533) (d) — 101.1%		664,517,576

Liabilities in excess of other assets — (1.1)%		(7,178,415)

NET ASSETS — 100.0%		$657,339,161

14	Annual Report 2012

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2012. The total value of securities on loan at October 31, 2012 was $6,518,899.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2012 was $6,631,367.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	15

Statement of Assets and Liabilities

October 31, 2012

Nationwide Fund
Assets:
Investments, at value (cost $583,584,166)*	$657,886,209
Repurchase agreement, at value and cost	6,631,367

Total Investments	664,517,576

Cash	4,549
Dividends receivable	596,595
Security lending income receivable	7,486
Receivable for investments sold	51,562
Receivable for capital shares issued	35,300
Prepaid expenses	44,765

Total Assets	665,257,833

Liabilities:
Payable for capital shares redeemed	690,344
Payable upon return of securities loaned (Note 2)	6,631,367
Accrued expenses and other payables:
Investment advisory fees	323,878
Fund administration fees	89,250
Distribution fees	18,474
Administrative servicing fees	74,655
Accounting and transfer agent fees	32,729
Trustee fees	2,021
Custodian fees	4,797
Compliance program costs (Note 3)	293
Professional fees	15,375
Printing fees	31,015
Other	4,474

Total Liabilities	7,918,672

Net Assets	$657,339,161

Represented by:
Capital	$842,581,588
Accumulated undistributed net investment income	3,690,201
Accumulated net realized losses from investment and foreign currency transactions	(263,234,377)
Net unrealized appreciation/(depreciation) from investments	74,302,043
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(294)

Net Assets	$657,339,161

Net Assets:
Class A Shares	$62,152,954
Class B Shares	3,958,689
Class C Shares	1,957,387
Class R2 Shares	26,348
Institutional Service Class Shares	589,243,783

Total	$657,339,161

*	Includes value of securities on loan of $6,518,899 (Note 2).

16	Annual Report 2012

Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,106,946
Class B Shares	276,250
Class C Shares	136,907
Class R2 Shares	1,772
Institutional Service Class Shares	39,475,221

Total	43,997,096

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.13
Class B Shares (a)	$14.33
Class C Shares (b)	$14.30
Class R2 Shares	$14.87
Institutional Service Class Shares	$14.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.05

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	17

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$14,775,411
Income from securities lending (Note 2)	58,575
Other income	13,570
Interest income	88
Foreign tax withholding	(130,242)

Total Income	14,717,402

EXPENSES:
Investment advisory fees	4,047,974
Fund administration fees	618,176
Distribution fees Class A	158,047
Distribution fees Class B	42,345
Distribution fees Class C	20,878
Distribution fees Class R2	163
Administrative servicing fees Class A	28,294
Administrative servicing fees Class R2	33
Administrative servicing fees Institutional Service Class (a)	386,263
Registration and filing fees	64,599
Professional fees	45,625
Printing fees	102,348
Trustee fees	26,477
Custodian fees	33,768
Accounting and transfer agent fees	223,327
Compliance program costs (Note 3)	1,545
Other	27,752

Total expenses before earnings credit and fees waived	5,827,614

Earnings credit (Note 5)	(251)
Investment advisory fees waived (Note 3)	(82,084)

Net Expenses	5,745,279

NET INVESTMENT INCOME	8,972,123

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	59,168,636
Net realized gains from foreign currency transactions (Note 2)	6,660

Net realized gains from investment and foreign currency transactions	59,175,296

Net change in unrealized appreciation/(depreciation) from investments	10,255,981
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(601)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	10,255,380

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	69,430,676

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$78,402,799

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$8,972,123	$8,200,302
Net realized gains from investment and foreign currency transactions	59,175,296	72,135,322
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	10,255,380	(23,681,346)

Change in net assets resulting from operations	78,402,799	56,654,278

Distributions to Shareholders From:
Net investment income:
Class A	(609,251)	(365,594)
Class B	(21,715)	(4,817)
Class C	(10,275)	(1,352)
Class R2	(346)	(83)
Institutional Service Class (a)	(7,672,589)	(5,628,081)

Change in net assets from shareholder distributions	(8,314,176)	(5,999,927)

Change in net assets from capital transactions	(123,562,254)	(170,707,758)

Change in net assets	(53,473,631)	(120,053,407)

Net Assets:
Beginning of year	710,812,792	830,866,199

End of year	$657,339,161	$710,812,792

Accumulated undistributed net investment income at end of year	$3,690,201	$3,025,594

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,050,931	$4,657,123
Proceeds from shares issued from merger (Note 12)	–	14,154,038
Dividends reinvested	589,521	355,162
Cost of shares redeemed	(11,202,525)	(15,621,914)

Total Class A Shares	(7,562,073)	3,544,409

Class B Shares
Proceeds from shares issued	332,420	403,744
Proceeds from shares issued from merger (Note 12)	–	663,017
Dividends reinvested	20,700	4,754
Cost of shares redeemed	(1,374,022)	(1,804,170)

Total Class B Shares	(1,020,902)	(732,655)

Class C Shares
Proceeds from shares issued	269,240	519,396
Proceeds from shares issued from merger (Note 12)	–	1,617,552
Dividends reinvested	3,272	585
Cost of shares redeemed	(583,684)	(450,392)

Total Class C Shares	(311,172)	1,687,141

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

2012 Annual Report	19

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$1,235	$833
Proceeds from shares issued from merger (Note 12)	–	53,222
Dividends reinvested	346	83
Cost of shares redeemed	(32,213)	–

Total Class R2 Shares	(30,632)	54,138

Institutional Service Class Shares (a)
Proceeds from shares issued	13,002,246	21,148,079
Dividends reinvested	7,290,252	5,359,790
Cost of shares redeemed	(134,929,973)	(201,767,554)

Total Institutional Service Class Shares	(114,637,475)	(175,259,685)

Institutional Class Shares (b)
Proceeds from shares issued	–	–
Dividends reinvested	–	–
Cost of shares redeemed	–	(1,106)

Total Institutional Class Shares	–	(1,106)

Change in net assets from capital transactions	$(123,562,254)	$(170,707,758)

SHARE TRANSACTIONS:
Class A Shares
Issued	209,570	335,615
Issued in merger (Note 12)	–	979,192
Reinvested	43,369	26,016
Redeemed	(772,690)	(1,120,314)

Total Class A Shares	(519,751)	220,509

Class B Shares
Issued	25,453	30,688
Issued in merger (Note 12)	–	48,247
Reinvested	1,668	364
Redeemed	(100,522)	(136,627)

Total Class B Shares	(73,401)	(57,328)

Class C Shares
Issued	19,438	39,063
Issued in merger (Note 12)	–	117,892
Reinvested	264	44
Redeemed	(42,427)	(33,898)

Total Class C Shares	(22,725)	123,101

Class R2 Shares
Issued	87	61
Issued in merger (Note 12)	–	3,740
Reinvested	26	6
Redeemed	(2,234)	–

Total Class R2 Shares	(2,121)	3,807

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(b)	Effective November 29, 2010, Institutional Class Shares were liquidated.

20	Annual Report 2012

	Nationwide Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Issued	911,791	1,552,956
Reinvested	538,914	397,202
Redeemed	(9,370,479)	(14,806,546)

Total Institutional Service Class Shares	(7,919,774)	(12,856,388)

Institutional Class Shares (b)
Issued	–	–
Reinvested	–	–
Redeemed	–	(86)

Total Institutional Class Shares	–	(86)

Total change in shares	(8,537,772)	(12,566,385)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(b)	Effective November 29, 2010, Institutional Class Shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$13.70	0.16	1.41	1.57	(0.14)	–	(0.14)	–	$15.13	11.56%		$62,152,954	1.03%	1.09%		1.04%	29.11%
Year Ended October 31, 2011 (d)	$12.93	0.12	0.73	0.85	(0.08)	–	(0.08)	–	$13.70	6.57%		$63,407,121	1.02%	0.86%		1.03%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.51	0.07	1.42	1.49	(0.07)	–	(0.07)	–	$12.93	13.00%		$56,960,330	1.09%	0.60%		1.09%	62.51%
Year Ended October 31, 2009 (d)	$10.69	0.11	0.86	0.97	(0.15)	–	(0.15)	–	$11.51	9.36%		$61,414,353	1.17%	1.13%		1.17%	145.13%
Year Ended October 31, 2008 (d)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%	)	$62,064,995	1.01%	1.14%		1.01%	353.47%

Class B Shares
Year Ended October 31, 2012 (d)	$13.01	0.05	1.33	1.38	(0.06)	–	(0.06)	–	$14.33	10.72%		$3,958,689	1.74%	0.38%		1.75%	29.11%
Year Ended October 31, 2011 (d)	$12.30	0.02	0.70	0.72	(0.01)	–	(0.01)	–	$13.01	5.87%		$4,547,418	1.76%	0.12%		1.77%	24.31%	(e)
Year Ended October 31, 2010 (d)	$10.97	(0.01)	1.35	1.34	(0.01)	–	(0.01)	–	$12.30	12.26%		$5,005,055	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (d)	$10.20	0.05	0.81	0.86	(0.09)	–	(0.09)	–	$10.97	8.59%		$5,707,151	1.86%	0.50%		1.86%	145.13%
Year Ended October 31, 2008 (d)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%	)	$7,336,269	1.73%	0.42%		1.73%	353.47%

Class C Shares
Year Ended October 31, 2012 (d)	$12.98	0.05	1.34	1.39	(0.07)	–	(0.07)	–	$14.30	10.76%		$1,957,387	1.74%	0.38%		1.75%	29.11%
Year Ended October 31, 2011 (d)	$12.27	0.02	0.71	0.73	(0.02)	–	(0.02)	–	$12.98	5.91%		$2,071,661	1.75%	0.14%		1.76%	24.31%	(e)
Year Ended October 31, 2010 (d)	$10.95	(0.01)	1.35	1.34	(0.02)	–	(0.02)	–	$12.27	12.22%		$448,417	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (d)	$10.18	0.04	0.82	0.86	(0.09)	–	(0.09)	–	$10.95	8.69%		$487,402	1.86%	0.43%		1.86%	145.13%
Year Ended October 31, 2008 (d)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%	)	$441,929	1.73%	0.43%		1.73%	353.47%

Class R2 Shares(f)
Year Ended October 31, 2012 (d)	$13.48	0.11	1.39	1.50	(0.11)	–	(0.11)	–	$14.87	11.21%		$26,348	1.35%	0.79%		1.36%	29.11%
Year Ended October 31, 2011 (d)	$12.74	0.06	0.73	0.79	(0.05)	–	(0.05)	–	$13.48	6.18%		$52,457	1.44%	0.46%		1.44%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.37	0.06	1.38	1.44	(0.07)	–	(0.07)	–	$12.74	12.74%		$1,096	1.30%	0.53%		1.30%	62.51%
Year Ended October 31, 2009 (d)	$10.57	0.09	0.84	0.93	(0.13)	–	(0.13)	–	$11.37	9.08%		$7,001	1.37%	0.88%		1.37%	145.13%
Year Ended October 31, 2008 (d)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%	)	$5,430	1.22%	0.93%		1.22%	353.47%

Institutional Service Class Shares(g)
Year Ended October 31, 2012 (d)	$13.52	0.19	1.39	1.58	(0.17)	–	(0.17)	–	$14.93	11.82%		$589,243,783	0.80%	1.33%		0.81%	29.11%
Year Ended October 31, 2011 (d)	$12.75	0.15	0.73	0.88	(0.11)	–	(0.11)	–	$13.52	6.88%		$640,734,133	0.82%	1.06%		0.83%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.35	0.10	1.40	1.50	(0.10)	–	(0.10)	–	$12.75	13.24%		$768,450,202	0.83%	0.84%		0.83%	62.51%
Year Ended October 31, 2009 (d)	$10.54	0.14	0.85	0.99	(0.18)	–	(0.18)	–	$11.35	9.70%		$621,559,334	0.92%	1.39%		0.92%	145.13%
Year Ended October 31, 2008 (d)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%	)	$631,946,652	0.79%	1.36%		0.79%	353.47%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Excludes merger activity.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2012

Nationwide Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Growth Fund (Institutional Class) returned 7.97%% versus 13.02% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 713 funds as of October 31, 2012) was 10.12% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The three sectors that contributed the most to relative Fund performance during the reporting period were industrials, consumer staples and financials.

In terms of individual Fund holdings, the most significant contributor to relative Fund performance during the reporting period was eBay Inc., a provider of online platforms, services, and tools to help individuals and merchants with online and mobile commerce as well as payments in the United States and internationally. The company has benefited from the growth of its PayPal online payment system business, which is becoming a larger piece of its overall profitability and a key earnings driver.

Fund holding The Hain Celestial Group, Inc., also contributed to relative Fund performance. Hain Celestial, a natural and organic food and personal care products company, has been a direct beneficiary of the positive trends in the natural and organic food industry. The company’s sales at mainstream supermarkets have climbed due to the growing trend toward healthier consumer lifestyles and the company’s exposure to the high-end consumer. During the third quarter of 2012, the company announced plans to buy the packaged food lines business from U.K.-based Premier Foods plc, allowing Hain to further penetrate the British market.

Fund holding Apple Inc., also contribute to relative Fund performance. Apple maker of the popular iPhone and the iPad tablet computer, consistently demonstrated superior earnings growth during the reporting period, supported by its strong global brand. Apple’s products continue to gain momentum in the global marketplace with sales of the recently launched iPhone 5 exceeding estimates and the expected launch of the iPad mini prior to the holiday shopping season.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The three sectors that detracted the most from relative Fund performance during the reporting period were information technology, health care and energy.

Fund holding Baker Hughes Inc., an oil field equipment provider, detracted the most from relative Fund performance. Baker Hughes reported weaker earnings during the third quarter of 2012 as the company experienced a decline in its North American activity and a falling number of operating rigs worldwide. The company has been challenged as its customers in the industry have pulled back on drilling for natural gas and shifted their production to oil-rich shale.

Fund holding Goldcorp Inc. also detracted from relative Fund performance during the reporting period. The company engages in the exploration for and mining of precious metals. The company continues to have a strong balance sheet, high-quality assets and a demonstrated ability to control its costs. Nevertheless, the company’s stock price was affected by weakness in the price of gold during the reporting period. The company is sensitive to the volatility of the underlying commodity prices for the metals it mines.

The Fund’s investment in Facebook, Inc., a leader in the social networking industry, was another detracting from relative Fund performance holding during the reporting period. The debut of the company in May 2012 was rough as the timing and execution of the initial public offering (IPO) was less than favorable. Despite weakness, the company continues to gain interest with more than 900 million active monthly users, generating $3.7 billion in revenue, equating to approximately $4 per active monthly user per year on a trailing basis.

Subadviser:

Turner Investments, L.P.

Portfolio Manager:

Christopher Baggini, CFA

2012 Annual Report	23

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	7.65%	0.68%	7.19%
	w/SC2	1.51%	(0.51)%	6.56%
Class B	w/o SC1	6.97%	(0.02)%	6.45%
	w/SC3	1.97%	(0.42)%	6.45%
Class C4	w/o SC1	6.97%	(0.02)%	6.46%
	w/SC5	5.97%	(0.02)%	6.46%
Class R2[4,6,7]		7.46%	0.37%	6.98%
Institutional Service Class[7]		7.97%	0.99%	7.51%
Institutional Class[8]	w/o SC1	7.97%	0.99%	7.51%
	w/SC9	7.97%	0.99%	7.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns for periods prior to the creation of the class include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[9]	A 4.50% front-end sales charge was deducted on Class D.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.33%	0.81%
Class B	2.07%	1.55%
Class C	2.07%	1.55%
Class R2	1.70%	1.18%
Institutional Service Class	1.32%	0.80%
Institutional Class	1.07%	0.55%
*	Current effective prospectus dated February 29, 2012 (supplement dated March 16, 2012). The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013, in addition to a management fee waiver in place through March 31, 2013. Please see the Fund’s most recent prospectus for details.

24	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Growth Fund versus the Russell 1000® Growth Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	25

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Growth Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	953.50	4.08	0.83
	Hypothetical	[b]	1,000.00	1,020.96	4.22	0.83
Class B Shares	Actual		1,000.00	950.70	7.60	1.55
	Hypothetical	[b]	1,000.00	1,017.34	7.86	1.55
Class C Shares	Actual		1,000.00	950.70	7.60	1.55
	Hypothetical	[b]	1,000.00	1,017.34	7.86	1.55
Class R2 Shares	Actual		1,000.00	953.20	5.16	1.05
	Hypothetical	[b]	1,000.00	1,019.86	5.33	1.05
Institutional Service Class	Actual		1,000.00	954.90	3.93	0.80
Shares	Hypothetical	[b]	1,000.00	1,021.11	4.06	0.80
Institutional Class Shares[c]	Actual		1,000.00	955.90	2.70	0.55
	Hypothetical	[b]	1,000.00	1,022.37	2.80	0.55

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

26	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Growth Fund

Asset Allocation †
Common Stocks	98.2%
Mutual Fund	1.5%
Other assets in excess of liabilities	0.3%

100.0%

Top Industries ††
Computers & Peripherals	11.9%
Internet Software & Services	6.9%
Hotels, Restaurants & Leisure	4.9%
Textiles, Apparel & Luxury Goods	4.8%
Aerospace & Defense	4.5%
Communications Equipment	4.5%
Software	3.9%
Specialty Retail	3.9%
Biotechnology	3.6%
Pharmaceuticals	3.2%
Other Industries	47.9%

100.0%

Top Holdings ††
Apple, Inc.	9.4%
Google, Inc., Class A	3.3%
Coca-Cola Co. (The)	3.1%
QUALCOMM, Inc.	2.8%
Schlumberger Ltd.	2.3%
eBay, Inc.	2.2%
EMC Corp.	2.1%
Broadcom Corp., Class A	2.1%
Visa, Inc., Class A	2.1%
Monsanto Co.	2.0%
Other Holdings	68.6%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	27

Statement of Investments

October 31, 2012

Nationwide Growth Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 4.5%
BE Aerospace, Inc.*	50,000	$2,254,500
Boeing Co. (The)	29,130	2,051,917
Honeywell International, Inc.	40,000	2,449,600
Precision Castparts Corp.	10,760	1,862,233

		8,618,250

Beverages 3.1%
Coca-Cola Co. (The)	158,760	5,902,697

Biotechnology 3.6%
Alexion Pharmaceuticals, Inc.*	28,500	2,575,830
ARIAD Pharmaceuticals, Inc.*	30,000	646,500
Biogen Idec, Inc.*	26,130	3,611,689

		6,834,019

Capital Markets 0.9%
Affiliated Managers Group, Inc.*	13,550	1,714,075

Chemicals 2.0%
Monsanto Co.	45,260	3,895,528

Commercial Banks 2.3%
Signature Bank*	22,000	1,567,280
Wells Fargo & Co.	83,630	2,817,495

		4,384,775

Communications Equipment 4.5%
F5 Networks, Inc.*	28,800	2,375,424
Palo Alto Networks, Inc.*	17,500	962,150
QUALCOMM, Inc.	90,000	5,271,750

		8,609,324

Computers & Peripherals 11.9%
Apple, Inc.	30,000	17,853,000
EMC Corp.*	166,510	4,066,174
Fusion-io, Inc.*	30,000	708,000

		22,627,174

Consumer Finance 1.5%
American Express Co.	50,000	2,798,500

Diversified Financial Services 0.8%
IntercontinentalExchange, Inc.*	11,500	1,506,500

Electrical Equipment 1.4%
AMETEK, Inc.	77,500	2,755,125

Electronic Equipment, Instruments & Components 1.0%
Trimble Navigation Ltd.*	42,000	1,981,560

Energy Equipment & Services 2.3%
Schlumberger Ltd.	63,370	4,406,116

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	25,800	$2,539,494
Whole Foods Market, Inc.	22,000	2,084,060

		4,623,554

Food Products 1.1%
Hershey Co. (The)	31,200	2,148,120

Health Care Equipment & Supplies 2.4%
Covidien PLC	33,000	1,813,350
Intuitive Surgical, Inc.*	5,270	2,857,499

		4,670,849

Health Care Providers & Services 2.1%
Express Scripts Holding Co.*	44,000	2,707,760
McKesson Corp.	13,800	1,287,678

		3,995,438

Health Care Technology 0.8%
Cerner Corp.*	20,000	1,523,800

Hotels, Restaurants & Leisure 4.9%
Las Vegas Sands Corp.	39,220	1,821,377
Starbucks Corp.	59,000	2,708,100
Starwood Hotels & Resorts Worldwide, Inc.	38,000	1,970,300
Yum! Brands, Inc.	40,000	2,804,400

		9,304,177

Household Durables 0.6%
Lennar Corp., Class A	33,000	1,236,510

Household Products 1.5%
Colgate-Palmolive Co.	27,260	2,861,210

Information Technology Services 3.0%
Cognizant Technology Solutions Corp., Class A*	26,200	1,746,230
Visa, Inc., Class A	28,220	3,915,807

		5,662,037

Internet & Catalog Retail 1.7%
Amazon.com, Inc.*	10,500	2,444,610
HomeAway, Inc.*	30,000	771,300

		3,215,910

Internet Software & Services 6.9%
Akamai Technologies, Inc.*	39,000	1,481,610
eBay, Inc.*	85,000	4,104,650
Facebook, Inc., Class A*	53,970	1,139,577
Google, Inc., Class A*	9,360	6,362,647

		13,088,484

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	30,040	1,081,140

28	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Machinery 2.9%
Caterpillar, Inc.	28,660	$2,430,655
Cummins, Inc.	14,900	1,394,342
Deere & Co.	11,200	956,928
SPX Corp.	12,400	850,516

		5,632,441

Media 1.8%
CBS Corp. Non-Voting Shares, Class B	29,000	939,600
Comcast Corp., Class A	68,280	2,561,183

		3,500,783

Oil, Gas & Consumable Fuels 3.1%
Anadarko Petroleum Corp.	23,000	1,582,630
Cabot Oil & Gas Corp.	44,000	2,067,120
Concho Resources, Inc.*	26,100	2,247,732

		5,897,482

Personal Products 0.5%
Estee Lauder Cos., Inc. (The), Class A	16,590	1,022,276

Pharmaceuticals 3.2%
Abbott Laboratories	52,400	3,433,248
Allergan, Inc.	28,880	2,596,889

		6,030,137

Professional Services 0.9%
Equifax, Inc.	34,750	1,738,890

Real Estate Investment Trusts (REITs) 1.4%
Simon Property Group, Inc.	17,000	2,587,570

Road & Rail 1.9%
J.B. Hunt Transport Services, Inc.	20,000	1,174,000
Union Pacific Corp.	19,480	2,396,624

		3,570,624

Semiconductors & Semiconductor Equipment 2.1%
Broadcom Corp., Class A*	125,000	3,941,875

Software 3.9%
Citrix Systems, Inc.*	17,000	1,050,770
Fortinet, Inc.*	110,000	2,130,700
TIBCO Software, Inc.*	73,500	1,852,935
VMware, Inc., Class A*	28,130	2,384,580

		7,418,985

Specialty Retail 3.9%
AutoZone, Inc.*	3,350	1,256,250
GNC Holdings, Inc., Class A	67,030	2,592,050
Home Depot, Inc. (The)	58,000	3,560,040

		7,408,340

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 4.8%
Coach, Inc.	27,500	$1,541,375
Michael Kors Holdings Ltd.*	27,500	1,503,975
Ralph Lauren Corp.	15,710	2,414,470
Under Armour, Inc., Class A*	23,500	1,228,110
VF Corp.	16,000	2,503,680

		9,191,610

Total Common Stocks (cost $176,050,344)		187,385,885

Mutual Fund 1.5%
Money Market Fund 1.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (a)	2,882,001	2,882,001

Total Mutual Fund (cost $2,882,001)		2,882,001

Total Investments (cost $178,932,345) (b) — 99.7%		190,267,886

Other assets in excess of liabilities — 0.3%		621,866

NET ASSETS — 100.0%		$190,889,752

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	29

Statement of Assets and Liabilities

October 31, 2012

Nationwide Growth Fund
Assets:
Investments, at value (cost $178,932,345)	$190,267,886
Cash	2,485
Dividends receivable	92,052
Receivable for investments sold	2,142,639
Receivable for capital shares issued	20,429
Prepaid expenses	15,770

Total Assets	192,541,261

Liabilities:
Payable for investments purchased	1,319,483
Payable for capital shares redeemed	159,787
Accrued expenses and other payables:
Investment advisory fees	50,591
Fund administration fees	47,036
Distribution fees	7,957
Administrative servicing fees	9,998
Accounting and transfer agent fees	2,655
Trustee fees	639
Custodian fees	2,458
Compliance program costs (Note 3)	327
Professional fees	10,288
Printing fees	37,606
Other	2,684

Total Liabilities	1,651,509

Net Assets	$190,889,752

Represented by:
Capital	$186,459,527
Accumulated undistributed net investment income	351,183
Accumulated net realized losses from investment transactions	(7,256,499)
Net unrealized appreciation/(depreciation) from investments	11,335,541

Net Assets	$190,889,752

Net Assets:
Class A Shares	$19,431,586
Class B Shares	1,387,092
Class C Shares	2,890,888
Class R2 Shares	177,069
Institutional Service Class Shares	41,688,164
Institutional Class Shares	125,314,953

Total	$190,889,752

30	Annual Report 2012

Nationwide Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,059,829
Class B Shares	167,331
Class C Shares	348,737
Class R2 Shares	18,913
Institutional Service Class Shares	4,277,421
Institutional Class Shares	12,855,199

Total	19,727,430

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.43
Class B Shares (a)	$8.29
Class C Shares (b)	$8.29
Class R2 Shares	$9.36
Institutional Service Class Shares	$9.75
Institutional Class Shares	$9.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.01

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	31

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$1,520,380
Other income	3,246
Foreign tax withholding	(1,409)

Total Income	1,522,217

EXPENSES:
Investment advisory fees	988,997
Fund administration fees	299,070
Distribution fees Class A	42,943
Distribution fees Class B	15,003
Distribution fees Class C	17,718
Distribution fees Class R2	724
Administrative servicing fees Class A	5,928
Administrative servicing fees Class R2	23
Administrative servicing fees Institutional Service Class (a)	37,301
Registration and filing fees	71,050
Professional fees	29,282
Printing fees	104,996
Trustee fees	6,593
Custodian fees	10,135
Accounting and transfer agent fees	108,490
Compliance program costs (Note 3)	712
Other	12,115

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,751,080

Earnings credit (Note 5)	(155)
Investment advisory fees waived (Note 3)	(120,141)
Expenses reimbursed by adviser (Note 3)	(459,750)

Net Expenses	1,171,034

NET INVESTMENT INCOME	351,183

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	15,695,342
Net change in unrealized appreciation/(depreciation) from investments	(2,579,298)

Net realized/unrealized gains from investments	13,116,044

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,467,227

(a)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income/(loss)	$351,183	$(326,743)
Net realized gains from investment transactions	15,695,342	16,591,992
Net change in unrealized appreciation/(depreciation) from investments	(2,579,298)	(2,858,218)

Change in net assets resulting from operations	13,467,227	13,407,031

Distributions to Shareholders From:
Net investment income:
Class A	–	–
Class B	–	–
Class C	–	–
Class R2	–	–
Institutional Service Class (a)(b)	–	–
Institutional Class (a)(c)	–	(102,538)

Change in net assets from shareholder distributions	–	(102,538)

Change in net assets from capital transactions	32,512,950	(11,838,873)

Change in net assets	45,980,177	1,465,620

Net Assets:
Beginning of year	144,909,575	143,443,955

End of year	$190,889,752	$144,909,575

Accumulated undistributed net investment income at end of year	$351,183	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,841,203	$5,736,663
Dividends reinvested	–	–
Cost of shares redeemed	(3,504,952)	(3,715,718)

Total Class A Shares	3,336,251	2,020,945

Class B Shares
Proceeds from shares issued	103,961	209,022
Dividends reinvested	–	–
Cost of shares redeemed	(350,985)	(727,854)

Total Class B Shares	(247,024)	(518,832)

Class C Shares
Proceeds from shares issued	2,105,711	490,120
Dividends reinvested	–	–
Cost of shares redeemed	(296,759)	(137,563)

Total Class C Shares	1,808,952	352,557

Class R2 Shares
Proceeds from shares issued	66,928	17,690
Dividends reinvested	–	–
Cost of shares redeemed	(3,185)	(120,936)

Total Class R2 Shares	63,743	(103,246)

(a)	Effective November 29, 2010, Institutional Service Class and Institutional Class were liquidated.
(b)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.
(c)	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

2012 Annual Report	33

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (a)(b)
Proceeds from shares issued	$62,383,516	$–
Dividends reinvested	–	–
Cost of shares redeemed	(22,853,416)	(1,222)

Total Institutional Service Class Shares	39,530,100	(1,222)

Institutional Class Shares (a)(c)
Proceeds from shares issued	2,245,862	4,477,995
Dividends reinvested	–	99,414
Cost of shares redeemed	(14,224,934)	(18,166,484)

Total Institutional Class Shares	(11,979,072)	(13,589,075)

Change in net assets from capital transactions	$32,512,950	$(11,838,873)

SHARE TRANSACTIONS:
Class A Shares
Issued	723,697	643,536
Reinvested	–	–
Redeemed	(374,895)	(431,700)

Total Class A Shares	348,802	211,836

Class B Shares
Issued	13,556	27,058
Reinvested	–	–
Redeemed	(42,988)	(93,242)

Total Class B Shares	(29,432)	(66,184)

Class C Shares
Issued	250,590	62,334
Reinvested	–	–
Redeemed	(36,182)	(17,789)

Total Class C Shares	214,408	44,545

Class R2 Shares
Issued	6,936	1,971
Reinvested	–	–
Redeemed	(342)	(14,435)

Total Class R2 Shares	6,594	(12,464)

Institutional Service Class Shares (a)(b)
Issued	6,463,897	–
Reinvested	–	–
Redeemed	(2,186,476)	(144)

Total Institutional Service Class Shares	4,277,421	(144)

Institutional Class Shares (a)(c)
Issued	231,467	492,841
Reinvested	–	11,133
Redeemed	(1,471,313)	(2,000,755)

Total Institutional Class Shares	(1,239,846)	(1,496,781)

Total change in shares	3,577,947	(1,319,192)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective November 29, 2010, Institutional Service Class and Institutional Class were liquidated.
(b)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.
(c)	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2012 (f)	$8.76	–	0.67	0.67	–	–	–	$9.43	7.65%		$19,431,586	0.92%	(0.01%	)	1.28%	147.27%
Year Ended October 31, 2011 (f)	$8.03	(0.04)	0.77	0.73	–	–	–	$8.76	9.09%		$14,990,932	1.28%	(0.44%	)	1.32%	178.77%
Year Ended October 31, 2010 (f)	$6.56	(0.01)	1.48	1.47	–	–	–	$8.03	22.49%		$12,031,334	1.32%	(0.08%	)	1.33%	148.92%
Year Ended October 31, 2009 (f)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%		$10,297,135	1.46%	(0.02%	)	1.46%	164.73%
Year Ended October 31, 2008 (f)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%	)	$9,957,021	1.12%	–		1.12%	217.15%

Class B Shares
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	$8.29	6.97%		$1,387,092	1.65%	(0.74%	)	2.00%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%		$1,525,810	2.03%	(1.17%	)	2.07%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$1,881,612	2.06%	(0.81%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$1,837,536	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%	)	$2,039,665	1.81%	(0.67%	)	1.81%	217.15%

Class C Shares
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	$8.29	6.97%		$2,890,888	1.61%	(0.70%	)	1.97%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%		$1,041,641	2.02%	(1.19%	)	2.06%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$642,450	2.07%	(0.82%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$474,424	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%	)	$623,431	1.81%	(0.67%	)	1.81%	217.15%

Class R2 Shares (g)
Year Ended October 31, 2012 (f)	$8.71	(0.02)	0.67	0.65	–	–	–	$9.36	7.46%		$177,069	1.14%	(0.23%	)	1.50%	147.27%
Year Ended October 31, 2011 (f)	$8.01	(0.07)	0.77	0.70	–	–	–	$8.71	8.74%		$107,360	1.66%	(0.78%	)	1.70%	178.77%
Year Ended October 31, 2010 (f)	$6.57	(0.03)	1.47	1.44	–	–	–	$8.01	21.77%		$198,483	1.73%	(0.48%	)	1.74%	148.92%
Year Ended October 31, 2009 (f)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%		$190,238	1.60%	(0.30%	)	1.60%	164.73%
Year Ended October 31, 2008 (f)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%	)	$996	1.48%	(0.36%	)	1.48%	217.15%

Institutional Service Class Shares
Period Ended October 31, 2012 (f)(h)	$8.95	0.02	0.78	0.80	–	–	–	$9.75	8.94%		$41,688,164	0.80%	0.21%		1.16%	147.27%

Institutional Class Shares (i)
Year Ended October 31, 2012 (f)	$9.03	0.03	0.69	0.72	–	–	–	$9.75	7.97%		$125,314,953	0.65%	0.27%		1.00%	147.27%
Year Ended October 31, 2011 (f)	$8.25	(0.02)	0.81	0.79	(0.01)	(0.01)	–	$9.03	9.54%		$127,243,832	1.03%	(0.17%	)	1.07%	178.77%
Year Ended October 31, 2010 (f)	$6.74	0.01	1.51	1.52	(0.01)	(0.01)	–	$8.25	22.59%		$128,687,698	1.07%	0.19%		1.07%	148.92%
Year Ended October 31, 2009 (f)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%		$115,852,238	1.13%	0.31%		1.13%	164.73%
Year Ended October 31, 2008 (f)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%	)	$108,364,868	0.82%	0.31%		0.82%	217.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.
(i)	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	35

Nationwide International Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide International Value Fund (Institutional Service Class) returned 6.02% versus 3.98% for its benchmark, the MSCI World ex USA Index, and 4.44% for its former benchmark, the MSCI EAFE® Value Index.* For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 87 funds as of October 31, 2012) was 3.17% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Financials, telecommunications services and information technology were the top sector-level contributors to Fund performance during the reporting period. The Fund’s investments in global brewing company Anheuser Busch InBev SA/NV, Hong Kong-based property development and investment firm New World Development Co. Ltd., and Canada-based oil and gas exploration and production company Petrobank Energy and Resources Ltd. were the top individual holdings that contributed to Fund performance during the reporting period.

Anheuser-Busch InBev is the number-one beer producer in the world; its stock performed well because the company’s strong market position and positive cash flow provided investors with a safe haven during an uncertain market environment. New World Development benefited from the very strong real estate market created for the company’s assets by low interest rates and an influx of capital from China. The company saw increases in its sales and the valuation of its assets during the reporting period. Petrobank Energy and Resources outperformed because of a favorable reorganization and sale of assets.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The health-care sector was the top detractor from Fund performance during the reporting period, partially due to the Fund’s overall underweight position in the sector relative to the benchmark. The energy and consumer discretionary sectors also detracted slightly from Fund performance.

Fund holdings in Petrominerales Ltd., Acciona S.A., and Infineon Technologies AG detracted from Fund performance during the reporting period. Petrominerales, an oil and gas exploration and production company, underperformed due to disappointing results at its key Bromelia exploration site, located deep in the Colombian foothills. Acciona, a Spain-based electric utility company specializing in renewable energy, suffered due to its exposure to the ailing Spanish economy as well as concerns about government utility regulatory changes being implemented. Infineon Technologies, a Germany-based semiconductor manufacturer, underperformed due to a broad decline in end-market demand, resulting in lowered revenue and margin guidance that led to a sharp drop in the company’s share price.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Nick Irish, ASIP

*	The benchmark for the Nationwide International Value Fund changed from the MSCI EAFE Value Index to the MSCI World ex USA Index, effective as of July 1, 2012.

36	Annual Report 2012

Fund Performance	Nationwide International Value Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	6.02%	0.02%	(9.26)%
	w/SC2	(0.05)%	(1.95)%	(10.36)%
Class C	w/o SC1	5.39%	(0.73)%	(9.91)%
	w/SC3	4.39%	(0.73)%	(9.91)%
Institutional Service Class[4]		6.02%	(0.01)%	(9.24)%
Institutional Class[4]		6.28%	0.23%	(9.02)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.29%	1.25%
Class C	2.04%	2.00%
Institutional Service Class	1.28%	1.24%
Institutional Class	1.04%	1.00%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	37

Fund Performance (Continued)	Nationwide International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide International Value Fund from inception through 10/31/12 versus the MSCI World ex USA Index (current benchmark)(a), the MSCI EAFE® Value Index (former benchmark)(b), and the Consumer Price Index (CPI)(c) from 1/1/08 through 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World ex USA Index is an unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 84% of the free float-adjusted market capitalization in each county, capturing large- and mid-cap representation.

(b)

The MSCI EAFE® Value Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

38	Annual Report 2012

Shareholder Expense Example	Nationwide International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide International Value Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,013.50	6.33	1.25
	Hypothetical	[b]	1,000.00	1,018.85	6.34	1.25
Class C Shares	Actual		1,000.00	1,010.60	10.11	2.00
	Hypothetical	[b]	1,000.00	1,015.08	10.13	2.00
Institutional Service Class	Actual		1,000.00	1,013.40	6.33	1.25
Shares	Hypothetical	[b]	1,000.00	1,018.85	6.34	1.25
Institutional Class Shares	Actual		1,000.00	1,016.50	5.07	1.00
	Hypothetical	[b]	1,000.00	1,020.11	5.08	1.00

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	39

Portfolio Summary October 31, 2012	Nationwide International Value Fund

Asset Allocation †
Common Stocks	96.1%
Repurchase Agreements	3.3%
Preferred Stock	1.2%
Exchange Traded Fund	0.7%
Mutual Fund	0.4%
Liabilities in excess of other assets	(1.7)%

100.0%

Top Industries ††
Commercial Banks	9.3%
Oil, Gas & Consumable Fuels	9.2%
Insurance	7.8%
Pharmaceuticals	5.8%
Metals & Mining	5.2%
Chemicals	4.1%
Beverages	3.8%
Wireless Telecommunication Services	3.4%
Machinery	3.2%
Software	3.1%
Other Industries*	45.1%

100.0%

Top Holdings ††
BP PLC	3.1%
Nestle SA	3.1%
Novartis AG	3.1%
HSBC Holdings PLC	2.8%
Telenor ASA	2.5%
Imperial Tobacco Group PLC	2.5%
Vodafone Group PLC	2.2%
SABMiller PLC	2.2%
Royal Bank of Canada	2.1%
Rio Tinto PLC	2.0%
Other Holdings*	74.4%

100.0%

Top Countries ††
United Kingdom	21.2%
Japan	16.8%
Germany	13.1%
Switzerland	9.0%
Canada	6.9%
Hong Kong	4.4%
Australia	4.3%
Netherlands	3.8%
Norway	3.5%
France	3.1%
Other Countries*	13.9%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide International Value Fund

Common Stocks 96.1%

	Shares	Market Value

AUSTRALIA 4.3%
Chemicals 1.4%
Orica Ltd.	103,272	$2,690,113

Commercial Banks 1.7%
Australia & New Zealand Banking Group Ltd.	123,389	3,255,157

Real Estate Investment Trusts (REITs) 1.2%
Westfield Group	219,077	2,421,703

		8,366,973

CANADA 7.0%
Commercial Banks 2.1%
Royal Bank of Canada	72,300	4,121,914

Metals & Mining 1.0%
Teck Resources Ltd., Class B	59,300	1,882,163

Oil, Gas & Consumable Fuels 3.9%
Canadian Oil Sands Ltd. (a)	96,400	2,046,238
Petrobank Energy & Resources Ltd.*	136,100	1,869,629
Suncor Energy, Inc.	105,300	3,534,074

		7,449,941

		13,454,018

COLOMBIA 0.4%
Oil, Gas & Consumable Fuels 0.4%
Petrominerales Ltd. (a)	95,700	767,516

DENMARK 1.1%
Construction & Engineering 1.1%
FLSmidth & Co. A/S	37,908	2,237,137

FINLAND 2.0%
Insurance 2.0%
Sampo OYJ, Class A	121,061	3,795,696

FRANCE 3.2%
Electrical Equipment 1.2%
Schneider Electric SA	37,240	2,331,769

Food & Staples Retailing 2.0%
Carrefour SA	159,665	3,856,014

		6,187,783

GERMANY 12.1%
Capital Markets 1.9%
Deutsche Bank AG REG	82,124	3,740,839

Construction Materials 1.2%
HeidelbergCement AG	43,543	2,313,958

Health Care Providers & Services 0.8%
Fresenius Medical Care AG & Co. KGaA	22,558	1,585,021

Machinery 0.8%
MAN SE	14,644	1,479,889

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Multi-Utilities 1.5%
E.ON AG	124,547	$2,835,325

Personal Products 1.6%
Beiersdorf AG (a)	43,464	3,161,998

Pharmaceuticals 1.6%
Bayer AG REG	35,871	3,127,704

Semiconductors & Semiconductor Equipment 1.0%
Infineon Technologies AG	279,622	1,904,911

Software 1.7%
SAP AG	43,411	3,165,663

		23,315,308

HONG KONG 4.4%
Industrial Conglomerates 1.7%
Jardine Matheson Holdings Ltd.	54,400	3,341,763

Insurance 1.9%
AIA Group Ltd.	947,800	3,737,618

Real Estate Management & Development 0.8%
New World Development Co., Ltd.	1,000,034	1,538,635

		8,618,016

IRELAND 0.9%
Airlines 0.9%
Ryanair Holdings PLC, ADR* (a)	55,100	1,776,975

ISRAEL 1.2%
Pharmaceuticals 1.2%
Teva Pharmaceutical Industries Ltd., ADR (a)	56,800	2,295,856

ITALY 1.7%
Machinery 1.7%
Fiat Industrial SpA	299,482	3,246,081

JAPAN 17.1%
Auto Components 1.3%
Bridgestone Corp.	107,000	2,499,415

Automobiles 1.9%
Toyota Motor Corp.	94,100	3,628,229

Building Products 0.9%
Asahi Glass Co., Ltd.	250,000	1,699,460

Chemicals 1.5%
Shin-Etsu Chemical Co., Ltd.	52,900	2,986,901

Commercial Banks 1.6%
Mitsubishi UFJ Financial Group, Inc.	663,700	3,002,558

Diversified Financial Services 1.1%
ORIX Corp. (a)	19,810	2,034,684

Gas Utilities 1.5%
Tokyo Gas Co., Ltd.	541,000	2,866,719

2012 Annual Report	41

Statement of Investments (Continued)

October 31, 2012

Nationwide International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Insurance 1.6%
Tokio Marine Holdings, Inc.	117,200	$3,102,299

Leisure Equipment & Products 1.1%
Sankyo Co., Ltd.	47,200	2,138,458

Machinery 0.8%
THK Co., Ltd. (a)	96,100	1,597,594

Trading Companies & Distributors 2.6%
ITOCHU Corp.	336,500	3,368,217
Mitsubishi Corp.	96,000	1,713,883

		5,082,100

Wireless Telecommunication Services 1.2%
KDDI Corp.	30,000	2,330,409

		32,968,826

LUXEMBOURG 0.8%
Metals & Mining 0.8%
ArcelorMittal	101,640	1,502,698

NETHERLANDS 3.9%
Beverages 1.6%
Heineken NV	50,758	3,132,420

Chemicals 1.2%
Koninklijke DSM NV	44,946	2,311,300

Media 1.1%
Wolters Kluwer NV	107,160	2,073,243

		7,516,963

NORWAY 3.6%
Diversified Telecommunication Services 2.6%
Telenor ASA	251,784	4,952,118

Oil, Gas & Consumable Fuels 1.0%
Statoil ASA	78,375	1,930,295

		6,882,413

SPAIN 0.7%
Electric Utilities 0.7%
Acciona SA	21,388	1,314,640

SWEDEN 0.9%
Oil, Gas & Consumable Fuels 0.9%
Lundin Petroleum AB*	74,709	1,792,566

SWITZERLAND 9.2%
Food Products 3.2%
Nestle SA REG	96,365	6,118,043

Metals & Mining 1.5%
Xstrata PLC	186,593	2,955,892

Pharmaceuticals 3.1%
Novartis AG REG	99,976	6,028,610

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Professional Services 1.4%
SGS SA REG	1,251	$2,652,020

		17,754,565

UNITED KINGDOM 21.6%
Beverages 2.2%
SABMiller PLC	100,109	4,296,485

Commercial Banks 4.1%
Barclays PLC	654,458	2,420,013
HSBC Holdings PLC	547,989	5,402,783

		7,822,796

Electric Utilities 1.3%
SSE PLC	106,820	2,498,438

Insurance 2.5%
Admiral Group PLC	109,059	1,954,288
Prudential PLC	205,006	2,815,471

		4,769,759

Metals & Mining 2.0%
Rio Tinto PLC	78,743	3,933,720

Oil, Gas & Consumable Fuels 3.2%
BP PLC	867,854	6,197,871

Software 1.5%
Sage Group PLC (The)	590,826	2,967,444

Tobacco 2.5%
Imperial Tobacco Group PLC	128,733	4,868,609

Wireless Telecommunication Services 2.3%
Vodafone Group PLC	1,607,321	4,364,899

		41,720,021

Total Common Stocks (cost $172,618,405)		185,514,051

Preferred Stock 1.2%
GERMANY 1.2%
Automobiles 1.2%
Volkswagen AG	11,491	2,385,830

Total Preferred Stock (cost $1,816,604)		2,385,830

42	Annual Report 2012

Exchange Traded Fund 0.7%

	Shares	Market Value

UNITED STATES 0.7%
iShares MSCI EAFE Index Fund	25,000	$1,339,250

Total Exchange Traded Fund (cost $1,371,655)		1,339,250

Mutual Fund 0.4%
Money Market Fund 0.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (b)	782,413	782,413

Total Mutual Fund (cost $782,413)		782,413

Repurchase Agreements 3.3%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.26%, dated 10/31/12, due 11/01/12, repurchase price $2,336,145, collateralized by U.S. Government Agency Mortgage Securities ranging from 1.63%-13.00%, maturing 01/15/13-10/20/42; total market value $2,382,850. (c)	$2,336,128	2,336,128
Credit Suisse (USA) LLC, 0.28%, dated 10/31/12, due 11/01/12, repurchase price $4,000,031, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 11/01/12-12/27/12; total market value $4,080,034. (c)	4,000,000	4,000,000

Total Repurchase Agreements (cost $6,336,128)		6,336,128

Total Investments (cost $182,925,205) (d) — 101.7%		196,357,672

Liabilities in excess of other assets — (1.7)%		(3,339,393)

NET ASSETS — 100.0%		$193,018,279

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2012. The total value of securities on loan at October 31, 2012 was $6,043,630.
(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2012 was $6,336,128.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

KGaA	Limited Partnership with shares

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	43

Statement of Assets and Liabilities

October 31, 2012

Nationwide International Value Fund
Assets:
Investments, at value (cost $176,589,077)*	$190,021,544
Repurchase agreements, at value and cost	6,336,128

Total Investments	196,357,672

Foreign currencies, at value (cost $2,514,551)	2,511,556
Dividends receivable	442,156
Security lending income receivable	11,400
Receivable for capital shares issued	54,732
Reclaims receivable	198,302
Prepaid expenses	17,383

Total Assets	199,593,201

Liabilities:
Payable for capital shares redeemed	48,029
Payable upon return of securities loaned (Note 2)	6,336,128
Accrued expenses and other payables:
Investment advisory fees	135,826
Fund administration fees	17,730
Distribution fees	102
Administrative servicing fees	17,558
Accounting and transfer agent fees	1,122
Trustee fees	617
Custodian fees	1,227
Compliance program costs (Note 3)	188
Professional fees	11,762
Printing fees	3,633
Other	1,000

Total Liabilities	6,574,922

Net Assets	$193,018,279

Represented by:
Capital	$245,710,122
Accumulated undistributed net investment income	2,412,785
Accumulated net realized losses from investment and foreign currency transactions	(68,521,541)
Net unrealized appreciation/(depreciation) from investments	13,432,467
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(15,554)

Net Assets	$193,018,279

Net Assets:
Class A Shares	413,861
Class C Shares	17,263
Institutional Service Class Shares	192,563,202
Institutional Class Shares	23,953

Total	$193,018,279

*	Includes value of securities on loan of $6,043,630 (Note 2).

44	Annual Report 2012

Nationwide International Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	71,825
Class C Shares	3,020
Institutional Service Class Shares	33,362,808
Institutional Class Shares	4,146

Total	33,441,799

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.76
Class C Shares (a)	$5.72
Institutional Service Class Shares	$5.77
Institutional Class Shares	$5.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.11

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	45

Statement of Operations

For the Year Ended October 31, 2012

Nationwide International Value Fund
INVESTMENT INCOME:
Dividend income	$6,017,044
Income from securities lending (Note 2)	162,600
Other income	2,747
Foreign tax withholding	(476,597)

Total Income	5,705,794

EXPENSES:
Investment advisory fees	1,436,220
Fund administration fees	121,832
Distribution fees Class A	972
Distribution fees Class C	164
Administrative servicing fees Institutional Service Class	414,166
Registration and filing fees	45,962
Professional fees	47,713
Printing fees	15,046
Trustee fees	6,458
Custodian fees	6,674
Accounting and transfer agent fees	4,233
Compliance program costs (Note 3)	381
Other	9,987

Total expenses before earnings credit and expenses reimbursed	2,109,808

Earnings credit (Note 5)	(69)
Expenses reimbursed by adviser (Note 3)	(2,419)

Net Expenses	2,107,320

NET INVESTMENT INCOME	3,598,474

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(13,185,290)
Net realized losses from foreign currency transactions (Note 2)	(643,477)

Net realized losses from investment and foreign currency transactions	(13,828,767)

Net change in unrealized appreciation/(depreciation) from investments	26,739,466
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(8,410)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	26,731,056

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	12,902,289

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,500,763

The accompanying notes are an integral part of these financial statements.

46	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide International Value Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$3,598,474	$2,187,031
Net realized losses from investment and foreign currency transactions	(13,828,767)	(2,895,452)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	26,731,056	(10,461,619)

Change in net assets resulting from operations	16,500,763	(11,170,040)

Distributions to Shareholders From:
Net investment income:
Class A	(10,647)	(13,861)
Class C	(275)	(401)
Institutional Service Class	(2,873,956)	(3,451,977)
Institutional Class	(698)	(759)

Change in net assets from shareholder distributions	(2,885,576)	(3,466,998)

Change in net assets from capital transactions	79,960,971	(12,364,680)

Change in net assets	93,576,158	(27,001,718)

Net Assets:
Beginning of year	99,442,121	126,443,839

End of year	$193,018,279	$99,442,121

Accumulated undistributed net investment income at end of year	$2,412,785	$2,189,526

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,576	$98,731
Dividends reinvested	10,647	13,861
Cost of shares redeemed	(26,038)	(103,089)

Total Class A Shares	8,185	9,503

Class C Shares
Proceeds from shares issued	–	1,250
Dividends reinvested	275	401
Cost of shares redeemed	(52)	(30)

Total Class C Shares	223	1,621

Institutional Service Class Shares
Proceeds from shares issued	95,919,592	8,030,068
Dividends reinvested	2,873,956	3,451,977
Cost of shares redeemed	(18,841,683)	(23,858,608)

Total Institutional Service Class Shares	79,951,865	(12,376,563)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	698	759
Cost of shares redeemed	–	–

Total Institutional Class Shares	698	759

Change in net assets from capital transactions	$79,960,971	$(12,364,680)

2012 Annual Report	47

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	4,319	15,752
Reinvested	2,158	2,183
Redeemed	(4,768)	(15,730)

Total Class A Shares	1,709	2,205

Class C Shares
Issued	–	184
Reinvested	57	63
Redeemed	(10)	(5)

Total Class C Shares	47	242

Institutional Service Class Shares
Issued	18,516,557	1,246,223
Reinvested	579,361	543,618
Redeemed	(3,386,736)	(3,718,095)

Total Institutional Service Class Shares	15,709,182	(1,928,254)

Institutional Class Shares
Issued	–	–
Reinvested	141	119
Redeemed	–	–

Total Institutional Class Shares	141	119

Total change in shares	15,711,079	(1,925,688)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

48	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2012 (f)	$5.60	0.11	0.20	0.31	(0.15)	–	(0.15)	–	$5.76	6.02%		$413,861	1.25%	2.00%	1.26%	80.92%
Year Ended October 31, 2011 (f)	$6.43	0.11	(0.76)	(0.65)	(0.18)	–	(0.18)	–	$5.60	(10.40%	)	$392,730	1.25%	1.78%	1.29%	121.25%
Year Ended October 31, 2010 (f)	$6.20	0.12	0.21	0.33	(0.10)	–	(0.10)	–	$6.43	5.32%		$436,598	1.25%	1.93%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.18	1.25	–	–	–	–	$6.20	25.25%		$384,923	1.25%	1.31%	1.34%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50.26%	)	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Year Ended October 31, 2012 (f)	$5.53	0.07	0.21	0.28	(0.09)	–	(0.09)	–	$5.72	5.39%		$17,263	2.00%	1.26%	2.01%	80.92%
Year Ended October 31, 2011 (f)	$6.37	0.07	(0.76)	(0.69)	(0.15)	–	(0.15)	–	$5.53	(11.17%	)	$16,455	2.00%	1.12%	2.04%	121.25%
Year Ended October 31, 2010 (f)	$6.15	0.05	0.22	0.27	(0.05)	–	(0.05)	–	$6.37	4.48%		$17,384	2.00%	0.77%	2.04%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.13	1.20	–	–	–	–	$6.15	24.24%		$6,154	2.00%	1.36%	2.12%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50.46%	)	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Year Ended October 31, 2012 (f)	$5.61	0.12	0.19	0.31	(0.15)	–	(0.15)	–	$5.77	6.02%		$192,563,202	1.25%	2.13%	1.25%	80.92%
Year Ended October 31, 2011 (f)	$6.43	0.12	(0.76)	(0.64)	(0.18)	–	(0.18)	–	$5.61	(10.29%	)	$99,010,403	1.24%	1.86%	1.28%	121.25%
Year Ended October 31, 2010 (f)	$6.21	0.10	0.21	0.31	(0.09)	–	(0.09)	–	$6.43	5.10%		$125,964,780	1.25%	1.68%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.96	0.11	1.14	1.25	–	–	–	–	$6.21	25.21%		$132,254,218	1.25%	2.19%	1.36%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50.12%	)	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Year Ended October 31, 2012 (f)	$5.63	0.12	0.20	0.32	(0.17)	–	(0.17)	–	$5.78	6.28%		$23,953	1.00%	2.26%	1.01%	80.92%
Year Ended October 31, 2011 (f)	$6.45	0.13	(0.75)	(0.62)	(0.20)	–	(0.20)	–	$5.63	(10.03%	)	$22,533	1.00%	2.10%	1.04%	121.25%
Year Ended October 31, 2010 (f)	$6.23	0.12	0.21	0.33	(0.11)	–	(0.11)	–	$6.45	5.32%		$25,077	1.00%	1.94%	1.04%	50.87%
Year Ended October 31, 2009 (f)	$4.97	0.12	1.15	1.27	(0.01)	–	(0.01)	–	$6.23	25.49%		$23,785	1.00%	2.44%	1.11%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50.02%	)	$18,951	0.99%	4.09%	2.62%	24.23%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	49

Nationwide Small Company Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the period from the Fund’s inception on January 3, 2012, through October 31, 2012, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 12.70%. For the period from January 1, 2012, through October 31, 2012, the Fund’s benchmark, the Russell 2000® Growth Index, returned 10.53%. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 532 funds as of October 31, 2012) was 10.36% for the 10 months ended October 31, 2012.

Please note that the Fund has an inception date of January 3, 2012, giving it slightly less than a 10-month track record. Since the portfolio is structured with a three- to five-year evaluation horizon, this 10-month report provides limited insights.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s sector structure is not tactical, but is an outcome of building a collection of holdings with a three- to five-year evaluation horizon, through company-specific selections.

For the period from the Fund’s inception on January 3, 2012, through October 31, 2012, the top contributors to relative Fund performance were Fund holdings Medidata Solutions, Inc.; Tyler Technologies, Inc.; and Manhattan Associates, Inc. Medidata Solutions develops clinical data management and electronic data capture software solutions that allow its pharmaceutical and biotechnology clients to more efficiently manage the clinical trial process for drug development. The company’s stock price increased more than 95% during the reporting period, as the company continued to grow revenue, gained market share relative to its competitors and increased the backlog for its software applications by adding new customers.

Tyler Technologies provides integrated information management solutions and services for the public sector, with a focus on local governments. The company supplies municipal and county governments and schools with software systems to meet their information technology and automation needs for mission-critical back-office functions. The company’s stock price increased more than 50% during the reporting period as revenue and earnings exceeded expectations due to overall improvement in the spending environment for the company’s products as well as improving deal closure rates for its software sales.

Manhattan Associates develops information technology and warehouse management systems that help to optimize the supply chains for its customers. The company’s stock price increased 50% during the reporting period due to higher-than-expected revenue and earnings, and management’s improved outlook for future periods. In addition, the company signed a significant number of large deals during the reporting period to complement its more traditional mid-sized deals.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s sector structure is not tactical, but is an outcome of building a collection of holdings with a three- to five-year evaluation horizon, through company-specific selections.

For the period from inception of the Fund on January 3, 2012, through October 31, 2012, the top detractors from relative Fund performance were Fund holdings Quality Systems, Inc.; CARBO Ceramics Inc.; and Rovi Corp.

Quality Systems provides health-care information technology systems to medical and dental practices. The company experienced a more than 50% decline in its stock price during the reporting period, due in part to lower-than-expected system sales resulting from customers delaying purchases as well as an overall competitive sales environment. The company has also been involved in a proxy fight with a dissident board member, which has served as an additional distraction.

CARBO Ceramics develops ceramic proppants that are utilized by oil and gas companies to increase the yield and rate of flow from oil and natural gas wells. The company’s stock price decreased more than 40% during the reporting period as the company’s revenue and earnings were negatively affected by shifts in drilling activity, logistical delays in the delivery of its

50	Annual Report 2012

products and the temporary influx of low-quality, lower-priced competing products into its market.

Rovi Corp. is a digital entertainment company that delivers and protects digital content across numerous distribution channels and platforms. The company’s most visible product is the interactive program guide that is utilized by satellite and cable TV providers to display the schedule of their programming to television viewers. The company’s stock price decreased 45% during the reporting period due to lower-than-expected revenue and earnings, reducing the company’s outlook for the rest of 2012 and for 2013, and resulting in delays in the introduction of new products.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Robert Hall, Kempton Ingersol, Keith Lee and Amy Zhang

2012 Annual Report	51

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		Inception[4]
Class A	w/o SC1	12.50%
	w/SC2	6.03%
Institutional Service Class[3]		12.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	Not subject to any sales charges.
[4]	Since inception date of January 3, 2012.

Expense Ratios

	Gross Expense Ratio*	Expense Ratio*
Class A	1.55%	1.44%
Institutional Service Class	1.30%	1.19%

*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

52	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 10/31/12 versus the Russell 2000® Growth Index(a) and the Consumer Price Index (CPI)(b) from 2/1/12 through 10/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	53

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Small Company Growth Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,011.70	6.02	1.19
	Hypothetical	[b]	1,000.00	1,019.15	6.04	1.19
Institutional Service Class	Actual		1,000.00	1,012.60	4.76	0.94
Shares	Hypothetical	[b]	1,000.00	1,020.41	4.77	0.94

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

54	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Small Company Growth Fund

Asset Allocation †
Common Stocks	92.8%
Mutual Fund	7.7%
Liabilities in excess of other assets	(0.5)%

100.0%

Top Industries ††
Software	31.2%
Health Care Equipment & Supplies	14.8%
Electronic Equipment, Instruments & Components	13.7%
Health Care Technology	8.2%
Semiconductors & Semiconductor Equipment	4.8%
Energy Equipment & Services	3.8%
Machinery	3.4%
Life Sciences Tools & Services	3.4%
Internet Software & Services	3.2%
Chemicals	2.5%
Other Industries	11.0%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	7.7%
Medidata Solutions, Inc.	4.9%
Tyler Technologies, Inc.	4.2%
FEI Co.	3.8%
Neogen Corp.	3.8%
Manhattan Associates, Inc.	3.8%
Abaxis, Inc.	3.6%
Cognex Corp.	3.5%
Netscout Systems, Inc.	3.5%
ANSYS, Inc.	3.3%
Other Holdings	57.9%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	55

Statement of Investments

October 31, 2012

Nationwide Small Company Growth Fund

Common Stocks 92.8%

	Shares	Market Value

Biotechnology 0.6%
Incyte Corp., Ltd.*	1,702	$27,164

Chemicals 2.6%
Balchem Corp.	3,392	118,143

Commercial Services & Supplies 0.5%
EnerNOC, Inc.*	1,942	23,925

Electronic Equipment, Instruments & Components 13.7%
Cognex Corp.	4,454	162,393
Dolby Laboratories, Inc., Class A*	1,219	38,508
DTS, Inc.*	1,538	32,267
FEI Co.	3,202	176,270
FLIR Systems, Inc.	4,463	86,716
Measurement Specialties, Inc.*	4,262	138,984

		635,138

Energy Equipment & Services 3.9%
CARBO Ceramics, Inc.	1,473	108,929
Geospace Technologies Corp.*	1,066	69,002

		177,931

Health Care Equipment & Supplies 14.9%
Abaxis, Inc.*	4,535	166,797
Cantel Medical Corp.	5,363	139,492
IRIS International, Inc.*	5,418	105,597
Meridian Bioscience, Inc.	5,090	100,527
Neogen Corp.*	4,115	176,081

		688,494

Health Care Technology 8.2%
MedAssets, Inc.*	3,899	69,129
Medidata Solutions, Inc.*	5,417	227,623
Quality Systems, Inc.	4,736	82,643

		379,395

Internet Software & Services 3.2%
NIC, Inc.	10,325	147,648

Life Sciences Tools & Services 3.4%
Bruker Corp.*	2,484	30,032
Techne Corp.	1,895	127,647

		157,679

Machinery 3.4%
Dynamic Materials Corp.	2,693	36,140
Sun Hydraulics Corp.	4,596	122,437

		158,577

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 2.2%
Medicis Pharmaceutical Corp., Class A	2,311	$100,321

Semiconductors & Semiconductor Equipment 4.8%
Diodes, Inc.*	5,277	79,999
Hittite Microwave Corp.*	2,545	144,149

		224,148

Software 31.4%
Accelrys, Inc.*	11,350	101,583
ACI Worldwide, Inc.*	2,631	102,872
American Software, Inc., Class A	5,386	44,111
ANSYS, Inc.*	2,185	154,873
Blackbaud, Inc.	5,033	119,634
Concur Technologies, Inc.*	2,276	150,739
Manhattan Associates, Inc.*	2,910	174,600
Netscout Systems, Inc.*	6,558	162,179
Nuance Communications, Inc.*	4,257	94,761
PROS Holdings, Inc.*	6,641	128,371
Rovi Corp.*	1,652	22,352
Tyler Technologies, Inc.*	4,096	195,830

		1,451,905

Total Common Stocks (cost $3,934,137)		4,290,468

Mutual Fund 7.7%
Money Market Fund 7.7%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (a)	358,056	358,056

Total Mutual Fund (cost $358,056)		358,056

Total Investments (cost $4,292,193) (b) — 100.5%		4,648,524

Liabilities in excess of other assets — (0.5%)		(24,691)

NET ASSETS — 100.0%		$4,623,833

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

56	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Small Company Growth Fund
Assets:
Investments, at value (cost $4,292,193)	$4,648,524
Dividends receivable	434
Receivable for capital shares issued	8,441
Prepaid organization and offering costs	16,129
Prepaid expenses	1,891

Total Assets	4,675,419

Liabilities:
Payable for investments purchased	18,898
Accrued expenses and other payables:
Investment advisory fees	5,886
Fund administration fees	13,435
Distribution fees	4
Accounting and transfer agent fees	633
Trustee fees	13
Custodian fees	30
Compliance program costs (Note 3)	30
Professional fees	8,566
Printing fees	1,722
Other	2,369

Total Liabilities	51,586

Net Assets	$4,623,833

Represented by:
Capital	$4,193,061
Accumulated net investment income	11,066
Accumulated net realized gains from investment transactions	63,375
Net unrealized appreciation/(depreciation) from investments	356,331

Net Assets	$4,623,833

Net Assets:
Class A Shares	$24,561
Institutional Service Class Shares	4,599,272

Total	$4,623,833

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,182
Institutional Service Class Shares	408,161

Total	410,343

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.26
Institutional Service Class Shares	$11.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.95

Maximum Sales Charge:
Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	57

Statement of Operations

For the Period Ended October 31, 2012

Nationwide Small Company Growth Fund (a)
INVESTMENT INCOME:
Dividend income	$11,246

Total Income	11,246

EXPENSES:
Organization and offering costs	76,110
Investment advisory fees	21,830
Fund administration fees	47,381
Distribution fees Class A	26
Registration and filing fees	2,118
Professional fees	20,421
Printing fees	6,957
Trustee fees	93
Custodian fees	93
Accounting and transfer agent fees	848
Compliance program costs (Note 3)	38
Other	3,559

Total expenses before earnings credit and expenses reimbursed	179,474

Earnings credit (Note 5)	(22)
Expenses reimbursed by adviser (Note 3)	(156,583)

Net Expenses	22,869

NET INVESTMENT LOSS	(11,623)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	63,375
Net change in unrealized appreciation/(depreciation) from investments	356,331

Net realized/unrealized gains from investments	419,706

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$408,083

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

58	Annual Report 2012

Statement of Changes in Net Assets

Nationwide Small Company Growth Fund
Period ended October 31, 2012 (a)
Operations:
Net investment loss	$(11,623)
Net realized gains from investment transactions	63,375
Net change in unrealized appreciation/(depreciation) from investments	356,331

Change in net assets resulting from operations	408,083

Change in net assets from capital transactions	4,215,750

Change in net assets	4,623,833

Net Assets:
Beginning of period	–

End of period	$4,623,833

Accumulated net investment income at end of period	$11,066

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,010
Dividends reinvested	–
Cost of shares redeemed	(1)

Total Class A Shares	23,009

Institutional Service Class Shares
Proceeds from shares issued	4,397,372
Dividends reinvested	–
Cost of shares redeemed	(204,631)

Total Institutional Service Class Shares	4,192,741

Change in net assets from capital transactions	$4,215,750

SHARE TRANSACTIONS:
Class A Shares
Issued	2,182
Reinvested	–
Redeemed	–

Total Class A Shares	2,182

Institutional Service Class Shares
Issued	427,224
Reinvested	–
Redeemed	(19,063)

Total Institutional Service Class Shares	408,161

Total change in shares	410,343

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Loss to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Period Ended October 31, 2012 (f)(g)	$10.00	(0.06)	1.32	1.26	–	–	$11.26	12.50%	$24,561	1.19%	(0.73)%	8.37%	9.58%

Institutional Service Class Shares
Period Ended October 31, 2012 (f)(g)	$10.00	(0.04)	1.31	1.27	–	–	$11.27	12.70%	$4,599,272	0.94%	(0.48)%	7.38%	9.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.
(g)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

60	Annual Report 2012

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 14.47% versus 14.47% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 285 funds as of October 31, 2012) was 11.69% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?*

Due to the Fund’s bottom-up approach, sector allocation is a result of the portfolio construction process and should not be interpreted as strategic or tactical. Other than the Fund’s exclusion of REITs, the manager does not make an active decision to time or weight sectors. For the reporting period, the consumer discretionary, health-care and materials sectors had a positive effect on the Fund’s relative performance.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?*

Due to the Fund’s bottom-up approach, sector allocation is a result of the portfolio construction process and should not be interpreted as strategic or tactical. Other than the Fund’s exclusion of REITs, the manager does not make an active decision to time or weight sectors. For the reporting period, the Fund’s exclusion of REITs, the best-performing U.S. small-capitalization sector during the reporting period, had a negative effect on the Fund’s relative performance. Other sectors that detracted from Fund performance were information technology and telecommunications services.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, Stephen A. Clark, Jed S. Fogdall and Henry F. Gray

*	Because the Fund held 1,361 holdings as of October 31, 2012, it is not materially meaningful to discuss the performance of individual holdings.

2012 Annual Report	61

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	14.30%	14.18%	3.13%
	w/SC2	7.68%	11.93%	1.88%
Class C	w/o SC1	13.50%	13.38%	2.47%
	w/SC3	12.50%	13.38%	2.47%
Institutional Service Class[4]		14.47%	14.23%	3.25%
Institutional Class[4]		14.69%	14.51%	3.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.62%	1.38%
Class C	2.33%	2.09%
Institutional Service Class	1.57%	1.33%
Institutional Class	1.33%	1.09%

*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund's most recent prospectus for details.

62	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund from inception through 10/31/12 versus the Russell 2000® Value Index (a) and the Consumer Price Index (CPI)(b) from 1/1/08 through10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value Index is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	63

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide U.S. Small Cap Value Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,022.30	6.96	1.37
	Hypothetical	[b]	1,000.00	1,018.25	6.95	1.37
Class C Shares	Actual		1,000.00	1,018.00	10.60	2.09
	Hypothetical	[b]	1,000.00	1,014.63	10.58	2.09
Institutional Service Class	Actual		1,000.00	1,022.20	6.81	1.34
Shares	Hypothetical	[b]	1,000.00	1,018.40	6.80	1.34
Institutional Class Shares	Actual		1,000.00	1,023.90	5.55	1.09
	Hypothetical	[b]	1,000.00	1,019.66	5.53	1.09

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

64	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide U.S. Small Cap Value Fund

Asset Allocation †
Common Stocks	99.4%
Repurchase Agreements	12.9%
Mutual Fund	0.5%
Warrants††	0.0%
Preferred Stock††	0.0%
Liabilities in excess of other assets	(12.8)%

100.0%

Top Industries †††
Commercial Banks	7.1%
Insurance	6.9%
Specialty Retail	4.2%
Oil, Gas & Consumable Fuels	3.9%
Chemicals	3.3%
Household Durables	3.3%
Electronic Equipment, Instruments & Components	3.3%
Machinery	3.2%
Energy Equipment & Services	3.1%
Semiconductors & Semiconductor Equipment	2.9%
Other Industries*	58.8%

100.0%

Top Holdings †††
Tesoro Corp.	0.8%
Zions Bancorporation	0.8%
American Capital Ltd.	0.7%
Lennar Corp., Class A	0.7%
Gannett Co., Inc.	0.7%
Dillard’s, Inc., Class A	0.6%
Domtar Corp.	0.6%
Coeur d’Alene Mines Corp.	0.6%
GameStop Corp.	0.6%
Cabela’s, Inc.	0.5%
Other Holdings*	93.4%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	65

Statement of Investments

October 31, 2012

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.4%

	Shares	Market Value

Aerospace & Defense 1.5%
AAR Corp.	5,878	$88,699
Alliant Techsystems, Inc.	1,445	82,784
Allied Defense Group, Inc. (The)* (a)(b)	400	2,128
Ascent Solar Technologies, Inc.* (c)	2,800	2,282
Ceradyne, Inc.	4,500	157,320
CPI Aerostructures, Inc.*	837	9,215
Curtiss-Wright Corp.	5,858	180,836
DigitalGlobe, Inc.* (c)	3,274	84,928
Ducommun, Inc.*	2,094	28,562
Engility Holdings, Inc.*	675	12,825
Esterline Technologies Corp.*	3,852	222,607
Exelis, Inc.	1,654	18,293
GeoEye, Inc.*	2,200	69,014
Huntington Ingalls Industries, Inc.*	2,735	115,909
Innovative Solutions & Support, Inc.*	1,500	6,450
Kratos Defense & Security Solutions, Inc.*	4,611	25,407
LMI Aerospace, Inc.*	1,878	37,710
Moog, Inc., Class A*	1,317	48,742
National Presto Industries, Inc.	200	14,870
Orbital Sciences Corp.*	3,420	45,828
SIFCO Industries, Inc.	425	7,119
Sparton Corp.*	1,053	14,216
Sypris Solutions, Inc.	157	989
Taser International, Inc.* (c)	200	1,562
Triumph Group, Inc.	2,844	186,055

		1,464,350

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	7,608	29,291
Atlas Air Worldwide Holdings, Inc.*	4,664	256,474
Pacer International, Inc.*	2,752	9,852
UTi Worldwide, Inc.	7,920	110,009
XPO Logistics, Inc.* (c)	1,358	18,645

		424,271

Airlines 0.5%
Alaska Air Group, Inc.*	3,832	146,536
Hawaiian Holdings, Inc.*	10,790	63,985
JetBlue Airways Corp.*	39,531	209,119
Republic Airways Holdings, Inc.*	7,860	36,706
SkyWest, Inc.	5,268	57,684

		514,030

Auto Components 0.7%
Cooper Tire & Rubber Co.	8,201	165,086
Dana Holding Corp.	302	3,974
Dorman Products, Inc.*	1,400	42,770
Drew Industries, Inc.*	1,140	36,104
Exide Technologies* (c)	11,500	35,075
Federal-Mogul Corp.*	7,645	57,643
Fuel Systems Solutions, Inc.*	2,282	37,128
Modine Manufacturing Co.*	5,748	39,086
Motorcar Parts of America, Inc.* (c)	2,200	10,340

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Shiloh Industries, Inc.	1,847	$21,019
Spartan Motors, Inc.	5,568	26,170
Standard Motor Products, Inc.	5,949	111,722
Stoneridge, Inc.*	1,052	5,229
Superior Industries International, Inc.	4,675	79,896

		671,242

Automobiles 0.2%
Thor Industries, Inc.	4,606	175,166

Beverages 0.4%
Central European Distribution Corp.*	16,258	41,946
Coca-Cola Bottling Co. Consolidated	840	57,741
Constellation Brands, Inc., Class A*	8,720	308,165
Craft Brew Alliance, Inc.*	1,200	9,096
MGP Ingredients, Inc.	2,100	7,413
Primo Water Corp.* (c)	4,800	3,574

		427,935

Biotechnology 0.2%
Astex Pharmaceuticals, Inc.*	11,151	26,539
BioMimetic Therapeutics, Inc.*	8,100	30,051
Celldex Therapeutics, Inc.* (c)	1,810	9,973
Emergent Biosolutions, Inc.*	3,096	41,146
Enzon Pharmaceuticals, Inc.* (c)	2,902	19,066
Lexicon Pharmaceuticals, Inc.* (c)	7,400	15,318
Maxygen, Inc.	2,900	7,076
MediciNova, Inc.*	1,469	3,114
Myrexis, Inc.*	1,724	4,138
Repligen Corp.*	2,489	12,694
Rigel Pharmaceuticals, Inc.*	332	2,958
Sangamo BioSciences, Inc.* (c)	4,889	27,183
Targacept, Inc.*	9,300	37,944

		237,200

Building Products 0.8%
American Woodmark Corp.* (c)	1,400	32,200
Apogee Enterprises, Inc. (c)	5,581	113,685
Builders FirstSource, Inc.*	2,800	15,428
Gibraltar Industries, Inc.*	5,281	65,801
Griffon Corp.	6,135	62,270
Insteel Industries, Inc.	3,880	45,008
Owens Corning, Inc.*	4,313	144,874
Quanex Building Products Corp. (c)	2,600	51,402
Simpson Manufacturing Co., Inc.	5,368	163,509
Universal Forest Products, Inc.	2,109	81,197
USG Corp.* (c)	306	8,173

		783,547

Capital Markets 1.7%
American Capital Ltd.*	63,170	744,774
Calamos Asset Management, Inc., Class A	788	8,510
Capital Southwest Corp.	350	37,712

66	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Cowen Group, Inc., Class A*	6,392	$16,236
E*TRADE Financial Corp.*	6,184	51,698
FirstCity Financial Corp.*	1,000	8,090
GFI Group, Inc.	5,720	18,075
Harris & Harris Group, Inc.*	5,789	19,856
ICG Group, Inc.*	3,493	36,607
INTL. FCStone, Inc.* (c)	800	14,824
Investment Technology Group, Inc.*	1,497	12,635
Janus Capital Group, Inc.	17,712	150,552
JMP Group, Inc.	2,355	13,047
Knight Capital Group, Inc., Class A* (c)	7,279	19,144
Legg Mason, Inc.	13,220	336,846
MCG Capital Corp.	8,170	38,072
Medallion Financial Corp.	1,852	23,169
Oppenheimer Holdings, Inc., Class A	326	5,307
Piper Jaffray Cos.*	700	18,795
Safeguard Scientifics, Inc.*	3,366	53,351
SWS Group, Inc.*	3,400	19,346

		1,646,646

Chemicals 3.7%
A. Schulman, Inc.	4,654	119,422
American Pacific Corp.*	681	9,003
American Vanguard Corp. (c)	4,345	155,247
Arabian American Development Co.*	100	854
Ashland, Inc.	4,400	313,060
Cabot Corp.	3,200	114,432
Chase Corp. (c)	812	14,965
Chemtura Corp.*	9,364	149,168
Core Molding Technologies, Inc.*	471	3,306
Cytec Industries, Inc.	2,992	205,909
Ferro Corp.*	15,945	41,935
FutureFuel Corp.	982	11,578
Georgia Gulf Corp.	5,100	180,489
H.B. Fuller Co.	6,127	186,261
Huntsman Corp.	21,100	317,344
Innospec, Inc.*	1,700	55,046
KMG Chemicals, Inc.	1,276	21,794
Kraton Performance Polymers, Inc.*	1,600	34,912
Landec Corp.*	5,776	62,496
Minerals Technologies, Inc.	2,282	163,528
Olin Corp.	8,635	179,090
OM Group, Inc.*	4,727	95,627
OMNOVA Solutions, Inc.*	650	5,096
Penford Corp.*	1,600	12,320
PolyOne Corp.	6,045	114,432
Quaker Chemical Corp.	212	11,234
Sensient Technologies Corp.	5,500	200,090
Spartech Corp.*	5,201	44,521
Valspar Corp.	5,900	330,577
Westlake Chemical Corp. (c)	5,000	380,300
Zoltek Cos., Inc.* (c)	7,635	52,300

		3,586,336

Common Stocks (continued)

	Shares	Market Value

Commercial Banks 8.0%
1st Source Corp.	2,736	$60,767
1st United Bancorp, Inc.*	654	3,931
Access National Corp.	576	7,597
Alliance Financial Corp.	184	8,332
American National Bankshares, Inc. (c)	725	15,218
Ameris Bancorp*	2,036	21,724
AmeriServ Financial, Inc.*	1,800	5,274
Arrow Financial Corp. (c)	408	9,955
Associated Banc-Corp.	7,043	90,784
Bancfirst Corp. (c)	209	9,188
Bancorp, Inc. (The)*	2,648	30,108
BancorpSouth, Inc.	6,806	96,305
BancTrust Financial Group, Inc.*	1,100	3,124
Banner Corp.	2,528	73,287
Bar Harbor Bankshares (c)	283	10,035
BBCN Bancorp, Inc.	8,440	100,689
BCB Bancorp, Inc.	221	2,225
Boston Private Financial Holdings, Inc.	7,814	72,045
Bryn Mawr Bank Corp.	471	10,663
C&F Financial Corp.	63	2,473
Capital Bank Financial Corp., Class A*	114	1,998
Capital City Bank Group, Inc.* (c)	2,100	21,315
CapitalSource, Inc.	16,297	128,909
Cardinal Financial Corp.	3,473	55,464
Cathay General Bancorp	13,982	247,342
Center Bancorp, Inc.	1,488	16,948
Centerstate Banks, Inc.	991	8,592
Central Pacific Financial Corp.*	333	4,785
Century Bancorp, Inc., Class A (c)	138	4,514
Chemical Financial Corp.	1,317	30,976
City Holding Co. (c)	1,400	49,168
City National Corp.	900	45,990
CoBiz Financial, Inc.	5,513	39,308
Columbia Banking System, Inc.	2,800	49,588
Comerica, Inc.	2,010	59,918
Community Bank System, Inc.	4,100	113,119
Community Bankers Trust Corp.*	300	837
Community Trust Bancorp, Inc.	1,612	54,679
CVB Financial Corp.	7,379	79,841
East West Bancorp, Inc.	600	12,774
Enterprise Bancorp, Inc. (c)	332	5,667
Enterprise Financial Services Corp.	1,963	27,482
Fidelity Southern Corp.* (c)	1,302	12,747
Financial Institutions, Inc.	1,239	23,591
First Bancorp, Inc.	632	10,415
First Bancorp, North Carolina	1,818	18,998
First Bancorp, Puerto Rico*	1,425	6,042
First Busey Corp.	4,356	20,560
First California Financial Group, Inc.*	512	3,456
First Commonwealth Financial Corp.	12,176	79,753
First Community Bancshares, Inc.	2,243	33,600
First Financial Bancorp	3,773	59,236
First Financial Corp.	1,314	40,195

2012 Annual Report	67

Statement of Investments (Continued)

October 31, 2012

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
First Interstate BancSystem, Inc.	885	$13,302
First Merchants Corp.	3,910	57,516
First Midwest Bancorp, Inc.	5,830	72,117
First Niagara Financial Group, Inc.	12,046	99,741
First South Bancorp, Inc.*	850	4,590
FirstMerit Corp.	2,859	39,626
FNB Corp.	12,066	129,468
Fulton Financial Corp.	5,796	56,337
German American Bancorp, Inc.	805	18,153
Glacier Bancorp, Inc.	5,383	78,053
Great Southern Bancorp, Inc.	1,161	32,938
Guaranty Bancorp*	5,200	9,516
Hanmi Financial Corp.*	2,172	26,955
Heartland Financial USA, Inc.	1,847	53,009
Heritage Commerce Corp.*	3,460	22,801
Home BancShares, Inc.	44	1,524
Horizon Bancorp	267	7,743
Hudson Valley Holding Corp.	562	9,054
IBERIABANK Corp.	4,100	204,139
Independent Bank Corp. (c)	2,048	60,436
Independent Bank Corp., Michigan*	380	1,307
International Bancshares Corp.	7,995	145,109
Intervest Bancshares Corp., Class A*	154	639
Lakeland Bancorp, Inc.	3,214	31,915
Lakeland Financial Corp.	779	20,792
Macatawa Bank Corp.* (c)	3,062	9,462
MainSource Financial Group, Inc.	2,706	33,879
MB Financial, Inc.	5,913	119,797
MBT Financial Corp.* (c)	2,200	6,336
Mercantile Bank Corp.* (c)	826	13,654
Merchants Bancshares, Inc.	427	12,503
Metro Bancorp, Inc.*	1,907	24,753
MetroCorp Bancshares, Inc.*	133	1,349
MidSouth Bancorp, Inc.	638	9,889
MidWestOne Financial Group, Inc.	67	1,353
National Penn Bancshares, Inc.	13,300	118,769
NBT Bancorp, Inc.	247	5,254
NewBridge Bancorp*	2,450	10,559
North Valley Bancorp*	78	1,086
Northrim BanCorp, Inc.	444	10,003
Old National Bancorp	6,911	84,798
Old Second Bancorp, Inc.*	1,500	2,100
OmniAmerican Bancorp, Inc.*	1,963	44,933
Oriental Financial Group, Inc. (c)	5,746	67,688
Pacific Capital Bancorp*	874	40,125
Pacific Continental Corp.	1,758	16,332
Pacific Mercantile Bancorp*	1,000	7,170
Pacific Premier Bancorp, Inc.*	413	4,634
PacWest Bancorp	2,700	60,750
Park National Corp. (c)	600	39,930
Park Sterling Corp.*	575	2,875
Peapack Gladstone Financial Corp. (c)	703	10,889
Peoples Bancorp, Inc.	1,391	29,628

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Pinnacle Financial Partners, Inc.*	6,100	$119,255
Popular, Inc.*	8,323	160,884
Preferred Bank, Los Angeles*	370	5,258
PrivateBancorp, Inc.	12,137	196,134
Prosperity Bancshares, Inc.	2,311	96,738
Renasant Corp.	2,642	48,639
Republic Bancorp, Inc., Class A	1,599	34,570
Republic First Bancorp, Inc.*	1,723	3,670
S&T Bancorp, Inc.	1,532	26,917
Sandy Spring Bancorp, Inc.	1,307	24,990
SCBT Financial Corp. (c)	736	29,204
Seacoast Banking Corp. of Florida* (c)	7,563	12,101
Sierra Bancorp	1,250	14,062
Simmons First National Corp., Class A	1,967	48,959
Somerset Hills Bancorp	420	3,557
Southside Bancshares, Inc. (c)	842	17,185
Southwest Bancorp, Inc.*	2,461	26,554
StellarOne Corp.	3,098	42,505
Sterling Bancorp	2,164	20,666
Suffolk Bancorp*	95	1,427
Sun Bancorp, Inc.*	2,364	7,305
Susquehanna Bancshares, Inc.	19,656	203,833
Synovus Financial Corp. (c)	138,715	339,852
Taylor Capital Group, Inc.*	1,119	20,903
Texas Capital Bancshares, Inc.*	900	42,723
Tompkins Financial Corp.	616	24,936
TowneBank (c)	2,102	32,728
Trustmark Corp.	5,483	128,686
UMB Financial Corp.	2,406	107,139
Umpqua Holdings Corp.	15,111	182,692
Union First Market Bankshares Corp.	2,915	45,766
United Bankshares, Inc. (c)	200	4,766
United Community Banks, Inc.*	1,585	13,790
United Security Bancshares* (c)	266	798
Univest Corp. of Pennsylvania	1,509	25,532
Virginia Commerce Bancorp, Inc.*	2,526	23,138
Washington Banking Co.	1,359	18,578
Washington Trust Bancorp, Inc.	1,499	40,458
Webster Financial Corp.	10,027	220,594
WesBanco, Inc.	3,505	77,110
West Bancorporation, Inc.	1,619	17,663
West Coast Bancorp	995	21,910
Western Alliance Bancorp*	13,239	135,832
Wilshire Bancorp, Inc.*	2,717	17,688
Wintrust Financial Corp.	5,392	199,234
Yadkin Valley Financial Corp.*	2,000	6,400
Zions Bancorporation	38,900	835,183

		7,717,321

Commercial Services & Supplies 2.2%
ABM Industries, Inc.	6,020	114,380
ACCO Brands Corp.*	212	1,535

68	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Acme United Corp.	200	$2,266
Acorn Energy, Inc. (c)	1,419	12,076
American Reprographics Co.*	1,276	4,887
AMREP Corp.*	180	1,170
Asset Acceptance Capital Corp.*	2,200	14,036
Asta Funding, Inc.	1,919	18,000
Casella Waste Systems, Inc., Class A*	2,859	13,094
Consolidated Graphics, Inc.*	1,561	46,065
Courier Corp.	1,886	22,726
Covanta Holding Corp.	18,000	327,240
Encore Capital Group, Inc.*	48	1,392
EnergySolutions, Inc.*	20,183	57,723
EnerNOC, Inc.* (c)	4,199	51,732
Ennis, Inc.	2,761	42,243
Fuel Tech, Inc.*	2,542	10,371
G&K Services, Inc., Class A	1,400	45,150
Geo Group, Inc. (The)	8,323	230,714
Intersections, Inc.	2,600	24,154
KAR Auction Services, Inc.*	1,126	22,520
Kimball International, Inc., Class B	5,748	68,631
McGrath RentCorp	2,793	73,344
Metalico, Inc.*	4,282	9,121
Mobile Mini, Inc.*	6,145	107,046
Multi-Color Corp.	1,174	26,673
NL Industries, Inc.	1,831	18,621
Portfolio Recovery Associates, Inc.*	206	21,558
Quad/Graphics, Inc.	1,100	20,163
RR Donnelley & Sons Co. (c)	3,496	35,030
Schawk, Inc.	3,031	37,403
Standard Register Co. (The) (c)	3,526	2,257
Steelcase, Inc., Class A	14,813	148,278
Sykes Enterprises, Inc.*	2,502	34,077
Tetra Tech, Inc.*	3,627	94,084
UniFirst Corp.	2,352	163,629
United Stationers, Inc.	4,178	121,246
Versar, Inc.*	600	2,256
Viad Corp.	2,903	61,573
Virco Manufacturing Corp.*	1,500	3,615

		2,112,079

Communications Equipment 1.6%
Anaren, Inc.*	2,904	52,359
Arris Group, Inc.*	14,421	198,144
Aviat Networks, Inc.*	7,678	17,506
Aware, Inc. (c)	1,965	11,967
Bel Fuse, Inc., Class B (c)	1,319	21,843
Black Box Corp.	2,600	56,992
Brocade Communications Systems, Inc.*	22,028	116,748
Calix, Inc.* (c)	5,875	39,069
Communications Systems, Inc.	1,420	14,711
Comtech Telecommunications Corp.	3,510	88,347
Digi International, Inc.*	4,045	38,104

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
EchoStar Corp., Class A*	4,067	$129,168
EMCORE Corp.* (c)	3,875	18,019
Emulex Corp.*	13,009	90,543
Extreme Networks*	15,787	51,465
Globecomm Systems, Inc.*	4,635	50,290
Harmonic, Inc.*	10,432	45,275
Infinera Corp.* (c)	11,300	55,596
KVH Industries, Inc.*	802	11,084
Oclaro, Inc.* (c)	16,707	32,913
Oplink Communications, Inc.*	4,291	63,764
Optical Cable Corp.	300	1,266
PC-Tel, Inc.	1,200	7,824
Performance Technologies, Inc.*	1,121	1,334
Sonus Networks, Inc.*	21,433	39,865
Sycamore Networks, Inc.	4,613	26,663
Symmetricom, Inc.*	5,222	32,115
Tellabs, Inc.	38,811	113,328
Telular Corp.	2,203	22,008
TESSCO Technologies, Inc.	1,910	39,728
UTStarcom Holdings Corp.*	8,923	8,834
Westell Technologies, Inc., Class A*	8,136	16,597

		1,513,469

Computers & Peripherals 0.4%
Avid Technology, Inc.* (c)	6,800	39,916
Concurrent Computer Corp. (c)	529	2,767
Cray, Inc.*	3,102	37,751
Datalink Corp.*	3,720	30,281
Dataram Corp.*	600	348
Electronics for Imaging, Inc.*	8,400	145,824
Hutchinson Technology, Inc.* (c)	4,426	6,196
Imation Corp.*	3,874	17,704
Intermec, Inc.*	2,915	19,764
Intevac, Inc.*	2,994	14,970
Novatel Wireless, Inc.*	2,900	4,785
Presstek, Inc.*	2,000	990
Rimage Corp.	220	1,316
STEC, Inc.* (c)	6,900	40,503
Xyratex Ltd. (c)	5,513	45,592

		408,707

Construction & Engineering 1.8%
AECOM Technology Corp.*	4,273	91,741
Aegion Corp.* (c)	6,090	112,482
Argan, Inc.	134	2,384
Comfort Systems USA, Inc.	3,250	35,425
Dycom Industries, Inc.*	6,300	89,712
EMCOR Group, Inc.	9,444	303,719
Furmanite Corp.*	3,051	15,408
Granite Construction, Inc.	5,032	152,017
Great Lakes Dredge & Dock Corp.	9,215	73,259
Integrated Electrical Services, Inc.*	1,200	6,480
Layne Christensen Co.*	3,560	79,352

2012 Annual Report	69

Statement of Investments (Continued)

October 31, 2012

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
MasTec, Inc.* (c)	5,669	$127,893
Michael Baker Corp.*	1,057	23,899
MYR Group, Inc.*	4,154	87,982
Northwest Pipe Co.*	2,016	46,328
Orion Marine Group, Inc.*	1,200	8,028
Pike Electric Corp.*	5,459	49,731
Sterling Construction Co., Inc.*	3,017	26,851
Tutor Perini Corp.*	6,606	66,985
URS Corp.	9,861	330,146

		1,729,822

Construction Materials 0.2%
Headwaters, Inc.*	7,409	53,271
Texas Industries, Inc.* (c)	3,959	170,751

		224,022

Consumer Finance 0.3%
Cash America International, Inc. (c)	5,300	207,177
CompuCredit Holdings Corp.* (c)	1,995	7,641
First Marblehead Corp. (The)* (c)	12,745	11,980
Nelnet, Inc., Class A	3,500	85,435
QC Holdings, Inc.	37	125

		312,358

Containers & Packaging 0.6%
Bemis Co., Inc.	3,600	118,980
Boise, Inc.	14,796	124,139
Graphic Packaging Holding Co.*	16,566	98,071
Myers Industries, Inc.	4,875	72,296
Rock-Tenn Co., Class A	1,268	92,805
Sealed Air Corp.	2,342	37,987

		544,278

Distributors 0.1%
Core-Mark Holding Co., Inc.	2,478	118,622
VOXX International Corp.*	2,000	12,440
Weyco Group, Inc.	448	10,519

		141,581

Diversified Consumer Services 0.7%
Ascent Capital Group, Inc., Class A*	1,498	89,056
Cambium Learning Group, Inc.*	300	273
Career Education Corp.*	11,688	39,739
Carriage Services, Inc.	1,715	18,231
Corinthian Colleges, Inc.* (c)	19,366	52,869
K12, Inc.* (c)	1,800	36,846
Lincoln Educational Services Corp.	2,317	8,596
Mac-Gray Corp.	1,436	18,668
Matthews International Corp., Class A	1,057	30,410
Regis Corp. (c)	7,957	132,564
School Specialty, Inc.* (c)	4,400	8,140

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Service Corp. International	16,280	$228,571
Stewart Enterprises, Inc., Class A (c)	3,400	26,418

		690,381

Diversified Financial Services 0.7%
Interactive Brokers Group, Inc., Class A	3,410	48,592
Marlin Business Services Corp.	1,601	36,167
MicroFinancial, Inc.	1,653	13,026
NASDAQ OMX Group, Inc. (The)	11,841	281,934
NewStar Financial, Inc.*	6,586	82,325
PHH Corp.* (c)	9,292	193,367
PICO Holdings, Inc.*	1,700	37,638
Resource America, Inc., Class A	2,032	13,736

		706,785

Diversified Telecommunication Services 0.3%
Atlantic Tele-Network, Inc. (c)	526	21,797
Cbeyond, Inc.*	2,600	19,916
Consolidated Communications Holdings, Inc. (c)	833	12,862
General Communication, Inc., Class A*	7,880	68,871
HickoryTech Corp.	1,535	16,348
Iridium Communications, Inc.*	7,904	58,411
Neutral Tandem, Inc.	3,661	16,914
ORBCOMM, Inc.*	5,929	20,751
Premiere Global Services, Inc.*	6,710	57,035
Primus Telecommunications Group, Inc.	703	10,285

		303,190

Electrical Equipment 1.1%
A123 Systems, Inc.*	8,500	1,222
Allied Motion Technologies, Inc.	538	3,470
American Superconductor Corp.*	6,222	22,337
AZZ, Inc. (c)	4,316	170,223
Brady Corp., Class A	4,000	123,040
Encore Wire Corp.	3,906	120,539
EnerSys, Inc.*	7,700	265,496
Franklin Electric Co., Inc.	200	11,588
General Cable Corp.*	6,206	177,057
Global Power Equipment Group, Inc.	586	9,903
GrafTech International Ltd.*	4,048	42,545
LSI Industries, Inc.	3,306	22,415
Ocean Power Technologies, Inc.* (c)	3,200	7,936
Orion Energy Systems, Inc.*	2,791	4,577
Powell Industries, Inc.*	1,095	43,559
PowerSecure International, Inc.*	2,223	14,361
Preformed Line Products Co.	281	15,137
Regal-Beloit Corp.	400	26,072
Ultralife Corp.*	1,752	5,379
Vicor Corp.*	3,400	21,692

		1,108,548

70	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 3.7%
Agilysys, Inc.* (c)	3,840	$31,373
Arrow Electronics, Inc.*	5,100	179,673
Avnet, Inc.*	3,273	93,771
AVX Corp.	13,800	135,792
Benchmark Electronics, Inc.*	5,200	77,064
Checkpoint Systems, Inc.*	6,972	56,613
Coherent, Inc.*	913	41,678
Electro Rent Corp.	3,686	57,944
Electro Scientific Industries, Inc.	5,246	56,027
Fabrinet*	1,402	13,501
FEI Co.	608	33,470
Frequency Electronics, Inc.*	900	7,551
GSI Group, Inc.*	2,216	17,218
ID Systems, Inc.*	1,945	10,211
Identive Group, Inc.*	4,603	5,524
IEC Electronics Corp.*	1,140	8,231
Ingram Micro, Inc., Class A*	31,600	480,320
Insight Enterprises, Inc.*	6,558	106,043
Iteris, Inc.*	1,700	2,686
Itron, Inc.*	4,030	165,472
KEMET Corp.*	9,314	42,286
Key Tronic Corp.*	2,680	30,418
LoJack Corp.*	1,025	2,337
Measurement Specialties, Inc.*	1,796	58,568
Mercury Computer Systems, Inc.*	4,114	33,714
Methode Electronics, Inc.	5,086	51,470
Multi-Fineline Electronix, Inc.*	1,900	40,166
NAPCO Security Technologies, Inc.*	1,850	6,235
Newport Corp.*	6,564	71,023
OSI Systems, Inc.*	1,500	118,875
PAR Technology Corp.*	1,700	9,095
Park Electrochemical Corp.	1,601	39,737
PC Connection, Inc.	1,900	19,551
PC Mall, Inc.*	2,073	13,184
Perceptron, Inc.	1,480	7,814
Planar Systems, Inc.* (c)	1,900	2,508
Plexus Corp.*	4,796	129,060
Power-One, Inc.* (c)	17,620	71,009
Radisys Corp.*	3,068	8,713
RF Industries Ltd.	443	1,954
Richardson Electronics Ltd.	2,700	31,455
Rofin-Sinar Technologies, Inc.*	3,216	58,563
Rogers Corp.*	2,587	101,954
Sanmina-SCI Corp.*	11,553	102,706
ScanSource, Inc.*	3,037	88,832
SMTC Corp.* (c)	2,189	6,129
SYNNEX Corp.*	5,874	190,259
Tech Data Corp.*	7,657	339,282
TTM Technologies, Inc.*	10,143	91,287
Viasystems Group, Inc.*	372	5,695
Vicon Industries, Inc.*	371	1,009
Vishay Intertechnology, Inc.*	17,572	145,496
Vishay Precision Group, Inc.*	830	10,832

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Wayside Technology Group, Inc.	200	$2,476
Zygo Corp.*	1,869	34,801

		3,548,655

Energy Equipment & Services 3.5%
Basic Energy Services, Inc.* (c)	5,747	59,711
Bolt Technology Corp.	934	13,450
Bristow Group, Inc.	5,890	294,029
Cal Dive International, Inc.* (c)	13,404	16,889
Dawson Geophysical Co.*	1,747	41,736
ENGlobal Corp.*	1,900	779
Exterran Holdings, Inc.*	10,368	207,153
Forbes Energy Services Ltd.*	200	572
Global Geophysical Services, Inc.*	5,630	26,011
Gulf Island Fabrication, Inc. (c)	2,673	63,430
GulfMark Offshore, Inc., Class A*	4,366	141,109
Heckmann Corp.* (c)	529	1,852
Helix Energy Solutions Group, Inc.*	18,987	328,285
Hercules Offshore, Inc.*	28,053	133,532
Hornbeck Offshore Services, Inc.*	5,592	193,707
Key Energy Services, Inc.*	4,200	27,468
Matrix Service Co.*	5,330	55,912
Mitcham Industries, Inc.*	1,677	22,723
Natural Gas Services Group, Inc.*	3,200	50,752
Newpark Resources, Inc.* (c)	14,394	97,735
Parker Drilling Co.*	15,862	68,682
Patterson-UTI Energy, Inc. (c)	15,079	243,978
PHI, Inc., Non-Voting Shares*	1,599	50,033
Pioneer Energy Services Corp.*	10,270	67,782
Rowan Cos. PLC, Class A*	6,500	206,115
SEACOR Holdings, Inc.*	2,834	248,570
Steel Excel, Inc.*	1,070	26,215
Tesco Corp.*	2,844	25,056
TETRA Technologies, Inc.*	9,126	48,824
TGC Industries, Inc.*	1,984	14,602
Tidewater, Inc.	5,680	269,857
Union Drilling, Inc.*	4,938	32,048
Unit Corp.*	5,615	226,565
Willbros Group, Inc.*	8,620	44,048

		3,349,210

Food & Staples Retailing 0.7%
Andersons, Inc. (The)	2,693	105,781
Harris Teeter Supermarkets, Inc.	1,600	59,920
Ingles Markets, Inc., Class A	2,372	38,426
Nash Finch Co.	1,529	29,403
Pantry, Inc. (The)*	4,128	54,758
Spartan Stores, Inc.	4,657	66,874
SUPERVALU, Inc. (c)	8,642	26,877
Susser Holdings Corp.*	3,733	134,164
United Natural Foods, Inc.*	300	15,972

2012 Annual Report	71

Statement of Investments (Continued)

October 31, 2012

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
Village Super Market, Inc., Class A	462	$16,941
Weis Markets, Inc.	2,429	99,978

		649,094

Food Products 2.5%
B&G Foods, Inc.	572	17,315
Cal-Maine Foods, Inc.	2,864	123,524
Chiquita Brands International, Inc.*	8,873	63,974
Diamond Foods, Inc. (c)	3,591	66,505
Dole Food Co., Inc.* (c)	13,093	164,841
Farmer Bros. Co.*	1,801	17,524
Fresh Del Monte Produce, Inc.	7,141	179,739
Griffin Land & Nurseries, Inc.	186	4,827
Hain Celestial Group, Inc. (The)*	5,504	318,131
J&J Snack Foods Corp.	96	5,498
John B. Sanfilippo & Son, Inc.*	300	5,046
Omega Protein Corp.*	4,187	27,257
Overhill Farms, Inc.*	522	2,349
Pilgrim’s Pride Corp.*	8,953	50,405
Post Holdings, Inc.*	3,978	125,506
Ralcorp Holdings, Inc.*	1,203	86,845
Sanderson Farms, Inc.	2,842	128,714
Seneca Foods Corp., Class A*	1,413	40,391
Smart Balance, Inc.*	12,808	152,415
Smithfield Foods, Inc.*	25,800	528,126
Snyders-Lance, Inc.	4,109	104,122
Tootsie Roll Industries, Inc. (c)	1,805	48,103
TreeHouse Foods, Inc.*	2,400	128,520

		2,389,677

Gas Utilities 0.0%†
UGI Corp.	939	30,320

Health Care Equipment & Supplies 2.5%
Accuray, Inc.*	2,931	20,400
Alere, Inc.*	8,834	169,613
Alphatec Holdings, Inc.*	4,920	8,462
Analogic Corp.	1,302	95,905
AngioDynamics, Inc.*	3,318	35,602
Anika Therapeutics, Inc.*	2,200	24,662
Cantel Medical Corp.	4,458	115,953
CONMED Corp.	2,200	60,852
Cooper Cos., Inc. (The)	2,534	243,213
CryoLife, Inc.	3,416	21,145
Cutera, Inc.*	2,161	16,013
Cynosure, Inc., Class A*	1,454	38,298
Digirad Corp.*	1,500	3,225
Exactech, Inc.*	877	14,646
Greatbatch, Inc.*	2,535	55,719
ICU Medical, Inc.*	854	50,668
Integra LifeSciences Holdings Corp.*	4,123	157,705
Invacare Corp.	5,401	73,724
Kewaunee Scientific Corp.	92	1,038

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
LeMaitre Vascular, Inc.	699	$4,194
Medical Action Industries, Inc.*	1,600	4,720
Merit Medical Systems, Inc.*	5,370	77,543
Misonix, Inc.*	600	2,652
Natus Medical, Inc.*	7,710	87,123
NuVasive, Inc.*	7,165	103,319
Orthofix International NV*	327	12,969
Palomar Medical Technologies, Inc.*	2,743	23,672
Rochester Medical Corp.*	1,348	14,140
RTI Biologics, Inc.*	10,402	42,232
Solta Medical, Inc.*	6,509	19,202
SurModics, Inc.*	2,558	45,993
Symmetry Medical, Inc.*	5,455	49,968
Teleflex, Inc.	5,545	376,783
Theragenics Corp.*	3,000	4,590
TranS1, Inc.*	1,626	4,471
West Pharmaceutical Services, Inc.	2,592	139,631
Wright Medical Group, Inc.* (c)	7,000	142,240
Young Innovations, Inc.	1,037	35,414

		2,397,699

Health Care Providers & Services 3.0%
Addus HomeCare Corp.*	747	4,056
Almost Family, Inc.*	1,742	36,112
Amedisys, Inc.* (c)	6,585	72,698
AMN Healthcare Services, Inc.*	8,273	82,068
Amsurg Corp.* (c)	4,593	130,992
Assisted Living Concepts, Inc., Class A (c)	2,439	19,293
BioScrip, Inc.*	10,685	98,409
Capital Senior Living Corp.*	4,591	73,823
CardioNet, Inc.*	1,510	3,669
Centene Corp.*	300	11,394
Chindex International, Inc.*	2,600	26,962
Community Health Systems, Inc.*	10,775	295,451
Coventry Health Care, Inc.	8,524	371,987
Cross Country Healthcare, Inc.* (c)	3,254	14,318
Dynacq Healthcare, Inc.* (c)	256	3
Ensign Group, Inc. (The)	1,137	33,155
ExamWorks Group, Inc.*	2,465	34,559
FAB Universal Corp.* (c)	190	684
Five Star Quality Care, Inc.*	9,300	48,918
Future Healthcare of America*	190	37
Gentiva Health Services, Inc.*	8,079	75,943
Hanger, Inc.*	5,565	141,073
Healthways, Inc.*	4,198	40,847
Kindred Healthcare, Inc.* (c)	8,188	80,242
LHC Group, Inc.*	4,529	79,348
LifePoint Hospitals, Inc.*	5,780	204,265
Magellan Health Services, Inc.*	2,143	107,471
MedCath Corp*	2,115	2,898
Molina Healthcare, Inc.*	3,418	85,689
National HealthCare Corp. (c)	900	42,858
Omnicare, Inc.	10,500	362,565
PDI, Inc.*	1,600	10,960
PharMerica Corp.*	3,889	47,524

72	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Providence Service Corp. (The)*	912	$9,302
Select Medical Holdings Corp.*	7,442	78,811
Skilled Healthcare Group, Inc., Class A*	2,373	18,438
Sun Healthcare Group, Inc.*	1,776	15,025
SunLink Health Systems, Inc.*	700	735
Triple-S Management Corp., Class B*	2,990	53,940
Universal American Corp.*	8,136	73,549

		2,890,071

Health Care Technology 0.2%
Arrhythmia Research Technology, Inc.	200	494
MedAssets, Inc.*	8,062	142,940
Omnicell, Inc.*	5,297	77,230

		220,664

Hotels, Restaurants & Leisure 2.4%
Ambassadors Group, Inc.	201	1,029
Ark Restaurants Corp.	133	2,245
Biglari Holdings, Inc.*	188	66,479
Bluegreen Corp.*	4,500	26,685
Bob Evans Farms, Inc.	4,181	159,171
Boyd Gaming Corp.*	13,332	82,258
Carrols Restaurant Group, Inc.*	2,371	15,222
Churchill Downs, Inc.	1,471	96,100
DineEquity, Inc.*	2,973	186,407
Dover Downs Gaming & Entertainment, Inc.	1,000	2,380
Dover Motorsports, Inc.*	1,000	1,480
Frisch’s Restaurants, Inc.	373	6,669
Full House Resorts, Inc.*	2,953	9,302
Gaming Partners International Corp.	341	2,131
International Speedway Corp., Class A	3,876	98,838
Isle of Capri Casinos, Inc.*	5,552	33,756
Life Time Fitness, Inc.*	528	23,702
Luby’s, Inc.*	3,390	21,662
Marcus Corp.	2,900	31,610
Marriott Vacations Worldwide Corp.*	532	20,929
Monarch Casino & Resort, Inc.*	1,254	11,437
MTR Gaming Group, Inc.*	2,160	7,538
Multimedia Games Holding Co., Inc.*	2,201	34,996
Nathan’s Famous, Inc.*	188	5,210
Orient-Express Hotels Ltd., Class A*	14,633	171,645
Red Lion Hotels Corp.*	1,000	6,590
Red Robin Gourmet Burgers, Inc.* (c)	2,700	90,180
Rick’s Cabaret International, Inc.*	2,122	17,422
Ruby Tuesday, Inc.*	10,400	75,088
Ryman Hospitality Properties, Inc.*	5,841	227,857
Scientific Games Corp., Class A*	10,234	84,226
Speedway Motorsports, Inc.	4,835	78,811
Vail Resorts, Inc.	4,300	244,154
Wendy’s Co. (The)	55,201	235,708
WMS Industries, Inc.*	7,147	117,425

		2,296,342

Common Stocks (continued)

	Shares	Market Value

Household Durables 3.7%
Bassett Furniture Industries, Inc.	1,614	$18,512
Beazer Homes USA, Inc.* (c)	4,168	68,730
Blyth, Inc. (c)	902	20,602
Cavco Industries, Inc.*	1,086	52,497
Cobra Electronics Corp.*	800	3,904
CSS Industries, Inc.	1,000	20,100
D.R. Horton, Inc.	3,845	80,591
Dixie Group, Inc. (The)*	700	2,772
Emerson Radio Corp.*	3,000	5,100
Ethan Allen Interiors, Inc. (c)	2,478	72,878
Flexsteel Industries, Inc.	648	13,044
Furniture Brands International, Inc.* (c)	5,423	8,243
Helen of Troy Ltd.*	5,370	162,281
Hooker Furniture Corp.	1,484	20,242
Jarden Corp.	7,700	383,460
KB Home (c)	12,417	198,424
Kid Brands, Inc.*	1,900	3,439
La-Z-Boy, Inc.*	8,142	132,063
Lennar Corp., Class B	800	22,704
Lennar Corp., Class A (c)	18,905	708,370
Lifetime Brands, Inc.	1,456	16,162
M.D.C. Holdings, Inc.	6,761	258,541
M/I Homes, Inc.*	5,757	128,093
Meritage Homes Corp.* (c)	5,800	214,484
Mohawk Industries, Inc.*	4,151	346,484
NACCO Industries, Inc., Class A	901	45,627
Orleans Homebuilders, Inc.* (a)(b)	1,500	0
PulteGroup, Inc.*	687	11,913
Ryland Group, Inc. (The)	7,900	267,573
Skyline Corp.*	1,050	4,830
Stanley Furniture Co., Inc.*	1,620	7,533
Toll Brothers, Inc.*	7,359	242,921
Universal Electronics, Inc.*	1,040	17,846

		3,559,963

Household Products 0.3%
Central Garden and Pet Co., Class A*	4,329	48,788
Central Garden and Pet Co.*	2,100	23,268
Oil-Dri Corp. of America	461	10,326
Orchids Paper Products Co.	745	14,297
Spectrum Brands Holdings, Inc.	4,179	190,103

		286,782

Independent Power Producers & Energy Traders 0.3%
Dynegy, Inc.* (c)	78	1,459
Genie Energy Ltd., Class B	644	4,514
GenOn Energy, Inc.*	79,158	203,436
NRG Energy, Inc. (c)	1,521	32,793
Ormat Technologies, Inc. (c)	2,888	54,959
Synthesis Energy Systems, Inc.* (c)	419	540

		297,701

2012 Annual Report	73

Statement of Investments (Continued)

October 31, 2012

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 0.2%
Seaboard Corp.*	64	$146,005
Standex International Corp.	1,572	72,689

		218,694

Information Technology Services 1.4%
Acxiom Corp.*	8,100	147,825
CACI International, Inc., Class A*	3,177	160,216
CIBER, Inc.*	15,843	49,430
Computer Sciences Corp.	676	20,584
Convergys Corp.	18,583	312,380
CoreLogic, Inc.*	12,354	294,025
CSG Systems International, Inc.*	2,071	42,683
Dynamics Research Corp.*	2,200	14,190
Edgewater Technology, Inc.*	400	1,392
Euronet Worldwide, Inc.*	3,735	75,783
Global Cash Access Holdings, Inc.*	2,381	16,786
Hackett Group, Inc. (The)*	8,020	31,198
ManTech International Corp., Class A (c)	2,848	65,419
ModusLink Global Solutions, Inc.*	4,527	13,264
NCI, Inc., Class A*	1,153	6,480
Online Resources Corp.*	3,748	10,794
StarTek, Inc.* (c)	1,502	4,356
TeleTech Holdings, Inc.*	300	5,052
Virtusa Corp.*	2,177	37,358

		1,309,215

Insurance 7.8%
Alleghany Corp.*	390	135,564
Allied World Assurance Co. Holdings AG	2,937	235,841
Alterra Capital Holdings Ltd. (c)	6,040	147,557
American Equity Investment Life Holding Co. (c)	9,428	108,516
American Financial Group, Inc.	7,990	310,012
American National Insurance Co.	939	68,603
American Safety Insurance Holdings Ltd.*	1,326	22,356
AMERISAFE, Inc.*	2,078	54,547
Argo Group International Holdings Ltd. (c)	3,138	107,947
Aspen Insurance Holdings Ltd.	5,907	191,091
Assurant, Inc.	11,838	447,595
Assured Guaranty Ltd.	18,265	253,701
Axis Capital Holdings Ltd.	5,280	191,242
CNO Financial Group, Inc.	45,012	431,215
Donegal Group, Inc., Class A	2,513	32,568
Eastern Insurance Holdings, Inc.	1,180	19,848
EMC Insurance Group, Inc.	300	6,714
Employers Holdings, Inc.	466	8,505
Endurance Specialty Holdings Ltd.	5,739	232,716
Enstar Group Ltd.*	978	97,800
Everest Re Group Ltd.	265	29,428
FBL Financial Group, Inc., Class A	2,316	79,045
Federated National Holding Co.*	1,151	7,194
First Acceptance Corp.*	3,404	4,119
First American Financial Corp.	17,600	400,400

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Flagstone Reinsurance Holdings SA	6,310	$55,780
Global Indemnity PLC*	1,601	35,510
Greenlight Capital Re Ltd., Class A*	312	7,972
Hallmark Financial Services*	2,313	17,648
Hanover Insurance Group, Inc. (The)	5,032	181,706
HCC Insurance Holdings, Inc.	6,900	245,916
Hilltop Holdings, Inc.*	7,080	96,217
Homeowners Choice, Inc.	1,645	36,519
Horace Mann Educators Corp.	4,553	87,463
Independence Holding Co. (c)	2,090	18,267
Investors Title Co. (c)	130	8,528
Kemper Corp.	9,341	289,571
Maiden Holdings Ltd.	2,416	20,415
MBIA, Inc.* (c)	15,000	148,500
Meadowbrook Insurance Group, Inc.	3,845	21,609
Mercury General Corp.	2,400	97,272
Montpelier Re Holdings Ltd. (c)	6,171	141,131
National Western Life Insurance Co., Class A	22	3,088
Navigators Group, Inc. (The)*	1,000	53,080
Old Republic International Corp.	20,261	200,179
OneBeacon Insurance Group Ltd., Class A	1,800	24,300
PartnerRe Ltd.	3,289	266,409
Phoenix Cos., Inc. (The)*	919	27,699
Platinum Underwriters Holdings Ltd.	4,667	207,215
Presidential Life Corp.	2,000	27,960
ProAssurance Corp.	2,500	223,500
Protective Life Corp.	13,511	368,850
Reinsurance Group of America, Inc.	4,500	238,140
RLI Corp.	1	68
Safety Insurance Group, Inc.	1,100	50,985
SeaBright Holdings, Inc.	2,629	28,840
Selective Insurance Group, Inc.	3,625	67,026
StanCorp Financial Group, Inc.	3,971	136,404
State Auto Financial Corp.	3,071	49,566
Stewart Information Services Corp. (c)	2,493	58,137
Symetra Financial Corp.	9,097	108,709
Tower Group, Inc.	3,977	71,666
United Fire Group, Inc.	2,100	49,917
Universal Insurance Holdings, Inc.	5,088	20,098
Validus Holdings Ltd.	2,859	102,352

		7,518,336

Internet & Catalog Retail 0.1%
1-800-FLOWERS.COM, Inc., Class A* (c)	6,313	22,916
dELiA*s, Inc.*	1,700	2,244
Gaiam, Inc., Class A*	605	1,991
Hollywood Media Corp.*	1,736	2,309
Orbitz Worldwide, Inc.*	3,202	7,909
Shutterfly, Inc.*	1,800	54,468
ValueVision Media, Inc., Class A*	7,113	16,004

		107,841

74	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 1.7%
AOL, Inc.*	11,184	$383,947
Blucora, Inc.*	7,005	122,938
BroadVision, Inc.* (c)	530	4,208
DealerTrack Holdings, Inc.*	700	19,131
Digital River, Inc.*	6,207	89,008
EarthLink, Inc.	15,376	97,484
IAC/InterActiveCorp	5,900	285,265
Internap Network Services Corp.*	11,706	80,186
IntraLinks Holdings, Inc.*	6,459	36,106
Keynote Systems, Inc.	3,401	48,600
KIT Digital, Inc.* (c)	8,981	24,967
Limelight Networks, Inc.* (c)	8,977	18,941
LookSmart Ltd.*	1,300	1,066
Marchex, Inc., Class B (c)	7,300	29,857
Market Leader, Inc.*	2,095	14,246
Monster Worldwide, Inc.* (c)	13,653	84,922
Perficient, Inc.*	3,093	35,167
QuinStreet, Inc.* (c)	3,027	18,525
RealNetworks, Inc.*	4,608	34,883
Reis, Inc.*	400	4,678
Soundbite Communications, Inc.*	1,400	3,290
Support.com, Inc.* (c)	3,456	16,036
TechTarget, Inc.*	4,156	19,866
TheStreet, Inc.	4,044	6,551
United Online, Inc.	15,302	82,019
Web.com Group, Inc.*	2,387	37,667
XO Group, Inc.*	7,450	59,973

		1,659,527

Leisure Equipment & Products 0.3%
Arctic Cat, Inc.*	2,833	102,753
Callaway Golf Co. (c)	12,537	68,452
Cybex International, Inc.* (c)	1,400	3,458
Escalade, Inc.	100	520
JAKKS Pacific, Inc. (c)	744	9,605
Johnson Outdoors, Inc., Class A*	310	6,048
LeapFrog Enterprises, Inc.* (c)	6,569	58,070
Nautilus, Inc.*	2,800	7,868
Smith & Wesson Holding Corp.*	1,940	18,624
Steinway Musical Instruments, Inc.*	1,920	46,349

		321,747

Life Sciences Tools & Services 0.6%
Affymetrix, Inc.* (c)	18,611	58,997
Albany Molecular Research, Inc.*	1,100	3,894
BioClinica, Inc.*	1,466	9,192
Cambrex Corp.*	7,914	95,601
Complete Genomics, Inc.* (c)	3,300	9,900
Enzo Biochem, Inc.*	500	1,000
Furiex Pharmaceuticals, Inc.*	202	3,872
Harvard Bioscience, Inc.*	4,033	16,213

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services (continued)
PAREXEL International Corp.*	500	$15,345
PerkinElmer, Inc.	11,328	350,375

		564,389

Machinery 3.6%
Accuride Corp.*	4,112	10,979
Actuant Corp., Class A	7,930	223,943
Adept Technology, Inc.*	1,531	6,124
Alamo Group, Inc. (c)	1,841	61,673
Albany International Corp., Class A	2,100	46,137
Altra Holdings, Inc.	5,372	96,803
American Railcar Industries, Inc.* (c)	3,556	104,475
Ampco-Pittsburgh Corp. (c)	256	4,521
Astec Industries, Inc.* (c)	1,700	48,960
Barnes Group, Inc.	9,800	224,224
Briggs & Stratton Corp.	7,192	142,042
Cascade Corp.(c)	1,257	81,692
Chart Industries, Inc.*	461	32,634
CIRCOR International, Inc.	1,831	63,151
Columbus McKinnon Corp.*	1,996	29,880
Douglas Dynamics, Inc.	3,542	53,803
Dynamic Materials Corp. (c)	3,442	46,192
Eastern Co. (The)	399	6,384
Energy Recovery, Inc.* (c)	2,906	8,631
EnPro Industries, Inc.*	3,189	116,590
ESCO Technologies, Inc.	2,739	102,548
Federal Signal Corp.*	15,450	89,147
Flow International Corp.*	4,235	14,060
FreightCar America, Inc.	1,920	36,960
Gencor Industries, Inc.*	499	3,588
Graham Corp.	112	2,013
Greenbrier Cos., Inc. (The)*	4,515	78,606
Hardinge, Inc.	2,100	21,798
Harsco Corp.	5,699	113,923
Hurco Cos., Inc.*	943	21,670
Hyster-Yale Materials Handling, Inc., Class B* (a)	901	37,013
Hyster-Yale Materials Handling, Inc.*	901	37,013
Kadant, Inc.*	600	14,574
Kaydon Corp.	3,652	81,659
Key Technology, Inc.*	300	2,616
LB Foster Co., Class A	1,175	38,787
Lydall, Inc.*	1,200	15,492
Met-Pro Corp.	2,782	25,261
MFRI, Inc.*	700	3,850
Miller Industries, Inc.	2,623	40,263
Mueller Industries, Inc.	4,000	175,200
Mueller Water Products, Inc., Class A (c)	14,333	74,675
NN, Inc.*	4,726	39,131
Oshkosh Corp.*	2,700	80,946
Tecumseh Products Co., Class A*	2,427	12,208
Terex Corp.*	13,044	294,142
Titan International, Inc. (c)	370	7,763

2012 Annual Report	75

Statement of Investments (Continued)

October 31, 2012

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Trinity Industries, Inc.	15,928	$498,228
Watts Water Technologies, Inc., Class A	3,888	156,414

		3,528,386

Marine 0.2%
Baltic Trading Ltd.	904	3,083
Eagle Bulk Shipping, Inc.* (c)	1,450	4,292
Excel Maritime Carriers Ltd.*	8,424	3,521
Genco Shipping & Trading Ltd.*	9,151	27,819
International Shipholding Corp.	300	5,016
Matson, Inc.	6,764	143,735

		187,466

Media 3.2%
AH Belo Corp., Class A	2,587	12,935
Ballantyne Strong, Inc.*	1,504	6,061
Belo Corp., Class A	15,800	118,184
Central European Media Enterprises Ltd., Class A* (c)	6,938	37,188
Cinemark Holdings, Inc.	1,500	37,035
Clear Channel Outdoor Holdings, Inc., Class A*	554	3,690
CTC Media, Inc.	7,516	63,059
Cumulus Media, Inc., Class A* (c)	6,396	15,734
Dex One Corp.* (c)	21,232	21,232
Dial Global, Inc.* (c)	1,609	3,926
Digital Generation, Inc.* (c)	4,330	40,269
DreamWorks Animation SKG, Inc., Class A* (c)	8,906	181,415
E.W. Scripps Co. (The), Class A*	8,973	95,204
Entercom Communications Corp., Class A*	7,800	50,778
Fisher Communications, Inc.	400	10,096
Gannett Co., Inc.	41,900	708,110
Gray Television, Inc.*	9,200	19,596
Harte-Hanks, Inc.	5,418	30,178
Journal Communications, Inc., Class A*	11,661	65,418
Lee Enterprises, Inc.* (c)	3,800	5,624
Liberty Media Corp.-Liberty Capital, Series A*	2,349	262,313
Live Nation Entertainment, Inc.*	23,114	211,493
Madison Square Garden Co. (The), Class A*	5,753	236,793
Martha Stewart Living Omnimedia, Class A(c)	1,415	4,089
McClatchy Co. (The), Class A* (c)	10,314	29,395
Media General, Inc., Class A* (c)	4,890	20,538
Meredith Corp. (c)	5,055	169,191
New Frontier Media, Inc.*	1,900	3,838
New York Times Co. (The), Class A* (c)	9,126	74,651
Orchard Enterprises, Inc. (The), ADR-US* (a)(b)	200	0
Outdoor Channel Holdings, Inc.	3,654	26,528
Radio One, Inc., Class D* (c)	7,300	6,205
Saga Communications, Inc., Class A* (c)	400	16,968

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Salem Communications Corp., Class A	2,600	$15,496
Scholastic Corp.	200	6,598
Valassis Communications, Inc.*	6,153	160,101
Washington Post Co. (The), Class B (c)	900	300,159

		3,070,088

Metals & Mining 3.3%
AM Castle & Co.* (c)	5,000	60,750
Century Aluminum Co.*	12,554	89,761
Coeur d’Alene Mines Corp.*	21,453	663,112
Commercial Metals Co.	13,481	185,498
Friedman Industries, Inc.	1,708	18,327
Golden Minerals Co.* (c)	2,700	11,799
Haynes International, Inc.	400	20,272
Hecla Mining Co. (c)	31,841	209,514
Horsehead Holding Corp.*	10,976	99,333
Kaiser Aluminum Corp.	3,058	185,253
Materion Corp.	3,882	81,328
McEwen Mining, Inc.* (c)	13,966	67,875
Metals USA Holdings Corp.*	3,667	53,465
Noranda Aluminum Holding Corp.	8,038	49,273
Olympic Steel, Inc.	2,883	51,894
Reliance Steel & Aluminum Co.	5,235	284,470
RTI International Metals, Inc.*	5,400	123,066
Schnitzer Steel Industries, Inc., Class A	3,518	100,298
Steel Dynamics, Inc.	31,400	397,210
Stillwater Mining Co.*	8,213	85,497
SunCoke Energy, Inc.*	4,252	68,330
Synalloy Corp.	400	5,508
United States Steel Corp. (c)	794	16,190
Universal Stainless & Alloy*	1,562	53,733
Worthington Industries, Inc.	8,522	184,246

		3,166,002

Multiline Retail 1.5%
Dillard’s, Inc., Class A	9,100	700,700
Fred’s, Inc., Class A	7,747	104,972
Saks, Inc.* (c)	26,423	271,628
Sears Canada, Inc.*	2,398	26,067
Sears Holdings Corp.* (c)	5,600	350,952

		1,454,319

Oil, Gas & Consumable Fuels 4.4%
Alon USA Energy, Inc.	7,307	95,941
Approach Resources, Inc.* (c)	3,447	84,900
Arch Coal, Inc. (c)	6,892	54,860
Berry Petroleum Co., Class A	1,200	46,212
Bill Barrett Corp.*	5,991	137,254
BPZ Resources, Inc.* (c)	24,002	69,126
Callon Petroleum Co.*	5,830	33,348
Clayton Williams Energy, Inc.* (c)	1,305	55,267
Cloud Peak Energy, Inc.*	7,670	161,837
Comstock Resources, Inc.* (c)	6,550	112,136

76	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Contango Oil & Gas Co.*	1,587	$78,017
Crimson Exploration, Inc.*	5,318	19,251
Crosstex Energy, Inc.	4,337	59,330
CVR Energy, Inc.* (a)	15,772	0
Delek US Holdings, Inc.	7,330	188,747
DHT Holdings, Inc.	733	3,093
Double Eagle Petroleum Co.*	3,400	17,034
EPL Oil & Gas, Inc.*	6,261	135,488
EXCO Resources, Inc. (c)	14,739	119,386
Forest Oil Corp.*	9,013	68,318
Gastar Exploration Ltd.* (c)	574	643
Green Plains Renewable Energy, Inc.* (c)	7,109	54,953
Halcon Resources Corp.*	7,604	49,198
Harvest Natural Resources, Inc.* (c)	9,048	78,989
HKN, Inc.* (a)	1,848	3,641
James River Coal Co.* (c)	8,394	42,054
Lucas Energy, Inc.* (c)	3,707	6,302
Magnum Hunter Resources Corp.* (c)	12,361	47,219
Nordic American Tankers Ltd.	457	3,839
Overseas Shipholding Group, Inc. (c)	3,400	3,808
PDC Energy, Inc.* (c)	3,461	104,764
Penn Virginia Corp.	11,773	53,214
PetroQuest Energy, Inc.*	8,585	52,368
Plains Exploration & Production Co.*	1,548	55,202
Quicksilver Resources, Inc.* (c)	20,930	80,999
Rex Energy Corp.* (c)	6,400	84,736
SemGroup Corp., Class A*	537	20,750
Ship Finance International Ltd. (c)	8,642	132,914
Stone Energy Corp.*	5,898	139,134
Swift Energy Co.*	7,500	125,325
Teekay Corp.	8,140	249,165
Tesoro Corp.	22,600	852,246
Triangle Petroleum Corp.* (c)	9,421	60,200
USEC, Inc.* (c)	11,824	7,987
Verenium Corp.* (c)	236	581
Warren Resources, Inc.*	12,071	34,402
Western Refining, Inc. (c)	16,300	405,381

		4,289,559

Paper & Forest Products 1.7%
Buckeye Technologies, Inc.	6,900	180,780
Clearwater Paper Corp.*	2,700	106,758
Domtar Corp.	8,334	664,636
KapStone Paper and Packaging Corp.*	3,477	76,390
Louisiana-Pacific Corp.*	21,835	344,775
MeadWestvaco Corp.	644	19,120
Mercer International, Inc.*	9,400	65,706
Neenah Paper, Inc.	2,214	57,343
P.H. Glatfelter Co. (c)	3,742	66,645
Resolute Forest Products* (c)	4,885	59,597
Wausau Paper Corp.	748	6,186

		1,647,936

Common Stocks (continued)

	Shares	Market Value

Personal Products 0.3%
CCA Industries, Inc.	500	$2,175
Elizabeth Arden, Inc.*	1,500	70,770
Inter Parfums, Inc.	1,134	20,707
Mannatech, Inc.*	180	875
Nutraceutical International Corp.*	1,568	24,868
Physicians Formula Holdings, Inc.*	1,500	7,335
Prestige Brands Holdings, Inc.*	8,368	145,520

		272,250

Pharmaceuticals 0.5%
Cumberland Pharmaceuticals, Inc.* (c)	3,851	22,605
Hi-Tech Pharmacal Co., Inc.*	600	18,810
Lannett Co., Inc.*	2,684	11,837
Medicis Pharmaceutical Corp., Class A	389	16,887
Pozen, Inc.*	2,379	14,250
SciClone Pharmaceuticals, Inc.*	9,673	53,298
Transcept Pharmaceuticals, Inc.*	1,237	6,296
ViroPharma, Inc.*	10,278	259,520
XenoPort, Inc.*	5,500	45,265

		448,768

Professional Services 1.0%
Barrett Business Services, Inc.	1,500	44,745
CBIZ, Inc.*	6,918	38,187
CDI Corp.	3,055	52,515
CRA International, Inc.*	1,679	28,107
Dolan Co. (The)*	2,303	10,663
Franklin Covey Co.*	2,187	26,288
FTI Consulting, Inc.*	2,001	51,946
GP Strategies Corp.*	4,123	79,368
Heidrick & Struggles International, Inc.	2,358	27,919
Hill International, Inc.*	5,280	17,899
Hudson Global, Inc.*	4,050	16,362
Huron Consulting Group, Inc.*	1,172	33,812
ICF International, Inc.*	2,713	49,784
Kelly Services, Inc., Class A	5,835	77,547
Korn/Ferry International*	5,199	69,615
Manpower, Inc.	964	36,574
National Technical Systems, Inc.*	400	3,212
Navigant Consulting, Inc.*	5,516	57,311
On Assignment, Inc.*	6,903	131,709
RCM Technologies, Inc.*	400	2,232
Resources Connection, Inc.	2,959	36,514
Volt Information Sciences, Inc.* (c)	1,900	13,300
VSE Corp.	699	16,531

		922,140

Real Estate Management & Development 0.7%
Alexander & Baldwin, Inc.*	7,464	215,934
AV Homes, Inc.*	2,103	30,914
Consolidated-Tomoka Land Co. (c)	504	16,541
Forestar Group, Inc.*	5,699	91,241
Howard Hughes Corp. (The)*	2,364	165,480

2012 Annual Report	77

Statement of Investments (Continued)

October 31, 2012

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development (continued)
St. Joe Co. (The)* (c)	3,767	$74,587
Thomas Properties Group, Inc.	9,577	51,141
ZipRealty, Inc.*	1,900	5,016

		650,854

Road & Rail 1.2%
Amerco, Inc.	800	92,432
Arkansas Best Corp. (c)	4,148	33,391
Avis Budget Group, Inc.*	18,883	312,136
Celadon Group, Inc.	3,854	65,903
Con-way, Inc.	6,600	192,126
Covenant Transportation Group, Inc., Class A*	273	1,267
Frozen Food Express Industries*	800	1,408
Marten Transport Ltd.	3,185	58,923
PAM Transportation Services, Inc.	1,172	11,661
Patriot Transportation Holding, Inc.*	67	1,876
Roadrunner Transportation Systems, Inc.*	1,084	18,894
Ryder System, Inc.	6,066	273,698
Saia, Inc.*	2,319	52,409
Universal Truckload Services, Inc.	1,147	18,169
USA Truck, Inc.*	1,450	4,133
Werner Enterprises, Inc.	553	12,807

		1,151,233

Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc.*	7,773	91,799
Alpha & Omega Semiconductor Ltd.*	1,600	13,632
Amkor Technology, Inc.* (c)	7,481	32,318
Amtech Systems, Inc.* (c)	3,315	10,674
ANADIGICS, Inc.* (c)	6,380	9,315
Applied Micro Circuits Corp.*	4,822	27,968
ATMI, Inc.*	2,289	45,208
Axcelis Technologies, Inc.*	12,700	11,640
AXT, Inc.*	4,715	15,135
Brooks Automation, Inc.	6,998	50,526
BTU International, Inc.*	900	1,755
Cabot Microelectronics Corp.	1,095	32,631
Cascade Microtech, Inc.*	1,518	7,969
Cohu, Inc.	3,875	34,100
Cree, Inc.* (c)	8,679	263,234
CyberOptics Corp.*	400	3,000
Cymer, Inc.*	858	68,374
Diodes, Inc.*	3,490	52,908
DSP Group, Inc.*	3,913	21,521
Entropic Communications, Inc.*	6,827	32,838
Exar Corp.*	6,231	53,275
Fairchild Semiconductor International, Inc.*	14,656	172,355
First Solar, Inc.* (c)	464	11,280
FormFactor, Inc.*	12,293	56,056
GigOptix, Inc.*	427	734
GSI Technology, Inc.*	2,500	13,975
Ikanos Communications, Inc.*	4,200	5,838

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Integrated Device Technology, Inc.*	19,723	$107,293
Integrated Silicon Solution, Inc.*	5,695	48,692
International Rectifier Corp.*	8,348	129,311
Intersil Corp., Class A	20,183	142,290
IXYS Corp.*	3,484	33,168
Kopin Corp.*	12,921	48,583
Kulicke & Soffa Industries, Inc.*	10,291	105,586
Lattice Semiconductor Corp.*	6,048	23,466
LTX-Credence Corp.*	3,197	17,807
Mattson Technology, Inc.*	2,700	2,423
MaxLinear, Inc., Class A*	2,800	15,904
MEMC Electronic Materials, Inc.*	31,047	78,238
MEMSIC, Inc.*	300	525
MKS Instruments, Inc.	6,269	148,136
Monolithic Power Systems, Inc.*	2,400	46,632
Nanometrics, Inc.*	2,920	40,179
OmniVision Technologies, Inc.* (c)	8,743	125,025
PDF Solutions, Inc.*	512	6,779
Pericom Semiconductor Corp.*	3,831	29,614
Photronics, Inc.*	9,399	45,961
PLX Technology, Inc.*	4,434	19,199
PMC-Sierra, Inc.*	14,492	67,823
Rambus, Inc.* (c)	5,600	27,104
Rubicon Technology, Inc.* (c)	5,791	50,324
Rudolph Technologies, Inc.*	7,203	68,501
Sigma Designs, Inc.*	7,261	43,130
Silicon Image, Inc.*	6,840	30,096
Spansion, Inc., Class A*	4,097	45,436
STR Holdings, Inc.* (c)	4,000	8,600
SunPower Corp.* (c)	11,165	48,121
Supertex, Inc.*	752	14,371
Tessera Technologies, Inc.	6,907	97,872
TriQuint Semiconductor, Inc.* (c)	22,600	106,220
Ultra Clean Holdings, Inc.*	1,100	5,093
Ultratech, Inc.*	891	27,541
Veeco Instruments, Inc.* (c)	5,633	172,933

		3,168,034

Software 0.7%
Accelrys, Inc.*	5,286	47,310
AsiaInfo-Linkage, Inc.* (c)	4,900	49,000
BSQUARE Corp.*	500	1,475
EPIQ Systems, Inc.	6,249	76,300
ePlus, Inc.*	892	31,907
Gerber Scientific, Inc.* (a)(b)(c)	4,000	0
GSE Systems, Inc.*	2,512	4,496
JDA Software Group, Inc.*	5,293	201,875
Pervasive Software, Inc.*	500	4,290
Progress Software Corp.*	4,660	91,895
Rosetta Stone, Inc.* (c)	1,877	21,980
Seachange International, Inc.*	5,351	48,427
Smith Micro Software, Inc.*	5,832	7,290
SS&C Technologies Holdings, Inc.*	3,019	72,547

78	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Software (continued)
TeleCommunication Systems, Inc., Class A*	9,644	$20,445
TeleNav, Inc.*	1,900	13,376
THQ, Inc.* (c)	750	2,122

		694,735

Specialty Retail 4.7%
Aaron’s, Inc.	1,726	53,213
America’s Car-Mart, Inc.*	1,788	74,846
Asbury Automotive Group, Inc.*	4,507	142,962
Barnes & Noble, Inc.* (c)	8,868	149,337
bebe stores, inc.	13,800	55,890
Big 5 Sporting Goods Corp. (c)	1,914	17,092
Books-A-Million, Inc.* (c)	1,900	5,605
Brown Shoe Co., Inc.	8,563	135,124
Build-A-Bear Workshop, Inc.* (c)	4,000	14,360
Cabela’s, Inc.*	12,400	555,644
Cache, Inc.*	1,656	4,554
Casual Male Retail Group, Inc.*	4,300	16,598
Cato Corp. (The), Class A	444	12,601
Christopher & Banks Corp.*	6,160	19,219
Citi Trends, Inc.*	1,041	12,784
Conn’s, Inc.* (c)	6,625	167,811
Finish Line, Inc. (The), Class A	2,700	56,174
Foot Locker, Inc.	8,700	291,450
GameStop Corp., Class A (c)	28,422	648,874
Genesco, Inc.*	1,600	91,680
Group 1 Automotive, Inc. (c)	2,600	161,226
Haverty Furniture Cos., Inc.	3,974	59,650
hhgregg, Inc.* (c)	6,217	37,551
Hot Topic, Inc. (c)	9,435	81,141
Lithia Motors, Inc., Class A	4,124	141,041
MarineMax, Inc.*	4,400	36,212
Men’s Wearhouse, Inc. (The)	5,805	190,346
New York & Co., Inc.*	3,308	11,148
Office Depot, Inc.*	43,701	108,378
OfficeMax, Inc.	15,580	114,513
Pacific Sunwear of California, Inc.* (c)	7,300	12,410
Penske Automotive Group, Inc.	10,729	328,307
Pep Boys-Manny, Moe & Jack (The) (c)	8,800	87,912
Perfumania Holdings, Inc.*	220	1,252
RadioShack Corp. (c)	13,079	29,297
Rent-A-Center, Inc.	4,000	133,320
Shoe Carnival, Inc.	4,638	108,436
Sonic Automotive, Inc., Class A (c)	2,981	57,831
Stage Stores, Inc.	2,400	58,800
Stein Mart, Inc.*	8,627	67,808
Systemax, Inc.*	2,270	24,834
Tandy Leather Factory, Inc.	200	1,060
Trans World Entertainment Corp.*	2,150	7,310
West Marine, Inc.*	3,569	36,903
Wet Seal, Inc. (The), Class A*	20,511	58,661
Zale Corp.*	13,921	99,953

		4,581,118

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 1.3%
Charles & Colvard Ltd.*	1,807	$7,210
Columbia Sportswear Co. (c)	4,244	239,361
Culp, Inc.	928	11,730
Delta Apparel, Inc.*	158	2,392
G-III Apparel Group Ltd.*	3,729	137,824
Heelys, Inc.*	2,200	4,994
Iconix Brand Group, Inc.*	10,755	199,075
Jones Group, Inc. (The) (c)	11,522	136,075
K-Swiss, Inc., Class A* (c)	4,428	10,096
Lakeland Industries, Inc.*	200	1,220
Maidenform Brands, Inc.*	2,300	43,033
Movado Group, Inc.	4,906	155,471
Perry Ellis International, Inc.*	2,462	50,816
Quiksilver, Inc.*	25,943	83,017
RG Barry Corp.	1,108	16,886
Rocky Brands, Inc.*	891	10,701
Skechers U.S.A., Inc., Class A*	6,957	115,486
Superior Uniform Group, Inc.	300	3,519
Tandy Brands Accessories, Inc.*	500	755
Unifi, Inc.*	2,160	30,305

		1,259,966

Thrifts & Mortgage Finance 2.5%
Astoria Financial Corp. (c)	13,915	139,567
Atlantic Coast Financial Corp.*	235	449
Bank Mutual Corp.	3,308	14,919
BankFinancial Corp.	2,879	23,118
BBX Capital Corp., Class A* (c)	1,778	11,628
Beneficial Mutual Bancorp, Inc.*	6,207	58,842
Berkshire Hills Bancorp, Inc.	2,968	69,689
BofI Holding, Inc.*	1,200	33,744
Brookline Bancorp, Inc.	5,184	43,960
Cape Bancorp, Inc.*	600	5,316
Capitol Federal Financial, Inc.	622	7,408
Dime Community Bancshares, Inc.	3,153	45,718
Doral Financial Corp.*	6,100	5,794
ESB Financial Corp.	698	9,416
ESSA Bancorp, Inc.	1,800	18,144
Federal Agricultural Mortgage Corp., Class C	1,400	39,438
First Defiance Financial Corp.	810	14,337
First Financial Holdings, Inc.	1,732	24,421
First Financial Northwest, Inc.* (c)	2,600	20,540
First PacTrust Bancorp, Inc.	875	10,290
First Place Financial Corp.* (c)	367	25
Flagstar Bancorp, Inc.* (c)	1,945	26,841
Flushing Financial Corp.	3,341	51,953
Fox Chase Bancorp, Inc.	641	9,974
Franklin Financial Corp.*	486	8,374
Hingham Institution for Savings	16	1,087
Home Bancorp, Inc.*	983	18,589
Home Federal Bancorp, Inc.	2,100	23,982
HopFed Bancorp, Inc.	12	94
Hudson City Bancorp, Inc.	14,205	120,529

2012 Annual Report	79

Statement of Investments (Continued)

October 31, 2012

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Kaiser Federal Financial Group, Inc.	412	$6,357
Louisiana Bancorp, Inc.*	600	9,654
Meridian Interstate Bancorp, Inc.*	203	3,429
MGIC Investment Corp.* (c)	14,687	25,262
Northeast Community Bancorp, Inc.	300	1,605
Northfield Bancorp, Inc.	203	3,297
Northwest Bancshares, Inc.	7,508	89,345
OceanFirst Financial Corp.	2,296	32,006
Ocwen Financial Corp.*	10,600	408,842
Oritani Financial Corp.	888	13,569
People’s United Financial, Inc.	29,678	357,026
Provident Financial Holdings, Inc.	1,200	17,724
Provident Financial Services, Inc.	7,000	105,000
Provident New York Bancorp	1,147	10,472
Pulaski Financial Corp.	573	4,905
Radian Group, Inc. (c)	9,800	45,962
Riverview Bancorp, Inc.*	670	1,106
Rockville Financial, Inc.	1,864	24,773
SI Financial Group, Inc.	1,087	11,957
Teche Holding Co.	71	2,846
Territorial Bancorp, Inc.	630	14,238
Tree.com, Inc.*	1,200	17,340
TrustCo Bank Corp. NY	2,498	13,939
United Community Financial Corp.*	763	2,907
United Financial Bancorp, Inc.	1,908	29,326
ViewPoint Financial Group, Inc.	3,427	71,282
Walker & Dunlop, Inc.*	279	4,634
Washington Federal, Inc.	9,410	157,900
Waterstone Financial, Inc.* (c)	1,700	9,180
Westfield Financial, Inc.	3,358	24,480
WSFS Financial Corp.	183	7,751

		2,386,300

Tobacco 0.2%
Alliance One International, Inc.* (c)	19,062	57,948
Universal Corp.	3,217	159,435

		217,383

Trading Companies & Distributors 1.5%
Aceto Corp. (c)	4,030	40,381
Aircastle Ltd.	3,600	40,068
Applied Industrial Technologies, Inc.	1,365	55,405
Beacon Roofing Supply, Inc.* (c)	5,715	184,823
CAI International, Inc.* (c)	2,031	45,007
GATX Corp.	10,900	451,914
H&E Equipment Services, Inc.	6,083	92,583
Kaman Corp.	851	31,657
Lawson Products, Inc.	825	5,866
Rush Enterprises, Inc., Class A*	2,745	52,155
SeaCube Container Leasing Ltd.	1,078	19,965

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
TAL International Group, Inc. (c)	6,000	$204,840
Titan Machinery, Inc.* (c)	3,579	84,643
WESCO International, Inc.*	1,700	110,296
Willis Lease Finance Corp.*	606	8,617

		1,428,220

Water Utilities 0.0%†
Consolidated Water Co., Ltd.	1,267	9,946
SJW Corp.	1,029	24,943

		34,889

Wireless Telecommunication Services 0.6%
Leap Wireless International, Inc.* (c)	11,649	62,206
MetroPCS Communications, Inc.*	16,950	173,059
NII Holdings, Inc.* (c)	8,451	67,354
NTELOS Holdings Corp.	767	11,697
Shenandoah Telecommunications Co.	1,229	19,320
Telephone & Data Systems, Inc.	7,036	174,985
United States Cellular Corp.*	2,008	74,276
USA Mobility, Inc.	2,814	31,095

		613,992

Total Common Stocks (cost $90,641,515)		96,232,829

Preferred Stock 0.0%

MARSHALL ISLANDS 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
DHT Holdings, Inc.* (a)	19	$1,336

Total Preferred Stock (cost $2,660)		1,336

Warrants 0.0%†

	Number of Warrants	Market Value

Health Care Equipment & Supplies 0.0%†
PhotoMedex, Inc.* (a)(b)(c)	60	0

Independent Power Producers & Energy Traders 0.0%†
Dynegy, Inc., expiring at an exercise price of $1.00 on 10/2/2017*	1,225	1,985

Total Warrants (cost $–)		1,985

80	Annual Report 2012

Mutual Fund 0.5%

	Shares	Market Value

Money Market Fund 0.5%
Fidelity Institutional Money Market Fund - Institutional Class, 0.20% (d)	480,588	$480,588

Total Mutual Fund (cost $480,588)		480,588

Repurchase Agreements 12.9%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.26%, dated 10/31/12, due 11/01/12, repurchase price $6,893,784, collateralized by U.S. Government Agency Mortgage Securities ranging from 1.63% - 13.00%, maturing 01/15/13 - 10/20/42; total market value $7,031,609. (e)	$6,893,735	6,893,735
Credit Suisse (USA) LLC, 0.28%, dated 10/31/12, due 11/01/12, repurchase price $5,588,078, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 11/01/12 - 12/27/12; total market value $5,699,843. (e)	5,588,035	5,588,035

Total Repurchase Agreements (cost $12,481,770)		12,481,770

Total Investments (cost $103,606,533) (f) — 112.8%		109,198,508

Liabilities in excess of other assets — (12.8%)		(12,410,128)

NET ASSETS — 100.0%		$96,788,380

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Illiquid security.

(c)	The security or a portion of this security is on loan at October 31, 2012. The total value of securities on loan at October 31, 2012 was $12,171,271.

(d)	Represents 7-day effective yield as of October 31, 2012.
(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2012 was $12,481,770.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	81

Statement of Assets and Liabilities

October 31, 2012

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value* (cost $91,124,763)	$96,716,738
Repurchase agreements, at value and cost	12,481,770

Total Investments	109,198,508

Cash	8,749
Dividends receivable	28,770
Security lending income receivable	11,489
Receivable for investments sold	2,209
Receivable for capital shares issued	136,979
Prepaid expenses	21,925

Total Assets	109,408,629

Liabilities:
Payable for capital shares redeemed	20,738
Payable upon return of securities loaned (Note 2)	12,481,770
Accrued expenses and other payables:
Investment advisory fees	66,024
Fund administration fees	16,188
Distribution fees	1,122
Administrative servicing fees	16,248
Accounting and transfer agent fees	3,359
Trustee fees	285
Custodian fees	611
Compliance program costs (Note 3)	93
Professional fees	10,140
Printing fees	2,905
Other	766

Total Liabilities	12,620,249

Net Assets	$96,788,380

Represented by:
Capital	$89,015,042
Accumulated undistributed net investment income	180,814
Accumulated net realized gains from investment transactions	2,000,549
Net unrealized appreciation/(depreciation) from investments	5,591,975

Net Assets	$96,788,380

Net Assets:
Class A Shares	$1,737,594
Class C Shares	869,607
Institutional Service Class Shares	94,130,117
Institutional Class Shares	51,062

Total	$96,788,380

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	157,628
Class C Shares	80,861
Institutional Service Class Shares	8,510,846
Institutional Class Shares	4,579

Total	8,753,914

*	Includes value of securities on loan of $12,171,271 (Note 2).

82	Annual Report 2012

Nationwide U.S. Small Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.02
Class C Shares (a)	$10.75
Institutional Service Class Shares	$11.06
Institutional Class Shares	$11.15
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.69

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	83

Statement of Operations

For the Year Ended October 31, 2012

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$1,225,893
Income from securities lending (Note 2)	172,155
Other income	1,521

Total Income	1,399,569

EXPENSES:
Investment advisory fees	842,162
Fund administration fees	105,679
Distribution fees Class A	4,610
Distribution fees Class C	8,456
Administrative servicing fees Class A	770
Administrative servicing fees Institutional Service Class	214,813
Registration and filing fees	46,762
Professional fees	25,313
Printing fees	11,853
Trustee fees	3,417
Custodian fees	3,732
Accounting and transfer agent fees	14,565
Compliance program costs (Note 3)	380
Other	8,468

Total expenses before earnings credit and expenses reimbursed	1,290,980

Earnings credit (Note 5)	(95)
Expenses reimbursed by adviser (Note 3)	(95,038)

Net Expenses	1,195,847

NET INVESTMENT INCOME	203,722

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,917,260
Net change in unrealized appreciation/(depreciation) from investments	9,926,376

Net realized/unrealized gains from investments	11,843,636

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,047,358

The accompanying notes are an integral part of these financial statements.

84	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income/(loss)	$203,722	$(9,670)
Net realized gains from investment transactions	1,917,260	2,092,597
Net change in unrealized appreciation/(depreciation) from investments	9,926,376	(3,568,810)

Change in net assets resulting from operations	12,047,358	(1,485,883)

Distributions to Shareholders From:
Net realized gains:
Class A	(47,450)	–
Class C	(19,330)	–
Institutional Service Class	(1,595,730)	–
Institutional Class	(1,227)	–

Change in net assets from shareholder distributions	(1,663,737)	–

Change in net assets from capital transactions	26,118,603	24,132,698

Change in net assets	36,502,224	22,646,815

Net Assets:
Beginning of year	60,286,156	37,639,341

End of year	$96,788,380	$60,286,156

Accumulated undistributed net investment income/(loss) at end of year	$180,814	$(4,897)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$530,511	$2,229,068
Dividends reinvested	45,319	–
Cost of shares redeemed	(825,766)	(327,014)

Total Class A Shares	(249,936)	1,902,054

Class C Shares
Proceeds from shares issued	271,657	967,597
Dividends reinvested	18,835	–
Cost of shares redeemed	(346,292)	(36,912)

Total Class C Shares	(55,800)	930,685

Institutional Service Class Shares
Proceeds from shares issued	35,326,628	35,771,963
Dividends reinvested	1,595,730	–
Cost of shares redeemed	(10,499,302)	(14,473,233)

Total Institutional Service Class Shares	26,423,056	21,298,730

Institutional Class Shares
Proceeds from shares issued	56	22,673
Dividends reinvested	1,227	–
Cost of shares redeemed	–	(21,444)

Total Institutional Class Shares	1,283	1,229

Change in net assets from capital transactions	$26,118,603	$24,132,698

2012 Annual Report	85

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	51,284	202,815
Reinvested	4,910	–
Redeemed	(76,923)	(35,263)

Total Class A Shares	(20,729)	167,552

Class C Shares
Issued	26,256	86,336
Reinvested	2,079	–
Redeemed	(34,937)	(4,149)

Total Class C Shares	(6,602)	82,187

Institutional Service Class Shares
Issued	3,516,804	3,207,670
Reinvested	172,324	–
Redeemed	(966,512)	(1,349,313)

Total Institutional Service Class Shares	2,722,616	1,858,357

Institutional Class Shares
Issued	5	2,021
Reinvested	132	–
Redeemed	–	(2,021)

Total Institutional Class Shares	137	–

Total change in shares	2,695,422	2,108,096

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

86	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2012 (f)	$9.93	0.02	1.35	1.37	–	(0.28)	–	(0.28)	–	$11.02	14.30%		$1,737,594	1.38%	0.20%		1.49%	11.76%
Year Ended October 31, 2011 (f)	$9.50	(0.02)	0.45	0.43	–	–	–	–	–	$9.93	4.53%		$1,770,283	1.38%	(0.21%	)	1.59%	17.88%
Year Ended October 31, 2010 (f)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	–	$9.50	24.59%		$102,698	1.36%	(0.18%	)	1.75%	20.25%
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	–	(0.12)	–	$7.64	8.99%		$71,532	1.34%	(0.11%	)	1.65%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	–	(0.01)	–	$7.15	(28.40%	)	$8,172	1.47%	0.09%		1.86%	16.44%

Class C Shares
Year Ended October 31, 2012 (f)	$9.76	(0.05)	1.32	1.27	–	(0.28)	–	(0.28)	–	$10.75	13.50%		$869,607	2.09%	(0.51%	)	2.20%	11.76%
Year Ended October 31, 2011 (f)	$9.41	(0.09)	0.44	0.35	–	–	–	–	–	$9.76	3.72%		$853,527	2.09%	(0.90%	)	2.29%	17.88%
Year Ended October 31, 2010 (f)	$7.60	(0.09)	1.90	1.81	–	–	–	–	–	$9.41	23.82%		$49,644	2.09%	(1.01%	)	2.42%	20.25%
Year Ended October 31, 2009 (f)	$7.12	(0.02)	0.59	0.57	–	(0.10)	–	(0.10)	0.01	$7.60	8.48%		$7,720	2.09%	(0.37%	)	2.48%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	–	–	$7.12	(28.79%	)	$16,104	2.08%	(0.48%	)	2.35%	16.44%

Institutional Service Class Shares
Year Ended October 31, 2012 (f)	$9.95	0.03	1.36	1.39	–	(0.28)	–	(0.28)	–	$11.06	14.47%		$94,130,117	1.34%	0.24%		1.45%	11.76%
Year Ended October 31, 2011 (f)	$9.53	–	0.42	0.42	–	–	–	–	–	$9.95	4.41%		$57,617,887	1.33%	(0.01%	)	1.57%	17.88%
Year Ended October 31, 2010 (f)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	–	$9.53	24.70%		$37,444,546	1.34%	(0.20%	)	1.67%	20.25%
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	–	(0.14)	–	$7.65	9.27%		$25,941,166	1.34%	0.20%		1.75%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	–	(0.02)	–	$7.16	(28.27%	)	$24,163,614	1.23%	0.31%		1.32%	16.44%

Institutional Class Shares
Year Ended October 31, 2012 (f)	$10.01	0.05	1.37	1.42	–	(0.28)	–	(0.28)	–	$11.15	14.69%		$51,062	1.09%	0.49%		1.20%	11.76%
Year Ended October 31, 2011 (f)	$9.56	0.02	0.43	0.45	–	–	–	–	–	$10.01	4.71%		$44,459	1.09%	0.23%		1.33%	17.88%
Year Ended October 31, 2010 (f)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	–	$9.56	25.05%		$42,453	1.09%	0.07%		1.42%	20.25%
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	–	(0.15)	–	$7.67	9.58%		$33,944	1.09%	0.48%		1.46%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	–	(0.02)	–	$7.17	(28.14%	)	$30,983	1.07%	0.48%		1.64%	16.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	87

Nationwide Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Bond Fund (Institutional Service Class) returned 7.97% versus 5.25% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds A Rated (consisting of 101 funds as of October 31, 2012) was 7.66% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in investment-grade corporate bonds were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period. Strong market activity and slowly improving bond characteristics drove price appreciation (spread compression) across the investment-grade corporate credit sectors during the reporting period. (Spread compression happens as a result of the price of a bond going up and, as per the inverse relationship between price and yield, the yield goes down.) New debt issuance was met with very strong demand throughout the reporting period, and the Federal Reserve’s continued low-interest-rate environment kept the economic recovery slowly advancing.

The Fund’s holdings in non-investment-grade credit also contributed to Fund returns on a relative basis due to strong supply/demand activity and gradually improving characteristics across the sector. In addition, the Fund’s holdings in commercial mortgage-backed securities (CMBS) benefited from improving commercial property fundamentals in selected markets and property types, as well as an improving supply/demand balance. Expectations are for continued slow economic recovery, improved market support and liquidity for this asset class.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s underweight positions in Agency mortgage-backed securities (MBS) and government bonds (Treasuries and Agencies) relative to the Fund’s benchmark detracted from the Fund’s relative performance during the reporting period. A cash holding during the reporting period, held for ongoing liquidity purposes and not part of the benchmark, reduced relative Fund performance as cash yields were low during the reporting period and continue to be low, given the Fed’s current monetary policy.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

88	Annual Report 2012

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	7.77%	6.64%	5.73%
	w/SC2	3.18%	5.72%	5.27%
Class B3	w/o SC1	7.06%	5.95%	5.05%
	w/SC4	2.06%	5.63%	5.05%
Class C5	w/o SC1	6.95%	5.93%	5.03%
	w/SC6	5.95%	5.93%	5.03%
Class R2[7,8,9]		7.46%	6.33%	5.49%
Institutional Service Class[10]	w/o SC1	7.97%	6.95%	6.03%
	w/SC11	3.08%	5.91%	5.55%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R2 shares would have been lower.

[10]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[11]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.18%	0.85%
Class B	1.88%	1.55%
Class C	1.88%	1.55%
Class R2	1.53%	1.20%
Institutional Service Class Shares	0.92%	0.59%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	89

Fund Performance (Continued)	Nationwide Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Barclays U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

90	Annual Report 2012

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Bond Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,043.20	4.52	0.88
	Hypothetical	[b]	1,000.00	1,020.71	4.47	0.88
Class B Shares	Actual		1,000.00	1,040.80	7.95	1.55
	Hypothetical	[b]	1,000.00	1,017.34	7.86	1.55
Class C Shares	Actual		1,000.00	1,039.70	7.95	1.55
	Hypothetical	[b]	1,000.00	1,017.34	7.86	1.55
Class R2 Shares	Actual		1,000.00	1,042.30	5.39	1.05
	Hypothetical	[b]	1,000.00	1,019.86	5.33	1.05
Institutional Service Class	Actual		1,000.00	1,044.70	3.08	0.60
Shares[c]	Hypothetical	[b]	1,000.00	1,022.12	3.05	0.60

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

2012 Annual Report	91

Portfolio Summary October 31, 2012	Nationwide Bond Fund

Asset Allocation †
Corporate Bonds	48.5%
U.S. Treasury Notes	15.8%
Commercial Mortgage Backed Securities	10.0%
Collateralized Mortgage Obligations	7.5%
U.S. Treasury Bonds	6.6%
U.S. Government Mortgage Backed Agencies	3.8%
Mutual Fund	2.7%
Municipal Bonds	2.5%
Asset-Backed Securities	0.8%
Yankee Dollar	0.8%
Other assets in excess of liabilities	1.0%

100.0%

Top Industries ††
Commercial Banks	6.7%
Oil, Gas & Consumable Fuels	6.0%
Diversified Financial Services	4.5%
Gas Utilities	4.2%
Insurance	2.9%
Metals & Mining	2.8%
Diversified Telecommunication Services	2.2%
Real Estate Investment Trusts (REITs)	2.1%
Media	2.1%
Chemicals	1.9%
Other Industries	64.6%

100.0%

Top Holdings ††
U.S. Treasury Notes, 0.88%, 04/30/17	11.0%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/14	3.9%
U.S. Treasury Notes, 3.13%, 01/31/17	2.8%
Fidelity Institutional Money Market Fund — Institutional Class	2.7%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 01/15/19	2.7%
Federal National Mortgage Association REMICS, 4.50%, 03/25/39	2.5%
Greenwich Capital Commercial Funding Corp., 5.44%, 03/10/39	2.4%
Federal National Mortgage Association REMICS, 5.50%, 05/25/23	2.3%
JPMorgan Chase Commercial Mortgage Securities Corp., 3.34%, 07/15/46	2.2%
U.S. Treasury Notes, 2.13%, 08/15/21	2.2%
Other Holdings	65.3%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

92	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Bond Fund

Asset-Backed Securities 0.8%

	Principal Amount	Market Value

Other 0.8%
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	$454,244	$383,842
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	356,035	353,399

Total Asset-Backed Securities (cost $810,268)		737,241

Collateralized Mortgage Obligations 7.5%
ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	129,348	131,038
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	466,026	477,488
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	845,523	646,867
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	535,781	530,911
Federal National Mortgage Association REMICS
Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,246,786
Series 2009-42, Class AP, 4.50%, 03/25/39	2,275,750	2,427,490
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	850,317	748,542
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	211,609	212,702

Total Collateralized Mortgage Obligations (cost $7,357,885)		7,421,824

Commercial Mortgage Backed Securities 10.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM 5.19%, 09/10/47 (a)	1,000,000	1,106,903
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B 5.70%, 12/10/49 (a)	1,000,000	1,126,842

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3 5.69%, 09/15/40 (a)	$1,000,000	$1,053,677
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.44%, 03/10/39	2,000,000	2,303,884
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM 5.59%, 11/10/39	1,000,000	1,115,100
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 3.34%, 07/15/46 (c)	2,000,000	2,146,304
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3 5.45%, 11/15/30 (a)	1,000,000	1,040,795

Total Commercial Mortgage Backed Securities (cost $9,365,992)		9,893,505

Corporate Bonds 48.5%
Airlines 0.5%
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	455,235	468,072

Beverages 1.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19	1,000,000	1,356,629

Capital Markets 1.5%
FMR LLC, 7.49%, 06/15/19 (c)	750,000	932,427
Morgan Stanley, 4.88%, 11/01/22	500,000	505,465

		1,437,892

Chemicals 1.8%
Cytec Industries, Inc., 8.95%, 07/01/17	700,000	867,117
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	750,000	955,822

		1,822,939

Commercial Banks 6.5%
Bank of America NA, 6.10%, 06/15/17	750,000	862,118
CoBank ACB, 7.88%, 04/16/18 (c)	850,000	1,060,912
HSBC Holdings PLC, 6.80%, 06/01/38	750,000	955,928

2012 Annual Report	93

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Huntington Bancshares, Inc., 7.00%, 12/15/20	$500,000	$605,472
ING Bank NV, 5.13%, 05/01/15 (c)	1,000,000	1,050,500
Nordea Bank AB, 4.88%, 05/13/21 (c)	1,000,000	1,058,100
Sovereign Bank, 8.75%, 05/30/18	750,000	870,770

		6,463,800

Computers & Peripherals 0.9%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	918,830

Diversified Financial Services 4.4%
General Electric Capital Corp.
5.30%, 02/11/21	500,000	581,790
4.65%, 10/17/21	750,000	848,630
Hyundai Capital Services, Inc., 3.50%, 09/13/17 (c)	1,000,000	1,056,936
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,151,730
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	743,643

		4,382,729

Diversified Telecommunication Services 2.2%
Qwest Corp., 6.88%, 09/15/33	1,000,000	1,005,000
Verizon Communications, Inc., 5.50%, 04/01/17	1,000,000	1,186,097

		2,191,097

Electric Utilities 1.2%
PSEG Power LLC, 5.32%, 09/15/16	1,000,000	1,142,159

Electronic Equipment, Instruments & Components 0.8%
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	650,000	754,963

Energy Equipment & Services 1.2%
Weatherford International Ltd., 6.75%, 09/15/40	1,000,000	1,187,713

Food & Staples Retailing 1.1%
CVS Pass-Through Trust, 6.94%, 01/10/30	891,685	1,127,446

Gas Utilities 4.1%
Energy Transfer Partners LP, 6.50%, 02/01/42	1,000,000	1,257,207
Kinder Morgan Energy Partners LP, 6.95%, 01/15/38	500,000	671,050

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (c)	$1,000,000	$990,000
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20	1,000,000	1,139,447

		4,057,704

Health Care Providers & Services 1.6%
Express Scripts Holding Co., 4.75%, 11/15/21 (c)	500,000	583,549
Hospira, Inc., 6.05%, 03/30/17	850,000	997,707

		1,581,256

Industrial Conglomerates 1.4%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,348,744

Insurance 2.9%
Liberty Mutual Group, Inc., 4.95%, 05/01/22 (c)	850,000	928,252
Oil Insurance Ltd., 3.34%, 12/10/12 (c)(d)	1,000,000	893,030
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	1,005,267

		2,826,549

Media 2.1%
Time Warner Cable, Inc., 6.75%, 07/01/18	1,000,000	1,265,932
Time Warner, Inc., 3.15%, 07/15/15	750,000	798,334

		2,064,266

Metals & Mining 2.8%
Anglo American Capital PLC, 9.38%, 04/08/19 (c)	550,000	734,074
AngloGold Ashanti Holdings PLC, 5.38%, 04/15/20	1,000,000	1,052,478
Cliffs Natural Resources, Inc., 4.80%, 10/01/20	1,000,000	987,924

		2,774,476

Multiline Retail 0.5%
Wal-Mart Stores, Inc., 5.63%, 04/15/41	400,000	540,464

Oil, Gas & Consumable Fuels 5.2%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	1,019,250
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,285,724

94	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Rowan Cos., Inc., 5.00%, 09/01/17	$1,000,000	$1,096,427
Transocean, Inc., 6.38%, 12/15/21	1,425,000	1,733,989

		5,135,390

Paper & Forest Products 0.9%
Stora Enso OYJ, 7.25%, 04/15/36 (c)	1,000,000	905,000

Real Estate Investment Trusts (REITs) 2.2%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,110,681
ProLogis LP, 6.63%, 12/01/19	850,000	1,018,880

		2,129,561

Road & Rail 0.6%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	537,361	574,169

Tobacco 0.7%
Reynolds American, Inc., 7.63%, 06/01/16	600,000	725,833

Total Corporate Bonds (cost $43,675,340)		47,917,681

Municipal Bonds 2.5%
California 0.9%
State of California, 5.70%, 11/01/21	750,000	873,045

District of Columbia 0.7%
Metropolitan Washington Airports Authority, 7.46%, 10/01/46	600,000	722,250

Illinois 0.9%
County of Cook, Series C, 6.21%, 11/15/33	725,000	831,328

Total Municipal Bonds (cost $2,268,527)		2,426,623

U.S. Government Mortgage Backed Agencies 3.8%
Federal Home Loan Mortgage Corp. Gold Pool Pool# E01443,
3.50%, 07/01/18	885,123	932,860
Federal National Mortgage Association Pool
Pool# 383661
6.62%, 06/01/16	1,660,709	1,872,175

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 386905
5.00%, 04/01/19	$859,015	$971,661

Total U.S. Government Mortgage Backed Agencies (cost $3,353,986)		3,776,696

U.S. Treasury Bonds 6.6%
U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/14	3,000,000	3,880,113
2.13%, 01/15/19	2,000,000	2,623,223

Total U.S. Treasury Bonds (cost $6,026,260)		6,503,336

U.S. Treasury Notes 15.8%
U.S. Treasury Notes
3.13%, 01/31/17	2,500,000	2,765,430
0.88%, 04/30/17	10,650,000	10,761,495
2.13%, 08/15/21	2,000,000	2,104,532

Total U.S. Treasury Notes (cost $15,420,451)		15,631,457

Yankee Dollar 0.8%
Oil, Gas & Consumable Fuels 0.8%
Nexen, Inc., 6.40%, 05/15/37	600,000	769,968

Total Yankee Dollar (cost $610,063)		769,968

Mutual Fund 2.7%

	Shares	Market Value

Money Market Fund 2.7%
Fidelity Institutional Money Market Fund - Institutional Class, 0.20% (e)	2,684,157	2,684,157

Total Mutual Fund (cost $2,684,157)		2,684,157

Total Investments (cost $91,572,929) (f) — 99.0%		97,762,488
Other assets in excess of liabilities — 1.0%		974,931

NET ASSETS — 100.0%		$98,737,419

2012 Annual Report	95

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2012. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2012.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2012 was $12,339,084 which represents 12.50% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2012. The maturity date reflects the next call date.

(e)	Represents 7-day effective yield as of October 31, 2012.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

96	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Bond Fund
Assets:
Investments, at value (cost $91,572,929)	$97,762,488
Interest and dividends receivable	834,329
Receivable for investments sold	1,185,662
Receivable for capital shares issued	232,075
Prepaid expenses	35,079

Total Assets	100,049,633

Liabilities:
Payable for investments purchased	1,057,630
Distributions payable	40,740
Payable for capital shares redeemed	129,254
Accrued expenses and other payables:
Investment advisory fees	22,909
Fund administration fees	21,934
Distribution fees	10,942
Administrative servicing fees	7,716
Accounting and transfer agent fees	2,728
Trustee fees	286
Custodian fees	615
Compliance program costs (Note 3)	56
Professional fees	11,802
Printing fees	5,374
Other	228

Total Liabilities	1,312,214

Net Assets	$98,737,419

Represented by:
Capital	$91,619,101
Accumulated distributions in excess of net investment income	(155,498)
Accumulated net realized gains from investment transactions	1,084,257
Net unrealized appreciation/(depreciation) from investments	6,189,559

Net Assets	$98,737,419

Net Assets:
Class A Shares	$29,964,061
Class B Shares	238,611
Class C Shares	5,235,401
Class R2 Shares	133,041
Institutional Service Class Shares	63,166,305

Total	$98,737,419

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,908,955
Class B Shares	23,152
Class C Shares	507,624
Class R2 Shares	12,909
Institutional Service Class Shares	6,124,212

Total	9,576,852

2012 Annual Report	97

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.30
Class B Shares (a)	$10.31
Class C Shares (b)	$10.31
Class R2 Shares	$10.31
Institutional Service Class Shares	$10.31
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.76

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

98	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$3,767,087
Dividend income	5,061

Total Income	3,772,148

EXPENSES:
Investment advisory fees	458,882
Fund administration fees	141,071
Distribution fees Class A	60,192
Distribution fees Class B	4,867
Distribution fees Class C	41,560
Distribution fees Class R2	1,042
Administrative servicing fees Class A	20,125
Administrative servicing fees Class R2	98
Administrative servicing fees Institutional Service Class (a)	30,814
Registration and filing fees	56,668
Professional fees	32,021
Printing fees	1,070
Trustee fees	3,670
Custodian fees	4,017
Accounting and transfer agent fees	42,541
Compliance program costs (Note 3)	218
Other	8,216

Total expenses before earnings credit and expenses reimbursed	907,072

Earnings credit (Note 5)	(121)
Expenses reimbursed by adviser (Note 3)	(185,800)

Net Expenses	721,151

NET INVESTMENT INCOME	3,050,997

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,164,015
Net change in unrealized appreciation/(depreciation) from investments	2,855,815

Net realized/unrealized gains from investments transactions	4,019,830

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,070,827

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	99

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$3,050,997	$3,124,531
Net realized gains from investment transactions	1,164,015	2,032,378
Net change in unrealized appreciation/(depreciation) from investments	2,855,815	(1,644,313)

Change in net assets resulting from operations	7,070,827	3,512,596

Distributions to Shareholders From:
Net investment income:
Class A	(779,795)	(659,491)
Class B	(12,868)	(18,733)
Class C	(106,581)	(104,648)
Class R2	(6,353)	(8,859)
Institutional Service Class (a)	(2,225,736)	(2,390,018)
Net realized gains:
Class A	(455,558)	(275,213)
Class B	(15,808)	(9,715)
Class C	(82,041)	(64,267)
Class R2	(6,555)	(3,648)
Institutional Service Class (a)	(1,414,825)	(989,708)

Change in net assets from shareholder distributions	(5,106,120)	(4,524,300)

Change in net assets from capital transactions	8,607,211	(1,662,765)

Change in net assets	10,571,918	(2,674,469)

Net Assets:
Beginning of year	88,165,501	90,839,970

End of year	$98,737,419	$88,165,501

Accumulated distributions in excess of net investment income at end of year	$(155,498)	$(154,827)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,981,460	$6,224,010
Dividends reinvested	1,049,435	843,210
Cost of shares redeemed	(5,509,605)	(5,544,404)

Total Class A Shares	9,521,290	1,522,816

Class B Shares
Proceeds from shares issued	20,234	279,348
Dividends reinvested	6,057	5,736
Cost of shares redeemed	(492,737)	(229,057)

Total Class B Shares	(466,446)	56,027

Class C Shares
Proceeds from shares issued	2,403,284	671,464
Dividends reinvested	94,626	69,997
Cost of shares redeemed	(841,667)	(1,434,051)

Total Class C Shares	1,656,243	(692,590)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

100	Annual Report 2012

	Nationwide Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$37,512	$138,445
Dividends reinvested	2,350	4,511
Cost of shares redeemed	(265,052)	(1,521)

Total Class R2 Shares	(225,190)	141,435

Institutional Service Class Shares (a)
Proceeds from shares issued	5,309,873	5,249,227
Dividends reinvested	3,277,970	3,024,486
Cost of shares redeemed	(10,466,529)	(10,964,166)

Total Institutional Service Class Shares	(1,878,686)	(2,690,453)

Change in net assets from capital transactions	$8,607,211	$(1,662,765)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,389,847	622,992
Reinvested	104,982	84,921
Redeemed	(546,188)	(555,011)

Total Class A Shares	948,641	152,902

Class B Shares
Issued	2,018	27,813
Reinvested	608	579
Redeemed	(49,044)	(22,701)

Total Class B Shares	(46,418)	5,691

Class C Shares
Issued	238,554	66,957
Reinvested	9,456	7,053
Redeemed	(83,539)	(143,777)

Total Class C Shares	164,471	(69,767)

Class R2 Shares
Issued	3,752	13,810
Reinvested	237	454
Redeemed	(26,415)	(152)

Total Class R2 Shares	(22,426)	14,112

Institutional Service Class Shares (a)
Issued	527,380	524,221
Reinvested	328,090	304,231
Redeemed	(1,039,330)	(1,098,595)

Total Institutional Service Class Shares	(183,860)	(270,143)

Total change in shares	860,408	(167,205)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	101

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations					Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$10.10	0.32	0.44		0.76		(0.33)	(0.23)	(0.56)	–	$10.30		7.77%		$29,964,061	0.94%	3.15%	1.15%	33.95%
Year Ended October 31, 2011 (d)	$10.22	0.34	0.04		0.38		(0.35)	(0.15)	(0.50)	–	$10.10		3.95%		$19,808,612	1.05%	3.44%	1.17%	56.39%
Year Ended October 31, 2010 (d)	$9.63	0.36	0.61	(e)	0.97	(e)	(0.38)	–	(0.38)	–	$10.22	(e)	10.35%		$18,463,683	1.10%	3.67%	1.20%	41.08%
Year Ended October 31, 2009 (d)	$8.69	0.47	0.94		1.41		(0.46)	(0.01)	(0.47)	–	$9.63		16.72%		$15,594,506	1.22%	5.18%	1.32%	61.11%
Year Ended October 31, 2008	$9.52	0.43	(0.83)		(0.40)		(0.43)	–	(0.43)	–	$8.69		(4.44%	)	$12,867,795	1.11%	4.58%	1.11%	68.51%

Class B Shares
Year Ended October 31, 2012 (d)	$10.11	0.26	0.43		0.69		(0.26)	(0.23)	(0.49)	–	$10.31		7.06%		$238,611	1.65%	2.57%	1.83%	33.95%
Year Ended October 31, 2011 (d)	$10.22	0.27	0.05		0.32		(0.28)	(0.15)	(0.43)	–	$10.11		3.33%		$703,391	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (d)	$9.63	0.30	0.61	(e)	0.91	(e)	(0.32)	–	(0.32)	–	$10.22	(e)	9.58%		$652,905	1.75%	3.02%	1.85%	41.08%
Year Ended October 31, 2009 (d)	$8.69	0.41	0.95		1.36		(0.41)	(0.01)	(0.42)	–	$9.63		16.03%		$661,509	1.79%	4.59%	1.90%	61.11%
Year Ended October 31, 2008	$9.52	0.37	(0.83)		(0.46)		(0.37)	–	(0.37)	–	$8.69		(5.08%	)	$406,247	1.80%	3.89%	1.80%	68.51%

Class C Shares
Year Ended October 31, 2012 (d)	$10.12	0.25	0.43		0.68		(0.26)	(0.23)	(0.49)	–	$10.31		6.95%		$5,235,401	1.61%	2.48%	1.81%	33.95%
Year Ended October 31, 2011 (d)	$10.23	0.27	0.05		0.32		(0.28)	(0.15)	(0.43)	–	$10.12		3.33%		$3,471,796	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (d)	$9.64	0.30	0.61	(e)	0.91	(e)	(0.32)	–	(0.32)	–	$10.23	(e)	9.58%		$4,223,345	1.75%	3.01%	1.85%	41.08%
Year Ended October 31, 2009 (d)	$8.70	0.42	0.94		1.36		(0.41)	(0.01)	(0.42)	–	$9.64		16.05%		$3,334,007	1.77%	4.61%	1.91%	61.11%
Year Ended October 31, 2008	$9.53	0.37	(0.83)		(0.46)		(0.37)	–	(0.37)	–	$8.70		(5.07%	)	$2,270,713	1.78%	3.93%	1.78%	68.51%

Class R2 Shares (f)
Year Ended October 31, 2012 (d)	$10.11	0.30	0.44		0.74		(0.31)	(0.23)	(0.54)	–	$10.31		7.46%		$133,041	1.20%	2.97%	1.38%	33.95%
Year Ended October 31, 2011 (d)	$10.22	0.31	0.05		0.36		(0.32)	(0.15)	(0.47)	–	$10.11		3.69%		$357,141	1.40%	3.07%	1.53%	56.39%
Year Ended October 31, 2010 (d)	$9.63	0.33	0.61	(e)	0.94	(e)	(0.35)	–	(0.35)	–	$10.22	(e)	9.90%		$216,857	1.40%	3.36%	1.50%	41.08%
Year Ended October 31, 2009 (d)	$8.70	0.45	0.93		1.38		(0.44)	(0.01)	(0.45)	–	$9.63		16.38%		$153,535	1.49%	4.92%	1.61%	61.11%
Year Ended October 31, 2008	$9.53	0.42	(0.83)		(0.41)		(0.42)	–	(0.42)	–	$8.70		(4.60%	)	$67,400	1.31%	4.38%	1.31%	68.51%

Institutional Service Class Shares (g)
Year Ended October 31, 2012 (d)	$10.12	0.35	0.43		0.78		(0.36)	(0.23)	(0.59)	–	$10.31		7.97%		$63,166,305	0.66%	3.45%	0.87%	33.95%
Year Ended October 31, 2011 (d)	$10.23	0.37	0.05		0.42		(0.38)	(0.15)	(0.53)	–	$10.12		4.31%		$63,824,561	0.79%	3.69%	0.92%	56.39%
Year Ended October 31, 2010 (d)	$9.64	0.39	0.62	(e)	1.01	(e)	(0.42)	–	(0.42)	–	$10.23	(e)	10.59%		$67,283,180	0.79%	3.98%	0.89%	41.08%
Year Ended October 31, 2009 (d)	$8.70	0.50	0.95		1.45		(0.50)	(0.01)	(0.51)	–	$9.64		17.22%		$67,205,223	0.86%	5.51%	0.96%	61.11%
Year Ended October 31, 2008	$9.53	0.46	(0.83)		(0.37)		(0.46)	–	(0.46)	–	$8.70		(4.16%	)	$63,129,602	0.82%	4.85%	0.82%	68.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective August 1, 2012 Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

102	Annual Report 2012

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Enhanced Income Fund (Institutional Class) returned 0.69% versus 0.19% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Ultra Short Obligations Funds (consisting of 86 funds as of October 31, 2012) was 1.67% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in corporate bonds, residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) contributed the most to relative Fund returns versus the Fund’s benchmark during the reporting period. Investors favored the higher yields of these fixed-income sectors relative to U.S. Treasuries as accommodative global monetary policy kept short-term interest rates low while yields on intermediate and long maturities declined.

Investment-grade corporate bonds posted very strong performance for the Fund during the reporting period as corporate balance sheets and earnings were solid. Net new issuance in the sector fell far below investor demand for bonds, causing spreads relative to Treasuries to compress sharply. (Spread compression happens as a result of the price of a bond going up and, as per the inverse relationship between price and yield, the yield goes down.)

The RMBS sector offered high credit quality at attractive incremental yields over U.S. Treasuries and benefited from low interest-rate volatility during the reporting period. A favorable supply-demand ratio, including strong buying in the sector by REITs and the Federal Reserve via its Quantitative Easing (QE3) program, also helped the sector. The CMBS sector posted strong excess returns relative to U.S. Treasuries due to improved bond characteristics and favorable financing on underlying collateral, limited new issuance and solid demand for the higher yields available in the sector.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s holdings in U.S. Treasuries, Agencies and asset-backed securities (ABS) detracted the most from Fund performance during the reporting period as investors favored higher-yielding sectors, given the low-interest-rate environment and improving economic outlook. While ABS provided positive excess returns relative to U.S. Treasuries, the lower yields within the sector resulted in lower returns relative to other non-Treasury fixed-income sectors. Yield spreads on Agency debentures relative to Treasuries remained exceptionally low, limiting the performance of this sector, while U.S. Treasuries posted the lowest returns within the fixed-income markets, given low absolute yields (measures not relative to the Fund’s benchmark).

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

2012 Annual Report	103

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.41%	1.42%	1.96%
	w/SC2	(1.88)%	0.97%	1.73%
Class R2[3,4,5]		0.16%	1.16%	1.79%
Institutional Service Class[3]		0.79%	1.61%	2.11%
Institutional Class[3]		0.69%	1.75%	2.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges( SC).

[2]	A 2.25% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[5]

These returns for the period prior to the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.73%	0.71%
Class R2	1.08%	1.06%
Institutional Service Class	0.72%	0.70%
Institutional Class	0.47%	0.45%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

104	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill (T-Bill) Index (b), the Merrill Lynch 1-Year Treasury Bill (T-Bill) Index(c), and the Consumer Price Index (CPI)(d) for the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill (T-Bill) Index.

(b)	The Merrill Lynch 6-Month Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	105

Shareholder Expense Example	Nationwide Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Enhanced Income Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,001.70	3.72	0.74
	Hypothetical	[b]	1,000.00	1,021.42	3.76	0.74
Class R2 Shares	Actual		1,000.00	1,000.60	4.78	0.95
	Hypothetical	[b]	1,000.00	1,020.36	4.82	0.95
Institutional Service Class	Actual		1,000.00	1,004.20	2.27	0.45
Shares	Hypothetical	[b]	1,000.00	1,022.87	2.29	0.45
Institutional Class Shares	Actual		1,000.00	1,003.10	2.27	0.45
	Hypothetical	[b]	1,000.00	1,022.87	2.29	0.45

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

106	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Enhanced Income Fund

Asset Allocation †
Corporate Bonds	34.6%
Asset-Backed Securities	26.6%
Collateralized Mortgage Obligations	17.4%
Commercial Mortgage Backed Securities	8.1%
U.S. Government Sponsored & Agency Obligations	7.0%
Mutual Fund	3.9%
Municipal Bond	0.9%
U.S. Treasury Note	0.9%
U.S. Government Mortgage Backed Agencies	0.2%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries ††
Commercial Banks	6.2%
Diversified Financial Services	5.3%
Electric Utilities	2.4%
Consumer Finance	1.9%
Aerospace & Defense	1.9%
Health Care Providers & Services	1.7%
Insurance	1.6%
Media	1.5%
Diversified Telecommunication Services	1.4%
Pharmaceuticals	1.4%
Other Industries	74.7%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund —Institutional Class	3.9%
Wells Fargo & Co.	1.2%
AEP Texas Central Transition Funding LLC	1.1%
Wachovia Bank Commercial Mortgage Trust	1.1%
Federal Home Loan Mortgage Corp. REMICS	1.0%
Citibank Credit Card Issuance Trust	0.9%
JPMorgan Chase & Co.	0.9%
Louisiana Public Facilities Authority	0.9%
GlaxoSmithKline Capital, Inc.	0.9%
Federal Home Loan Mortgage Corp.	0.9%
Other Holdings	87.2%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	107

Statement of Investments

October 31, 2012

Nationwide Enhanced Income Fund

Asset-Backed Securities 26.6%

	Principal Amount	Market Value

Automobile 14.3%
Ally Auto Receivables Trust
Series 2010-2, Class A4, 2.09%, 05/15/15	$750,000	$761,792
Series 2012-2, Class A2, 0.56%, 10/15/14	1,155,334	1,156,410
Series 2012-4, Class A3, 0.59%, 01/17/17	1,245,000	1,247,339
Series 2012-SN1, Class A3, 0.57%, 08/20/15	600,000	600,344
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class A3, 0.67%, 06/08/17	735,000	735,192
Bank of America Auto Trust
Series 2009-3A, Class A4, 2.67%, 12/15/16 (a)	479,718	484,275
Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	1,888,762	1,902,228
BMW Vehicle Owner Trust, Series 2011-A, Class A3, 0.76%, 08/25/15	2,000,000	2,008,516
Ford Credit Auto Owner Trust
Series 2009-E, Class A4, 2.42%, 11/15/14	2,500,000	2,525,863
Series 2012-B, Class A2, 0.57%, 01/15/15	986,425	987,467
Harley-Davidson Motorcycle Trust, Series 2012-1, Class A3, 0.68%, 04/15/17	295,000	295,955
Honda Auto Receivables Owner Trust
Series 2010-2, Class A3, 1.34%, 03/18/14	396,177	397,436
Series 2011-3, Class A2, 0.67%, 04/21/14	801,140	802,188
Series 2012-2, Class A2, 0.56%, 11/17/14	1,100,000	1,102,154
Series 2012-3, Class A3, 0.56%, 05/15/16	1,000,000	1,003,761
Huntington Auto Trust
Series 2012-1, Class A2 , 0.54%, 11/17/14	1,260,000	1,261,026
Series 2012-2, Class A3, 0.51%, 04/17/17	2,000,000	1,998,986
Hyundai Auto Receivables Trust
Series 2009-A, Class A4, 3.15%, 03/15/16	498,492	507,353
Series 2011-B, Class A4, 1.65%, 02/15/17	1,250,000	1,277,095
Series 2012-A, Class A3, 0.72%, 03/15/16	435,000	436,625
Series 2012-B, Class A3, 0.62%, 09/15/16	1,000,000	1,004,518

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Mercedes-Benz Auto Receivables Trust
Series 2010-1, Class A3, 1.42%, 08/15/14	$816,929	$820,159
Series 2011-1, Class A4, 1.22%, 12/15/17	2,000,000	2,023,582
Series 2012-1, Class A3, 0.47%, 10/17/16	1,025,000	1,025,599
Nissan Auto Lease Trust, Series 2012-B, Class A3, 0.58%, 11/16/15	1,400,000	1,400,180
Nissan Auto Receivables Owner Trust
Series 2009-A, Class A4, 4.74%, 08/17/15	185,968	186,913
Series 2012-A, Class A3, 0.73%, 05/16/16	275,000	276,480
Series 2012-B, Class A3, 0.46%, 10/17/16	1,400,000	1,401,872
Porsche Financial Auto Securitization Trust, Series 2011-1, Class A4, 1.19%, 12/17/18 (a)	2,000,000	2,018,552
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	940,000	940,364
Toyota Auto Receivables Owner Trust
Series 2011-A, Class A3, 0.98%, 10/15/14	389,895	390,937
Series 2012-A, Class A3, 0.75%, 02/16/16	675,000	678,226
Series 2012-B, Class A3, 0.46%, 07/15/16	1,435,000	1,435,784
USAA Auto Owner Trust
Series 2009-2, Class A4, 2.53%, 07/15/15	1,109,689	1,118,337
Series 2010-1, Class A4, 2.14%, 09/15/15	1,000,000	1,008,276
Series 2012-1, Class A3, 0.43%, 08/15/16	575,000	575,440
Volkswagen Auto Loan Enhanced Trust
Series 2010-1, Class A4, 2.14%, 08/22/16	884,117	892,578
Series 2011-1, Class A4, 1.98%, 09/20/17	1,000,000	1,026,913
World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.21%, 05/15/15	1,579,075	1,596,534

		41,313,249

Credit Card 4.5%
American Express Credit Account Master Trust
Series 2011-1, Class A, 0.38%, 04/17/17 (b)	2,300,000	2,305,030

108	Annual Report 2012

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card (continued)
Series 2012-2, Class A, 0.68%, 03/15/18	$1,450,000	$1,455,713
BA Credit Card Trust, Series 2006-A7, Class A7, 0.25%, 12/15/16 (b)	2,000,000	2,000,538
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3, 5.05%, 02/15/16	1,940,000	1,982,294
Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, 2.25%, 12/23/14	2,662,000	2,651,714
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	2,360,000	2,438,123

		12,833,412

Other 7.8%
AEP Texas Central Transition Funding LLC, Series 2002-1, Class A4, 5.96%, 07/15/15	344,118	352,344
CenterPoint Energy Transition Bond Co. LLC
Series 2005-A, Class A3, 5.09%, 08/01/15	1,881,727	1,947,935
Series 2009-1, Class A1, 1.83%, 02/15/16	1,809,772	1,842,545
CNH Equipment Trust, Series 2012-C, Class A3, 0.57%, 12/15/17	780,000	780,000
Consumers Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	428,979	436,297
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5, 6.42%, 03/01/15	270,787	276,268
Entergy Gulf States Reconstruction Funding LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	1,472,129	1,671,232
GE Equipment Midticket LLC
Series 2010-1, Class A3, 0.94%, 07/14/14 (a)	369,844	370,023
Series 2012-1, Class A3, 0.60%, 05/23/16	605,000	604,656
GE Equipment Small Ticket LLC, Series 2011-1A, Class A2, 0.88%, 08/21/13 (a)	68,865	68,875

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
GE Equipment Transportation LLC, Series 2011-1, Class A3, 1.00%, 10/20/14	$2,000,000	$2,005,388
John Deere Owner Trust
Series 2011-A, Class A3, 1.29%, 01/15/16	1,500,000	1,509,272
Series 2012-B, Class A3, 0.53%, 07/15/16	2,000,000	2,000,476
Massachusetts RRB Special Purpose Trust
Series 2001-1, Class A, 6.53%, 06/01/15	558,897	567,681
Series 2005-1, Class A4, 4.40%, 03/15/15	300,426	304,890
Oncor Electric Delivery Transition Bond Co. LLC
Series 2003-1, Class A3, 4.95%, 02/15/15	251,158	254,500
Series 2003-1, Class A4, 5.42%, 08/15/17	485,000	521,302
Series 2004-1, Class A2, 4.81%, 11/17/14	528,147	529,051
Series 2004-1, Class A3, 5.29%, 05/15/18	800,000	878,318
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A5, 4.47%, 12/25/14	957,362	963,329
PSE&G Transition Funding LLC
Series 2001-1, Class A6, 6.61%, 06/15/15	1,279,393	1,308,651
Series 2001-1, Class A7, 6.75%, 06/15/16	1,170,000	1,262,094
Volvo Financial Equipment LLC, Series 2012-1A, Class A3, 0.91%, 08/17/15 (a)	1,885,000	1,892,355

		22,347,482

Total Asset-Backed Securities (cost $76,722,893)		76,494,143

Collateralized Mortgage Obligations 17.4%
Federal Home Loan Mortgage Corp. REMICS
Series 3574, Class AC, 1.85%, 08/15/14	346,867	348,124
Series 3573, Class LC, 1.85%, 08/15/14	363,825	365,485
Series 3610, Class AB, 1.40%, 12/15/14	250,304	250,932
Series 3612, Class AE, 1.40%, 12/15/14	446,161	447,586

2012 Annual Report	109

Statement of Investments (Continued)

October 31, 2012

Nationwide Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3555, Class JA, 4.00%, 12/15/14	$211,463	$212,887
Series 3865, Class DA, 1.25%, 12/15/16	286,808	289,051
Series 3818, Class UA, 1.35%, 02/15/17	862,808	871,033
Series 3827, Class CA, 1.50%, 04/15/17	925,270	935,537
Series 3758, Class CD, 1.50%, 08/15/17	1,099,465	1,109,531
Series 2783, Class AB, 4.00%, 10/15/17	58,230	58,355
Series 2628, Class DQ, 3.00%, 11/15/17	497,268	504,084
Series 2628, Class GQ, 3.14%, 11/15/17	621,585	630,589
Series 2629, Class AN, 3.50%, 01/15/18	679,424	697,475
Series 2629, Class AM, 4.00%, 01/15/18	349,418	357,607
Series 2555, Class B, 4.25%, 01/15/18	429,451	450,187
Series 2786, Class PD, 4.50%, 01/15/18	549,128	554,126
Series 3840, Class BA, 2.00%, 02/15/18	1,405,701	1,439,866
Series 2643, Class NT, 4.50%, 03/15/18	570,708	585,291
Series 2613, Class PA, 3.25%, 05/15/18	106,076	106,529
Series 2836, Class PX, 4.00%, 05/15/18	387,425	394,362
Series 3728, Class CA, 1.50%, 10/15/18	1,113,784	1,132,255
Series 3772, Class HC, 3.00%, 10/15/18	1,920,468	1,991,345
Series 3756, Class DA, 1.20%, 11/15/18	2,511,600	2,544,299
Series 3636, Class EB, 2.00%, 11/15/18	383,216	392,966
Series 2877, Class GP, 4.00%, 11/15/18	314,586	319,002
Series 3649, Class EA, 2.25%, 12/15/18	798,439	822,262
Series 3659, Class DE, 2.00%, 03/15/19	673,687	693,372
Series 3683, Class AD, 2.25%, 06/15/20	374,357	379,550
Series 3846, Class CK, 1.50%, 09/15/20	1,843,048	1,867,063
Series 3815, Class DE, 3.00%, 10/15/21	1,190,819	1,227,890

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3609, Class LC, 3.50%, 12/15/24	$1,199,744	$1,264,525
Series 3639, Class AB, 2.75%, 02/15/25	867,374	903,032
Series 3845, Class ME, 3.00%, 09/15/25	985,661	1,015,028
Series 2071, Class F, 0.71%, 07/15/28 (b)	1,030,277	1,037,336
Series 2763, Class FC, 0.56%, 04/15/32 (b)	1,733,771	1,736,933
Series 3267, Class FB, 0.46%, 11/15/36 (b)	2,738,813	2,742,455
Federal National Mortgage Association REMICS
Series 2003-113, Class PD, 4.00%, 02/25/17	188,684	189,251
Series 2002-16, Class XU, 5.50%, 04/25/17	1,065,199	1,126,224
Series 2003-122, Class OK, 4.00%, 06/25/17	101,399	101,712
Series 2004-32, Class AB, 4.00%, 10/25/17	25,528	25,531
Series 2003-49, Class TK, 3.50%, 03/25/18	638,963	663,701
Series 2003-59, Class GC, 4.50%, 03/25/18	426,853	437,208
Series 2011-69, Class AB, 1.50%, 05/25/18	1,403,283	1,426,423
Series 2004-76, Class CW, 4.00%, 05/25/18	555,431	558,523
Series 2003-57, Class NB, 3.00%, 06/25/18	65,607	68,079
Series 2010-30, Class DB, 2.00%, 08/25/18	806,993	817,397
Series 2008-15, Class JM, 4.00%, 02/25/19	274,983	282,288
Series 2008-18, Class MD, 4.00%, 03/25/19	712,044	753,222
Series 2010-60, Class D, 2.50%, 06/25/20	680,538	703,246
Series 2008-75, Class DA, 4.50%, 03/25/21	687,571	690,861
Series 2007-36, Class AB, 5.00%, 11/25/21	786,076	830,232
Series 2008-15, Class EL, 4.25%, 06/25/22	962,403	992,424
Series 2009-88, Class EA, 4.50%, 05/25/23	494,315	505,276
Series 2009-44, Class A, 4.50%, 12/25/23	388,267	404,305
Series 2009-76, Class MA, 4.00%, 09/25/24	713,551	746,175

110	Annual Report 2012

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2005-110, Class GJ, 5.50%, 11/25/30	$95,881	$97,084
Series 2003-86, Class OE, 5.00%, 03/25/32	489,359	500,089
Series 2003-14, Class AN, 3.50%, 03/25/33	122,191	131,461
Series 2004-60, Class FW, 0.66%, 04/25/34 (b)	2,091,265	2,102,621
Series 2006-27, Class BF, 0.51%, 04/25/36 (b)	2,063,752	2,069,368
Series 2010-41, Class AP, 4.50%, 09/25/38	391,857	405,381
Government National Mortgage Association
Series 2004-48, Class F, 0.61%, 11/16/30 (b)	368,813	369,377
Series 2005-54, Class CM, 4.75%, 07/20/35	580,943	588,473
Series 2010-67, Class DA, 2.50%, 04/20/36	720,315	735,228
Series 2009-57, Class BA, 2.25%, 06/16/39	275,521	279,672
Series 2009-81, Class WA, 2.00%, 08/20/39	821,370	826,026

Total Collateralized Mortgage Obligations (cost $49,987,682)		50,104,808

Commercial Mortgage Backed Securities 8.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-1, Class A3, 4.88%, 11/10/42	101,587	101,524
Series 2005-3, Class A2, 4.50%, 07/10/43	439,770	440,373
Series 2005-5, Class ASB, 5.05%, 10/10/45 (b)	422,387	440,613
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1 0.69%, 09/12/45	1,083,650	1,084,092
Commercial Mortgage Pass Through Certificates
Series 2012-CR1, Class A1, 1.12%, 05/15/45	928,279	936,254
Series 2012-CR2, Class A1, 0.82%, 08/17/45	776,534	779,122
Series 2012-CR3, Class A1, 0.67%, 10/17/45	700,000	699,824
Series 2012-LC4, Class A1, 1.16%, 12/10/44	265,320	267,776

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38 (b)	$234,187	$234,817
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A 0.84%, 05/25/35 (a)(b)	2,128,933	2,134,638
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A1 1.14%, 05/10/45	1,907,876	1,927,109
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-PM1A, Class A3, 5.17%, 08/12/40 (b)	498,328	498,252
Series 2005-LDP2, Class A3, 4.70%, 07/15/42	612,243	615,560
Series 2012-C8, Class A1, 0.71%, 10/17/45	1,130,000	1,130,920
Series 2012-CBX, Class A1, 0.96%, 06/16/45	843,786	848,691
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class A1, 0.92%, 08/17/45	646,016	650,037
Series 2012-C6, Class A1, 0.66%, 11/17/45	700,000	700,035
Morgan Stanley Capital I, Inc., Series 2005-IQ10, Class AAB 5.18%, 09/15/42 (b)	70,118	70,271
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A1 0.73%, 08/12/49	1,970,564	1,972,454
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class A2, 4.38%, 10/15/41	125,760	125,709
Series 2005-C17, Class APB, 5.04%, 03/15/42	616,058	625,205
Series 2005-C20, Class APB, 5.09%, 07/15/42 (b)	840,448	848,519
Series 2006-C23, Class A4, 5.42%, 01/15/45 (b)	2,714,695	3,034,144
Series 2006-C29, Class A2, 5.28%, 11/15/48	46,000	46,247
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1 0.69%, 10/15/45	1,988,096	1,989,004
WF-RBS Commercial Mortgage Trust
Series 2012-C8, Class A1, 0.86%, 08/15/45	231,128	232,127
Series 2012-C9, Class A1, 0.67%, 11/17/45	1,000,000	999,994

Total Commercial Mortgage Backed Securities (cost $23,476,312)		23,433,311

2012 Annual Report	111

Statement of Investments (Continued)

October 31, 2012

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds 34.6%

	Principal Amount	Market Value

Aerospace & Defense 1.9%
Boeing Co. (The), 1.88%, 11/20/12	$2,500,000	$2,501,652
General Dynamics Corp., 4.25%, 05/15/13	2,350,000	2,400,469
United Technologies Corp., 0.92%, 06/01/15 (b)	620,000	627,690

		5,529,811

Beverages 1.3%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 03/26/13	400,000	403,180
Coca-Cola Co. (The), 3.63%, 03/15/14	1,150,000	1,198,923
Heineken NV, 0.80%, 10/01/15 (a)	580,000	581,165
PepsiCo, Inc., 3.75%, 03/01/14	900,000	939,900
SABMiller PLC, 5.50%, 08/15/13 (a)	560,000	582,117

		3,705,285

Capital Markets 1.4%
Goldman Sachs Group, Inc. (The)
5.45%, 11/01/12	485,000	485,000
3.30%, 05/03/15	825,000	861,638
Morgan Stanley
5.30%, 03/01/13	1,230,000	1,248,359
6.00%, 05/13/14	100,000	106,239
UBS AG, 2.25%, 08/12/13	1,250,000	1,266,235

		3,967,471

Chemicals 0.9%
Air Products & Chemicals, Inc., 4.15%, 02/01/13	730,000	736,682
Dow Chemical Co. (The), 5.90%, 02/15/15	515,000	573,166
Ecolab, Inc., 1.00%, 08/09/15	560,000	562,592
Praxair, Inc., 1.75%, 11/15/12	600,000	600,233

		2,472,673

Commercial Banks 6.2%
Bank of New York Mellon Corp. (The)
4.95%, 11/01/12	1,500,000	1,500,000
0.70%, 10/23/15	1,080,000	1,080,309
Bank of Nova Scotia
2.38%, 12/17/13	265,000	270,780
0.75%, 10/09/15	310,000	309,820
BNP Paribas SA, 0.75%, 04/08/13 (b)	2,500,000	2,499,480

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Canadian Imperial Bank of Commerce
1.45%, 09/13/13	$500,000	$504,797
0.90%, 10/01/15	105,000	105,724
Capital One Financial Corp., 2.15%, 03/23/15	560,000	575,663
Credit Suisse, 5.50%, 05/01/14	1,225,000	1,306,170
Royal Bank of Canada, 2.10%, 07/29/13	2,000,000	2,025,770
US Bancorp, 2.00%, 06/14/13	2,000,000	2,020,774
Wells Fargo & Co., 1.29%, 06/26/15 (b)	3,505,000	3,544,232
Westpac Banking Corp.
0.90%, 04/08/13 (a)(b)	540,000	541,401
1.13%, 09/25/15	1,460,000	1,470,177

		17,755,097

Communications Equipment 0.5%
Cisco Systems, Inc., 1.63%, 03/14/14	1,375,000	1,397,699

Computers & Peripherals 0.9%
Hewlett-Packard Co., 4.50%, 03/01/13	2,500,000	2,527,180

Consumer Finance 1.9%
American Express Credit Corp.
5.88%, 05/02/13	1,305,000	1,339,828
Series C, 7.30%, 08/20/13	400,000	421,504
1.75%, 06/12/15	30,000	30,764
American Honda Finance Corp.
0.89%, 05/08/14 (a)(b)	360,000	361,627
0.79%, 06/18/14 (a)(b)	345,000	346,185
1.00%, 08/11/15 (a)	515,000	515,701
John Deere Capital Corp.
4.90%, 09/09/13	500,000	519,328
0.47%, 04/25/14 (b)	350,000	350,592
PACCAR Financial Corp., 0.66%, 06/05/14 (b)	700,000	702,200
Toyota Motor Credit Corp., 1.38%, 08/12/13	1,000,000	1,008,610

		5,596,339

Diversified Financial Services 5.3%
Bank of America Corp.
4.90%, 05/01/13	1,075,000	1,096,371
7.38%, 05/15/14	210,000	229,454
4.50%, 04/01/15	455,000	487,350
3.70%, 09/01/15	160,000	169,780
Caterpillar Financial Services Corp., 4.85%, 12/07/12	2,000,000	2,008,148

112	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Citigroup, Inc.
6.00%, 12/13/13	$900,000	$950,629
2.25%, 08/07/15	1,000,000	1,025,898
General Electric Capital Corp.
2.13%, 12/21/12	2,000,000	2,005,302
1.88%, 09/16/13	1,325,000	1,342,379
1.39%, 07/02/15 (b)	1,335,000	1,345,075
1.63%, 07/02/15	800,000	813,715
2.25%, 11/09/15	335,000	346,783
Harley-Davidson Financial Services, Inc.
1.15%, 09/15/15 (a)	150,000	150,717
3.88%, 03/15/16 (a)	640,000	691,493
JPMorgan Chase & Co., 3.70%, 01/20/15	2,500,000	2,647,037

		15,310,131

Diversified Telecommunication Services 1.4%
AT&T, Inc., 5.10%, 09/15/14	2,380,000	2,579,525
Verizon Communications, Inc., 5.25%, 04/15/13	1,500,000	1,532,214

		4,111,739

Electric Utilities 2.3%
AEP Texas Central Transition Funding LLC
Series A-2, 4.98%, 07/01/15	1,137,296	1,148,888
Series A-3, 5.09%, 07/01/15	3,000,000	3,213,156
Alabama Power Co.
Series 07-D, 4.85%, 12/15/12	2,000,000	2,010,056
0.55%, 10/15/15	305,000	304,289
NextEra Energy Capital Holdings, Inc., 1.20%, 06/01/15	75,000	75,399

		6,751,788

Food & Staples Retailing 0.3%
Walgreen Co., 1.00%, 03/13/15	845,000	848,342

Food Products 0.2%
Campbell Soup Co., 0.74%, 08/01/14 (b)	590,000	592,556

Gas Utilities 0.8%
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	420,000	457,834
1.25%, 08/13/15	940,000	950,018

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	$815,000	$884,293

		2,292,145

Health Care Providers & Services 1.7%
Baxter International, Inc., 1.80%, 03/15/13	2,000,000	2,010,562
Medtronic, Inc., 4.50%, 03/15/14	1,200,000	1,263,590
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,080,000	1,084,398
WellPoint, Inc., 1.25%, 09/10/15	530,000	535,202

		4,893,752

Household Products 0.1%
Kimberly-Clark Corp., 5.00%, 08/15/13	400,000	414,874

Industrial Conglomerates 0.3%
Cooper US, Inc., 5.25%, 11/15/12	450,000	450,594
General Electric Co., 0.85%, 10/09/15	390,000	390,788

		841,382

Information Technology Services 0.4%
International Business Machines Corp., 4.75%, 11/29/12	1,000,000	1,003,204

Insurance 1.6%
Berkshire Hathaway, Inc., Series 1, 2.13%, 02/11/13	1,220,000	1,225,892
Metropolitan Life Global Funding I, 5.13%, 04/10/13 (a)	2,000,000	2,040,104
Prudential Financial, Inc.
4.75%, 04/01/14	635,000	668,743
4.75%, 09/17/15	670,000	740,218

		4,674,957

Media 1.5%
Historic TW, Inc., 9.13%, 01/15/13	630,000	640,174
NBCUniversal Media LLC
2.10%, 04/01/14	1,360,000	1,386,869
3.65%, 04/30/15	850,000	911,038
Time Warner Cable, Inc., 8.25%, 02/14/14	1,190,000	1,301,651

		4,239,732

2012 Annual Report	113

Statement of Investments (Continued)

October 31, 2012

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.5%
BHP Billiton Finance USA Ltd., 5.50%, 04/01/14	$510,000	$545,332
Nucor Corp., 5.00%, 12/01/12	400,000	401,221
Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	430,000	481,868

		1,428,421

Multiline Retail 0.5%
Wal-Mart Stores, Inc., 4.25%, 04/15/13	1,550,000	1,576,925

Office Electronics 0.2%
Xerox Corp., 8.25%, 05/15/14	637,000	704,214

Oil, Gas & Consumable Fuels 0.6%
Apache Corp., 5.25%, 04/15/13	355,000	362,597
Occidental Petroleum Corp., 1.45%, 12/13/13	1,175,000	1,188,791
Phillips 66, 1.95%, 03/05/15 (a)	175,000	179,314

		1,730,702

Pharmaceuticals 1.4%
Abbott Laboratories, 4.35%, 03/15/14	720,000	758,816
GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	2,540,000	2,599,736
Novartis Capital Corp., 1.90%, 04/24/13	650,000	654,810

		4,013,362

Wireless Telecommunication Services 0.5%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 02/01/14	1,225,000	1,298,381

Total Corporate Bonds (cost $99,340,827)		99,678,162

Municipal Bond 0.9%
Louisiana 0.9%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	2,347,445	2,619,491

Total Municipal Bond (cost $2,595,488)		2,619,491

U.S. Government Mortgage Backed Agencies 0.2%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# E00678 6.50%, 06/01/14	$6,986	$7,281
Pool# B17493 4.00%, 12/01/14	429,488	438,533
Pool# E00991 6.00%, 07/01/16	15,042	16,141
Federal National Mortgage Association Pool
Pool# 253845 6.00%, 06/01/16	19,546	20,808
Pool# 254089 6.00%, 12/01/16	33,117	35,254
Pool# 545415 6.00%, 01/01/17	29,335	31,228
Pool# 254195 5.50%, 02/01/17	65,978	71,239
Pool# 625178 5.50%, 02/01/17	57,565	62,155

Total U.S. Government Mortgage Backed Agencies (cost $663,843)		682,639

U.S. Government Sponsored & Agency Obligations 7.0%
Federal Home Loan Banks
3.38%, 02/27/13	350,000	353,623
1.88%, 06/21/13	2,200,000	2,223,513
0.50%, 12/13/13	2,500,000	2,504,490
Federal Home Loan Mortgage Corp.
3.75%, 06/28/13	2,500,000	2,559,195
4.13%, 09/27/13	2,500,000	2,588,498
Federal National Mortgage Association
1.75%, 05/07/13	2,500,000	2,519,410
1.25%, 08/20/13	2,500,000	2,520,035
1.00%, 09/23/13	2,500,000	2,516,965
0.60%, 11/14/13	2,500,000	2,500,258

Total U.S. Government Sponsored & Agency Obligations (cost $20,269,456)		20,285,987

U.S. Treasury Note 0.9%
U.S. Treasury Note, 1.00%, 07/15/13	2,515,000	2,529,147

Total U.S. Treasury Note (cost $2,528,975)		2,529,147

114	Annual Report 2012

Mutual Fund 3.9%

	Shares	Market Value

Money Market Fund 3.9%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (c)	11,283,645	$11,283,645

Total Mutual Fund (cost $11,283,645)		11,283,645

Total Investments (cost $286,869,121) (d) — 99.6%		287,111,333
Other assets in excess of liabilities — 0.4%		1,019,595

NET ASSETS — 100.0%		$288,130,928

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2012 was $15,801,134 which represents 5.48% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2012. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2012.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	115

Statement of Assets and Liabilities

October 31, 2012

Nationwide Enhanced Income Fund
Assets:
Investments, at value (cost $286,869,121)	$287,111,333
Cash	2,104,566
Interest and dividends receivable	1,350,149
Receivable for investments sold	8,766
Receivable for capital shares issued	628,915
Reclaims receivable	2,167
Prepaid expenses	19,252

Total Assets	291,225,148

Liabilities:
Payable for investments purchased	2,648,625
Distributions payable	8,538
Payable for capital shares redeemed	315,009
Accrued expenses and other payables:
Investment advisory fees	71,729
Fund administration fees	20,069
Distribution fees	4,955
Administrative servicing fees	37
Accounting and transfer agent fees	2,261
Trustee fees	780
Custodian fees	1,577
Compliance program costs (Note 3)	73
Professional fees	13,602
Printing fees	5,509
Other	1,456

Total Liabilities	3,094,220

Net Assets	$288,130,928

Represented by:
Capital	$294,944,552
Accumulated distributions in excess of net investment income	(233,107)
Accumulated net realized losses from investment transactions	(6,822,729)
Net unrealized appreciation/(depreciation) from investments	242,212

Net Assets	$288,130,928

Net Assets:
Class A Shares	$23,631,574
Class R2 Shares	32,988
Institutional Service Class Shares	10,000
Institutional Class Shares	264,456,366

Total	$288,130,928

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,641,928
Class R2 Shares	3,689
Institutional Service Class Shares	1,117
Institutional Class Shares	29,577,413

Total	32,224,147

116	Annual Report 2012

Nationwide Enhanced Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.94
Class R2 Shares	$8.94
Institutional Service Class Shares	$8.95
Institutional Class Shares	$8.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.15

Maximum Sales Charge:
Class A Shares	2.25%

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	117

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$2,824,890
Dividend income	25,478

Total Income	2,850,368

EXPENSES:
Investment advisory fees	937,607
Fund administration fees	147,063
Distribution fees Class A	64,165
Distribution fees Class R2	190
Administrative servicing fees Class A	7,258
Administrative servicing fees Class R2	12
Administrative servicing fees Institutional Service Class	2
Registration and filing fees	56,147
Professional fees	42,173
Printing fees	17,986
Trustee fees	10,294
Custodian fees	10,227
Accounting and transfer agent fees	38,966
Compliance program costs (Note 3)	862
Other	11,205

Total expenses before earnings credit and expenses reimbursed	1,344,157

Earnings credit (Note 5)	(324)
Expenses reimbursed by adviser (Note 3)	(66,467)

Net Expenses	1,277,366

NET INVESTMENT INCOME	1,573,002

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(383,592)
Net change in unrealized appreciation/(depreciation) from investments	689,777

Net realized/unrealized gains from investments	306,185

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,879,187

The accompanying notes are an integral part of these financial statements.

118	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$1,573,002	$2,146,310
Net realized losses from investment transactions	(383,592)	(126,505)
Net change in unrealized appreciation/(depreciation) from investments	689,777	(1,018,053)

Change in net assets resulting from operations	1,879,187	1,001,752

Distributions to Shareholders From:
Net investment income:
Class A	(222,517)	(223,701)
Class R2	(232)	(498)
Institutional Service Class	(137)	(155)
Institutional Class	(2,747,009)	(3,303,496)

Change in net assets from shareholder distributions	(2,969,895)	(3,527,850)

Change in net assets from capital transactions	32,705,060	17,302,565

Change in net assets	31,614,352	14,776,467

Net Assets:
Beginning of year	256,516,576	241,740,109

End of year	$288,130,928	$256,516,576

Accumulated distributions in excess of net investment income at end of year	$(233,107)	$(252,025)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,774,517	$54,163,586
Dividends reinvested	113,713	107,917
Cost of shares redeemed	(35,636,497)	(28,791,242)

Total Class A Shares	(9,748,267)	25,480,261

Class R2 Shares
Proceeds from shares issued	22,086	66,398
Dividends reinvested	13	143
Cost of shares redeemed	(33,066)	(76,560)

Total Class R2 Shares	(10,967)	(10,019)

Institutional Service Class Shares
Proceeds from shares issued	10,000	–
Dividends reinvested	132	155
Cost of shares redeemed	(13,462)	–

Total Institutional Service Class Shares	(3,330)	155

Institutional Class Shares
Proceeds from shares issued	67,085,340	32,593,940
Dividends reinvested	2,739,403	3,302,451
Cost of shares redeemed	(27,357,119)	(44,064,223)

Total Institutional Class Shares	42,467,624	(8,167,832)

Change in net assets from capital transactions	$32,705,060	$17,302,565

2012 Annual Report	119

Statements of Changes in Net Assets (Continued)

	Nationwide Enhanced Income Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	2,875,552	6,002,845
Reinvested	12,689	11,956
Redeemed	(3,974,748)	(3,192,564)

Total Class A Shares	(1,086,507)	2,822,237

Class R2 Shares
Issued	2,465	7,334
Reinvested	1	15
Redeemed	(3,690)	(8,473)

Total Class R2 Shares	(1,224)	(1,124)

Institutional Service Class Shares
Issued	1,117	–
Reinvested	15	16
Redeemed	(1,503)	–

Total Institutional Service Class Shares	(371)	16

Institutional Class Shares
Issued	7,491,024	3,615,149
Reinvested	305,924	366,168
Redeemed	(3,055,371)	(4,893,848)

Total Institutional Class Shares	4,741,577	(912,531)

Total change in shares	3,653,475	1,908,598

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

120	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$8.98	0.03	0.01	0.04	(0.08)	(0.08)	$8.94	0.41%		$23,631,574	0.73%	0.35%	0.75%	64.89%
Year Ended October 31, 2011 (d)	$9.07	0.05	(0.04)	0.01	(0.10)	(0.10)	$8.98	0.15%		$33,488,311	0.71%	0.58%	0.72%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.09	(0.03)	0.06	(0.16)	(0.16)	$9.07	0.65%		$8,219,186	0.76%	1.03%	0.81%	63.29%
Year Ended October 31, 2009 (d)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%		$3,595,763	0.87%	2.46%	0.96%	64.69%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%		$2,157,832	0.72%	3.70%	0.80%	84.97%

Class R2 Shares (e)
Year Ended October 31, 2012 (d)	$8.98	0.01	–	0.01	(0.05)	(0.05)	$8.94	0.16%		$32,988	0.98%	0.09%	1.01%	64.89%
Year Ended October 31, 2011 (d)	$9.07	0.02	(0.04)	(0.02)	(0.07)	(0.07)	$8.98	(0.33%	)	$44,119	1.06%	0.27%	1.08%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.07	(0.03)	0.04	(0.14)	(0.14)	$9.07	0.58%		$54,768	1.01%	0.82%	1.06%	63.29%
Year Ended October 31, 2009 (d)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%		$57,411	0.96%	1.51%	1.06%	64.69%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%		$1,133	0.99%	3.50%	1.04%	84.97%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$8.99	0.05	0.01	0.06	(0.10)	(0.10)	$8.95	0.79%		$10,000	0.47%	0.60%	0.51%	64.89%
Year Ended October 31, 2011 (d)	$9.08	0.06	(0.05)	0.01	(0.10)	(0.10)	$8.99	0.17%		$13,384	0.70%	0.62%	0.71%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.11	(0.03)	0.08	(0.17)	(0.17)	$9.08	0.86%		$13,363	0.70%	1.15%	0.75%	63.29%
Year Ended October 31, 2009 (d)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%		$13,257	0.66%	2.59%	0.76%	64.69%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%		$12,790	0.49%	3.98%	0.55%	84.97%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$8.98	0.05	0.01	0.06	(0.10)	(0.10)	$8.94	0.69%		$264,456,366	0.45%	0.61%	0.48%	64.89%
Year Ended October 31, 2011 (d)	$9.07	0.08	(0.04)	0.04	(0.13)	(0.13)	$8.98	0.41%		$222,970,762	0.45%	0.87%	0.46%	69.89%
Year Ended October 31, 2010 (d)	$9.16	0.13	(0.03)	0.10	(0.19)	(0.19)	$9.07	1.13%		$233,452,792	0.45%	1.39%	0.50%	63.29%
Year Ended October 31, 2009 (d)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%		$207,636,356	0.47%	2.54%	0.56%	64.69%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%		$169,247,191	0.43%	4.03%	0.50%	84.97%

Amount designated as “-” is zero or has been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	121

Nationwide Government Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Government Bond Fund (Institutional Service Class) returned 4.70% versus 3.71% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 65 funds as of October 31, 2012) was 3.61% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Fund performance during the reporting period was driven by the Fund’s significant out-of-benchmark position in Agency mortgage-backed securities (MBS), which benefited from gradually improving housing market conditions and economic fundamentals. Open-market purchases of MBS by the Federal Reserve due to the Quantitative Easing (QE3) program also benefited the asset class. Within the Agency MBS category, the lower-coupon securities provided the strongest performance during the reporting period, driven by slower prepay speeds relative to higher-coupon issues as well as continued Fed QE purchases. The Fund’s holdings in Federal Agency notes contributed to Fund performance during the reporting period; these notes were boosted by strong market statistics and continued QE3 support.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s small cash holding during the reporting period, held for ongoing liquidity purposes and not part of the Fund’s benchmark, reduced relative Fund performance as cash yields were low and continue to be low, given the Fed’s current monetary policy.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

122	Annual Report 2012

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.32%	5.70%	4.51%
	w/SC2	(0.13)%	4.78%	4.05%
Class B3	w/o SC1	3.77%	5.05%	3.90%
	w/SC4	(1.22)%	4.72%	3.90%
Class C5	w/o SC1	3.67%	5.06%	3.89%
	w/SC6	2.68%	5.06%	3.89%
Class R2[7,8,9]		4.12%	5.47%	4.37%
Institutional Service Class[10]	w/o SC1	4.70%	6.01%	4.81%
	w/SC11	(0.03)%	5.05%	4.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns, for periods prior to the creation of the Funds Class R2 Shares on October 1, 2003, include the performance of the Fund’s Class D shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class R2 shares would have been lower.

[10]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[11]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

Expense Ratio*
Class A	1.13%
Class B	1.77%
Class C	1.77%
Class R2	1.34%
Institutional Service Class Shares	0.87%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	123

Fund Performance (Continued)	Nationwide Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Government Bond Fund versus the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The BofAML AAA U.S. Treasury/Agency Master Index is an unmanaged index that gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

124	Annual Report 2012

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Government Bond Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,026.70	5.55	1.09
	Hypothetical	[b]	1,000.00	1,019.66	5.53	1.09
Class B Shares	Actual		1,000.00	1,024.40	8.85	1.74
	Hypothetical	[b]	1,000.00	1,016.39	8.82	1.74
Class C Shares	Actual		1,000.00	1,023.40	8.80	1.73
	Hypothetical	[b]	1,000.00	1,016.44	8.77	1.73
Class R2 Shares	Actual		1,000.00	1,025.90	6.26	1.23
	Hypothetical	[b]	1,000.00	1,018.95	6.24	1.23
Institutional Service Class	Actual		1,000.00	1,029.00	4.23	0.83
Shares[c]	Hypothetical	[b]	1,000.00	1,020.96	4.22	0.83

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

2012 Annual Report	125

Portfolio Summary October 31, 2012	Nationwide Government Bond Fund

Asset Allocation †
U.S. Government Mortgage Backed Agencies	45.2%
U.S. Government Sponsored & Agency Obligations	29.0%
Mutual Fund	19.9%
Sovereign Bond	6.6%
U.S. Treasury Notes	6.2%
U.S. Treasury Bond	6.0%
Collateralized Mortgage Obligations	3.1%
Liabilities in excess of other assets	(16.0%)

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	17.2%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 3.50%, 11/15/42	13.6%
Federal National Mortgage Association, 2.25%, 03/15/16	7.5%
Federal National Mortgage Association Pool, 2.50%, 03/01/27	5.7%
Israel Government AID Bond, 5.50%, 12/04/23	5.6%
U.S. Treasury Bond, 3.00%, 05/15/42	5.1%
Federal National Mortgage Association Pool, 4.04%, 02/01/15	4.7%
Federal National Mortgage Association Pool, 3.50%, 12/01/20	4.6%
Federal National Mortgage Association, 8.20%, 03/10/16	4.5%
Federal Home Loan Mortgage Corp., 1.00%, 07/28/17	4.3%
Other Holdings	27.2%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

126	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 3.1%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS
Series 1684, Class I, 6.50%, 03/15/24	$845,058	$963,231
Series 2296, Class H, 6.50%, 03/15/31	50,385	58,079
Federal National Mortgage Association REMICS
Series 1988-25, Class B, 9.25%, 10/25/18	4,230	4,826
Series 1990-7, Class B, 8.50%, 01/25/20	13,787	15,613
Series 1993-16, Class Z, 7.50%, 02/25/23	56,840	65,366
Series 1993-226, Class PK, 6.00%, 12/25/23	446,765	493,084
Series 2003-66, Class AP, 3.50%, 11/25/32	697,792	718,771
Series 1998-73, Class MZ, 6.30%, 10/17/38	1,326,613	1,442,440

Total Collateralized Mortgage Obligations (cost $3,464,250)		3,761,410

Sovereign Bond 6.6%
ISRAEL 6.6%
Israel Government AID Bond, 5.50%, 12/04/23	6,000,000	7,933,326

Total Sovereign Bond (cost $7,455,971)		7,933,326

U.S. Government Mortgage Backed Agencies 45.2%
Federal Home Loan Mortgage Corp. Gold Pool TBA
3.50%, 11/15/42	18,000,000	19,133,438
Federal National Mortgage Association Pool
Pool# 463344
4.04%, 02/01/15	6,208,339	6,570,256
Pool# 381190
7.90%, 08/01/15	1,340,583	1,439,474
Pool# 383142
7.11%, 10/01/15	1,019,724	1,015,754
Pool# MA0598
3.50%, 12/01/20	6,068,838	6,441,726
Pool# 874740
6.32%, 07/01/22	1,679,057	2,032,197
Pool# 874982
6.81%, 11/01/25	1,661,017	2,029,622
Pool# AK7645
2.50%, 03/01/27	7,681,900	8,046,296

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 385258
6.65%, 07/01/27	$1,181,438	$1,385,867
Pool# 387114
5.62%, 09/01/34	1,113,127	1,295,131
Pool# 773298
2.40%, 04/01/35 (a)	2,031,806	2,176,599
Pool# 813605
2.30%, 07/01/36 (a)	665,836	717,477
Pool# 745769
2.64%, 07/01/36 (a)	2,356,269	2,522,454

Total U.S. Government Mortgage Backed Agencies (cost $53,043,287)		54,806,291

U.S. Government Sponsored & Agency Obligations 29.0%
Federal Home Loan Banks
1.63%, 06/14/19	4,000,000	4,101,572
5.37%, 09/09/24	2,615,000	3,471,235
Federal Home Loan Mortgage Corp. 1.00%, 07/28/17	6,000,000	6,062,640
Federal National Mortgage Association
8.20%, 03/10/16	5,000,000	6,261,755
2.25%, 03/15/16	10,000,000	10,566,690
Financing Corp. (FICO) 0.00%, 10/05/17	4,966,000	4,651,915

Total U.S. Government Sponsored & Agency Obligations (cost $34,471,712)		35,115,807

U.S. Treasury Bond 6.0%
U.S. Treasury Bond, 3.00%, 05/15/42	7,000,000	7,230,783

Total U.S. Treasury Bond (cost $7,542,021)		7,230,783

U.S. Treasury Notes 6.2%
U.S. Treasury Notes
1.38%, 02/28/19	2,000,000	2,047,032
2.63%, 08/15/20	5,000,000	5,495,310

Total U.S. Treasury Notes (cost $7,060,300)		$7,542,342

2012 Annual Report	127

Statement of Investments (Continued)

October 31, 2012

Nationwide Government Bond Fund (Continued)

Mutual Fund 19.9%

	Shares	Market Value

Money Market Fund 19.9%
Fidelity Institutional Money Market Fund - Institutional Class, 0.20% (b)	24,162,125	$24,162,125

Total Mutual Fund (cost $24,162,125)		24,162,125

Total Investments (cost $137,199,666) (c) — 116.0%		140,552,084

Liabilities in excess of other assets — (16.0)%		(19,425,587)

NET ASSETS — 100.0%		$121,126,497

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2012. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AID	Agency for International Development

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced

The accompanying notes are an Integral part of these financial statements.

128	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $137,199,666)	$140,552,084
Interest and dividends receivable	555,753
Receivable for investments sold	22,750
Receivable for capital shares issued	87,959
Prepaid expenses	22,616

Total Assets	141,241,162

Liabilities:
Payable for investments purchased	19,260,250
Distributions payable	9,645
Payable for capital shares redeemed	709,013
Accrued expenses and other payables:
Investment advisory fees	51,780
Fund administration fees	20,746
Distribution fees	13,094
Administrative servicing fees	19,834
Accounting and transfer agent fees	5,920
Trustee fees	367
Custodian fees	739
Compliance program costs (Note 3)	57
Professional fees	11,055
Printing fees	11,225
Other	940

Total Liabilities	20,114,665

Net Assets	$121,126,497

Represented by:
Capital	$114,746,454
Accumulated distributions in excess of net investment income	(126,074)
Accumulated net realized gains from investment transactions	3,153,699
Net unrealized appreciation/(depreciation) from investments	3,352,418

Net Assets	$121,126,497

Net Assets:
Class A Shares	$48,503,301
Class B Shares	429,654
Class C Shares	2,031,828
Class R2 Shares	1,461,777
Institutional Service Class Shares	68,699,937

Total	$121,126,497

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,514,792
Class B Shares	39,974
Class C Shares	189,135
Class R2 Shares	135,934
Institutional Service Class Shares	6,393,246

Total	11,273,081

2012 Annual Report	129

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.74
Class B Shares (a)	$10.75
Class C Shares (b)	$10.74
Class R2 Shares	$10.75
Institutional Service Class Shares	$10.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.22

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

130	Annual Report 2012

Statements of Operations

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$3,411,706
Dividend income	11,218

Total Income	3,422,924

EXPENSES:
Investment advisory fees	647,991
Fund administration fees	139,362
Distribution fees Class A	127,572
Distribution fees Class B	6,393
Distribution fees Class C	21,027
Distribution fees Class R2	7,317
Administrative servicing fees Class A	61,621
Administrative servicing fees Class R2	829
Administrative servicing fees Institutional Service Class (a)	73,534
Registration and filing fees	57,432
Professional fees	32,020
Printing fees	7,076
Trustee fees	5,147
Custodian fees	5,052
Accounting and transfer agent fees	49,952
Compliance program costs (Note 3)	114
Other	9,250

Total expenses before earnings credit	1,251,689

Earnings credit (Note 5)	(15)

Net Expenses	1,251,674

NET INVESTMENT INCOME	2,171,250

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,863,104
Net change in unrealized appreciation/(depreciation) from investments	(339,059)

Net realized/unrealized gains from investments	3,524,045

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,695,295

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	131

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$2,171,250	$3,405,321
Net realized gains from investment transactions	3,863,104	3,719,685
Net change in unrealized appreciation/(depreciation) from investments	(339,059)	(2,892,181)

Change in net assets resulting from operations	5,695,295	4,232,825

Distributions to Shareholders From:
Net investment income:
Class A	(1,005,629)	(1,308,162)
Class B	(8,772)	(17,831)
Class C	(28,204)	(42,140)
Class R2	(26,024)	(36,613)
Institutional Service Class (a)	(1,668,471)	(2,223,075)
Institutional Class (b)	–	(2)
Net realized gains:
Class A	(1,343,910)	(2,075,949)
Class B	(21,654)	(40,603)
Class C	(56,890)	(96,338)
Class R2	(40,077)	(63,026)
Institutional Service Class (a)	(2,016,525)	(3,197,782)
Institutional Class (b)	–	–

Change in net assets from shareholder distributions	(6,216,156)	(9,101,521)

Change in net assets from capital transactions	(12,968,427)	(13,046,858)

Change in net assets	(13,489,288)	(17,915,554)

Net Assets:
Beginning of year	134,615,785	152,531,339

End of year	$121,126,497	$134,615,785

Accumulated distributions in excess of net investment income at end of year	$(126,074)	$(259,100)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	11,300,196	10,695,202
Dividends reinvested	2,214,697	3,217,061
Cost of shares redeemed	(16,585,737)	(17,295,984)

Total Class A Shares	(3,070,844)	(3,383,721)

Class B Shares
Proceeds from shares issued	31,951	60,507
Dividends reinvested	9,782	22,233
Cost of shares redeemed	(445,238)	(363,428)

Total Class B Shares	(403,505)	(280,688)

Class C Shares
Proceeds from shares issued	924,322	630,551
Dividends reinvested	49,506	80,378
Cost of shares redeemed	(819,905)	(1,313,553)

Total Class C Shares	153,923	(602,624)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

(b)	Effective November 29, 2010, Institutional Class Shares were liquidated.

132	Annual Report 2012

	Nationwide Government Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$328,302	$833,075
Dividends reinvested	25,194	26,010
Cost of shares redeemed	(315,673)	(1,030,241)

Total Class R2 Shares	37,823	(171,156)

Institutional Service Class Shares (a)
Proceeds from shares issued	10,556,392	9,863,791
Dividends reinvested	3,491,383	5,141,246
Cost of shares redeemed	(23,733,599)	(23,612,661)

Total Institutional Service Class Shares	(9,685,824)	(8,607,624)

Institutional Class Shares (b)
Proceeds from shares issued	–	–
Dividends reinvested	–	2
Cost of shares redeemed	–	(1,047)

Total Institutional Class Shares	–	(1,045)

Change in net assets from capital transactions	$(12,968,427)	$(13,046,858)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,062,303	1,003,010
Reinvested	208,491	307,934
Redeemed	(1,556,911)	(1,637,215)

Total Class A Shares	(286,117)	(326,271)

Class B Shares
Issued	2,980	5,714
Reinvested	920	2,131
Redeemed	(41,926)	(34,299)

Total Class B Shares	(38,026)	(26,454)

Class C Shares
Issued	86,568	59,360
Reinvested	4,666	7,714
Redeemed	(77,303)	(124,301)

Total Class C Shares	13,931	(57,227)

Class R2 Shares
Issued	30,744	79,162
Reinvested	2,369	2,485
Redeemed	(29,733)	(98,079)

Total Class R2 Shares	3,380	(16,432)

Institutional Service Class Shares(a)
Issued	993,424	923,311
Reinvested	328,651	491,885
Redeemed	(2,229,225)	(2,229,368)

Total Institutional Class Service Shares	(907,150)	(814,172)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

(b)	Effective November 29, 2010, Institutional Class Shares were liquidated.

2012 Annual Report	133

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares (b)
Issued	–	–
Reinvested	–	–
Redeemed	–	(95)

Total Institutional Class Shares	–	(95)

Total change in shares	(1,213,982)	(1,240,651)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective November 29, 2010, Institutional Class Shares were liquidated.

The accompanying notes are an integral part of these financial statements.

134	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	(0.49)	–	$10.74	4.32%	$48,503,301	1.11%	1.53%	1.11%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%	$51,748,983	1.12%	2.39%	1.12%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%	$56,960,722	1.14%	2.60%	1.14%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%	$54,052,272	1.16%	3.23%	1.16%	77.90%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%	82.40%

Class B Shares
Year Ended October 31, 2012 (d)	$10.78	0.10	0.29	0.39	(0.14)	(0.28)	(0.42)	–	$10.75	3.77%	$429,654	1.74%	0.94%	1.74%	81.08%
Year Ended October 31, 2011 (d)	$11.12	0.19	0.08	0.27	(0.20)	(0.41)	(0.61)	–	$10.78	2.74%	$841,153	1.76%	1.75%	1.76%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.22	0.45	0.67	(0.26)	(0.16)	(0.42)	–	$11.12	6.27%	$1,161,026	1.74%	2.02%	1.74%	91.55%
Year Ended October 31, 2009 (d)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$1,314,664	1.78%	2.62%	1.78%	77.90%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%	82.40%

Class C Shares
Year Ended October 31, 2012 (d)	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	(0.42)	–	$10.74	3.67%	$2,031,828	1.74%	0.90%	1.74%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%	$1,888,397	1.76%	1.75%	1.76%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%	$2,582,146	1.74%	2.01%	1.74%	91.55%
Year Ended October 31, 2009 (d)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$2,225,145	1.78%	2.65%	1.78%	77.90%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%	82.40%

Class R2 Shares (e)
Year Ended October 31, 2012 (d)	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	(0.47)	–	$10.75	4.12%	$1,461,777	1.29%	1.34%	1.29%	81.08%
Year Ended October 31, 2011 (d)	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%	$1,430,128	1.33%	2.19%	1.33%	119.20%
Year Ended October 31, 2010 (d)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%	$1,656,631	1.37%	2.41%	1.37%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%	$1,883,821	1.45%	2.88%	1.45%	77.90%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%	82.40%

Institutional Service Class Shares (f)
Year Ended October 31, 2012 (d)	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	(0.52)	–	$10.75	4.70%	$68,699,937	0.83%	1.81%	0.83%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%	$78,707,124	0.86%	2.65%	0.86%	119.20%
Year Ended October 31, 2010 (d)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%	$90,169,759	0.86%	2.89%	0.86%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%	$97,806,444	0.88%	3.52%	0.88%	77.90%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%	82.40%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(f)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	135

Nationwide Inflation-Protected Securities Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the period from the Fund’s inception on September 17, 2012, through October 31, 2012, the Nationwide Inflation-Protected Securities Fund (Institutional Class) returned 0.60%. For the one-month period ended October 31, 2012, the Fund returned 0.70% and the Fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) IndexSM, returned 0.87%. For broader comparison, the average return for the Fund’s closest Lipper peer category of Inflation-Protected Bond Funds (consisting of 189 funds as of October 31, 2012) was 0.69% for the one month ended October 31, 2012.

Please note that the Fund has an inception date of September17, 2012, giving it slightly less than a two-month track record. This abbreviated reporting period provides limited insights.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

This portfolio was launched on September 17, 2012, and was invested fully 100% in Treasury Inflation-Protected Securities (TIPS) through October 31, 2012.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

This portfolio was launched on September 17, 2012, and was invested fully 100% in Treasury Inflation-Protected Securities (TIPS) through October 31, 2012.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

136	Annual Report 2012

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For the period ended October 31, 2012)

		Inception[4]
Class A	w/o SC1	0.50%
	w/SC2	(3.74)%
Institutional Class[3]		0.60%

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Since inception date of September 17, 2012.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.85%	0.80%
Institutional Class	0.35%	0.30%
*	Current effective prospectus dated September 17, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	137

Fund Performance (Continued)	Nationwide Inflation-Protected Securities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Inflation-Protected Securities Fund from inception through 10/31/12 versus the Barclays U.S. Treasury Inflation Protected Securities (TIPS) IndexSM(a) and the Consumer Price Index (CPI)(b) from 10/1/12 through 10/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Barclays TIPS IndexSM is an unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, fixed-rate, nonconvertible, investment-grade, publicly issued U.S. TIPS with $250 million or more in outstanding face value and a remaining maturity of at least one year.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

138	Annual Report 2012

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (September 18, 2012, commencement of operations) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from September 18, 2012 (commencement of operations) through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from September 18, 2012 (commencement of operations) through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Inflation-Protected Securities Fund		Beginning Account Value ($) 09/18/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 09/18/12 - 10/31/12[a]	Expense Ratio During Period (%) 09/18/12 - 10/31/12[a]
Class A Shares	Actual	1,000.00	1,005.00	0.66	0.55
	Hypothetical[b]	1,000.00	1,005.35	0.66	0.55
Institutional Class Shares	Actual	1,000.00	1,006.00	0.36	0.30
	Hypothetical[b]	1,000.00	1,005.65	0.36	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 18, 2012 (commencement of operations) through October 31, 2012 multiplied to reflect the period of September 18, 2012 (commencement of operations) through October 31, 2012. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	139

Portfolio Summary October 31, 2012	Nationwide Inflation-Protected Securities Fund

Asset Allocation †
U.S. Treasury Bonds	96.2%
Mutual Fund	3.5%
Other assets in excess of liabilities	0.3%

100.0%

Top Holdings ††
U.S. Treasury Inflation Indexed Bonds, 0.63%, 07/15/21	13.1%
U.S. Treasury Inflation Indexed Bonds, 1.13%, 01/15/21	12.1%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/16	11.8%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/17	11.7%
U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28	10.3%
U.S. Treasury Inflation Indexed Bonds, 1.88%, 07/15/15	9.8%
U.S. Treasury Inflation Indexed Bonds, 3.88%, 04/15/29	9.1%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	6.5%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 02/15/41	6.5%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 07/15/14	5.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20%	3.5%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

140	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Inflation-Protected Securities Fund

U.S. Treasury Bonds 96.2%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
2.00%, 07/15/14	$2,000,000	$2,589,515
1.88%, 07/15/15	3,500,000	4,530,509
0.13%, 04/15/16	5,000,000	5,501,494
0.13%, 04/15/17	5,000,000	5,439,184
1.13%, 01/15/21	4,500,000	5,604,444
0.63%, 07/15/21	5,200,000	6,081,789
2.38%, 01/15/25	1,800,000	3,007,906
3.63%, 04/15/28	2,100,000	4,803,209
3.88%, 04/15/29	1,800,000	4,235,240
2.13%, 02/15/41	1,900,000	2,998,824

Total U.S. Treasury Bonds (cost $44,627,702)		44,792,114

Mutual Fund 3.5%

	Shares	Market Value

Money Market Fund 3.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (a)	1,644,124	1,644,124

Total Mutual Fund (cost $1,644,124)		1,644,124

Total Investments (cost $46,271,826) (b) — 99.7%		46,436,238
Other assets in excess of liabilities — 0.3%		159,521

NET ASSETS — 100.0%		$46,595,759

(a)	Represents 7-day effective yield as of October 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	141

Statement of Assets and Liabilities

October 31, 2012

Nationwide Inflation-Protected Securities Fund
Assets:
Investments, at value (cost $46,271,826)	$46,436,238
Interest and dividends receivable	98,113
Receivable for capital shares issued	63,759
Receivable for investment advisory fees	5,203
Prepaid organization and offering costs	8,423
Prepaid expenses	30

Total Assets	46,611,766

Liabilities:
Payable for capital shares redeemed	44
Accrued expenses and other payables:
Fund administration fees	874
Distribution fees	2
Accounting and transfer agent fees	256
Trustee fees	103
Custodian fees	205
Compliance program costs (Note 3)	51
Professional fees	11,831
Printing fees	2,464
Other	177

Total Liabilities	16,007

Net Assets	$46,595,759

Represented by:
Capital	$46,311,892
Accumulated undistributed net investment income	119,455
Net unrealized appreciation/(depreciation) from investments	164,412

Net Assets	$46,595,759

Net Assets:
Class A Shares	$21,277
Institutional Class Shares	46,574,482

Total	$46,595,759

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,117
Institutional Class Shares	4,630,996

Total	4,633,113

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.05
Institutional Class Shares	$10.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.50

Maximum Sales Charge:
Class A Shares	4.25%

The accompanying notes are an integral part of these financial statements.

142	Annual Report 2012

Statement of Operations

For the Period Ended October 31, 2012

Nationwide Inflation-Protected Securities Fund (a)
INVESTMENT INCOME:
Interest income	$128,317
Dividend income	532

Total Income	128,849

EXPENSES:
Organization and offering costs	7,216
Investment advisory fees	13,821
Fund administration fees	1,226
Distribution fees Class A	3
Professional fees	11,831
Printing fees	2,558
Trustee fees	103
Custodian fees	205
Accounting and transfer agent fees	256
Compliance program costs (Note 3)	51
Other	494

Total expenses before earnings credit and expenses reimbursed	37,764

Earnings credit (Note 5)	(1)
Expenses reimbursed by adviser (Note 3)	(21,150)

Net Expenses	16,613

NET INVESTMENT INCOME	112,236

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net change in unrealized appreciation/(depreciation) from investments	164,412

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$276,648

(a)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	143

Statement of Changes in Net Assets

Nationwide Inflation-Protected Securities Fund
Period ended October 31, 2012 (a)
Operations:
Net investment income	$112,236
Net change in unrealized appreciation/(depreciation) from investments	164,412

Change in net assets resulting from operations	276,648

Change in net assets from capital transactions	46,319,111

Change in net assets	46,595,759

Net Assets:
Beginning of period	–

End of period	$46,595,759

Accumulated undistributed net investment income at end of period	$119,455

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,223
Dividends reinvested	–
Cost of shares redeemed	–

Total Class A Shares	21,223

Institutional Class Shares
Proceeds from shares issued	47,067,676
Dividends reinvested	–
Cost of shares redeemed	(769,788)

Total Institutional Class Shares	46,297,888

Change in net assets from capital transactions	$46,319,111

SHARE TRANSACTIONS:
Class A Shares
Issued	2,117
Reinvested	–
Redeemed	–

Total Class A Shares	2,117

Institutional Class Shares
Issued	4,708,024
Reinvested	–
Redeemed	(77,028)

Total Institutional Class Shares	4,630,996

Total change in shares	4,633,113

Amounts designated as “-” are zero or have been rounded to zero.

(a)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

144	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.03	0.05	–	–	$10.05	0.50%	$21,277	0.55%	1.75%	0.92%	–

Institutional Class Shares
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.04	0.06	–	–	$10.06	0.60%	$46,574,482	0.30%	2.03%	0.68%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.
(g)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	145

Nationwide Money Market Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Money Market Fund (Institutional Class) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Institutional Money Market Funds (consisting of 296 funds as of October 31, 2012) was 0.06% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The investments that provided the most positive returns for the Fund during the reporting period were in the banking sector. The Fund’s holdings in asset-backed commercial paper also contributed to relative Fund performance during the reporting period.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

During the reporting period, overnight securities were the only Fund holdings that detracted from Fund performance. These holdings were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

Subadviser:

Federated Investment Management Company

146	Annual Report 2012

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Prime[1]	0.00%	0.56%	1.57%
Institutional Class[1]	0.00%	0.58%	1.61%
Service Class[1]	0.00%	0.54%	1.49%

[1]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Expense Ratio*
Prime	0.60%	0.60%
Institutional Class	0.48%	0.48%
Service Class	0.88%	0.77%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	147

Fund Performance (Continued)	Nationwide Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail Index is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

148	Annual Report 2011

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Money Market Fund		Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Prime Shares	Actual	1,000.00	1,000.00	1.51	0.30
	Hypothetical[b]	1,000.00	1,023.63	1.53	0.30
Institutional Class Shares	Actual	1,000.00	1,000.00	1.51	0.30
	Hypothetical[b]	1,000.00	1,023.63	1.53	0.30
Service Class Shares	Actual	1,000.00	1,000.00	1.51	0.30
	Hypothetical[b]	1,000.00	1,023.63	1.53	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	149

Portfolio Summary October 31, 2012	Nationwide Money Market Fund

Asset Allocation †
Commercial Paper	52.1%
Municipal Bonds	8.7%
Certificates of Deposit	8.5%
Repurchase Agreement	7.4%
U.S. Treasury Notes	6.9%
Corporate Bonds	6.2%
Mutual Fund	5.4%
Asset-Backed Securities	4.7%
U.S. Government Sponsored & Agency Obligations	1.3%
Liabilities in excess of other assets	(1.2)%

100.0%

Top Industries ††
Finance-Retail	17.6%
Banking	15.4%
Finance-Commercial	11.4%
Finance-Automotive	10.8%
Municipal Bond	8.6%
U.S. Treasury Notes	6.8%
Asset Management	5.4%
Electric Power	4.9%
Food & Beverage	3.3%
Sovereign	1.3%
Other Industries *	14.5%

100.0%

Top Holdings ††
Federated Prime Obligations Fund, Institutional Shares	5.4%
U.S. Treasury Notes	3.1%
Royal Bank of Canada, Montreal	2.9%
Atlantic Asset Securitization LLC	2.9%
Chariot Funding LLC	2.9%
Alaska State Housing Finance Corp.	2.6%
Bank of America N.A.	2.6%
Sanofi-Aventis SA	2.6%
BlackRock MuniYield Investment Quality Fund	2.6%
Electricite de France SA	2.5%
Other Holdings *	69.9%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

150	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Money Market Fund

Asset-Backed Securities 4.7%

	Principal Amount	Market Value

Banking 0.9%
HLSS Servicer Advance Receivables Trust, Series 2012-MM1, Class A, 0.65%, 09/16/13 (a)(b)	$12,692,354	$12,692,354

Finance-Automotive 1.1%
Ally Auto Receivables Trust, Series 2012-SN1, Class A1, 0.25%, 09/20/13	3,980,562	3,980,562
CarMax Auto Owner Trust, Series 2012-2, Class A1, 0.29%, 06/17/13	1,990,612	1,990,612
Santander Drive Auto Receivables Trust
Series 2012-4, Class A1, 0.43%, 07/15/13	2,381,494	2,381,494
Series 2012-5, Class A1, 0.34%, 08/15/13	3,190,569	3,190,569
Series 2012-6, Class A1, 0.30%, 10/15/13	5,000,000	5,000,000

		16,543,237

Finance-Retail 1.2%
Arkle Master Issuer PLC, Series 2012-1A, Class 1A, 0.41%, 02/17/13 (b)(c)	5,000,000	5,000,000
Fosse Master Issuer PLC, Series 2012-1A, Class 1A1, 0.39%, 04/18/13 (b)(c)	5,000,000	5,000,000
Gracechurch Mortgage Financing PLC, Series 2011-1A, Class 1A, 0.41%, 11/20/12 (b)(c)	3,500,000	3,500,000
Holmes Master Issuer PLC, Series 2012-1A, Class A1, 0.41%, 01/15/13 (b)(c)	5,000,000	5,000,000

		18,500,000

Other Asset-Backed Securities 1.5%
GE Equipment Transportation LLC, Series 2012-1, Class A1, 0.39%, 03/22/13	1,305,610	1,305,610
Macquarie Equipment Funding Trust, Series 2012-A, Class A1, 0.45%, 10/21/13 (b)	10,000,000	10,000,000
MMAF Equipment Finance LLC, Series 2012-AA, Class A1, 0.35%, 07/10/13 (b)	11,515,696	11,515,695

		22,821,305

Total Asset-Backed Securities (cost $70,556,896)		70,556,896

Certificates of Deposit 8.5%

	Principal Amount	Market Value

Banking 8.5%
Bank of Montreal, 0.40%, 11/12/13 (c)	$13,000,000	$13,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.33%, 12/12/12	20,000,000	20,000,000
Deutsche Bank AG, 0.38%, 11/05/12	15,000,000	15,000,000
Royal Bank of Canada, Montreal
0.51%, 02/06/13 (c)	10,000,000	10,000,000
0.45%, 05/22/13 (c)	44,000,000	44,000,000
Sumitomo Mitsui Banking Corp., 0.30%, 01/24/13	10,000,000	10,000,000
Toronto Dominion Bank
0.31%, 07/26/13 (c)	5,000,000	5,000,000
0.40%, 09/13/13 (c)	10,000,000	10,000,000

		127,000,000

Total Certificates of Deposit (cost $127,000,000)		127,000,000

Commercial Paper 52.1%
Banking 2.5%
Matchpoint Master Trust, 0.28%, 11/13/12 (b)	23,000,000	22,997,853
Societe Generale North America, Inc., 0.37%, 12/27/12	15,000,000	15,000,000

		37,997,853

Electric Power 5.0%
Electricite de France SA
0.42%, 01/18/13 (b)	36,105,000	36,072,145
0.41%, 01/31/13 (b)	38,000,000	37,960,617

		74,032,762

Finance-Automotive 9.9%
FCAR Owner Trust
0.24%, 11/09/12	10,000,000	9,999,467
0.23%, 12/03/12	26,000,000	25,994,684
0.42%, 01/15/13	13,000,000	12,988,625
0.40%, 03/20/13	22,000,000	21,966,022
Toyota Motor Credit Corp.
0.38%, 11/05/12	15,000,000	14,999,367
0.22%, 11/09/12	7,500,000	7,499,633
0.40%, 11/13/12	18,000,000	17,997,600
0.41%, 11/14/12	20,000,000	19,997,039
0.35%, 12/07/12	12,000,000	11,995,800
0.34%, 02/19/13	3,700,000	3,696,156

		147,134,393

2012 Annual Report	151

Statement of Investments (Continued)

October 31, 2012

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Commercial 10.8%
Atlantic Asset Securitization LLC, 0.40%, 12/18/12 (b)	$44,000,000	$43,977,022
Fairway Finance LLC
0.26%, 12/17/12 (b)	20,000,000	20,000,000
0.24%, 01/11/13 (b)	14,300,000	14,293,231
0.20%, 01/23/13 (b)	12,500,000	12,494,380
General Electric Capital Corp.
0.35%, 11/19/12	28,000,000	27,995,100
0.32%, 02/19/13	21,500,000	21,478,978
Market Street Funding LLC, 0.21%, 11/20/12 (b)	20,700,000	20,697,706

		160,936,417

Finance-Retail 16.5%
Barton Capital LLC, 0.35%, 11/02/12 (b)	10,000,000	9,999,903
Chariot Funding LLC
0.21%, 11/21/12 (b)	43,000,000	42,994,983
0.33%, 03/08/13 (b)	32,300,000	32,262,398
Jupiter Securitization Co. LLC
0.19%, 11/29/12 (b)	25,000,000	24,996,305
0.25%, 12/13/12 (b)	16,200,000	16,195,275
Salisbury Receivables Co. LLC
0.25%, 11/02/12 (b)	29,000,000	28,999,798
0.32%, 11/05/12 (b)	24,000,000	23,999,147
Sheffield Receivables Corp.
0.30%, 11/08/12 (b)	1,000,000	999,942
0.30%, 11/15/12 (b)	5,500,000	5,499,358
Windmill Funding Corp.
0.25%, 11/01/12 (b)	23,000,000	23,000,000
0.24%, 11/02/12 (b)	23,010,000	23,009,847
0.24%, 11/05/12 (b)	15,000,000	14,999,600

		246,956,556

Food & Beverage 3.4%
Coca-Cola Co. (The)
0.23%, 12/19/12 (b)	12,500,000	12,496,167
0.20%, 02/08/13 (b)	15,000,000	14,991,750
Nestle Capital Corp., 0.37%, 09/05/13 (b)	23,000,000	22,927,192

		50,415,109

Pharmaceuticals and Health Care 2.7%
Sanofi-Aventis SA, 0.18%, 12/28/12(b)	39,900,000	39,888,865

Sovereign 1.3%
Kells Funding, LLC
0.36%, 04/23/13 (b)	5,000,000	4,991,350
0.00%, 05/02/13 (b)	15,000,000	14,974,217

		19,965,567

Total Commercial Paper (cost $777,327,522)		777,327,522

Corporate Bonds 6.2%

	Principal Amount	Market Value

Banking 3.7%
Bank of America N.A., 0.44%, 11/19/12	$40,000,000	$40,000,000
Wells Fargo Bank, N.A., 0.44%, 11/22/13 (c)	15,000,000	15,000,000

		55,000,000

Diversified 0.8%
General Electric Co., 5.00%, 02/01/13	12,000,000	12,139,841

Finance-Commercial 0.7%
General Electric Capital Corp., 4.80%, 05/01/13	10,000,000	10,201,390

Insurance 1.0%
Metropolitan Life Insurance Co., 0.72%, 02/14/13 (a)(c)	15,000,000	15,000,000

Total Corporate Bonds (cost $92,341,231)		92,341,231

Municipal Bonds 8.7%
Alaska 2.7%
Alaska State Housing Finance Corp., 0.23%, 11/01/12 (c)	40,000,000	40,000,000

Illinois 1.3%
Illinois State, 0.36%, 11/01/12 (b)(c)	20,000,000	20,000,000

Other Territories 4.7%
BlackRock Investment Quality Municipal Trust, Inc., 0.29%, 11/01/12 (b)(c)	32,100,000	32,100,000
BlackRock MuniYield Investment Quality Fund, 0.29%, 11/01/12 (b)(c)	38,405,000	38,405,000

		70,505,000

Total Municipal Bonds (cost $130,505,000)		130,505,000

U.S. Government Sponsored & Agency Obligations 1.3%
Government Agency Securities 1.3%
Federal Home Loan Banks, 0.30%, 05/28/13	10,000,000	10,000,000
Federal Home Loan Mortgage Corp., 0.50%, 10/15/13	10,000,000	10,027,348

		20,027,348

Total U.S. Government Sponsored & Agency Obligations (cost $20,027,348)		20,027,348

152	Annual Report 2012

Mutual Fund 5.4%

	Shares	Market Value

Asset Management 5.4%
Federated Prime Obligations Fund, Institutional Shares, 0.14% (d)	80,974,915	$80,974,915

Total Mutual Fund (cost $80,974,915)		80,974,915

U.S. Treasury Notes 6.9%

	Principal Amount	Market Value

U.S. Treasury Notes
0.50%, 11/30/12	$25,000,000	25,007,083
1.38%, 01/15/13	47,000,000	47,111,872
1.75%, 04/15/13	30,000,000	30,203,399

Total U.S. Treasury Notes (cost $102,322,354)		102,322,354

Repurchase Agreement 7.4%
RBS Securities, Inc., 0.25%, dated 10/31/12, due 11/01/12, repurchase price $110,370,766, collateralized by U.S. Government Treasury Security, 1.38%, maturing 09/30/18; total market value $112,577,419.	110,370,000	110,370,000

Total Repurchase Agreement (cost $110,370,000)		110,370,000

Total Investments (cost $1,511,425,266) (e) — 101.2%		1,511,425,266
Liabilities in excess of other assets — (1.2)%		(18,406,088)

NET ASSETS — 100.0%		$1,493,019,178

(a)	Illiquid security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. The aggregate value of these securities at October 31, 2012 was $708,932,100 which represents 47.48% of net assets.
(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2012. The maturity date represents the actual maturity date.

(d)	Represents 7-day effective yield as of October 31, 2012.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	153

Statement of Assets and Liabilities

October 31, 2012

Nationwide Money Market Fund
Assets:
Investments, at value (cost $1,401,055,266)	$1,401,055,266
Repurchase agreement, at value and cost	110,370,000

Total Investments	1,511,425,266

Cash	12,294,970
Interest and dividends receivable	892,926
Receivable for capital shares issued	354,294
Prepaid expenses	322,079

Total Assets	1,525,289,535

Liabilities:
Payable for investments purchased	27,265,697
Payable for capital shares redeemed	4,173,051
Accrued expenses and other payables:
Investment advisory fees	498,716
Fund administration fees	90,543
Distribution fees	455
Administrative servicing fees	139,887
Accounting and transfer agent fees	6,183
Trustee fees	4,437
Custodian fees	7,231
Compliance program costs (Note 3)	1,308
Professional fees	26,980
Printing fees	47,019
Other	8,850

Total Liabilities	32,270,357

Net Assets	$1,493,019,178

Represented by:
Capital	$1,494,652,990
Accumulated net realized losses from investment transactions	(1,633,812)

Net Assets	$1,493,019,178

Net Assets:
Prime Shares	$501,569,163
Institutional Class Shares	987,444,505
Service Class Shares	4,005,510

Total	$1,493,019,178

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	502,222,396
Institutional Class Shares	988,689,250
Service Class Shares	4,012,182

Total	1,494,923,828

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

154	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$4,596,463
Dividend income	259,294

Total Income	4,855,757

EXPENSES:
Investment advisory fees	6,219,429
Fund administration fees	738,240
Distribution fees Service Class	6,999
Administrative servicing fees Prime Class	746,630
Administrative servicing fees Service Class	11,653
Registration and filing fees	42,137
Professional fees	94,255
Printing fees	140,533
Trustee fees	66,039
Custodian fees	58,190
Accounting and transfer agent fees	190,858
Compliance program costs (Note 3)	447
Other	31,529

Total expenses before earnings credit and fees waived	8,346,939

Earnings credit (Note 5)	(4,857)
Distribution fees voluntarily waived — Service Class (Note 3)	(6,999)
Investment advisory fees voluntarily waived (Note 3)	(2,715,627)
Investment advisory fees waived (Note 3)	(5,416)
Administrative servicing fees voluntarily waived — Prime Class (Note 3)	(746,630)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(11,653)

Net Expenses	4,855,757

NET INVESTMENT INCOME	–

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	5,247

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,247

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	155

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$–	$15,960
Net realized gains/(losses) from investment transactions	5,247	(15,791)

Change in net assets resulting from operations	5,247	169

Distributions to Shareholders From:
Net investment income:
Prime Class	–	(5,029)
Institutional Class	–	(10,875)
Service Class	–	(56)

Change in net assets from shareholder distributions	–	(15,960)

Change in net assets from capital transactions	(324,841,880)	(163,760,687)

Change in net assets	(324,836,633)	(163,776,478)

Net Assets:
Beginning of year	1,817,855,811	1,981,632,289

End of year	$1,493,019,178	$1,817,855,811

CAPITAL TRANSACTIONS:
Prime Shares
Proceeds from shares issued	$182,505,637	$296,043,858
Dividends reinvested	–	4,993
Cost of shares redeemed	(237,729,609)	(355,746,482)

Total Prime Class	(55,223,972)	(59,697,631)

Institutional Class Shares
Proceeds from shares issued	204,698,733	421,112,356
Dividends reinvested	–	10,875
Cost of shares redeemed	(473,723,564)	(523,145,218)

Total Institutional Class	(269,024,831)	(102,021,987)

Service Class Shares
Proceeds from shares issued	3,756,652	2,126,117
Dividends reinvested	–	56
Cost of shares redeemed	(4,349,729)	(4,167,242)

Total Service Class	(593,077)	(2,041,069)

Change in net assets from capital transactions	$(324,841,880)	$(163,760,687)

SHARE TRANSACTIONS:
Prime Shares
Issued	182,505,639	296,043,858
Reinvested	–	4,993
Redeemed	(237,729,609)	(355,746,482)

Total Prime Class Shares	(55,223,970)	(59,697,631)

Institutional Class Shares
Issued	204,698,744	421,112,356
Reinvested	–	10,875
Redeemed	(473,723,564)	(523,145,218)

Total Institutional Class Shares	(269,024,820)	(102,021,987)

156	Annual Report 2012

	Nationwide Money Market Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Service Class Shares
Issued	3,756,652	2,126,117
Reinvested	–	56
Redeemed	(4,349,728)	(4,167,242)

Total Service Class Shares	(593,076)	(2,041,069)

Total change in shares	(324,841,866)	(163,760,687)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	157

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations		Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Capital Contributions from Adviser		Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)
Prime Shares
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	–		$1.00	–		$501,569,163	0.30%	–	0.61%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	–		$1.00	–		$556,791,477	0.28%	–	0.58%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	–		$1.00	–		$616,494,107	0.32%	–	0.61%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	–		$1.00	0.19%		$597,178,079	0.58%	0.20%	0.70%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(c)	$1.00	2.65%	(d)	$659,178,935	0.63%	2.56%	0.63%

Institutional Class Shares
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	–		$1.00	–		$987,444,505	0.30%	–	0.47%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	–		$1.00	–		$1,256,465,761	0.27%	–	0.45%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	–		$1.00	–		$1,358,498,485	0.32%	–	0.49%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	–		$1.00	0.21%		$1,609,662,042	0.56%	0.23%	0.61%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(c)	$1.00	2.73%	(d)	$1,950,048,945	0.55%	2.64%	0.55%

Service Class Shares
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	–		$1.00	–		$4,005,510	0.30%	–	0.87%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	–		$1.00	–		$4,598,573	0.28%	–	0.85%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	–		$1.00	–		$6,639,697	0.32%	–	0.89%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	–		$1.00	0.15%		$9,285,856	0.63%	0.18%	0.97%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(c)	$1.00	2.57%	(d)	$12,482,591	0.70%	2.53%	0.75%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.
(c)	The amount is less than $0.005 per share.
(d)	Includes payment from the Investment Adviser which increased the total return by 0.26% (Note 3).

The accompanying notes are an integral part of these financial statements.

158	Annual Report 2012

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Short Duration Bond Fund (Service Class) returned 1.25% versus 1.15% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 258 funds as of October 31, 2012) was 3.33% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in corporate bonds, residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) contributed the most to relative Fund returns versus the Fund’s benchmark during the reporting period. Investors favored the higher yields of these fixed-income sectors relative to U.S. Treasuries as the accommodative global monetary policy kept short-term interest rates low while yields on intermediate and long maturities declined.

Investment-grade corporate bonds posted very strong performance for the Fund during the reporting period as corporate balance sheets and earnings were solid. Net new issuance in the sector fell far below investor demand for bonds, causing spreads (the differences in prices) relative to U.S. Treasuries to compress sharply.

The RMBS sector offered high credit quality at attractive incremental yields over U.S. Treasuries and benefited from low interest-rate volatility during the reporting period. A favorable supply-demand ratio, including strong buying in the sector by REITs and the Federal Reserve via its Quantitative Easing (QE3) program, also helped the sector. The CMBS sector posted strong excess returns relative to U.S. Treasuries due to improved bond characteristics and favorable financing on underlying collateral, limited new issuance and solid demand for the higher yields available in the sector.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s holdings in U.S. Treasuries, Agencies and asset-backed securities (ABS) detracted the most from Fund performance during the reporting period as investors favored higher-yielding sectors, given the low-interest-rate environment and improving economic outlook. Lower yield spreads within the ABS sector resulted in weaker returns relative to other non-Treasury fixed-income sectors. (A yield spread is the difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.) Yields on Agency debentures relative to U.S. Treasuries also remained exceptionally low, limiting the performance of this sector. During the reporting period, U.S. Treasuries posted the lowest returns within the fixed-income market, given low absolute yield levels at the short end of the curve. (Absolute yield measures are not relative to the Fund’s benchmark.)

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

2012 Annual Report	159

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	1.32%	2.63%	2.82%
	w/SC3	(0.93)%	2.17%	2.59%
Class C4	w/o SC2	0.84%	2.10%	2.44%
	w/SC5	0.09%	2.10%	2.44%
Institutional Class[6]		1.50%	2.87%	3.10%
Service Class[6]		1.25%	2.49%	2.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]

These returns for the period prior to the creation of Class A shares (07/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]

These returns for the period prior to the creation of Class C shares (02/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[5]	A 0.75% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.95%	0.83%
Class C	1.42%	1.30%
Institutional Class	0.67%	0.55%
Service Class	1.04%	0.92%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

160	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund versus the Barclays U.S. 1-3 Year Government/Credit Bond Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index comprising investment-grade bonds with a maturity of one to three years.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	161

Shareholder Expense Example	Nationwide Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Short Duration Bond Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 -10/31/12[a]	Expense Ratio During Period (%) 05/01/12 -10/31/12[a]
Class A Shares	Actual		1,000.00	1,006.60	4.19	0.83
	Hypothetical	[b]	1,000.00	1,020.96	4.22	0.83
Class C Shares	Actual		1,000.00	1,003.30	6.55	1.30
	Hypothetical	[b]	1,000.00	1,018.60	6.60	1.30
Institutional Class Shares	Actual		1,000.00	1,007.00	2.77	0.55
	Hypothetical	[b]	1,000.00	1,022.37	2.80	0.55
Service Class Shares	Actual		1,000.00	1,005.40	4.39	0.87
	Hypothetical	[b]	1,000.00	1,020.76	4.42	0.87

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

162	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Short Duration Bond Fund

Asset Allocation †
Corporate Bonds	31.8%
Asset-Backed Securities	23.1%
Collateralized Mortgage Obligations	13.9%
U.S. Government Mortgage Backed Agencies	7.8%
Commercial Mortgage Backed Securities	6.8%
U.S. Treasury Notes	5.4%
U.S. Government Sponsored & Agency Obligations	4.5%
Mutual Fund	4.5%
Municipal Bond	0.6%
Sovereign Bond	0.3%
Yankee Dollar	0.3%
Other assets in excess of liabilities	1.0%

100.0%

Top Industries ††
Commercial Banks	4.7%
Diversified Financial Services	3.6%
Consumer Finance	2.2%
Media	1.9%
Insurance	2.0%
Capital Markets	1.8%
Beverages	1.6%
Pharmaceuticals	1.5%
Diversified Telecommunication Services	1.4%
Gas Utilities	1.4%
Other Industries	77.9%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	4.5%
U.S. Treasury Notes, 0.38%, 11/15/14	2.3%
U.S. Treasury Notes, 2.25%, 01/31/15	1.2%
American Express Credit Account Master Trust, 0.68%, 03/15/18	1.2%
Consumers Funding LLC, 5.76%, 10/20/16	1.1%
Federal Home Loan Mortgage Corp. Gold Pool, 3.00%, 05/01/27	0.9%
U.S. Treasury Notes, 0.38%, 06/15/15	0.9%
Federal National Mortgage Association REMICS, 1.50%, 09/25/22	0.9%
AT&T, Inc., 0.88%, 02/13/15	0.8%
Entergy Gulf States Reconstruction Funding LLC, 5.79%, 10/01/18	0.8%
Other Holdings	85.4%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	163

Statement of Investments

October 31, 2012

Nationwide Short Duration Bond Fund

Asset-Backed Securities 23.1%

	Principal Amount	Market Value

Automobile 9.3%
Ally Auto Receivables Trust
Series 2010-1, Class A3, 1.45%, 05/15/14	$61,542	$61,664
Series 2010-2, Class A4, 2.09%, 05/15/15	220,000	223,459
Series 2011-5, Class A3, 0.99%, 11/16/15	500,000	503,875
Series 2012-2, Class A3, 0.74%, 04/15/16	550,000	552,559
Series 2012-4, Class A3, 0.59%, 01/17/17	145,000	145,272
Series 2012-SN1, Class A3, 0.57%, 08/20/15	240,000	240,138
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class A3, 0.67%, 06/08/17	295,000	295,077
Bank of America Auto Trust
Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	429,693	432,757
Series 2010-2, Class A4, 1.94%, 06/15/17	465,000	470,591
BMW Vehicle Owner Trust
Series 2010-A, Class A4, 2.10%, 10/25/16	725,000	733,645
Series 2011-A, Class A3, 0.76%, 08/25/15	600,000	602,555
Ford Credit Auto Owner Trust
Series 2012-B, Class A3, 0.72%, 12/15/16	400,000	401,769
Series 2012-B, Class A4, 1.00%, 09/15/17	446,000	450,660
Series 2012-C, Class A3, 0.58%, 12/15/16	350,000	351,351
Harley-Davidson Motorcycle Trust
Series 2011-1, Class A4, 1.31%, 03/15/17	500,000	504,441
Series 2012-1, Class A3, 0.68%, 04/15/17	145,000	145,469
Honda Auto Receivables Owner Trust
Series 2010-1, Class A4, 1.98%, 05/23/16	415,000	417,735
Series 2010-2, Class A4, 1.93%, 08/18/16	500,000	505,651
Series 2012-1, Class A3, 0.77%, 01/15/16	135,000	135,886
Huntington Auto Trust
Series 2012-1, Class A3, 0.81%, 09/15/16	300,000	301,522
Series 2012-2, Class A3, 0.51%, 04/17/17	800,000	799,595

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Hyundai Auto Receivables Trust
Series 2010-B, Class A3, 0.97%, 04/15/15	$325,551	$326,622
Series 2012-A, Class A3, 0.72%, 03/15/16	175,000	175,654
Mercedes-Benz Auto Receivables Trust
Series 2011-1, Class A4, 1.22%, 12/15/17	515,000	521,072
Series 2012-1, Class A4, 0.61%, 12/17/18	275,000	275,077
Nissan Auto Receivables Owner Trust
Series 2011-B, Class A3, 0.95%, 02/16/16	700,000	706,631
Series 2012-A, Class A3, 0.73%, 05/16/16	235,000	236,265
Series 2012-B, Class A4, 0.66%, 12/17/18	260,000	261,040
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	660,000	660,255
Toyota Auto Receivables Owner Trust
Series 2010-A, Class A4, 1.86%, 05/16/16	275,000	276,964
Series 2011-A, Class A4, 1.56%, 05/15/15	600,000	608,876
Series 2012-A, Class A4, 0.99%, 08/15/17	100,000	100,967
USAA Auto Owner Trust
Series 2010-1, Class A4, 2.14%, 09/15/15	350,000	352,897
Series 2012-1, Class A3, 0.43%, 08/15/16	225,000	225,172
Volkswagen Auto Loan Enhanced Trust
Series 2010-1, Class A4, 2.14%, 08/22/16	267,625	270,186
Series 2011-1, Class A4, 1.98%, 09/20/17	700,000	718,839
Series 2012-2, Class A4, 0.66%, 03/20/19	750,000	747,693
World Omni Auto Receivables Trust
Series 2011-A, Class A4, 1.91%, 04/15/16	695,000	709,445
Series 2012-A, Class A3, 0.64%, 02/15/17	300,000	301,430

		15,750,756

164	Annual Report 2012

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card 6.1%
American Express Credit Account Master Trust, Series 2012-2, Class A, 0.68%, 03/15/18	$2,000,000	$2,007,880
Capital One Multi-Asset Execution Trust
Series 2006-A3, Class A3, 5.05%, 12/17/18	550,000	625,585
Series 2008-A3, Class A3, 5.05%, 02/15/16	500,000	510,901
Chase Issuance Trust
Series 2008-A11, Class A11, 5.40%, 07/15/15	1,100,000	1,138,923
Series 2012-A3, Class A3, 0.79%, 06/15/17	400,000	402,584
Series 2012-A5, Class A5, 0.59%, 08/15/17	500,000	500,863
Citibank Credit Card Issuance Trust
Series 2003-A7, Class A7, 4.15%, 07/07/17	500,000	548,752
Series 2005-A2, Class A2, 4.85%, 03/10/17	500,000	550,998
Series 2008-A5, Class A5, 4.85%, 04/22/15	594,000	606,972
Series 2012-A1, Class A1, 0.55%, 10/10/17	640,000	639,606
Discover Card Master Trust
Series 2008-A4, Class A4, 5.65%, 12/15/15	180,000	185,959
Series 2012-A1, Class A1, 0.81%, 08/15/17	400,000	403,180
Series 2012-A3, Class A, 0.86%, 11/15/17	615,000	620,289
GE Capital Credit Card Master Note Trust
Series 2009-4, Class A, 3.80%, 11/15/17	700,000	746,055
Series 2010-3, Class A, 2.21%, 06/15/16	400,000	404,458
Series 2012-5, Class A, 0.95%, 06/15/18	350,000	352,523

		10,245,528

Other 7.7%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	670,000	675,777
CenterPoint Energy Transition Bond Co. LLC
Series 2009-1, Class A1, 1.83%, 02/15/16	148,401	151,089
Series 2012-1, Class A1, 0.90%, 04/15/18	538,188	542,505

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	$1,107,938	$1,195,742
CNH Equipment Trust, Series 2012-C, Class A3, 0.57%, 12/15/17	395,000	395,000
Consumers Funding LLC
Series 2001-1, Class A5, 5.43%, 04/20/15	96,171	97,811
Series 2001-1, Class A6, 5.76%, 10/20/16	1,645,000	1,814,394
Entergy Gulf States Reconstruction Funding LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	1,226,774	1,392,693
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A1, 2.12%, 02/01/16	511,978	522,047
FPL Recovery Funding LLC, Series 2007-A, Class A2, 5.04%, 08/01/15	300,787	307,298
GE Equipment Midticket LLC
Series 2010-1, Class A4, 1.47%, 07/14/15 (a)	790,000	795,132
Series 2012-1, Class A3, 0.60%, 05/23/16	305,000	304,826
GE Equipment Small Ticket LLC, Series 2011-1A, Class A3, 1.45%, 01/21/18 (a)	700,000	704,178
GE Equipment Transportation LLC, Series 2011-1, Class A4, 1.33%, 05/20/19	700,000	705,819
John Deere Owner Trust
Series 2010-A, Class A4, 2.13%, 10/17/16	325,000	327,957
Series 2012-A, Class A3, 0.75%, 03/15/16	500,000	501,886
Series 2012-B, Class A4, 0.69%, 01/15/19	500,000	500,739
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A4, 4.40%, 03/15/15	210,298	213,423
Oncor Electric Delivery Transition Bond Co. LLC
Series 2003-1, Class A3, 4.95%, 02/15/15	91,330	92,545
Series 2004-1, Class A3, 5.29%, 05/15/18	750,000	823,423

2012 Annual Report	165

Statement of Investments (Continued)

October 31, 2012

Nationwide Short Duration Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A5, 4.47%, 12/25/14	$189,478	$190,659
PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	146,167	149,510
Volvo Financial Equipment LLC, Series 2012-1A, Class A4, 1.09%, 08/15/17 (a)	710,000	715,485

		13,119,938

Total Asset-Backed Securities (cost $39,078,621)		39,116,222

Collateralized Mortgage Obligations 13.9%
Federal Home Loan Mortgage Corp. REMICS
Series 3758, Class CD, 1.50%, 08/15/17	219,893	221,906
Series 3840, Class BA, 2.00%, 02/15/18	393,596	403,163
Series 3728, Class CA, 1.50%, 10/15/18	334,135	339,677
Series 3756, Class DA, 1.20%, 11/15/18	502,320	508,860
Series 2920, Class HC, 4.50%, 12/15/18	239,476	243,059
Series 3846, Class CK, 1.50%, 09/15/20	726,049	735,510
Series 3728, Class EA, 3.50%, 09/15/20	263,153	269,374
Series 3755, Class AL, 1.50%, 11/15/20	363,717	370,034
Series 3645, Class EH, 3.00%, 12/15/20	202,207	210,472
Series 3815, Class DE, 3.00%, 10/15/21	333,429	343,809
Series 3852, Class EA, 4.50%, 12/15/21	388,549	413,773
Series 4060, Class EA, 1.75%, 06/15/22	1,139,354	1,169,691
Series 3627, Class QG, 4.00%, 07/15/23	463,940	474,807
Series 3501, Class AC, 4.00%, 08/15/23	220,967	230,520
Series 3585, Class LA, 3.50%, 10/15/24	627,377	661,235
Series 3609, Class LE, 3.00%, 12/15/24	348,849	362,799

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3609, Class LC, 3.50%, 12/15/24	$553,728	$583,627
Series 3718, Class BC, 2.00%, 02/15/25	357,903	365,893
Series 3639, Class AB, 2.75%, 02/15/25	336,449	350,280
Series 3721, Class PE, 3.50%, 09/15/40	831,886	871,682
Federal National Mortgage Association REMICS
Series 2011-69, Class AB, 1.50%, 05/25/18	701,641	713,211
Series 2011-69, Class AC, 2.00%, 05/25/18	420,985	431,446
Series 2010-30, Class DB, 2.00%, 08/25/18	230,310	233,280
Series 2010-95, Class BK, 1.50%, 02/25/20	449,463	458,821
Series 2006-22, Class CB, 4.50%, 11/25/21	193,523	196,721
Series 2011-47, Class MA, 2.50%, 01/25/22	353,429	367,614
Series 2012-99, Class TC, 1.50%, 09/25/22	1,470,131	1,499,401
Series 2010-50, Class AD, 3.00%, 01/25/24	176,472	180,040
Series 2010-57, Class AQ, 3.00%, 08/25/24	64,891	66,291
Series 2009-76, Class MA, 4.00%, 09/25/24	765,762	800,773
Series 2012-93, Class DP, 1.50%, 09/25/27	980,826	988,014
Series 2012-100, Class WA, 1.50%, 09/25/27	984,138	993,638
Series 2006-27, Class BF, 0.51%, 04/25/36 (b)	1,031,876	1,034,684
Series 2010-66, Class QA, 4.50%, 08/25/39	322,119	347,252
Federal National Mortgage Association-ACES
Series 2012-M8, Class ASQ2, 1.52%, 12/25/19	115,000	117,566
Series 2012-M9, Class AB1, 1.37%, 04/25/22	840,987	851,608
Series 2012-M8, Class AB1, 1.36%, 05/25/22	206,387	207,010
Series 2012-M8, Class A1, 1.54%, 05/25/22	68,797	70,152
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	423,954	449,197
Series 2009-66, Class LG, 2.25%, 05/16/39	749,389	766,901

166	Annual Report 2012

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Government National Mortgage Association (continued)
Series 2009-104, Class KE, 2.50%, 08/16/39	$528,490	$543,463
Series 2010-4, Class JC, 3.00%, 08/16/39	519,965	532,775
Series 2009-88, Class QE, 3.00%, 09/16/39	1,299,872	1,366,705
Series 2011-39, Class NE, 3.50%, 09/16/39	1,104,386	1,182,941

Total Collateralized Mortgage Obligations (cost $23,417,967)		23,529,675

Commercial Mortgage Backed Securities 6.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4 4.67%, 07/10/43	400,000	437,722
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A3 4.80%, 01/12/41	55,459	55,610
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A1, 1.56%, 12/15/47	425,272	431,762
Series 2011-C2, Class A2, 3.06%, 12/15/16	630,000	673,905
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1 0.69%, 09/12/45	394,055	394,215
COMM Mortgage Trust, Series 2012-CR2, Class A2 2.03%, 08/17/45	700,000	725,695
Commercial Mortgage Pass Through Certificates
Series 2012-CR1, Class A1, 1.12%, 05/15/45	185,656	187,251
Series 2012-CR3, Class A1, 0.67%, 10/17/45	300,000	299,925
Series 2012-LC4, Class A1, 1.16%, 12/10/44	119,394	120,499
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38 (b)	131,046	131,399
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A3 5.41%, 02/15/39 (b)	130,989	134,457
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A 0.84%, 05/25/35 (a)(b)	851,573	853,855

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

GS Mortgage Securities Corp. II
Series 2006-GG6, Class A2, 5.51%, 04/10/38 (b)	$381,073	$381,611
Series 2011-GC5, Class A1, 1.47%, 08/10/44	398,289	403,817
Series 2012-GC6, Class A1, 1.28%, 01/10/45	261,907	265,101
Series 2012-GCJ7, Class A1, 1.14%, 05/10/45	381,576	385,422
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-PM1A, Class A3, 5.17%, 08/12/40 (b)	196,923	196,892
Series 2007-C1, Class A3, 5.79%, 02/15/51	275,000	287,858
Series 2012-C6, Class A1, 1.03%, 05/15/45	91,568	92,282
Series 2012-C8, Class A1, 0.71%, 10/17/45	526,000	526,428
Series 2012-CBX, Class A1, 0.96%, 06/16/45	281,880	283,519
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4 4.74%, 02/15/30	390,000	419,695
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A1 0.66%, 11/17/45	300,000	300,015
Morgan Stanley Capital I, Inc., Series 2005-IQ10, Class AAB 5.18%, 09/15/42 (b)	28,798	28,861
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A1, 1.01%, 05/11/63	254,596	257,227
Series 2012-C3, Class A1, 0.73%, 08/12/49	985,282	986,227
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4 5.24%, 10/15/44 (b)	356,063	396,252
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1 0.69%, 10/15/45	914,920	915,338
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A1, 1.08%, 04/15/45	361,181	364,305
Series 2012-C9, Class A1, 0.67%, 11/17/45	625,000	624,996

Total Commercial Mortgage Backed Securities (cost $11,523,037)		11,562,141

2012 Annual Report	167

Statement of Investments (Continued)

October 31, 2012

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds 31.8%

	Principal Amount	Market Value

Aerospace & Defense 1.2%
Boeing Co. (The), 1.88%, 11/20/12	$650,000	$650,430
General Dynamics Corp., 5.25%, 02/01/14	500,000	529,131
United Technologies Corp.
4.88%, 05/01/15	500,000	554,303
0.92%, 06/01/15 (b)	270,000	273,349

		2,007,213

Beverages 1.6%
Anheuser-Busch InBev Worldwide, Inc.
1.50%, 07/14/14	100,000	101,793
3.63%, 04/15/15	350,000	375,387
Brown-Forman Corp., 2.50%, 01/15/16	360,000	377,339
Coca-Cola Co. (The), 0.75%, 03/13/15	690,000	695,087
Heineken NV, 1.40%, 10/01/17 (a)	320,000	321,439
PepsiCo, Inc., 0.80%, 08/25/14	525,000	527,496
SABMiller Holdings, Inc., 1.85%, 01/15/15 (a)	265,000	271,595

		2,670,136

Capital Markets 1.7%
BlackRock, Inc.
3.50%, 12/10/14	250,000	265,329
1.38%, 06/01/15	500,000	509,360
Credit Suisse USA, Inc., 5.13%, 08/15/15	735,000	815,276
Goldman Sachs Group, Inc. (The), 3.30%, 05/03/15	615,000	642,311
Morgan Stanley
5.30%, 03/01/13	215,000	218,209
6.00%, 05/13/14	310,000	329,342
4.00%, 07/24/15	150,000	156,358

		2,936,185

Chemicals 0.7%
Dow Chemical Co. (The), 5.70%, 05/15/18	250,000	298,683
E.I. du Pont de Nemours & Co., 4.75%, 11/15/12	550,000	550,675
Ecolab, Inc.
4.88%, 02/15/15	170,000	184,877
1.00%, 08/09/15	100,000	100,463

		1,134,698

Commercial Banks 4.7%
Bank of New York Mellon Corp. (The)
2.50%, 01/15/16	445,000	467,584
1.30%, 01/25/18	755,000	756,559

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Bank of Nova Scotia
2.38%, 12/17/13	$145,000	$148,163
0.75%, 10/09/15	165,000	164,904
BNP Paribas SA, 0.75%, 04/08/13 (b)	500,000	499,896
Canadian Imperial Bank of Commerce
0.90%, 10/01/15	60,000	60,414
2.35%, 12/11/15	250,000	261,997
Capital One Financial Corp., 3.15%, 07/15/16	290,000	309,125
PNC Funding Corp.
3.63%, 02/08/15	183,000	195,269
4.25%, 09/21/15	635,000	697,388
2.70%, 09/19/16	200,000	212,264
Royal Bank of Canada
1.45%, 10/30/14	140,000	142,276
1.15%, 03/13/15	385,000	391,080
State Street Corp., 2.88%, 03/07/16	350,000	373,293
US Bancorp
2.13%, 02/15/13	400,000	402,021
1.65%, 05/15/17	1,005,000	1,027,372
Wells Fargo & Co., 1.50%, 07/01/15	1,055,000	1,072,407
Westpac Banking Corp., 1.13%, 09/25/15	765,000	770,333

		7,952,345

Commercial Services & Supplies 0.1%
ADT Corp. (The), 2.25%, 07/15/17 (a)	160,000	161,315

Communications Equipment 0.5%
Cisco Systems, Inc., 1.63%, 03/14/14	800,000	813,206

Computers & Peripherals 0.8%
Dell, Inc., 4.70%, 04/15/13	700,000	713,081
Hewlett-Packard Co., 3.00%, 09/15/16	650,000	654,831

		1,367,912

Consumer Finance 2.1%
American Express Credit Corp.
1.75%, 06/12/15	465,000	476,841
2.38%, 03/24/17	675,000	709,820
American Honda Finance Corp.
1.45%, 02/27/15 (a)	365,000	370,126
1.00%, 08/11/15 (a)	245,000	245,334

168	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
John Deere Capital Corp.
1.25%, 12/02/14	$310,000	$314,567
0.88%, 04/17/15	275,000	277,340
0.95%, 06/29/15	150,000	151,457
0.70%, 09/04/15	235,000	235,329
PACCAR Financial Corp., 1.05%, 06/05/15	250,000	252,493
Toyota Motor Credit Corp.
0.88%, 07/17/15	300,000	301,402
1.25%, 10/05/17	300,000	299,785

		3,634,494

Diversified Financial Services 3.5%
Bank of America Corp.
3.70%, 09/01/15	655,000	695,038
3.88%, 03/22/17	375,000	404,425
Caterpillar Financial Services Corp.
1.55%, 12/20/13	250,000	253,124
1.13%, 12/15/14	245,000	247,927
1.10%, 05/29/15	75,000	75,915
Citigroup, Inc.
2.25%, 08/07/15	630,000	646,316
4.45%, 01/10/17	360,000	397,709
General Electric Capital Corp.
2.15%, 01/09/15	600,000	616,529
1.63%, 07/02/15	695,000	706,915
2.30%, 04/27/17	200,000	206,596
Harley-Davidson Financial Services, Inc., 1.15%, 09/15/15 (a)	80,000	80,383
JPMorgan Chase & Co., 3.15%, 07/05/16	1,260,000	1,334,117
Western Union Co. (The), 6.50%, 02/26/14	250,000	268,728

		5,933,722

Diversified Telecommunication Services 1.4%
AT&T, Inc., 0.88%, 02/13/15	1,395,000	1,407,911
Verizon Communications, Inc.
4.90%, 09/15/15	250,000	280,220
2.00%, 11/01/16	675,000	705,516

		2,393,647

Electric Utilities 1.3%
AEP Texas Central Transition Funding LLC, Series A-3, 5.09%, 07/01/15	1,150,000	1,231,710
Alabama Power Co.
Series 07-D, 4.85%, 12/15/12	530,000	532,665
0.55%, 10/15/15	180,000	179,580

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Dominion Resources, Inc., Series A, 1.40%, 09/15/17	$195,000	$196,236
NextEra Energy Capital Holdings, Inc., 1.20%, 06/01/15	40,000	40,213

		2,180,404

Food & Staples Retailing 0.5%
CVS Caremark Corp., 4.88%, 09/15/14	200,000	216,091
Sysco Corp., 0.55%, 06/12/15	500,000	499,226
Walgreen Co., 1.80%, 09/15/17	100,000	101,330

		816,647

Food Products 0.2%
Campbell Soup Co., 0.74%, 08/01/14 (b)	280,000	281,213
Kellogg Co., 1.13%, 05/15/15	55,000	55,474

		336,687

Gas Utilities 1.4%
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	210,000	228,917
1.25%, 08/13/15	275,000	277,931
Series L, 6.30%, 09/15/17	245,000	300,380
Kinder Morgan Energy Partners LP
5.13%, 11/15/14	135,000	146,478
5.63%, 02/15/15	325,000	358,917
3.50%, 03/01/16	235,000	251,635
ONEOK Partners LP
6.15%, 10/01/16	280,000	330,198
2.00%, 10/01/17	465,000	474,510

		2,368,966

Health Care Providers & Services 1.0%
Baxter International, Inc., 4.00%, 03/01/14	800,000	837,013
Medtronic, Inc., 3.00%, 03/15/15	500,000	526,880
UnitedHealth Group, Inc., 1.40%, 10/15/17	110,000	110,710
WellPoint, Inc., 1.25%, 09/10/15	300,000	302,944

		1,777,547

2012 Annual Report	169

Statement of Investments (Continued)

October 31, 2012

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure 0.2%
McDonald’s Corp., 0.75%, 05/29/15	$405,000	$407,993

Industrial Conglomerates 0.1%
General Electric Co., 0.85%, 10/09/15	230,000	230,465

Information Technology Services 0.5%
International Business Machines Corp.
0.88%, 10/31/14	520,000	524,520
0.75%, 05/11/15	250,000	251,436

		775,956

Insurance 1.9%
Berkshire Hathaway Finance Corp., 1.60%, 05/15/17	165,000	168,524
Berkshire Hathaway, Inc., Series 1, 2.13%, 02/11/13	800,000	803,863
Metropolitan Life Global Funding I 5.13%, 04/10/13 (a)	250,000	255,013
2.00%, 01/09/15 (a)	500,000	514,186
New York Life Global Funding, 1.85%, 12/13/13 (a)	700,000	709,664
Prudential Financial, Inc. 6.20%, 01/15/15	250,000	275,394
4.75%, 09/17/15	430,000	475,065

		3,201,709

Media 1.9%
NBCUniversal Media LLC, 3.65%, 04/30/15	1,050,000	1,125,399
Time Warner Cable, Inc. 8.25%, 02/14/14	550,000	601,603
3.50%, 02/01/15	510,000	541,899
Time Warner, Inc., 3.15%, 07/15/15	215,000	228,856
Viacom, Inc., 1.25%, 02/27/15	300,000	302,912
Walt Disney Co. (The), Series E, 0.88%, 12/01/14	450,000	454,733

		3,255,402

Metals & Mining 0.3%
Rio Tinto Finance USA PLC 1.13%, 03/20/15	225,000	227,062
1.63%, 08/21/17	200,000	200,920

		427,982

Multiline Retail 0.5%
Wal-Mart Stores, Inc., 7.25%, 06/01/13	800,000	830,505

Corporate Bonds (continued)

	Principal Amount	Market Value

Office Electronics 0.2%
Xerox Corp. 8.25%, 05/15/14	$135,000	$149,245
4.25%, 02/15/15	130,000	138,094
2.95%, 03/15/17	70,000	72,126

		359,465

Oil, Gas & Consumable Fuels 0.8%
Occidental Petroleum Corp. 1.45%, 12/13/13	750,000	758,803
2.50%, 02/01/16	250,000	263,437
Phillips 66 1.95%, 03/05/15 (a)	90,000	92,219
2.95%, 05/01/17 (a)	260,000	277,298

		1,391,757

Personal Products 0.4%
Colgate-Palmolive Co., 1.38%, 11/01/15	300,000	306,607
Procter & Gamble Co. (The), 3.15%, 09/01/15	425,000	456,149

		762,756

Pharmaceuticals 1.6%
Abbott Laboratories, 4.35%, 03/15/14	300,000	316,174
GlaxoSmithKline Capital PLC, 0.75%, 05/08/15	165,000	165,739
GlaxoSmithKline Capital, Inc., 4.38%, 04/15/14	535,000	565,158
Merck & Co., Inc., 1.10%, 01/31/18	515,000	516,440
Novartis Capital Corp., 4.13%, 02/10/14	500,000	522,950
Teva Pharmaceutical Finance IV LLC, 1.70%, 11/10/14	185,000	189,088
Watson Pharmaceuticals, Inc., 1.88%, 10/01/17	350,000	354,770

		2,630,319

Road & Rail 0.1%
United Parcel Service, Inc., 1.13%, 10/01/17	110,000	111,317

Software 0.3%
Oracle Corp., 1.20%, 10/15/17	530,000	532,671

Specialty Retail 0.3%
AutoZone, Inc., 5.75%, 01/15/15	400,000	441,778

Total Corporate Bonds (cost $53,170,898)		53,845,199

170	Annual Report 2012

Municipal Bond 0.6%

	Principal Amount	Market Value

Louisiana 0.6%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	$1,006,048	$1,122,639

Total Municipal Bond (cost $1,117,530)		1,122,639

Sovereign Bond 0.3%
CANADA 0.3%
Province of Ontario Canada, 1.88%, 11/19/12	575,000	575,345

Total Sovereign Bond (cost $574,982)		575,345

U.S. Government Mortgage Backed Agencies 7.8%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11723 5.50%, 07/01/20	184,658	201,288
Pool# E03114 2.50%, 04/01/22	548,104	572,960
Pool# J11719 4.00%, 02/01/25	378,016	401,478
Pool# J12604 4.00%, 07/01/25	971,045	1,031,316
Pool# G13908 4.00%, 10/01/25	243,765	258,895
Pool# J13543 3.50%, 11/01/25	411,435	433,886
Pool# J19197 3.00%, 05/01/27	1,430,644	1,508,566
Pool# G14520 2.50%, 06/01/27	973,374	1,018,482
Pool# G18441 2.50%, 08/01/27	989,894	1,035,767
Federal National Mortgage Association Pool
Pool# 555547 4.50%, 05/01/18	476,200	514,350
Pool# 254833 4.50%, 08/01/18	303,004	327,279
Pool# AB4251 2.50%, 01/01/22	433,901	454,484
Pool# MA0979 3.00%, 02/01/22	877,687	928,508
Pool# AE5487 3.50%, 10/01/25	360,996	383,289
Pool# 255894 5.00%, 10/01/25	364,494	403,041
Pool# AB2130 3.50%, 01/01/26	294,957	313,172

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AE0705 4.00%, 01/01/26	$338,506	$361,698
Pool# AB2518 4.00%, 03/01/26	475,547	508,277
Pool# AB5991 2.50%, 08/01/27	980,296	1,026,797
Pool# MA1174 3.00%, 09/01/27	336,826	355,909
Pool# AD0496 6.00%, 10/01/39	302,452	336,036
Government National Mortgage Association I PoolPool# 723371, 4.50%, 11/15/24	719,704	786,710

Total U.S. Government Mortgage Backed Agencies (cost $12,988,707)		13,162,188

U.S. Government Sponsored & Agency Obligations 4.5%
Federal Farm Credit Banks 0.50%, 05/01/15	1,000,000	1,002,989
Federal Home Loan Banks 0.50%, 08/28/13	500,000	501,199
Federal Home Loan Mortgage Corp.
0.88%, 10/28/13	500,000	503,193
2.18%, 02/19/14	500,000	512,335
Federal National Mortgage Association
1.50%, 06/26/13	500,000	504,238
1.00%, 09/23/13	500,000	503,393
0.88%, 08/28/14	1,000,000	1,010,003
4.63%, 10/15/14	1,000,000	1,083,519
0.50%, 11/06/15	1,000,000	1,001,064
2.25%, 03/15/16	1,000,000	1,056,669

Total U.S. Government Sponsored & Agency Obligations (cost $7,612,284)		7,678,602

U.S. Treasury Notes 5.4%
U.S. Treasury Notes
1.00%, 07/15/13	530,000	532,981
4.75%, 05/15/14	500,000	534,336
0.75%, 06/15/14	600,000	604,664
0.38%, 11/15/14	3,835,000	3,840,990
2.25%, 01/31/15	2,000,000	2,086,094
0.38%, 06/15/15	1,500,000	1,500,821

Total U.S. Treasury Notes (cost $9,085,712)		9,099,886

2012 Annual Report	171

Statement of Investments (Continued)

October 31, 2012

Nationwide Short Duration Bond Fund (Continued)

Yankee Dollar 0.3%

	Principal Amount	Market Value

Road & Rail 0.3%
Canadian National Railway Co., 5.80%, 06/01/16	$450,000	$525,349

Total Yankee Dollar (cost $510,654)		525,349

Mutual Fund 4.5%

	Shares	Market Value

Money Market Fund 4.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (c)	7,543,656	7,543,656

Total Mutual Fund (cost $7,543,656)		7,543,656

Total Investments (cost $166,624,048) (d) — 99.0%		167,760,902

Other assets in excess of liabilities — 1.0%		1,722,484

NET ASSETS — 100.0%		$169,483,386

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2012 was $7,460,234 which represents 4.40% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2012. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2012.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ACES	Alternative Credit Enhancement Services

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

NV	Public Traded Company
PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

172	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Short Duration Bond Fund
Assets:
Investments, at value (cost $166,624,048)	$167,760,902
Interest and dividends receivable	614,531
Receivable for capital shares issued	3,104,812
Prepaid expenses	17,640

Total Assets	171,497,885

Liabilities:
Payable for investments purchased	1,355,562
Distributions payable	26,365
Payable for capital shares redeemed	499,642
Accrued expenses and other payables:
Investment advisory fees	31,506
Fund administration fees	20,801
Distribution fees	34,975
Administrative servicing fees	8,496
Accounting and transfer agent fees	19,538
Trustee fees	404
Custodian fees	674
Compliance program costs (Note 3)	118
Professional fees	12,353
Printing fees	2,987
Other	1,078

Total Liabilities	2,014,499

Net Assets	$169,483,386

Represented by:
Capital	$171,030,277
Accumulated distributions in excess of net investment income	(88,252)
Accumulated net realized losses from investment transactions	(2,595,493)
Net unrealized appreciation/(depreciation) from investments	1,136,854

Net Assets	$169,483,386

Net Assets:
Class A Shares	$83,578,550
Class C Shares	11,951,638
Institutional Class Shares	21,553,402
Service Class Shares	52,399,796

Total	$169,483,386

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,213,845
Class C Shares	1,173,610
Institutional Class Shares	2,118,594
Service Class Shares	5,150,991

Total	16,657,040

2012 Annual Report	173

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Short Duration Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.18
Class C Shares (a)	$10.18
Institutional Class Shares	$10.17
Service Class Shares	$10.17
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.41

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

174	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$1,770,609
Dividend income	12,883

Total Income	1,783,492

EXPENSES:
Investment advisory fees	426,237
Fund administration fees	131,761
Distribution fees Class A	174,262
Distribution fees Class C	74,448
Distribution fees Service Class	84,571
Administrative servicing fees Class A	20,398
Administrative servicing fees Service Class	31,918
Registration and filing fees	54,344
Professional fees	35,725
Printing fees	15,512
Trustee fees	4,705
Custodian fees	5,032
Accounting and transfer agent fees	80,667
Compliance program costs (Note 3)	558
Other	9,022

Total expenses before earnings credit and expenses reimbursed	1,149,160

Earnings credit (Note 5)	(108)
Expenses reimbursed by adviser (Note 3)	(92,742)

Net Expenses	1,056,310

NET INVESTMENT INCOME	727,182

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	287,799
Net change in unrealized appreciation/(depreciation) from investments	550,326

Net realized/unrealized gains from investments	838,125

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,565,307

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	175

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$727,182	$854,835
Net realized gains from investment transactions	287,799	205,222
Net change in unrealized appreciation/(depreciation) from investments	550,326	(916,989)

Change in net assets resulting from operations	1,565,307	143,068

Distributions to Shareholders From:
Net investment income:
Class A	(701,566)	(618,430)
Class C	(52,860)	(49,143)
Institutional Class	(101,051)	(13,666)
Service Class	(314,268)	(368,351)

Change in net assets from shareholder distributions	(1,169,745)	(1,049,590)

Change in net assets from capital transactions	67,455,624	(4,020,826)

Change in net assets	67,851,186	(4,927,348)

Net Assets:
Beginning of year	101,632,200	106,559,548

End of year	$169,483,386	$101,632,200

Accumulated distributions in excess of net investment income	$(88,252)	$(88,140)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$85,035,884	$83,478,919
Dividends reinvested	448,508	377,397
Cost of shares redeemed	(62,291,092)	(80,859,432)

Total Class A Shares	23,193,300	2,996,884

Class C Shares
Proceeds from shares issued	7,849,463	4,743,291
Dividends reinvested	35,171	30,355
Cost of shares redeemed	(4,338,843)	(3,077,174)

Total Class C Shares	3,545,791	1,696,472

Institutional Class Shares
Proceeds from shares issued	30,840,816	2,954,879
Dividends reinvested	65,809	12,676
Cost of shares redeemed	(12,580,946)	(575,629)

Total Institutional Class Shares	18,325,679	2,391,926

Service Class Shares
Proceeds from shares issued	44,535,916	6,878,329
Dividends reinvested	293,194	367,727
Cost of shares redeemed	(22,438,256)	(18,352,164)

Total Service Class Shares	22,390,854	(11,106,108)

Change in net assets from capital transactions	$67,455,624	$(4,020,826)

176	Annual Report 2012

	Nationwide Short Duration Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	8,375,515	8,224,731
Reinvested	44,147	37,220
Redeemed	(6,134,972)	(7,976,302)

Total Class A Shares	2,284,690	285,649

Class C Shares
Issued	772,294	467,301
Reinvested	3,460	2,989
Redeemed	(426,813)	(303,451)

Total Class C Shares	348,941	166,839

Institutional Class Shares
Issued	3,036,450	291,198
Reinvested	6,477	1,249
Redeemed	(1,238,410)	(56,715)

Total Institutional Class Shares	1,804,517	235,732

Service Class Shares
Issued	4,382,856	678,102
Reinvested	28,873	36,272
Redeemed	(2,209,600)	(1,808,626)

Total Service Class Shares	2,202,129	(1,094,252)

Total change in shares	6,640,277	(406,032)

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	177

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover(c)
Class A Shares
Year Ended October 31, 2012 (d)	$10.15	0.07	0.06	0.13	(0.10)	(0.10)	–	$10.18	1.32%	$83,578,550	0.83%	0.64%	0.90%	48.27%
Year Ended October 31, 2011 (d)	$10.22	0.09	(0.05)	0.04	(0.11)	(0.11)	–	$10.15	0.43%	$60,155,853	0.83%	0.92%	0.94%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.16	0.10	0.26	(0.25)	(0.25)	–	$10.22	2.57%	$57,699,603	0.85%	1.61%	0.95%	65.72%
Year Ended October 31, 2009 (d)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	–	$10.21	6.68%	$15,176,169	0.75%	0.91%	0.94%	29.05%
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	(0.35)	0.01	$9.85	2.28%	$835,647	0.69%	3.16%	0.79%	29.53%

Class C Shares
Year Ended October 31, 2012 (d)	$10.15	0.02	0.07	0.09	(0.06)	(0.06)	–	$10.18	0.84%	$11,951,638	1.30%	0.17%	1.38%	48.27%
Year Ended October 31, 2011 (d)	$10.23	0.05	(0.06)	(0.01)	(0.07)	(0.07)	–	$10.15	(0.14)%	$8,374,376	1.30%	0.45%	1.41%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.11	0.11	0.22	(0.20)	(0.20)	–	$10.23	2.18%	$6,731,059	1.30%	1.12%	1.40%	65.72%
Year Ended October 31, 2009 (d)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	–	$10.21	6.04%	$523,771	1.26%	2.30%	1.43%	29.05%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	(0.30)	–	$9.86	1.68%	$222,875	1.21%	2.64%	1.31%	29.53%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$10.15	0.09	0.06	0.15	(0.13)	(0.13)	–	$10.17	1.50%	$21,553,402	0.55%	0.84%	0.63%	48.27%
Year Ended October 31, 2011 (d)	$10.23	0.12	(0.06)	0.06	(0.14)	(0.14)	–	$10.15	0.61%	$3,186,840	0.55%	1.20%	0.66%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.22	0.08	0.30	(0.28)	(0.28)	–	$10.23	3.00%	$801,159	0.55%	2.14%	0.65%	65.72%
Year Ended October 31, 2009 (d)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	–	$10.21	6.83%	$917,407	0.51%	3.10%	0.69%	29.05%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	(0.37)	–	$9.86	2.54%	$864,574	0.45%	3.37%	0.54%	29.53%

Service Class Shares
Year Ended October 31, 2012 (d)	$10.14	0.06	0.07	0.13	(0.10)	(0.10)	–	$10.17	1.25%	$52,399,796	0.89%	0.56%	0.97%	48.27%
Year Ended October 31, 2011 (d)	$10.22	0.08	(0.06)	0.02	(0.10)	(0.10)	–	$10.14	0.24%	$29,915,131	0.92%	0.83%	1.03%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.18	0.07	0.25	(0.24)	(0.24)	–	$10.22	2.48%	$41,327,727	0.94%	1.74%	1.04%	65.72%
Year Ended October 31, 2009 (d)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	–	$10.21	6.52%	$50,925,489	0.91%	2.73%	1.09%	29.05%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	(0.34)	–	$9.85	2.06%	$61,077,709	0.81%	3.00%	0.90%	29.53%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

178	Annual Report 2012

Notes to Financial Statements

October 31, 2012

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2012, the Trust operates thirty-three (33) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Growth Fund (“Growth”)

- Nationwide International Value Fund (“International Value”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Bond Fund (“Bond”)

- Nationwide Enhanced Income Fund (“Enhanced Income”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Short Duration Bond Fund (“Short Duration Bond”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Small Company Growth commenced operations on January 4, 2012, and Inflation-Protected Securities commenced operations on September 18, 2012.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

2012 Annual Report	179

Notes to Financial Statements (Continued)

October 31, 2012

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”) and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations and provide recommendations to the Board of Trustees’ Valuation Committee. The FVC follows guidelines approved by the Board of Trustees to make fair value determinations when values provided by vendor pricing sources are unavailable or have become unreliable. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Securities may be fair valued under procedures approved by the Board of Trustees in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. A fair value determination may also take into account other factors, including, but not limited to the size of a Fund’s holdings, related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other relevant information relevant to the investment. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as

180	Annual Report 2012

security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Securities held by Money Market are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2012:

Nationwide Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$642,355,539	$—	$—	$642,355,539
Mutual Fund	15,530,670	—	—	15,530,670
Repurchase Agreement	—	6,631,367	—	6,631,367
Total	$657,886,209	$6,631,367	$—	$664,517,576

Growth Fund

At October 31, 2012, 100% of the market value of the Fund’s investments was determined based on Level 1 inputs.

International Value

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$1,776,975	$—	$—	$1,776,975
Auto Components	—	2,499,415	—	2,499,415
Automobiles	—	3,628,229	—	3,628,229
Beverages	—	7,428,905	—	7,428,905
Building Products	—	1,699,460	—	1,699,460
Capital Markets	—	3,740,839	—	3,740,839
Chemicals	—	7,988,314	—	7,988,314
Commercial Banks	4,121,914	14,080,511	—	18,202,425
Construction & Engineering	—	2,237,137	—	2,237,137
Construction Materials	—	2,313,958	—	2,313,958
Diversified Financial Services	—	2,034,684	—	2,034,684
Diversified Telecommunication Services	—	4,952,118	—	4,952,118
Electric Utilities	—	3,813,078	—	3,813,078
Electrical Equipment	—	2,331,769	—	2,331,769
Food & Staples Retailing	—	3,856,014	—	3,856,014
Food Products	—	6,118,043	—	6,118,043
Gas Utilities	—	2,866,719	—	2,866,719
Health Care Providers & Services	—	1,585,021	—	1,585,021

2012 Annual Report	181

Notes to Financial Statements (Continued)

October 31, 2012

Asset Type (continued)	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Industrial Conglomerates	$—	$3,341,763	$—	$3,341,763
Insurance	—	15,405,372	—	15,405,372
Leisure Equipment & Products	—	2,138,458	—	2,138,458
Machinery	—	6,323,564	—	6,323,564
Media	—	2,073,243	—	2,073,243
Metals & Mining	1,882,163	8,392,310	—	10,274,473
Multi-Utilities	—	2,835,325	—	2,835,325
Oil, Gas & Consumable Fuels	8,217,457	9,920,732	—	18,138,189
Personal Products	—	3,161,998	—	3,161,998
Pharmaceuticals	2,295,856	9,156,314	—	11,452,170
Professional Services	—	2,652,020	—	2,652,020
Real Estate Investment Trusts (REITs)	—	2,421,703	—	2,421,703
Real Estate Management & Development	—	1,538,635	—	1,538,635
Semiconductors & Semiconductor Equipment	—	1,904,911	—	1,904,911
Software	—	6,133,107	—	6,133,107
Tobacco	—	4,868,609	—	4,868,609
Trading Companies & Distributors	—	5,082,100	—	5,082,100
Wireless Telecommunication Services	—	6,695,308	—	6,695,308
Total Common Stocks	$18,294,365	$167,219,686	$—	$185,514,051
Exchange Traded Fund	1,339,250	—	—	1,339,250
Mutual Fund	782,413	—	—	782,413
Preferred Stock*	—	2,385,830	—	2,385,830
Repurchase Agreements	—	6,336,128	—	6,336,128
Total	$20,416,028	$175,941,644	$—	$196,357,672
Small Company Growth

At October 31, 2012, 100% of the market value of the Fund’s investments was determined based on Level 1 inputs.

U.S. Small Cap Value

Asset Type	Level 1(a)	Level 2(a)	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,462,222	$2,128	$—	$1,464,350
Air Freight & Logistics	424,271	—	—	424,271
Airlines	514,030	—	—	514,030
Auto Components	671,242	—	—	671,242
Automobiles	175,166	—	—	175,166
Beverages	427,935	—	—	427,935
Biotechnology	237,200	—	—	237,200
Building Products	783,547	—	—	783,547
Capital Markets	1,646,646	—	—	1,646,646
Chemicals	3,586,336	—	—	3,586,336
Commercial Banks	7,717,321	—	—	7,717,321
Commercial Services & Supplies	2,112,079	—	—	2,112,079
Communications Equipment	1,513,469	—	—	1,513,469
Computers & Peripherals	408,707	—	—	408,707
Construction & Engineering	1,729,822	—	—	1,729,822
Construction Materials	224,022	—	—	224,022

182	Annual Report 2012

Asset Type (continued)	Level 1(a)	Level 2(a)	Level 3	Total
Common Stocks (continued)
Consumer Finance	$312,358	$—	$—	$312,358
Containers & Packaging	544,278	—	—	544,278
Distributors	141,581	—	—	141,581
Diversified Consumer Services	690,381	—	—	690,381
Diversified Financial Services	706,785	—	—	706,785
Diversified Telecommunication Services	303,190	—	—	303,190
Electrical Equipment	1,108,548	—	—	1,108,548
Electronic Equipment, Instruments & Components	3,548,655	—	—	3,548,655
Energy Equipment & Services	3,349,210	—	—	3,349,210
Food & Staples Retailing	649,094	—	—	649,094
Food Products	2,389,677	—	—	2,389,677
Gas Utilities	30,320	—	—	30,320
Health Care Equipment & Supplies	2,397,699	—	—	2,397,699
Health Care Providers & Services	2,890,071	—	—	2,890,071
Health Care Technology	220,664	—	—	220,664
Hotels, Restaurants & Leisure	2,296,342	—	—	2,296,342
Household Durables	3,559,963	—	—	3,559,963
Household Products	286,782	—	—	286,782
Independent Power Producers & Energy Traders	297,701	—	—	297,701
Industrial Conglomerates	218,694	—	—	218,694
Information Technology Services	1,309,215	—	—	1,309,215
Insurance	7,518,336	—	—	7,518,336
Internet & Catalog Retail	107,841	—	—	107,841
Internet Software & Services	1,659,527	—	—	1,659,527
Leisure Equipment & Products	321,747	—	—	321,747
Life Sciences Tools & Services	564,389	—	—	564,389
Machinery	3,491,373	37,013	—	3,528,386
Marine	187,466	—	—	187,466
Media	3,070,088	—	—	3,070,088
Metals & Mining	3,166,002	—	—	3,166,002
Multiline Retail	1,454,319	—	—	1,454,319
Oil, Gas & Consumable Fuels	4,285,918	3,641	—	4,289,559
Paper & Forest Products	1,647,936	—	—	1,647,936
Personal Products	272,250	—	—	272,250
Pharmaceuticals	448,768	—	—	448,768
Professional Services	922,140	—	—	922,140
Real Estate Management & Development	650,854	—	—	650,854
Road & Rail	1,151,233	—	—	1,151,233
Semiconductors & Semiconductor Equipment	3,168,034	—	—	3,168,034
Software	694,735	—	—	694,735
Specialty Retail	4,581,118	—	—	4,581,118
Textiles, Apparel & Luxury Goods	1,259,966	—	—	1,259,966
Thrifts & Mortgage Finance	2,386,300	—	—	2,386,300
Tobacco	217,383	—	—	217,383
Trading Companies & Distributors	1,428,220	—	—	1,428,220
Water Utilities	34,889	—	—	34,889
Wireless Telecommunication Services	613,992	—	—	613,992
Total Common Stocks	$96,190,047	$42,782	$—	$96,232,829

2012 Annual Report	183

Notes to Financial Statements (Continued)

October 31, 2012

Asset Type (continued)	Level 1(a)	Level 2(a)	Level 3	Total
Mutual Fund	$480,588	$—	$—	$480,588
Preferred Stock*	—	1,336	—	1,336
Repurchase Agreements	—	12,481,770	—	12,481,770
Warrants*	1,985	—	—	1,985
Total	$96,672,620	$12,525,888	$—	$109,198,508

Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$737,241	$—	$737,241
Collateralized Mortgage Obligations	—	7,421,824	—	7,421,824
Commercial Mortgage Backed Securities	—	9,893,505	—	9,893,505
Corporate Bonds	—	47,917,681	—	47,917,681
Municipal Bonds	—	2,426,623	—	2,426,623
Mutual Fund	2,684,157	—	—	2,684,157
U.S. Government Mortgage Backed Agencies	—	3,776,696	—	3,776,696
U.S. Treasury Bonds	—	6,503,336	—	6,503,336
U.S. Treasury Notes	—	15,631,457	—	15,631,457
Yankee Dollar	—	769,968	—	769,968
Total	$2,684,157	$95,078,331	$—	$97,762,488

Enhanced Income

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$76,494,143	$—	$76,494,143
Collateralized Mortgage Obligations	—	50,104,808	—	50,104,808
Commercial Mortgage Backed Securities	—	23,433,311	—	23,433,311
Corporate Bonds	—	99,678,162	—	99,678,162
Municipal Bond	—	2,619,491	—	2,619,491
Mutual Fund	11,283,645	—	—	11,283,645
U.S. Government Mortgage Backed Agencies	—	682,639	—	682,639
U.S. Government Sponsored & Agency Obligations	—	20,285,987	—	20,285,987
U.S. Treasury Notes	—	2,529,147	—	2,529,147
Total	$11,283,645	$275,827,688	$—	$287,111,333

Government Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$3,761,410	$—	$3,761,410
Mutual Fund	24,162,125	—	—	24,162,125
Sovereign Bond	—	7,933,326	—	7,933,326
U.S. Government Mortgage Backed Agencies	—	54,806,291	—	54,806,291
U.S. Government Sponsored & Agency Obligations	—	35,115,807	—	35,115,807
U.S. Treasury Bond	—	7,230,783	—	7,230,783
U.S. Treasury Notes	—	7,542,342	—	7,542,342
Total	$24,162,125	$116,389,959	$—	$140,552,084

184	Annual Report 2012

Inflation-Protected Securities

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Fund	$1,644,124	$—	$—	$1,644,124
U.S. Treasury Bonds	—	44,792,114	—	44,792,114
Total	$1,644,124	$44,792,114	$—	$46,436,238

Money Market

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$70,556,896	$—	$70,556,896
Certificates of Deposit	—	127,000,000	—	127,000,000
Commercial Paper	—	777,327,522	—	777,327,522
Corporate Bonds	—	92,341,231	—	92,341,231
Municipal Bonds	—	130,505,000	—	130,505,000
Mutual Fund	80,974,915	—	—	80,974,915
Repurchase Agreement	—	110,370,000	—	110,370,000
U.S. Government Sponsored & Agency Obligations	—	20,027,348	—	20,027,348
U.S. Treasury Notes	—	102,322,354	—	102,322,354
Total	$80,974,915	$1,430,450,351	$—	$1,511,425,266

Short Duration Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$39,116,222	$—	$39,116,222
Collateralized Mortgage Obligations	—	23,529,675	—	23,529,675
Commercial Mortgage Backed Securities	—	11,562,141	—	11,562,141
Corporate Bonds	—	53,845,199	—	53,845,199
Municipal Bond	—	1,122,639	—	1,122,639
Mutual Fund	7,543,656	—	—	7,543,656
Sovereign Bond	—	575,345	—	575,345
U.S. Government Mortgage Backed Agencies	—	13,162,188	—	13,162,188
U.S. Government Sponsored & Agency Obligations	—	7,678,602	—	7,678,602
U.S. Treasury Notes	—	9,099,886	—	9,099,886
Yankee Dollar	—	525,349	—	525,349
Total Assets	$7,543,656	$160,217,246	$—	$167,760,902

*	See Statements of Investments for identification of a Fund’s investments by type and industry classification.

Amounts designated as “–”, which may include fair valued securities, are zero or have been rounded to zero.

(a)	During the year ended October 31, 2012, there was one transfer of a common stock investment from Level 1 to Level 2 with a market value of $3,776. As of October 31, 2012, the market value of this common stock investment was $3,641.

During the year ended October 31, 2012, the U.S. Small Cap Value Fund held four common stock investments that were categorized as level three investments and which were valued at zero.

2012 Annual Report	185

Notes to Financial Statements (Continued)

October 31, 2012

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and sub-adviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Nationwide Fund and International Value engage in foreign currency transactions and translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. Nationwide Fund and International Value do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Repurchase Agreements

During the year ended October 31, 2012, Nationwide Fund, International Value, U.S. Small Cap Value, and Money Market entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Funds’ custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the year ended October 31, 2012, Nationwide Fund, International Value, and U.S. Small Cap Value entered into securities lending transactions. To generate additional income, the Funds may lend their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned

186	Annual Report 2012

currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2012, the Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Nationwide Fund	$6,518,899	$6,631,367
International Value	6,043,630	6,336,128
U.S. Small Cap Value	12,171,271	12,481,770

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Enhanced Income, Government Bond, Inflation-Protected Securities, Money Market, and Short Duration Bond, and are declared and paid quarterly for Nationwide Fund, Growth, International Value, Small Company Growth and U.S. Small Cap Value. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2012 are primarily attributable to adjustments for paydown gains and losses, distribution redesignations, foreign currency gains and losses, Passive Foreign Investment Company income, capital loss carryforward expirations, non-deductible offering cost and 12b-1 fees, and return of capital dividends. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve each Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Each Fund’s, except Small Company Growth and Inflation-Protected Securities, taxable years 2009 to 2012 remain subject to examination

2012 Annual Report	187

Notes to Financial Statements (Continued)

October 31, 2012

by the Internal Revenue Service. Small Company Growth and Inflation-Protected Securities’ taxable fiscal periods beginning January 4, 2012 and September 18, 2012, respectively (commencements of operation), remain subject to examination by the Internal Revenue Service.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser(s) of each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers. The subadvisers for each Fund are as follows:

Fund	Subadviser
Nationwide Fund	Aberdeen Asset Management Inc. Diamond Hill Capital Management, Inc.
Growth	Turner Investments, L.P.
International Value	UBS Global Asset Management (Americas), Inc.
Small Company Growth	Brown Capital Management, LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Enhanced Income	Morley Capital Management, Inc. (“MCM”)
Government Bond	NWAM(a)
Inflation-Protected Securities	NWAM(a)
Money Market	Federated Investment Management Company
Short Duration Bond	MCM

188	Annual Report 2012

(a)	NWAM is an affiliate of NFA.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended October 31, 2012, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide Fund and Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
International Value	All Assets	0.85%
Small Company Growth	All Assets	0.90%
U.S. Small Cap Value	All Assets	0.95%
Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%
Inflation-Protected Securities	All Assets	0.25%
Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid NWAM $377,874 for the year ended October 31, 2012.

2012 Annual Report	189

Notes to Financial Statements (Continued)

October 31, 2012

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2013.

Fund	Classes	Amount (annual rate)
Growth	All Classes	0.65%(a)
International Value	All Classes	1.00%
Small Company Growth	All Classes	0.94%
U.S. Small Cap Value	All Classes	1.09%
Bond	All Classes	0.55%(b)
Inflation-Protected Securities	All Classes	0.30%(c)
Enhanced Income	All Classes	0.45%
Money Market	Prime Institutional Class Service Class	0.59% 0.59% 0.59%(d)
Short Duration Bond	All Classes	0.55%
(a)	Pursuant to an amendment to the Expense Limitation Agreement, the expense limitation that applies to Growth was reduced from 1.12% to 0.65% effective January 1, 2012.

(b)	Pursuant to an amendment to the Expense Limitation Agreement, the expense limitation that applies to Bond was reduced from 0.75% to 0.55% effective February 29, 2012.

(c)	The Expense Limitation Agreement is effective until February 28, 2014.

(d)	With respect to Service Class Shares, Money Market’s operating expenses (including Rule 12b-1 fees and administrative services fees) are limited to 0.75%.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ran until December 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

190	Annual Report 2012

As of October 31, 2012, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
Nationwide Fund	N/A	N/A	N/A	N/A
Growth	$2	$—	$459,750	$459,752
International Value	54,511	47,795	2,419	104,725
Small Company Growth(a)	N/A	N/A	156,583	156,583
U.S. Small Cap Value	110,290	120,484	95,038	325,812
Bond	90,267	110,319	185,800	386,386
Enhanced Income	116,715	33,073	66,467	216,255
Government Bond	N/A	N/A	N/A	N/A
Inflation-Protected Securities(b)	N/A	N/A	21,150	21,150
Money Market	1,160	N/A	5,416	6,576
Short Duration Bond	75,796	109,309	92,742	277,847

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(b)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

During the year ended October 31, 2012, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the year ended October 31, 2012, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $82,084 for Nationwide Fund for which NFA shall not be entitled to later seek recoupment.

NFA had agreed to waive an amount of its advisory fee for Growth equal to 0.04% per annum, calculated monthly based on Growth’s average daily net assets. Originally, this agreement would have been effective until June 30, 2012. However, effective January 1, 2012, both the fee waiver agreement and the Expense Limitation Agreement have been replaced by an Amendment to the Expense Limitation Agreement that reduces the expense limitation of Growth to 0.65% until at least February 28, 2013. In addition, effective March 16, 2012, pursuant to a separate fee waiver agreement, NFA has agreed to waive an amount of its advisory fee for Growth equal to 0.10% per annum, calculated monthly based on Growth’s average daily net assets, through March 31, 2013.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

2012 Annual Report	191

Notes to Financial Statements (Continued)

October 31, 2012

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2012, the Funds’ aggregate portion of such costs amounted to $5,306.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Nationwide Fund	0.25%	1.00%	1.00%	0.50%	N/A
Growth	0.25%	1.00%	1.00%	0.50%	N/A
International Value	0.25%	N/A	1.00%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A	N/A	N/A
U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A
Bond	0.25%	1.00%	1.00%	0.50%	N/A
Enhanced Income	0.25%	N/A	N/A	0.50%	N/A
Government Bond	0.25%	1.00%	1.00%	0.50%	N/A
Inflation-Protected Securities	0.25%	N/A	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	N/A	0.15%
Short Duration Bond	0.25%	N/A	0.75%	N/A	0.25%

N/A — Not Applicable.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from, and are not included in, proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for

192	Annual Report 2012

Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have CDSCs ranging from 0.75% to 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2012, NFD received commissions of $446,589 from front-end sales charges of Class A and Class D shares and from CDSCs from Class B and Class C shares of the Funds, of which $263,608 was re-allowed to affiliated broker-dealers of the Funds. Effective August 1, 2012, front-end sales charges for Class D shares were eliminated and Class D shares were re-designated Institutional Service Class shares for Nationwide, Bond, and Government Bond, and Institutional Class shares for Growth.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Prime, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2012, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Nationwide Fund	$414,590
Growth	43,252
International Value	414,166
Small Company Growth(a)	—
U.S. Small Cap Value	215,583
Bond	51,037
Enhanced Income	7,272
Government Bond	135,984
Inflation-Protected Securities(b)	—
Money Market	—
Short Duration Bond	52,316
(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(b)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended October 31, 2012, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $2,715,627. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $6,999. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $758,283. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

2012 Annual Report	193

Notes to Financial Statements (Continued)

October 31, 2012

As of October 31, 2012, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Nationwide Fund	30.96%
Growth	3.67
International Value	95.52
Small Company Growth	48.93
U.S. Small Cap Value	93.73
Bond	17.27
Enhanced Income	89.19
Government Bond	26.69
Inflation-Protected Securities	99.98
Money Market	24.51
Short Duration Bond	1.11

4.  Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Funds, except for Enhanced Income and Money Market, assessed a 2.00% redemption fee on shares that were sold or exchanged within the minimum holding period, which was 90 calendar days from the date of purchase for International Value and U.S. Small Cap Value; 30 calendar days for Nationwide Fund, Growth and Small Company Growth; and seven calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, was paid directly to the applicable Fund and was intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in a Fund’s asset levels and cash flow caused by short-term trading of a Fund’s shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

194	Annual Report 2012

For the year ended October 31, 2012, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Nationwide Fund	$932
Growth	639
International Value	—
Small Company Growth(a)	—
U.S. Small Cap Value	2
Bond	2
Enhanced Income	N/A
Government Bond	—
Inflation-Protected Securities(b)	—
Money Market	N/A
Short Duration Bond	6,792
(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(b)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

Amounts designated as “—” are zero or have been rounded to zero.

N/A – Not applicable.

For the year ended October 31, 2011, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Nationwide Fund	$7,724
Growth	2,017
International Value	961
U.S. Small Cap Value	2,305
Bond	4,104
Enhanced Income	N/A
Government Bond	186
Money Market	N/A
Short Duration Bond	1,984

Amounts designated as “—” are zero or have been rounded to zero.

N/A – Not applicable.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Inflation-Protected Securities is not yet a party to this agreement. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged 1.25% per annum plus the higher of (a) the one month

2012 Annual Report	195

Notes to Financial Statements (Continued)

October 31, 2012

London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any unused earnings credits expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended October 31, 2012, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Nationwide Fund	$198,510,995	$324,178,536
Growth	270,278,705	237,910,663
International Value	214,733,536	136,335,732
Small Company Growth(a)	4,144,019	273,257
U.S. Small Cap Value	34,527,972	10,243,883
Bond	35,090,284	30,305,861
Enhanced Income	207,827,160	167,320,860
Government Bond	100,219,374	115,412,790
Inflation-Protected Securities(b)	44,562,234	—
Short Duration Bond	120,043,748	56,552,684

Amount designated as ”—” is zero or has been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(b)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

For the year ended October 31, 2012, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond	$13,729,845	$3,101,363
Enhanced Income	5,570,804	8,021,602
Government Bond	19,818,840	30,979,560
Inflation-Protected Securities(a)	44,562,234	—
Money Market	55,579,078	20,000,000
Short Duration Bond	8,642,136	5,301,233

Amount designated as ”—” is zero or has been rounded to zero.

(a)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

196	Annual Report 2012

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

2012 Annual Report	197

Notes to Financial Statements (Continued)

October 31, 2012

10.  Other

As of October 31, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Nationwide Fund	24.46%	2
Growth	21.24	2
International Value	89.72	2
Small Company Growth	92.69	2
U.S. Small Cap Value	88.66	2
Bond	25.29	2
Enhanced Income	89.06	4	(a)
Government Bond	46.13	2
Inflation-Protected Securities	74.59	3	(a)
Money Market	65.75	2
Short Duration Bond	N/A	N/A

N/A — Not applicable.

(a)	Each such account is the account of an affiliated fund.

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. For the year ended October 31, 2012, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Nationwide Fund	$9,423
Growth	16,731
International Value	—
Small Company Growth (a)	—
U.S. Small Cap Value	—

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

12.  Merger

At close of business on February 25, 2011, Nationwide Fund acquired all of the net assets of Nationwide Large Cap Value Fund, a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on September 14, 2010, and by shareholders of Nationwide Large Cap Value Fund at a meeting held on February 16, 2011. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganization was accomplished by a tax free exchange of 1,149,071 shares of Nationwide Fund, valued at $16,487,829, for the assets of Nationwide Large Cap Value Fund. The investment portfolio of Nationwide Large Cap Value Fund, with a fair value and identified cost of $16,365,486 and $13,173,219, respectively at February 25, 2011, was the principal asset acquired by Nationwide Fund. The net assets of Nationwide Fund immediately before the acquisition were $866,646,270. The combined net assets of Nationwide Fund immediately following the acquisition were $883,134,083. For financial reporting purposes, assets

198	Annual Report 2012

received and shares issued by Nationwide Fund were recorded at fair current values; however, the cost basis of the investments received was carried forward to align ongoing reporting of Nationwide Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following pro forma information for the year ended October 31, 2011 is provided as though the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for the Fund:

—	Net investment income $10,594,726;
—	Net gain on investments $72,703,403;
—	Net change in unrealized appreciation/(depreciation) $49,022,282; and
—	Net increase in net assets resulting from operations $59,617,008.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Nationwide Large Cap Value Fund that have been included in the Fund’s Statement of Operations since February 25, 2011.

13.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide Fund	$8,314,176	$—	$8,314,176	$—	$8,314,176
Growth	—	—	—	—	—
International Value	2,885,576	—	2,885,576	—	2,885,576
Small Company Growth (a)	—	—	—	—	—
U.S. Small Cap Value	—	1,663,737	1,663,737	—	1,663,737
Bond	3,584,219	1,504,583	5,088,802	—	5,088,802
Enhanced Income	3,014,533	—	3,014,533	—	3,014,533
Government Bond	5,898,202	450,980	6,349,182	—	6,349,182
Inflation-Protected Securities (b)	—	—	—	—	—
Money Market	—	—	—	—	—
Short Duration Bond	1,152,423	—	1,152,423	—	1,152,423

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(b)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

2012 Annual Report	199

Notes to Financial Statements (Continued)

October 31, 2012

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide Fund	$5,999,927	$—	$5,999,927	$—	$5,999,927
Growth	102,538	—	102,538	—	102,538
International Value	3,466,998	—	3,466,998	—	3,466,998
U.S. Small Cap Value	—	—	—	—	—
Bond	3,196,086	1,342,551	4,538,637	—	4,538,637
Enhanced Income	3,543,114	—	3,543,114	—	3,543,114
Government Bond	7,466,707	1,663,453	9,130,160	—	9,130,160
Money Market	15,960	—	15,960	—	15,960
Short Duration Bond	1,063,123	—	1,063,123	—	1,063,123

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Nationwide Fund	$3,690,201	$—	$3,690,201	$—	$(258,122,669)	$69,190,041	$(185,242,427)
Growth	351,183	—	351,183	—	(5,721,982)	9,801,024	4,430,225
International Value	3,177,959	—	3,177,959	—	(56,727,179)	857,377	(52,691,843)
Small Company Growth	74,441	—	74,441	—	—	356,331	430,772
U.S. Small Cap Value	706,700	1,421,673	2,128,373	—	—	5,664,965	7,773,338
Bond	401,260	814,586	1,215,846	(287,087)	—	6,189,559	7,118,318
Enhanced Income	—	—	—	(233,107)	(6,822,729)	242,212	(6,813,624)
Government Bond	2,509,842	643,857	3,153,699	(126,074)	—	3,352,418	6,380,043
Inflation-Protected Securities	119,455	—	119,455	—	—	164,412	283,867
Money Market	—	—	—	—	(1,633,812)	—	(1,633,812)
Short Duration Bond	17,209	—	17,209	(105,461)	(2,595,493)	1,136,854	(1,546,891)

Amounts designated as “—” are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals.

200	Annual Report 2012

As of October 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Fund	$595,327,241	$86,166,072	$(16,975,737)	$69,190,335
Growth	180,466,862	15,496,183	(5,695,159)	9,801,024
International Value	195,484,741	8,997,775	(8,124,844)	872,931
Small Company Growth	4,292,193	609,780	(253,449)	356,331
U.S. Small Cap Value	103,553,543	18,036,129	(12,391,164)	5,664,965
Bond	91,572,929	6,682,260	(492,701)	6,189,559
Enhanced Income	286,869,121	840,910	(598,698)	242,212
Government Bond	137,199,666	3,777,897	(425,479)	3,352,418
Inflation-Protected Securities	46,271,826	306,087	(141,675)	164,412
Money Market	1,511,425,266	—	—	—
Short Duration Bond	166,624,048	1,331,566	(194,712)	1,136,854

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2012, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following tables represent capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Fund	Amount	Expires
Nationwide Fund	49,455,831	2016
Nationwide Fund	206,436,184	2017
Growth	5,721,982	2017
International Value	7,287,982	2016
International Value	40,125,489	2017
International Value	3,059,470	2018
International Value	3,293,779	2019
Enhanced Income	688,792	2014
Enhanced Income	603,783	2016
Enhanced Income	1,323,888	2017
Enhanced Income	922,109	2018
Enhanced Income	1,507,116	2019
Money Market	243	2015
Money Market	1,634,055	2016
Short Duration Bond	1,446,234	2013
Short Duration Bond	798,570	2014
Short Duration Bond	60,208	2015
Short Duration Bond	135,829	2016

2012 Annual Report	201

Notes to Financial Statements (Continued)

October 31, 2012

As of October 31, 2012, for federal income tax purposes, Nationwide Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset capital gains, if any, as the successor of a merged fund.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Acquired Fund	Amount	Expires
Nationwide Large Cap Value Fund*	$2,230,654	2016
*	On February 25, 2011, Nationwide Fund acquired Nationwide Large Cap Value Fund.

During the year ended October 31, 2012, for federal income tax purposes, the Funds utilized capital loss carryforwards in the amounts listed below.

Fund	Amount
Nationwide Fund	$55,520,430
Growth	15,895,093
Money Market	5,247

During the year ended October 31, 2012, for federal income tax purposes, Nationwide utilized capital loss carryforwards, as the successor of a merged fund, in the amount listed below.

Fund	Amount
Nationwide Fund	$812,320

During the year ended October 31, 2012, the Funds had capital loss carryforwards that expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Amount
Enhanced Income	$1,507,694
Short Duration Bond	327,157
Money Market	782

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

	Loss Carryforward Character
Fund	Short Term	Long Term
International Value	$—	$2,960,459
Enhanced Income	676,925	1,100,116
Short Duration Bond	154,652	—

Amounts designated as “—” are zero or have rounded to zero.

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

202	Annual Report 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Fund, Nationwide Growth Fund, Nationwide International Value Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide Money Market Fund, Nationwide Short Duration Bond Fund, Nationwide Small Company Growth Fund, and Nationwide Inflation-Protected Securities Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

2012 Annual Report	203

Supplemental Information

October 31, 2012 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the taxable year ended October 31, 2012, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Nationwide Fund	100.00%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
U.S. Small Cap Value	$1,663,737
Bond	1,504,583
Government Bond	450,980

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2012, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Value	$6,012,930	$0.0809

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2012, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Value	$486,639	$0.0146

204	Annual Report 2012

Supplemental Information

Approval of Advisory and Subadvisory Agreements

At the June 2012 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Inflation-Protected Securities Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Nationwide Asset Management, LLC (“NWAM,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Advisers in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with NFA, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others.

In making their determinations, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Advisers, including NWAM’s past performance, NWAM’s personnel that would be serving the Fund, the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by NFA, including the terms of the Subadvisory Agreement and information regarding fee arrangements, including the structure of the sub-advisory fees, the fact that NFA pays NWAM out of its advisory fees, the method of computing fees, and the frequency of payment of fees.

After extensive discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were consistent with the terms of the Advisory Agreements;
—	The prospects for satisfactory investment performance were reasonable; and
—

The fees to be paid by the Fund to NFA and its affiliates appeared to be reasonable in light of the information provided and that profitability would be assessed after a reasonable period of service to the Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

2012 Annual Report	205

Management Information

October 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	87	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	87

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	87	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	87	None

206	Annual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	87	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	87	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	87	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	87	None

2012 Annual Report	207

Management Information (Continued)

October 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	87	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

208	Annual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

2012 Annual Report	209

Management Information (Continued)

October 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

210	Annual Report 2012

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

AR-CORE 12/12

Nationwide Mutual Funds

AnnualReport

October 31, 2012

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

AnnualReport

October 31, 2012

Contents

1	Message to Shareholders

Index Funds
6	Nationwide Bond Index Fund
48	Nationwide International Index Fund
78	Nationwide Mid Cap Market Index Fund
96	Nationwide S&P 500 Index Fund
117	Nationwide Small Cap Index Fund

150	Notes to Financial Statements

172	Report of Independent Registered Public Accounting Firm

173	Supplemental Information

174	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders

October 31, 2012

Dear Fellow Shareholder,

What qualities do you look for in a financial advisor? Are some of them trust worthiness, loyalty, honesty and reliability? Do you want a person who puts your needs first and is someone you can count on during good times and bad? The best investment advisor-client relationships have the same characteristics as successful marriages, friendships and partnerships.

At Nationwide Mutual Funds, we understand the importance of the relationships our shareholders have with their financial advisors. That’s why we listen carefully and respond to what your financial advisors tell us you want. By supporting your financial advisor with relevant economic insights and access to specialized expertise, timesaving investment tools and a range of competitive mutual funds, we help advisors to advise and to serve you.

Together, along with your advisor, we will work our way through current and upcoming economic challenges. Once the post-election dust settles, investors will focus on the “fiscal cliff,” the automatic spending cuts and expiration of the Bush era tax cuts currently scheduled for year-end. The negative effect of this possible future event on gross domestic product (GDP) could push the U.S. economy into another recession. We are keeping a close watch on the fiscal cliff situation, as well as on the continuing instability within the eurozone, developments related to the implementation of the U.S. government health-care plan, and the status of U.S. government debt.

Despite economic and political uncertainty, the U.S. stock market, as measured by the S&P 500® Total Return Index, returned 15.21% for the 12-month period ended October 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the second and third quarters of 2012, contributing to several market rallies worldwide.

Investors need to remember that short-term conditions are always changing, and there will always be times for good markets and for not-so-good markets. We are here for you and your advisor for the long term. Since the Nationwide Fund was launched in 1933, we and others before us at Nationwide Mutual Funds have shepherded many families along the paths to their financial goals. Nearly eight decades of experience have taught us a lot about managing through market cycles.

We are committed to continuous improvement and to listening, learning and always doing what we think is best for you and your advisors. These are things that good partners do. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2012 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any Fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide International Index Fund (the Fund) is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Principal Risks

Nationwide Bond Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. The Fund is subject to risks associated with investing in foreign securities. The Fund also is subject to portfolio turnover risk.

Nationwide International Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in foreign securities.

Nationwide Mid Cap Market Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in stocks of mid-sized companies.

Nationwide S&P 500 Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk.

Nationwide Small Cap Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end,

2	Annual Report 2012

which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

EURO STOXX 50® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of 50 European blue-chip stocks from 12 eurozone countries; each component’s weighting represents 10% or less of the Index’s total free float market capitalization.

FTSE 100 Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the 100 largest companies traded on the London Stock Exchange and serves as a basis for investment products such as derivatives and exchange-traded funds.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

Sales Charge and Fee Information

•	Nationwide Bond Index Fund
•	Nationwide International Index Fund
•	Nationwide Mid Cap Market Index Fund
•	Nationwide S&P 500 Index Fund
•	Nationwide Small Cap Index Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

2012 Annual Report	3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2012.

In November 2011, the U.S. stock market dropped slightly due to investors’ concerns about Europe’s sovereign debt crisis, the need for deficit reduction in the United States, and a troubled U.S. housing market. A coordinated effort by the world’s major central banks to lower the cost of U.S. dollar loans to European banks did little to improve the condition of the market. The U.S. stock market exhibited a strong finish in the fourth quarter of 2011, primarily due to a solid earnings season and positive jobs data, with the S&P 500® Total Return Index (S&P 500) returning 11.82%.

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500 returning 4.48% for the month. The market continued to rally throughout the first quarter of 2012, due to positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This, in turn, had a positive impact on consumer sentiment, which reached a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a 130 billion euro bailout. The Federal Reserve also offered additional insight after its January Federal Open Market Committee meeting, stating that it was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012.

The second quarter of 2012 saw the same recurring themes of the past several years affecting the markets. During parliamentary elections in Greece, voters chose the New Democracy party, rejecting the two main political parties and, therefore, the bailout package that had been agreed to months earlier. Spain experienced credit-rating downgrades of its sovereign debt, and the creditworthiness of the country’s banks was questioned. The Fed disappointed investors who expected it to take dramatic action in June. Instead, the Fed opted for a six-month extension of “Operation Twist,” meaning that the Fed will continue to extend the average maturity of its Treasury holdings in an attempt to (i) flatten the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds as measured by the difference between the 3-month Treasury Bill and the

10-year Treasury Note) and (ii) entice investors into riskier assets. First-quarter 2012 GDP growth came in at 1.9%, and the S&P 500 registered -2.75% for the second quarter of 2012.

The world markets performed strongly during the third quarter of 2012 in response to new monetary easing policies implemented both in the United States and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program, which allows the ECB to make unlimited secondary-market purchases of bonds. The Fed announced its plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. The S&P 500 returned 6.35% for the third quarter of 2012.

The U.S. stock market, as measured by the S&P 500, registered -1.85% in October 2012, halting a rally which had begun in June. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the outcome of the U.S. presidential election, the fiscal cliff and continued instability within the eurozone.

For the annual reporting period ended October 31, 2012, large-capitalization U.S. stocks, as measured by the S&P 500, returned 15.21%. Mid-cap U.S. stocks, as measured by the Russell Midcap® Total Return Index, returned 12.15%, and small-cap U.S. stocks, as measured by the Russell 2000® Total Return Index, returned 12.08% for the reporting period.

International stocks and emerging market stocks grew during the annual reporting period ended October 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 4.61% for the reporting period. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 2.63% for the reporting period.

The fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high rates of unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy has sought to meet the demand for money and to shift investors into riskier assets in the hopes that this will enable the private sector to grow. Interest rates remained at low

4	Annual Report 2012

levels, while large government deficits and future inflationary concerns still remain an issue for investors. During the reporting period, investors have been both risk-averse and risk seeking in the markets. Central bankers have battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicates the effectiveness of central bank policy.

For the annual reporting period ended October 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 5.25%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 8.94%, while the BofAML 10+ Year US Corporate Index returned 15.21% for the same time period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 13.58% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 3.53% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 16.79% for the reporting period.

2012 Annual Report	5

Nationwide Bond Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2012, the Nationwide Bond Index Fund (Institutional Class) returned 5.15% versus 5.25% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB Rated (consisting of 163 funds as of October 31, 2012) was 10.07% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

All six sectors within the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the Index), recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, followed by sovereign government bonds and industrial bonds.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

None of the six sectors within the Index registered negative performance during the reporting period. The weakest sectors that detracted from Fund performance were utility bonds, quasi and foreign government securities and financial bonds.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

6	Annual Report 2012

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.64%	5.63%	4.69%
	w/SC2	0.20%	4.39%	4.07%
Class B	w/o SC1	4.01%	4.98%	4.05%
	w/SC3	(0.99)%	4.65%	4.05%
Class C4	w/o SC1	4.01%	5.00%	4.06%
	w/SC5	3.01%	5.00%	4.06%
Institutional Class[6]		5.15%	6.06%	5.11%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted. Prior to February 28, 2011 the rate was 5.75%.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Expense Ratios

Expense Ratio*
Class A	0.68%
Class B	1.29%
Class C	1.29%
Institutional Class	0.29%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	7

Fund Performance (Continued)	Nationwide Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Bond Index Fund versus the Barclays U.S. Aggregate Bond Index (a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents Changes in prices of a basket of goods and services purchased for consumption by urban households.

8	Annual Report 2012

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Bond Index Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,023.90	3.46	0.68
	Hypothetical	[b]	1,000.00	1,021.72	3.46	0.68
Class B Shares	Actual		1,000.00	1,020.80	6.55	1.29
	Hypothetical	[b]	1,000.00	1,018.65	6.55	1.29
Class C Shares	Actual		1,000.00	1,021.70	6.50	1.28
	Hypothetical	[b]	1,000.00	1,018.70	6.50	1.28
Institutional Class Shares	Actual		1,000.00	1,026.90	1.48	0.29
	Hypothetical	[b]	1,000.00	1,023.68	1.48	0.29

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	9

Portfolio Summary October 31, 2012	Nationwide Bond Index Fund

Asset Allocation †
U.S. Treasury Notes	30.3%
U.S. Government Mortgage Backed Agencies	29.5%
Corporate Bonds	22.5%
Mutual Fund	6.0%
U.S. Treasury Bonds	5.6%
U.S. Government Sponsored & Agency Obligations	4.4%
Sovereign Bonds	2.6%
Commercial Mortgage Backed Securities	1.8%
Municipal Bonds	1.0%
Yankee Dollars	0.6%
Repurchase Agreement	0.4%
Asset-Backed Securities	0.3%
Liabilities in excess of other assets	(5.0)%

100.0%

Top Industries ††
Commercial Banks	2.5%
Diversified Financial Services	2.0%
Oil, Gas & Consumable Fuels	1.8%
Electric Utilities	1.6%
Media	1.2%
Capital Markets	1.0%
Diversified Telecommunication Services	1.0%
Pharmaceuticals	0.9%
Insurance	0.9%
Metals & Mining	0.8%
Other Industries*	86.3%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	5.7%
U.S. Treasury Notes, 2.00%, 01/31/16	1.5%
U.S. Treasury Notes, 1.50%, 12/31/13	1.4%
U.S. Treasury Notes, 1.00%, 08/31/16	1.1%
U.S. Treasury Notes, 1.25%, 02/15/14	1.1%
U.S. Treasury Notes, 2.13%, 02/29/16	1.1%
U.S. Treasury Notes, 0.25%, 02/28/14	1.0%
U.S. Treasury Notes, 4.25%, 11/15/17	1.0%
U.S. Treasury Notes, 2.13%, 11/30/14	1.0%
U.S. Treasury Notes, 0.25%, 12/15/14	0.9%
Other Holdings*	84.2%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Bond Index Fund

Asset-Backed Securities 0.3%

	Principal Amount	Market Value

Airlines 0.0%†
Delta Air Lines Pass Through Trust, Series 2012-1A 4.75%, 05/07/21	$250,000	$264,687

Automobiles 0.2%
Ally Auto Receivables Trust Series 2010-4, Class A4, 1.35%, 12/15/15	1,000,000	1,013,571
Series 2012-4, Class A4, 0.80%, 10/16/17	1,000,000	1,003,303

		2,016,874

Credit Card 0.1%
Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18	750,000	865,524

Other 0.0%†
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6, 6.62%, 03/01/16	250,000	274,638

Total Asset-Backed Securities (cost $3,374,127)		3,421,723

Commercial Mortgage Backed Securities 1.8%
Banc of America Commercial Mortgage, Inc. Series 2005-3, Class AM, 4.73%, 07/10/43	1,000,000	1,070,695
Series 2006-6, Class A4, 5.36%, 10/10/45	600,000	690,433
Series 2007-1, Class A4, 5.45%, 01/15/49	1,630,000	1,890,091
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,384,000	1,449,582
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.06%, 12/10/49 (a)	2,320,000	2,807,068
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)	2,000,000	2,198,702
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 5.80%, 05/15/46 (a)	1,490,000	1,745,669

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	$1,546,000	$1,682,638
Series 2006-LDP7, Class A4, 5.87%, 04/15/45 (a)	1,000,000	1,156,783
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	2,000,000	2,299,114
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	328,528
Series 2011-C5, Class A3, 4.17%, 08/15/46	600,000	686,161
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 5.95%, 08/12/49 (a)	857,000	995,065
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5, 5.74%, 05/15/43 (a)	1,900,000	2,201,262
Series 2007-C31, Class A4, 5.51%, 04/15/47	2,000,000	2,310,986
Series 2007-C33, Class A4, 5.92%, 02/15/51 (a)	1,395,000	1,655,870

Total Commercial Mortgage Backed Securities (cost $20,377,632)		25,168,647

Corporate Bonds 22.5%
Aerospace & Defense 0.3%
Boeing Co. (The), 4.88%, 02/15/20	200,000	243,506
Embraer SA, 5.15%, 06/15/22	250,000	273,250
General Dynamics Corp., 3.88%, 07/15/21	150,000	169,958
Goodrich Corp. 6.29%, 07/01/16	171,000	200,927
6.80%, 07/01/36	129,000	185,577
L-3 Communications Corp. 3.95%, 11/15/16	300,000	326,108
4.95%, 02/15/21	100,000	113,130
Lockheed Martin Corp. Series B, 6.15%, 09/01/36	196,000	257,291
5.72%, 06/01/40	150,000	189,498
Northrop Grumman Corp., 3.50%, 03/15/21	250,000	270,992
Raytheon Co. 6.40%, 12/15/18	144,000	182,980
3.13%, 10/15/20	250,000	272,559
Rockwell Collins, Inc., 5.25%, 07/15/19	70,000	83,769
United Technologies Corp. 4.88%, 05/01/15	460,000	509,959

2012 Annual Report	11

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Aerospace & Defense (continued)
4.50%, 04/15/20	$250,000	$294,997
6.13%, 07/15/38	400,000	550,534
4.50%, 06/01/42	350,000	402,559

		4,527,594

Airlines 0.0%†
Southwest Airlines Co., 5.13%, 03/01/17	103,000	114,611

Auto Components 0.1%
Johnson Controls, Inc. 1.75%, 03/01/14	400,000	406,660
4.25%, 03/01/21	100,000	110,024
3.75%, 12/01/21	400,000	425,149

		941,833

Automobiles 0.1%
Daimler Finance North America LLC, 6.50%, 11/15/13	338,000	358,069
Ford Motor Co., 7.45%, 07/16/31 (b)	350,000	442,750

		800,819

Beverages 0.7%
Anheuser-Busch Cos. LLC 5.00%, 03/01/19	164,000	191,107
5.75%, 04/01/36	151,000	197,381
6.00%, 11/01/41	103,000	140,270
Anheuser-Busch InBev Worldwide, Inc. 0.80%, 07/15/15	500,000	501,465
1.38%, 07/15/17	750,000	761,306
7.75%, 01/15/19	500,000	678,315
5.38%, 01/15/20	350,000	434,979
5.00%, 04/15/20	200,000	244,152
2.50%, 07/15/22	500,000	508,375
Beam, Inc., 5.38%, 01/15/16	105,000	118,291
Coca-Cola Co. (The) 1.80%, 09/01/16	578,000	599,380
3.15%, 11/15/20	450,000	495,714
Diageo Capital PLC 5.50%, 09/30/16	300,000	351,857
4.83%, 07/15/20	400,000	478,841
Diageo Finance BV, 5.30%, 10/28/15	451,000	510,228
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	250,000	259,993
Molson Coors Brewing Co., 3.50%, 05/01/22	500,000	536,058
Pepsi Bottling Group, Inc. (The), Series B, 7.00%, 03/01/29	144,000	211,184
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	227,115

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
PepsiCo, Inc. 2.50%, 05/10/16	$700,000	$740,776
7.90%, 11/01/18	500,000	681,776
3.13%, 11/01/20	200,000	218,297
3.60%, 08/13/42	300,000	303,617

		9,390,477

Biotechnology 0.2%
Amgen, Inc. 2.30%, 06/15/16	200,000	208,509
3.45%, 10/01/20	200,000	213,905
6.40%, 02/01/39	300,000	390,904
5.15%, 11/15/41	350,000	403,276
5.38%, 05/15/43	250,000	300,151
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	100,000	107,036
Celgene Corp. 3.95%, 10/15/20	250,000	272,468
3.25%, 08/15/22	200,000	206,157
Genentech, Inc., 5.25%, 07/15/35	62,000	77,613
Gilead Sciences, Inc. 3.05%, 12/01/16	100,000	107,475
4.50%, 04/01/21	100,000	115,354
4.40%, 12/01/21	400,000	462,376

		2,865,224

Building Products 0.0%†
Owens Corning, 9.00%, 06/15/19	100,000	127,213

Capital Markets 1.1%
Ameriprise Financial, Inc., 5.30%, 03/15/20	100,000	118,229
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	256,000	279,956
5.30%, 10/30/15	123,000	137,480
4.65%, 07/02/18	246,000	277,964
Credit Suisse USA, Inc. 5.13%, 01/15/14	119,000	124,586
5.85%, 08/16/16	300,000	345,809
7.13%, 07/15/32	195,000	281,763
Deutsche Bank AG, 3.25%, 01/11/16	500,000	530,385
Franklin Resources, Inc., 2.80%, 09/15/22	500,000	509,255
Goldman Sachs Group, Inc. (The) 5.13%, 01/15/15	461,000	497,244
5.35%, 01/15/16	453,000	502,618
3.63%, 02/07/16	430,000	455,188
5.63%, 01/15/17	850,000	942,414
6.00%, 06/15/20	500,000	587,026
5.25%, 07/27/21	300,000	335,203

12	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
5.75%, 01/24/22	$250,000	$290,219
6.13%, 02/15/33	450,000	512,519
6.75%, 10/01/37	700,000	770,854
Jefferies Group, Inc., 6.88%, 04/15/21	250,000	273,125
Morgan Stanley 2.88%, 01/24/14	400,000	406,689
4.75%, 04/01/14	410,000	425,340
6.00%, 04/28/15	300,000	326,765
3.45%, 11/02/15	200,000	206,144
3.80%, 04/29/16	200,000	208,074
5.45%, 01/09/17	845,000	935,662
4.75%, 03/22/17	1,000,000	1,082,196
7.30%, 05/13/19	400,000	481,327
5.63%, 09/23/19	800,000	888,379
5.50%, 07/28/21	150,000	166,714
4.88%, 11/01/22	250,000	252,733
7.25%, 04/01/32	226,000	281,093
Nomura Holdings, Inc., 4.13%, 01/19/16	350,000	363,513
UBS AG 5.88%, 07/15/16	679,000	760,254
5.88%, 12/20/17	250,000	295,822

		14,852,542

Chemicals 0.3%
Air Products & Chemicals, Inc., 1.20%, 10/15/17	500,000	502,035
Albemarle Corp., 5.10%, 02/01/15	82,000	88,606
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	125,356
Dow Chemical Co. (The) 5.90%, 02/15/15	200,000	222,589
4.25%, 11/15/20 (b)	300,000	332,535
4.13%, 11/15/21	150,000	163,958
9.40%, 05/15/39	200,000	337,911
E.I. du Pont de Nemours & Co. 5.25%, 12/15/16	265,000	307,749
4.90%, 01/15/41	200,000	245,233
Eastman Chemical Co., 3.60%, 08/15/22	400,000	423,276
Ecolab, Inc., 4.35%, 12/08/21	100,000	113,601
Lubrizol Corp. 5.50%, 10/01/14	196,000	213,835
6.50%, 10/01/34	103,000	143,066
Praxair, Inc. 4.05%, 03/15/21	150,000	170,643
3.00%, 09/01/21	300,000	318,253

		3,708,646

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks 2.6%
Abbey National Treasury Services PLC, 4.00%, 04/27/16	$125,000	$131,145
Banco do Brasil SA, 3.88%, 10/10/22	300,000	299,100
BanColombia SA, 5.13%, 09/11/22	250,000	261,250
Bank of America NA 6.00%, 06/15/16	205,000	233,156
5.30%, 03/15/17	500,000	561,338
Bank of Montreal, 1.75%, 04/29/14	400,000	407,350
Bank of New York Mellon Corp. (The) 1.20%, 02/20/15	750,000	760,022
2.30%, 07/28/16	450,000	473,143
Bank of Nova Scotia, 2.90%, 03/29/16	900,000	958,108
Bank One Corp., 8.00%, 04/29/27	202,000	283,680
Barclays Bank PLC 2.75%, 02/23/15	500,000	516,831
5.14%, 10/14/20	500,000	522,991
BB&T Corp. 2.05%, 04/28/14	300,000	306,108
2.15%, 03/22/17	650,000	675,370
BNP Paribas SA 3.60%, 02/23/16 (b)	750,000	793,917
2.38%, 09/14/17	500,000	503,665
Capital One Financial Corp. 2.15%, 03/23/15	500,000	513,984
5.25%, 02/21/17	211,000	240,339
Comerica, Inc., 4.80%, 05/01/15	123,000	133,225
Commonwealth Bank of Australia, 1.90%, 09/18/17	500,000	507,950
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA 3.38%, 01/19/17	250,000	268,873
3.88%, 02/08/22	500,000	540,753
5.25%, 05/24/41	125,000	149,434
Credit Suisse, 4.38%, 08/05/20	400,000	453,857
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	130,277
Discover Bank, 7.00%, 04/15/20	300,000	367,709
Export-Import Bank of Korea 4.00%, 01/29/21	350,000	383,757
5.00%, 04/11/22	250,000	294,498
Fifth Third Bancorp 3.63%, 01/25/16	400,000	431,025
3.50%, 03/15/22	300,000	318,160
HSBC Bank USA NA 4.63%, 04/01/14	410,000	430,541

2012 Annual Report	13

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
5.88%, 11/01/34	$498,000	$585,710
5.63%, 08/15/35	250,000	283,469
HSBC Holdings PLC 4.00%, 03/30/22	500,000	547,730
6.50%, 09/15/37	300,000	368,335
JPMorgan Chase Bank NA 6.00%, 07/05/17	530,000	621,538
6.00%, 10/01/17	750,000	886,995
KeyBank NA, 5.80%, 07/01/14	103,000	110,768
KeyCorp, 5.10%, 03/24/21	150,000	177,518
Korea Development Bank (The), 3.25%, 03/09/16	500,000	525,669
Korea Finance Corp., 4.63%, 11/16/21	200,000	225,778
Kreditanstalt fuer Wiederaufbau 3.50%, 03/10/14	835,000	870,329
4.13%, 10/15/14	492,000	526,856
4.38%, 07/21/15	1,405,000	1,549,715
5.13%, 03/14/16	400,000	459,320
2.00%, 06/01/16	500,000	523,400
4.38%, 03/15/18	800,000	934,480
2.75%, 09/08/20	800,000	866,080
Landwirtschaftliche Rentenbank 2.13%, 07/15/16	250,000	262,950
5.13%, 02/01/17	600,000	706,620
Mellon Funding Corp., 5.00%, 12/01/14	185,000	199,641
National Australia Bank Ltd., 1.60%, 08/07/15	500,000	508,285
National City Corp., 4.90%, 01/15/15	246,000	268,007
Oesterreichische Kontrollbank AG 4.50%, 03/09/15	414,000	450,887
4.88%, 02/16/16	250,000	281,950
PNC Funding Corp. 5.25%, 11/15/15	246,000	275,537
5.13%, 02/08/20	400,000	479,980
Royal Bank of Canada, 1.45%, 10/30/14	700,000	711,381
Royal Bank of Scotland Group PLC, 2.55%, 09/18/15	750,000	768,834
Royal Bank of Scotland PLC (The), 4.38%, 03/16/16	500,000	544,140
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	223,614
State Street Corp., 4.38%, 03/07/21	300,000	352,303
Sumitomo Mitsui Banking Corp., 1.80%, 07/18/17	500,000	509,642
SunTrust Banks, Inc. 3.60%, 04/15/16	150,000	160,822

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
3.50%, 01/20/17	$350,000	$376,436
Toronto-Dominion Bank (The), 2.38%, 10/19/16	250,000	262,851
UnionBanCal Corp., 5.25%, 12/16/13	144,000	149,867
US Bancorp 1.65%, 05/15/17	350,000	357,791
4.13%, 05/24/21	100,000	115,557
2.95%, 07/15/22	300,000	309,496
US Bank NA 4.95%, 10/30/14	185,000	199,888
4.80%, 04/15/15	92,000	100,749
Wachovia Bank NA, 6.60%, 01/15/38	675,000	956,848
Wachovia Corp., 4.88%, 02/15/14	127,000	133,306
Wells Fargo & Co. 3.68%, 06/15/16 (c)	550,000	597,071
5.13%, 09/15/16	144,000	162,843
4.60%, 04/01/21	500,000	575,628
5.38%, 02/07/35	318,000	388,196
Wells Fargo Capital X, 5.95%, 12/01/86	350,000	354,919
Westpac Banking Corp. 4.20%, 02/27/15	500,000	537,053
2.00%, 08/14/17	500,000	512,522

		35,710,860

Commercial Services & Supplies 0.2%
ADT Corp. (The) 2.25%, 07/15/17 (d)	200,000	201,644
3.50%, 07/15/22 (d)	500,000	508,802
Republic Services, Inc., 5.25%, 11/15/21	600,000	717,283
Science Applications International Corp., 5.50%, 07/01/33	123,000	126,620
Waste Management, Inc. 6.38%, 03/11/15	800,000	901,011
7.00%, 07/15/28	113,000	150,895

		2,606,255

Communications Equipment 0.2%
Cisco Systems, Inc. 1.63%, 03/14/14	150,000	152,476
5.50%, 02/22/16	750,000	868,062
4.95%, 02/15/19	835,000	999,988
Motorola Solutions, Inc., 7.50%, 05/15/25	144,000	192,671
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	150,000	157,464

		2,370,661

14	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Computers & Peripherals 0.2%
Dell, Inc. 4.63%, 04/01/21	$100,000	$109,916
7.10%, 04/15/28	144,000	176,548
Hewlett-Packard Co. 1.55%, 05/30/14	300,000	299,837
2.35%, 03/15/15	400,000	403,947
5.50%, 03/01/18	835,000	927,611
4.65%, 12/09/21	500,000	500,494

		2,418,353

Construction & Engineering 0.0%†
ABB Finance USA, Inc., 4.38%, 05/08/42	100,000	112,369

Construction Materials 0.0%†
CRH America, Inc., 6.00%, 09/30/16	465,000	521,191

Consumer Finance 0.6%
American Express Co. 6.15%, 08/28/17	125,000	151,945
8.13%, 05/20/19	600,000	811,738
6.80%, 09/01/66 (a)	210,000	228,113
American Express Credit Corp., 2.75%, 09/15/15	400,000	421,668
Boeing Capital Corp., 2.90%, 08/15/18 (b)	600,000	653,731
Capital One Bank USA NA, 5.13%, 02/15/14	410,000	431,117
FIA Card Services NA, 7.13%, 11/15/12	140,000	140,251
Ford Motor Credit Co. LLC 2.50%, 01/15/16	250,000	254,203
4.25%, 02/03/17	500,000	533,038
5.88%, 08/02/21	750,000	863,552
HSBC Finance Corp., 6.68%, 01/15/21	356,000	421,267
John Deere Capital Corp., 0.70%, 09/04/15	500,000	500,700
SLM Corp. Series A, 5.38%, 05/15/14	259,000	271,324
3.88%, 09/10/15	500,000	515,014
6.25%, 01/25/16	250,000	270,012
6.00%, 01/25/17	250,000	271,250
8.45%, 06/15/18	150,000	178,264
7.25%, 01/25/22	250,000	275,625
Toyota Motor Credit Corp. 1.25%, 11/17/14	250,000	253,712
0.88%, 07/17/15	600,000	602,803
4.50%, 06/17/20	250,000	291,144

		8,340,471

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services 2.1%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	$62,000	$74,008
Aon Corp., 5.00%, 09/30/20	400,000	460,887
Associates Corp. of North America, 6.95%, 11/01/18	236,000	285,099
AXA Financial, Inc., 7.00%, 04/01/28	92,000	110,557
Bank of America Corp. 4.75%, 08/01/15	431,000	466,626
5.25%, 12/01/15	513,000	554,776
Series 1, 3.75%, 07/12/16	750,000	803,722
5.63%, 10/14/16	440,000	501,685
3.88%, 03/22/17	500,000	539,234
Series L, 5.65%, 05/01/18	2,385,000	2,776,729
5.63%, 07/01/20	250,000	291,677
5.00%, 05/13/21	500,000	564,039
5.70%, 01/24/22	250,000	297,434
5.88%, 02/07/42	250,000	307,283
Caterpillar Financial Services Corp. 6.13%, 02/17/14	700,000	750,159
1.13%, 12/15/14	500,000	505,972
Series F, 5.50%, 03/15/16	205,000	236,002
Citigroup, Inc. 5.50%, 10/15/14	600,000	648,166
5.30%, 01/07/16	571,000	633,925
3.95%, 06/15/16	675,000	729,393
5.85%, 08/02/16	287,000	329,261
4.45%, 01/10/17	750,000	828,561
6.13%, 11/21/17	500,000	593,079
5.38%, 08/09/20	500,000	584,822
4.50%, 01/14/22 (b)	500,000	551,974
6.63%, 06/15/32	232,000	268,134
5.88%, 02/22/33	82,000	87,769
5.85%, 12/11/34	375,000	447,525
5.88%, 05/29/37	200,000	244,229
EnCana Holdings Finance Corp., 5.80%, 05/01/14	791,000	847,277
General Electric Capital Corp. 4.88%, 03/04/15	431,000	470,628
5.00%, 01/08/16	205,000	229,159
5.40%, 02/15/17	415,000	478,733
2.30%, 04/27/17	500,000	516,490
5.63%, 09/15/17	550,000	652,418
5.63%, 05/01/18	500,000	593,919
5.30%, 02/11/21	250,000	290,895
3.15%, 09/07/22	500,000	508,645
Series A, 6.75%, 03/15/32	867,000	1,153,223
Series A, 6.15%, 08/07/37	750,000	959,518
6.38%, 11/15/67 (a)	350,000	374,500
Goldman Sachs Capital I, 6.35%, 02/15/34	200,000	206,160

2012 Annual Report	15

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
JPMorgan Chase & Co. 3.70%, 01/20/15	$605,000	$640,583
4.75%, 03/01/15	176,000	190,814
5.15%, 10/01/15	349,000	384,766
1.10%, 10/15/15	500,000	499,422
3.15%, 07/05/16	400,000	423,529
2.00%, 08/15/17	500,000	505,356
4.63%, 05/10/21	500,000	564,011
5.60%, 07/15/41	600,000	744,625
5.40%, 01/06/42	250,000	301,408
Moody’s Corp., 4.50%, 09/01/22	100,000	107,516
Murray Street Investment Trust I, 4.65%, 03/09/17 (c)	500,000	542,547
National Rural Utilities Cooperative Finance Corp. 4.75%, 03/01/14	226,000	238,687
5.45%, 04/10/17	400,000	474,753
Series C, 8.00%, 03/01/32	111,000	170,670
Western Union Co. (The), 6.20%, 11/17/36	200,000	232,295

		28,775,274

Diversified Telecommunication Services 1.0%
AT&T, Inc. 5.10%, 09/15/14	597,000	647,049
5.63%, 06/15/16	205,000	238,979
2.40%, 08/15/16	250,000	264,231
4.45%, 05/15/21	350,000	416,438
6.15%, 09/15/34	814,000	1,044,487
6.55%, 02/15/39	310,000	427,462
5.35%, 09/01/40	275,000	337,278
5.55%, 08/15/41	500,000	636,382
BellSouth Corp. 5.20%, 09/15/14	349,000	378,223
6.55%, 06/15/34	123,000	148,486
British Telecommunications PLC, 9.63%, 12/15/30	391,000	638,454
CenturyLink, Inc., Series T, 5.80%, 03/15/22	350,000	368,405
Corning, Inc., 4.75%, 03/15/42	150,000	164,268
Deutsche Telekom International Finance BV 5.75%, 03/23/16	273,000	312,445
8.75%, 06/15/30	256,000	395,080
Embarq Corp., 8.00%, 06/01/36	450,000	485,752
France Telecom SA 2.75%, 09/14/16	500,000	527,870
8.50%, 03/01/31	283,000	434,336
GTE Corp. 6.84%, 04/15/18	144,000	180,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
6.94%, 04/15/28	$103,000	$138,579
Telecom Italia Capital SA 4.95%, 09/30/14	205,000	213,200
5.25%, 10/01/15	730,000	772,887
6.00%, 09/30/34	260,000	244,400
Telefonica Emisiones SAU 6.42%, 06/20/16	730,000	792,050
5.46%, 02/16/21	500,000	508,125
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	179,720
Verizon Communications, Inc. 4.90%, 09/15/15	410,000	459,561
6.35%, 04/01/19	650,000	839,267
5.85%, 09/15/35	82,000	107,016
6.40%, 02/15/38	250,000	347,153
Verizon Global Funding Corp., 7.75%, 12/01/30	810,000	1,226,342
Virgin Media Secured Finance PLC, 6.50%, 01/15/18	100,000	108,500

		13,982,925

Electric Utilities 1.7%
AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18	1,000,000	1,164,977
Alabama Power Co., 5.70%, 02/15/33	276,000	350,385
Ameren Illinois Co., 2.70%, 09/01/22	350,000	358,020
American Electric Power Co., Inc., 5.25%, 06/01/15	133,000	145,962
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	174,460
Arizona Public Service Co., 5.50%, 09/01/35	150,000	185,159
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	721,996
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	238,625
Consolidated Edison Co. of New York, Inc. Series 05-C, 5.38%, 12/15/15	123,000	139,726
Series 08-A, 5.85%, 04/01/18	1,200,000	1,479,517
Series 03-A, 5.88%, 04/01/33	82,000	103,516
Detroit Edison Co. (The), 3.45%, 10/01/20	500,000	555,237
Dominion Resources, Inc. 5.20%, 08/15/19	100,000	120,636
Series E, 6.30%, 03/15/33	308,000	404,272
Series B, 5.95%, 06/15/35	174,000	225,280
DTE Energy Co., 6.35%, 06/01/16	287,000	337,812

16	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Duke Energy Carolinas LLC 4.30%, 06/15/20	$500,000	$579,432
4.25%, 12/15/41	200,000	226,688
Duke Energy Corp. 5.05%, 09/15/19	600,000	713,124
3.05%, 08/15/22	200,000	205,351
Duke Energy Indiana, Inc., 3.75%, 07/15/20	100,000	111,394
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	51,000	56,872
Edison International, 3.75%, 09/15/17	500,000	543,598
Entergy Corp., 5.13%, 09/15/20	300,000	333,542
Exelon Corp. 4.90%, 06/15/15	287,000	315,539
5.63%, 06/15/35	414,000	488,535
FirstEnergy Corp., Series C, 7.38%, 11/15/31	287,000	387,968
Florida Power & Light Co. 5.85%, 02/01/33	70,000	92,688
5.95%, 10/01/33	53,000	71,336
5.40%, 09/01/35	90,000	114,505
5.65%, 02/01/37	200,000	263,818
4.13%, 02/01/42	250,000	271,035
Florida Power Corp., 5.90%, 03/01/33	247,000	308,519
Georgia Power Co., 4.30%, 03/15/42	350,000	383,151
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	113,599
LG&E and KU Energy LLC, 3.75%, 11/15/20	500,000	518,038
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	173,000
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	263,498
MidAmerican Energy Holdings Co., 5.75%, 04/01/18	250,000	301,144
Nevada Power Co., 5.45%, 05/15/41	100,000	128,915
Nisource Finance Corp., 5.95%, 06/15/41	150,000	182,188
Oglethorpe Power Corp., 5.25%, 09/01/50	150,000	186,936
Ohio Power Co. Series K, 6.00%, 06/01/16	349,000	403,884
Series G, 6.60%, 02/15/33	164,000	217,789
Oncor Electric Delivery Co. LLC 6.38%, 01/15/15	308,000	340,427
4.55%, 12/01/41	150,000	153,070
5.30%, 06/01/42	150,000	170,741

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Pacific Gas & Electric Co. 4.80%, 03/01/14	$328,000	$345,509
5.80%, 03/01/37	150,000	195,801
6.25%, 03/01/39	300,000	417,580
PacifiCorp 5.25%, 06/15/35	123,000	150,657
4.10%, 02/01/42	500,000	541,724
Progress Energy, Inc., 7.75%, 03/01/31	164,000	233,015
PSEG Power LLC 5.50%, 12/01/15	287,000	323,833
5.13%, 04/15/20	250,000	289,065
Public Service Co. of Colorado Series 15, 5.50%, 04/01/14	174,000	185,826
2.25%, 09/15/22	500,000	506,374
3.60%, 09/15/42	400,000	404,831
Public Service Electric & Gas Co., 3.95%, 05/01/42	200,000	213,258
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	129,401
San Diego Gas & Electric Co., 3.95%, 11/15/41	400,000	430,050
Scottish Power Ltd., 5.81%, 03/15/25	82,000	88,963
South Carolina Electric & Gas Co., 6.05%, 01/15/38	200,000	269,205
Southern California Edison Co. 6.00%, 01/15/34	123,000	166,854
Series 05-B, 5.55%, 01/15/36	164,000	211,437
Southern Co. (The) Series A, 2.38%, 09/15/15	400,000	418,015
1.95%, 09/01/16	250,000	259,218
Tampa Electric Co., 5.40%, 05/15/21	500,000	624,405
Virginia Electric and Power Co. Series A, 5.40%, 01/15/16	103,000	117,684
5.95%, 09/15/17	250,000	307,169
Westar Energy, Inc., 6.00%, 07/01/14	185,000	200,515
Wisconsin Electric Power Co. 2.95%, 09/15/21	250,000	265,307
5.63%, 05/15/33	41,000	52,047
Xcel Energy, Inc. 5.61%, 04/01/17	173,000	203,101
6.50%, 07/01/36	123,000	168,950

		23,045,698

Electrical Equipment 0.2%
Energizer Holdings, Inc., 4.70%, 05/19/21	75,000	79,961
Honeywell International, Inc. 5.40%, 03/15/16	440,000	506,748
5.30%, 03/01/18	605,000	732,335

2012 Annual Report	17

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electrical Equipment (continued)
PerkinElmer, Inc., 5.00%, 11/15/21	$100,000	$110,968
Thermo Fisher Scientific, Inc. 2.05%, 02/21/14	100,000	101,834
3.20%, 03/01/16	250,000	267,629
3.60%, 08/15/21	250,000	271,218

		2,070,693

Electronic Equipment, Instruments & Components 0.1%
Agilent Technologies, Inc., 6.50%, 11/01/17	225,000	275,302
Avnet Inc, 5.88%, 06/15/20	250,000	278,473
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	200,000	232,296

		786,071

Energy Equipment & Services 0.1%
Baker Hughes, Inc., 3.20%, 08/15/21	500,000	544,123
Halliburton Co., 6.70%, 09/15/38	325,000	470,051
Weatherford International Ltd. 5.13%, 09/15/20	150,000	166,990
5.95%, 04/15/42	250,000	274,539

		1,455,703

Food & Staples Retailing 0.2%
CVS Caremark Corp., 6.25%, 06/01/27	460,000	626,508
Kroger Co. (The) 7.50%, 04/01/31	178,000	238,563
5.40%, 07/15/40	200,000	232,390
Safeway, Inc. 5.63%, 08/15/14	123,000	131,561
5.00%, 08/15/19	155,000	166,339
3.95%, 08/15/20	100,000	99,889
Sysco Corp., 5.38%, 09/21/35	74,000	95,524
Walgreen Co. 1.80%, 09/15/17	500,000	506,650
3.10%, 09/15/22	150,000	152,734

		2,250,158

Food Products 0.4%
Archer-Daniels-Midland Co. 5.38%, 09/15/35	103,000	126,839
4.02%, 04/16/43 (d)	140,000	144,552
Bunge Ltd. Finance Corp. 5.10%, 07/15/15	62,000	66,710
4.10%, 03/15/16	350,000	376,669
Campbell Soup Co., 4.25%, 04/15/21	100,000	114,838

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
ConAgra Foods, Inc. 1.35%, 09/10/15	$500,000	$504,055
7.00%, 10/01/28	154,000	201,034
General Mills, Inc. 1.55%, 05/16/14	500,000	507,264
3.15%, 12/15/21	200,000	213,128
H.J. Heinz Finance Co.,
6.75%, 03/15/32	62,000	79,578
JM Smucker Co. (The),
3.50%, 10/15/21	250,000	266,492
Kellogg Co.
4.00%, 12/15/20	250,000	281,358
Series B, 7.45%, 04/01/31	103,000	145,543
Kraft Foods Group, Inc.
6.88%, 01/26/39 (d)	738,000	1,050,846
5.00%, 06/04/42 (d)	250,000	291,968
Mondelez International, Inc.,
4.13%, 02/09/16	250,000	276,148
Tyson Foods, Inc.,
4.50%, 06/15/22	500,000	530,000
Unilever Capital Corp.,
5.90%, 11/15/32	144,000	206,390

		5,383,412

Gas Utilities 0.7%
Atmos Energy Corp.,
4.95%, 10/15/14	185,000	199,465
Boardwalk Pipelines LP,
5.20%, 06/01/18	62,000	67,571
CenterPoint Energy Resources Corp.,
4.50%, 01/15/21	212,000	242,626
Consolidated Natural Gas Co.,
Series A, 5.00%, 12/01/14	396,000	428,105
El Paso Natural Gas Co. LLC,
8.38%, 06/15/32	250,000	365,445
Enbridge Energy Partners LP
5.20%, 03/15/20	250,000	290,810
4.20%, 09/15/21	300,000	331,113
Energy Transfer Partners LP
4.65%, 06/01/21	100,000	111,063
5.20%, 02/01/22	500,000	573,955
6.05%, 06/01/41	100,000	119,604
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	656,000	715,093
Series L, 6.30%, 09/15/17	250,000	306,510
4.05%, 02/15/22	250,000	278,918
6.13%, 10/15/39	215,000	271,834
4.85%, 08/15/42	150,000	161,552
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	675,000	862,212
5.80%, 03/15/35	144,000	171,715
6.38%, 03/01/41	250,000	325,383

18	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
ONEOK Partners LP,
3.25%, 02/01/16	$500,000	$529,755
ONEOK, Inc.,
4.25%, 02/01/22	250,000	276,404
Plains All American Pipeline LP/PAA
Finance Corp.
5.63%, 12/15/13	230,000	242,421
5.15%, 06/01/42	300,000	351,272
Sempra Energy,
6.00%, 10/15/39	290,000	380,270
Southern Natural Gas Co. LLC,
5.90%, 04/01/17 (d)	200,000	234,438
Spectra Energy Capital LLC,
6.75%, 02/15/32	123,000	153,217
Texas Gas Transmission LLC,
4.60%, 06/01/15	123,000	133,071
TransCanada PipeLines Ltd.,
3.80%, 10/01/20	250,000	282,049
Williams Partners LP
7.25%, 02/01/17	100,000	122,994
5.25%, 03/15/20	250,000	294,373
6.30%, 04/15/40	150,000	192,755

		9,015,993

Health Care Providers & Services 0.6%
Aetna, Inc.,
6.63%, 06/15/36	250,000	334,119
Baxter International, Inc.
4.63%, 03/15/15	53,000	57,967
5.38%, 06/01/18	435,000	528,284
Becton, Dickinson and Co.,
3.13%, 11/08/21	250,000	269,313
Boston Scientific Corp.
6.40%, 06/15/16	150,000	173,077
6.00%, 01/15/20	200,000	237,333
Cardinal Health, Inc.,
3.20%, 06/15/22	200,000	207,791
Cigna Corp.
4.50%, 03/15/21	250,000	279,777
5.38%, 02/15/42	150,000	176,910
Covidien International Finance SA,
6.00%, 10/15/17	940,000	1,151,154
Express Scripts Holding Co.
3.50%, 11/15/16 (d)	250,000	270,337
3.90%, 02/15/22 (d)	500,000	546,530
6.13%, 11/15/41 (d)	150,000	196,530
Laboratory Corp. of America Holdings
3.13%, 05/15/16	150,000	158,053
3.75%, 08/23/22	200,000	212,614
McKesson Corp.,
6.00%, 03/01/41	100,000	136,360
Medtronic, Inc.,
4.13%, 03/15/21	500,000	569,608

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.,
5.45%, 11/01/15	$376,000	$420,658
St. Jude Medical, Inc.,
2.50%, 01/15/16	200,000	209,311
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	232,999
5.80%, 03/15/36	417,000	521,866
WellPoint, Inc.
5.00%, 12/15/14	598,000	649,349
5.25%, 01/15/16	226,000	253,047
5.95%, 12/15/34	82,000	98,230
4.63%, 05/15/42	350,000	371,712
Zimmer Holdings, Inc.,
3.38%, 11/30/21	150,000	156,509

		8,419,438

Hotels, Restaurants & Leisure 0.1%
Darden Restaurants, Inc.,
3.35%, 11/01/22	150,000	150,171
Hyatt Hotels Corp.,
5.38%, 08/15/21	100,000	111,564
McDonald’s Corp.
5.35%, 03/01/18	240,000	293,906
4.88%, 07/15/40	250,000	308,897
Wyndham Worldwide Corp.,
5.63%, 03/01/21	150,000	167,371
Yum! Brands, Inc.,
6.88%, 11/15/37	200,000	282,603

		1,314,512

Household Durables 0.0%†
Emerson Electric Co.,
6.00%, 08/15/32	57,000	74,946
Newell Rubbermaid, Inc.,
4.70%, 08/15/20	100,000	111,446

		186,392

Household Products 0.0%†
Kimberly-Clark Corp.,
2.40%, 03/01/22	500,000	509,821

Independent Power Producers & Energy Traders 0.0%†
Exelon Generation Co. LLC,
5.75%, 10/01/41	150,000	172,558

Industrial Conglomerates 0.2%
3M Co.,
5.70%, 03/15/37	235,000	328,214
Danaher Corp.
2.30%, 06/23/16	100,000	104,755
3.90%, 06/23/21	100,000	112,819
Dover Corp.
4.88%, 10/15/15	156,000	173,833

2012 Annual Report	19

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
5.38%, 03/01/41	$50,000	$65,420
General Electric Co.
5.25%, 12/06/17	400,000	473,939
2.70%, 10/09/22	750,000	754,161
Pentair Finance SA,
1.88%, 09/15/17 (d)	500,000	501,544
Tyco Electronics Group SA
6.55%, 10/01/17	300,000	359,358
3.50%, 02/03/22	150,000	156,183

		3,030,226

Information Technology Services 0.1%
Computer Sciences Corp.,
4.45%, 09/15/22	250,000	252,457
Fiserv, Inc.,
4.75%, 06/15/21	200,000	223,069
International Business Machines Corp.
1.95%, 07/22/16	100,000	104,518
2.90%, 11/01/21	150,000	160,724
5.88%, 11/29/32	532,000	730,524

		1,471,292

Insurance 0.9%
ACE INA Holdings, Inc.,
5.88%, 06/15/14	390,000	422,109
Aflac, Inc.,
6.90%, 12/17/39	100,000	134,773
Alleghany Corp.,
4.95%, 06/27/22	250,000	278,881
Allstate Corp. (The)
6.13%, 12/15/32	82,000	105,463
5.55%, 05/09/35	62,000	77,730
5.95%, 04/01/36	82,000	107,736
6.50%, 05/15/67 (a)	145,000	155,875
American International Group, Inc.
5.05%, 10/01/15	103,000	113,573
Series G, 5.60%, 10/18/16	290,000	332,399
8.25%, 08/15/18	500,000	649,524
4.88%, 06/01/22	850,000	958,649
8.18%, 05/15/68 (a)	325,000	405,437
Berkshire Hathaway Finance Corp.
4.85%, 01/15/15	826,000	902,410
4.40%, 05/15/42	250,000	263,478
Chubb Corp. (The),
6.38%, 03/29/67 (a)	300,000	325,500
CNA Financial Corp.,
5.75%, 08/15/21	250,000	294,540
Genworth Financial, Inc.
5.75%, 06/15/14 (b)	62,000	64,463
6.50%, 06/15/34	144,000	139,680
Hartford Financial Services Group, Inc.,
6.10%, 10/01/41	291,000	353,238

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Lincoln National Corp.
4.85%, 06/24/21	$50,000	$55,440
6.15%, 04/07/36	160,000	184,393
Marsh & McLennan Cos., Inc.
5.75%, 09/15/15	327,000	369,608
4.80%, 07/15/21	300,000	339,873
MetLife, Inc.
5.50%, 06/15/14	185,000	199,621
5.70%, 06/15/35	336,000	416,210
6.40%, 12/15/66	350,000	380,459
Nationwide Financial Services, Inc.,
6.75%, 05/15/67 (e)	75,000	78,375
Principal Financial Group, Inc.,
3.30%, 09/15/22	500,000	511,161
Progressive Corp. (The)
3.75%, 08/23/21	150,000	165,899
6.25%, 12/01/32	113,000	148,151
Prudential Financial, Inc.
Series B, 5.10%, 09/20/14	205,000	220,831
3.00%, 05/12/16	650,000	688,699
5.38%, 06/21/20	250,000	293,068
Series B, 5.75%, 07/15/33	103,000	119,998
6.63%, 06/21/40	200,000	261,679
Reinsurance Group of America, Inc.,
5.00%, 06/01/21	100,000	110,977
SunAmerica Financial Group, Inc.,
7.50%, 07/15/25	103,000	132,208
Travelers Cos., Inc. (The)
5.75%, 12/15/17	90,000	110,316
5.35%, 11/01/40	250,000	319,778
Travelers Property Casualty Corp.,
6.38%, 03/15/33	133,000	179,316
Willis Group Holdings PLC,
5.75%, 03/15/21	100,000	113,575
Willis North America, Inc.,
5.63%, 07/15/15	123,000	134,975
XL Group PLC,
5.25%, 09/15/14	541,000	575,563

		12,195,631

Internet & Catalog Retail 0.0%†
Expedia, Inc.,
5.95%, 08/15/20	150,000	165,620

Internet Software & Services 0.1%
eBay, Inc.
1.35%, 07/15/17	500,000	507,658
3.25%, 10/15/20	100,000	108,979
Google, Inc.
1.25%, 05/19/14	200,000	202,497
3.63%, 05/19/21	100,000	112,396

		931,530

20	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Leisure Equipment & Products 0.0%†
Mattel, Inc.,
5.45%, 11/01/41	$150,000	$177,238

Machinery 0.2%
Caterpillar, Inc.
1.38%, 05/27/14	600,000	608,294
2.60%, 06/26/22	250,000	257,885
6.05%, 08/15/36	123,000	166,678
3.80%, 08/15/42 (d)	97,000	100,143
Deere & Co.
8.10%, 05/15/30	250,000	387,329
3.90%, 06/09/42	200,000	211,355
Flowserve Corp.,
3.50%, 09/15/22	250,000	254,377
IDEX Corp.,
4.20%, 12/15/21	200,000	208,326
Illinois Tool Works, Inc.,
4.88%, 09/15/41	200,000	244,135

		2,438,522

Media 1.3%
CBS Corp.
1.95%, 07/01/17	350,000	358,564
5.75%, 04/15/20	250,000	302,307
7.88%, 07/30/30	55,000	77,224
5.50%, 05/15/33	82,000	91,339
Comcast Cable Communications
Holdings, Inc.,
9.46%, 11/15/22	82,000	124,105
Comcast Corp.
5.90%, 03/15/16	287,000	333,623
6.50%, 01/15/17	507,000	618,565
5.70%, 07/01/19	300,000	369,345
5.15%, 03/01/20	650,000	787,025
3.13%, 07/15/22	250,000	262,798
7.05%, 03/15/33	205,000	276,075
6.50%, 11/15/35	70,000	92,318
6.95%, 08/15/37	205,000	284,777
4.65%, 07/15/42	250,000	271,028
COX Communications, Inc.
5.45%, 12/15/14	246,000	269,869
5.50%, 10/01/15	667,000	755,821
DIRECTV Holdings LLC/DIRECTV
Financing Co., Inc.
3.50%, 03/01/16	250,000	267,360
2.40%, 03/15/17	500,000	515,179
4.60%, 02/15/21	750,000	831,204
3.80%, 03/15/22	500,000	520,960
Discovery Communications LLC,
5.05%, 06/01/20	350,000	411,851
Grupo Televisa SAB,
6.63%, 01/15/40	250,000	336,030

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Historic TW, Inc.,
6.88%, 06/15/18	$122,000	$155,837
NBCUniversal Media LLC
5.15%, 04/30/20	250,000	299,388
4.38%, 04/01/21	400,000	457,969
5.95%, 04/01/41	100,000	124,536
4.45%, 01/15/43	200,000	206,634
News America, Inc.
5.30%, 12/15/14	433,000	475,289
8.00%, 10/17/16	82,000	102,528
4.50%, 02/15/21	250,000	285,643
7.28%, 06/30/28	53,000	67,933
6.55%, 03/15/33	450,000	552,642
6.20%, 12/15/34	170,000	212,301
Omnicom Group, Inc.
5.90%, 04/15/16	123,000	141,885
3.63%, 05/01/22	50,000	53,476
Thomson Reuters Corp.,
6.50%, 07/15/18	400,000	504,395
Time Warner Cable, Inc.
6.75%, 07/01/18	415,000	525,362
8.25%, 04/01/19	400,000	540,818
4.00%, 09/01/21	500,000	555,437
6.75%, 06/15/39	500,000	667,382
4.50%, 09/15/42	250,000	256,885
Time Warner, Inc.
7.63%, 04/15/31	773,000	1,108,723
7.70%, 05/01/32	248,000	363,415
5.38%, 10/15/41	150,000	176,162
Viacom, Inc.
3.88%, 12/15/21	400,000	438,881
6.88%, 04/30/36	226,000	307,219
Walt Disney Co. (The),
Series B, 6.20%, 06/20/14	687,000	751,294
WPP Finance 2010,
4.75%, 11/21/21	350,000	384,061

		17,873,462

Metals & Mining 0.8%
Alcoa, Inc.
5.40%, 04/15/21	250,000	258,796
5.87%, 02/23/22 (b)	335,000	357,053
AngloGold Ashanti Holdings PLC,
5.13%, 08/01/22	250,000	254,955
ArcelorMittal
4.75%, 02/25/17	500,000	491,100
6.13%, 06/01/18	790,000	787,382
5.75%, 03/01/21 (b)	100,000	96,555
Barrick Gold Corp.
2.90%, 05/30/16	100,000	105,509
5.25%, 04/01/42	200,000	225,237
Barrick Gold Finance Co.,
4.88%, 11/15/14	1,060,000	1,137,915

2012 Annual Report	21

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
BHP Billiton Finance USA Ltd.
5.25%, 12/15/15	$225,000	$255,256
1.63%, 02/24/17	750,000	767,615
3.25%, 11/21/21	250,000	269,589
Cliffs Natural Resources, Inc.,
4.88%, 04/01/21 (b)	150,000	148,861
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 03/01/17	500,000	507,762
3.55%, 03/01/22	100,000	101,820
Kinross Gold Corp.,
5.13%, 09/01/21	100,000	104,432
Newmont Mining Corp.
5.13%, 10/01/19	150,000	173,940
5.88%, 04/01/35	164,000	190,914
4.88%, 03/15/42	100,000	105,122
Placer Dome, Inc.,
6.38%, 03/01/33	96,000	115,703
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	205,000	225,605
5.75%, 06/01/35	144,000	177,934
Rio Tinto Finance USA Ltd.
2.50%, 05/20/16	500,000	521,150
4.13%, 05/20/21	750,000	833,089
Rio Tinto Finance USA PLC
1.63%, 08/21/17	350,000	351,609
2.88%, 08/21/22	200,000	201,512
Southern Copper Corp.,
6.75%, 04/16/40	250,000	296,635
Teck Resources Ltd.
3.00%, 03/01/19	250,000	254,341
4.75%, 01/15/22	500,000	545,218
Vale Overseas Ltd.
4.38%, 01/11/22	250,000	266,113
6.88%, 11/21/36	556,000	684,364
Vale SA,
5.63%, 09/11/42	250,000	267,826

		11,080,912

Multiline Retail 0.4%
Costco Wholesale Corp.,
5.50%, 03/15/17	475,000	570,151
Kohl’s Corp.
4.00%, 11/01/21	100,000	108,714
3.25%, 02/01/23	500,000	500,607
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	200,000	235,632
6.90%, 04/01/29	50,000	60,965
6.70%, 07/15/34	150,000	183,880
Nordstrom, Inc.,
4.00%, 10/15/21	500,000	560,947
Target Corp.
6.00%, 01/15/18	300,000	370,850

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail (continued)
7.00%, 07/15/31	$121,000	$167,397
6.35%, 11/01/32	217,000	287,296
4.00%, 07/01/42	200,000	211,336
Wal-Mart Stores, Inc.
3.20%, 05/15/14	500,000	521,185
3.63%, 07/08/20	400,000	451,614
7.55%, 02/15/30	82,000	123,890
5.25%, 09/01/35	492,000	615,465
6.20%, 04/15/38	250,000	348,116
5.00%, 10/25/40	250,000	306,136
5.63%, 04/15/41	150,000	202,674

		5,826,855

Multi-Utilities 0.0%†
Dominion Resources, Inc.,
Series B, 2.75%, 09/15/22	250,000	257,061

Office Electronics 0.1%
Pitney Bowes, Inc.
4.75%, 01/15/16	205,000	218,647
4.75%, 05/15/18 (b)	62,000	64,207
Xerox Corp.
6.35%, 05/15/18	200,000	234,393
4.50%, 05/15/21	250,000	264,398

		781,645

Oil, Gas & Consumable Fuels 1.6%
Anadarko Finance Co.,
Series B, 7.50%, 05/01/31	207,000	282,664
Anadarko Petroleum Corp.
5.95%, 09/15/16	200,000	232,323
6.38%, 09/15/17	100,000	121,226
6.45%, 09/15/36	269,000	345,984
Apache Corp.
7.63%, 07/01/19	41,000	54,592
3.63%, 02/01/21	500,000	560,374
4.75%, 04/15/43	250,000	295,551
Apache Finance Canada Corp.,
4.38%, 05/15/15	238,000	259,688
BP Capital Markets America, Inc.,
4.20%, 06/15/18	103,000	115,813
BP Capital Markets PLC
3.88%, 03/10/15	700,000	751,816
3.20%, 03/11/16	300,000	322,563
4.50%, 10/01/20	100,000	117,428
3.56%, 11/01/21	500,000	549,826
Canadian Natural Resources Ltd.,
6.25%, 03/15/38	210,000	283,042
Cenovus Energy, Inc.,
5.70%, 10/15/19	520,000	639,390
Chevron Corp.,
3.95%, 03/03/14	415,000	434,517

22	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips
4.60%, 01/15/15	$450,000	$489,386
5.90%, 10/15/32	123,000	163,553
6.50%, 02/01/39	550,000	809,052
Devon Energy Corp.
3.25%, 05/15/22	500,000	528,508
7.95%, 04/15/32	250,000	381,047
Ensco PLC,
4.70%, 03/15/21	300,000	345,454
EOG Resources, Inc.
5.63%, 06/01/19	130,000	160,817
4.10%, 02/01/21 (b)	200,000	229,525
EQT Corp.,
4.88%, 11/15/21	250,000	270,652
Hess Corp.
7.30%, 08/15/31	196,000	270,154
5.60%, 02/15/41	200,000	240,658
Husky Energy, Inc.,
3.95%, 04/15/22	200,000	216,619
Kinder Morgan Energy Partners LP,
3.45%, 02/15/23	500,000	524,398
Marathon Oil Corp.
2.80%, 11/01/22	500,000	504,007
6.80%, 03/15/32	82,000	108,827
Marathon Petroleum Corp.,
5.13%, 03/01/21	300,000	353,742
Nabors Industries, Inc.,
5.00%, 09/15/20	300,000	334,257
Noble Energy, Inc.
4.15%, 12/15/21	100,000	110,232
6.00%, 03/01/41	150,000	189,665
Noble Holding International Ltd.,
5.25%, 03/15/42	100,000	112,431
Occidental Petroleum Corp.,
3.13%, 02/15/22	400,000	435,756
ONEOK Partners LP,
3.38%, 10/01/22	500,000	520,915
Pemex Project Funding Master Trust,
6.63%, 06/15/35	701,000	874,497
Petrobras International Finance Co.
3.88%, 01/27/16	500,000	531,168
3.50%, 02/06/17	500,000	528,430
5.75%, 01/20/20	730,000	842,041
5.38%, 01/27/21	750,000	850,542
Petrohawk Energy Corp.,
7.25%, 08/15/18	200,000	227,992
Petroleos Mexicanos
5.50%, 01/21/21	325,000	379,437
Series WI, 5.50%, 06/27/44	250,000	272,500
Phillips 66,
5.88%, 05/01/42 (d)	254,000	317,321
Pioneer Natural Resources Co.,
3.95%, 07/15/22	50,000	53,515

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Pride International, Inc.,
8.50%, 06/15/19	$100,000	$134,998
Shell International Finance BV
1.13%, 08/21/17	500,000	505,384
6.38%, 12/15/38	400,000	589,156
Southwestern Energy Co.,
4.10%, 03/15/22 (d)	150,000	162,280
Statoil ASA,
3.13%, 08/17/17	250,000	273,953
Total Capital International SA,
2.88%, 02/17/22	500,000	526,235
Total Capital SA,
2.30%, 03/15/16	250,000	262,175
Transocean, Inc.
2.50%, 10/15/17	500,000	506,390
6.38%, 12/15/21	400,000	486,734
7.50%, 04/15/31	123,000	155,034
Valero Energy Corp.
7.50%, 04/15/32	82,000	108,235
6.63%, 06/15/37	320,000	399,261
Williams Partners LP,
3.35%, 08/15/22	200,000	207,332

		21,861,062

Paper & Forest Products 0.1%
Domtar Corp.,
10.75%, 06/01/17	50,000	64,737
Georgia-Pacific LLC,
8.88%, 05/15/31	200,000	310,404
International Paper Co.
5.30%, 04/01/15	144,000	156,486
9.38%, 05/15/19	515,000	708,832

		1,240,459

Personal Products 0.1%
Colgate-Palmolive Co.,
2.45%, 11/15/21	100,000	103,817
Procter & Gamble Co. (The)
1.80%, 11/15/15	250,000	259,524
4.85%, 12/15/15	123,000	138,762
5.80%, 08/15/34	405,000	551,082

		1,053,185

Pharmaceuticals 0.9%
Abbott Laboratories
2.70%, 05/27/15	250,000	264,110
5.88%, 05/15/16	334,000	392,015
6.00%, 04/01/39	300,000	425,013
AstraZeneca PLC
5.40%, 06/01/14	155,000	167,059
5.90%, 09/15/17	300,000	367,735
1.95%, 09/18/19	750,000	767,746
6.45%, 09/15/37	140,000	198,356

2012 Annual Report	23

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.,
2.00%, 08/01/22	$600,000	$587,661
Eli Lilly & Co.
5.20%, 03/15/17	800,000	941,713
7.13%, 06/01/25	82,000	116,717
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	250,000	255,664
2.85%, 05/08/22	250,000	263,082
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	440,000	540,846
5.38%, 04/15/34	139,000	173,160
Johnson & Johnson
1.20%, 05/15/14	400,000	405,268
2.95%, 09/01/20	100,000	108,081
4.95%, 05/15/33	287,000	353,118
Merck & Co., Inc.
4.75%, 03/01/15	396,000	434,074
1.10%, 01/31/18	500,000	501,398
6.40%, 03/01/28	51,000	70,160
5.95%, 12/01/28	113,000	149,547
3.60%, 09/15/42	300,000	309,156
Novartis Capital Corp.,
4.13%, 02/10/14	275,000	287,623
Novartis Securities Investment Ltd.,
5.13%, 02/10/19	330,000	397,851
Pfizer, Inc.
5.35%, 03/15/15	550,000	611,154
4.65%, 03/01/18	185,000	215,471
7.20%, 03/15/39	375,000	599,670
Pharmacia Corp.,
6.60%, 12/01/28	123,000	166,568
Sanofi,
2.63%, 03/29/16	250,000	264,969
Schering-Plough Corp.,
5.30%, 12/01/13	800,000	842,474
Teva Pharmaceutical Finance Co. BV,
Series 2, 3.65%, 11/10/21	69,000	75,101
Teva Pharmaceutical Finance Co. LLC,
6.15%, 02/01/36	98,000	131,231
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21	181,000	197,003
Watson Pharmaceuticals, Inc.,
3.25%, 10/01/22	100,000	103,049
Wyeth LLC
5.50%, 02/15/16	241,000	277,019
6.50%, 02/01/34	144,000	203,901

		12,164,763

Real Estate Investment Trusts (REITs) 0.5%
American Tower REIT, Inc.,
5.05%, 09/01/20	400,000	449,478
Boston Properties LP
5.00%, 06/01/15	360,000	394,738

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
5.63%, 11/15/20	$350,000	$420,475
Camden Property Trust,
5.00%, 06/15/15	103,000	112,251
CommonWealth REIT,
5.75%, 02/15/14	123,000	126,552
Digital Realty Trust LP,
5.25%, 03/15/21	250,000	282,704
Duke Realty LP,
3.88%, 10/15/22	500,000	520,469
ERP Operating LP
5.25%, 09/15/14	278,000	300,239
5.38%, 08/01/16	205,000	234,296
HCP, Inc.
6.00%, 01/30/17	328,000	378,640
3.75%, 02/01/19	500,000	530,699
Health Care REIT, Inc.
6.00%, 11/15/13	123,000	128,795
4.13%, 04/01/19	400,000	431,539
5.25%, 01/15/22	300,000	342,577
Kilroy Realty LP,
4.80%, 07/15/18	200,000	221,269
ProLogis LP,
6.63%, 05/15/18	400,000	474,260
Simon Property Group LP
5.10%, 06/15/15	294,000	326,034
6.10%, 05/01/16	287,000	331,897
4.38%, 03/01/21	250,000	282,289
3.38%, 03/15/22 (b)	250,000	267,599
4.75%, 03/15/42	250,000	276,704
UDR, Inc.,
4.25%, 06/01/18	100,000	110,888
Ventas Realty LP/Ventas Capital Corp.
4.75%, 06/01/21	100,000	111,356
4.25%, 03/01/22	350,000	375,713

		7,431,461

Road & Rail 0.3%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22	200,000	208,687
7.95%, 08/15/30	144,000	205,138
5.05%, 03/01/41	350,000	406,422
CSX Corp.
7.38%, 02/01/19	305,000	390,058
3.70%, 10/30/20	200,000	217,186
5.50%, 04/15/41	100,000	124,081
FedEx Corp.,
3.88%, 08/01/42	50,000	51,531
Norfolk Southern Corp.
3.25%, 12/01/21	250,000	261,814
2.90%, 02/15/23 (d)	92,000	93,745
5.59%, 05/17/25	59,000	73,562
4.84%, 10/01/41	15,000	17,469
6.00%, 05/23/11	250,000	316,184

24	Annual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Ryder System, Inc.,
2.50%, 03/01/18	$500,000	$508,248
Union Pacific Corp.
5.13%, 02/15/14	1,000,000	1,056,908
6.25%, 05/01/34	164,000	219,902
United Parcel Service of America, Inc.
8.38%, 04/01/20	82,000	113,479
8.38%, 04/01/30 (c)	123,000	187,678
United Parcel Service, Inc.,
6.20%, 01/15/38	205,000	290,460

		4,742,552

Semiconductors & Semiconductor Equipment 0.1%
Applied Materials, Inc.,
4.30%, 06/15/21	300,000	341,945
Broadcom Corp.,
2.70%, 11/01/18	100,000	107,354
Intel Corp.,
4.80%, 10/01/41	200,000	236,307
Texas Instruments, Inc.,
1.38%, 05/15/14	150,000	152,145

		837,751

Software 0.2%
Microsoft Corp.
2.95%, 06/01/14	300,000	311,809
3.00%, 10/01/20	350,000	383,358
4.50%, 10/01/40	200,000	238,878
Oracle Corp.
3.75%, 07/08/14	905,000	955,010
5.25%, 01/15/16	48,000	54,862
5.00%, 07/08/19	100,000	121,541
5.38%, 07/15/40	500,000	651,161

		2,716,619

Sovereign 0.1%
Export Development Canada,
1.50%, 05/15/14	400,000	407,256
Japan Finance Corp.
Series DTC, 2.88%, 02/02/15	300,000	315,306
2.50%, 05/18/16	200,000	211,848
2.25%, 07/13/16	200,000	210,314

		1,144,724

Specialty Retail 0.1%
AutoZone, Inc.,
4.00%, 11/15/20	200,000	217,356
Gap, Inc. (The),
5.95%, 04/12/21	100,000	113,644
Home Depot, Inc. (The)
5.25%, 12/16/13	200,000	210,850
5.40%, 03/01/16	410,000	472,216
5.88%, 12/16/36	230,000	310,954

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail (continued)
5.95%, 04/01/41	$100,000	$139,476
Lowe’s Cos., Inc.
6.50%, 03/15/29	164,000	213,243
5.80%, 10/15/36	230,000	291,987

		1,969,726

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 06/01/21	100,000	112,283
VF Corp.,
3.50%, 09/01/21	200,000	213,974

		326,257

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	203,000	289,522
9.25%, 08/06/19	136,000	191,919
2.85%, 08/09/22	500,000	501,430
10.20%, 02/06/39	120,000	210,811
4.25%, 08/09/42	350,000	357,501
Lorillard Tobacco Co.,
3.50%, 08/04/16	500,000	531,312
Philip Morris International, Inc.
5.65%, 05/16/18	300,000	368,253
6.38%, 05/16/38	400,000	573,734
Reynolds American, Inc.,
4.75%, 11/01/42	300,000	305,607

		3,330,089

Wireless Telecommunication Services 0.4%
America Movil SAB de CV
5.75%, 01/15/15	155,000	171,368
5.00%, 03/30/20	1,000,000	1,176,399
6.38%, 03/01/35	123,000	162,488
AT&T Mobility LLC,
7.13%, 12/15/31	287,000	410,185
Cellco Partnership/Verizon Wireless
Capital LLC,
7.38%, 11/15/13	800,000	854,073
Vodafone Group PLC
5.00%, 12/16/13	461,000	484,092
4.15%, 06/10/14	530,000	559,905
2.88%, 03/16/16	200,000	212,270
1.63%, 03/20/17	400,000	408,685
7.88%, 02/15/30	144,000	216,303
6.15%, 02/27/37	75,000	103,039

		4,758,807

Total Corporate Bonds (cost $275,075,557)		306,585,216

2012 Annual Report	25

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Municipal Bonds 1.0%

	Principal Amount	Market Value

California 0.4%
Bay Area Toll Authority,
6.26%, 04/01/49	$500,000	$693,800
East Bay Municipal Utility District,
5.87%, 06/01/40	500,000	663,705
Los Angeles Community College District,
6.75%, 08/01/49	200,000	274,072
Los Angeles Department of Water & Power,
6.57%, 07/01/45	210,000	294,208
Los Angeles Unified School District,
6.76%, 07/01/34	250,000	332,123
Metropolitan Water District of Southern California,
6.95%, 07/01/40	500,000	625,790
San Diego County Water Authority,
Series B, 6.14%, 05/01/49	375,000	500,254
Santa Clara Valley Transportation Authority,
5.88%, 04/01/32	200,000	244,386
State of California
5.45%, 04/01/15	300,000	329,388
7.50%, 04/01/34	300,000	404,340
7.55%, 04/01/39	775,000	1,080,954

		5,443,020

Connecticut 0.0%†
State of Connecticut,
Series D, 5.09%, 10/01/30	200,000	229,578

Georgia 0.1%
Municipal Electric Authority of Georgia,
6.66%, 04/01/57	750,000	891,720

Illinois 0.1%
State of Illinois
5.88%, 03/01/19	100,000	115,108
Series 2003,5.10%, 06/01/33	1,185,000	1,170,531

		1,285,639

Massachusetts 0.0%†
Commonwealth of Massachusetts,
5.73%, 06/01/40	150,000	196,581

New Jersey 0.2%
New Jersey Economic Development Authority,
Series A, 7.43%, 02/15/29	250,000	316,287
New Jersey State Turnpike Authority, Revenue Bonds,
Series F, 7.41%, 01/01/40	715,000	1,064,721

Municipal Bonds (continued)

	Principal Amount	Market Value

New Jersey (continued)
Rutgers-State University of New Jersey,
Series H, 5.67%, 05/01/40	$250,000	$316,740

		1,697,748

New York 0.2%
City of New York,
5.85%, 06/01/40	520,000	675,464
Metropolitan Transportation Authority,
Series C, 7.34%, 11/15/39	540,000	808,240
New York City Municipal Water Finance Authority,
5.79%, 06/15/41	500,000	567,535
Port Authority of New York & New Jersey,
6.04%, 12/01/29	460,000	581,399

		2,632,638

Ohio 0.0%†
Northeast Regional Sewer District,
6.04%, 11/15/40	200,000	231,462

Pennsylvania 0.0%†
Commonwealth of Pennsylvania,
Series B, 4.65%, 02/15/26	200,000	227,882

Texas 0.0%†
Texas Transportation Commission,
Series B, 5.18%, 04/01/30	100,000	121,381

Total Municipal Bonds (cost $10,423,561)		12,957,649

Sovereign Bonds 2.6%
BRAZIL 0.3%
Brazilian Government International Bond
10.50%, 07/14/14	1,750,000	2,043,125
4.88%, 01/22/21 (b)	750,000	898,125
7.13%, 01/20/37	1,095,000	1,647,975

		4,589,225

CANADA 0.4%
Canada Government International Bond,
2.38%, 09/10/14	240,000	249,171
Province of Nova Scotia Canada,
5.13%, 01/26/17	615,000	721,149
Province of Ontario Canada
4.10%, 06/16/14	1,845,000	1,954,741

26	Annual Report 2012

Sovereign Bonds (continued)

	Principal Amount	Market Value

CANADA (continued)
4.50%, 02/03/15	$463,000	$503,929
4.75%, 01/19/16	205,000	231,178
2.30%, 05/10/16 (b)	400,000	421,720
Province of Quebec Canada
4.60%, 05/26/15	246,000	271,387
7.50%, 09/15/29	402,000	615,623

		4,968,898

COLOMBIA 0.1%
Colombia Government International Bond
7.38%, 03/18/19	600,000	792,000
4.38%, 07/12/21	250,000	287,125
7.38%, 09/18/37	250,000	385,625

		1,464,750

ITALY 0.1%
Italian Republic
4.50%, 01/21/15	652,000	679,384
4.75%, 01/25/16	287,000	300,202
6.88%, 09/27/23	174,000	201,029
5.38%, 06/15/33	384,000	380,364

		1,560,979

JAPAN 0.0%†
Japan Finance Corp.,
1.13%, 07/19/17	350,000	352,201

MEXICO 0.3%
Mexico Government International Bond
5.63%, 01/15/17	250,000	292,250
5.13%, 01/15/20	500,000	597,500
3.63%, 03/15/22	1,000,000	1,092,500
6.75%, 09/27/34	623,000	881,545
4.75%, 03/08/44	350,000	388,500
5.75%, 10/12/10	200,000	235,000

		3,487,295

PANAMA 0.1%
Panama Government International Bond
5.20%, 01/30/20	500,000	605,000
6.70%, 01/26/36	250,000	355,875

		960,875

PERU 0.1%
Peru Government International Bond,
7.13%, 03/30/19	1,370,000	1,801,550

Sovereign Bonds (continued)

	Principal Amount	Market Value

POLAND 0.1%
Poland Government International Bond
5.00%, 10/19/15	$156,000	$173,394
6.38%, 07/15/19	250,000	311,250
5.13%, 04/21/21	125,000	146,892
5.00%, 03/23/22	450,000	524,336

		1,155,872

SOUTH AFRICA 0.0%†
South Africa Government International Bond
6.50%, 06/02/14	144,000	156,060
4.67%, 01/17/24	250,000	276,250
6.25%, 03/08/41	100,000	128,250

		560,560

SOUTH KOREA 0.0%†
Republic of Korea,
5.63%, 11/03/25	200,000	262,828

SUPRANATIONAL 1.1%
African Development Bank,
2.50%, 03/15/16	250,000	266,200
Asian Development Bank,
2.63%, 02/09/15	2,765,000	2,903,803
Council Of Europe Development Bank,
1.50%, 01/15/15	200,000	204,220
European Bank for Reconstruction &
Development,
2.50%, 03/15/16	350,000	370,058
European Investment Bank
3.00%, 04/08/14	905,000	938,150
4.63%, 05/15/14	630,000	670,112
3.13%, 06/04/14	200,000	208,420
4.63%, 10/20/15	1,675,000	1,869,132
2.50%, 05/16/16	700,000	742,623
5.13%, 09/13/16	250,000	290,625
1.25%, 10/14/16	$250,000 $	254,585
5.13%, 05/30/17	500,000	593,100
1.13%, 09/15/17	1,000,000	1,009,400
4.00%, 02/16/21 (b)	350,000	406,805
Inter-American Development Bank
3.00%, 04/22/14	250,000	259,602
5.13%, 09/13/16	65,000	76,263
1.75%, 08/24/18	500,000	521,150
International Bank for Reconstruction & Development
1.13%, 08/25/14	900,000	913,026
7.63%, 01/19/23	677,000	1,010,802
International Finance Corp.
2.25%, 04/11/16	250,000	264,842

2012 Annual Report	27

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

SUPRANATIONAL (continued)
1.13%, 11/23/16	$550,000	$560,627

		14,333,545

Total Sovereign Bonds (cost $32,498,573)		35,498,578

U.S. Government Mortgage Backed Agencies 29.7%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# M81009
4.50%, 02/01/13	10,362	10,579
Pool# E69050
6.00%, 02/01/13	958	972
Pool# E72896
7.00%, 10/01/13	1,296	1,321
Pool# E00677
6.00%, 06/01/14	7,443	7,849
Pool# E00802
7.50%, 02/01/15	6,029	6,356
Pool# G11001
6.50%, 03/01/15	2,817	2,927
Pool# G11003
7.50%, 04/01/15	298	313
Pool# G11164
7.00%, 05/01/15	989	1,032
Pool# E81396
7.00%, 10/01/15	184	195
Pool# E81394
7.50%, 10/01/15	2,395	2,530
Pool# E84097
6.50%, 12/01/15	1,243	1,317
Pool# E00938
7.00%, 01/01/16	2,966	3,203
Pool# E82132
7.00%, 01/01/16	586	623
Pool# E82815
6.00%, 03/01/16	916	967
Pool# E83231
6.00%, 04/01/16	662	708
Pool# E83233
6.00%, 04/01/16	1,496	1,600
Pool# G11972
6.00%, 04/01/16	35,707	37,700
Pool# E00975
6.00%, 05/01/16	8,825	9,459
Pool# E83355
6.00%, 05/01/16	2,186	2,339
Pool# E83636
6.00%, 05/01/16	4,070	4,354
Pool# E83933
6.50%, 05/01/16	184	198

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E00985
6.00%, 06/01/16	$4,916	$5,276
Pool# E00987
6.50%, 06/01/16	4,825	5,226
Pool# E84236
6.50%, 06/01/16	1,426	1,530
Pool# E00996
6.50%, 07/01/16	628	673
Pool# E84912
6.50%, 08/01/16	4,581	4,912
Pool# E85117
6.50%, 08/01/16	1,662	1,783
Pool# E85387
6.00%, 09/01/16	3,363	3,598
Pool# E85800
6.50%, 10/01/16	1,583	1,697
Pool# E86183
6.00%, 11/01/16	708	757
Pool# E01083
7.00%, 11/01/16	1,520	1,651
Pool# G11207
7.00%, 11/01/16	3,184	3,381
Pool# E86746
5.50%, 12/01/16	10,027	10,761
Pool# E86533
6.00%, 12/01/16	1,759	1,882
Pool# E01095
6.00%, 01/01/17	2,415	2,612
Pool# E87584
6.00%, 01/01/17	1,569	1,679
Pool# E86995
6.50%, 01/01/17	4,198	4,502
Pool# E87291
6.50%, 01/01/17	8,551	9,169
Pool# E87446
6.50%, 01/01/17	1,263	1,372
Pool# E88076
6.00%, 02/01/17	3,036	3,290
Pool# E01127
6.50%, 02/01/17	3,791	4,095
Pool# E88055
6.50%, 02/01/17	16,110	17,491
Pool# E88106
6.50%, 02/01/17	6,314	6,858
Pool# E01137
6.00%, 03/01/17	3,608	3,906
Pool# E88134
6.00%, 03/01/17	692	750
Pool# E88474
6.00%, 03/01/17	3,086	3,344
Pool# E88768
6.00%, 03/01/17	4,271	4,570

28	Annual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E01138
6.50%, 03/01/17	$2,448	$2,647
Pool# E01139
6.00%, 04/01/17	17,013	18,454
Pool# E88729
6.00%, 04/01/17	2,936	3,182
Pool# E89149
6.00%, 04/01/17	3,803	4,122
Pool# E89151
6.00%, 04/01/17	3,091	3,350
Pool# E89217
6.00%, 04/01/17	3,374	3,657
Pool# E89222
6.00%, 04/01/17	16,045	17,390
Pool# E89347
6.00%, 04/01/17	1,256	1,361
Pool# E89496
6.00%, 04/01/17	2,005	2,179
Pool# E89203
6.50%, 04/01/17	2,186	2,375
Pool# E01140
6.00%, 05/01/17	14,709	15,956
Pool# E89530
6.00%, 05/01/17	8,937	9,686
Pool# E89746
6.00%, 05/01/17	24,116	26,138
Pool# E89788
6.00%, 05/01/17	2,702	2,929
Pool# E89909
6.00%, 05/01/17	2,887	3,152
Pool# G11409
6.00%, 05/01/17	21,671	23,186
Pool# E01156
6.50%, 05/01/17	6,283	6,809
Pool# E89924
6.50%, 05/01/17	10,719	11,644
Pool# B15071 6.00%, 06/01/17	42,102	45,623
Pool# E01157 6.00%, 06/01/17	10,954	11,906
Pool# E90194 6.00%, 06/01/17	2,196	2,380
Pool# E90227 6.00%, 06/01/17	2,090	2,265
Pool# E90313 6.00%, 06/01/17	1,131	1,226
Pool# E90591 5.50%, 07/01/17	10,088	10,896
Pool# E90594 6.00%, 07/01/17	9,165	9,929
Pool# E90645 6.00%, 07/01/17	11,561	12,601

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E90667 6.00%, 07/01/17	$3,046	$3,301
Pool# E01186 5.50%, 08/01/17	32,172	34,649
Pool# E01205 6.50%, 08/01/17	4,505	4,887
Pool# G11295 5.50%, 09/01/17	19,820	21,406
Pool# G11458 6.00%, 09/01/17	3,726	3,856
Pool# G11434 6.50%, 01/01/18	6,506	6,977
Pool# E01311 5.50%, 02/01/18	377,701	407,785
Pool# G11399 5.50%, 04/01/18	25,596	27,469
Pool# B10210 5.50%, 10/01/18	80,411	87,653
Pool# B10653 5.50%, 11/01/18	48,534	52,904
Pool# B11548 5.50%, 12/01/18	35,465	38,659
Pool# G11531 5.50%, 02/01/19	16,723	18,229
Pool# B12908 5.50%, 03/01/19	7,563	8,170
Pool# E01604 5.50%, 03/01/19	34,813	37,604
Pool# B13430 5.50%, 04/01/19	29,346	31,988
Pool# B13600 5.50%, 04/01/19	29,491	32,146
Pool# B15396 5.50%, 06/01/19	40,401	44,039
Pool# G18007 6.00%, 07/01/19	17,618	19,161
Pool# G18006 5.50%, 08/01/19	28,077	30,605
Pool# B16087 6.00%, 08/01/19	47,054	52,262
Pool# G18022 5.50%, 11/01/19	67,127	73,172
Pool# B14288 5.50%, 12/01/19	27,308	29,767
Pool# B18437 5.50%, 05/01/20	26,572	28,965
Pool# G18062 6.00%, 06/01/20	32,432	35,480
Pool# J02325 5.50%, 07/01/20	41,602	45,349
Pool# J00935 5.00%, 12/01/20	38,452	41,680

2012 Annual Report	29

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J00854 5.00%, 01/01/21	$169,635	$184,060
Pool# J00871 5.00%, 01/01/21	64,801	70,312
Pool# G18096 5.50%, 01/01/21	18,011	19,633
Pool# J00855 5.50%, 01/01/21	45,658	49,770
Pool# J01189 5.00%, 02/01/21	12,763	13,841
Pool# J01279 5.50%, 02/01/21	20,821	22,566
Pool# J01570 5.50%, 04/01/21	20,600	22,326
Pool# J01633 5.50%, 04/01/21	77,161	83,628
Pool# J01757 5.00%, 05/01/21	64,511	69,957
Pool# J01771 5.00%, 05/01/21	17,255	18,619
Pool# J01879 5.00%, 05/01/21	12,678	13,678
Pool# J06015 5.00%, 05/01/21	52,405	56,944
Pool# J05950 5.50%, 05/01/21	160,787	174,262
Pool# G18122 5.00%, 06/01/21	41,423	44,920
Pool# G18123 5.50%, 06/01/21	51,947	56,301
Pool# J01980 6.00%, 06/01/21	40,447	44,782
Pool# J03074 5.00%, 07/01/21	31,340	33,985
Pool# J03028 5.50%, 07/01/21	20,816	22,509
Pool# G12245 6.00%, 07/01/21	26,600	29,246
Pool# G12310 5.50%, 08/01/21	14,485	15,699
Pool# G12348 6.00%, 08/01/21	41,562	45,696
Pool# G12412 5.50%, 11/01/21	20,550	22,273
Pool# J09912 4.00%, 06/01/24	4,075,211	4,329,425
Pool# C00351 8.00%, 07/01/24	780	934
Pool# D60780 8.00%, 06/01/25	2,378	2,870
Pool# G30267 5.00%, 08/01/25	762,869	837,143

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J13883 3.50%, 12/01/25	$1,588,702	$1,706,672
Pool# E02896 3.50%, 05/01/26	1,462,392	1,557,273
Pool# J17774 3.00%, 01/01/27	1,745,699	1,834,235
Pool# D82854 7.00%, 10/01/27	1,952	2,326
Pool# C00566 7.50%, 12/01/27	3,017	3,638
Pool# C00678 7.00%, 11/01/28	3,895	4,661
Pool# C18271 7.00%, 11/01/28	2,832	3,389
Pool# C00836 7.00%, 07/01/29	1,787	2,128
Pool# C31282 7.00%, 09/01/29	284	339
Pool# C31285 7.00%, 09/01/29	3,893	4,637
Pool# A18212 7.00%, 11/01/29	37,586	44,129
Pool# C32914 8.00%, 11/01/29	2,635	2,976
Pool# C37436 8.00%, 01/01/30	3,246	3,996
Pool# C36306 7.00%, 02/01/30	607	719
Pool# C36429 7.00%, 02/01/30	1,232	1,460
Pool# C00921 7.50%, 02/01/30	2,895	3,527
Pool# G01108 7.00%, 04/01/30	1,399	1,667
Pool# C37703 7.50%, 04/01/30	1,770	2,155
Pool# C41561 8.00%, 08/01/30	1,772	1,921
Pool# C01051 8.00%, 09/01/30	5,451	6,735
Pool# C43550 7.00%, 10/01/30	3,770	4,467
Pool# C44017 7.50%, 10/01/30	657	700
Pool# C43967 8.00%, 10/01/30	31,658	35,796
Pool# C44957 8.00%, 11/01/30	3,733	4,614
Pool# C01106 7.00%, 12/01/30	23,711	28,099
Pool# C01103 7.50%, 12/01/30	2,091	2,554

30	Annual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C01116 7.50%, 01/01/31	$2,277	$2,788
Pool# C46932 7.50%, 01/01/31	2,064	2,519
Pool# C47287 7.50%, 02/01/31	3,335	4,071
Pool# C48851 7.00%, 03/01/31	1,992	2,348
Pool# G01217 7.00%, 03/01/31	20,758	24,599
Pool# C48206 7.50%, 03/01/31	3,650	3,832
Pool# C91366 4.50%, 04/01/31	490,184	535,540
Pool# C91377 4.50%, 06/01/31	280,362	304,229
Pool# C53324 7.00%, 06/01/31	2,926	3,448
Pool# C01209 8.00%, 06/01/31	1,253	1,551
Pool# C54792 7.00%, 07/01/31	16,483	19,425
Pool# C55071 7.50%, 07/01/31	565	589
Pool# G01309 7.00%, 08/01/31	3,951	4,656
Pool# C01222 7.00%, 09/01/31	3,500	4,125
Pool# G01311 7.00%, 09/01/31	29,127	34,517
Pool# G01315 7.00%, 09/01/31	1,087	1,288
Pool# C58647 7.00%, 10/01/31	949	1,118
Pool# C58694 7.00%, 10/01/31	9,089	10,710
Pool# C60012 7.00%, 11/01/31	1,576	1,857
Pool# C61298 8.00%, 11/01/31	2,374	2,479
Pool# C61105 7.00%, 12/01/31	5,109	6,021
Pool# C01305 7.50%, 12/01/31	3,083	3,780
Pool# C62218 7.00%, 01/01/32	2,499	2,945
Pool# C63171 7.00%, 01/01/32	13,923	16,407
Pool# C64121 7.50%, 02/01/32	3,632	4,016
Pool# C01345 7.00%, 04/01/32	16,851	19,743

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C66744 7.00%, 04/01/32	$898	$1,052
Pool# G01391 7.00%, 04/01/32	49,094	58,178
Pool# C65717 7.50%, 04/01/32	3,713	3,854
Pool# C01370 8.00%, 04/01/32	3,811	4,731
Pool# C66916 7.00%, 05/01/32	15,623	18,304
Pool# C67235 7.00%, 05/01/32	21,520	25,213
Pool# C01381 8.00%, 05/01/32	18,677	23,192
Pool# C68290 7.00%, 06/01/32	4,940	5,787
Pool# C68300 7.00%, 06/01/32	25,337	29,686
Pool# G01449 7.00%, 07/01/32	33,237	39,387
Pool# C68988 7.50%, 07/01/32	2,870	2,902
Pool# C69908 7.00%, 08/01/32	22,771	26,679
Pool# C70211 7.00%, 08/01/32	11,053	12,950
Pool# C91558 3.50%, 09/01/32	352,822	376,615
Pool# C71089 7.50%, 09/01/32	4,213	4,379
Pool# G01536 7.00%, 03/01/33	28,987	33,962
Pool# A16419 6.50%, 11/01/33	19,371	22,232
Pool# A16522 6.50%, 12/01/33	121,331	139,253
Pool# A17177 6.50%, 12/01/33	10,360	11,920
Pool# C01806 7.00%, 01/01/34	25,572	29,961
Pool# A21356 6.50%, 04/01/34	62,106	70,908
Pool# C01851 6.50%, 04/01/34	70,021	79,944
Pool# A22067 6.50%, 05/01/34	109,644	125,182
Pool# A24301 6.50%, 05/01/34	85,206	97,282
Pool# A24988 6.50%, 07/01/34	28,715	32,785
Pool# G01741 6.50%, 10/01/34	40,596	46,838

2012 Annual Report	31

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G08023 6.50%, 11/01/34	$74,086	$84,585
Pool# A33137 6.50%, 01/01/35	24,147	27,569
Pool# A31989 6.50%, 04/01/35	19,810	22,501
Pool# G08064 6.50%, 04/01/35	52,066	59,138
Pool# G01947 7.00%, 05/01/35	39,863	46,705
Pool# G01837 5.00%, 07/01/35	3,789,662	4,118,958
Pool# A37135 5.50%, 09/01/35	1,041,443	1,138,858
Pool# A46935 6.50%, 09/01/35	33,156	37,659
Pool# A38255 5.50%, 10/01/35	648,277	708,916
Pool# A38531 5.50%, 10/01/35	958,745	1,048,424
Pool# G08088 6.50%, 10/01/35	284,457	323,096
Pool# A39759 5.50%, 11/01/35	55,786	61,004
Pool# A47682 6.50%, 11/01/35	48,187	54,733
Pool# A40376 5.50%, 12/01/35	52,477	57,386
Pool# A42305 5.50%, 01/01/36	155,144	169,123
Pool# A41548 7.00%, 01/01/36	49,967	57,524
Pool# G08111 5.50%, 02/01/36	1,085,514	1,183,320
Pool# A48303 7.00%, 02/01/36	9,222	10,625
Pool# A43452 5.50%, 03/01/36	34,790	37,925
Pool# A43861 5.50%, 03/01/36	498,186	543,073
Pool# A43884 5.50%, 03/01/36	802,071	894,866
Pool# A43885 5.50%, 03/01/36	661,448	740,061
Pool# A43886 5.50%, 03/01/36	1,107,007	1,238,576
Pool# A48378 5.50%, 03/01/36	528,568	589,721
Pool# G08116 5.50%, 03/01/36	200,102	218,132
Pool# A43534 6.50%, 03/01/36	68,736	78,128

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G02198 4.50%, 05/01/36	$778,749	$835,796
Pool# A48735 5.50%, 05/01/36	78,373	85,435
Pool# G08136 6.50%, 06/01/36	52,461	59,629
Pool# A49960 7.00%, 06/01/36	7,269	8,375
Pool# G02390 6.00%, 09/01/36	541,928	597,347
Pool# A53039 6.50%, 10/01/36	135,475	154,071
Pool# A53219 6.50%, 10/01/36	72,425	82,320
Pool# G05254 5.00%, 01/01/37	395,420	429,780
Pool# G04331 5.00%, 02/01/37	329,841	358,502
Pool# A57803 6.50%, 02/01/37	112,824	128,239
Pool# A64982 6.50%, 08/01/37	140,573	159,881
Pool# A66192 6.50%, 09/01/37	260,742	296,554
Pool# A72132 6.50%, 01/01/38	199,128	225,776
Pool# A74187 6.50%, 02/01/38	133,067	149,865
Pool# G04251 6.50%, 04/01/38	37,189	42,321
Pool# G05299 4.50%, 06/01/38	1,207,767	1,296,240
Pool# G04473 5.50%, 06/01/38	3,419,642	3,718,138
Pool# A79540 6.50%, 07/01/38	38,448	43,437
Pool# G04569 6.50%, 08/01/38	40,146	45,660
Pool# A81341 6.00%, 09/01/38	5,068,220	5,578,583
Pool# A81998 6.50%, 09/01/38	35,937	40,896
Pool# A82297 6.50%, 10/01/38	137,314	156,263
Pool# A83464 6.50%, 11/01/38	50,499	57,467
Pool# G05232 6.50%, 12/01/38	200,881	228,602
Pool# A84168 6.50%, 01/01/39	30,100	34,254
Pool# A84252 6.50%, 01/01/39	95,718	108,983

32	Annual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A84287 6.50%, 01/01/39	$63,070	$71,733
Pool# A84584 6.50%, 02/01/39	43,757	49,795
Pool# A85442 5.00%, 03/01/39	2,967,329	3,212,652
Pool# G05449 4.50%, 05/01/39	2,404,881	2,577,290
Pool# G05459 5.50%, 05/01/39	3,915,598	4,265,950
Pool# G05535 4.50%, 07/01/39	4,451,967	4,771,134
Pool# A88133 4.50%, 08/01/39	3,112,560	3,335,703
Pool# A87958 6.00%, 08/01/39	2,193,097	2,411,197
Pool# A89500 4.50%, 10/01/39	370,229	396,772
Pool# A91165 5.00%, 02/01/40	7,522,519	8,409,373
Pool# A91538 4.50%, 03/01/40	1,949,979	2,095,260
Pool# G05894 4.50%, 04/01/40	3,088,005	3,309,388
Pool# A93996 4.50%, 09/01/40	1,939,609	2,084,117
Pool# A95407 4.00%, 12/01/40	3,256,296	3,477,391
Pool# A96049 4.00%, 01/01/41	3,253,852	3,474,780
Pool# A96050 4.00%, 01/01/41	3,169,055	3,384,225
Pool# A96592 4.00%, 02/01/41	878,842	938,513
Pool# A97040 4.00%, 02/01/41	783,437	836,631
Pool# G06818 4.00%, 11/01/41	251,734	268,983
Pool# G06842 4.00%, 12/01/41	151,489	161,869
Pool# Q05783 4.00%, 01/01/42	440,208	470,372
Pool# G08477 3.50%, 02/01/42	878,467	934,688
Pool# G08479 3.50%, 03/01/42	2,745,726	2,923,163
Pool# Q08007 4.00%, 04/01/42	967,812	1,045,319
Pool# Q12051 3.50%, 10/01/42	2,500,000	2,661,558

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool TBA
2.50%, 11/15/27	$2,000,000	$2,088,750
3.00%, 11/15/27	4,000,000	4,195,625
4.00%, 11/15/27	1,000,000	1,061,719
4.50%, 11/15/27	2,800,000	2,992,937
3.00%, 12/15/42	1,000,000	1,044,453
3.50%, 12/15/42	3,500,000	3,713,281
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478 3.33%, 07/01/41 (a)	623,612	659,206
Pool# 2B0108 2.66%, 01/01/42 (a)	87,148	91,701
Federal National Mortgage Association Pool
Pool# 969977 5.00%, 05/01/23	1,631,756	1,772,874
Pool# 990972 6.00%, 09/01/23	103,639	114,379
Pool# 995517 5.50%, 01/01/24	883,484	961,666
Pool# AA2549 4.00%, 04/01/24	1,860,930	1,989,010
Pool# 935348 5.50%, 06/01/24	153,484	167,067
Pool# AC1374 4.00%, 08/01/24	461,950	503,734
Pool# AC1529 4.50%, 09/01/24	233,643	251,851
Pool# AD0244 4.50%, 10/01/24	167,829	180,908
Pool# AD4089 4.50%, 05/01/25	1,723,345	1,861,949
Pool# 890216 4.50%, 07/01/25	330,141	356,694
Pool# AB1609 4.00%, 10/01/25	894,275	955,544
Pool# AH1361 3.50%, 12/01/25	612,996	660,430
Pool# AH1518 3.50%, 12/01/25	482,366	512,155
Pool# AH2717 3.50%, 01/01/26	930,254	987,703
Pool# AE6384 4.00%, 01/01/26	76,763	82,022
Pool# AH5616 3.50%, 02/01/26	2,242,004	2,380,460
Pool# AJ4093 3.50%, 10/01/26	1,583,599	1,681,395
Pool# AB4277 3.00%, 01/01/27	2,661,110	2,810,211
Pool# 930998 4.50%, 04/01/29	375,701	406,440

2012 Annual Report	33

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# MA0243 5.00%, 11/01/29	$111,970	$122,341
Pool# MA0268 5.00%, 12/01/29	80,930	88,427
Pool# AB1038 5.00%, 05/01/30	102,273	111,746
Pool# AD5655 5.00%, 05/01/30	194,551	212,572
Pool# MA0443 5.00%, 05/01/30	141,136	154,209
Pool# MA0559 5.00%, 09/01/30	39,341	42,985
Pool# AH1515 4.00%, 12/01/30	1,404,542	1,515,215
Pool# AD0716 6.50%, 12/01/30	4,084,129	4,718,724
Pool# MA0641 4.00%, 02/01/31	1,536,340	1,657,397
Pool# 560868 7.50%, 02/01/31	611	631
Pool# 607212 7.50%, 10/01/31	28,297	34,537
Pool# MA0895 3.50%, 11/01/31	1,600,929	1,712,185
Pool# 607632 6.50%, 11/01/31	184	217
Pool# MA1029 3.50%, 04/01/32	944,666	1,010,315
Pool# MA1107 3.50%, 07/01/32	243,354	260,266
Pool# MA1166 3.50%, 09/01/32	1,407,241	1,505,037
Pool# 661664 7.50%, 09/01/32	13,925	14,420
Pool# 656559 6.50%, 02/01/33	109,094	125,000
Pool# 694846 6.50%, 04/01/33	18,760	22,225
Pool# 555421 5.00%, 05/01/33	8,790,734	9,657,203
Pool# 254767 5.50%, 06/01/33	3,009,302	3,339,689
Pool# 750229 6.50%, 10/01/33	67,242	76,458
Pool# 725228 6.00%, 03/01/34	2,806,945	3,163,294
Pool# 725424 5.50%, 04/01/34	3,592,686	3,987,122
Pool# 788027 6.50%, 09/01/34	96,900	114,895
Pool# 735141 5.50%, 01/01/35	1,912,722	2,111,957

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 735227 5.50%, 02/01/35	$2,139,917	$2,362,818
Pool# 256023 6.00%, 12/01/35	1,559,377	1,743,493
Pool# 995050 6.00%, 09/01/37	5,935,694	6,594,785
Pool# 955194 7.00%, 11/01/37	1,212,181	1,442,494
Pool# 970320 5.50%, 02/01/38	2,618,578	2,871,699
Pool# 190396 4.50%, 06/01/39	4,061,820	4,382,734
Pool# AA9611 4.00%, 07/01/39	2,834,837	3,038,722
Pool# AA9809 4.50%, 07/01/39	5,980,465	6,452,965
Pool# AC0397 4.50%, 07/01/39	1,064,289	1,148,376
Pool# 994002 4.00%, 08/01/39	3,212,804	3,506,120
Pool# AC1454 4.00%, 08/01/39	3,158,103	3,385,236
Pool# AC1921 4.00%, 09/01/39	2,025,180	2,170,833
Pool# AC2651 4.00%, 10/01/39	812,118	870,526
Pool# AC7249 4.00%, 11/01/39	2,215,036	2,374,344
Pool# AC9895 3.26%, 04/01/40 (a)	3,461,035	3,652,119
Pool# AC9890 3.28%, 04/01/40 (a)	5,589,563	5,898,399
Pool# AD2888 4.50%, 04/01/40	2,001,010	2,165,357
Pool# AD7992 4.50%, 07/01/40	1,848,633	2,000,466
Pool# AB1388 4.50%, 08/01/40	2,179,753	2,358,781
Pool# AD9153 4.50%, 08/01/40	1,929,896	2,088,403
Pool# AD8536 5.00%, 08/01/40	7,305,236	8,116,477
Pool# AB1735 3.50%, 11/01/40	38,027	40,794
Pool# 932888 3.50%, 01/01/41	288,821	313,811
Pool# 932891 3.50%, 01/01/41	46,225	50,001
Pool# AB2066 3.50%, 01/01/41	558,265	603,865
Pool# AB2067 3.50%, 01/01/41	1,083,286	1,164,324

34	Annual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB2068 3.50%, 01/01/41	$622,688	$668,004
Pool# AE6392 4.00%, 02/01/41	1,542,828	1,654,754
Pool# AL0390 5.00%, 05/01/41	1,666,209	1,847,103
Pool# AB3314 4.50%, 07/01/41	1,750,040	1,897,057
Pool# AJ1249 3.30%, 09/01/41 (a)	880,091	930,109
Pool# AL0761 5.00%, 09/01/41	2,587,247	2,868,135
Pool# AJ3794 4.00%, 11/01/41	748,087	802,357
Pool# AJ5916 4.00%, 11/01/41	1,969,722	2,112,617
Pool# AJ4861 4.00%, 12/01/41	620,437	665,448
Pool# AJ7689 4.00%, 12/01/41	3,795,458	4,070,802
Pool# AL1437 2.80%, 01/01/42 (a)	280,087	294,628
Pool# AK0714 2.46%, 02/01/42 (a)	85,856	89,880
Pool# AK5132 3.50%, 03/01/42	3,626,658	3,868,491
Pool# AK4520 4.00%, 03/01/42	940,259	1,019,049
Pool# AK6984 4.00%, 03/01/42	305,929	331,565
Pool# AB5185 3.50%, 05/01/42	981,546	1,047,275
Pool# AO4647 3.50%, 06/01/42	1,479,183	1,587,988
Pool# AP1961 2.52%, 08/01/42 (a)	493,334	516,025
Pool# AB6017 3.50%, 08/01/42	1,980,861	2,112,949
Pool# AP6579 3.50%, 09/01/42	1,579,938	1,685,291
Pool# AB6524 3.50%, 10/01/42	2,944,381	3,140,718
Federal National Mortgage Association Pool TBA
2.50%, 11/25/27	4,000,000	4,186,250
3.00%, 11/25/27	7,000,000	7,383,907
3.50%, 11/25/27	500,000	530,547
4.00%, 11/25/27	3,500,000	3,738,574
4.50%, 11/25/27	3,200,000	3,447,250
5.00%, 11/25/27	2,000,000	2,171,953
3.00%, 12/25/42	5,000,000	5,231,250
3.50%, 12/25/42	5,000,000	5,316,406
4.00%, 12/25/42	2,000,000	2,140,000
4.50%, 12/25/42	2,500,000	2,696,484

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool
Pool# 279461 9.00%, 11/15/19	$856	$1,007
Pool# 376510 7.00%, 05/15/24	2,619	3,074
Pool# 457801 7.00%, 08/15/28	4,423	5,294
Pool# 486936 6.50%, 02/15/29	3,028	3,571
Pool# 502969 6.00%, 03/15/29	9,497	10,810
Pool# 487053 7.00%, 03/15/29	3,785	4,526
Pool# 781014 6.00%, 04/15/29	7,937	9,018
Pool# 509099 7.00%, 06/15/29	3,063	3,684
Pool# 470643 7.00%, 07/15/29	12,102	14,472
Pool# 434505 7.50%, 08/15/29	214	259
Pool# 416538 7.00%, 10/15/29	662	789
Pool# 524269 8.00%, 11/15/29	6,512	6,681
Pool# 781124 7.00%, 12/15/29	18,788	22,655
Pool# 507396 7.50%, 09/15/30	65,935	76,829
Pool# 531352 7.50%, 09/15/30	6,415	7,857
Pool# 536334 7.50%, 10/15/30	166	173
Pool# 540659 7.00%, 01/15/31	754	894
Pool# 486019 7.50%, 01/15/31	1,659	1,941
Pool# 535388 7.50%, 01/15/31	1,728	1,918
Pool# 537406 7.50%, 02/15/31	811	881
Pool# 528589 6.50%, 03/15/31	50,602	59,703
Pool# 508473 7.50%, 04/15/31	9,445	11,444
Pool# 544470 8.00%, 04/15/31	2,803	2,874
Pool# 781287 7.00%, 05/15/31	9,583	11,522
Pool# 549742 7.00%, 07/15/31	4,341	5,175
Pool# 781319 7.00%, 07/15/31	2,980	3,553

2012 Annual Report	35

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 485879 7.00%, 08/15/31	$10,654	$12,700
Pool# 572554 6.50%, 09/15/31	105,396	124,982
Pool# 555125 7.00%, 09/15/31	681	685
Pool# 781328 7.00%, 09/15/31	9,158	11,005
Pool# 550991 6.50%, 10/15/31	2,392	2,824
Pool# 571267 7.00%, 10/15/31	1,021	1,217
Pool# 574837 7.50%, 11/15/31	2,097	2,183
Pool# 555171 6.50%, 12/15/31	1,164	1,381
Pool# 781380 7.50%, 12/15/31	2,773	3,431
Pool# 781481 7.50%, 01/15/32	13,848	16,885
Pool# 580972 6.50%, 02/15/32	2,358	2,791
Pool# 781401 7.50%, 02/15/32	7,387	9,037
Pool# 781916 6.50%, 03/15/32	171,881	198,259
Pool# 552474 7.00%, 03/15/32	7,362	8,756
Pool# 781478 7.50%, 03/15/32	4,972	6,153
Pool# 781429 8.00%, 03/15/32	8,027	9,936
Pool# 781431 7.00%, 04/15/32	33,515	39,847
Pool# 568715 7.00%, 05/15/32	36,379	43,266
Pool# 552616 7.00%, 06/15/32	41,858	49,656
Pool# 570022 7.00%, 07/15/32	41,616	49,494
Pool# 583645 8.00%, 07/15/32	5,018	5,545
Pool# 595077 6.00%, 10/15/32	17,941	20,502
Pool# 596657 7.00%, 10/15/32	4,246	5,049
Pool# 552903 6.50%, 11/15/32	180,805	214,629
Pool# 552952 6.00%, 12/15/32	22,253	25,430
Pool# 588192 6.00%, 02/15/33	9,434	10,940

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 602102 6.00%, 02/15/33	$21,110	$24,071
Pool# 553144 5.50%, 04/15/33	86,788	96,473
Pool# 604243 6.00%, 04/15/33	42,544	48,511
Pool# 611526 6.00%, 05/15/33	19,093	21,771
Pool# 553320 6.00%, 06/15/33	52,065	60,139
Pool# 572733 6.00%, 07/15/33	7,717	8,799
Pool# 573916 6.00%, 11/15/33	42,416	48,365
Pool# 604788 6.50%, 11/15/33	146,628	174,058
Pool# 604875 6.00%, 12/15/33	89,925	102,537
Pool# 781688 6.00%, 12/15/33	95,013	108,698
Pool# 781690 6.00%, 12/15/33	39,792	46,166
Pool# 781699 7.00%, 12/15/33	14,818	17,618
Pool# 621856 6.00%, 01/15/34	38,995	44,318
Pool# 564799 6.00%, 03/15/34	233,351	266,663
Pool# 630038 6.50%, 08/15/34	74,708	87,236
Pool# 781804 6.00%, 09/15/34	118,606	137,669
Pool# 781847 6.00%, 12/15/34	106,926	122,035
Pool# 486921 5.50%, 02/15/35	37,408	41,466
Pool# 781902 6.00%, 02/15/35	98,322	114,032
Pool# 649454 5.50%, 09/15/35	533,423	591,284
Pool# 649510 5.50%, 10/15/35	835,123	932,378
Pool# 649513 5.50%, 10/15/35	1,180,474	1,308,521
Pool# 652207 5.50%, 03/15/36	559,979	619,146
Pool# 652539 5.00%, 05/15/36	65,180	71,578
Pool# 655519 5.00%, 05/15/36	85,560	94,226
Pool# 606308 5.50%, 05/15/36	117,181	129,562

36	Annual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 606314 5.50%, 05/15/36	$48,317	$53,422
Pool# 655457 6.00%, 05/15/36	48,366	54,809
Pool# 656666 6.00%, 06/15/36	210,980	239,088
Pool# 657912 6.50%, 08/15/36	22,223	26,083
Pool# 697957 4.50%, 03/15/39	7,422,561	8,098,955
Pool# 704630 5.50%, 07/15/39	166,473	183,907
Pool# 722292 5.00%, 09/15/39	3,104,928	3,413,583
Pool# 733312 4.00%, 09/15/40	231,986	258,195
Pool# 742235 4.00%, 12/15/40	251,303	275,532
Pool# 755655 4.00%, 12/15/40	142,674	158,793
Pool# 755656 4.00%, 12/15/40	172,214	191,994
Pool# 756631 4.00%, 12/15/40	54,915	61,223
Pool# 757038 4.00%, 12/15/40	456,846	509,316
Pool# 757039 4.00%, 12/15/40	709,294	789,429
Pool# 757043 4.00%, 12/15/40	121,489	135,443
Pool# 757044 4.00%, 12/15/40	192,651	214,416
Pool# 690662 4.00%, 01/15/41	143,501	159,714
Pool# 719486 4.00%, 01/15/41	107,276	119,396
Pool# 742244 4.00%, 01/15/41	580,000	645,527
Pool# 753826 4.00%, 01/15/41	174,597	193,777
Pool# 755958 4.00%, 01/15/41	589,115	655,672
Pool# 755959 4.00%, 01/15/41	437,674	487,942
Pool# 759075 4.00%, 01/15/41	440,543	491,140
Pool# 757555 4.00%, 02/15/41	73,268	81,683
Pool# 757557 4.00%, 02/15/41	112,152	124,823
Pool# 759207 4.00%, 02/15/41	841,047	937,644

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 779718 4.00%, 11/15/41	$76,928	$84,345
Pool# 552649 4.00%, 12/15/41	197,252	216,271
Government National Mortgage Association I Pool TBA
3.00%, 11/15/42	1,000,000	1,063,359
3.50%, 11/15/42	3,000,000	3,264,844
4.50%, 11/15/42	2,000,000	2,174,375
Government National Mortgage Association II Pool
Pool# G23851 5.50%, 05/20/36	2,353,060	2,606,827
Pool# G24245 6.00%, 09/20/38	2,301,071	2,607,553
Pool# G24559 5.00%, 10/20/39	1,502,198	1,663,265
Pool# G24715 5.00%, 06/20/40	1,353,350	1,501,008
Pool# G24747 5.00%, 07/20/40	3,076,712	3,428,921
Pool# G24771 4.50%, 08/20/40	2,278,539	2,524,925
Pool# G24802 5.00%, 09/20/40	4,007,564	4,466,332
Pool# G24834 4.50%, 10/20/40	5,210,027	5,773,404
Pool# 737727 4.00%, 12/20/40	2,148,437	2,385,650
Pool# 737730 4.00%, 12/20/40	572,618	635,842
Pool# G24923 4.50%, 01/20/41	736,079	813,326
Pool# G24978 4.50%, 03/20/41	124,401	137,095
Pool# G25017 4.50%, 04/20/41	1,520,421	1,679,979
Pool# G25056 5.00%, 05/20/41	704,753	781,639
Pool# G25082 4.50%, 06/20/41	2,318,001	2,553,842
Pool# G25175 4.50%, 09/20/41	1,585,132	1,751,481
Pool# G2675523 3.50%, 03/20/42	965,825	1,053,728
Pool# G25332 4.00%, 03/20/42	631,559	689,843
Pool# G2MA0022 3.50%, 04/20/42	970,407	1,055,694
Pool# G2MA0023 4.00%, 04/20/42	1,241,726	1,356,321
Pool# G2MA0089 4.00%, 05/20/42	4,804,229	5,247,644

2012 Annual Report	37

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G2MA0220 3.50%, 07/20/42	$2,974,677	$3,236,116
Pool# G2MA0392 3.50%, 09/20/42	2,810,507	3,057,517
Government National Mortgage Association II Pool TBA
3.00%, 11/15/42	1,000,000	1,064,297
3.50%, 11/15/42	5,200,000	5,650,124
4.00%, 11/15/42	1,000,000	1,091,719

Total U.S. Government Mortgage Backed Agencies (cost $386,654,146)		403,346,696

U.S. Government Sponsored & Agency Obligations 4.4%
Federal Farm Credit Bank 4.88%, 01/17/17	375,000	440,209
Federal Home Loan Banks
4.88%, 05/17/17	605,000	717,694
5.50%, 07/15/36	1,500,000	2,086,458
Federal Home Loan Mortgage Corp.
4.88%, 11/15/13	5,292,000	5,550,006
4.50%, 01/15/14	2,400,000	2,521,826
0.50%, 04/17/15	2,000,000	2,006,566
1.75%, 09/10/15	4,200,000	4,356,429
1.00%, 09/29/17	1,200,000	1,209,132
3.75%, 03/27/19	1,475,000	1,711,332
2.38%, 01/13/22	1,000,000	1,048,018
6.75%, 09/15/29	388,000	592,812
6.25%, 07/15/32	865,000	1,300,630
Federal National Mortgage Association
2.50%, 05/15/14 (b)	2,280,000	2,356,852
3.00%, 09/16/14	3,775,000	3,967,604
0.50%, 09/19/14	5,000,000	5,004,955
4.63%, 10/15/14	1,236,000	1,339,229
0.75%, 12/19/14	12,000,000	12,101,088
4.38%, 10/15/15 (b)	1,182,000	1,318,260
5.38%, 06/12/17	4,005,000	4,836,046
6.25%, 05/15/29	750,000	1,091,653
Financing Corp. (FICO)
9.80%, 11/30/17	12,000	17,095
Tennessee Valley Authority
6.25%, 12/15/17	35,000	44,403
4.50%, 04/01/18	3,365,000	3,982,232
4.88%, 01/15/48	300,000	382,798

Total U.S. Government Sponsored & Agency Obligations (cost $56,527,862)		59,983,327

U.S. Treasury Bonds 5.6%

	Principal Amount	Market Value

U.S. Treasury Bonds
8.13%, 08/15/19	$1,500,000	$2,198,907
8.50%, 02/15/20	1,700,000	2,577,492
8.00%, 11/15/21	2,655,000	4,130,599
6.25%, 08/15/23 (b)	2,869,000	4,138,980
6.88%, 08/15/25	633,000	982,337
6.38%, 08/15/27 (b)	5,120,000	7,824,799
5.38%, 02/15/31	750,000	1,080,937
4.50%, 02/15/36 (b)	1,110,000	1,476,821
5.00%, 05/15/37	215,000	307,047
4.50%, 05/15/38	2,370,000	3,169,136
4.25%, 05/15/39	3,095,000	3,997,384
4.50%, 08/15/39	1,285,000	1,723,306
4.38%, 11/15/39 (b)	8,080,000	10,640,350
4.38%, 05/15/40	1,300,000	1,713,156
3.88%, 08/15/40	1,600,000	1,947,750
4.25%, 11/15/40	5,250,000	6,791,368
4.75%, 02/15/41 (b)	3,650,000	5,096,312
4.38%, 05/15/41	1,000,000	1,320,000
3.75%, 08/15/41	6,200,000	7,384,783
3.13%, 11/15/41	7,800,000	8,277,750

Total U.S. Treasury Bonds (cost $63,559,027)		$76,779,214

U.S. Treasury Notes 30.3%
U.S. Treasury Notes
0.13%, 12/31/13	8,000,000	7,990,000
1.50%, 12/31/13 (b)	19,500,000	19,787,176
1.25%, 02/15/14 (b)	16,000,000	16,206,880
0.25%, 02/28/14 (b)	15,000,000	15,001,755
1.88%, 02/28/14 (b)	4,000,000	4,086,564
1.75%, 03/31/14 (b)	3,345,000	3,415,429
1.88%, 04/30/14 (b)	7,475,000	7,654,863
2.25%, 05/31/14 (b)	8,490,000	8,755,644
2.38%, 08/31/14 (b)	3,870,000	4,016,940
0.25%, 09/15/14	8,800,000	8,794,500
0.50%, 10/15/14 (b)	9,500,000	9,538,219
0.38%, 11/15/14 (b)	7,000,000	7,010,934
2.13%, 11/30/14 (b)	13,520,000	14,028,055
0.25%, 12/15/14	13,500,000	13,483,125
4.00%, 02/15/15	1,400,000	1,516,922
2.38%, 02/28/15 (b)	1,990,000	2,084,370
0.38%, 04/15/15	1,000,000	1,000,859
0.25%, 05/15/15	2,500,000	2,493,945
4.13%, 05/15/15 (b)	1,533,000	1,679,234
1.75%, 07/31/15 (b)	5,250,000	5,447,284
0.25%, 08/15/15	8,000,000	7,975,000
0.25%, 10/15/15	7,000,000	6,973,204
1.38%, 11/30/15 (b)	12,000,000	12,355,308
2.00%, 01/31/16	19,800,000	20,796,179
2.13%, 02/29/16 (b)	15,000,000	15,834,375
2.63%, 04/30/16	3,055,000	3,283,410

38	Annual Report 2012

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
4.88%, 08/15/16 (b)	$1,833,000	$2,132,294
1.00%, 08/31/16	16,000,000	16,288,752
3.00%, 09/30/16 (b)	1,325,000	1,451,393
0.88%, 12/31/16	4,000,000	4,048,436
3.25%, 12/31/16 (b)	9,325,000	10,352,205
4.63%, 02/15/17 (b)	3,060,000	3,581,155
0.88%, 02/28/17	3,000,000	3,034,923
3.00%, 02/28/17 (b)	1,845,000	2,033,681
4.50%, 05/15/17 (b)	3,595,000	4,215,979
2.75%, 05/31/17 (b)	4,335,000	4,749,534
0.75%, 06/30/17	11,500,000	11,544,919
2.50%, 06/30/17	3,450,000	3,742,174
0.50%, 07/31/17	5,500,000	5,454,026
1.88%, 09/30/17 (b)	1,800,000	1,901,531
0.75%, 10/31/17	3,000,000	3,005,157
1.88%, 10/31/17	1,800,000	1,901,671
4.25%, 11/15/17	12,415,000	14,576,961
2.75%, 02/28/18	2,000,000	2,205,468
2.88%, 03/31/18 (b)	3,500,000	3,884,727
2.38%, 05/31/18 (b)	10,000,000	10,834,380
1.38%, 09/30/18	8,000,000	8,213,128
1.38%, 12/31/18 (b)	4,000,000	4,099,376
1.38%, 02/28/19	4,000,000	4,094,064
1.50%, 03/31/19	2,000,000	2,060,468
1.13%, 05/31/19	4,000,000	4,019,688
3.38%, 11/15/19	7,370,000	8,492,200
3.63%, 02/15/20	5,410,000	6,335,197
3.50%, 05/15/20 (b)	9,600,000	11,174,995
2.63%, 08/15/20 (b)	8,100,000	8,902,402
3.13%, 05/15/21 (b)	8,200,000	9,321,735
2.13%, 08/15/21	2,250,000	2,367,598
2.00%, 11/15/21	5,500,000	5,713,125
1.75%, 05/15/22	3,000,000	3,029,532
1.63%, 08/15/22 (b)	2,200,000	2,187,968

Total U.S. Treasury Notes (cost $395,559,504)		412,161,016

Yankee Dollars 0.6%
Chemicals 0.1%
Agrium, Inc.
3.15%, 10/01/22	50,000	50,913
6.13%, 01/15/41	100,000	128,012
Potash Corp. of Saskatchewan, Inc.,
5.88%, 12/01/36	375,000	484,116

		663,041

Commercial Banks 0.0%†
BBVA US Senior SAU,
3.25%, 05/16/14	400,000	400,086
Westpac Banking Corp.,
4.63%, 06/01/18	103,000	112,550

		512,636

Yankee Dollars (continued)

	Principal Amount	Market Value

Electric Utilities 0.0%†
Hydro Quebec
8.40%, 01/15/22	$153,000	$219,926
8.88%, 03/01/26	109,000	174,291

		394,217

Energy Equipment & Services 0.0%†
Weatherford International Ltd.,
5.50%, 02/15/16	51,000	56,012

Gas Utilities 0.1%
Enbridge, Inc.,
5.60%, 04/01/17	250,000	291,617
TransCanada PipeLines Ltd.,
5.85%, 03/15/36	500,000	661,113

		952,730

Metals & Mining 0.1%
BHP Billiton Finance USA Ltd.,
6.42%, 03/01/26	55,000	72,980
Teck Resources Ltd.
3.85%, 08/15/17	100,000	106,903
4.50%, 01/15/21	200,000	215,373
Xstrata Canada Corp.,
6.20%, 06/15/35	123,000	130,850

		526,106

Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd.,
4.90%, 12/01/14	195,000	211,460
ConocoPhillips Canada Funding Co. I,
5.63%, 10/15/16	260,000	308,669
Encana Corp.,
6.50%, 08/15/34	250,000	311,540
Nexen, Inc.
5.88%, 03/10/35	92,000	110,672
6.40%, 05/15/37	250,000	320,820
Noble Holding International Ltd.,
4.63%, 03/01/21	250,000	283,534
Petro-Canada,
5.95%, 05/15/35	189,000	237,385
Statoil ASA,
6.80%, 01/15/28	225,000	319,363
Suncor Energy, Inc.,
6.10%, 06/01/18	605,000	746,125
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	121,404
5.75%, 05/15/35	250,000	281,217

		3,252,189

Pharmaceuticals 0.0%†
Teva Pharmaceutical Finance III BV,
1.70%, 03/21/14	300,000	304,170

Road & Rail 0.0%†
Canadian National Railway Co.
6.90%, 07/15/28	168,000	239,455

2012 Annual Report	39

Statement of Investments (Continued)

October 31, 2012

Nationwide Bond Index Fund (Continued)

Yankee Dollars (continued)

	Principal Amount	Market Value

Road & Rail (continued)
6.20%, 06/01/36	$164,000	$227,020

		466,475

Supranational 0.0%†
Inter-American Development Bank,
6.80%, 10/15/25	287,000	412,830

Water Utilities 0.0%†
United Utilities PLC,
5.38%, 02/01/19	100,000	111,215

Total Yankee Dollars (cost $6,364,510)		7,651,621

Mutual Fund 6.0%
Money Market Fund 6.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (f)	81,400,856	81,400,856

Total Mutual Fund (cost $81,400,856)		81,400,856

Repurchase Agreement 0.4%
Goldman Sachs & Co., 0.26%, dated 10/31/12, due 11/01/12, repurchase price $5,048,893, collateralized by U.S. Government Treasury Securities ranging from 1.63% - 13.00%, maturing 01/15/13 - 10/20/42; total market value $5,149,834.(g)	5,049,664	5,049,664

Total Repurchase Agreement (cost $5,049,664)		5,049,664

TBA Sale Commitments (0.2)%

Principal Amount		Market Value

U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corp.
Gold Pool TBA
4.50%, 12/15/42	$(1,000,000)	$(1,071,250)
5.50%, 12/15/42	(1,000,000)	(1,087,187)

Total TBA Sale Commitments (cost $(2,159,062))		(2,158,437)

Total Investments (cost $1,334,705,957) (h) — 105.0%		1,427,845,770

Liabilities in excess of other assets — (5.0)%		(68,185,933)

NET ASSETS — 100.0%		$1,359,659,837

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2012. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at October 31, 2012. The total value of securities on loan at October 31, 2012 was $231,141,027, which was collateralized by a repurchase agreement with a value of $5,049,664 and $228,739,808 of collateral in the form of U.S. Government agency securities, interest rates ranging from 0.00% to 12.50%, and maturity dates ranging from 11/15/12 to 09/20/62, a total value of $233,789,472.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2012.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2012 was $4,620,680 which represents 0.34% of net assets.

(e)	Investment in affiliate.

(f)	Represents 7-day effective yield as of October 31, 2012.

(g)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2012 was $5,049,664.

(h)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

40	Annual Report 2012

†	Amount rounds to less than 0.1% .

AG	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

    SAB de CV    Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

2012 Annual Report	41

Statement of Assets and Liabilities

October 31, 2012

Nationwide Bond Index Fund
Assets:
Investments in affiliates, at value (cost $43,869)	$78,375
Investments in non-affiliates, at value* (cost $1,331,771,486)	1,424,876,168
Repurchase agreement, at value and cost	5,049,664

Total Investments	1,430,004,207

Interest and dividends receivable	8,595,972
Security lending income receivable	6,410
Receivable for investments sold	80,449,901
Receivable for capital shares issued	510,305
Reclaims receivable	6,018
Prepaid expenses	11,483

Total Assets	1,519,584,296

Liabilities:
Payable for investments purchased	150,654,864
Distributions payable	19,517
Payable for capital shares redeemed	1,557,593
Payable for interest income on short positions	5,042
TBA Sale Commitments (proceeds $2,159,062)	2,158,437
Payable upon return of securities loaned (Note 2)	5,049,664
Accrued expenses and other payables:
Investment advisory fees	223,779
Fund administration fees	47,076
Distribution fees	40,090
Administrative servicing fees	34,454
Accounting and transfer agent fees	16,858
Trustee fees	3,831
Custodian fees	8,941
Compliance program costs (Note 3)	282
Professional fees	24,576
Printing fees	8,073
Recoupment fees	65,244
Other	6,138

Total Liabilities	159,924,459

Net Assets	$1,359,659,837

Represented by:
Capital	$1,257,359,443
Accumulated distributions in excess of net investment income	(18,517)
Accumulated net realized gains from affiliated and non-affiliated investments	9,179,098
Net unrealized appreciation/(depreciation) from investments in affiliates	34,506
Net unrealized appreciation/(depreciation) from investments in non-affiliates	93,104,682
Net unrealized appreciation/(depreciation) from TBA Sale Commitments	625

Net Assets	$1,359,659,837

*	Includes value of securities on loan of $231,141,027 (Note 2).

42	Annual Report 2012

Nationwide Bond Index Fund
Net Assets:
Class A Shares	$186,993,992
Class B Shares	241,003
Class C Shares	637,007
Institutional Class Shares	1,171,787,835

Total	$1,359,659,837

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,694,872
Class B Shares	20,228
Class C Shares	53,435
Institutional Class Shares	98,502,685

Total	114,271,220

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.91
Class B Shares (a)	$11.91
Class C Shares (b)	$11.92
Institutional Class Shares	$11.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.44

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	43

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$38,584,828
Dividend income from non-affiliates	164,729
Income from securities lending (Note 2)	154,983
Interest income from affiliates	5,063

Total Income	38,909,603

EXPENSES:
Investment advisory fees	2,720,700
Fund administration fees	426,083
Distribution fees Class A	508,667
Distribution fees Class B	2,531
Distribution fees Class C	3,133
Administrative servicing fees Class A	301,371
Registration and filing fees	49,223
Professional fees	97,870
Printing fees	16,480
Trustee fees	55,655
Custodian fees	52,552
Accounting and transfer agent fees	166,821
Compliance program costs (Note 3)	4,295
Recoupment fees (Note 3)	344,989
Other	32,425

Total expenses before earnings credit and fees waived	4,782,795

Earnings credit (Note 6)	(956)
Investment advisory fees waived (Note 3)	(84,225)

Net Expenses	4,697,614

NET INVESTMENT INCOME	34,211,989

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions in non-affiliates	14,313,298
Net change in unrealized appreciation/(depreciation) from investments in affiliates	13,328
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	18,038,563
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitments	625

Net change in unrealized appreciation/(depreciation) from investments in affiliates, non- affiliates, and TBA Sale Commitments	18,052,516

Net realized/unrealized gains from affiliated and non-affiliated investments and TBA Sale Commitments	32,365,814

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$66,577,803

The accompanying notes are an integral part of these financial statements.

44	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$34,211,989	$37,478,391
Net realized gains from investment transactions in non-affiliates	14,313,298	12,947,467
Net change in unrealized appreciation/(depreciation) from affiliated and non-affiliated investments	18,052,516	9,247,623

Change in net assets resulting from operations	66,577,803	59,673,481

Distributions to Shareholders From:
Net investment income:
Class A	(4,986,979)	(4,982,207)
Class B	(4,680)	(6,853)
Class C	(5,678)	(3,881)
Institutional Class	(32,732,496)	(35,032,473)
Net realized gains:
Class A	(1,564,684)	–
Class B	(1,887)	–
Class C	(1,517)	–
Institutional Class	(8,198,134)	–

Change in net assets from shareholder distributions	(47,496,055)	(40,025,414)

Change in net assets from capital transactions	34,294,351	96,613,162

Change in net assets	53,376,099	116,261,229

Net Assets:
Beginning of year	1,306,283,738	1,190,022,509

End of year	$1,359,659,837	$1,306,283,738

Accumulated distributions in excess of net investment income at end of year	$(18,517)	$(933,732)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$47,608,746	$61,405,130
Dividends reinvested	6,245,380	4,687,756
Cost of shares redeemed	(72,647,872)	(26,528,447)

Total Class A Shares	(18,793,746)	39,564,439

Class B Shares
Proceeds from shares issued	43,291	6,750
Dividends reinvested	3,161	2,831
Cost of shares redeemed	(72,938)	(134,774)

Total Class B Shares	(26,486)	(125,193)

Class C Shares
Proceeds from shares issued	493,300	57,555
Dividends reinvested	5,066	1,001
Cost of shares redeemed	(64,936)	(119,107)

Total Class C Shares	433,430	(60,551)

2012 Annual Report	45

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$249,213,697	$214,079,614
Dividends reinvested	40,930,018	35,032,473
Cost of shares redeemed	(237,462,562)	(191,877,620)

Total Institutional Class Shares	52,681,153	57,234,467

Change in net assets from capital transactions	$34,294,351	$96,613,162

SHARE TRANSACTIONS:
Class A Shares
Issued	4,046,514	5,316,056
Reinvested	529,625	407,996
Redeemed	(6,165,584)	(2,319,077)

Total Class A Shares	(1,589,445)	3,404,975

Class B Shares
Issued	3,677	580
Reinvested	268	246
Redeemed	(6,170)	(11,888)

Total Class B Shares	(2,225)	(11,062)

Class C Shares
Issued	41,736	4,904
Reinvested	429	87
Redeemed	(5,499)	(10,532)

Total Class C Shares	36,666	(5,541)

Institutional Class Shares
Issued	21,189,470	18,625,444
Reinvested	3,475,099	3,053,770
Redeemed	(20,143,235)	(16,526,623)

Total Institutional Class Shares	4,521,334	5,152,591

Total change in shares	2,966,330	8,540,963

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

46	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$11.75	0.26	0.28	0.54	(0.29)	(0.09)	(0.38)	–	$11.91	4.64%		$186,993,992	0.68%	2.19%	0.69%	159.60%
Year Ended October 31, 2011 (d)	$11.59	0.31	0.18	0.49	(0.33)	–	(0.33)	–	$11.75	4.36%		$203,110,754	0.67%	2.69%	0.69%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.32	0.47	0.79	(0.40)	–	(0.40)	–	$11.59	7.19%		$160,930,874	0.67%	2.86%	0.72%	177.67%
Year Ended October 31, 2009 (d)	$10.33	0.42	0.87	1.29	(0.42)	–	(0.42)	–	$11.20	12.63%		$135,482,548	0.74%	3.87%	0.82%	338.41%	(e)
Year Ended October 31, 2008 (d)	$10.82	0.48	(0.49)	(0.01)	(0.48)	–	(0.48)	–	$10.33	(0.23%	)	$94,526,053	0.66%	4.41%	0.73%	123.88%

Class B Shares
Year Ended October 31, 2012 (d)	$11.75	0.19	0.28	0.47	(0.22)	(0.09)	(0.31)	–	$11.91	4.01%		$241,003	1.29%	1.59%	1.29%	159.60%
Year Ended October 31, 2011 (d)	$11.60	0.24	0.17	0.41	(0.26)	–	(0.26)	–	$11.75	3.63%		$263,859	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%		$388,659	1.30%	2.25%	1.35%	177.67%
Year Ended October 31, 2009 (d)	$10.32	0.36	0.86	1.22	(0.35)	–	(0.35)	0.01	$11.20	12.06%		$504,801	1.34%	3.27%	1.41%	338.41%	(e)
Year Ended October 31, 2008 (d)	$10.82	0.41	(0.50)	(0.09)	(0.41)	–	(0.41)	–	$10.32	(0.94%	)	$371,489	1.29%	3.80%	1.37%	123.88%

Class C Shares
Year Ended October 31, 2012 (d)	$11.76	0.18	0.29	0.47	(0.22)	(0.09)	(0.31)	–	$11.92	4.01%		$637,007	1.28%	1.55%	1.29%	159.60%
Year Ended October 31, 2011 (d)	$11.60	0.24	0.18	0.42	(0.26)	–	(0.26)	–	$11.76	3.72%		$197,162	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%		$258,817	1.29%	2.24%	1.34%	177.67%
Year Ended October 31, 2009 (d)	$10.33	0.36	0.86	1.22	(0.35)	–	(0.35)	–	$11.20	11.97%		$194,428	1.32%	3.29%	1.41%	338.41%	(e)
Year Ended October 31, 2008 (d)	$10.82	0.41	(0.49)	(0.08)	(0.41)	–	(0.41)	–	$10.33	(0.87%	)	$159,582	1.30%	3.77%	1.37%	123.88%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$11.73	0.30	0.30	0.60	(0.34)	(0.09)	(0.43)	–	$11.90	5.15%		$1,171,787,835	0.29%	2.59%	0.29%	159.60%
Year Ended October 31, 2011 (d)	$11.58	0.35	0.18	0.53	(0.38)	–	(0.38)	–	$11.73	4.68%		$1,102,711,963	0.28%	3.08%	0.30%	117.95%
Year Ended October 31, 2010 (d)	$11.19	0.37	0.47	0.84	(0.45)	–	(0.45)	–	$11.58	7.64%		$1,028,444,159	0.30%	3.24%	0.35%	177.67%
Year Ended October 31, 2009 (d)	$10.31	0.47	0.87	1.34	(0.46)	–	(0.46)	–	$11.19	13.22%		$923,856,645	0.32%	4.29%	0.41%	338.41%	(e)
Year Ended October 31, 2008 (d)	$10.81	0.52	(0.50)	0.02	(0.52)	–	(0.52)	–	$10.31	0.03%		$776,538,757	0.32%	4.78%	0.37%	123.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	47

Nationwide International Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2012, the Nationwide International Index Fund (Institutional Class) returned 5.93% versus 4.61% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 188 funds as of October 31, 2012) was 5.85% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Five of the 10 sectors within the Fund’s benchmark, the MSCI EAFE Index (the Index), recorded positive returns during the reporting period. The strongest contributing sectors that affected Fund performance were financials, health care and consumer staples.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

Five of the 10 sectors within the Index registered negative performance during the reporting period. The weakest sectors that detracted from Fund performance were information technology, materials and telecommunications services.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held EURO STOXX 50 Index and FTSE 100 Index futures with an average weight of 0.08% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

48	Annual Report 2012

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	5.34%	(6.41)%	7.10%
	w/SC2	(0.74)%	(7.51)%	6.48%
Class B	w/o SC1	4.83%	(6.94)%	6.48%
	w/SC3	(0.17)%	(7.23)%	6.48%
Class C4	w/o SC1	4.76%	(6.96)%	6.33%
	w/SC5	3.76%	(6.96)%	6.33%
Class R2[6,7,8]		5.55%	(6.47)%	7.07%
Institutional Class[6]		5.93%	(6.01)%	7.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.73%
Class B	1.33%
Class C	1.33%
Class R2	0.98%
Institutional Class	0.33%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	49

Fund Performance (continued)	Nationwide International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the MSCI EAFE® Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The MSCI EAFE® Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents change in prices of a basket of goods and services purchased for consumption by urban households.

50	Annual Report 2012

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide International Index Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,019.90	3.81	0.75
	Hypothetical	[b]	1,000.00	1,021.37	3.81	0.75
Class B Shares	Actual		1,000.00	1,019.00	6.80	1.34
	Hypothetical	[b]	1,000.00	1,018.40	6.80	1.34
Class C Shares	Actual		1,000.00	1,017.60	6.80	1.34
	Hypothetical	[b]	1,000.00	1,018.40	6.80	1.34
Class R2 Shares	Actual		1,000.00	1,021.00	4.27	0.84
	Hypothetical	[b]	1,000.00	1,020.91	4.27	0.84
Institutional Class Shares	Actual		1,000.00	1,023.20	1.73	0.34
	Hypothetical	[b]	1,000.00	1,023.43	1.73	0.34

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

2012 Annual Report	51

Portfolio Summary	Nationwide International Index Fund

October 31, 2012

Asset Allocation †
Common Stocks	98.6%
Repurchase Agreements	2.8%
Preferred Stocks	0.6%
Right††	0.0%
Mutual Fund††	0.0%
Liabilities in excess of other assets	(2.0)%

100.0%

Top Industries †††
Commercial Banks	12.1%
Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	7.0%
Metals & Mining	5.0%
Insurance	4.7%
Food Products	4.1%
Chemicals	3.6%
Automobiles	3.2%
Diversified Telecommunication Services	2.9%
Machinery	2.7%
Other Industries*	46.4%

100.0%

Top Holdings †††
Nestle SA	2.0%
HSBC Holdings PLC	1.7%
Novartis AG	1.3%
BP PLC	1.3%
Roche Holding AG	1.3%
Vodafone Group PLC	1.3%
Royal Dutch Shell PLC, Class A	1.2%
BHP Billiton Ltd.	1.1%
GlaxoSmithKline PLC	1.1%
Total SA	1.0%
Other Holdings*	86.7%

100.0%

Top Countries †††
United Kingdom	19.3%
Japan	19.0%
Switzerland	9.2%
Australia	8.8%
France	8.7%
Germany	8.4%
Netherlands	4.8%
Sweden	3.0%
Hong Kong	3.0%
Spain	2.8%
Other Countries *	13.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

52	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide International Index Fund

Common Stocks 98.6%

	Shares	Market Value

AUSTRALIA 8.9%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd.	93,307	$429,849

Airlines 0.0%†
Qantas Airways Ltd.*	148,548	204,798

Beverages 0.1%
Coca-Cola Amatil Ltd.	82,174	1,146,473

Biotechnology 0.2%
CSL Ltd.	73,327	3,616,540

Capital Markets 0.1%
Macquarie Group Ltd.	47,640	1,573,625

Chemicals 0.2%
Incitec Pivot Ltd. (a)	230,903	756,274
Orica Ltd.	52,507	1,367,745

		2,124,019

Commercial Banks 3.0%
Australia & New Zealand Banking Group Ltd.	382,928	10,102,123
Bendigo and Adelaide Bank Ltd. (a)	58,393	489,078
Commonwealth Bank of Australia	227,509	13,624,504
National Australia Bank Ltd.	320,014	8,552,294
Westpac Banking Corp. (a)	436,567	11,541,929

		44,309,928

Commercial Services & Supplies 0.1%
Brambles Ltd.	223,549	1,683,263

Construction & Engineering 0.0%†
Leighton Holdings Ltd. (a)	20,971	389,119

Construction Materials 0.0%†
Boral Ltd.	112,933	420,625

Containers & Packaging 0.1%
Amcor Ltd.	173,590	1,422,103

Diversified Financial Services 0.1%
ASX Ltd.	24,956	768,400

Diversified Telecommunication Services 0.2%
Telstra Corp. Ltd.	625,890	2,689,762

Electric Utilities 0.0%†
SP AusNet (a)	238,266	262,132

Energy Equipment & Services 0.1%
WorleyParsons Ltd.	29,376	751,199

Food & Staples Retailing 0.7%
Metcash Ltd.	126,683	481,212
Wesfarmers Ltd.	143,426	5,170,414
Woolworths Ltd.	175,408	5,350,277

		11,001,903

Gas Utilities 0.0%†
APA Group	88,401	473,169

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	7,953	587,343

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	18,300	$451,298
Sonic Healthcare Ltd.	52,565	708,836

		1,160,134

Hotels, Restaurants & Leisure 0.1%
Crown Ltd.	55,808	562,483
Echo Entertainment Group Ltd.	107,945	392,315
Tabcorp Holdings Ltd.	99,954	294,354
Tatts Group Ltd.	200,689	582,865

		1,832,017

Information Technology Services 0.0%†
Computershare Ltd.	61,907	557,514

Insurance 0.5%
AMP Ltd.	416,183	1,980,093
Insurance Australia Group Ltd.	299,082	1,422,212
QBE Insurance Group Ltd. (a)	169,842	2,320,374
Suncorp Group Ltd.	184,986	1,801,864

		7,524,543

Media 0.0%†
Fairfax Media Ltd. (a)	303,548	124,276

Metals & Mining 1.7%
Alumina Ltd. (a)	335,730	335,133
BHP Billiton Ltd.	460,746	16,312,917
Fortescue Metals Group Ltd.	198,888	838,041
Iluka Resources Ltd.	59,178	607,005
Lynas Corp., Ltd.* (a)	236,127	178,158
Newcrest Mining Ltd.	109,909	3,031,284
OZ Minerals Ltd.	41,487	352,018
Rio Tinto Ltd.	62,600	3,690,625

		25,345,181

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	81,377	160,743

Multi-Utilities 0.1%
AGL Energy Ltd.	77,239	1,164,826

Oil, Gas & Consumable Fuels 0.5%
Caltex Australia Ltd.	20,190	356,752
Origin Energy Ltd.	156,636	1,843,782
Santos Ltd.	137,313	1,637,206
Whitehaven Coal Ltd.	70,100	221,368
Woodside Petroleum Ltd.	94,696	3,376,501

		7,435,609

Professional Services 0.0%†
ALS Ltd.	46,208	443,575

Real Estate Investment Trusts (REITs) 0.7%
BGP Holdings PLC* (b)	1,554,139	0
Centro Retail Australia	173,865	387,646
CFS Retail Property Trust Group	277,860	562,993
Dexus Property Group	647,704	661,068
Goodman Group	222,110	1,019,641

2012 Annual Report	53

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) (continued)
GPT Group	205,596	$759,237
Mirvac Group	484,868	756,499
Stockland	322,852	1,158,397
Westfield Group	309,954	3,426,268
Westfield Retail Trust	417,460	1,340,495

		10,072,244

Real Estate Management & Development 0.1%
Lend Lease Group (a)	76,413	686,016

Road & Rail 0.1%
Asciano Ltd. (a)	137,280	649,745
QR National Ltd.	244,559	948,645

		1,598,390

Transportation Infrastructure 0.1%
Sydney Airport	55,600	195,561
Transurban Group	188,882	1,192,141

		1,387,702

		133,347,020

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG*	30,547	770,020
Raiffeisen Bank International AG	7,081	283,635

		1,053,655

Diversified Telecommunication Services 0.0%†
Telekom Austria AG	32,611	205,443

Electric Utilities 0.0%†
Verbund AG (a)	9,093	212,027

Insurance 0.0%†
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,793	248,918

Machinery 0.1%
Andritz AG	10,214	615,482

Metals & Mining 0.0%†
Voestalpine AG	15,441	486,208

Oil, Gas & Consumable Fuels 0.1%
OMV AG	20,939	766,269

Real Estate Investment Trusts (REITs) 0.0%†
Immofinanz AG* (b)	52,445	0

Real Estate Management & Development 0.0%†
Immofinanz AG*	132,637	512,718

		4,100,720

BELGIUM 1.1%
Beverages 0.6%
Anheuser-Busch InBev NV	114,757	9,597,261

Chemicals 0.1%
Solvay SA	8,536	1,027,753

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Commercial Banks 0.0%†
KBC Groep NV	22,621	$532,127

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	11,551	853,961

Diversified Telecommunication Services 0.1%
Belgacom SA	21,466	627,583
Telenet Group Holding NV	7,753	355,189

		982,772

Food & Staples Retailing 0.1%
Colruyt SA	10,638	486,350
Delhaize Group SA	14,290	547,122

		1,033,472

Insurance 0.0%†
Ageas	33,392	851,333

Metals & Mining 0.0%†
Umicore SA	16,334	839,378

Pharmaceuticals 0.1%
UCB SA	15,775	921,380

Wireless Telecommunication Services 0.0%†
Mobistar SA	4,794	126,822

		16,766,259

CHINA 0.0%†
Electronic Equipment, Instruments & Components 0.0%†
Foxconn International Holdings Ltd.* (a)	315,604	109,497

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd. (a)	284,166	209,562

		319,059

DENMARK 1.2%
Beverages 0.1%
Carlsberg A/S, Class B	15,388	1,328,263

Chemicals 0.1%
Novozymes A/S, Class B	35,120	970,329

Commercial Banks 0.1%
Danske Bank A/S*	93,778	1,467,034

Diversified Telecommunication Services 0.0%†
TDC A/S	68,636	473,225

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	3,211	704,320
William Demant Holding A/S*	3,554	305,657

		1,009,977

Insurance 0.0%†
Tryg A/S	3,666	239,366

54	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Marine 0.1%
AP Moeller — Maersk A/S, Class A	77	$510,188
AP Moeller — Maersk A/S, Class B	190	1,326,134

		1,836,322

Pharmaceuticals 0.6%
Novo Nordisk A/S, Class B	58,199	9,330,203

Road & Rail 0.1%
DSV A/S	26,704	600,683

		17,255,402

FINLAND 0.8%
Auto Components 0.1%
Nokian Renkaat OYJ	15,662	652,272

Communications Equipment 0.1%
Nokia OYJ (a)	538,604	1,448,032

Diversified Financial Services 0.0%†
Pohjola Bank PLC, Class A	20,155	274,944

Diversified Telecommunication Services 0.1%
Elisa OYJ	19,698	422,698

Electric Utilities 0.1%
Fortum OYJ	63,913	1,182,905

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	9,503	297,163

Insurance 0.1%
Sampo OYJ, Class A	60,254	1,889,179

Machinery 0.2%
Kone OYJ, Class B (a)	22,394	1,605,855
Metso OYJ	18,125	637,429
Wartsila OYJ	24,003	972,063

		3,215,347

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ (a)	19,502	244,220

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	76,005	480,778
UPM-Kymmene OYJ	75,379	809,326

		1,290,104

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,417	331,984

		11,248,848

FRANCE 8.8%
Aerospace & Defense 0.2%
Safran SA	33,006	1,314,755
Thales SA	12,489	439,627
Zodiac Aerospace	4,712	483,143

		2,237,525

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Auto Components 0.2%
Cie Generale des Etablissements Michelin	25,878	$2,230,812

Automobiles 0.1%
Peugeot SA*	31,332	200,980
Renault SA	27,651	1,239,843

		1,440,823

Beverages 0.2%
Pernod-Ricard SA	30,426	3,276,786
Remy Cointreau SA	3,053	316,538

		3,593,324

Building Products 0.1%
Compagnie de Saint-Gobain	56,707	1,997,521

Chemicals 0.4%
Air Liquide SA	44,532	5,257,096
Arkema SA	8,831	805,826

		6,062,922

Commercial Banks 0.8%
BNP Paribas SA	137,928	6,957,777
Credit Agricole SA*	143,823	1,085,609
Natixis	131,830	432,678
Societe Generale SA*	100,356	3,200,567

		11,676,631

Commercial Services & Supplies 0.1%
Edenred	23,971	693,699
Societe BIC SA	4,012	489,559

		1,183,258

Communications Equipment 0.0%†
Alcatel-Lucent*	350,115	357,987

Construction & Engineering 0.2%
Bouygues SA	26,778	643,599
Vinci SA	66,108	2,930,309

		3,573,908

Construction Materials 0.1%
Imerys SA	4,678	263,172
Lafarge SA	26,856	1,574,553

		1,837,725

Diversified Financial Services 0.0%†
Eurazeo	4,600	210,868
Wendel SA	4,594	405,008

		615,876

Diversified Telecommunication Services 0.5%
France Telecom SA	266,388	2,977,557
Iliad SA	3,172	488,784
Vivendi SA	185,153	3,794,047

		7,260,388

2012 Annual Report	55

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electric Utilities 0.0%†
Electricite de France SA	34,190	$723,502

Electrical Equipment 0.5%
Alstom SA	29,672	1,014,275
Legrand SA	34,106	1,315,774
Schneider Electric SA	74,259	4,649,699

		6,979,748

Energy Equipment & Services 0.2%
Compagnie Generale de Geophysique-Veritas*	22,361	727,960
Technip SA	14,364	1,620,129

		2,348,089

Food & Staples Retailing 0.2%
Carrefour SA	83,021	2,005,011
Casino Guichard Perrachon SA	7,857	685,846

		2,690,857

Food Products 0.3%
Danone SA	82,486	5,073,495

Health Care Equipment & Supplies 0.2%
Cie Generale d’Optique Essilor International SA	28,892	2,605,296

Hotels, Restaurants & Leisure 0.1%
Accor SA	20,966	655,138
Sodexo	13,571	1,045,447

		1,700,585

Information Technology Services 0.1%
AtoS	7,629	512,227
Cap Gemini SA	21,199	891,809

		1,404,036

Insurance 0.3%
AXA SA	253,964	4,047,861
CNP Assurances	22,507	318,046
SCOR SE	22,902	611,511

		4,977,418

Machinery 0.0%†
Vallourec SA	14,647	602,527

Media 0.2%
Eutelsat Communications SA	18,529	593,315
JCDecaux SA	10,343	218,952
Lagardere SCA	16,585	454,073
Publicis Groupe SA	25,432	1,370,723

		2,637,063

Multiline Retail 0.1%
PPR	10,868	1,915,902

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Multi-Utilities 0.3%
GDF Suez	181,663	$4,169,595
Suez Environnement Co.	38,998	413,996
Veolia Environnement SA	47,284	468,022

		5,051,613

Oil, Gas & Consumable Fuels 1.0%
Total SA	303,984	15,311,744

Personal Products 0.3%
L’Oreal SA	34,329	4,375,151

Pharmaceuticals 1.0%
Sanofi	169,876	14,919,780

Professional Services 0.1%
Bureau Veritas SA	7,780	826,290

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,804	306,176
Gecina SA	3,031	336,225
ICADE	3,128	281,524
Klepierre	14,191	526,391
Unibail-Rodamco SE	13,193	2,971,536

		4,421,852

Software 0.1%
Dassault Systemes SA(a)	8,759	924,111

Textiles, Apparel & Luxury Goods 0.5%
Christian Dior SA	7,847	1,127,368
LVMH Moet Hennessy Louis Vuitton SA	36,227	5,889,821

		7,017,189

Trading Companies & Distributors 0.0%†
Rexel SA	14,852	269,000

Transportation Infrastructure 0.1%
Aeroports de Paris	4,472	346,093
Groupe Eurotunnel SA REG	78,776	599,916

		946,009

		131,789,957

GERMANY 7.9%
Air Freight & Logistics 0.2%
Deutsche Post AG REG	121,631	2,411,455

Airlines 0.0%†
Deutsche Lufthansa AG REG	32,226	493,028

Auto Components 0.1%
Continental AG	11,512	1,158,684

Automobiles 0.7%
Bayerische Motoren Werke AG	47,565	3,802,631
Daimler AG REG	129,349	6,059,337
Volkswagen AG	4,187	818,793

		10,680,761

56	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Capital Markets 0.4%
Deutsche Bank AG REG	132,514	$6,036,160

Chemicals 1.2%
BASF SE	131,248	10,887,078
K+S AG REG	24,787	1,174,771
Lanxess AG	11,978	990,924
Linde AG	26,344	4,433,239
Wacker Chemie AG (a)	2,457	138,922

		17,624,934

Commercial Banks 0.1%
Commerzbank AG*	523,383	1,005,461

Construction & Engineering 0.0%†
Hochtief AG*	4,090	203,166

Construction Materials 0.1%
HeidelbergCement AG	20,239	1,075,539

Diversified Financial Services 0.1%
Deutsche Boerse AG	27,745	1,503,386

Diversified Telecommunication Services 0.3%
Deutsche Telekom AG REG	400,252	4,566,277

Food & Staples Retailing 0.0%†
Metro AG	18,165	523,670

Food Products 0.0%†
Suedzucker AG	9,226	357,646

Health Care Providers & Services 0.3%
Celesio AG	11,369	220,404

Fresenius Medical Care AG & Co.
KGaA	30,213	2,122,894
Fresenius SE & Co. KGaA	17,816	2,031,492

		4,374,790

Household Products 0.1%
Henkel AG & Co. KGaA	18,692	1,210,287

Industrial Conglomerates 0.8%
Siemens AG REG	117,572	11,846,435

Insurance 0.8%
Allianz SE REG	65,048	8,080,618
Hannover Rueckversicherung AG REG	8,441	594,696
Muenchener Rueckversicherungs AG REG	25,512	4,104,974

		12,780,288

Internet Software & Services 0.0%†
United Internet AG REG	14,506	290,293

Machinery 0.1%
GEA Group AG	24,853	777,600
MAN SE	5,914	597,656

		1,375,256

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Media 0.1%
Axel Springer AG	5,446	$233,686
Kabel Deutschland Holding AG	12,884	929,634

		1,163,320

Metals & Mining 0.1%
Salzgitter AG	5,382	232,751
ThyssenKrupp AG	55,521	1,265,189

		1,497,940

Multi-Utilities 0.6%
E.ON AG	256,968	5,849,903
RWE AG	70,313	3,217,855

		9,067,758

Personal Products 0.1%
Beiersdorf AG	14,510	1,055,600

Pharmaceuticals 0.8%
Bayer AG REG	118,171	10,303,697
Merck KGaA	9,301	1,189,635

		11,493,332

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	156,394	1,065,426

Software 0.6%
SAP AG	131,622	9,598,278

Textiles, Apparel & Luxury Goods 0.2%
Adidas AG	30,067	2,562,820
Hugo Boss AG	3,654	366,740

		2,929,560

Trading Companies & Distributors 0.0%†
Brenntag AG	7,242	913,788

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport
Services Worldwide	4,937	289,721

		118,592,239

GREECE 0.1%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA*	28,318	605,622

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	30,891	197,445

		803,067

GUERNSEY, CHANNEL ISLANDS 0.0%†
Insurance 0.0%†
Resolution Ltd.	194,671	686,339

HONG KONG 3.0%
Airlines 0.0%†
Cathay Pacific Airways Ltd. (a)	177,000	319,670

2012 Annual Report	57

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Commercial Banks 0.3%
Bank of East Asia Ltd.	191,150	$706,159
BOC Hong Kong Holdings Ltd.	532,600	1,632,982
Hang Seng Bank Ltd.	110,000	1,685,933
Wing Hang Bank Ltd.	26,500	280,514

		4,305,588

Distributors 0.1%
Li & Fung Ltd.	827,200	1,379,905

Diversified Financial Services 0.2%
First Pacific Co., Ltd.	294,000	326,863
Hong Kong Exchanges and Clearing Ltd.	147,600	2,422,509

		2,749,372

Diversified Telecommunication Services 0.0%†
PCCW Ltd.	548,000	220,771

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	72,500	424,766
CLP Holdings Ltd.	259,500	2,211,039
Power Assets Holdings Ltd.	199,800	1,697,809

		4,333,614

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	750,558	1,992,443

Hotels, Restaurants & Leisure 0.1%
Galaxy Entertainment Group Ltd.* (a)	206,000	703,649
MGM China Holdings Ltd.	129,600	232,862
Shangri-La Asia Ltd.	215,333	415,688
SJM Holdings Ltd.	270,000	585,154

		1,937,353

Industrial Conglomerates 0.3%
Hopewell Holdings Ltd.	86,069	309,406
Hutchison Whampoa Ltd.	306,500	3,002,619
NWS Holdings Ltd.	213,500	321,766

		3,633,791

Insurance 0.4%
AIA Group Ltd.	1,459,600	5,755,885

Marine 0.0%†
Orient Overseas International Ltd.	33,938	213,677

Multiline Retail 0.0%†
Lifestyle International Holdings Ltd.	74,693	159,218

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	325,551	1,617,778

Real Estate Management & Development 1.0%
Cheung Kong Holdings Ltd.	197,000	2,903,693
Hang Lung Group Ltd.	124,000	732,920
Hang Lung Properties Ltd.	322,000	1,114,954
Henderson Land Development Co., Ltd.	135,800	936,520

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Real Estate Management & Development (continued)
Hysan Development Co., Ltd.	91,673	$404,397
Kerry Properties Ltd.	101,500	503,212
New World Development Co., Ltd.	519,018	798,552
Sino Land Co., Ltd.	418,200	746,093
Sun Hung Kai Properties Ltd.	222,700	3,078,592
Swire Pacific Ltd., Class A	98,000	1,159,127
Wharf Holdings Ltd.	218,270	1,488,231
Wheelock & Co., Ltd.	128,000	558,327

		14,424,618

Road & Rail 0.1%
MTR Corp., Ltd.	205,714	802,420

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd. (a)	27,100	301,466

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	103,000	354,519

Trading Companies & Distributors 0.0%†
Noble Group Ltd.	540,014	576,587

		45,078,675

IRELAND 0.8%
Airlines 0.0%†
Ryanair Holdings PLC*	26,414	153,141

Commercial Banks 0.0%†
Irish Bank Resolution Corp., Ltd.* (b)	122,522	0

Construction Materials 0.2%
CRH PLC	103,806	1,932,215
James Hardie Industries PLC, CDI	61,354	586,891

		2,519,106

Food Products 0.1%
Kerry Group PLC, Class A	21,490	1,124,476

Media 0.1%
WPP PLC	181,123	2,341,066

Pharmaceuticals 0.2%
Elan Corp. PLC*	71,628	779,537
Shire PLC	80,845	2,273,327

		3,052,864

Professional Services 0.2%
Experian PLC	145,013	2,508,867

		11,699,520

ISRAEL 0.6%
Chemicals 0.1%
Israel Chemicals Ltd.	63,284	791,722
Israel Corp., Ltd. (The)	345	234,452

		1,026,174

58	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

ISRAEL (continued)
Commercial Banks 0.1%
Bank Hapoalim BM*	147,960	$582,088
Bank Leumi Le-Israel BM*	174,122	561,240
Mizrahi Tefahot Bank Ltd.*	18,702	169,824

		1,313,152

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp., Ltd.	284,327	346,392

Industrial Conglomerates 0.0%†
Delek Group Ltd.	608	115,614

Pharmaceuticals 0.4%
Teva Pharmaceutical Industries Ltd.	134,441	5,423,546

Semiconductors & Semiconductor Equipment 0.0%†
Mellanox Technologies Ltd.*	4,954	373,866

Software 0.0%†
NICE Systems Ltd.*	9,089	303,597

		8,902,341

ITALY 2.2%
Aerospace & Defense 0.0%†
Finmeccanica SpA* (a)	54,315	269,371

Auto Components 0.0%†
Pirelli & C. SpA (a)	34,045	395,488

Automobiles 0.1%
Fiat SpA*	124,273	608,193

Capital Markets 0.0%†
Mediobanca SpA	72,914	416,900

Commercial Banks 0.4%
Banca Monte dei Paschi di Siena SpA* (a)	882,045	243,826
Banco Popolare Societa Cooperativa*	249,867	398,733
Intesa Sanpaolo SpA	1,448,117	2,332,765
Intesa Sanpaolo SpA - RSP	120,503	159,431
UniCredit SpA*	582,132	2,574,871
Unione di Banche Italiane SCPA	117,855	464,256

		6,173,882

Diversified Financial Services 0.0%†
Exor SpA	9,449	243,852

Diversified Telecommunication Services 0.1%
Telecom Italia SpA	1,350,963	1,246,419
Telecom Italia SpA - RSP	857,384	686,564

		1,932,983

Electric Utilities 0.3%
Enel SpA	945,622	3,560,976
Terna Rete Elettrica Nazionale SpA	184,971	695,452

		4,256,428

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Electrical Equipment 0.0%†
Prysmian SpA	28,793	$555,156

Energy Equipment & Services 0.1%
Saipem SpA	38,064	1,715,131

Gas Utilities 0.1%
Snam SpA	241,330	1,069,419

Hotels, Restaurants & Leisure 0.0%†
Autogrill SpA (a)	15,144	155,019

Independent Power Producers & Energy Traders 0.0%†
Enel Green Power SpA	248,339	422,983

Insurance 0.2%
Assicurazioni Generali SpA	167,797	2,732,414

Machinery 0.1%
Fiat Industrial SpA	123,118	1,334,474

Media 0.0%†
Mediaset SpA	94,308	165,663

Oil, Gas & Consumable Fuels 0.6%
Eni SpA	363,498	8,364,426

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	16,374	624,962

Transportation Infrastructure 0.1%
Atlantia SpA (a)	47,072	778,572

		32,215,316

JAPAN 19.4%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	53,500	815,001

Airlines 0.1%
All Nippon Airways Co., Ltd. (a)	163,000	345,222
Japan Airlines Co., Ltd.*	8,587	408,751

		753,973

Auto Components 0.5%
Aisin Seiki Co., Ltd.	27,400	800,198
Bridgestone Corp.	93,500	2,184,068
Denso Corp.	69,900	2,194,657
Koito Manufacturing Co., Ltd.	14,000	173,900
NGK Spark Plug Co., Ltd.	24,000	268,765
NHK Spring Co., Ltd.	20,400	170,380
NOK Corp.	16,200	259,903
Stanley Electric Co., Ltd.	20,100	276,609
Sumitomo Rubber Industries Ltd.	25,600	301,803
Toyoda Gosei Co., Ltd.	9,600	189,054
Toyota Boshoku Corp. (a)	8,600	81,544
Toyota Industries Corp.	23,000	658,068

		7,558,949

Automobiles 2.0%
Daihatsu Motor Co., Ltd.	27,000	472,535
Fuji Heavy Industries Ltd.	83,000	800,129

2012 Annual Report	59

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Automobiles (continued)
Honda Motor Co., Ltd.	232,800	$6,998,724
Isuzu Motors Ltd.	170,000	899,229
Mazda Motor Corp.*	388,300	463,134
Mitsubishi Motors Corp.*	536,000	462,010
Nissan Motor Co., Ltd.	357,300	2,988,229
Suzuki Motor Corp.	52,400	1,188,371
Toyota Motor Corp.	394,200	15,199,233
Yamaha Motor Co., Ltd.	38,600	368,557

		29,840,151

Beverages 0.2%
Asahi Group Holdings Ltd.	55,700	1,271,251
Coca-Cola West Co., Ltd.	8,900	136,438
Kirin Holdings Co., Ltd.	125,000	1,569,141

		2,976,830

Building Products 0.2%
Asahi Glass Co., Ltd.	144,600	982,967
Daikin Industries Ltd.	33,600	930,122
LIXIL Group Corp.	38,000	840,114
TOTO Ltd.	41,200	308,773

		3,061,976

Capital Markets 0.2%
Daiwa Securities Group, Inc.	238,200	950,219
Nomura Holdings, Inc.	522,100	1,887,316
SBI Holdings, Inc.	33,570	235,089

		3,072,624

Chemicals 0.8%
Air Water, Inc.	20,000	250,604
Asahi Kasei Corp.	181,200	996,827
Daicel Corp.	44,000	264,171
Denki Kagaku Kogyo KK	71,000	219,229
Hitachi Chemical Co., Ltd.	15,600	220,014
JSR Corp.	24,800	425,406
Kaneka Corp.	41,500	202,449
Kansai Paint Co., Ltd.	30,000	323,167
Kuraray Co., Ltd.	48,200	560,210
Mitsubishi Chemical Holdings Corp. (a)	193,000	764,390
Mitsubishi Gas Chemical Co., Inc.	59,000	291,507
Mitsui Chemicals, Inc.	130,100	268,948
Nitto Denko Corp.	23,810	1,081,640
Shin-Etsu Chemical Co., Ltd.	59,000	3,331,326
Showa Denko KK	213,000	325,818
Sumitomo Chemical Co., Ltd.	209,200	587,910
Taiyo Nippon Sanso Corp.	36,000	197,588
Teijin Ltd. (a)	124,800	286,207
Toray Industries, Inc.	211,300	1,233,394
Tosoh Corp.	78,000	152,694
Ube Industries Ltd.	140,000	319,755

		12,303,254

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Commercial Banks 1.9%
Aozora Bank Ltd.	80,000	$225,601
Bank of Kyoto Ltd. (The)	45,000	386,787
Bank of Yokohama Ltd. (The)	174,000	800,757
Chiba Bank Ltd. (The)	107,300	626,757
Chugoku Bank Ltd. (The)	25,000	344,063
Fukuoka Financial Group, Inc.	108,600	424,689
Gunma Bank Ltd. (The)	54,000	260,518
Hachijuni Bank Ltd. (The)	58,000	299,617
Iyo Bank Ltd. (The)	39,000	301,538
Joyo Bank Ltd. (The)	91,000	440,397
Mitsubishi UFJ Financial Group, Inc.	1,820,584	8,236,264
Mizuho Financial Group, Inc.	3,256,419	5,095,254
Nishi-Nippon City Bank Ltd. (The)	103,000	234,863
Resona Holdings, Inc.	271,501	1,174,838
Seven Bank Ltd.	71,200	203,562
Shinsei Bank Ltd.	208,000	304,949
Shizuoka Bank Ltd. (The)	78,000	797,782
Sumitomo Mitsui Financial Group, Inc.	191,605	5,854,875
Sumitomo Mitsui Trust Holdings, Inc.	448,769	1,361,925
Suruga Bank Ltd.	25,000	300,225
Yamaguchi Financial Group, Inc.	32,000	265,133

		27,940,394

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	78,700	557,672
Secom Co., Ltd.	30,200	1,538,209
Toppan Printing Co., Ltd.	76,000	439,255

		2,535,136

Computers & Peripherals 0.3%
Fujitsu Ltd.	268,100	1,031,475
NEC Corp.*	363,000	696,253
Seiko Epson Corp. (a)	20,900	116,228
Toshiba Corp.	579,700	2,153,985

		3,997,941

Construction & Engineering 0.2%
Chiyoda Corp.	22,000	355,374
JGC Corp.	29,000	997,758
Kajima Corp.	117,800	326,245
Kinden Corp.	20,000	125,219
Obayashi Corp.	89,500	400,392
Shimizu Corp.	82,000	274,333
Taisei Corp.	143,000	394,276

		2,873,597

Construction Materials 0.0%†
Taiheiyo Cement Corp. (a)	150,000	319,779

Consumer Finance 0.0%†
Aeon Credit Service Co., Ltd. (a)	8,900	189,095
Credit Saison Co., Ltd.	21,900	481,232

		670,327

60	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Containers & Packaging 0.0%†
Toyo Seikan Kaisha Ltd.	20,900	$222,195

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,400	452,785

Diversified Financial Services 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.	8,170	352,264
ORIX Corp.	15,070	1,547,839

		1,900,103

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	62,754	2,869,623

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	92,800	956,232
Chugoku Electric Power Co., Inc. (The)	41,500	446,412
Hokkaido Electric Power Co., Inc.	24,000	197,651
Hokuriku Electric Power Co.	22,700	225,447
Kansai Electric Power Co., Inc. (The)	107,000	822,985
Kyushu Electric Power Co., Inc.	59,200	448,899
Shikoku Electric Power Co., Inc.	25,600	273,700
Tohoku Electric Power Co., Inc.*	63,100	464,801
Tokyo Electric Power Co., Inc.*	219,400	358,161

		4,194,288

Electrical Equipment 0.4%
Fuji Electric Co., Ltd.	75,200	152,555
Furukawa Electric Co., Ltd.*	94,300	188,051
GS Yuasa Corp. (a)	48,000	187,117
Mabuchi Motor Co., Ltd.	3,800	161,032
Mitsubishi Electric Corp.	278,600	2,082,448
Nidec Corp.	15,600	1,110,165
Sumitomo Electric Industries Ltd.	108,600	1,168,286
Ushio, Inc.	14,400	151,936

		5,201,590

Electronic Equipment, Instruments & Components 1.0%
Citizen Holdings Co., Ltd.	36,200	183,724
FUJIFILM Holdings Corp.	66,700	1,125,921
Hamamatsu Photonics KK	10,700	370,973
Hirose Electric Co., Ltd.	4,400	470,954
Hitachi High-Technologies Corp.	8,300	181,901
Hitachi Ltd.	666,300	3,533,505
HOYA Corp.	62,600	1,267,808
Ibiden Co., Ltd.	16,200	204,293
Keyence Corp.	6,568	1,743,730
Kyocera Corp.	22,100	1,943,886
Murata Manufacturing Co., Ltd.	29,200	1,420,454
Nippon Electric Glass Co., Ltd.	56,000	285,021
Omron Corp.	28,400	566,191
Shimadzu Corp.	36,000	242,432
TDK Corp. (a)	17,300	650,548
Yaskawa Electric Corp.	30,000	215,009
Yokogawa Electric Corp.	28,700	326,699

		14,733,049

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Food & Staples Retailing 0.4%
Aeon Co., Ltd.	86,200	$940,143
FamilyMart Co., Ltd.	8,800	426,456
Lawson, Inc.	8,400	617,317
Seven & I Holdings Co., Ltd.	108,300	3,339,909

		5,323,825

Food Products 0.3%
Ajinomoto Co., Inc.	93,000	1,419,917
Kikkoman Corp.	23,000	305,389
MEIJI Holdings Co., Ltd.	9,099	416,317
Nippon Meat Packers, Inc.	25,000	310,253
Nisshin Seifun Group, Inc.	26,400	329,905
Nissin Foods Holdings Co., Ltd.	8,000	302,510
Toyo Suisan Kaisha Ltd.	13,400	333,924
Yakult Honsha Co., Ltd. (a)	13,500	628,923
Yamazaki Baking Co., Ltd.	15,100	181,485

		4,228,623

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	269,900	1,112,400
Toho Gas Co., Ltd.	56,000	339,410
Tokyo Gas Co., Ltd.	354,400	1,877,940

		3,329,750

Health Care Equipment & Supplies 0.1%
Olympus Corp.*	30,400	531,158
Sysmex Corp.	10,100	474,909
Terumo Corp.	21,700	934,636

		1,940,703

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	5,700	257,686
Medipal Holdings Corp.	21,500	273,812
Miraca Holdings, Inc.	7,900	333,625
Suzuken Co., Ltd.	9,800	309,353

		1,174,476

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd. (a)	9,624	267,416
Oriental Land Co., Ltd.	7,000	954,835

		1,222,251

Household Durables 0.4%
Casio Computer Co., Ltd. (a)	32,100	245,645
Panasonic Corp. (a)	317,402	1,925,222
Rinnai Corp.	4,500	307,352
Sekisui Chemical Co., Ltd.	59,000	484,546
Sekisui House Ltd.	75,300	769,940
Sharp Corp. (a)	149,900	323,376
Sony Corp.	144,500	1,710,937

		5,767,018

2012 Annual Report	61

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Household Products 0.1%
Unicharm Corp. (a)	16,200	$876,500

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co., Ltd.	16,000	409,822

Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	3,400	175,902
Nomura Research Institute Ltd.	13,700	291,216
NTT Data Corp.	176	573,635
Otsuka Corp.	2,400	195,675

		1,236,428

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	1,223	1,410,091
MS&AD Insurance Group Holdings	72,955	1,237,229
NKSJ Holdings, Inc.	53,825	981,205
Sony Financial Holdings, Inc.	24,400	435,117
T&D Holdings, Inc.	83,100	908,054
Tokio Marine Holdings, Inc.	104,100	2,755,541

		7,727,237

Internet & Catalog Retail 0.1%
Rakuten, Inc.	104,600	940,272

Internet Software & Services 0.1%
Dena Co., Ltd.	14,500	452,558
Gree, Inc.	12,500	217,896
Yahoo Japan Corp.	2,068	711,697

		1,382,151

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	24,449	384,168
Nikon Corp.	49,100	1,252,507
Sankyo Co., Ltd.	7,300	330,736
Sega Sammy Holdings, Inc.	27,800	523,986
Shimano, Inc.	10,500	661,918
Yamaha Corp.	23,300	209,383

		3,362,698

Machinery 1.1%
Amada Co., Ltd.	47,000	238,652
FANUC Corp.	27,300	4,349,323
Hino Motors Ltd.	39,000	301,465
Hitachi Construction Machinery Co., Ltd. (a)	14,600	240,033
IHI Corp.	184,000	387,498
Japan Steel Works Ltd. (The)	44,000	260,824
JTEKT Corp.	29,900	224,536
Kawasaki Heavy Industries Ltd.	213,200	438,578
Komatsu Ltd.	134,300	2,814,208
Kubota Corp.	158,100	1,616,588
Kurita Water Industries Ltd.	15,500	351,872
Makita Corp.	15,700	621,576
Mitsubishi Heavy Industries Ltd.	437,200	1,841,523
Nabtesco Corp.	15,200	283,677
NGK Insulators Ltd.	40,000	445,997

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery (continued)
NSK Ltd.	60,400	$331,749
NTN Corp.	72,600	130,246
SMC Corp.	7,700	1,213,972
Sumitomo Heavy Industries Ltd.	75,000	268,888
THK Co., Ltd.	16,300	270,976

		16,632,181

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.* (a)	134,000	169,853
Mitsui OSK Lines Ltd. (a)	163,000	390,700
Nippon Yusen KK	241,400	460,141

		1,020,694

Media 0.1%
Dentsu, Inc.	25,461	601,432
Hakuhodo DY Holdings, Inc.	3,420	204,956
Jupiter Telecommunications Co., Ltd. (a)	279	379,200
Toho Co., Ltd.	15,400	268,593

		1,454,181

Metals & Mining 0.4%
Daido Steel Co., Ltd.	44,000	190,815
Hitachi Metals Ltd.	24,000	224,849
JFE Holdings, Inc.	66,200	934,343
Kobe Steel Ltd.	379,000	332,708
Maruichi Steel Tube Ltd.	5,900	122,694
Mitsubishi Materials Corp.	156,000	453,569
Nippon Steel & Sumitomo Metal Corp.	1,087,065	2,399,503
Nisshin Steel Holdings Co., Ltd.*	10,990	72,826
Sumitomo Metal Mining Co., Ltd.	74,000	974,568
Yamato Kogyo Co., Ltd.	6,500	182,581

		5,888,456

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	49,278	482,361
J. Front Retailing Co., Ltd.	67,200	349,453
Marui Group Co., Ltd.	30,700	220,838
Takashimaya Co., Ltd.	35,000	230,207

		1,282,859

Office Electronics 0.5%
Brother Industries Ltd.	32,100	302,737
Canon, Inc.	161,700	5,255,198
Konica Minolta Holdings, Inc.	65,900	438,424
Ricoh Co., Ltd. (a)	90,200	754,874

		6,751,233

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co., Ltd.	82,000	145,847
Idemitsu Kosan Co., Ltd.	3,000	258,200
INPEX Corp.	316	1,800,210
Japan Petroleum Exploration Co.	4,400	165,617
JX Holdings, Inc.	323,017	1,720,409

62	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Oil, Gas & Consumable Fuels (continued)
Showa Shell Sekiyu KK	29,100	$162,005
TonenGeneral Sekiyu KK	39,000	353,930

		4,606,218

Paper & Forest Products 0.0%†
Nippon Paper Group, Inc. (a)	12,937	147,953
Oji Holdings Corp. (a)	119,000	348,956

		496,909

Personal Products 0.2%
Kao Corp.	75,700	2,126,532
Shiseido Co., Ltd.	51,000	645,420

		2,771,952

Pharmaceuticals 1.2%
Astellas Pharma, Inc.	63,900	3,178,232
Chugai Pharmaceutical Co., Ltd.	31,500	638,231
Daiichi Sankyo Co., Ltd.	96,900	1,483,157
Dainippon Sumitomo Pharma Co., Ltd.	21,900	251,889
Eisai Co., Ltd.	36,300	1,615,048
Hisamitsu Pharmaceutical Co., Inc.	8,600	444,669
Kyowa Hakko Kirin Co., Ltd.	37,000	393,837
Mitsubishi Tanabe Pharma Corp.	31,300	451,178
Ono Pharmaceutical Co., Ltd.	11,700	706,436
Otsuka Holdings Co., Ltd.	52,200	1,609,199
Santen Pharmaceutical Co., Ltd.	10,400	455,578
Shionogi & Co., Ltd.	42,000	697,281
Taisho Pharmaceutical Holdings Co., Ltd.	5,070	409,457
Takeda Pharmaceutical Co., Ltd.	112,600	5,233,744
Tsumura & Co.	9,000	287,807

		17,855,743

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	111	334,533
Japan Real Estate Investment Corp.	76	761,012
Japan Retail Fund Investment Corp.	262	477,648
Nippon Building Fund, Inc.	87	934,661
Nomura Real Estate Office Fund, Inc.	41	257,934

		2,765,788

Real Estate Management & Development 0.7%
Aeon Mall Co., Ltd.	10,000	259,379
Daito Trust Construction Co., Ltd.	10,300	1,039,650
Daiwa House Industry Co., Ltd.	73,000	1,107,062
Hulic Co., Ltd.*	33,000	262,605
Mitsubishi Estate Co., Ltd.	177,600	3,514,803
Mitsui Fudosan Co., Ltd.	120,700	2,439,922
Nomura Real Estate Holdings, Inc.	14,300	256,682
NTT Urban Development Corp.	182	149,966
Sumitomo Realty & Development Co., Ltd.	51,000	1,409,238
Tokyu Land Corp.	64,000	359,291

		10,798,598

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Road & Rail 0.8%
Central Japan Railway Co.	21,300	$1,832,952
East Japan Railway Co.	48,890	3,355,650
Hankyu Hanshin Holdings, Inc.	163,000	902,349
Keikyu Corp.	65,000	612,178
Keio Corp.	80,400	610,179
Keisei Electric Railway Co., Ltd.	39,000	357,542
Kintetsu Corp. (a)	232,500	911,161
Nippon Express Co., Ltd.	117,500	429,989
Odakyu Electric Railway Co., Ltd. (a)	89,100	945,421
Tobu Railway Co., Ltd.	145,000	770,519
Tokyu Corp.	160,900	818,449
West Japan Railway Co.	24,500	1,069,614

		12,616,003

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	20,700	261,815
Rohm Co., Ltd.	14,400	465,066
Sumco Corp.*	17,100	117,282
Tokyo Electron Ltd.	24,700	1,112,250

		1,956,413

Software 0.2%
Konami Corp.	15,000	344,350
Nexon Co., Ltd.*	16,900	206,105
Nintendo Co., Ltd.	15,300	1,975,225
Oracle Corp. Japan	5,400	240,146
Square Enix Holdings Co., Ltd.	10,000	140,963
Trend Micro, Inc.	14,500	406,466

		3,313,255

Specialty Retail 0.2%
ABC-Mart, Inc.	4,100	179,812
Fast Retailing Co., Ltd.	7,500	1,670,025
Nitori Holdings Co., Ltd.	4,700	383,817
Sanrio Co., Ltd. (a)	6,100	200,841
Shimamura Co., Ltd.	3,100	323,124
USS Co., Ltd.	3,060	321,735
Yamada Denki Co., Ltd. (a)	12,100	524,918

		3,604,272

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	22,400	325,533

Tobacco 0.2%
Japan Tobacco, Inc.	129,300	3,575,437

Trading Companies & Distributors 0.9%
ITOCHU Corp.	216,500	2,167,070
Marubeni Corp.	238,000	1,542,213
Mitsubishi Corp.	201,900	3,604,509
Mitsui & Co., Ltd.	249,700	3,519,577
Sojitz Corp.	187,167	232,349
Sumitomo Corp.	161,800	2,205,786
Toyota Tsusho Corp.	30,000	655,283

		13,926,787

2012 Annual Report	63

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	33,000	$266,146
Mitsubishi Logistics Corp.	16,400	211,504

		477,650

Wireless Telecommunication Services 0.7%
KDDI Corp.	39,900	3,099,445
NTT DoCoMo, Inc.	2,195	3,180,615
Softbank Corp.	126,300	3,988,844

		10,268,904

		289,604,385

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	12,544	1,499,479

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	67,921	1,273,152

Media 0.1%
SES SA, SDR	43,270	1,197,715

Metals & Mining 0.1%
ArcelorMittal	134,614	1,990,202

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	8,957	773,297

		5,234,366

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Sands China Ltd.	347,500	1,298,993
Wynn Macau Ltd.	217,600	613,009

		1,912,002

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	25,495	791,498

NETHERLANDS 4.9%
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV	59,272	2,109,488

Air Freight & Logistics 0.0%†
TNT Express NV	45,326	477,614

Beverages 0.2%
Heineken Holding NV	14,235	723,248
Heineken NV	33,126	2,044,299

		2,767,547

Chemicals 0.2%
Akzo Nobel NV	33,738	1,836,296
Koninklijke DSM NV	22,194	1,141,303

		2,977,599

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Computers & Peripherals 0.1%
Gemalto NV	11,405	$1,030,104

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	9,899	377,554

Diversified Financial Services 0.3%
ING Groep NV, CVA*	545,273	4,851,912

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	144,192	908,936

Energy Equipment & Services 0.1%
Fugro NV, CVA	9,774	661,442
SBM Offshore NV*	24,066	315,045

		976,487

Food & Staples Retailing 0.1%
Koninklijke Ahold NV	150,353	1,914,679

Food Products 0.7%
D.E Master Blenders 1753 NV*	85,165	1,044,567
Unilever NV, CVA	232,792	8,556,186

		9,600,753

Industrial Conglomerates 0.3%
Koninklijke Philips Electronics NV	149,334	3,740,229

Insurance 0.1%
Aegon NV	247,225	1,382,645
Delta Lloyd NV	19,620	326,291

		1,708,936

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,916	573,432

Media 0.2%
Reed Elsevier NV	98,965	1,328,458
Wolters Kluwer NV	43,036	832,625

		2,161,083

Oil, Gas & Consumable Fuels 2.1%
Royal Dutch Shell PLC, Class A	528,120	18,121,249
Royal Dutch Shell PLC, Class B	377,831	13,364,804

		31,486,053

Professional Services 0.0%†
Randstad Holding NV	16,739	547,289

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	9,667	430,645

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV	60,320	3,315,927

Transportation Infrastructure 0.1%
Koninklijke Vopak NV	9,942	692,165

		72,648,432

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	95,168	550,446

64	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

NEW ZEALAND (continued)
Diversified Telecommunication Services 0.0%†
Telecom Corp. of New Zealand Ltd.	268,782	$531,348

Electric Utilities 0.0%†
Contact Energy Ltd.* (a)	51,208	233,182

Hotels, Restaurants & Leisure 0.0%†
SKYCITY Entertainment Group Ltd.	86,262	275,131

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd. (a)	127,843	282,003

		1,872,110

NORWAY 0.9%
Chemicals 0.1%
Yara International ASA	26,897	1,267,626

Commercial Banks 0.1%
DNB ASA	140,513	1,756,639

Diversified Telecommunication Services 0.1%
Telenor ASA	104,036	2,046,193

Energy Equipment & Services 0.2%
Aker Solutions ASA	22,892	451,119
Seadrill Ltd.	50,593	2,050,042

		2,501,161

Industrial Conglomerates 0.1%
Orkla ASA	110,445	874,904

Insurance 0.0%†
Gjensidige Forsikring ASA	28,022	409,181

Metals & Mining 0.0%†
Norsk Hydro ASA	131,370	591,431

Oil, Gas & Consumable Fuels 0.3%
Statoil ASA	158,776	3,910,487

		13,357,622

PORTUGAL 0.2%
Commercial Banks 0.0%†
Banco Espirito Santo SA REG*	314,322	305,913

Diversified Telecommunication Services 0.0%†
Portugal Telecom SGPS SA REG	85,880	431,875

Electric Utilities 0.1%
EDP — Energias de Portugal SA	272,031	739,415

Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA	30,610	535,861

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA, Class B	33,048	529,029

		2,542,093

SINGAPORE 1.8%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	214,000	615,908

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Airlines 0.1%
Singapore Airlines Ltd.	75,613	$655,306

Commercial Banks 0.6%
DBS Group Holdings Ltd.	261,050	2,964,596
Oversea-Chinese Banking Corp., Ltd.	365,600	2,717,273
United Overseas Bank Ltd.	180,500	2,691,757

		8,373,626

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	14,604	587,588

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	120,900	664,488

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,146,003	3,018,589

Food & Staples Retailing 0.0%†
Olam International Ltd. (a)	237,500	381,521

Food Products 0.1%
Golden Agri-Resources Ltd.	929,771	474,868
Wilmar International Ltd. (a)	271,158	684,469

		1,159,337

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC	877,217	952,905

Industrial Conglomerates 0.2%
Fraser and Neave Ltd.	132,369	991,724
Keppel Corp., Ltd.	206,600	1,797,518
SembCorp Industries Ltd.	138,243	613,531

		3,402,773

Machinery 0.0%†
Cosco Corp. Singapore Ltd. (a)	147,066	105,571
SembCorp Marine Ltd.	117,200	450,189

		555,760

Marine 0.0%†
Neptune Orient Lines Ltd.* (a)	121,649	115,135

Media 0.1%
Singapore Press Holdings Ltd.	196,500	649,723

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	263,306	508,035
CapitaMall Trust	330,800	569,174

		1,077,209

Real Estate Management & Development 0.2%
CapitaLand Ltd.	367,345	978,294
CapitaMalls Asia Ltd. (a)	199,800	301,501
City Developments Ltd.	70,099	654,514
Global Logistic Properties Ltd.	291,000	610,545
Keppel Land Ltd.	106,000	293,620
UOL Group Ltd.	65,120	301,312

		3,139,786

2012 Annual Report	65

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	281,620	$389,442

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	727,000	564,454

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	87,181	262,294

		26,565,844

SPAIN 2.9%
Biotechnology 0.0%†
Grifols SA*	21,109	733,133

Commercial Banks 1.3%
Banco Bilbao Vizcaya Argentaria SA	767,878	6,416,354
Banco de Sabadell SA* (a)	399,271	973,602
Banco Popular Espanol SA (a)	191,912	300,109
Banco Santander SA	1,407,057	10,594,034
Bankia SA* (a)	149,993	226,398
CaixaBank (a)	117,570	446,512

		18,957,009

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (a)	20,057	428,631
Ferrovial SA	57,346	811,462

		1,240,093

Diversified Telecommunication Services 0.5%
Telefonica SA	576,004	7,602,563

Electric Utilities 0.3%
Acciona SA	3,508	215,624
Iberdrola SA	557,896	2,889,322
Red Electrica Corp. SA	15,375	721,392

		3,826,338

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	84,441	511,557

Gas Utilities 0.1%
Enagas SA	25,078	498,867
Gas Natural SDG SA	49,360	766,891

		1,265,758

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	45,100	1,117,233

Insurance 0.0%†
Mapfre SA	106,107	294,345

Machinery 0.0%†
Zardoya Otis SA (a)	21,231	262,605

Metals & Mining 0.0%†
Acerinox SA(a)	14,504	151,396

Oil, Gas & Consumable Fuels 0.2%
Repsol SA	117,345	2,351,685

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Specialty Retail 0.3%
Industria de Diseno Textil SA (a)	31,025	$3,961,650

Transportation Infrastructure 0.0%†
Abertis Infraestructuras SA (a)	52,288	789,749

		43,065,114

SWEDEN 3.1%
Building Products 0.1%
Assa Abloy AB, Class B	47,693	1,588,927

Capital Markets 0.0%†
Ratos AB, Class B (a)	26,329	226,062

Commercial Banks 0.7%
Nordea Bank AB	378,171	3,437,444
Skandinaviska Enskilda Banken AB, Class A	202,834	1,683,074
Svenska Handelsbanken AB, Class A	70,947	2,434,703
Swedbank AB, Class A	118,119	2,194,000

		9,749,221

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,286	315,240

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	428,205	3,793,501

Construction & Engineering 0.1%
Skanska AB, Class B	54,495	853,667

Diversified Financial Services 0.1%
Industrivarden AB, Class C	17,601	248,597
Investment AB Kinnevik, Class B	28,879	552,639
Investor AB, Class B	65,516	1,446,216

		2,247,452

Diversified Telecommunication Services 0.1%
TeliaSonera AB	311,177	2,045,750

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	33,624	776,757

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B	51,743	736,576
Getinge AB, Class B	28,602	880,145

		1,616,721

Household Durables 0.1%
Electrolux AB	34,507	884,609
Husqvarna AB, Class B	54,120	314,364

		1,198,973

Household Products 0.1%
Svenska Cellulosa AB, Class B	83,264	1,623,332

Machinery 0.8%
Alfa Laval AB	48,148	837,637
Atlas Copco AB, Class A	96,515	2,373,423
Atlas Copco AB, Class B	56,151	1,231,292

66	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Machinery (continued)
Sandvik AB	144,251	$2,004,441
Scania AB, Class B	45,813	874,142
SKF AB, Class B	56,396	1,272,732
Volvo AB, Class B	199,981	2,698,587

		11,292,254

Media 0.0%†
Modern Times Group AB, Class B	6,832	208,407

Metals & Mining 0.1%
Boliden AB	38,637	677,063
SSAB AB, Class A	23,204	166,228

		843,291

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB* (a)	31,684	760,225

Paper & Forest Products 0.0%†
Holmen AB, Class B	7,273	214,332

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	135,216	4,584,699

Tobacco 0.1%
Swedish Match AB	29,642	1,010,639

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	45,425	758,273

		45,707,723

SWITZERLAND 9.4%
Biotechnology 0.1%
Actelion Ltd. REG*	15,803	762,771

Building Products 0.1%
Geberit AG REG*	5,448	1,125,258

Capital Markets 0.9%
Credit Suisse Group AG REG*	173,776	4,041,223
GAM Holding AG*	27,896	390,137
Julius Baer Group Ltd.*	32,818	1,138,844
Partners Group Holding AG	1,868	395,433
UBS AG REG*	519,750	7,798,118

		13,763,755

Chemicals 0.5%
Givaudan SA REG*	1,196	1,196,344
Sika AG	302	629,314
Syngenta AG REG	13,483	5,256,881

		7,082,539

Commercial Banks 0.0%†
Banque Cantonale Vaudoise REG	408	216,201

Construction Materials 0.1%
Holcim Ltd. REG*	32,910	2,245,984

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,723	250,684

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,354	$1,396,141

Electrical Equipment 0.4%
ABB Ltd. REG*	313,723	5,665,814

Energy Equipment & Services 0.2%
Transocean Ltd.	50,379	2,304,534

Food Products 2.1%
Aryzta AG*	12,310	614,977
Barry Callebaut AG REG*	249	237,812
Lindt & Spruengli AG REG*	15	546,024
Lindt & Spruengli AG - Participation Certificate*	124	391,852
Nestle SA REG	471,511	29,935,399

		31,726,064

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG*	6,975	702,358
Straumann Holding AG REG (a)	1,190	146,636

		848,994

Insurance 0.7%
Baloise Holding AG REG	6,686	558,054
Swiss Life Holding AG REG*	4,341	548,212
Swiss Re AG*	50,596	3,501,110
Zurich Insurance Group AG*	21,008	5,178,886

		9,786,262

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG*	7,299	370,192

Machinery 0.1%
Schindler Holding AG REG	2,997	388,234
Schindler Holding AG — Participation Certificate	6,958	918,293
Sulzer AG REG	3,373	489,109

		1,795,636

Marine 0.1%
Kuehne + Nagel International AG REG (a)	7,751	906,737

Metals & Mining 0.5%
Glencore International PLC (a)	547,029	3,035,601
Xstrata PLC	299,319	4,741,627

		7,777,228

Pharmaceuticals 2.6%
Novartis AG REG	328,676	19,819,351
Roche Holding AG	100,388	19,337,260

		39,156,611

Professional Services 0.2%
Adecco SA REG*	19,062	924,363
SGS SA REG	788	1,670,497

		2,594,860

2012 Annual Report	67

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	6,831	$571,499

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	89,299	525,950

Textiles, Apparel & Luxury Goods 0.5%
Compagnie Financiere Richemont SA, Class A	74,337	4,824,326
Swatch Group AG (The) REG	6,038	439,177
Swatch Group AG (The) — Bearer Shares	4,434	1,835,353

		7,098,856

Trading Companies & Distributors 0.1%
Wolseley PLC	41,038	1,798,998

		139,771,568

UNITED KINGDOM 19.7%
Aerospace & Defense 0.5%
BAE Systems PLC	466,796	2,356,038
Cobham PLC	150,577	523,495
Meggitt PLC	110,605	689,850
Rolls-Royce Holdings PLC*	268,961	3,716,877
Rolls-Royce Holdings PLC, Class C* (b)	20,441,036	32,987

		7,319,247

Airlines 0.0%†
International Consolidated Airlines Group SA — EUR*	129,691	341,397

Auto Components 0.1%
GKN PLC	221,757	745,859

Beverages 1.1%
Diageo PLC	358,009	10,234,952
SABMiller PLC	136,325	5,850,806

		16,085,758

Capital Markets 0.2%
3i Group PLC	136,957	477,421
Aberdeen Asset Management PLC	120,309	631,006
ICAP PLC	82,183	432,367
Investec PLC	75,233	443,656
Man Group PLC	272,036	345,694
Schroders PLC	15,851	391,126

		2,721,270

Chemicals 0.1%
Croda International PLC	19,236	684,884
Johnson Matthey PLC	29,488	1,073,022

		1,757,906

Commercial Banks 3.0%
Barclays PLC	1,657,763	6,129,969
HSBC Holdings PLC	2,595,012	25,584,979

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Commercial Banks (continued)
Lloyds Banking Group PLC*	6,063,038	$3,992,532
Royal Bank of Scotland Group PLC*	299,887	1,339,024
Standard Chartered PLC	341,707	8,090,445

		45,136,949

Commercial Services & Supplies 0.2%
Aggreko PLC	38,577	1,341,707
Babcock International Group PLC	51,091	807,617
G4S PLC	202,022	850,227
Serco Group PLC	70,390	644,327

		3,643,878

Construction & Engineering 0.0%†
Balfour Beatty PLC	95,782	488,238

Containers & Packaging 0.1%
Rexam PLC	125,535	906,438

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	26,450	417,345

Diversified Telecommunication Services 0.3%
BT Group PLC	1,110,604	3,816,693
Inmarsat PLC	62,863	575,908

		4,392,601

Electric Utilities 0.2%
SSE PLC	135,741	3,174,878

Energy Equipment & Services 0.2%
AMEC PLC	45,147	774,621
Petrofac Ltd.	37,341	969,450
Subsea 7 SA	40,518	888,238

		2,632,309

Food & Staples Retailing 0.6%
J Sainsbury PLC	175,548	1,006,525
Tesco PLC	1,147,249	5,936,365
WM Morrison Supermarkets PLC	336,290	1,456,053

		8,398,943

Food Products 0.6%
Associated British Foods PLC	51,281	1,147,594
Tate & Lyle PLC	66,075	774,463
Unilever PLC	183,220	6,834,690

		8,756,747

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	128,977	1,363,952

Hotels, Restaurants & Leisure 0.4%
Carnival PLC	26,035	1,037,039
Compass Group PLC	269,828	2,964,875
InterContinental Hotels Group PLC	39,143	968,468
Tui Travel PLC	66,909	271,470
Whitbread PLC	25,567	971,624

		6,213,476

68	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Household Products 0.4%
Reckitt Benckiser Group PLC	92,756	$5,619,551

Industrial Conglomerates 0.1%
Smiths Group PLC	56,426	964,137

Insurance 0.9%
Admiral Group PLC	28,069	502,984
Aviva PLC	419,377	2,245,931
Legal & General Group PLC	844,494	1,830,629
Old Mutual PLC	699,672	1,947,508
Prudential PLC	363,483	4,991,931
RSA Insurance Group PLC	508,213	922,481
Standard Life PLC	339,090	1,601,122

		14,042,586

Machinery 0.2%
IMI PLC	45,427	701,385
Invensys PLC	113,880	419,903
Melrose PLC	170,328	663,483
Weir Group PLC (The)	30,254	852,603

		2,637,374

Media 0.4%
British Sky Broadcasting Group PLC	157,300	1,800,278
ITV PLC	525,168	735,242
Pearson PLC	117,286	2,358,264
Reed Elsevier PLC	175,078	1,714,948

		6,608,732

Metals & Mining 1.9%
Anglo American PLC	198,306	6,110,652
Antofagasta PLC	56,748	1,154,489
BHP Billiton PLC	301,818	9,673,646
Eurasian Natural Resources Corp. PLC	35,499	188,183
Evraz PLC	43,795	167,103
Kazakhmys PLC	29,144	334,376
Lonmin PLC (a)	22,097	183,359
Rio Tinto PLC	191,550	9,569,155
Vedanta Resources PLC	14,948	274,656

		27,655,619

Multiline Retail 0.2%
Marks & Spencer Group PLC	231,160	1,471,242
Next PLC	23,775	1,370,541

		2,841,783

Multi-Utilities 0.6%
Centrica PLC	737,135	3,859,140
National Grid PLC	509,070	5,805,719

		9,664,859

Oil, Gas & Consumable Fuels 2.1%
BG Group PLC	485,408	9,012,518
BP PLC	2,718,672	19,415,683
Tullow Oil PLC	130,256	2,959,258

		31,387,459

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Pharmaceuticals 1.6%
AstraZeneca PLC	180,548	$8,372,875
GlaxoSmithKline PLC	716,758	16,060,730

		24,433,605

Professional Services 0.1%
Capita PLC	94,104	1,099,529
Intertek Group PLC	23,091	1,052,538

		2,152,067

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	118,631	1,013,308
Capital Shopping Centres Group PLC (a)	78,202	420,950
Hammerson PLC	101,189	771,632
Land Securities Group PLC	112,087	1,456,595
Segro PLC	103,827	398,100

		4,060,585

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings PLC	197,967	2,133,203

Software 0.1%
Sage Group PLC (The)	179,136	899,717

Specialty Retail 0.1%
Kingfisher PLC	340,787	1,595,569

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	63,155	1,191,609

Tobacco 1.3%
British American Tobacco PLC	279,467	13,861,454
Imperial Tobacco Group PLC	141,901	5,366,615

		19,228,069

Trading Companies & Distributors 0.1%
Bunzl PLC	47,289	783,314

Water Utilities 0.1%
Severn Trent PLC	34,140	885,428
United Utilities Group PLC	98,128	1,072,866

		1,958,294

Wireless Telecommunication Services 1.3%
Vodafone Group PLC	7,051,270	19,148,684

		293,504,007

UNITED STATES 0.0%†
Metals & Mining 0.0%†
Sims Metal Management Ltd. (a)	25,013	244,418

Total Common Stocks (cost $1,466,786,341)		1,471,125,423

2012 Annual Report	69

Statement of Investments (Continued)

October 31, 2012

Nationwide International Index Fund (Continued)

Preferred Stocks 0.6%

	Shares	Market Value

GERMANY 0.6%
Automobiles 0.4%
Bayerische Motoren Werke AG	7,272	$402,855
Porsche Automobil Holding SE	22,033	1,468,591
Volkswagen AG	20,560	4,268,789

		6,140,235

Household Products 0.2%
Henkel AG & Co. KGaA	25,612	2,047,875

Media 0.0%†
ProSiebenSat.1 Media AG	13,090	364,993

Multi-Utilities 0.0%†
RWE AG	5,832	241,675

		8,794,778

Total Preferred Stocks (cost $6,430,222)		8,794,778

Mutual Fund 0.0%

	Shares	Market Value

Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (c)	99,583	99,583

Total Mutual Fund (cost $99,583)		99,583

Repurchase Agreements 2.8%

	Principal Amount	Market Value

Goldman Sachs & Co., 0. 26%, dated 10/31/12, due 11/01/12, repurchase price $8,126,655, collateralized by U.S. Government Treasury Securities ranging from 1.63% - 13.00%, maturing 01/15/13 - 10/20/42; total market value $8,289,128. (d)	$8,126,596	8,126,596

Repurchase Agreements (continued)

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.30%, dated 10/31/12, due 11/01/12, repurchase price $24,000,200, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 6.25%, maturing 04/01/13 - 05/15/29; total market value $24,480,041. (d)	$24,000,000	$24,000,000
Credit Suisse (USA) LLC, 0.28%, dated 10/31/12, due 11/01/12, repurchase price $10,000,078, collateralized by U.S. Government Treasury Securities ranging from 0.00% - 0.00%, maturing 11/01/12 - 12/27/12; total market value $10,200,085. (d)	10,000,000	10,000,000

Total Repurchase Agreements (cost $42,126,596)		42,126,596

Total Investments (cost $1,515,442,742) (e) — 102.0%		1,522,146,380

Liabilities in excess of other assets — (2.0)%		(29,611,804)

NET ASSETS — 100.0%		$1,492,534,576

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2012. The total value of securities on loan at October 31, 2012 was $38,849,555.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of October 31, 2012.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2012 was $42,126,596.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1% .

AB	Stock Company

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

70	Annual Report 2012

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

EUR	EURO

KGaA	Limited Partnership with shares

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At October 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
117	DJ Euro Stoxx 50	12/21/12	$3,797,305	$(6,248)
1	E-Mini MSCI EAFE Index	12/21/12	75,920	(1,599)
45	FTSE 100 Index	12/21/12	4,185,745	(27,614)
46	SGX Nikkei 225 Index	12/13/12	2,568,520	34,322
14	SPI 200 Index	12/20/12	1,636,382	28,023

			$12,263,872	$26,884

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	71

Statement of Assets and Liabilities

October 31, 2012

Nationwide International Index Fund
Assets:
Investments, at value *(cost $1,473,316,146)	$1,480,019,784
Repurchase agreements, at value and cost	42,126,596

Total Investments	1,522,146,380

Cash	23,742
Deposits with broker for futures contracts	746,000
Foreign currencies, at value (cost $8,312,096)	8,301,508
Dividends receivable	3,769,174
Security lending income receivable	65,587
Receivable for capital shares issued	432,462
Reclaims receivable	1,412,223
Receivable for variation margin on futures contracts	48,988
Prepaid expenses	28,244

Total Assets	1,536,974,308

Liabilities:
Payable for capital shares redeemed	1,721,239
Payable upon return of securities loaned (Note 2)	42,126,596
Accrued expenses and other payables:
Investment advisory fees	310,151
Fund administration fees	49,370
Distribution fees	37,747
Administrative servicing fees	51,640
Accounting and transfer agent fees	18,638
Trustee fees	4,415
Custodian fees	6,438
Compliance program costs (Note 3)	826
Professional fees	24,637
Printing fees	5,619
Recoupment fees	59,958
Other	22,458

Total Liabilities	44,439,732

Net Assets	$1,492,534,576

Represented by:
Capital	$1,566,303,002
Accumulated undistributed net investment income	18,431,001
Accumulated net realized losses from investment, futures, and foreign currency transactions	(98,826,019)
Net unrealized appreciation/(depreciation) from investments	6,703,638
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	26,884
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(103,930)

Net Assets	$1,492,534,576

*	Includes value of securities on loan of $38,849,555 (Note 2).

72	Annual Report 2012

Nationwide International Index Fund
Net Assets:
Class A Shares	$174,590,865
Class B Shares	145,127
Class C Shares	404,593
Class R2 Shares	168,392
Institutional Class Shares	1,317,225,599

Total	$1,492,534,576

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	25,399,092
Class B Shares	21,605
Class C Shares	61,643
Class R2 Shares	24,451
Institutional Class Shares	190,704,305

Total	216,211,096

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.87
Class B Shares (a)	$6.72
Class C Shares (b)	$6.56
Class R2 Shares	$6.89
Institutional Class Shares	$6.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.29

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	73

Statement of Operations

For the Year Ended October 31, 2012

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$53,255,878
Income from securities lending (Note 2)	1,886,207
Interest income	8,226
Other income	29,327
Foreign tax withholding	(3,526,015)

Total Income	51,653,623

EXPENSES:
Investment advisory fees	3,611,990
Fund administration fees	445,815
Distribution fees Class A	526,110
Distribution fees Class B	1,430
Distribution fees Class C	4,897
Distribution fees Class R2	391
Administrative servicing fees Class A	338,585
Registration and filing fees	58,667
Professional fees	87,839
Printing fees	17,268
Trustee fees	55,110
Custodian fees	55,103
Accounting and transfer agent fees	122,013
Compliance program costs (Note 3)	2,968
Recoupment fees (Note 3)	151,299
Other	364,080

Total expenses before earnings credit and fees waived	5,843,565

Earnings credit (Note 6)	(2)
Investment advisory fees waived (Note 3)	(93,540)

Net Expenses	5,750,023

NET INVESTMENT INCOME	45,903,600

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(70,291,796)
Net realized gains from futures transactions (Note 2)	758,325
Net realized losses from foreign currency transactions (Note 2)	(1,683,641)

Net realized losses from investments, futures, and foreign currency transactions	(71,217,112)

Net change in unrealized appreciation/(depreciation) from investments	117,211,298
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,476,961)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(490,372)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	115,243,965

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	44,026,853

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$89,930,453

The accompanying notes are an integral part of these financial statements.

74	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$45,903,600	$47,236,116
Net realized gains/(losses) from investments, futures, and foreign currency transactions	(71,217,112)	2,929,146
Net change in unrealized appreciation/(depreciation) from investments, futures, and translation of assets and liabilities denominated in foreign currencies	115,243,965	(132,224,190)

Change in net assets resulting from operations	89,930,453	(82,058,928)

Distributions to Shareholders From:
Net investment income:
Class A	(7,161,592)	(8,906,483)
Class B	(2,702)	(3,253)
Class C	(9,967)	(11,806)
Class R2	(1,541)	(76)
Institutional Class	(34,378,990)	(31,792,415)
Net realized gains:
Class A	(51,198)	–
Class B	(20)	–
Class C	(79)	–
Class R2	–	–
Institutional Class	(155,069)	–

Change in net assets from shareholder distributions	(41,761,158)	(40,714,033)

Change in net assets from capital transactions	(114,129,049)	96,628,534

Change in net assets	(65,959,754)	(26,144,427)

Net Assets:
Beginning of year	1,558,494,330	1,584,638,757

End of year	$1,492,534,576	$1,558,494,330

Accumulated undistributed net investment income at end of year	$18,431,001	$14,777,537

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,237,905	$57,964,598
Dividends reinvested	7,129,084	8,813,824
Cost of shares redeemed	(228,591,121)	(40,096,096)

Total Class A Shares	(202,224,132)	26,682,326

Class B Shares
Proceeds from shares issued	5,389	119,329
Dividends reinvested	1,113	1,795
Cost of shares redeemed	(18,327)	(157,039)

Total Class B Shares	(11,825)	(35,915)

Class C Shares
Proceeds from shares issued	67,017	117,167
Dividends reinvested	6,955	8,384
Cost of shares redeemed	(263,795)	(161,678)

Total Class C Shares	(189,823)	(36,127)

2012 Annual Report	75

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$215,447	$–
Dividends reinvested	1,541	76
Cost of shares redeemed	(61,884)	(2,700)

Total Class R2 Shares	155,104	(2,624)

Institutional Class Shares
Proceeds from shares issued	256,423,908	219,011,671
Dividends reinvested	34,533,397	31,792,136
Cost of shares redeemed	(202,815,678)	(180,782,933)

Total Institutional Class Shares	88,141,627	70,020,874

Change in net assets from capital transactions	$(114,129,049)	$96,628,534

SHARE TRANSACTIONS:
Class A Shares
Issued	2,965,559	7,993,194
Reinvested	1,166,662	1,234,293
Redeemed	(36,336,431)	(5,466,778)

Total Class A Shares	(32,204,210)	3,760,709

Class B Shares
Issued	882	17,605
Reinvested	186	254
Redeemed	(2,822)	(23,450)

Total Class B Shares	(1,754)	(5,591)

Class C Shares
Issued	10,917	16,097
Reinvested	1,193	1,222
Redeemed	(41,777)	(22,106)

Total Class C Shares	(29,667)	(4,787)

Class R2 Shares
Issued	33,051	–
Reinvested	241	11
Redeemed	(9,343)	(359)

Total Class R2 Shares	23,949	(348)

Institutional Class Shares
Issued	40,609,643	31,130,934
Reinvested	5,535,183	4,426,885
Redeemed	(29,805,841)	(24,183,152)

Total Institutional Class Shares	16,338,985	11,374,667

Total change in shares	(15,872,697)	15,124,650

Amounts designated as “–“ are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

76	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$6.69	0.18	0.16	0.34	(0.16)	–	(0.16)	–	$6.87	5.34%		$174,590,865	0.75%	2.70%	0.76%	26.78%
Year Ended October 31, 2011 (d)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98%	)	$385,612,863	0.73%	2.61%	0.75%	7.03%
Year Ended October 31, 2010 (d)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%		$392,041,229	0.74%	2.27%	0.78%	6.43%
Year Ended October 31, 2009 (d)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%		$349,861,598	0.79%	2.52%	0.87%	11.22%
Year Ended October 31, 2008 (d)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65%	)	$256,105,481	0.73%	2.53%	0.79%	12.76%

Class B Shares
Year Ended October 31, 2012 (d)	$6.54	0.15	0.15	0.30	(0.12)	–	(0.12)	–	$6.72	4.83%		$145,127	1.34%	2.34%	1.35%	26.78%
Year Ended October 31, 2011 (d)	$7.11	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.54	(6.43%	)	$152,693	1.33%	2.09%	1.35%	7.03%
Year Ended October 31, 2010 (d)	$6.70	0.10	0.46	0.56	(0.15)	–	(0.15)	–	$7.11	8.55%		$205,827	1.35%	1.47%	1.39%	6.43%
Year Ended October 31, 2009 (d)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%		$401,295	1.37%	1.93%	1.45%	11.22%
Year Ended October 31, 2008 (d)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95%	)	$356,467	1.37%	2.18%	1.42%	12.76%

Class C Shares
Year Ended October 31, 2012 (d)	$6.39	0.14	0.15	0.29	(0.12)	–	(0.12)	–	$6.56	4.76%		$404,593	1.34%	2.29%	1.35%	26.78%
Year Ended October 31, 2011 (d)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53%	)	$583,593	1.33%	2.07%	1.35%	7.03%
Year Ended October 31, 2010 (d)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%		$668,667	1.35%	1.75%	1.39%	6.43%
Year Ended October 31, 2009 (d)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%		$645,429	1.37%	1.83%	1.45%	11.22%
Year Ended October 31, 2008 (d)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98%	)	$724,073	1.37%	2.17%	1.42%	12.76%

Class R2 Shares(e)
Year Ended October 31, 2012 (d)	$6.68	0.17	0.18	0.35	(0.14)	–	(0.14)	–	$6.89	5.55%		$168,392	0.84%	2.65%	0.84%	26.78%
Year Ended October 31, 2011 (d)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12%	)	$3,355	0.87%	2.47%	0.88%	7.03%
Year Ended October 31, 2010 (d)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%		$6,181	0.85%	2.17%	0.89%	6.43%
Year Ended October 31, 2009 (d)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%		$5,427	0.87%	2.63%	0.95%	11.22%
Year Ended October 31, 2008 (d)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67%	)	$6,038	0.85%	2.20%	0.88%	12.76%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$6.72	0.22	0.16	0.38	(0.19)	–	(0.19)	–	$6.91	5.93%		$1,317,225,599	0.34%	3.28%	0.35%	26.78%
Year Ended October 31, 2011 (d)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57%	)	$1,172,141,826	0.33%	3.03%	0.35%	7.03%
Year Ended October 31, 2010 (d)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%		$1,191,716,853	0.34%	2.67%	0.38%	6.43%
Year Ended October 31, 2009 (d)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%		$1,110,329,399	0.37%	3.02%	0.45%	11.22%
Year Ended October 31, 2008 (d)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44%	)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	77

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the S&P MidCap 400® (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2012, the Nationwide Mid Cap Market Index Fund (Institutional Class) returned 11.79% versus 12.11% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 375 funds as of October 31, 2012) was 10.32% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Nine of the 10 sectors within the Fund’s benchmark, the S&P 400 Index (the Index), recorded positive returns during the reporting period. The strongest contributing sectors that affected Fund performance were financials, industrials and consumer discretionary.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

One of the 10 sectors within the Index, the energy sector, registered negative performance during the reporting period. Consumer staples and information technology were the lowest contributors.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held an S&P MidCap 400 Index future with an average weight of 0.02% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

78	Annual Report 2012

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	11.38%	2.37%	9.40%
	w/SC2	4.96%	1.17%	8.76%
Class B	w/o SC1	10.67%	1.74%	8.74%
	w/SC3	5.67%	1.40%	8.74%
Class C4	w/o SC1	10.61%	1.73%	8.73%
	w/SC5	9.61%	1.73%	8.73%
Class R2[6,7,8]		11.28%	2.28%	9.35%
Institutional Class[6]		11.79%	2.77%	9.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.69%
Class B	1.30%
Class C	1.30%
Class R2	0.95%
Institutional Class	0.30%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	79

Fund Performance (Continued)	Nationwide Mid Cap Market Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400® Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

80	Annual Report 2012

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Mid Cap Market Index Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	994.30	3.46	0.69
	Hypothetical	[b]	1,000.00	1,021.67	3.51	0.69
Class B Shares	Actual		1,000.00	990.50	6.50	1.30
	Hypothetical	[b]	1,000.00	1,018.60	6.60	1.30
Class C Shares	Actual		1,000.00	990.40	6.50	1.30
	Hypothetical	[b]	1,000.00	1,018.60	6.60	1.30
Class R2 Shares	Actual		1,000.00	993.20	4.01	0.80
	Hypothetical	[b]	1,000.00	1,021.11	4.06	0.80
Institutional Class Shares	Actual		1,000.00	995.70	1.50	0.30
	Hypothetical	[b]	1,000.00	1,023.63	1.53	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	81

Portfolio Summary October 31, 2012	Nationwide Mid Cap Market Index Fund

Asset Allocation †
Common Stocks	98.9%
Repurchase Agreements	6.5%
Mutual Fund	1.2%
Liabilities in excess of other assets	(6.6)%

100.0%

Top Industries ††
Real Estate Investment Trusts (REITs)	8.9%
Machinery	4.8%
Insurance	4.3%
Specialty Retail	4.1%
Software	4.0%
Commercial Banks	3.7%
Information Technology Services	3.2%
Health Care Providers & Services	3.0%
Oil, Gas & Consumable Fuels	2.9%
Chemicals	2.8%
Other Industries*	58.3%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	1.2%
Regeneron Pharmaceuticals, Inc.	0.9%
Vertex Pharmaceuticals, Inc.	0.8%
Kansas City Southern	0.7%
Equinix, Inc.	0.7%
AMETEK, Inc.	0.7%
HollyFrontier Corp.	0.6%
PVH Corp.	0.6%
Macerich Co. (The)	0.6%
Alliance Data Systems Corp.	0.6%
Other Holdings*	92.6%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

†† Percentages	indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

82	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Mid Cap Market Index Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 1.4%
Alliant Techsystems, Inc.	27,128	$1,554,163
B/E Aerospace, Inc.*	85,824	3,869,804
Esterline Technologies Corp.*	25,657	1,482,718
Exelis, Inc.	155,164	1,716,114
Huntington Ingalls Industries, Inc.*	41,112	1,742,326
Triumph Group, Inc.	41,216	2,696,351

		13,061,476

Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	84,790	1,177,733

Airlines 0.3%
Alaska Air Group, Inc.*	58,213	2,226,065
JetBlue Airways Corp.*	186,934	988,881

		3,214,946

Auto Components 0.2%
Gentex Corp.	119,445	2,056,843

Automobiles 0.1%
Thor Industries, Inc.	36,253	1,378,702

Biotechnology 2.0%
Regeneron Pharmaceuticals, Inc.*	61,831	8,798,551
United Therapeutics Corp.*	39,698	1,813,008
Vertex Pharmaceuticals, Inc.*	178,126	8,592,798

		19,204,357

Building Products 0.6%
Fortune Brands Home & Security, Inc.*	132,653	3,772,651
Lennox International, Inc.	38,319	1,917,866

		5,690,517

Capital Markets 2.3%
Affiliated Managers Group, Inc.*	42,412	5,365,118
Apollo Investment Corp.	166,125	1,320,694
Eaton Vance Corp. (a)	95,469	2,686,497
Greenhill & Co., Inc. (a)	22,083	1,053,801
Janus Capital Group, Inc. (a)	154,340	1,311,890
Jefferies Group, Inc.	105,729	1,505,581
Raymond James Financial, Inc.	92,284	3,519,712
SEI Investments Co.	111,731	2,444,674
Waddell & Reed Financial, Inc., Class A	70,690	2,356,098

		21,564,065

Chemicals 2.9%
Albemarle Corp.	73,876	4,071,306
Ashland, Inc.	60,287	4,289,420
Cabot Corp.	49,106	1,756,031
Cytec Industries, Inc.	38,035	2,617,569
Intrepid Potash, Inc.*	44,213	960,748
Minerals Technologies, Inc.	14,533	1,041,435
NewMarket Corp.	8,854	2,402,179

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Olin Corp.	65,579	$1,360,108
RPM International, Inc.	108,881	2,902,767
Scotts Miracle-Gro Co. (The), Class A	31,800	1,361,358
Sensient Technologies Corp.	40,875	1,487,033
Valspar Corp.	69,680	3,904,170

		28,154,124

Commercial Banks 4.0%
Associated Banc-Corp.	142,416	1,835,742
BancorpSouth, Inc.	68,933	975,402
Bank of Hawaii Corp.	37,274	1,646,020
Cathay General Bancorp	60,428	1,068,971
City National Corp.	38,919	1,988,761
Commerce Bancshares, Inc.	61,476	2,341,006
Cullen/Frost Bankers, Inc.	50,690	2,803,157
East West Bancorp, Inc.	117,149	2,494,102
First Niagara Financial Group, Inc.	291,803	2,416,129
FirstMerit Corp. (a)	89,782	1,244,378
Fulton Financial Corp.	164,403	1,597,997
Hancock Holding Co.	70,186	2,217,176
International Bancshares Corp.	44,973	816,260
Prosperity Bancshares, Inc.	36,334	1,520,941
Signature Bank* (a)	38,686	2,755,991
SVB Financial Group*	36,663	2,074,759
Synovus Financial Corp. (a)	620,285	1,519,698
TCF Financial Corp.	134,883	1,543,062
Trustmark Corp.	53,029	1,244,591
Valley National Bancorp (a)	163,943	1,596,805
Webster Financial Corp.	59,479	1,308,538
Westamerica Bancorporation (a)	22,816	1,006,642

		38,016,128

Commercial Services & Supplies 1.8%
Brink’s Co. (The)	39,708	1,044,718
Clean Harbors, Inc.*	39,309	2,293,680
Copart, Inc.*	89,234	2,569,047
Corrections Corp. of America	82,590	2,779,154
Deluxe Corp.	41,751	1,315,574
Herman Miller, Inc.	47,760	926,066
HNI Corp.	37,283	1,026,028
Mine Safety Appliances Co.	25,379	979,629
Rollins, Inc.	54,275	1,230,414
Waste Connections, Inc.	101,766	3,340,978

		17,505,288

Communications Equipment 0.9%
ADTRAN, Inc. (a)	52,169	881,134
Ciena Corp.* (a)	82,938	1,029,261
InterDigital, Inc.	35,096	1,336,807
Plantronics, Inc.	34,807	1,129,139
Polycom, Inc.*	145,979	1,462,710
Riverbed Technology, Inc.*	127,328	2,351,748

2012 Annual Report	83

Statement of Investments (Continued)

October 31, 2012

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Tellabs, Inc.	285,008	$832,223

		9,023,022

Computers & Peripherals 0.7%
Diebold, Inc.	52,299	1,555,895
Lexmark International, Inc., Class A (a)	57,890	1,230,741
NCR Corp.*	131,336	2,794,830
QLogic Corp.*	77,804	729,802

		6,311,268

Construction & Engineering 1.1%
AECOM Technology Corp.*	92,887	1,994,284
Granite Construction, Inc.	29,411	888,506
KBR, Inc.	121,509	3,385,241
Shaw Group, Inc. (The)*	54,549	2,388,701
URS Corp.	63,692	2,132,408

		10,789,140

Construction Materials 0.3%
Martin Marietta Materials, Inc. (a)	37,845	3,115,022

Containers & Packaging 1.6%
AptarGroup, Inc.	54,987	2,819,733
Greif, Inc., Class A	25,144	1,055,042
Packaging Corp. of America	81,048	2,858,563
Rock-Tenn Co., Class A	58,418	4,275,614
Silgan Holdings, Inc.	40,528	1,755,268
Sonoco Products Co.	83,178	2,589,331

		15,353,551

Distributors 0.5%
LKQ Corp.*	244,565	5,108,963

Diversified Consumer Services 0.8%
DeVry, Inc. (a)	47,507	1,247,534
ITT Educational Services, Inc.* (a)	12,895	277,114
Matthews International Corp., Class A	23,130	665,450
Regis Corp. (a)	47,131	785,203
Service Corp. International	177,361	2,490,148
Sotheby’s (a)	56,206	1,749,693
Strayer Education, Inc. (a)	9,714	558,166

		7,773,308

Diversified Financial Services 0.5%
CBOE Holdings, Inc.	72,440	2,136,255
MSCI, Inc., Class A*	100,540	2,708,548

		4,844,803

Diversified Telecommunication Services 0.3%
tw telecom, inc.*	124,687	3,175,778

Electric Utilities 2.3%
Cleco Corp.	49,879	2,152,279

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Great Plains Energy, Inc.	126,404	$2,836,506
Hawaiian Electric Industries, Inc.	80,147	2,074,204
IDACORP, Inc.	41,609	1,860,755
NV Energy, Inc.	194,813	3,703,395
OGE Energy Corp.	81,436	4,689,085
PNM Resources, Inc.	65,220	1,445,275
Westar Energy, Inc.	104,273	3,096,908

		21,858,407

Electrical Equipment 1.7%
Acuity Brands, Inc.	35,046	2,267,476
AMETEK, Inc.	200,192	7,116,826
General Cable Corp.*	40,749	1,162,569
Hubbell, Inc., Class B	44,086	3,690,880
Regal-Beloit Corp.	34,438	2,244,669

		16,482,420

Electronic Equipment, Instruments & Components 2.0%
Arrow Electronics, Inc.*	89,799	3,163,619
Avnet, Inc.*	116,654	3,342,137
Ingram Micro, Inc., Class A*	123,871	1,882,839
Itron, Inc.*	32,718	1,343,401
National Instruments Corp.	77,675	1,830,023
Tech Data Corp.*	31,161	1,380,744
Trimble Navigation Ltd.*	103,752	4,895,020
Vishay Intertechnology, Inc.*	108,790	900,781

		18,738,564

Energy Equipment & Services 2.7%
Atwood Oceanics, Inc.*	47,085	2,250,663
CARBO Ceramics, Inc. (a)	16,255	1,202,057
Dresser-Rand Group, Inc.*	62,461	3,218,615
Dril-Quip, Inc.*	30,034	2,080,155
Helix Energy Solutions Group, Inc.*	80,773	1,396,565
Oceaneering International, Inc.	89,123	4,663,807
Oil States International, Inc.*	45,187	3,303,170
Patterson-UTI Energy, Inc. (a)	125,257	2,026,658
Superior Energy Services, Inc.*	130,042	2,643,754
Tidewater, Inc.	41,124	1,953,801
Unit Corp.*	35,704	1,440,657

		26,179,902

Food & Staples Retailing 0.2%
Harris Teeter Supermarkets, Inc.	40,990	1,535,075
SUPERVALU, Inc. (a)	173,800	540,518

		2,075,593

Food Products 2.0%
Flowers Foods, Inc.	95,039	1,871,318
Green Mountain Coffee Roasters, Inc.* (a)	106,844	2,581,351
Hillshire Brands Co.	97,938	2,547,367
Ingredion, Inc.	62,946	3,868,661
Lancaster Colony Corp. (a)	15,990	1,163,752

84	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Post Holdings, Inc.*	26,837	$846,707
Ralcorp Holdings, Inc.*	45,552	3,288,399
Smithfield Foods, Inc.*	111,035	2,272,887
Tootsie Roll Industries, Inc. (a)	16,997	452,970

		18,893,412

Gas Utilities 1.5%
Atmos Energy Corp.	74,440	2,677,607
National Fuel Gas Co.	68,768	3,624,073
Questar Corp.	145,013	2,935,063
UGI Corp.	92,844	2,997,933
WGL Holdings, Inc.	42,826	1,703,190

		13,937,866

Health Care Equipment & Supplies 2.7%
Cooper Cos., Inc. (The)	39,535	3,794,569
Hill-Rom Holdings, Inc.	51,667	1,451,326
Hologic, Inc.*	218,492	4,505,305
IDEXX Laboratories, Inc.*	45,431	4,370,462
Masimo Corp.*	42,932	943,216
ResMed, Inc. (a)	117,524	4,693,909
STERIS Corp.	48,036	1,710,562
Teleflex, Inc.	33,774	2,294,943
Thoratec Corp.*	48,755	1,740,554

		25,504,846

Health Care Providers & Services 3.2%
AMERIGROUP Corp.*	40,271	3,678,353
Community Health Systems, Inc.*	75,293	2,064,534
Health Management Associates, Inc., Class A*	212,803	1,553,462
Health Net, Inc.*	67,254	1,447,306
Henry Schein, Inc.*	73,067	5,390,883
HMS Holdings Corp.*	71,276	1,645,763
LifePoint Hospitals, Inc.*	40,506	1,431,482
MEDNAX, Inc.*	41,042	2,831,077
Omnicare, Inc.	92,067	3,179,074
Owens & Minor, Inc. (a)	52,016	1,480,896
Universal Health Services, Inc., Class B	72,777	3,012,240
VCA Antech, Inc.* (a)	72,868	1,426,755
WellCare Health Plans, Inc.*	35,692	1,698,939

		30,840,764

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.*	140,394	1,813,890

Hotels, Restaurants & Leisure 1.5%
Bally Technologies, Inc.*	34,201	1,707,314
Bob Evans Farms, Inc.	23,174	882,234
Brinker International, Inc.	61,014	1,879,231
Cheesecake Factory, Inc. (The) (a)	41,209	1,362,370
International Speedway Corp., Class A	21,071	537,310
Life Time Fitness, Inc.*	33,032	1,482,806

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Panera Bread Co., Class A*	23,242	$3,919,531
Scientific Games Corp., Class A*	46,980	386,645
Wendy’s Co. (The)	232,195	991,473
WMS Industries, Inc.*	45,390	745,758

		13,894,672

Household Durables 2.2%
Jarden Corp.	61,957	3,085,458
KB Home (a)	63,202	1,009,968
M.D.C. Holdings, Inc. (a)	31,935	1,221,194
Mohawk Industries, Inc.*	47,842	3,993,372
NVR, Inc.*	3,993	3,608,634
Tempur-Pedic International, Inc.* (a)	49,532	1,309,626
Toll Brothers, Inc.*	123,570	4,079,046
Tupperware Brands Corp.	45,780	2,705,598

		21,012,896

Household Products 1.0%
Church & Dwight Co., Inc.	114,915	5,833,086
Energizer Holdings, Inc.	53,161	3,879,158

		9,712,244

Industrial Conglomerates 0.3%
Carlisle Cos., Inc.	51,669	2,870,213

Information Technology Services 3.4%
Acxiom Corp.*	61,925	1,130,131
Alliance Data Systems Corp.* (a)	41,228	5,897,665
Broadridge Financial Solutions, Inc.	103,307	2,370,896
Convergys Corp.	92,799	1,559,951
CoreLogic, Inc.*	86,940	2,069,172
DST Systems, Inc.	25,309	1,443,625
Gartner, Inc.*	77,119	3,579,093
Global Payments, Inc.	65,133	2,784,436
Jack Henry & Associates, Inc.	71,104	2,701,952
Lender Processing Services, Inc.	70,066	1,689,291
Mantech International Corp., Class A (a)	19,700	452,509
NeuStar, Inc., Class A*	54,767	2,003,925
VeriFone Systems, Inc.*	89,000	2,637,960
WEX, Inc.*	31,819	2,347,606

		32,668,212

Insurance 4.6%
Alleghany Corp.*	13,976	4,858,058
American Financial Group, Inc.	65,092	2,525,570
Arthur J. Gallagher & Co.	99,863	3,539,145
Aspen Insurance Holdings Ltd.	58,557	1,894,319
Brown & Brown, Inc.	96,991	2,478,120
Everest Re Group Ltd.	42,771	4,749,720
Fidelity National Financial, Inc., Class A	173,970	3,724,698
First American Financial Corp.	88,098	2,004,229
Hanover Insurance Group, Inc. (The)	36,876	1,331,592
HCC Insurance Holdings, Inc.	83,398	2,972,305

2012 Annual Report	85

Statement of Investments (Continued)

October 31, 2012

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Kemper Corp.	45,048	$1,396,488
Mercury General Corp.	28,430	1,152,268
Old Republic International Corp.	199,140	1,967,503
Protective Life Corp.	66,325	1,810,672
Reinsurance Group of America, Inc.	60,849	3,220,129
StanCorp Financial Group, Inc.	36,335	1,248,107
W.R. Berkley Corp.	91,737	3,567,652

		44,440,575

Internet & Catalog Retail 0.2%
HSN, Inc.	30,776	1,600,967

Internet Software & Services 1.8%
AOL, Inc.*	74,018	2,541,038
Equinix, Inc.*	39,773	7,175,447
Monster Worldwide, Inc.* (a)	97,618	607,184
Rackspace Hosting, Inc.*	89,541	5,702,866
ValueClick, Inc.*	58,258	971,161

		16,997,696

Leisure Equipment & Products 0.5%
Polaris Industries, Inc.	52,571	4,442,249

Life Sciences Tools & Services 1.2%
Bio-Rad Laboratories, Inc., Class A*	16,589	1,681,295
Charles River Laboratories International, Inc.*	40,117	1,497,166
Covance, Inc.*	45,405	2,211,678
Mettler-Toledo International, Inc.*	25,607	4,337,058
Techne Corp.	28,573	1,924,677

		11,651,874

Machinery 5.2%
AGCO Corp.*	80,254	3,652,360
CLARCOR, Inc.	41,136	1,860,993
Crane Co.	39,762	1,669,209
Donaldson Co., Inc.	113,076	3,648,963
Gardner Denver, Inc.	40,420	2,802,319
Graco, Inc.	49,971	2,401,606
Harsco Corp.	67,094	1,341,209
IDEX Corp.	68,791	2,925,681
ITT Corp.	76,500	1,591,200
Kennametal, Inc.	66,188	2,344,379
Lincoln Electric Holdings, Inc.	69,144	2,998,775
Nordson Corp.	46,742	2,759,180
Oshkosh Corp.*	75,923	2,276,172
SPX Corp.	41,878	2,872,412
Terex Corp.*	91,433	2,061,814
Timken Co.	66,675	2,632,996
Trinity Industries, Inc.	65,204	2,039,581
Valmont Industries, Inc.	19,324	2,610,672
Wabtec Corp.	39,440	3,230,136
Woodward, Inc.	49,939	1,672,956

		49,392,613

Common Stocks (continued)

	Shares	Market Value

Marine 0.4%
Kirby Corp.*	46,184	$2,654,656
Matson, Inc.	34,550	734,188

		3,388,844

Media 1.3%
AMC Networks, Inc., Class A*	47,607	2,224,199
Cinemark Holdings, Inc.	84,738	2,092,181
DreamWorks Animation SKG, Inc., Class A* (a)	58,494	1,191,523
John Wiley & Sons, Inc., Class A	38,775	1,682,059
Lamar Advertising Co., Class A*	45,461	1,784,344
Meredith Corp. (a)	29,741	995,431
New York Times Co. (The), Class A* (a)	99,403	813,117
Scholastic Corp.	21,625	713,409
Valassis Communications, Inc.* (a)	32,827	854,159

		12,350,422

Metals & Mining 1.7%
Carpenter Technology Corp.	36,472	1,772,904
Commercial Metals Co.	96,677	1,330,275
Compass Minerals International, Inc.	27,422	2,162,225
Reliance Steel & Aluminum Co.	62,146	3,377,014
Royal Gold, Inc.	52,910	4,660,313
Steel Dynamics, Inc.	181,459	2,295,456
Worthington Industries, Inc.	42,938	928,319

		16,526,506

Multiline Retail 0.1%
Saks, Inc.* (a)	84,444	868,084

Multi-Utilities 1.1%
Alliant Energy Corp.	91,607	4,094,833
Black Hills Corp.	36,809	1,316,658
MDU Resources Group, Inc.	155,876	3,387,185
Vectren Corp.	68,031	2,011,677

		10,810,353

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	42,460	1,525,588

Oil, Gas & Consumable Fuels 3.1%
Alpha Natural Resources, Inc.* (a)	180,848	1,549,867
Arch Coal, Inc. (a)	173,827	1,383,663
Bill Barrett Corp.*	39,392	902,471
Cimarex Energy Co.	70,979	4,058,579
Energen Corp.	59,541	2,777,588
Forest Oil Corp.*	96,432	730,955
HollyFrontier Corp.	168,003	6,489,956
Northern Oil and Gas, Inc.* (a)	48,831	740,278
Plains Exploration & Production Co.*	106,485	3,797,255
Quicksilver Resources, Inc.* (a)	100,897	390,472
Rosetta Resources, Inc.*	43,883	2,020,373
SM Energy Co.	53,784	2,900,033

86	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp.	59,536	$2,065,899

		29,807,389

Paper & Forest Products 0.4%
Domtar Corp.	29,589	2,359,723
Louisiana-Pacific Corp.*	114,454	1,807,228

		4,166,951

Pharmaceuticals 0.5%
Endo Health Solutions, Inc.*	96,700	2,771,422
Medicis Pharmaceutical Corp., Class A	49,333	2,141,546

		4,912,968

Professional Services 0.8%
Corporate Executive Board Co. (The)	27,934	1,255,913
FTI Consulting, Inc.*	34,371	892,271
Manpower, Inc.	65,657	2,491,026
Towers Watson & Co., Class A	47,228	2,536,616

		7,175,826

Real Estate Investment Trusts (REITs) 9.5%
Alexandria Real Estate Equities, Inc.	51,819	3,649,612
American Campus Communities, Inc.	84,954	3,849,266
BioMed Realty Trust, Inc.	127,509	2,437,972
BRE Properties, Inc.	63,398	3,065,293
Camden Property Trust	68,996	4,528,208
Corporate Office Properties Trust	65,673	1,638,541
Duke Realty Corp.	222,628	3,223,653
Equity One, Inc.	50,826	1,062,263
Essex Property Trust, Inc.	30,058	4,508,700
Federal Realty Investment Trust	52,920	5,706,364
Highwoods Properties, Inc.	60,490	1,950,803
Home Properties, Inc.	41,191	2,504,001
Hospitality Properties Trust	102,178	2,362,355
Liberty Property Trust	97,030	3,407,694
Macerich Co. (The)	109,881	6,263,217
Mack-Cali Realty Corp.	68,859	1,789,645
National Retail Properties, Inc.	89,313	2,829,436
Omega Healthcare Investors, Inc.	89,718	2,058,131
Potlatch Corp.	33,024	1,270,764
Rayonier, Inc.	101,336	4,966,477
Realty Income Corp.	110,151	4,325,630
Regency Centers Corp.	74,243	3,565,149
Senior Housing Properties Trust	145,678	3,202,002
SL Green Realty Corp.	74,407	5,602,847
Taubman Centers, Inc.	48,117	3,779,590
UDR, Inc.	206,528	5,012,435
Weingarten Realty Investors	92,074	2,485,998

		91,046,046

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.*	35,395	1,023,977

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development (continued)
Jones Lang LaSalle, Inc.	36,356	$2,826,316

		3,850,293

Road & Rail 1.9%
Con-way, Inc.	46,559	1,355,333
Genesee & Wyoming, Inc., Class A*	35,781	2,593,049
J.B. Hunt Transport Services, Inc.	74,716	4,385,829
Kansas City Southern	90,805	7,306,170
Landstar System, Inc.	38,442	1,947,087
Werner Enterprises, Inc.	36,390	842,793

		18,430,261

Semiconductors & Semiconductor Equipment 1.8%
Atmel Corp.*	363,346	1,695,009
Cree, Inc.* (a)	95,721	2,903,218
Cypress Semiconductor Corp.*	112,802	1,117,868
Fairchild Semiconductor International, Inc.*	104,219	1,225,615
Integrated Device Technology, Inc.*	120,441	655,199
International Rectifier Corp.*	56,651	877,524
Intersil Corp., Class A	104,349	735,661
MEMC Electronic Materials, Inc.*	190,592	480,292
RF Micro Devices, Inc.*	227,745	1,004,355
Semtech Corp.*	54,590	1,363,112
Silicon Laboratories, Inc.*	31,715	1,281,920
Skyworks Solutions, Inc.*	157,529	3,686,179

		17,025,952

Software 4.3%
ACI Worldwide, Inc.*	32,552	1,272,783
Advent Software, Inc.*	26,797	581,495
ANSYS, Inc.*	76,264	5,405,592
Cadence Design Systems, Inc.*	226,925	2,872,871
Compuware Corp.*	178,333	1,544,364
Concur Technologies, Inc.* (a)	37,213	2,464,617
FactSet Research Systems, Inc. (a)	33,768	3,057,692
Fair Isaac Corp.	27,932	1,301,631
Informatica Corp.*	89,590	2,431,473
Mentor Graphics Corp.*	77,868	1,208,511
MICROS Systems, Inc.*	66,262	3,007,632
Parametric Technology Corp.*	97,763	1,972,857
Rovi Corp.*	90,035	1,218,174
SolarWinds, Inc.*	50,229	2,541,085
Solera Holdings, Inc.	57,734	2,702,529
Synopsys, Inc.*	123,097	3,963,723
TIBCO Software, Inc.*	127,088	3,203,889

		40,750,918

Specialty Retail 4.4%
Aaron’s, Inc.	58,184	1,793,813
Advance Auto Parts, Inc.	60,560	4,296,126
Aeropostale, Inc.*	66,540	795,153

2012 Annual Report	87

Statement of Investments (Continued)

October 31, 2012

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
American Eagle Outfitters, Inc.	147,657	$3,081,602
Ann, Inc.*	39,059	1,373,314
Ascena Retail Group, Inc.*	101,661	2,012,888
Barnes & Noble, Inc.* (a)	31,175	524,987
Cabela’s, Inc.*	38,255	1,714,207
Chico’s FAS, Inc.	137,294	2,553,668
Dick’s Sporting Goods, Inc.	80,175	4,008,750
Foot Locker, Inc.	124,797	4,180,700
Guess?, Inc.	50,601	1,253,893
Office Depot, Inc.*	232,413	576,384
Rent-A-Center, Inc.	48,646	1,621,371
Signet Jewelers Ltd.	66,766	3,455,808
Tractor Supply Co.	58,509	5,630,906
Williams-Sonoma, Inc.	71,487	3,304,844

		42,178,414

Textiles, Apparel & Luxury Goods 1.9%
Carter’s, Inc.*	41,984	2,269,655
Deckers Outdoor Corp.* (a)	30,580	875,505
Hanesbrands, Inc.*	80,639	2,698,987
PVH Corp.	58,233	6,405,048
Under Armour, Inc., Class A* (a)	63,811	3,334,763
Warnaco Group, Inc. (The)*	33,603	2,371,700

		17,955,658

Thrifts & Mortgage Finance 0.7%
Astoria Financial Corp. (a)	67,420	676,223
New York Community Bancorp, Inc. (a)	362,465	5,023,765
Washington Federal, Inc.	87,508	1,468,384

		7,168,372

Tobacco 0.1%
Universal Corp. (a)	19,551	968,948

Trading Companies & Distributors 1.0%
GATX Corp.	38,896	1,612,628
MSC Industrial Direct Co., Inc., Class A	38,324	2,858,971
United Rentals, Inc.*	76,527	3,111,588
Watsco, Inc.	24,538	1,677,172

		9,260,359

Water Utilities 0.3%
Aqua America, Inc.	115,352	2,928,787

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	83,405	2,074,282

Total Common Stocks (cost $833,004,417)		946,700,130

Mutual Fund 1.2%

	Shares	Market Value

Money Market Fund 1.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (b)	11,772,002	$11,772,002

Total Mutual Fund (cost $11,772,002)		11,772,002

Repurchase Agreements 6.5%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.26%, dated 10/31/12, due 11/01/12, repurchase price $26,993,641, collateralized by U.S. Government Treasury Securities ranging from 1.63% - 13.00%, maturing 01/15/13 - 10/20/42; total market value $27,533,315. (c)	$26,993,446	26,993,446
BNP Paribas Securities Corp., 0.30%, dated 10/31/12, due 11/01/12, repurchase price $20,000,167, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 6.25%, maturing 04/01/13 - 05/15/29; total market value $20,400,034. (c)	20,000,000	20,000,000
Credit Suisse (USA) LLC, 0.28%, dated 10/31/12, due 11/01/12, repurchase price $15,000,117, collateralized by U.S. Government Treasury Securities ranging from 0.00% - 0.00%, maturing 11/01/12 - 12/27/12; total market value $15,300,127. (c)	15,000,000	15,000,000

Total Repurchase Agreements (cost $61,993,446)		61,993,446

Total Investments (cost $906,769,865) (d) — 106.6%		1,020,465,578

Liabilities in excess of other assets — (6.6%)		(62,911,919)

NET ASSETS — 100.0%		$957,553,659

88	Annual Report 2012

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2012. The total value of securities on loan at October 31, 2012 was $60,414,371.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2012 was $61,993,446.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

REIT	Real Estate Investment Trust

At October 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
130	S&P MID 400 E-Mini	12/21/12	$12,715,300	$(235,416)

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	89

Statement of Assets and Liabilities

October 31, 2012

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value * (cost $844,776,419)	$958,472,132
Repurchase agreements, at value and cost	61,993,446

Total Investments	1,020,465,578

Deposits with broker for futures contracts	650,600
Dividends receivable	429,731
Security lending income receivable	54,469
Receivable for capital shares issued	438,566
Receivable for variation margin on futures contracts	66,497
Prepaid expenses	26,019

Total Assets	1,022,131,460

Liabilities:
Payable for capital shares redeemed	2,208,519
Payable upon return of securities loaned (Note 2)	61,993,446
Accrued expenses and other payables:
Investment advisory fees	167,409
Fund administration fees	36,533
Distribution fees	51,711
Administrative servicing fees	37,844
Accounting and transfer agent fees	14,814
Trustee fees	2,827
Custodian fees	5,939
Compliance program costs (Note 3)	618
Professional fees	17,670
Printing fees	3,763
Other	36,708

Total Liabilities	64,577,801

Net Assets	$957,553,659

Represented by:
Capital	$818,043,441
Accumulated undistributed net investment income	4,109,185
Accumulated net realized gains from investment and futures transactions	21,940,736
Net unrealized appreciation/(depreciation) from investments	113,695,713
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(235,416)

Net Assets	$957,553,659

*	Includes value of securities on loan of $60,414,371 (Note 2).

90	Annual Report 2012

Nationwide Mid Cap Market Index Fund
Net Assets:
Class A Shares	$232,877,271
Class B Shares	135,820
Class C Shares	1,530,845
Class R2 Shares	848,708
Institutional Class Shares	722,161,015

Total	$957,553,659

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,802,592
Class B Shares	9,482
Class C Shares	107,853
Class R2 Shares	57,948
Institutional Class Shares	48,531,795

Total	64,509,670

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$14.74
Class B Shares (a)	$14.32
Class C Shares (b)	$14.19
Class R2 Shares	$14.65
Institutional Class Shares	$14.88
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.64

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	91

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$12,845,866
Income from securities lending (Note 2)	568,819
Other income	18,232

Total Income	13,432,917

EXPENSES:
Investment advisory fees	1,937,651
Fund administration fees	312,743
Distribution fees Class A	591,004
Distribution fees Class B	1,909
Distribution fees Class C	15,331
Distribution fees Class R2	1,264
Administrative servicing fees Class A	346,099
Administrative servicing fees Class R2	13
Registration and filing fees	60,960
Professional fees	51,523
Printing fees	14,402
Trustee fees	34,875
Custodian fees	33,777
Accounting and transfer agent fees	108,943
Compliance program costs (Note 3)	2,671
Recoupment fees (Note 3)	94,662
Other	164,417

Total expenses before earnings credit and fees waived	3,772,244

Earnings credit (Note 6)	(402)
Investment advisory fees waived (Note 3)	(35,553)

Net Expenses	3,736,289

NET INVESTMENT INCOME	9,696,628

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	30,867,189
Net realized gains from futures transactions (Note 2)	3,219,659

Net realized gains from investments and futures transactions	34,086,848

Net change in unrealized appreciation/(depreciation) from investments	61,817,146
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,036,618)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	60,780,528

Net realized/unrealized gains from investments and futures transactions	94,867,376

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$104,564,004

The accompanying notes are an integral part of these financial statements.

92	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$9,696,628	$8,359,603
Net realized gains from investments and futures transactions	34,086,848	60,059,705
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	60,780,528	16,320,151

Change in net assets resulting from operations	104,564,004	84,739,459

Distributions to Shareholders From:
Net investment income:
Class A	(598,061)	(2,009,466)
Class B	—	(1,836)
Class C	—	(9,440)
Class R2	(929)	(14)
Institutional Class	(5,811,607)	(8,124,997)
Net realized gains:
Class A	(17,059,312)	(2,128,355)
Class B	(16,083)	(4,213)
Class C	(122,729)	(13,700)
Class R2	(389)	(15)
Institutional Class	(49,275,931)	(7,316,890)

Change in net assets from shareholder distributions	(72,885,041)	(19,608,926)

Change in net assets from capital transactions	22,046,956	(63,770,126)

Change in net assets	53,725,919	1,360,407

Net Assets:
Beginning of year	903,827,740	902,467,333

End of year	$957,553,659	$903,827,740

Accumulated undistributed net investment income at end of year	$4,109,185	$850,012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$34,263,090	$62,128,144
Dividends reinvested	16,742,444	3,969,369
Cost of shares redeemed	(56,956,860)	(42,097,199)

Total Class A Shares	(5,951,326)	24,000,314

Class B Shares
Proceeds from shares issued	40,658	61,392
Dividends reinvested	12,265	4,510
Cost of shares redeemed	(143,705)	(385,907)

Total Class B Shares	(90,782)	(320,005)

Class C Shares
Proceeds from shares issued	287,929	617,127
Dividends reinvested	98,056	17,822
Cost of shares redeemed	(534,277)	(226,553)

Total Class C Shares	(148,292)	408,396

2012 Annual Report	93

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$923,929	$2,412
Dividends reinvested	402	29
Cost of shares redeemed	(100,153)	(2)

Total Class R2 Shares	824,178	2,439

Institutional Class Shares
Proceeds from shares issued	86,867,351	107,082,454
Dividends reinvested	55,087,538	15,441,887
Cost of shares redeemed	(114,541,711)	(210,385,611)

Total Institutional Class Shares	27,413,178	(87,861,270)

Change in net assets from capital transactions	$22,046,956	$(63,770,126)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,409,264	4,156,332
Reinvested	1,326,754	265,927
Redeemed	(3,974,884)	(2,833,627)

Total Class A Shares	(238,866)	1,588,632

Class B Shares
Issued	3,161	4,021
Reinvested	1,000	309
Redeemed	(10,235)	(26,203)

Total Class B Shares	(6,074)	(21,873)

Class C Shares
Issued	21,047	42,366
Reinvested	8,062	1,228
Redeemed	(38,710)	(15,354)

Total Class C Shares	(9,601)	28,240

Class R2 Shares
Issued	64,477	160
Reinvested	32	2
Redeemed	(6,825)	—

Total Class R2 Shares	57,684	162

Institutional Class Shares
Issued	6,133,151	7,443,246
Reinvested	4,306,741	1,024,695
Redeemed	(7,982,958)	(13,538,698)

Total Institutional Class Shares	2,456,934	(5,070,757)

Total change in shares	2,260,077	(3,475,596)

Amounts designated as “–” are zero or round to zero.

The accompanying notes are an integral part of these financial statements.

94	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$14.40	0.11	1.34	1.45	(0.04)	(1.07)	(1.11)	–	$14.74	11.38%		$232,877,271	0.70%	0.75%		0.70%	17.46%
Year Ended October 31, 2011 (d)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%		$231,028,775	0.68%	0.55%		0.70%	23.58%
Year Ended October 31, 2010 (d)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%		$197,128,439	0.67%	0.79%		0.71%	15.52%
Year Ended October 31, 2009 (d)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%		$147,301,010	0.73%	1.01%		0.83%	19.20%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.87%	)	$124,032,623	0.69%	0.71%		0.74%	29.96%

Class B Shares
Year Ended October 31, 2012 (d)	$14.07	0.02	1.30	1.32	–	(1.07)	(1.07)	–	$14.32	10.67%		$135,820	1.30%	0.15%		1.31%	17.46%
Year Ended October 31, 2011 (d)	$13.36	(0.01)	0.93	0.92	(0.07)	(0.14)	(0.21)	–	$14.07	6.85%		$218,927	1.29%	(0.04%	)	1.31%	23.58%
Year Ended October 31, 2010 (d)	$10.63	0.02	2.74	2.76	(0.03)	–	(0.03)	–	$13.36	26.04%		$500,053	1.30%	0.17%		1.35%	15.52%
Year Ended October 31, 2009 (d)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)	(0.55)	–	$10.63	16.73%		$534,484	1.32%	0.51%		1.42%	19.20%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)	(0.65)	–	$9.72	(37.29%	)	$576,888	1.32%	0.08%		1.38%	29.96%

Class C Shares
Year Ended October 31, 2012 (d)	$13.96	0.02	1.28	1.30	–	(1.07)	(1.07)	–	$14.19	10.61%		$1,530,845	1.30%	0.15%		1.30%	17.46%
Year Ended October 31, 2011 (d)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%		$1,639,282	1.29%	(0.07%	)	1.31%	23.58%
Year Ended October 31, 2010 (d)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%		$1,183,758	1.30%	0.15%		1.34%	15.52%
Year Ended October 31, 2009 (d)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%		$886,523	1.32%	0.46%		1.42%	19.20%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)	(0.65)	–	$9.66	(37.31%	)	$852,181	1.32%	0.05%		1.37%	29.96%

Class R2 Shares(e)
Year Ended October 31, 2012 (d)	$14.35	0.10	1.33	1.43	(0.06)	(1.07)	(1.13)	–	$14.65	11.28%		$848,708	0.81%	0.66%		0.81%	17.46%
Year Ended October 31, 2011 (d)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%		$3,789	0.77%	0.45%		0.77%	23.58%
Year Ended October 31, 2010 (d)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%		$1,385	0.80%	0.63%		0.83%	15.52%
Year Ended October 31, 2009 (d)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%		$811	0.91%	0.84%		1.01%	19.20%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.84%	)	$691	0.66%	0.74%		0.69%	29.96%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$14.56	0.17	1.34	1.51	(0.12)	(1.07)	(1.19)	–	$14.88	11.79%		$722,161,015	0.30%	1.15%		0.30%	17.46%
Year Ended October 31, 2011 (d)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%		$670,936,967	0.29%	0.94%		0.31%	23.58%
Year Ended October 31, 2010 (d)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%		$703,653,698	0.30%	1.16%		0.34%	15.52%
Year Ended October 31, 2009 (d)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%		$570,347,258	0.32%	1.39%		0.42%	19.20%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)	(0.77)	–	$9.95	(36.69%	)	$439,027,150	0.32%	1.09%		0.37%	29.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	95

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the S&P 500® Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2012, the Nationwide S&P 500 Index Fund (Institutional Class) returned 14.96% versus 15.21% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of S&P 500 Index Objective Funds (consisting of 146 funds as of October 31, 2012) was 14.52% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

All 10 sectors within the Fund’s benchmark, the S&P 500 Index (the Index), recorded positive returns during the reporting period. The strongest contributing sectors that affected Fund performance were financials, health care and information technology.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

None of the 10 sectors within the Index registered negative performance during the reporting period. The weakest sectors that detracted from Fund performance were materials, utilities and telecommunications services.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held an S&P 500 Index future with an average weight of 0.02% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

96	Annual Report 2012

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	14.53%	(0.19)%	6.35%
	w/SC2	7.93%	(1.37)%	5.73%
Class B	w/o SC1	13.86%	(0.83)%	5.62%
	w/SC3	8.86%	(1.20)%	5.62%
Class C4	w/o SC1	13.80%	(0.84)%	5.62%
	w/SC5	12.80%	(0.84)%	5.62%
Class R2[6,7,8]		14.18%	(0.51)%	6.16%
Institutional Service Class[6]		14.71%	(0.09)%	6.41%
Institutional Class[6]		14.96%	0.17%	6.69%
Service Class[6]		14.60%	(0.23)%	6.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.62%
Class B	1.20%
Class C	1.20%
Class R2	0.95%
Institutional Service Class	0.45%
Institutional Class	0.20%
Service Class	0.60%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	97

Fund Performance (Continued)	Nationwide S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class Shares of the Nationwide S&P 500 Index Fund, the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

98	Annual Report 2012

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide S&P 500 Index Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,017.90	2.99	0.59
	Hypothetical	[b]	1,000.00	1,022.17	3.00	0.59
Class B Shares	Actual		1,000.00	1,015.50	6.13	1.21
	Hypothetical	[b]	1,000.00	1,019.05	6.14	1.21
Class C Shares	Actual		1,000.00	1,015.10	6.08	1.20
	Hypothetical	[b]	1,000.00	1,019.10	6.09	1.20
Class R2 Shares	Actual		1,000.00	1,017.10	4.87	0.96
	Hypothetical	[b]	1,000.00	1,020.31	4.88	0.96
Institutional Service Class	Actual		1,000.00	1,018.60	2.33	0.46
Shares	Hypothetical	[b]	1,000.00	1,022.82	2.34	0.46
Institutional Class Shares	Actual		1,000.00	1,020.50	1.07	0.21
	Hypothetical	[b]	1,000.00	1,024.08	1.07	0.21
Service Class Shares	Actual		1,000.00	1,018.50	3.10	0.61
	Hypothetical	[b]	1,000.00	1,022.07	3.10	0.61

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	99

Portfolio Summary October 31, 2012	Nationwide S&P 500 Index Fund

Asset Allocation †
Common Stocks	99.4%
Repurchase Agreements	0.9%
Mutual Fund	0.6%
Liabilities in excess of other assets	(0.9)%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	9.3%
Pharmaceuticals	6.2%
Computers & Peripherals	5.4%
Insurance	3.9%
Information Technology Services	3.7%
Media	3.5%
Software	3.5%
Diversified Financial Services	3.3%
Diversified Telecommunication Services	2.8%
Commercial Banks	2.8%
Other Industries*	55.6%

100.0%

Top Holdings ††
Apple, Inc.	4.3%
Exxon Mobil Corp.	3.3%
General Electric Co.	1.7%
Chevron Corp.	1.7%
Microsoft Corp.	1.7%
International Business Machines Corp.	1.6%
AT&T, Inc.	1.6%
Johnson & Johnson	1.5%
Procter & Gamble Co. (The)	1.5%
Pfizer, Inc.	1.4%
Other Holdings*	79.7%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

100	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide S&P 500 Index Fund

Common Stocks 99.4%

	Shares	Market Value

Aerospace & Defense 2.3%
Boeing Co. (The)	134,282	$9,458,824
General Dynamics Corp.	65,811	4,480,413
Honeywell International, Inc.	154,909	9,486,627
L-3 Communications Holdings, Inc.	19,024	1,403,971
Lockheed Martin Corp. (a)	53,436	5,005,350
Northrop Grumman Corp.	48,977	3,364,230
Precision Castparts Corp.	28,844	4,992,031
Raytheon Co.	65,889	3,726,682
Rockwell Collins, Inc.	28,204	1,511,170
Textron, Inc.	55,907	1,409,416
United Technologies Corp.	166,478	13,011,921

		57,850,635

Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc.	32,210	1,943,229
Expeditors International of Washington, Inc.	41,887	1,533,483
FedEx Corp.	57,954	5,331,189
United Parcel Service, Inc., Class B	142,659	10,449,772

		19,257,673

Airlines 0.1%
Southwest Airlines Co.	147,462	1,300,615

Auto Components 0.2%
BorgWarner, Inc.*	22,709	1,494,706
Goodyear Tire & Rubber Co. (The)*	48,696	555,621
Johnson Controls, Inc.	135,721	3,494,816

		5,545,143

Automobiles 0.4%
Ford Motor Co.	756,906	8,447,071
Harley-Davidson, Inc.	45,368	2,121,408

		10,568,479

Beverages 2.4%
Beam, Inc.	31,425	1,745,973
Brown-Forman Corp., Class B	30,052	1,925,131
Coca-Cola Co. (The)	768,374	28,568,145
Coca-Cola Enterprises, Inc.	54,938	1,727,251
Constellation Brands, Inc., Class A*	28,963	1,023,552
Dr Pepper Snapple Group, Inc.	41,957	1,797,858
Molson Coors Brewing Co., Class B	30,922	1,333,975
Monster Beverage Corp.*	30,458	1,360,559
PepsiCo, Inc.	308,858	21,385,328

		60,867,772

Biotechnology 1.6%
Alexion Pharmaceuticals, Inc.*	38,313	3,462,729
Amgen, Inc.	152,965	13,238,356
Biogen Idec, Inc.*	46,929	6,486,526
Celgene Corp.*	85,620	6,277,659

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Gilead Sciences, Inc.*	150,146	$10,083,805

		39,549,075

Building Products 0.0%†
Masco Corp.	71,170	1,073,955

Capital Markets 1.9%
Ameriprise Financial, Inc.	41,820	2,441,033
Bank of New York Mellon Corp. (The) (a)	234,510	5,794,742
BlackRock, Inc.	25,393	4,816,544
Charles Schwab Corp. (The)	217,441	2,952,849
E*TRADE Financial Corp.*	51,361	429,378
Federated Investors, Inc., Class B (a)	18,206	423,108
Franklin Resources, Inc.	27,425	3,504,915
Goldman Sachs Group, Inc. (The)	89,437	10,946,194
Invesco Ltd.	88,428	2,150,569
Legg Mason, Inc.	23,852	607,749
Morgan Stanley	274,439	4,769,750
Northern Trust Corp.	43,436	2,075,372
State Street Corp.	95,082	4,237,805
T. Rowe Price Group, Inc.	50,372	3,271,158

		48,421,166

Chemicals 2.4%
Air Products & Chemicals, Inc.	42,012	3,257,190
Airgas, Inc.	13,758	1,224,049
CF Industries Holdings, Inc.	12,443	2,553,179
Dow Chemical Co. (The)	237,770	6,966,661
E.I. du Pont de Nemours & Co.	184,638	8,220,084
Eastman Chemical Co.	30,344	1,797,578
Ecolab, Inc.	52,246	3,636,322
FMC Corp.	27,354	1,463,986
International Flavors & Fragrances, Inc.	16,268	1,051,238
LyondellBasell Industries NV, Class A	67,318	3,594,108
Monsanto Co.	105,767	9,103,366
Mosaic Co. (The)	54,884	2,872,629
PPG Industries, Inc.	30,300	3,547,524
Praxair, Inc.	59,173	6,284,764
Sherwin-Williams Co. (The)	16,931	2,414,022
Sigma-Aldrich Corp.	23,963	1,680,765

		59,667,465

Commercial Banks 2.8%
BB&T Corp.	138,742	4,016,581
Comerica, Inc.	38,639	1,151,829
Fifth Third Bancorp	182,352	2,649,575
First Horizon National Corp.	49,204	458,089
Huntington Bancshares, Inc.	170,095	1,086,907
KeyCorp	186,598	1,571,155
M&T Bank Corp. (a)	23,885	2,486,428

2012 Annual Report	101

Statement of Investments (Continued)

October 31, 2012

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
PNC Financial Services Group, Inc.	105,067	$6,113,849
Regions Financial Corp.	280,460	1,828,599
SunTrust Banks, Inc.	106,859	2,906,565
U.S. Bancorp	376,137	12,491,510
Wells Fargo & Co.	974,928	32,845,324
Zions Bancorporation	36,827	790,676

		70,397,087

Commercial Services & Supplies 0.6%
ADT Corp. (The)*	45,631	1,894,143
Avery Dennison Corp.	19,908	644,621
Cintas Corp.	21,558	901,340
Iron Mountain, Inc.	29,974	1,037,100
Pitney Bowes, Inc. (a)	39,764	571,011
Republic Services, Inc.	59,442	1,685,181
RR Donnelley & Sons Co. (a)	35,910	359,818
Stericycle, Inc.*	16,996	1,610,541
Tyco International Ltd.	91,263	2,452,237
Waste Management, Inc.	86,476	2,831,224

		13,987,216

Communications Equipment 1.8%
Cisco Systems, Inc.	1,050,351	18,003,016
F5 Networks, Inc.*	15,707	1,295,513
Harris Corp.	22,300	1,020,894
JDS Uniphase Corp.*	45,985	445,595
Juniper Networks, Inc.*	104,651	1,734,067
Motorola Solutions, Inc.	56,819	2,936,406
QUALCOMM, Inc.	338,046	19,801,045

		45,236,536

Computers & Peripherals 5.4%
Apple, Inc. (b)	186,039	110,711,809
Dell, Inc.	289,164	2,668,984
EMC Corp.*	416,506	10,171,077
Hewlett-Packard Co.	390,193	5,404,173
NetApp, Inc.*	72,097	1,939,409
SanDisk Corp.*	47,746	1,993,873
Seagate Technology PLC (a)	70,161	1,916,798
Western Digital Corp.	44,163	1,511,699

		136,317,822

Construction & Engineering 0.2%
Fluor Corp.	33,072	1,847,071
Jacobs Engineering Group, Inc.*	25,926	1,000,484
Quanta Services, Inc.*	42,094	1,091,498

		3,939,053

Construction Materials 0.0%†
Vulcan Materials Co.	25,841	1,187,911

Common Stocks (continued)

	Shares	Market Value

Consumer Finance 0.9%
American Express Co.	195,736	$10,955,344
Capital One Financial Corp.	115,302	6,937,721
Discover Financial Services	102,188	4,189,708
SLM Corp.	93,153	1,637,630

		23,720,403

Containers & Packaging 0.1%
Ball Corp.	30,711	1,315,352
Bemis Co., Inc.	20,444	675,674
Owens-Illinois, Inc.*	32,857	640,383
Sealed Air Corp.	34,675	562,429

		3,193,838

Distributors 0.1%
Genuine Parts Co.	30,874	1,932,095

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A*	20,011	401,821
H&R Block, Inc.	54,383	962,579

		1,364,400

Diversified Financial Services 3.3%
Bank of America Corp.	2,138,785	19,933,476
Citigroup, Inc.	581,978	21,760,158
CME Group, Inc.	60,711	3,395,566
IntercontinentalExchange, Inc.*	14,439	1,891,509
JPMorgan Chase & Co.	753,902	31,422,635
Leucadia National Corp.	39,150	888,705
Moody’s Corp.	38,169	1,838,219
NASDAQ OMX Group, Inc. (The)	23,443	558,178
NYSE Euronext	48,789	1,208,016

		82,896,462

Diversified Telecommunication Services 2.8%
AT&T, Inc.	1,144,924	39,602,921
CenturyLink, Inc.	123,566	4,742,463
Frontier Communications Corp. (a)	198,325	936,094
Verizon Communications, Inc.	565,388	25,238,920
Windstream Corp. (a)	117,473	1,120,693

		71,641,091

Electric Utilities 2.1%
American Electric Power Co., Inc.	96,229	4,276,417
Duke Energy Corp.	139,738	9,179,389
Edison International	64,655	3,034,906
Entergy Corp.	35,187	2,553,872
Exelon Corp.	169,394	6,060,917
FirstEnergy Corp.	82,994	3,794,486
NextEra Energy, Inc.	83,897	5,877,824
Northeast Utilities	62,271	2,447,250
Pepco Holdings, Inc. (a)	45,733	908,715
Pinnacle West Capital Corp.	21,793	1,154,375

102	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
PPL Corp.	115,245	$3,408,947
Southern Co. (The)	173,608	8,131,799
Xcel Energy, Inc.	96,751	2,733,216

		53,562,113

Electrical Equipment 0.5%
Cooper Industries PLC	31,725	2,377,471
Emerson Electric Co.	144,341	6,990,435
Rockwell Automation, Inc.	27,956	1,986,553
Roper Industries, Inc.	19,409	2,118,881

		13,473,340

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	32,069	1,928,309
Corning, Inc.	295,507	3,472,207
FLIR Systems, Inc.	29,764	578,315
Jabil Circuit, Inc.	37,098	643,279
Molex, Inc. (a)	27,348	710,228
TE Connectivity Ltd.	84,897	2,731,985

		10,064,323

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	87,230	3,661,043
Cameron International Corp.*	48,872	2,474,878
Diamond Offshore Drilling, Inc. (a)	13,797	955,304
Ensco PLC, Class A	46,047	2,662,438
FMC Technologies, Inc.*	47,305	1,934,775
Halliburton Co.	184,116	5,945,106
Helmerich & Payne, Inc.	21,058	1,006,572
Nabors Industries Ltd.*	57,661	777,847
National Oilwell Varco, Inc.	84,625	6,236,863
Noble Corp.	50,125	1,891,717
Rowan Cos. PLC, Class A*	24,413	774,136
Schlumberger Ltd.	263,361	18,311,490

		46,632,169

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	85,801	8,445,393
CVS Caremark Corp.	252,485	11,715,304
Kroger Co. (The)	108,095	2,726,156
Safeway, Inc. (a)	46,975	766,162
Sysco Corp.	116,410	3,616,859
Walgreen Co.	170,092	5,992,341
Wal-Mart Stores, Inc.	333,558	25,023,521
Whole Foods Market, Inc.	34,081	3,228,493

		61,514,229

Food Products 1.7%
Archer-Daniels-Midland Co.	130,700	3,507,988
Campbell Soup Co. (a)	35,739	1,260,515
ConAgra Foods, Inc.	80,586	2,243,514
Dean Foods Co.*	36,104	607,991

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
General Mills, Inc.	128,653	$5,156,412
H.J. Heinz Co.	63,549	3,654,703
Hershey Co. (The)	30,093	2,071,903
Hormel Foods Corp. (a)	26,661	787,299
J.M. Smucker Co. (The)	21,721	1,860,186
Kellogg Co.	48,983	2,562,791
Kraft Foods Group, Inc.*	117,398	5,339,261
McCormick & Co., Inc., Non-Voting Shares	26,319	1,621,777
Mead Johnson Nutrition Co.	40,436	2,493,284
Mondelez International, Inc., Class A	352,194	9,347,229
Tyson Foods, Inc., Class A	57,777	971,231

		43,486,084

Gas Utilities 0.1%
AGL Resources, Inc.	23,343	953,095
ONEOK, Inc.	40,697	1,924,968

		2,878,063

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	108,600	6,801,618
Becton, Dickinson and Co.	39,715	3,005,631
Boston Scientific Corp.*	283,140	1,455,340
C.R. Bard, Inc.	15,471	1,488,156
CareFusion Corp.*	44,033	1,169,516
Covidien PLC	95,276	5,235,416
DENTSPLY International, Inc.	27,872	1,026,804
Edwards Lifesciences Corp.*	22,962	1,993,790
Intuitive Surgical, Inc.*	7,925	4,297,094
Medtronic, Inc.	202,457	8,418,162
St. Jude Medical, Inc.	62,305	2,383,789
Stryker Corp.	57,381	3,018,241
Varian Medical Systems, Inc.*	22,092	1,474,862
Zimmer Holdings, Inc.	34,514	2,216,144

		43,984,563

Health Care Providers & Services 2.0%
Aetna, Inc.	66,324	2,898,359
AmerisourceBergen Corp.	49,933	1,969,358
Cardinal Health, Inc.	67,810	2,789,025
Cigna Corp.	57,223	2,918,373
Coventry Health Care, Inc.	26,722	1,166,148
DaVita, Inc.*	16,896	1,901,138
Express Scripts Holding Co.*	160,899	9,901,725
Humana, Inc.	31,975	2,374,783
Laboratory Corp of America Holdings*	19,090	1,617,496
McKesson Corp.	46,836	4,370,267
Patterson Cos., Inc.	16,741	559,149
Quest Diagnostics, Inc.	31,502	1,818,295
Tenet Healthcare Corp.*	20,592	485,971

2012 Annual Report	103

Statement of Investments (Continued)

October 31, 2012

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	204,948	$11,477,088
WellPoint, Inc.	64,477	3,951,151

		50,198,326

Health Care Technology 0.1%
Cerner Corp.*	28,952	2,205,853

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	88,785	3,363,176
Chipotle Mexican Grill, Inc.*	6,288	1,600,485
Darden Restaurants, Inc.	25,444	1,338,863
International Game Technology	52,388	672,662
Marriott International, Inc.	49,963	1,822,650
McDonald’s Corp.	200,132	17,371,458
Starbucks Corp.	150,826	6,922,913
Starwood Hotels & Resorts Worldwide, Inc.	39,067	2,025,624
Wyndham Worldwide Corp.	28,098	1,416,139
Wynn Resorts Ltd.	15,758	1,907,664
Yum! Brands, Inc.	90,519	6,346,287

		44,787,921

Household Durables 0.3%
D.R. Horton, Inc.	54,968	1,152,129
Harman International Industries, Inc.	13,328	558,843
Leggett & Platt, Inc. (a)	27,604	732,334
Lennar Corp., Class A (a)	32,100	1,202,787
Newell Rubbermaid, Inc.	56,951	1,175,469
PulteGroup, Inc.*	67,515	1,170,710
Whirlpool Corp.	15,449	1,509,058

		7,501,330

Household Products 2.2%
Clorox Co. (The)	25,720	1,859,556
Colgate-Palmolive Co.	88,458	9,284,552
Kimberly-Clark Corp.	78,368	6,539,809
Procter & Gamble Co. (The)	546,615	37,847,623

		55,531,540

Independent Power Producers & Energy Traders 0.1%
AES Corp.	123,205	1,287,492
NRG Energy, Inc. (a)	45,491	980,786

		2,268,278

Industrial Conglomerates 2.4%
3M Co.	126,224	11,057,222
Danaher Corp.	115,916	5,996,335
General Electric Co.	2,095,516	44,131,567

		61,185,124

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 3.8%
Accenture PLC, Class A	125,937	$8,489,413
Automatic Data Processing, Inc.	96,156	5,556,855
Cognizant Technology Solutions Corp., Class A*	59,253	3,949,212
Computer Sciences Corp.	30,984	943,463
Fidelity National Information Services, Inc.	49,690	1,633,310
Fiserv, Inc.*	27,002	2,023,530
International Business Machines Corp. (b)	213,189	41,471,656
MasterCard, Inc., Class A	21,300	9,817,809
Paychex, Inc.	64,067	2,077,693
SAIC, Inc.	56,546	621,441
Teradata Corp.*	33,457	2,285,448
Total System Services, Inc.	31,808	715,362
Visa, Inc., Class A	103,729	14,393,436
Western Union Co. (The)	119,033	1,511,719

		95,490,347

Insurance 3.9%
ACE Ltd.	67,293	5,292,594
Aflac, Inc.	92,929	4,626,005
Allstate Corp. (The)	96,267	3,848,755
American International Group, Inc.*	231,450	8,084,548
Aon PLC	63,954	3,450,318
Assurant, Inc.	15,907	601,444
Berkshire Hathaway, Inc., Class B*	363,943	31,426,478
Chubb Corp. (The)	52,888	4,071,318
Cincinnati Financial Corp.	29,027	1,156,436
Genworth Financial, Inc., Class A*	99,007	590,082
Hartford Financial Services Group, Inc.	86,957	1,887,836
Lincoln National Corp.	55,253	1,369,722
Loews Corp.	62,017	2,622,079
Marsh & McLennan Cos., Inc.	107,994	3,675,036
MetLife, Inc.	210,809	7,481,611
Principal Financial Group, Inc.	55,053	1,516,160
Progressive Corp. (The)	111,219	2,480,184
Prudential Financial, Inc.	92,479	5,275,927
Torchmark Corp.	18,742	948,158
Travelers Cos., Inc. (The)	76,509	5,427,548
Unum Group	55,653	1,128,643
XL Group PLC (a)	60,931	1,507,433

		98,468,315

Internet & Catalog Retail 1.0%
Amazon.com, Inc.*	71,773	16,710,190
Expedia, Inc.	18,583	1,099,184
Netflix, Inc.* (a)	11,070	875,526
priceline.com, Inc.*	9,888	5,673,438
TripAdvisor, Inc.*	21,743	658,596

		25,016,934

104	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 2.1%
Akamai Technologies, Inc.*	34,930	$1,326,991
eBay, Inc.*	230,171	11,114,958
Google, Inc., Class A*	52,572	35,736,868
VeriSign, Inc.*	30,875	1,144,536
Yahoo!, Inc.*	206,884	3,477,720

		52,801,073

Leisure Equipment & Products 0.1%
Hasbro, Inc. (a)	23,194	834,752
Mattel, Inc.	67,654	2,488,314

		3,323,066

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	69,146	2,488,565
Life Technologies Corp.*	34,586	1,691,601
PerkinElmer, Inc.	22,550	697,471
Thermo Fisher Scientific, Inc.	72,544	4,429,537
Waters Corp.*	17,336	1,418,258

		10,725,432

Machinery 2.0%
Caterpillar, Inc.	129,646	10,995,277
Cummins, Inc.	35,143	3,288,682
Deere & Co.	77,672	6,636,296
Dover Corp.	36,315	2,114,259
Eaton Corp. (a)	66,995	3,163,504
Flowserve Corp.	10,173	1,378,340
Illinois Tool Works, Inc.	85,598	5,249,725
Ingersoll-Rand PLC	56,892	2,675,631
Joy Global, Inc.	20,860	1,302,707
PACCAR, Inc.	70,360	3,049,402
Pall Corp.	23,058	1,451,732
Parker Hannifin Corp.	29,597	2,328,100
Pentair Ltd.	41,645	1,759,085
Snap-on, Inc.	11,598	896,873
Stanley Black & Decker, Inc.	33,485	2,320,511
Xylem, Inc.	37,004	897,717

		49,507,841

Media 3.5%
Cablevision Systems Corp., Class A	42,461	739,671
CBS Corp. Non-Voting Shares, Class B	118,128	3,827,347
Comcast Corp., Class A	531,042	19,919,386
DIRECTV*	124,603	6,368,459
Discovery Communications, Inc., Class A* (a)	49,048	2,894,813
Gannett Co., Inc.	46,062	778,448
Interpublic Group of Cos., Inc. (The)	87,384	882,579
McGraw-Hill Cos., Inc. (The)	55,604	3,073,789
News Corp., Class A	404,047	9,664,804
Omnicom Group, Inc.	52,713	2,525,480

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Scripps Networks Interactive, Inc., Class A	17,149	$1,041,287
Time Warner Cable, Inc.	60,801	6,025,987
Time Warner, Inc.	188,480	8,189,456
Viacom, Inc., Class B	93,954	4,817,022
Walt Disney Co. (The)	356,090	17,473,336
Washington Post Co. (The), Class B (a)	885	295,156

		88,517,020

Metals & Mining 0.8%
Alcoa, Inc.	211,709	1,814,346
Allegheny Technologies, Inc.	21,500	566,525
Cliffs Natural Resources, Inc.	28,141	1,020,674
Freeport-McMoRan Copper & Gold, Inc.	188,383	7,324,331
Newmont Mining Corp.	98,465	5,371,266
Nucor Corp.	62,997	2,528,070
Titanium Metals Corp. (a)	14,586	170,802
United States Steel Corp. (a)	28,646	584,092

		19,380,106

Multiline Retail 0.8%
Big Lots, Inc.*	11,818	344,258
Dollar Tree, Inc.*	45,878	1,829,156
Family Dollar Stores, Inc.	19,249	1,269,664
J.C. Penney Co., Inc. (a)	28,547	685,413
Kohl’s Corp.	42,816	2,281,236
Macy’s, Inc.	79,883	3,041,146
Nordstrom, Inc. (a)	30,315	1,720,983
Target Corp.	129,966	8,285,333

		19,457,189

Multi-Utilities 1.3%
Ameren Corp.	48,146	1,583,040
CenterPoint Energy, Inc.	84,807	1,837,768
CMS Energy Corp. (a)	52,578	1,278,697
Consolidated Edison, Inc.	58,123	3,509,467
Dominion Resources, Inc.	113,783	6,005,467
DTE Energy Co.	34,082	2,116,492
Integrys Energy Group, Inc.	15,409	832,702
NiSource, Inc.	56,533	1,439,895
PG&E Corp.	84,630	3,598,468
Public Service Enterprise Group, Inc.	100,400	3,216,816
SCANA Corp. (a)	26,052	1,278,632
Sempra Energy	44,609	3,111,478
TECO Energy, Inc.	40,400	721,948
Wisconsin Energy Corp.	45,728	1,759,156

		32,290,026

2012 Annual Report	105

Statement of Investments (Continued)

October 31, 2012

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Office Electronics 0.1%
Xerox Corp.	259,419	$1,670,658

Oil, Gas & Consumable Fuels 9.3%
Anadarko Petroleum Corp.	99,164	6,823,475
Apache Corp.	77,638	6,424,544
Cabot Oil & Gas Corp.	41,669	1,957,610
Chesapeake Energy Corp. (a)	103,001	2,086,800
Chevron Corp.	389,408	42,916,656
ConocoPhillips	241,040	13,944,164
CONSOL Energy, Inc.	45,167	1,588,072
Denbury Resources, Inc.*	77,622	1,189,945
Devon Energy Corp.	74,657	4,345,784
EOG Resources, Inc.	53,587	6,242,350
EQT Corp.	29,684	1,799,741
Exxon Mobil Corp.	916,155	83,525,851
Hess Corp.	58,965	3,081,511
Kinder Morgan, Inc.	125,544	4,357,632
Marathon Oil Corp.	139,907	4,205,604
Marathon Petroleum Corp.	67,134	3,687,671
Murphy Oil Corp.	36,623	2,197,380
Newfield Exploration Co.*	26,878	728,931
Noble Energy, Inc.	35,289	3,352,808
Occidental Petroleum Corp.	160,741	12,692,109
Peabody Energy Corp.	53,164	1,483,276
Phillips 66	124,414	5,867,364
Pioneer Natural Resources Co.	24,415	2,579,445
QEP Resources, Inc.	35,341	1,024,889
Range Resources Corp.	32,243	2,107,402
Southwestern Energy Co.*	69,091	2,397,458
Spectra Energy Corp.	129,561	3,740,426
Tesoro Corp.	27,889	1,051,694
Valero Energy Corp.	109,465	3,185,432
Williams Cos., Inc. (The)	124,322	4,350,027
WPX Energy, Inc.*	39,932	676,448

		235,612,499

Paper & Forest Products 0.2%
International Paper Co.	86,786	3,109,542
MeadWestvaco Corp.	34,446	1,022,702

		4,132,244

Personal Products 0.2%
Avon Products, Inc.	85,748	1,328,237
Estee Lauder Cos., Inc. (The), Class A	47,639	2,935,515

		4,263,752

Pharmaceuticals 6.3%
Abbott Laboratories	311,449	20,406,138
Allergan, Inc.	61,031	5,487,908
Bristol-Myers Squibb Co.	333,214	11,079,366
Eli Lilly & Co.	202,658	9,855,259
Forest Laboratories, Inc.*	46,400	1,564,144

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Hospira, Inc.*	32,517	$997,947
Johnson & Johnson	547,164	38,750,154
Merck & Co., Inc.	604,436	27,580,415
Mylan, Inc.*	80,542	2,040,934
Perrigo Co.	17,443	2,006,119
Pfizer, Inc.	1,482,397	36,867,213
Watson Pharmaceuticals, Inc.*	25,329	2,177,028

		158,812,625

Professional Services 0.1%
Dun & Bradstreet Corp. (The)	8,802	713,314
Equifax, Inc.	23,843	1,193,104
Robert Half International, Inc.	27,833	748,429

		2,654,847

Real Estate Investment Trusts (REITs) 2.1%
American Tower Corp.	78,420	5,904,242
Apartment Investment & Management Co., Class A	28,875	770,674
AvalonBay Communities, Inc.	19,231	2,606,954
Boston Properties, Inc.	29,918	3,180,283
Equity Residential	59,736	3,429,444
HCP, Inc.	85,238	3,776,043
Health Care REIT, Inc.	50,516	3,002,166
Host Hotels & Resorts, Inc.	143,390	2,073,419
Kimco Realty Corp.	80,752	1,576,279
Plum Creek Timber Co., Inc.	32,050	1,406,995
Prologis, Inc.	91,420	3,134,792
Public Storage	28,600	3,964,818
Simon Property Group, Inc.	60,199	9,162,890
Ventas, Inc.	58,621	3,708,951
Vornado Realty Trust	33,557	2,691,607
Weyerhaeuser Co.	106,716	2,954,966

		53,344,523

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	59,923	1,079,812

Road & Rail 0.8%
CSX Corp.	206,387	4,224,742
Norfolk Southern Corp.	63,411	3,890,265
Ryder System, Inc.	10,291	464,330
Union Pacific Corp.	93,991	11,563,712

		20,143,049

Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.* (a)	119,287	244,538
Altera Corp.	63,219	1,926,915
Analog Devices, Inc.	59,315	2,319,810
Applied Materials, Inc.	245,588	2,603,233
Broadcom Corp., Class A*	102,058	3,218,399
First Solar, Inc.* (a)	11,670	283,698
Intel Corp.	992,893	21,471,311

106	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp.	33,207	$1,544,790
Lam Research Corp.*	36,346	1,286,648
Linear Technology Corp.	45,934	1,435,897
LSI Corp.*	110,385	756,137
Microchip Technology, Inc.	38,433	1,204,875
Micron Technology, Inc.*	201,902	1,095,318
NVIDIA Corp.*	122,923	1,471,388
Teradyne, Inc.*	36,616	535,326
Texas Instruments, Inc.	225,792	6,342,497
Xilinx, Inc.	52,288	1,712,955

		49,453,735

Software 3.5%
Adobe Systems, Inc.*	97,808	3,325,472
Autodesk, Inc.*	44,738	1,424,458
BMC Software, Inc.*	29,114	1,184,940
CA, Inc.	67,950	1,530,234
Citrix Systems, Inc.*	37,102	2,293,275
Electronic Arts, Inc.*	63,195	780,458
Intuit, Inc.	54,784	3,255,265
Microsoft Corp.	1,497,398	42,728,252
Oracle Corp.	755,811	23,467,931
Red Hat, Inc.*	38,304	1,883,408
Salesforce.com, Inc.*	25,379	3,704,826
Symantec Corp.*	139,504	2,537,578

		88,116,097

Specialty Retail 2.2%
Abercrombie & Fitch Co., Class A (a)	16,371	500,625
AutoNation, Inc.* (a)	7,540	334,776
AutoZone, Inc.*	7,429	2,785,875
Bed Bath & Beyond, Inc.*	46,070	2,657,318
Best Buy Co., Inc.	52,780	802,784
CarMax, Inc.*	45,352	1,530,630
GameStop Corp., Class A (a)	24,795	566,070
Gap, Inc. (The)	59,175	2,113,731
Home Depot, Inc. (The)	299,168	18,362,932
Limited Brands, Inc.	47,346	2,267,400
Lowe’s Cos., Inc.	226,356	7,329,407
O’Reilly Automotive, Inc.*	23,592	2,021,362
PetSmart, Inc.	21,458	1,424,597
Ross Stores, Inc.	44,503	2,712,458
Staples, Inc. (a)	134,863	1,552,947
Tiffany & Co.	23,624	1,493,509
TJX Cos., Inc.	146,082	6,081,394
Urban Outfitters, Inc.*	21,854	781,499

		55,319,314

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	56,637	3,174,504
Fossil, Inc.*	10,864	946,254
NIKE, Inc., Class B	72,960	6,667,085

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	12,120	$1,862,723
VF Corp.	17,447	2,730,106

		15,380,672

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	94,322	800,322
People’s United Financial, Inc. (a)	70,171	844,157

		1,644,479

Tobacco 1.9%
Altria Group, Inc.	403,432	12,829,138
Lorillard, Inc.	25,920	3,006,979
Philip Morris International, Inc.	334,549	29,627,659
Reynolds American, Inc.	64,948	2,704,435

		48,168,211

Trading Companies & Distributors 0.2%
Fastenal Co.	53,484	2,390,735
W.W. Grainger, Inc.	11,858	2,388,320

		4,779,055

Wireless Telecommunication Services 0.3%
Crown Castle International Corp.* (a)	58,153	3,881,713
MetroPCS Communications, Inc.*	62,726	640,432
Sprint Nextel Corp.*	595,413	3,298,588

		7,820,733

Total Common Stocks (cost $2,082,972,994)		2,506,562,802

Mutual Fund 0.6%
Money Market Fund 0.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (c)	14,216,349	14,216,349

Total Mutual Fund (cost $14,216,349)		14,216,349

2012 Annual Report	107

Statement of Investments (Continued)

October 31, 2012

Nationwide S&P 500 Index Fund (Continued)

Repurchase Agreements 0.9%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.26%, dated 10/31/12, due 11/01/12, repurchase price $8,980,524, collateralized by U.S. Government Treasury Securities ranging from 1.63% - 13.00%, maturing 01/15/13 - 10/20/42; total market value $9,160,068. (d)	$8,980,459	$8,980,459
BNP Paribas Securities Corp., 0.30%, dated 10/31/12, due 11/01/12, repurchase price $10,000,083, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 6.25%, maturing 04/01/13 - 05/15/29; total market value $10,200,017. (d)	10,000,000	10,000,000
Credit Suisse (USA) LLC, 0.28%, dated 10/31/12, due 11/01/12, repurchase price $4,000,031, collateralized by U.S. Government Treasury Securities ranging from 0.00% - 0.00%, maturing 11/01/12 - 12/27/12; total market value $4,080,034. (d)	4,000,000	4,000,000

Total Repurchase Agreements (cost $22,980,459)		22,980,459

Total Investments (cost $2,120,169,802) (e) — 100.9%		2,543,759,610

Liabilities in excess of other assets — (0.9%)		(22,509,088)

NET ASSETS — 100.0%		$2,521,250,522

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2012. The total value of securities on loan at October 31, 2012 was $22,583,167.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of October 31, 2012.
(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2012 was $22,980,459.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
228	E-Mini S&P 500	12/21/12	$16,037,520	$(327,138)

The accompanying notes are an integral part of these financial statements.

108	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide S&P 500 Index Fund
Assets:
Investments, at value* (cost $2,097,189,343)	$2,520,779,151
Repurchase agreements, at value and cost	22,980,459

Total Investments	2,543,759,610

Cash	3,815
Dividends receivable	2,969,117
Security lending income receivable	16,742
Receivable for capital shares issued	1,316,446
Reclaims receivable	1,832
Prepaid expenses	42,249

Total Assets	2,548,109,811

Liabilities:
Payable for capital shares redeemed	3,010,781
Payable for variation margin on futures contracts	7,831
Payable upon return of securities loaned (Note 2)	22,980,459
Accrued expenses and other payables:
Investment advisory fees	253,765
Fund administration fees	81,963
Distribution fees	75,898
Administrative servicing fees	115,603
Accounting and transfer agent fees	11,263
Trustee fees	7,489
Custodian fees	15,777
Compliance program costs (Note 3)	1,362
Professional fees	31,810
Printing fees	11,880
Recoupment fees	217,958
Other	35,450

Total Liabilities	26,859,289

Net Assets	$2,521,250,522

Represented by:
Capital	$2,135,522,101
Accumulated undistributed net investment income	7,825,620
Accumulated net realized losses from investment and futures transactions	(45,359,869)
Net unrealized appreciation/(depreciation) from investments	423,589,808
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(327,138)

Net Assets	$2,521,250,522

*	Includes value of securities on loan of $22,583,167 (Note 2).

2012 Annual Report	109

Statement of Assets and Liabilities (Continued)

Nationwide S&P 500 Index Fund
Net Assets:
Class A Shares	$81,276,957
Class B Shares	7,802,495
Class C Shares	5,938,136
Class R2 Shares	1,463,340
Institutional Service Class Shares	93,780,481
Institutional Class Shares	1,968,477,602
Service Class Shares	362,511,511

Total	$2,521,250,522

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,931,929
Class B Shares	669,263
Class C Shares	512,639
Class R2 Shares	125,186
Institutional Service Class Shares	7,965,322
Institutional Class Shares	166,972,721
Service Class Shares	30,906,378

Total	214,083,438

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.73
Class B Shares (a)	$11.66
Class C Shares (b)	$11.58
Class R2 Shares	$11.69
Institutional Service Class Shares	$11.77
Institutional Class Shares	$11.79
Service Class Shares	$11.73
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.45

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

110	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$54,610,242
Income from securities lending (Note 2)	212,470
Other income	48,360
Foreign tax withholding	(1,374)

Total Income	54,869,698

EXPENSES:
Investment advisory fees	2,985,115
Fund administration fees	745,366
Distribution fees Class A	195,935
Distribution fees Class B	87,476
Distribution fees Class C	36,146
Distribution fees Class R2	5,614
Distribution fees Service Class	541,750
Administrative servicing fees Class A	91,420
Administrative servicing fees Class R2	2,443
Administrative servicing fees Institutional Service Class	221,594
Administrative servicing fees Service	903,301
Registration and filing fees	80,552
Professional fees	134,134
Printing fees	23,676
Trustee fees	96,639
Custodian fees	92,802
Accounting and transfer agent fees	61,799
Compliance program costs (Note 3)	7,405
Recoupment fees (Note 3)	859,683
Other	114,501

Total expenses before earnings credit and fees waived	7,287,351

Earnings credit (Note 6)	(320)
Investment advisory fees waived (Note 3)	(25,776)

Net Expenses	7,261,255

NET INVESTMENT INCOME	47,608,443

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,769,580
Net realized gains from futures transactions (Note 2)	3,454,476

Net realized gains from investments and futures transactions	10,224,056

Net change in unrealized appreciation/(depreciation) from investments	283,539,321
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,267,121)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	282,272,200

Net realized/unrealized gains from investments and futures transactions	292,496,256

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$340,104,699

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	111

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$47,608,443	$42,824,950
Net realized gains from investments and futures transactions	10,224,056	4,607,353
Net change in unrealized appreciation from investments and futures contracts	282,272,200	136,618,495

Change in net assets resulting from operations	340,104,699	184,050,798

Distributions to Shareholders From:
Net investment income:
Class A	(1,181,274)	(1,301,807)
Class B	(78,947)	(114,041)
Class C	(34,117)	(41,990)
Class R2	(14,326)	(10,507)
Institutional Service Class	(1,453,952)	(1,565,771)
Institutional Class	(36,655,914)	(40,719,987)
Service Class	(5,154,552)	(6,635,204)
Net realized gains:
Class A	(484,713)	–
Class B	(61,107)	–
Class C	(23,942)	–
Class R2	(5,427)	–
Institutional Service Class	(553,422)	–
Institutional Class	(12,719,031)	–
Service Class	(2,357,071)	–

Change in net assets from shareholder distributions	(60,777,795)	(50,389,307)

Change in net assets from capital transactions	(155,730,334)	(81,384,011)

Change in net assets	123,596,570	52,277,480

Net Assets:
Beginning of year	2,397,653,952	2,345,376,472

End of year	$2,521,250,522	$2,397,653,952

Accumulated undistributed net investment income at end of year	$7,825,620	$5,172,192

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$35,556,149	$28,471,855
Dividends reinvested	1,518,544	1,191,125
Cost of shares redeemed	(37,499,464)	(70,354,968)

Total Class A Shares	(424,771)	(40,691,988)

Class B Shares
Proceeds from shares issued	122,457	111,230
Dividends reinvested	19,291	19,872
Cost of shares redeemed	(2,391,030)	(1,752,164)

Total Class B Shares	(2,249,282)	(1,621,062)

Class C Shares
Proceeds from shares issued	3,020,729	411,923
Dividends reinvested	23,056	14,369
Cost of shares redeemed	(911,426)	(816,931)

Total Class C Shares	2,132,359	(390,639)

112	Annual Report 2012

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$593,795	$211,086
Dividends reinvested	19,754	10,507
Cost of shares redeemed	(41,316)	(162,421)

Total Class R2 Shares	572,233	59,172

Institutional Service Class Shares
Proceeds from shares issued	14,153,695	12,710,438
Dividends reinvested	2,007,374	1,565,771
Cost of shares redeemed	(13,942,033)	(14,373,196)

Total Institutional Service Class Shares	2,219,036	(96,987)

Institutional Class Shares
Proceeds from shares issued	137,006,269	199,711,645
Dividends reinvested	49,230,460	40,605,183
Cost of shares redeemed	(317,439,579)	(228,389,070)

Total Institutional Class Shares	(131,202,850)	11,927,758

Service Class Shares
Proceeds from shares issued	38,750,285	22,260,748
Dividends reinvested	7,510,978	6,634,659
Cost of shares redeemed	(73,038,322)	(79,465,672)

Total Service Class Shares	(26,777,059)	(50,570,265)

Change in net assets from capital transactions	$(155,730,334)	$(81,384,011)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,168,383	2,691,695
Reinvested	143,599	113,878
Redeemed	(3,394,341)	(6,653,819)

Total Class A Shares	(82,359)	(3,848,246)

Class B Shares
Issued	11,822	10,450
Reinvested	1,863	1,910
Redeemed	(210,326)	(164,191)

Total Class B Shares	(196,641)	(151,831)

Class C Shares
Issued	263,289	39,867
Reinvested	2,245	1,391
Redeemed	(82,725)	(77,476)

Total Class C Shares	182,809	(36,218)

Class R2 Shares
Issued	52,788	19,770
Reinvested	1,854	1,007
Redeemed	(3,617)	(15,265)

Total Class R2 Shares	51,025	5,512

2012 Annual Report	113

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	1,265,712	1,210,537
Reinvested	188,440	149,119
Redeemed	(1,245,791)	(1,348,848)

Total Institutional Service Class Shares	208,361	10,808

Institutional Class Shares
Issued	12,150,121	18,914,433
Reinvested	4,610,639	3,860,431
Redeemed	(28,461,881)	(21,518,137)

Total Institutional Class Shares	(11,701,121)	1,256,727

Service Class Shares
Issued	3,419,891	2,115,181
Reinvested	712,438	634,286
Redeemed	(6,560,537)	(7,483,957)

Total Service Shares	(2,428,208)	(4,734,490)

Total change in shares	(13,966,134)	(7,497,738)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

114	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$10.47	0.18	1.32	1.50	(0.17)	(0.07)	(0.24)	–	$11.73	14.53%		$81,276,957	0.57%	1.63%		0.58%	3.71%
Year Ended October 31, 2011 (d)	$9.91	0.15	0.59	0.74	(0.18)	–	(0.18)	–	$10.47	7.46%		$73,439,959	0.62%	1.43%		0.63%	4.12%
Year Ended October 31, 2010 (d)	$8.66	0.15	1.21	1.36	(0.11)	–	(0.11)	–	$9.91	15.78%		$107,697,519	0.63%	1.59%		0.66%	4.48%
Year Ended October 31, 2009 (d)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	–	$8.66	9.32%		$91,782,717	0.52%	1.97%		0.60%	4.24%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	–	$8.09	(36.42%	)	$65,378,521	0.49%	1.71%		0.53%	10.51%

Class B Shares
Year Ended October 31, 2012 (d)	$10.41	0.11	1.31	1.42	(0.10)	(0.07)	(0.17)	–	$11.66	13.86%		$7,802,495	1.21%	1.01%		1.21%	3.71%
Year Ended October 31, 2011 (d)	$9.86	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.41	6.80%		$9,013,153	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (d)	$8.62	0.10	1.20	1.30	(0.06)	–	(0.06)	–	$9.86	15.16%		$10,035,049	1.22%	1.02%		1.25%	4.48%
Year Ended October 31, 2009 (d)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	–	$8.62	8.53%		$9,974,577	1.23%	1.29%		1.31%	4.24%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	–	$8.05	(36.89%	)	$8,760,072	1.23%	0.96%		1.28%	10.51%

Class C Shares
Year Ended October 31, 2012 (d)	$10.35	0.11	1.29	1.40	(0.10)	(0.07)	(0.17)	–	$11.58	13.80%		$5,938,136	1.21%	0.98%		1.21%	3.71%
Year Ended October 31, 2011 (d)	$9.80	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.35	6.85%		$3,412,978	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (d)	$8.57	0.09	1.20	1.29	(0.06)	–	(0.06)	–	$9.80	15.14%		$3,588,539	1.22%	1.00%		1.25%	4.48%
Year Ended October 31, 2009 (d)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	–	$8.57	8.62%		$3,011,534	1.23%	(0.23%	)	1.31%	4.24%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	–	$8.00	(36.95%	)	$2,311,273	1.23%	0.96%		1.28%	10.51%

Class R2 Shares(e)
Year Ended October 31, 2012 (d)	$10.45	0.14	1.31	1.45	(0.14)	(0.07)	(0.21)	–	$11.69	14.18%		$1,463,340	0.92%	1.24%		0.93%	3.71%
Year Ended October 31, 2011 (d)	$9.90	0.11	0.59	0.70	(0.15)	–	(0.15)	–	$10.45	7.06%		$774,839	0.95%	1.07%		0.95%	4.12%
Year Ended October 31, 2010 (d)	$8.65	0.11	1.22	1.33	(0.08)	–	(0.08)	–	$9.90	15.48%		$679,538	0.97%	1.21%		0.99%	4.48%
Year Ended October 31, 2009 (d)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	–	$8.65	8.95%		$388,693	0.90%	1.56%		0.98%	4.24%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	–	$8.08	(36.62%	)	$217,723	0.76%	1.42%		0.80%	10.51%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$10.51	0.20	1.32	1.52	(0.19)	(0.07)	(0.26)	–	$11.77	14.71%		$93,780,481	0.46%	1.74%		0.46%	3.71%
Year Ended October 31, 2011 (d)	$9.96	0.17	0.58	0.75	(0.20)	–	(0.20)	–	$10.51	7.55%		$81,543,635	0.45%	1.57%		0.46%	4.12%
Year Ended October 31, 2010 (d)	$8.69	0.17	1.22	1.39	(0.12)	–	(0.12)	–	$9.96	16.01%		$77,135,518	0.47%	1.76%		0.50%	4.48%
Year Ended October 31, 2009 (d)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	–	$8.69	9.42%		$69,764,415	0.48%	2.57%		0.56%	4.24%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	–	$8.12	(36.43%	)	$61,463,544	0.47%	1.74%		0.51%	10.51%

2012 Annual Report	115

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Institutional Class Shares
Year Ended October 31, 2012 (d)	$10.53	0.23	1.31	1.54	(0.21)	(0.07)	(0.28)	–	$11.79	14.96%		$1,968,477,602	0.21%	2.00%	0.21%	3.71%
Year Ended October 31, 2011 (d)	$9.97	0.19	0.60	0.79	(0.23)	–	(0.23)	–	$10.53	7.91%		$1,880,635,492	0.20%	1.82%	0.21%	4.12%
Year Ended October 31, 2010 (d)	$8.70	0.19	1.23	1.42	(0.15)	–	(0.15)	–	$9.97	16.41%		$1,768,870,557	0.22%	2.01%	0.25%	4.48%
Year Ended October 31, 2009 (d)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	–	$8.70	9.55%		$1,482,444,134	0.23%	2.25%	0.31%	4.24%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	–	$8.13	(36.25%	)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%

Service Class Shares
Year Ended October 31, 2012 (d)	$10.46	0.18	1.32	1.50	(0.16)	(0.07)	(0.23)	–	$11.73	14.60%		$362,511,511	0.61%	1.60%	0.61%	3.71%
Year Ended October 31, 2011 (d)	$9.91	0.15	0.58	0.73	(0.18)	–	(0.18)	–	$10.46	7.42%		$348,833,896	0.60%	1.42%	0.61%	4.12%
Year Ended October 31, 2010 (d)	$8.66	0.15	1.22	1.37	(0.12)	–	(0.12)	–	$9.91	15.89%		$377,369,752	0.62%	1.63%	0.65%	4.48%
Year Ended October 31, 2009 (d)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	–	$8.66	9.27%		$381,086,600	0.63%	1.92%	0.72%	4.24%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	–	$8.08	(36.60%	)	$378,392,267	0.64%	1.53%	0.68%	10.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

116	Annual Report 2012

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2012, the Nationwide Small Cap Index Fund (Institutional Class) returned 11.85% versus 12.08% for its benchmark, the Russell 2000 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 707 funds as of October 31, 2012) was 10.44% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Nine of the 10 sectors within the Fund’s benchmark, the Russell 2000 Index (the Index), recorded positive returns during the reporting period. The strongest contributing sectors that affected Fund performance were financials, health care and consumer discretionary.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

One of the 10 sectors within the Index, the energy sector, registered negative performance during the reporting period. The telecommunications services and consumer staples sectors were the weakest contributing sectors during the period.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held a Russell 2000 Index future with an average weight of 0.02% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

2012 Annual Report	117

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	11.45%	0.68%	8.92%
	w/SC2	5.03%	(0.33)%	8.28%
Class B3	w/o SC1	10.82%	0.09%	8.25%
	w/SC4	5.82%	(0.28)%	8.25%
Class C5	w/o SC1	10.76%	0.07%	8.26%
	w/SC6	9.76%	0.07%	8.26%
Class R2[7,8,9]		11.29%	0.56%	8.86%
Institutional Class[7]		11.85%	1.07%	9.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]

These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.67%
Class B	1.27%
Class C	1.27%
Class R2	0.92%
Institutional Class	0.27%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

118	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, versus performance of the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 10/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000® Index is an unmanaged index of approximately 2000 Small-Capitalization U.S. Companies that gives a broad look at how the stock prices of those Companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in price of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	119

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Small Cap Index Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a]
Class A Shares	Actual		1,000.00	1,007.70	3.43	0.68
	Hypothetical	[b]	1,000.00	1,021.72	3.46	0.68
Class B Shares	Actual		1,000.00	1,005.60	6.45	1.28
	Hypothetical	[b]	1,000.00	1,018.70	6.50	1.28
Class C Shares	Actual		1,000.00	1,004.40	6.45	1.28
	Hypothetical	[b]	1,000.00	1,018.70	6.50	1.28
Class R2 Shares	Actual		1,000.00	1,007.40	3.89	0.77
	Hypothetical	[b]	1,000.00	1,021.27	3.91	0.77
Institutional Class Shares	Actual		1,000.00	1,009.60	1.41	0.28
	Hypothetical	[b]	1,000.00	1,023.73	1.42	0.28

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

120	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Small Cap Index Fund

Asset Allocation †
Common Stocks	98.2%
Repurchase Agreements	12.2%
Mutual Funds	1.7%
Warrant††	0.0%
Liabilities in excess of other assets†††	(12.1)%

100.0%

Top Industries ††††
Real Estate Investment Trusts (REITs)	7.0%
Commercial Banks	5.8%
Oil, Gas & Consumable Fuels	3.6%
Software	3.5%
Biotechnology	3.2%
Specialty Retail	3.2%
Semiconductors & Semiconductor Equipment	3.0%
Machinery	2.8%
Health Care Equipment & Supplies	2.8%
Hotels, Restaurants & Leisure	2.7%
Other Industries*	62.4%

100.0%

Top Holdings ††††
Fidelity Institutional Money Market Fund — Institutional Class	1.5%
Ocwen Financial Corp.	0.3%
Two Harbors Investment Corp.	0.3%
Pharmacyclics, Inc.	0.3%
Genesee & Wyoming, Inc., Class A	0.2%
Starwood Property Trust, Inc.	0.2%
Warnaco Group, Inc. (The)	0.2%
WEX, Inc.	0.2%
CommVault Systems, Inc.	0.2%
Dril-Quip, Inc.	0.2%
Other Holdings*	96.4%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Please refer to Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	121

Statement of Investments

October 31, 2012

Nationwide Small Cap Index Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 1.7%
AAR Corp.	18,072	$272,706
Aerovironment, Inc.*	7,770	170,862
American Science & Engineering, Inc.	3,776	240,078
API Technologies Corp.* (a)	14,392	37,995
Astronics Corp., Class B*	708	16,168
Astronics Corp.*	4,717	109,482
Ceradyne, Inc.	10,672	373,093
CPI Aerostructures, Inc.*	2,507	27,602
Cubic Corp.	7,072	345,114
Curtiss-Wright Corp.	20,914	645,615
DigitalGlobe, Inc.* (a)	16,072	416,908
Esterline Technologies Corp.*	13,680	790,567
GenCorp, Inc.*	26,793	236,314
GeoEye, Inc.*	6,786	212,877
HEICO Corp.	23,512	908,269
Hexcel Corp.*	44,381	1,134,378
KEYW Holding Corp. (The)* (a)	10,554	128,126
Kratos Defense & Security Solutions, Inc.*	17,908	98,673
LMI Aerospace, Inc.*	4,039	81,103
Moog, Inc., Class A*	20,160	746,122
National Presto Industries, Inc. (a)	2,169	161,265
Orbital Sciences Corp.*	26,451	354,443
SIFCO Industries, Inc.	1,103	18,475
Sypris Solutions, Inc.	4,762	30,001
Taser International, Inc.* (a)	24,561	191,821
Teledyne Technologies, Inc.*	16,394	1,049,708

		8,797,765

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	24,062	92,639
Atlas Air Worldwide Holdings, Inc.*	11,761	646,737
Echo Global Logistics, Inc.* (a)	6,617	111,232
Forward Air Corp.	12,932	431,541
Hub Group, Inc., Class A*	16,487	511,262
Pacer International, Inc.*	15,901	56,926
Park-Ohio Holdings Corp.*	3,888	86,002
XPO Logistics, Inc.* (a)	7,917	108,700

		2,045,039

Airlines 0.7%
Alaska Air Group, Inc.*	31,693	1,211,940
Allegiant Travel Co.*	6,661	484,521
Hawaiian Holdings, Inc.*	22,922	135,928
JetBlue Airways Corp.*	104,121	550,800
Republic Airways Holdings, Inc.*	21,967	102,586
SkyWest, Inc.	22,870	250,427
Spirit Airlines, Inc.*	18,447	323,745
US Airways Group, Inc.*	72,491	882,940

		3,942,887

Common Stocks (continued)

	Shares	Market Value

Auto Components 0.8%
American Axle & Manufacturing Holdings, Inc.*	29,935	$325,393
Cooper Tire & Rubber Co.	27,773	559,071
Dana Holding Corp.	65,835	866,389
Dorman Products, Inc.*	10,840	331,162
Drew Industries, Inc.*	8,437	267,200
Exide Technologies*	34,811	106,174
Federal-Mogul Corp.*	8,258	62,265
Fuel Systems Solutions, Inc.*	6,608	107,512
Gentherm, Inc.*	13,257	159,349
Modine Manufacturing Co.*	21,094	143,439
Shiloh Industries, Inc.	2,573	29,281
Spartan Motors, Inc.	15,206	71,468
Standard Motor Products, Inc.	8,739	164,118
Stoneridge, Inc.*	12,710	63,169
Superior Industries International, Inc.	10,347	176,830
Tenneco, Inc.*	27,049	826,347
Tower International, Inc.*	2,592	18,351

		4,277,518

Automobiles 0.0%†
Winnebago Industries, Inc.*	13,020	164,052

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A* (a)	3,464	372,657
Central European Distribution Corp.*	29,592	76,347
Coca-Cola Bottling Co. Consolidated	2,080	142,979
Craft Brew Alliance, Inc.*	4,750	36,005
National Beverage Corp.*	5,066	75,332

		703,320

Biotechnology 3.6%
Achillion Pharmaceuticals, Inc.*	26,225	247,564
Acorda Therapeutics, Inc.*	17,758	425,304
Aegerion Pharmaceuticals, Inc.* (a)	11,027	247,887
Affymax, Inc.*	16,077	366,395
Agenus, Inc.* (a)	10,955	48,969
Alkermes PLC*	54,555	1,010,904
Allos Therapeutics, Inc.* (b)	31,678	0
Alnylam Pharmaceuticals, Inc.*	20,546	332,229
AMAG Pharmaceuticals, Inc.*	9,586	148,391
Amicus Therapeutics, Inc.*	13,533	68,612
Anacor Pharmaceuticals, Inc.*	6,424	36,938
Arena Pharmaceuticals, Inc.* (a)	96,662	764,596
Arqule, Inc.*	26,497	66,507
Array BioPharma, Inc.*	40,257	166,664
Astex Pharmaceuticals, Inc.*	41,637	99,096
AVEO Pharmaceuticals, Inc.* (a)	17,461	133,227
BioCryst Pharmaceuticals, Inc.* (a)	22,090	64,282
Biospecifics Technologies Corp.*	2,211	35,376
Biotime, Inc.* (a)	13,700	52,197
Celldex Therapeutics, Inc.* (a)	26,406	145,497
Cepheid, Inc.*	29,286	887,659

122	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
ChemoCentryx, Inc.* (a)	2,436	$27,502
Clovis Oncology, Inc.* (a)	6,136	132,354
Codexis, Inc.* (a)	11,643	30,272
Coronado Biosciences, Inc.* (a)	7,167	37,985
Cubist Pharmaceuticals, Inc.*	28,195	1,209,565
Curis, Inc.* (a)	35,520	135,331
Cytori Therapeutics, Inc.* (a)	24,267	89,545
Dendreon Corp.* (a)	69,126	262,679
Discovery Laboratories, Inc.*	19,434	46,836
Durata Therapeutics, Inc.* (a)	2,571	20,465
DUSA Pharmaceuticals, Inc.*	10,129	69,485
Dyax Corp.*	44,673	134,019
Dynavax Technologies Corp.* (a)	77,372	320,320
Emergent Biosolutions, Inc.*	11,603	154,204
Enzon Pharmaceuticals, Inc.*	18,890	124,107
Exact Sciences Corp.*	28,478	269,402
Exelixis, Inc.* (a)	81,924	389,139
Genomic Health, Inc.*	7,214	225,437
Geron Corp.*	59,226	78,771
GTx, Inc.*	11,865	47,579
Halozyme Therapeutics, Inc.*	40,302	213,198
Hyperion Therapeutics, Inc.* (a)	1,050	11,645
Idenix Pharmaceuticals, Inc.* (a)	40,298	143,461
ImmunoCellular Therapeutics Ltd.* (a)	20,701	37,055
ImmunoGen, Inc.* (a)	37,334	413,661
Immunomedics, Inc.* (a)	29,712	98,347
Infinity Pharmaceuticals, Inc.*	10,793	241,655
InterMune, Inc.* (a)	29,363	233,436
Ironwood Pharmaceuticals, Inc.* (a)	33,184	385,930
Isis Pharmaceuticals, Inc.* (a)	44,576	385,582
Keryx Biopharmaceuticals, Inc.* (a)	32,059	79,827
Lexicon Pharmaceuticals, Inc.* (a)	91,826	190,080
Ligand Pharmaceuticals, Inc., Class B*	7,824	120,646
MannKind Corp.* (a)	50,625	95,681
Maxygen, Inc.	12,501	30,502
Merrimack Pharmaceuticals, Inc.* (a)	6,789	41,956
Momenta Pharmaceuticals, Inc.*	21,020	266,534
Neurocrine Biosciences, Inc.*	29,754	218,097
NewLink Genetics Corp.* (a)	5,688	78,438
Novavax, Inc.* (a)	52,040	109,284
NPS Pharmaceuticals, Inc.*	38,127	352,293
OncoGenex Pharmaceutical, Inc.* (a)	6,475	80,290
Oncothyreon, Inc.*	25,398	129,022
Opko Health, Inc.* (a)	48,103	205,881
Orexigen Therapeutics, Inc.* (a)	27,133	144,619
Osiris Therapeutics, Inc.* (a)	7,458	78,309
PDL BioPharma, Inc. (a)	62,743	467,435
Pharmacyclics, Inc.*	24,244	1,480,581
Progenics Pharmaceuticals, Inc.*	13,582	38,709
Raptor Pharmaceutical Corp.* (a)	21,923	101,942
Repligen Corp.*	13,795	70,355
Rigel Pharmaceuticals, Inc.*	37,484	333,982
Sangamo BioSciences, Inc.* (a)	23,553	130,955

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Seattle Genetics, Inc.* (a)	42,403	$1,066,859
SIGA Technologies, Inc.*	15,735	45,632
Spectrum Pharmaceuticals, Inc.* (a)	26,730	298,307
Sunesis Pharmaceuticals, Inc.*	11,640	50,168
Synageva BioPharma Corp.*	4,675	197,659
Synergy Pharmaceuticals, Inc.* (a)	18,428	72,975
Synta Pharmaceuticals Corp.* (a)	16,685	131,311
Targacept, Inc.*	12,326	50,290
TESARO, Inc.*	1,890	30,731
Theravance, Inc.* (a)	26,996	607,680
Threshold Pharmaceuticals, Inc.*	20,240	83,186
Trius Therapeutics, Inc.*	11,117	60,921
Vanda Pharmaceuticals, Inc.*	12,722	43,128
Verastem, Inc.* (a)	2,782	22,089
Vical, Inc.*	34,206	116,642
XOMA Corp.* (a)	34,354	94,130
ZIOPHARM Oncology, Inc.* (a)	29,698	139,878

		19,274,265

Building Products 0.9%
A.O. Smith Corp.	17,354	1,054,603
AAON, Inc. (a)	8,303	174,197
Ameresco, Inc., Class A*	9,019	99,750
American Woodmark Corp.*	4,338	99,774
Apogee Enterprises, Inc. (a)	12,712	258,943
Builders FirstSource, Inc.* (a)	20,179	111,186
Gibraltar Industries, Inc.*	13,752	171,350
Griffon Corp.	20,443	207,496
Insteel Industries, Inc.	7,917	91,837
NCI Building Systems, Inc.*	8,148	91,339
Nortek, Inc.*	3,470	206,500
Patrick Industries, Inc.*	1,804	31,877
PGT, Inc.*	8,700	37,584
Quanex Building Products Corp.	16,126	318,811
Simpson Manufacturing Co., Inc.	17,785	541,731
Trex Co., Inc.*	6,588	230,185
Universal Forest Products, Inc.	8,765	337,453
USG Corp.* (a)	33,076	883,460

		4,948,076

Capital Markets 2.4%
Apollo Investment Corp.	90,401	718,688
Arlington Asset Investment Corp., Class A	4,871	108,380
Artio Global Investors, Inc.	14,101	33,560
BGC Partners, Inc., Class A	44,282	207,240
BlackRock Kelso Capital Corp. (a)	31,255	312,863
Calamos Asset Management, Inc., Class A	8,586	92,729
Capital Southwest Corp. (a)	1,334	143,739
CIFC Corp.*	2,957	19,960
Cohen & Steers, Inc. (a)	8,303	232,401
Cowen Group, Inc., Class A*	39,236	99,659
Diamond Hill Investment Group, Inc.	1,208	92,992
Duff & Phelps Corp., Class A	14,068	174,865

2012 Annual Report	123

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Epoch Holding Corp.	7,178	$157,342
Evercore Partners, Inc., Class A	12,845	358,376
FBR & Co.*	16,854	50,225
Fidus Investment Corp.	5,124	86,083
Fifth Street Finance Corp. (a)	40,286	439,520
Financial Engines, Inc.* (a)	20,637	495,494
FXCM, Inc., Class A (a)	10,222	91,998
GAMCO Investors, Inc., Class A	2,902	142,198
GFI Group, Inc.	31,173	98,507
Gladstone Capital Corp.	9,480	84,372
Gladstone Investment Corp.	10,439	77,249
Golub Capital BDC, Inc.	6,659	104,080
Greenhill & Co., Inc. (a)	12,977	619,262
GSV Capital Corp.*	8,685	67,656
Harris & Harris Group, Inc.* (a)	13,905	47,694
Hercules Technology Growth Capital, Inc.	23,157	250,096
HFF, Inc., Class A*	14,697	204,729
Horizon Technology Finance Corp.	3,240	52,844
ICG Group, Inc.*	16,842	176,504
INTL. FCStone, Inc.* (a)	6,199	114,868
Investment Technology Group, Inc.*	17,476	147,497
JMP Group, Inc.	7,194	39,855
KBW, Inc. (a)	15,598	253,468
KCAP Financial, Inc. (a)	9,818	89,049
Knight Capital Group, Inc., Class A* (a)	80,824	212,567
Ladenburg Thalmann Financial Services, Inc.* (a)	47,067	61,187
Main Street Capital Corp. (a)	12,504	375,495
Manning & Napier, Inc.	6,083	79,140
MCG Capital Corp. (a)	34,388	160,248
Medallion Financial Corp.	8,095	101,269
Medley Capital Corp.	10,264	147,802
MVC Capital, Inc.	10,683	132,042
New Mountain Finance Corp.	7,104	106,489
NGP Capital Resources Co.	9,755	71,504
Oppenheimer Holdings, Inc., Class A	4,617	75,165
PennantPark Investment Corp.	28,579	314,369
Piper Jaffray Cos.*	6,819	183,090
Prospect Capital Corp. (a)	66,354	785,631
Pzena Investment Management, Inc., Class A	4,425	24,957
Safeguard Scientifics, Inc.*	9,336	147,976
Solar Capital Ltd.	17,064	389,059
Solar Senior Capital Ltd.	4,256	74,735
Stifel Financial Corp.*	24,009	761,085
SWS Group, Inc.*	13,106	74,573
TCP Capital Corp. (a)	2,575	39,475
THL Credit, Inc.	6,407	91,428
TICC Capital Corp.	18,001	186,850
Triangle Capital Corp. (a)	12,270	319,388
Virtus Investment Partners, Inc.*	2,728	261,888
Walter Investment Management Corp.*	15,879	767,432

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Westwood Holdings Group, Inc.	2,992	$116,149
WisdomTree Investments, Inc.*	26,290	168,519

		12,715,554

Chemicals 2.1%
A. Schulman, Inc.	12,993	333,400
ADA-ES, Inc.* (a)	4,046	78,856
American Vanguard Corp.	12,404	443,195
Arabian American Development Co.*	9,007	76,920
Balchem Corp.	13,022	453,556
Calgon Carbon Corp.*	25,546	316,515
Chase Corp. (a)	2,747	50,627
Chemtura Corp.*	43,927	699,757
Ferro Corp.*	38,925	102,373
Flotek Industries, Inc.*	22,283	247,564
FutureFuel Corp.	8,640	101,866
Georgia Gulf Corp.	15,266	540,264
GSE Holding, Inc.*	3,637	28,950
H.B. Fuller Co.	22,254	676,522
Hawkins, Inc. (a)	4,099	160,271
Innophos Holdings, Inc.	9,707	462,539
Innospec, Inc.*	10,228	331,183
KMG Chemicals, Inc.	3,496	59,712
Koppers Holdings, Inc.	9,313	332,474
Kraton Performance Polymers, Inc.*	14,472	315,779
Landec Corp.*	11,572	125,209
LSB Industries, Inc.*	8,320	335,046
Minerals Technologies, Inc.	7,906	566,544
Olin Corp.	35,753	741,517
OM Group, Inc.*	14,083	284,899
OMNOVA Solutions, Inc.*	20,744	162,633
PolyOne Corp.	39,913	755,553
Quaker Chemical Corp.	5,819	308,349
Sensient Technologies Corp.	22,218	808,291
Spartech Corp.*	13,814	118,248
Stepan Co.	3,732	357,526
TPC Group, Inc.*	5,791	260,479
Tredegar Corp.	10,832	183,819
Zep, Inc.	9,956	142,669
Zoltek Cos., Inc.* (a)	12,498	85,611

		11,048,716

Commercial Banks 6.5%
1st Source Corp.	6,659	147,896
1st United Bancorp, Inc.*	13,519	81,249
Access National Corp.	3,324	43,844
Alliance Financial Corp.	2,168	98,167
American National Bankshares, Inc. (a)	3,509	73,654
Ameris Bancorp*	10,636	113,486
Ames National Corp.	3,717	73,522
Arrow Financial Corp. (a)	4,673	114,021
Bancfirst Corp.	2,931	128,847

124	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Banco Latinoamericano de Comercio Exterior SA, Class E	12,728	$286,380
Bancorp, Inc. (The)*	13,173	149,777
BancorpSouth, Inc.	42,190	596,989
Bank of Kentucky Financial Corp. (The)	2,649	66,596
Bank of Marin Bancorp	2,425	90,525
Bank of the Ozarks, Inc.	13,045	427,093
Banner Corp.	8,424	244,212
Bar Harbor Bankshares	1,716	60,849
BBCN Bancorp, Inc.	34,742	414,472
Berkshire Bancorp, Inc.*	1,878	15,625
Boston Private Financial Holdings, Inc.	35,172	324,286
Bridge Bancorp, Inc.	3,868	77,360
Bridge Capital Holdings*	4,179	62,476
Bryn Mawr Bank Corp.	5,175	117,162
BSB Bancorp, Inc./MA*	3,666	47,255
C&F Financial Corp. (a)	1,440	56,520
Camden National Corp.	3,462	120,824
Capital City Bank Group, Inc.*	5,265	53,440
Cardinal Financial Corp.	13,167	210,277
Cascade Bancorp*	2,677	13,331
Cathay General Bancorp	35,095	620,831
Center Bancorp, Inc.	5,423	61,768
Centerstate Banks, Inc.	13,669	118,510
Central Pacific Financial Corp.*	9,712	139,561
Century Bancorp, Inc., Class A	1,611	52,696
Chemical Financial Corp.	12,409	291,860
Citizens & Northern Corp.	5,526	102,618
Citizens Republic Bancorp, Inc.*	17,729	321,604
City Holding Co. (a)	6,658	233,829
CNB Financial Corp.	5,639	96,878
CoBiz Financial, Inc.	15,869	113,146
Columbia Banking System, Inc.	17,861	316,318
Community Bank System, Inc.	17,573	484,839
Community Trust Bancorp, Inc.	6,322	214,442
Crescent Financial Bancshares, Inc.* (a)	1,252	5,421
CVB Financial Corp.	39,300	425,226
Eagle Bancorp, Inc.*	7,768	162,040
Enterprise Bancorp, Inc. (a)	2,690	45,918
Enterprise Financial Services Corp.	7,994	111,916
Farmers National Banc Corp. (a)	8,321	51,507
Fidelity Southern Corp.* (a)	4,315	42,244
Financial Institutions, Inc.	6,245	118,905
First Bancorp, Inc.	4,002	65,953
First Bancorp, North Carolina	6,836	71,436
First Bancorp, Puerto Rico*	31,538	133,721
First Busey Corp.	33,667	158,908
First California Financial Group, Inc.*	10,121	68,317
First Commonwealth Financial Corp.	47,353	310,162
First Community Bancshares, Inc.	7,465	111,826
First Connecticut Bancorp, Inc. (a)	8,058	110,314
First Financial Bancorp	26,364	413,915
First Financial Bankshares, Inc. (a)	14,066	509,611

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
First Financial Corp. (a)	5,055	$154,632
First Interstate BancSystem, Inc.	7,331	110,185
First Merchants Corp.	12,885	189,538
First Midwest Bancorp, Inc.	33,156	410,140
First of Long Island Corp. (The)	3,493	104,755
FirstMerit Corp.	49,100	680,526
FNB Corp.	62,442	670,003
FNB United Corp.* (a)	4,490	53,745
German American Bancorp, Inc.	5,707	128,693
Glacier Bancorp, Inc.	31,990	463,855
Great Southern Bancorp, Inc.	4,583	130,020
Guaranty Bancorp*	34,167	62,526
Hancock Holding Co.	33,892	1,070,648
Hanmi Financial Corp.*	14,262	176,991
Heartland Financial USA, Inc.	6,553	188,071
Heritage Commerce Corp.*	9,262	61,037
Heritage Financial Corp.	7,080	97,916
Heritage Oaks Bancorp*	8,967	48,780
Home BancShares, Inc.	9,850	341,204
HomeTrust Bancshares, Inc.* (a)	8,314	113,486
Horizon Bancorp	1,674	48,546
Hudson Valley Holding Corp.	7,009	112,915
IBERIABANK Corp.	13,183	656,382
Independent Bank Corp. (a)	9,745	287,575
International Bancshares Corp.	23,714	430,409
Investors Bancorp, Inc.	19,645	353,414
Lakeland Bancorp, Inc.	12,699	126,101
Lakeland Financial Corp.	7,378	196,919
MainSource Financial Group, Inc.	9,096	113,882
MB Financial, Inc.	24,338	493,088
Mercantile Bank Corp.* (a)	3,862	63,839
Merchants Bancshares, Inc.	2,319	67,900
Metro Bancorp, Inc.*	6,362	82,579
MetroCorp Bancshares, Inc.*	7,109	72,085
Middleburg Financial Corp.	2,379	40,110
MidSouth Bancorp, Inc.	3,772	58,466
MidWestOne Financial Group, Inc.	3,023	61,065
National Bankshares, Inc. (a)	3,176	100,044
National Penn Bancshares, Inc.	55,070	491,775
NBT Bancorp, Inc.	15,006	319,178
Northrim BanCorp, Inc.	2,894	65,202
Old National Bancorp	45,035	552,579
OmniAmerican Bancorp, Inc.*	5,056	115,732
Oriental Financial Group, Inc. (a)	18,238	214,844
Pacific Capital Bancorp*	1,879	86,265
Pacific Continental Corp.	8,211	76,280
Pacific Mercantile Bancorp*	4,763	34,151
PacWest Bancorp	13,656	307,260
Park National Corp. (a)	5,065	337,076
Park Sterling Corp.*	16,732	83,660
Peapack Gladstone Financial Corp.	3,957	61,294
Penns Woods Bancorp, Inc.	1,743	70,644
Peoples Bancorp, Inc.	4,830	102,879

2012 Annual Report	125

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Pinnacle Financial Partners, Inc.*	15,561	$304,218
Preferred Bank, Los Angeles*	5,266	74,830
PrivateBancorp, Inc.	26,777	432,716
Prosperity Bancshares, Inc.	21,169	886,134
Renasant Corp.	11,346	208,880
Republic Bancorp, Inc., Class A	4,514	97,593
S&T Bancorp, Inc.	13,023	228,814
Sandy Spring Bancorp, Inc.	10,881	208,045
SCBT Financial Corp.	6,801	269,864
Seacoast Banking Corp. of Florida* (a)	33,158	53,053
Sierra Bancorp	5,462	61,448
Simmons First National Corp., Class A	7,697	191,578
Southside Bancshares, Inc.	7,821	159,627
Southwest Bancorp, Inc.*	8,865	95,653
State Bank Financial Corp.	14,282	216,658
StellarOne Corp.	10,495	143,991
Sterling Bancorp	13,889	132,640
Sterling Financial Corp.	11,860	252,144
Suffolk Bancorp*	4,419	66,373
Sun Bancorp, Inc.*	18,052	55,781
Susquehanna Bancshares, Inc.	83,892	869,960
SY Bancorp, Inc.	5,528	130,350
Taylor Capital Group, Inc.*	7,343	137,167
Texas Capital Bancshares, Inc.*	17,889	849,191
Tompkins Financial Corp.	4,923	199,283
TowneBank (a)	11,861	184,676
TriCo Bancshares	7,213	121,178
Trustmark Corp.	29,003	680,700
UMB Financial Corp.	14,378	640,252
Umpqua Holdings Corp.	49,872	602,952
Union First Market Bankshares Corp.	9,076	142,493
United Bankshares, Inc. (a)	17,603	419,480
United Community Banks, Inc.*	18,724	162,899
Univest Corp. of Pennsylvania	7,560	127,915
Virginia Commerce Bancorp, Inc.*	12,084	110,689
Washington Banking Co.	6,980	95,417
Washington Trust Bancorp, Inc.	6,498	175,381
Webster Financial Corp.	32,138	707,036
WesBanco, Inc.	10,548	232,056
West Bancorporation, Inc. (a)	7,082	77,265
West Coast Bancorp	8,169	179,881
Westamerica Bancorporation (a)	12,400	547,088
Western Alliance Bancorp*	31,803	326,299
Wilshire Bancorp, Inc.*	27,848	181,290
Wintrust Financial Corp.	16,204	598,738

		34,576,940

Commercial Services & Supplies 2.4%
A.T. Cross Co., Class A*	4,406	41,725
ABM Industries, Inc.	23,814	452,466
ACCO Brands Corp.*	49,891	361,211
Acorn Energy, Inc. (a)	8,042	68,437
American Reprographics Co.*	16,388	62,766

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Asset Acceptance Capital Corp.*	7,160	$45,681
Asta Funding, Inc.	4,629	43,420
Brink’s Co. (The)	20,977	551,905
Casella Waste Systems, Inc., Class A*	15,320	70,166
CECO Environmental Corp.	3,177	28,116
Cenveo, Inc.* (a)	24,490	49,225
CompX International, Inc.	423	5,935
Consolidated Graphics, Inc.*	3,575	105,498
Courier Corp.	4,030	48,562
Deluxe Corp.	22,734	716,348
Encore Capital Group, Inc.*	9,867	286,143
EnergySolutions, Inc.*	35,640	101,930
EnerNOC, Inc.* (a)	11,079	136,493
Ennis, Inc.	11,719	179,301
G&K Services, Inc., Class A	8,458	272,771
Geo Group, Inc. (The)	27,380	758,974
Healthcare Services Group, Inc.	30,014	717,335
Heritage-Crystal Clean, Inc.* (a)	3,451	61,083
Herman Miller, Inc.	25,868	501,581
HNI Corp.	20,259	557,528
InnerWorkings, Inc.* (a)	14,268	205,745
Interface, Inc.	25,768	368,740
Intersections, Inc.	4,136	38,423
Kimball International, Inc., Class B	14,619	174,551
Knoll, Inc.	21,488	309,212
McGrath RentCorp	11,121	292,037
Metalico, Inc.*	18,217	38,802
Mine Safety Appliances Co.	12,277	473,892
Mobile Mini, Inc.*	16,760	291,959
Multi-Color Corp.	6,038	137,183
NL Industries, Inc.	3,007	30,581
Performant Financial Corp.*	3,544	34,979
Portfolio Recovery Associates, Inc.*	7,622	797,642
Quad/Graphics, Inc. (a)	11,242	206,066
Schawk, Inc.	5,306	65,476
Standard Parking Corp.*	7,010	160,179
Steelcase, Inc., Class A	33,635	336,686
Swisher Hygiene, Inc.* (a)	50,411	74,608
Sykes Enterprises, Inc.*	17,136	233,392
Team, Inc.*	8,780	287,808
Tetra Tech, Inc.*	28,205	731,638
TMS International Corp., Class A*	5,755	60,312
TRC Cos., Inc.*	6,970	50,254
UniFirst Corp.	6,444	448,309
United Stationers, Inc.	18,007	522,563
US Ecology, Inc.	8,282	196,532
Viad Corp.	9,028	191,484

		12,983,653

Communications Equipment 1.9%
ADTRAN, Inc. (a)	28,340	478,663
Ambient Corp.* (a)	1,224	4,700
Anaren, Inc.*	6,233	112,381

126	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Arris Group, Inc.*	50,382	$692,249
Aruba Networks, Inc.* (a)	49,882	906,356
Aviat Networks, Inc.*	27,445	62,575
Aware, Inc.	5,148	31,351
Bel Fuse, Inc., Class B	4,747	78,610
Black Box Corp.	7,870	172,510
CalAmp Corp.*	12,903	114,579
Calix, Inc.*	17,667	117,486
Ciena Corp.*	44,203	548,559
Comtech Telecommunications Corp.	8,052	202,669
Digi International, Inc.*	11,654	109,781
Emulex Corp.*	38,813	270,139
Extreme Networks*	42,326	137,983
Finisar Corp.* (a)	40,640	468,173
Globecomm Systems, Inc.*	10,335	112,135
Harmonic, Inc.*	52,750	228,935
Infinera Corp.* (a)	49,258	242,349
InterDigital, Inc. (a)	19,758	752,582
Ixia*	18,929	265,195
KVH Industries, Inc.*	6,536	90,328
Loral Space & Communications, Inc.	4,867	382,838
NETGEAR, Inc.* (a)	16,923	600,936
Numerex Corp., Class A* (a)	4,373	50,202
Oclaro, Inc.* (a)	32,557	64,137
Oplink Communications, Inc.*	8,562	127,231
ParkerVision, Inc.* (a)	34,122	53,230
PC-Tel, Inc.	8,152	53,151
Plantronics, Inc.	18,955	614,900
Procera Networks, Inc.*	8,659	196,126
ShoreTel, Inc.*	21,517	95,320
Sonus Networks, Inc.*	95,445	177,528
Sycamore Networks, Inc.	9,215	53,263
Symmetricom, Inc.*	18,723	115,146
Tellabs, Inc.	162,549	474,643
Telular Corp.	7,445	74,376
TESSCO Technologies, Inc.	2,422	50,378
Ubiquiti Networks, Inc.* (a)	4,714	55,625
ViaSat, Inc.* (a)	16,706	648,861
Westell Technologies, Inc., Class A*	22,407	45,710

		10,133,889

Computers & Peripherals 0.7%
3D Systems Corp.* (a)	20,816	905,496
Avid Technology, Inc.*	13,423	78,793
Cray, Inc.*	16,650	202,630
Datalink Corp.*	6,827	55,572
Electronics for Imaging, Inc.*	20,304	352,477
Imation Corp.*	13,827	63,189
Immersion Corp.*	12,621	54,523
Intermec, Inc.*	26,944	182,680
Intevac, Inc.*	10,427	52,135
OCZ Technology Group, Inc.* (a)	30,252	40,840
QLogic Corp.*	43,349	406,614

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals (continued)
Quantum Corp.*	105,306	$110,571
Silicon Graphics International Corp.* (a)	13,941	107,625
STEC, Inc.* (a)	15,964	93,709
Stratasys, Inc.* (a)	9,503	633,565
Super Micro Computer, Inc.* (a)	13,081	103,471
Synaptics, Inc.* (a)	14,810	343,000

		3,786,890

Construction & Engineering 0.8%
Aegion Corp.*	17,307	319,660
Argan, Inc.	4,409	78,436
Comfort Systems USA, Inc.	16,831	183,458
Dycom Industries, Inc.*	15,114	215,223
EMCOR Group, Inc.	29,761	957,114
Furmanite Corp.* (a)	16,727	84,471
Granite Construction, Inc.	17,189	519,280
Great Lakes Dredge & Dock Corp.	26,563	211,176
Layne Christensen Co.*	8,902	198,426
MasTec, Inc.*	24,208	546,133
Michael Baker Corp.*	3,904	88,269
MYR Group, Inc.*	9,197	194,792
Northwest Pipe Co.*	4,197	96,447
Orion Marine Group, Inc.*	12,168	81,404
Pike Electric Corp.*	7,688	70,038
Primoris Services Corp.	13,435	187,687
Sterling Construction Co., Inc.*	7,312	65,077
Tutor Perini Corp.*	16,015	162,392

		4,259,483

Construction Materials 0.3%
Eagle Materials, Inc.	21,747	1,151,939
Headwaters, Inc.*	27,118	194,978
Texas Industries, Inc.* (a)	10,044	433,198
United States Lime & Minerals, Inc.*	788	34,522

		1,814,637

Consumer Finance 0.6%
Cash America International, Inc. (a)	13,109	512,431
Credit Acceptance Corp.*	3,484	284,469
DFC Global Corp.*	19,360	326,216
EZCORP, Inc., Class A*	21,415	421,019
First Cash Financial Services, Inc.*	12,809	572,050
First Marblehead Corp. (The)* (a)	26,569	24,975
Green Dot Corp., Class A* (a)	10,784	109,889
Nelnet, Inc., Class A	10,791	263,408
Netspend Holdings, Inc.* (a)	14,016	150,111
Nicholas Financial, Inc.	4,539	59,052
Regional Management Corp.*	2,186	38,211
World Acceptance Corp.* (a)	4,690	313,105

		3,074,936

2012 Annual Report	127

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.2%
AEP Industries, Inc.* (a)	1,821	$116,416
Boise, Inc.	44,522	373,540
Graphic Packaging Holding Co.*	74,544	441,300
Myers Industries, Inc.	15,049	223,177
UFP Technologies, Inc.*	2,436	40,438

		1,194,871

Distributors 0.2%
Core-Mark Holding Co., Inc.	5,130	245,573
Pool Corp.	21,191	892,565
VOXX International Corp.*	8,218	51,116
Weyco Group, Inc. (a)	2,950	69,266

		1,258,520

Diversified Consumer Services 1.1%
American Public Education, Inc.* (a)	8,090	294,719
Ascent Capital Group, Inc., Class A*	6,273	372,930
Bridgepoint Education, Inc.*	7,770	77,700
Capella Education Co.*	5,566	173,770
Career Education Corp.*	23,185	78,829
Carriage Services, Inc.	7,027	74,697
Coinstar, Inc.* (a)	13,973	655,893
Collectors Universe (a)	2,400	28,800
Corinthian Colleges, Inc.* (a)	35,271	96,290
Education Management Corp.* (a)	11,925	37,921
Grand Canyon Education, Inc.*	17,701	385,174
Hillenbrand, Inc.	24,449	500,471
K12, Inc.* (a)	11,981	245,251
Lincoln Educational Services Corp.	10,255	38,046
Mac-Gray Corp.	5,323	69,199
Matthews International Corp., Class A	12,482	359,107
National American University Holdings, Inc.	4,756	19,500
Regis Corp. (a)	25,565	425,913
Sotheby’s (a)	30,241	941,402
Steiner Leisure Ltd.*	6,721	295,186
Stewart Enterprises, Inc., Class A (a)	33,543	260,629
Strayer Education, Inc. (a)	5,209	299,309
Universal Technical Institute, Inc.	9,639	123,572

		5,854,308

Diversified Financial Services 0.3%
California First National Bancorp	1,047	19,129
Gain Capital Holdings, Inc.	6,711	30,871
MarketAxess Holdings, Inc.	16,268	508,212
Marlin Business Services Corp.	3,644	82,318
MicroFinancial, Inc.	3,863	30,440
NewStar Financial, Inc.*	11,835	147,938
PHH Corp.* (a)	25,162	523,621
PICO Holdings, Inc.*	10,217	226,204
Resource America, Inc., Class A	5,399	36,497

		1,605,230

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.6%
8x8, Inc.*	31,767	$208,074
Atlantic Tele-Network, Inc.	4,067	168,537
Cbeyond, Inc.*	12,323	94,394
Cincinnati Bell, Inc.*	88,660	461,919
Cogent Communications Group, Inc.	20,819	451,981
Consolidated Communications Holdings, Inc. (a)	17,987	277,719
FairPoint Communications, Inc.* (a)	9,486	69,627
General Communication, Inc., Class A*	16,738	146,290
Hawaiian Telcom Holdco, Inc.*	4,603	78,573
HickoryTech Corp.	6,158	65,583
IDT Corp., Class B	6,882	69,646
inContact, Inc.*	16,348	94,164
Iridium Communications, Inc.*	22,278	164,634
Lumos Networks Corp.	6,881	54,153
magicJack VocalTec Ltd.*	6,785	138,075
Neutral Tandem, Inc.	12,655	58,466
ORBCOMM, Inc.*	15,997	55,990
Premiere Global Services, Inc.*	22,510	191,335
Primus Telecommunications Group, Inc.	5,438	79,558
Towerstream Corp.* (a)	21,489	75,641
Vonage Holdings Corp.*	59,048	134,039

		3,138,398

Electric Utilities 1.6%
ALLETE, Inc.	16,959	705,834
Cleco Corp.	27,114	1,169,969
El Paso Electric Co.	17,781	604,376
Empire District Electric Co. (The)	18,915	410,645
IDACORP, Inc.	22,260	995,467
MGE Energy, Inc.	10,256	539,876
Otter Tail Corp.	16,244	391,968
PNM Resources, Inc.	35,424	784,996
Portland General Electric Co.	33,641	921,763
UIL Holdings Corp.	22,558	815,923
Unitil Corp.	6,182	164,379
UNS Energy Corp.	17,909	763,640

		8,268,836

Electrical Equipment 1.2%
A123 Systems, Inc.*	25,817	3,712
Acuity Brands, Inc.	18,847	1,219,401
American Superconductor Corp.*	17,603	63,195
AZZ, Inc. (a)	11,200	441,728
Belden, Inc.	20,256	725,165
Brady Corp., Class A	21,834	671,614
Capstone Turbine Corp.*	134,093	134,093
Coleman Cable, Inc. (a)	3,932	37,315
Encore Wire Corp.	7,430	229,290
EnerSys, Inc.*	21,406	738,079
Enphase Energy, Inc.*	3,522	12,926
Franklin Electric Co., Inc.	10,446	605,241
FuelCell Energy, Inc.* (a)	68,247	63,504

128	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
Generac Holdings, Inc.	10,906	$370,804
Global Power Equipment Group, Inc.	7,726	130,569
II-VI, Inc.*	23,364	385,740
LSI Industries, Inc.	8,730	59,189
Powell Industries, Inc.*	4,012	159,597
Preformed Line Products Co.	1,039	55,971
Thermon Group Holdings, Inc.*	6,611	164,217
Vicor Corp.*	8,812	56,220

		6,327,570

Electronic Equipment, Instruments & Components 2.2%
Aeroflex Holding Corp.*	8,872	56,426
Agilysys, Inc.*	6,637	54,224
Anixter International, Inc.	12,575	737,146
Audience, Inc.* (a)	2,706	20,363
Badger Meter, Inc.	6,381	273,362
Benchmark Electronics, Inc.*	25,540	378,503
Checkpoint Systems, Inc.*	18,152	147,394
Cognex Corp.	19,089	695,985
Coherent, Inc.*	10,530	480,694
CTS Corp.	15,249	126,262
Daktronics, Inc.	16,238	142,407
DTS, Inc.*	8,089	169,707
Echelon Corp.*	17,044	56,416
Electro Rent Corp.	8,386	131,828
Electro Scientific Industries, Inc.	10,316	110,175
Fabrinet*	9,902	95,356
FARO Technologies, Inc.*	7,421	298,324
FEI Co.	16,830	926,492
GSI Group, Inc.*	13,091	101,717
Insight Enterprises, Inc.*	19,458	314,636
InvenSense, Inc.* (a)	16,345	183,064
KEMET Corp.*	20,207	91,740
Key Tronic Corp.*	4,714	53,504
Littelfuse, Inc.	9,642	516,811
Maxwell Technologies, Inc.* (a)	13,115	85,379
Measurement Specialties, Inc.*	6,786	221,291
Mercury Computer Systems, Inc.*	13,908	113,976
Mesa Laboratories, Inc.	1,153	56,232
Methode Electronics, Inc.	16,494	166,919
MTS Systems Corp.	7,093	357,558
Multi-Fineline Electronix, Inc.*	3,950	83,503
Neonode, Inc.* (a)	10,113	38,328
Newport Corp.*	17,149	185,552
OSI Systems, Inc.*	8,867	702,710
Park Electrochemical Corp.	9,335	231,695
PC Connection, Inc.	3,965	40,800
Plexus Corp.*	15,524	417,751
Power-One, Inc.* (a)	30,303	122,121
Radisys Corp.*	10,247	29,101
RealD, Inc.* (a)	19,722	184,401
Richardson Electronics Ltd.	5,778	67,314
Rofin-Sinar Technologies, Inc.*	12,812	233,307

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Rogers Corp.*	7,298	$287,614
Sanmina-SCI Corp.*	36,590	325,285
ScanSource, Inc.*	12,182	356,324
SYNNEX Corp.*	11,630	376,696
TTM Technologies, Inc.*	23,841	214,569
Universal Display Corp.*	17,708	580,468
Viasystems Group, Inc.*	1,709	26,165
Vishay Precision Group, Inc.*	5,488	71,618
Zygo Corp.*	7,320	136,298

		11,875,511

Energy Equipment & Services 1.9%
Basic Energy Services, Inc.* (a)	13,837	143,766
Bolt Technology Corp.	3,819	54,994
Bristow Group, Inc.	15,881	792,779
C&J Energy Services, Inc.*	19,668	381,166
Cal Dive International, Inc.* (a)	42,999	54,179
Dawson Geophysical Co.*	3,600	86,004
Dril-Quip, Inc.*	17,890	1,239,061
Exterran Holdings, Inc.*	28,862	576,663
Forbes Energy Services Ltd.*	6,512	18,624
Forum Energy Technologies, Inc.* (a)	9,954	222,074
Geospace Technologies Corp.*	5,638	364,948
Global Geophysical Services, Inc.*	8,700	40,194
Gulf Island Fabrication, Inc. (a)	6,462	153,343
GulfMark Offshore, Inc., Class A*	11,916	385,125
Heckmann Corp.* (a)	60,028	210,098
Helix Energy Solutions Group, Inc.*	47,103	814,411
Hercules Offshore, Inc.*	70,012	333,257
Hornbeck Offshore Services, Inc.*	15,761	545,961
ION Geophysical Corp.*	58,649	378,873
Key Energy Services, Inc.*	67,145	439,128
Lufkin Industries, Inc. (a)	14,983	749,300
Matrix Service Co.*	11,580	121,474
Mitcham Industries, Inc.*	5,733	77,682
Natural Gas Services Group, Inc.*	5,517	87,500
Newpark Resources, Inc.*	40,342	273,922
Parker Drilling Co.*	52,803	228,637
PHI, Inc., Non-Voting Shares*	5,877	183,891
Pioneer Energy Services Corp.*	27,768	183,269
RigNet, Inc.*	5,484	101,838
Tesco Corp.*	13,628	120,063
TETRA Technologies, Inc.*	34,828	186,330
TGC Industries, Inc.*	6,543	48,156
Union Drilling, Inc.*	6,231	40,439
Vantage Drilling Co.*	85,925	158,102
Willbros Group, Inc.*	17,508	89,466

		9,884,717

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	8,127	319,228
Arden Group, Inc., Class A	501	49,323
Casey’s General Stores, Inc.	16,923	872,381

2012 Annual Report	129

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
Chefs’ Warehouse Inc. (The)*	4,936	$76,212
Harris Teeter Supermarkets, Inc.	19,470	729,151
Ingles Markets, Inc., Class A	5,704	92,405
Nash Finch Co.	5,429	104,400
Natural Grocers by Vitamin Cottage, Inc.*	2,932	59,461
Pantry, Inc. (The)*	10,455	138,686
PriceSmart, Inc.	8,121	673,962
Rite Aid Corp.*	291,659	338,324
Roundy’s, Inc. (a)	8,969	46,997
Spartan Stores, Inc.	9,728	139,694
SUPERVALU, Inc. (a)	95,287	296,343
Susser Holdings Corp.*	5,035	180,958
United Natural Foods, Inc.*	21,741	1,157,491
Village Super Market, Inc., Class A	3,778	138,539
Weis Markets, Inc.	4,869	200,408

		5,613,963

Food Products 1.6%
Alico, Inc.	1,601	50,255
Annie’s, Inc.*	2,237	88,361
B&G Foods, Inc.	23,408	708,560
Calavo Growers, Inc. (a)	5,358	126,502
Cal-Maine Foods, Inc.	6,490	279,914
Chiquita Brands International, Inc.*	20,420	147,228
Darling International, Inc.*	52,530	868,321
Diamond Foods, Inc. (a)	9,896	183,274
Dole Food Co., Inc.*	15,809	199,035
Farmer Bros. Co.*	2,994	29,132
Fresh Del Monte Produce, Inc.	16,956	426,783
Griffin Land & Nurseries, Inc.	1,237	32,100
Hain Celestial Group, Inc. (The)*	16,446	950,579
Inventure Foods, Inc.*	5,858	34,914
J&J Snack Foods Corp.	6,577	376,665
John B. Sanfilippo & Son, Inc.*	3,545	59,627
Lancaster Colony Corp.	8,199	596,723
Lifeway Foods, Inc.	1,985	18,580
Limoneira Co.	3,684	82,779
Omega Protein Corp.*	8,773	57,112
Pilgrim’s Pride Corp.*	27,025	152,151
Post Holdings, Inc.*	12,205	385,068
Sanderson Farms, Inc.	10,232	463,407
Seneca Foods Corp., Class A*	4,073	116,427
Smart Balance, Inc.*	26,342	313,470
Snyders-Lance, Inc.	19,693	499,021
Tootsie Roll Industries, Inc. (a)	10,514	280,198
TreeHouse Foods, Inc.*	15,986	856,050
Westway Group, Inc.* (a)	5,274	33,279

		8,415,515

Gas Utilities 1.0%
Chesapeake Utilities Corp.	4,306	202,253
Delta Natural Gas Co., Inc. (a)	3,017	59,314
Laclede Group, Inc. (The)	10,108	420,897

Common Stocks (continued)

	Shares	Market Value

Gas Utilities (continued)
New Jersey Resources Corp.	18,516	$823,221
Northwest Natural Gas Co.	11,899	553,661
Piedmont Natural Gas Co., Inc.	31,904	1,016,781
South Jersey Industries, Inc.	13,521	684,027
Southwest Gas Corp.	20,559	893,700
WGL Holdings, Inc.	22,995	914,511

		5,568,365

Health Care Equipment & Supplies 3.1%
Abaxis, Inc.*	9,652	355,001
ABIOMED, Inc.* (a)	15,015	297,597
Accuray, Inc.*	32,019	222,852
Align Technology, Inc.*	32,098	853,165
Alphatec Holdings, Inc.*	24,344	41,872
Analogic Corp.	5,444	401,005
AngioDynamics, Inc.*	11,099	119,092
Anika Therapeutics, Inc.*	5,288	59,278
Antares Pharma, Inc.* (a)	46,646	177,721
ArthroCare Corp.*	12,244	368,300
AtriCure, Inc.*	6,543	42,006
Atrion Corp.	713	144,910
Biolase, Inc.*	1	2
Cantel Medical Corp.	9,521	247,641
Cardiovascular Systems, Inc.*	7,584	88,581
Cerus Corp.*	24,860	77,315
Conceptus, Inc.*	14,091	265,474
CONMED Corp.	12,696	351,171
CryoLife, Inc.	12,405	76,787
Cyberonics, Inc.*	12,302	568,967
Cynosure, Inc., Class A*	4,346	114,474
Derma Sciences, Inc.* (a)	4,128	46,605
DexCom, Inc.*	30,518	399,786
Endologix, Inc.*	24,581	330,860
EnteroMedics, Inc.*	11,383	34,263
Exactech, Inc.*	3,840	64,128
Globus Medical, Inc., Class A* (a)	4,085	70,099
Greatbatch, Inc.*	10,595	232,878
Haemonetics Corp.*	11,284	921,903
Hansen Medical, Inc.* (a)	24,634	55,919
HeartWare International, Inc.*	6,308	529,746
ICU Medical, Inc.*	5,556	329,637
Insulet Corp.*	21,251	450,734
Integra LifeSciences Holdings Corp.*	8,605	329,141
Invacare Corp.	14,264	194,704
IRIS International, Inc.*	7,177	139,880
MAKO Surgical Corp.* (a)	16,233	245,930
Masimo Corp.*	22,239	488,591
Meridian Bioscience, Inc. (a)	18,523	365,829
Merit Medical Systems, Inc.*	18,865	272,411
Natus Medical, Inc.*	13,215	149,330
Navidea Biopharmaceuticals, Inc.* (a)	43,370	121,436
Neogen Corp.*	10,486	448,696
NuVasive, Inc.*	19,193	276,763

130	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
NxStage Medical, Inc.*	22,099	$247,509
OraSure Technologies, Inc.*	24,222	219,451
Orthofix International NV*	8,282	328,464
Palomar Medical Technologies, Inc.*	8,744	75,461
PhotoMedex, Inc.* (a)	5,875	78,196
Quidel Corp.* (a)	12,579	220,510
Rochester Medical Corp.*	4,695	49,251
Rockwell Medical, Inc.*	9,350	67,227
RTI Biologics, Inc.*	25,035	101,642
Solta Medical, Inc.*	29,463	86,916
Spectranetics Corp.*	15,415	224,442
Staar Surgical Co.*	16,345	105,262
STERIS Corp.	25,727	916,138
SurModics, Inc.*	5,600	100,688
Symmetry Medical, Inc.*	16,525	151,369
Tornier NV*	6,784	116,006
Unilife Corp.* (a)	34,421	94,314
Utah Medical Products, Inc.	1,442	49,057
Vascular Solutions, Inc.*	7,220	108,805
Volcano Corp.*	23,744	679,553
West Pharmaceutical Services, Inc.	15,063	811,444
Wright Medical Group, Inc.* (a)	17,400	353,568
Young Innovations, Inc.	2,480	84,692
ZELTIQ Aesthetics, Inc.*	7,589	44,168

		16,686,613

Health Care Providers & Services 2.8%
Acadia Healthcare Co., Inc.*	10,323	212,344
Accretive Health, Inc.* (a)	24,757	291,885
Air Methods Corp.*	5,730	628,180
Almost Family, Inc.*	3,758	77,903
Amedisys, Inc.* (a)	13,515	149,206
AMN Healthcare Services, Inc.*	18,326	181,794
Amsurg Corp.*	14,053	400,792
Assisted Living Concepts, Inc., Class A (a)	8,758	69,276
Bio-Reference Labs, Inc.* (a)	10,886	302,195
BioScrip, Inc.*	19,725	181,667
Capital Senior Living Corp.*	12,633	203,139
Centene Corp.*	22,889	869,324
Chemed Corp. (a)	8,575	576,669
Chindex International, Inc.*	5,180	53,717
CorVel Corp.*	2,783	118,361
Cross Country Healthcare, Inc.*	12,406	54,586
Emeritus Corp.*	13,551	304,220
Ensign Group, Inc. (The)	7,794	227,273
ExamWorks Group, Inc.*	13,108	183,774
Five Star Quality Care, Inc.*	17,888	94,091
Gentiva Health Services, Inc.*	13,621	128,037
Hanger, Inc.*	15,307	388,032
HealthSouth Corp.*	42,526	941,100
Healthways, Inc.*	14,916	145,133
HMS Holdings Corp.*	38,372	886,009
IPC The Hospitalist Co., Inc.*	7,435	256,433

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Kindred Healthcare, Inc.*	23,711	$232,368
Landauer, Inc.	4,241	245,766
LHC Group, Inc.*	7,200	126,144
Magellan Health Services, Inc.*	12,162	609,924
Metropolitan Health Networks, Inc.*	19,832	216,764
Molina Healthcare, Inc.*	13,245	332,052
MWI Veterinary Supply, Inc.*	5,675	595,988
National HealthCare Corp.	4,721	224,814
National Research Corp.	1,126	57,066
Owens & Minor, Inc.	28,322	806,327
PDI, Inc.*	4,432	30,359
PharMerica Corp.*	13,327	162,856
Providence Service Corp. (The)*	5,921	60,394
PSS World Medical, Inc.*	22,424	641,775
Select Medical Holdings Corp.*	15,720	166,475
Skilled Healthcare Group, Inc., Class A*	8,576	66,635
Sun Healthcare Group, Inc.*	11,280	95,429
Sunrise Senior Living, Inc.*	25,902	372,730
Team Health Holdings, Inc.*	12,585	334,887
Triple-S Management Corp., Class B*	8,721	157,327
U.S. Physical Therapy, Inc.	5,251	140,202
Universal American Corp.*	16,872	152,523
Vanguard Health Systems, Inc.*	14,232	137,766
WellCare Health Plans, Inc.*	19,181	913,016

		14,804,727

Health Care Technology 0.6%
athenahealth, Inc.* (a)	15,954	1,025,683
Computer Programs & Systems, Inc.	4,967	242,439
Epocrates, Inc.*	8,275	80,929
Greenway Medical Technologies, Inc.* (a)	3,552	58,928
HealthStream, Inc.*	8,785	224,369
MedAssets, Inc.*	25,820	457,789
Medidata Solutions, Inc.*	9,870	414,737
Mediware Information Systems*	1,566	34,358
Merge Healthcare, Inc.* (a)	26,539	90,498
Omnicell, Inc.*	15,074	219,779
Quality Systems, Inc.	17,538	306,038
Vocera Communications, Inc.* (a)	3,009	80,912

		3,236,459

Hotels, Restaurants & Leisure 3.1%
AFC Enterprises, Inc.*	10,922	276,545
Ameristar Casinos, Inc. (a)	14,776	269,662
Biglari Holdings, Inc.*	542	191,657
BJ’s Restaurants, Inc.* (a)	10,930	361,237
Bloomin’ Brands, Inc.*	8,042	109,934
Bluegreen Corp.*	6,393	37,910
Bob Evans Farms, Inc.	13,007	495,176
Boyd Gaming Corp.* (a)	24,940	153,880
Bravo Brio Restaurant Group, Inc.*	8,747	115,460
Buffalo Wild Wings, Inc.*	8,293	629,853
Caesars Entertainment Corp.* (a)	16,552	95,836

2012 Annual Report	131

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Caribou Coffee Co., Inc.*	9,471	$113,368
Carrols Restaurant Group, Inc.*	6,866	44,080
CEC Entertainment, Inc. (a)	8,203	254,293
Cheesecake Factory, Inc. (The)	23,987	793,010
Churchill Downs, Inc.	5,764	376,562
Chuy’s Holdings, Inc.*	2,880	70,358
Cracker Barrel Old Country Store, Inc.	8,589	546,690
Del Frisco’s Restaurant Group, Inc.*	2,384	35,283
Denny’s Corp.*	42,923	197,446
DineEquity, Inc.*	6,812	427,112
Domino’s Pizza, Inc.	25,790	1,047,590
Einstein Noah Restaurant Group, Inc.	2,749	42,417
Fiesta Restaurant Group, Inc.*	7,233	95,620
Frisch’s Restaurants, Inc.	1,372	24,531
Ignite Restaurant Group, Inc.*	2,961	33,933
International Speedway Corp., Class A	12,242	312,171
Interval Leisure Group, Inc.	17,105	326,021
Isle of Capri Casinos, Inc.*	9,361	56,915
Jack in the Box, Inc.*	19,715	512,787
Jamba, Inc.*	30,184	66,103
Krispy Kreme Doughnuts, Inc.*	26,692	198,322
Life Time Fitness, Inc.*	19,136	859,015
Luby’s, Inc.*	8,952	57,203
Marcus Corp.	8,844	96,400
Marriott Vacations Worldwide Corp.*	11,787	463,701
Monarch Casino & Resort, Inc.*	3,817	34,811
Morgans Hotel Group Co.*	9,893	63,810
MTR Gaming Group, Inc.*	10,146	35,410
Multimedia Games Holding Co., Inc.*	12,315	195,809
Nathan’s Famous, Inc.*	1,171	32,448
Orient-Express Hotels Ltd., Class A*	42,804	502,091
Papa John’s International, Inc.*	7,995	426,293
Pinnacle Entertainment, Inc.*	28,050	357,918
Premier Exhibitions, Inc.*	11,460	31,400
Red Lion Hotels Corp.*	6,241	41,128
Red Robin Gourmet Burgers, Inc.*	6,589	220,073
Ruby Tuesday, Inc.*	28,244	203,922
Ruth’s Hospitality Group, Inc.*	15,881	105,609
Ryman Hospitality Properties, Inc.*	12,793	499,055
Scientific Games Corp., Class A*	25,443	209,396
SHFL Entertainment, Inc.*	24,387	344,588
Six Flags Entertainment Corp.	17,702	1,010,961
Sonic Corp.*	26,941	268,602
Speedway Motorsports, Inc.	5,226	85,184
Texas Roadhouse, Inc.	27,820	452,910
Town Sports International Holdings, Inc.*	10,405	131,103
Vail Resorts, Inc.	16,077	912,852
WMS Industries, Inc.*	24,258	398,559

		16,352,013

Household Durables 1.1%
American Greetings Corp., Class A (a)	13,788	236,740
Bassett Furniture Industries, Inc.	4,999	57,339

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Beazer Homes USA, Inc.* (a)	11,019	$181,703
Blyth, Inc. (a)	4,670	106,663
Cavco Industries, Inc.*	3,094	149,564
CSS Industries, Inc.	4,335	87,133
Ethan Allen Interiors, Inc. (a)	10,668	313,746
Flexsteel Industries, Inc.	1,995	40,159
Helen of Troy Ltd.*	14,091	425,830
Hooker Furniture Corp. (a)	4,792	65,363
Hovnanian Enterprises, Inc., Class A* (a)	44,857	192,885
iRobot Corp.* (a)	12,323	221,444
KB Home (a)	34,384	549,456
La-Z-Boy, Inc.*	22,950	372,249
Libbey, Inc.*	9,206	165,248
Lifetime Brands, Inc.	4,326	48,019
M.D.C. Holdings, Inc.	17,086	653,369
M/I Homes, Inc.*	9,416	209,506
Meritage Homes Corp.*	13,695	506,441
NACCO Industries, Inc., Class A	2,474	125,283
Ryland Group, Inc. (The)	19,913	674,453
Sealy Corp.* (a)	22,995	51,279
Skullcandy, Inc.* (a)	7,261	87,931
Standard Pacific Corp.* (a)	51,475	355,178
Universal Electronics, Inc.*	6,674	114,526
Zagg, Inc.* (a)	11,445	82,175

		6,073,682

Household Products 0.2%
Central Garden and Pet Co., Class A*	17,358	195,625
Harbinger Group, Inc.*	18,368	160,720
Oil-Dri Corp. of America	2,219	49,706
Orchids Paper Products Co. (a)	2,555	49,030
Spectrum Brands Holdings, Inc.	10,213	464,589
WD-40 Co.	7,083	338,992

		1,258,662

Independent Power Producers & Energy Traders 0.4%
American DG Energy, Inc.* (a)	10,738	27,060
Atlantic Power Corp. (a)	50,801	763,031
Genie Energy Ltd., Class B	6,768	47,444
GenOn Energy, Inc.*	344,185	884,555
Ormat Technologies, Inc. (a)	7,951	151,307

		1,873,397

Industrial Conglomerates 0.2%
Raven Industries, Inc.	16,121	439,942
Seaboard Corp.*	136	310,261
Standex International Corp.	5,668	262,088

		1,012,291

Information Technology Services 1.9%
Acxiom Corp.*	34,239	624,862
CACI International, Inc., Class A*	10,108	509,746
Cardtronics, Inc.*	19,642	558,029

132	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Cass Information Systems, Inc.	4,172	$175,099
CIBER, Inc.*	32,689	101,990
Computer Task Group, Inc.*	6,862	127,976
Convergys Corp.	52,059	875,112
CSG Systems International, Inc.*	15,026	309,686
EPAM Systems, Inc.* (a)	2,190	39,376
Euronet Worldwide, Inc.*	22,519	456,911
ExlService Holdings, Inc.*	10,310	305,588
Forrester Research, Inc.	6,331	183,219
Global Cash Access Holdings, Inc.*	22,331	157,434
Hackett Group, Inc. (The)*	11,037	42,934
Heartland Payment Systems, Inc.	17,271	450,428
Higher One Holdings, Inc.* (a)	14,432	182,276
iGATE Corp.*	14,433	231,650
Innodata, Inc.*	9,936	35,670
Lionbridge Technologies, Inc.*	25,401	80,521
ManTech International Corp., Class A (a)	10,324	237,142
Mattersight Corp.* (a)	4,536	25,084
MAXIMUS, Inc.	15,107	833,604
ModusLink Global Solutions, Inc.*	18,135	53,136
MoneyGram International, Inc.*	9,679	150,412
PRGX Global, Inc.*	9,383	73,375
Sapient Corp.*	54,887	564,238
ServiceSource International, Inc.* (a)	22,283	200,770
Syntel, Inc.	6,876	409,878
TeleTech Holdings, Inc.*	10,325	173,873
TNS, Inc.*	10,991	157,391
Unisys Corp.* (a)	19,672	335,408
Virtusa Corp.*	8,354	143,355
WEX, Inc.*	17,299	1,276,320

		10,082,493

Insurance 2.5%
Alterra Capital Holdings Ltd.	38,063	929,879
American Equity Investment Life Holding Co.	26,902	309,642
American Safety Insurance Holdings Ltd.*	4,072	68,654
AMERISAFE, Inc.*	8,113	212,966
Amtrust Financial Services, Inc. (a)	11,930	288,706
Argo Group International Holdings Ltd.	11,414	392,642
Baldwin & Lyons, Inc., Class B	4,089	99,567
Citizens, Inc.*	17,483	178,152
CNO Financial Group, Inc.	94,482	905,138
Crawford & Co., Class B	11,838	65,227
Donegal Group, Inc., Class A	3,500	45,360
Eastern Insurance Holdings, Inc.	2,926	49,215
eHealth, Inc.*	8,719	189,202
EMC Insurance Group, Inc.	2,049	45,857
Employers Holdings, Inc.	13,613	248,437
Enstar Group Ltd.*	3,746	374,600
FBL Financial Group, Inc., Class A	4,324	147,578
First American Financial Corp.	47,283	1,075,688
Flagstone Reinsurance Holdings SA	24,062	212,708

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Fortegra Financial Corp.*	3,074	$27,297
Global Indemnity PLC*	4,632	102,738
Greenlight Capital Re Ltd., Class A*	12,462	318,404
Hallmark Financial Services*	6,371	48,611
Hilltop Holdings, Inc.*	17,637	239,687
Homeowners Choice, Inc.	3,392	75,302
Horace Mann Educators Corp.	17,820	342,322
Independence Holding Co. (a)	3,748	32,758
Infinity Property & Casualty Corp.	5,227	298,514
Investors Title Co.	538	35,293
Kansas City Life Insurance Co.	1,815	65,957
Maiden Holdings Ltd.	22,661	191,486
Meadowbrook Insurance Group, Inc.	22,676	127,439
Montpelier Re Holdings Ltd.	22,359	511,350
National Financial Partners Corp.*	17,994	330,190
National Interstate Corp.	2,832	73,490
National Western Life Insurance Co., Class A	977	137,142
Navigators Group, Inc. (The)*	4,404	233,764
OneBeacon Insurance Group Ltd., Class A	10,213	137,876
Phoenix Cos., Inc. (The)*	2,642	79,630
Platinum Underwriters Holdings Ltd.	14,625	649,350
Presidential Life Corp.	9,721	135,900
Primerica, Inc.	20,977	592,810
RLI Corp.	9,419	642,187
Safety Insurance Group, Inc.	5,701	264,241
SeaBright Holdings, Inc.	8,873	97,337
Selective Insurance Group, Inc.	24,431	451,729
State Auto Financial Corp.	6,651	107,347
Stewart Information Services Corp. (a)	8,048	187,679
Symetra Financial Corp.	34,237	409,132
Tower Group, Inc.	15,639	281,815
United Fire Group, Inc.	9,074	215,689
Universal Insurance Holdings, Inc.	8,523	33,666

		13,317,350

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A* (a)	11,683	42,409
Blue Nile, Inc.*	5,560	210,001
CafePress, Inc.*	2,095	12,423
Geeknet, Inc.*	2,020	36,704
HSN, Inc.	16,858	876,953
Kayak Software Corp.*	1,473	48,801
Nutrisystem, Inc. (a)	12,653	121,849
Orbitz Worldwide, Inc.*	10,558	26,078
Overstock.com, Inc.*	5,216	78,657
PetMed Express, Inc. (a)	9,147	99,702
Shutterfly, Inc.*	15,915	481,588
US Auto Parts Network, Inc.*	6,596	19,722
Vitacost.com, Inc.*	9,875	63,200

		2,118,087

2012 Annual Report	133

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 2.3%
Active Network, Inc. (The)*	17,418	$154,324
Ancestry.com, Inc.*	12,893	407,419
Angie’s List, Inc.* (a)	16,021	183,280
Bankrate, Inc.* (a)	20,543	220,426
Bazaarvoice, Inc.* (a)	4,317	55,085
Blucora, Inc.*	17,791	312,232
Brightcove, Inc.* (a)	2,725	34,390
Carbonite, Inc.* (a)	5,143	39,755
comScore, Inc.*	15,639	221,605
Constant Contact, Inc.* (a)	13,650	168,441
Cornerstone OnDemand, Inc.*	15,000	419,850
CoStar Group, Inc.*	12,559	1,041,141
DealerTrack Holdings, Inc.*	18,917	517,002
Demand Media, Inc.* (a)	13,511	115,249
Demandware, Inc.* (a)	2,957	87,793
Dice Holdings, Inc.*	20,527	181,253
Digital River, Inc.*	16,511	236,768
E2open, Inc.* (a)	1,846	32,305
EarthLink, Inc.	47,533	301,359
Envestnet, Inc.*	9,389	131,258
ExactTarget, Inc.*	4,416	102,981
Internap Network Services Corp.*	23,811	163,105
IntraLinks Holdings, Inc.*	16,448	91,944
iPass, Inc.*	23,216	45,039
j2 Global, Inc. (a)	20,457	614,528
Keynote Systems, Inc.	7,040	100,602
KIT Digital, Inc.* (a)	24,612	68,421
Limelight Networks, Inc.* (a)	27,313	57,630
Liquidity Services, Inc.*	10,514	433,492
LivePerson, Inc.*	24,517	384,672
LogMeIn, Inc.*	9,902	244,381
Marchex, Inc., Class B (a)	10,157	41,542
Market Leader, Inc.*	9,872	67,130
MeetMe, Inc.* (a)	8,466	35,811
Millennial Media, Inc.* (a)	5,170	82,875
Monster Worldwide, Inc.* (a)	53,925	335,414
Move, Inc.*	17,235	142,878
NIC, Inc.	28,851	412,569
OpenTable, Inc.* (a)	10,054	472,236
Perficient, Inc.*	14,443	164,217
QuinStreet, Inc.* (a)	14,747	90,252
RealNetworks, Inc.*	9,952	75,337
Responsys, Inc.*	16,099	143,925
Saba Software, Inc.*	13,561	136,695
SciQuest, Inc.*	7,999	121,425
Spark Networks, Inc.*	5,238	34,361
SPS Commerce, Inc.*	5,435	197,019
Stamps.com, Inc.*	6,175	169,936
Support.com, Inc.* (a)	21,885	101,546
Synacor, Inc.*	3,070	16,824
TechTarget, Inc.*	7,067	33,780
Travelzoo, Inc.* (a)	3,234	57,727
United Online, Inc.	39,776	213,199

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Unwired Planet, Inc.*	36,328	$51,223
ValueClick, Inc.*	33,142	552,477
VistaPrint NV* (a)	15,162	461,986
Vocus, Inc.*	9,266	164,472
Web.com Group, Inc.*	15,584	245,916
WebMD Health Corp.*	22,404	334,044
XO Group, Inc.*	11,928	96,020
Yelp, Inc.* (a)	3,807	91,749
Zix Corp.*	27,758	80,498

		12,392,813

Leisure Equipment & Products 0.5%
Arctic Cat, Inc.*	5,688	206,304
Black Diamond, Inc.*	9,383	89,138
Brunswick Corp.	39,860	940,297
Callaway Golf Co. (a)	29,193	159,394
JAKKS Pacific, Inc.	9,667	124,801
Johnson Outdoors, Inc., Class A*	2,527	49,302
LeapFrog Enterprises, Inc.*	22,684	200,526
Marine Products Corp.	4,814	28,547
Smith & Wesson Holding Corp.*	29,161	279,946
Steinway Musical Instruments, Inc.*	3,083	74,424
Sturm Ruger & Co., Inc. (a)	8,530	402,872

		2,555,551

Life Sciences Tools & Services 0.4%
Affymetrix, Inc.* (a)	31,798	100,800
BG Medicine, Inc.* (a)	4,839	11,130
Cambrex Corp.*	13,289	160,531
Fluidigm Corp.*	10,808	163,093
Furiex Pharmaceuticals, Inc.*	3,330	63,836
Harvard Bioscience, Inc.*	11,384	45,764
Luminex Corp.*	18,370	295,389
Pacific Biosciences of California, Inc.* (a)	16,620	21,606
PAREXEL International Corp.*	26,732	820,405
Sequenom, Inc.* (a)	51,460	160,040

		1,842,594

Machinery 3.2%
Accuride Corp.*	21,208	56,625
Actuant Corp., Class A	32,359	913,818
Alamo Group, Inc.	3,102	103,917
Albany International Corp., Class A	12,382	272,033
Altra Holdings, Inc.	12,090	217,862
American Railcar Industries, Inc.*	4,255	125,012
Ampco-Pittsburgh Corp. (a)	3,810	67,285
Astec Industries, Inc.*	8,994	259,027
Barnes Group, Inc.	24,157	552,712
Blount International, Inc.*	21,950	290,398
Briggs & Stratton Corp. (a)	21,599	426,580
Cascade Corp.	4,134	268,669
Chart Industries, Inc.*	13,307	942,003
CIRCOR International, Inc.	7,805	269,194

134	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
CLARCOR, Inc.	22,404	$1,013,557
Columbus McKinnon Corp.*	8,720	130,538
Commercial Vehicle Group, Inc.*	10,989	83,407
Douglas Dynamics, Inc.	9,905	150,457
Dynamic Materials Corp.	6,021	80,802
Eastern Co. (The) (a)	2,749	43,984
Energy Recovery, Inc.* (a)	19,246	57,161
EnPro Industries, Inc.*	9,030	330,137
ESCO Technologies, Inc.	11,880	444,787
Federal Signal Corp.*	27,261	157,296
Flow International Corp.*	21,472	71,287
FreightCar America, Inc.	5,361	103,199
Gorman-Rupp Co. (The)	6,820	184,140
Graham Corp.	4,470	80,326
Greenbrier Cos., Inc. (The)*	10,257	178,574
Hardinge, Inc.	5,187	53,841
Hurco Cos., Inc.*	2,880	66,182
Hyster-Yale Materials Handling, Inc.*	2,474	101,632
Hyster-Yale Materials Handling, Inc., Class B* (b)	2,474	101,632
John Bean Technologies Corp.	12,954	199,751
Kadant, Inc.*	5,252	127,571
Kaydon Corp.	14,183	317,132
LB Foster Co., Class A	4,046	133,558
Lindsay Corp.	5,648	431,338
Lydall, Inc.*	7,765	100,246
Meritor, Inc.*	43,285	191,320
Met-Pro Corp.	6,581	59,755
Middleby Corp.*	8,347	1,042,958
Miller Industries, Inc.	4,938	75,798
Mueller Industries, Inc.	8,841	387,236
Mueller Water Products, Inc., Class A	70,390	366,732
NN, Inc.*	7,561	62,605
Omega Flex, Inc.*	1,161	14,512
PMFG, Inc.*	9,206	59,839
Proto Labs, Inc.*	2,259	78,387
RBC Bearings, Inc.*	9,880	490,641
Rexnord Corp.*	12,914	234,002
Robbins & Myers, Inc.	17,180	1,018,430
Sauer-Danfoss, Inc.	5,249	210,275
Sun Hydraulics Corp.	9,281	247,246
Tennant Co.	8,366	313,056
Titan International, Inc. (a)	21,045	441,524
Trimas Corp.*	14,244	357,240
Twin Disc, Inc. (a)	3,826	58,002
Wabash National Corp.*	30,699	193,711
Watts Water Technologies, Inc., Class A	12,397	498,731
Woodward, Inc.	30,855	1,033,643

		16,943,313

Common Stocks (continued)

	Shares	Market Value

Marine 0.0%†
Genco Shipping & Trading Ltd.*	14,034	$42,663
International Shipholding Corp.	2,425	40,546
Rand Logistics, Inc.*	7,804	50,570

		133,779

Media 1.2%
Arbitron, Inc.	11,762	427,666
Beasley Broadcasting Group, Inc., Class A*	1,892	9,195
Belo Corp., Class A	42,000	314,160
Carmike Cinemas, Inc.*	7,960	108,415
Central European Media Enterprises Ltd., Class A* (a)	16,560	88,762
Crown Media Holdings, Inc., Class A* (a)	15,448	26,880
Cumulus Media, Inc., Class A* (a)	26,465	65,104
Daily Journal Corp.*	421	39,793
Dial Global, Inc.* (a)	1,944	4,743
Digital Generation, Inc.* (a)	12,365	114,994
E.W. Scripps Co. (The), Class A*	13,457	142,779
Entercom Communications Corp., Class A*	10,919	71,083
Entravision Communications Corp., Class A	22,662	30,594
Fisher Communications, Inc.	3,946	99,597
Global Sources Ltd.*	8,536	48,826
Harte-Hanks, Inc.	19,995	111,372
Journal Communications, Inc., Class A*	19,564	109,754
LIN TV Corp., Class A*	13,621	76,414
Lions Gate Entertainment Corp.* (a)	37,847	631,288
Live Nation Entertainment, Inc.*	62,193	569,066
Martha Stewart Living Omnimedia, Class A (a)	12,423	35,902
McClatchy Co. (The), Class A* (a)	26,035	74,200
MDC Partners, Inc., Class A	11,505	130,122
Meredith Corp.	16,157	540,775
National CineMedia, Inc.	25,164	389,035
New York Times Co. (The), Class A* (a)	60,617	495,847
Nexstar Broadcasting Group, Inc., Class A*	5,069	55,100
Outdoor Channel Holdings, Inc.	6,618	48,047
ReachLocal, Inc.*	4,618	56,986
Reading International, Inc., Class A*	7,350	44,467
Rentrak Corp.*	4,200	71,358
Saga Communications, Inc., Class A*	1,604	68,042
Salem Communications Corp., Class A	4,504	26,844
Scholastic Corp.	11,488	378,989
Sinclair Broadcast Group, Inc., Class A	22,624	285,062
Valassis Communications, Inc.* (a)	17,659	459,487
Value Line, Inc.	597	5,946
World Wrestling Entertainment, Inc., Class A (a)	12,179	98,528

		6,355,222

2012 Annual Report	135

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 1.6%
AK Steel Holding Corp. (a)	49,631	$250,140
AM Castle & Co.* (a)	7,475	90,821
AMCOL International Corp. (a)	11,204	353,822
Century Aluminum Co.*	22,488	160,789
Coeur d’Alene Mines Corp.*	40,024	1,237,142
General Moly, Inc.*	30,120	111,444
Globe Specialty Metals, Inc. (a)	27,272	409,898
Gold Reserve, Inc.*	23,453	75,988
Gold Resource Corp. (a)	13,398	224,015
Golden Minerals Co.* (a)	14,080	61,530
Golden Star Resources Ltd.* (a)	114,758	229,516
Handy & Harman Ltd.*	2,427	36,089
Haynes International, Inc.	5,382	272,760
Hecla Mining Co.	127,432	838,503
Horsehead Holding Corp.*	19,666	177,977
Kaiser Aluminum Corp.	8,580	519,776
Materion Corp.	9,167	192,049
McEwen Mining, Inc.* (a)	87,679	426,120
Metals USA Holdings Corp.*	5,204	75,874
Midway Gold Corp.*	54,881	93,298
Noranda Aluminum Holding Corp.	14,958	91,692
Olympic Steel, Inc.	4,073	73,314
Paramount Gold and Silver Corp.* (a)	58,610	155,903
Revett Minerals, Inc.* (a)	11,303	40,465
RTI International Metals, Inc.*	13,603	310,012
Schnitzer Steel Industries, Inc., Class A	10,995	313,467
Stillwater Mining Co.*	51,594	537,094
SunCoke Energy, Inc.*	31,163	500,789
U.S. Silica Holdings, Inc.* (a)	5,277	67,546
Universal Stainless & Alloy*	3,082	106,021
US Antimony Corp.* (a)	24,107	49,178
Vista Gold Corp.*	26,199	87,243
Worthington Industries, Inc.	23,307	503,897

		8,674,172

Multiline Retail 0.2%
Bon-Ton Stores, Inc. (The)	5,752	70,635
Fred’s, Inc., Class A	16,560	224,388
Gordmans Stores, Inc.*	3,802	57,258
Saks, Inc.* (a)	49,025	503,977
Tuesday Morning Corp.*	18,982	113,322

		969,580

Multi-Utilities 0.5%
Avista Corp.	26,220	666,512
Black Hills Corp.	19,703	704,776
CH Energy Group, Inc.	6,660	433,100
NorthWestern Corp.	16,259	582,235

		2,386,623

Oil, Gas & Consumable Fuels 4.0%
Abraxas Petroleum Corp.* (a)	36,906	76,395
Adams Resources & Energy, Inc.	952	28,960

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Alon USA Energy, Inc.	4,418	$58,008
Amyris, Inc.* (a)	13,551	34,826
Apco Oil and Gas International, Inc.	4,144	52,670
Approach Resources, Inc.*	14,798	364,475
Arch Coal, Inc. (a)	94,348	751,010
Berry Petroleum Co., Class A	23,369	899,940
Bill Barrett Corp.*	21,410	490,503
Bonanza Creek Energy, Inc.*	4,419	109,459
BPZ Resources, Inc.* (a)	46,959	135,242
Callon Petroleum Co.*	17,703	101,261
Carrizo Oil & Gas, Inc.*	17,593	471,844
Ceres, Inc.* (a)	2,628	13,850
Clayton Williams Energy, Inc.* (a)	2,663	112,778
Clean Energy Fuels Corp.* (a)	29,695	340,008
Cloud Peak Energy, Inc.*	27,156	572,992
Comstock Resources, Inc.* (a)	21,387	366,146
Contango Oil & Gas Co.*	5,648	277,656
Crimson Exploration, Inc.*	9,753	35,306
Crosstex Energy, Inc.	18,364	251,220
CVR Energy, Inc.*	7,468	274,449
Delek US Holdings, Inc.	7,655	197,116
Emerald Oil, Inc.*	6,005	32,427
Endeavour International Corp.* (a)	20,779	150,856
Energy XXI (Bermuda) Ltd.	35,095	1,161,645
EPL Oil & Gas, Inc.*	12,305	266,280
Evolution Petroleum Corp.*	7,422	60,860
Forest Oil Corp.*	52,173	395,471
Frontline Ltd.* (a)	23,273	73,775
FX Energy, Inc.*	23,891	115,394
GasLog Ltd.*	10,573	122,012
Gastar Exploration Ltd.* (a)	26,469	29,645
Gevo, Inc.* (a)	13,371	27,009
Goodrich Petroleum Corp.* (a)	11,660	143,768
Green Plains Renewable Energy, Inc.* (a)	11,149	86,182
Gulfport Energy Corp.*	24,817	823,428
Halcon Resources Corp.*	49,511	320,336
Hallador Energy Co.	2,862	28,048
Harvest Natural Resources, Inc.*	16,591	144,839
Isramco, Inc.*	464	46,736
KiOR, Inc., Class A* (a)	11,833	78,098
Knightsbridge Tankers Ltd. (a)	10,934	69,650
Kodiak Oil & Gas Corp.*	117,719	1,087,724
Magnum Hunter Resources Corp.* (a)	66,187	252,834
Matador Resources Co.*	6,321	55,814
McMoRan Exploration Co.* (a)	45,254	539,880
Midstates Petroleum Co., Inc.*	10,758	66,377
Miller Energy Resources, Inc.* (a)	13,267	59,967
Nordic American Tankers Ltd. (a)	23,756	199,550
Northern Oil and Gas, Inc.* (a)	28,294	428,937
Oasis Petroleum, Inc.*	35,563	1,044,485
Overseas Shipholding Group, Inc. (a)	11,102	12,434
Panhandle Oil and Gas, Inc., Class A	3,119	84,463
PDC Energy, Inc.*	13,316	403,075

136	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Penn Virginia Corp.	23,169	$104,724
Petrocorp, Inc.* (b)	1,500	0
PetroQuest Energy, Inc.*	25,490	155,489
Quicksilver Resources, Inc.* (a)	52,591	203,527
Renewable Energy Group, Inc.* (a)	3,378	16,654
Rentech, Inc.*	94,146	242,897
Resolute Energy Corp.* (a)	21,631	192,083
REX American Resources Corp.*	2,620	46,138
Rex Energy Corp.* (a)	19,383	256,631
Rosetta Resources, Inc.*	23,540	1,083,782
Sanchez Energy Corp.*	5,195	93,822
Saratoga Resources, Inc.* (a)	8,701	43,157
Scorpio Tankers, Inc.*	16,831	91,729
SemGroup Corp., Class A*	18,678	721,718
Ship Finance International Ltd. (a)	21,185	325,825
Solazyme, Inc.*	14,708	119,135
Stone Energy Corp.*	22,048	520,112
Swift Energy Co.*	19,033	318,041
Synergy Resources Corp.*	17,403	73,963
Targa Resources Corp.	12,944	659,238
Teekay Tankers Ltd., Class A	28,286	97,304
Triangle Petroleum Corp.* (a)	19,896	127,135
Uranerz Energy Corp.* (a)	29,737	49,363
Uranium Energy Corp.* (a)	38,084	89,878
VAALCO Energy, Inc.*	25,983	212,281
W&T Offshore, Inc.	15,381	260,708
Warren Resources, Inc.*	32,141	91,602
Western Refining, Inc. (a)	25,616	637,070
Westmoreland Coal Co.* (a)	4,866	50,023
ZaZa Energy Corp.* (a)	11,137	16,149

		21,328,291

Paper & Forest Products 0.8%
Buckeye Technologies, Inc.	17,591	460,884
Clearwater Paper Corp.*	10,393	410,939
Deltic Timber Corp.	4,886	331,564
KapStone Paper and Packaging Corp.*	17,944	394,230
Louisiana-Pacific Corp.*	61,453	970,343
Neenah Paper, Inc.	7,104	183,994
P.H. Glatfelter Co. (a)	19,023	338,800
Resolute Forest Products* (a)	35,842	437,272
Schweitzer-Mauduit International, Inc.	13,912	487,337
Wausau Paper Corp.	19,848	164,143

		4,179,506

Personal Products 0.4%
Elizabeth Arden, Inc.*	11,240	530,303
Female Health Co. (The) (a)	8,708	60,956
Inter Parfums, Inc.	7,358	134,357
Medifast, Inc.*	6,154	157,050
Nature’s Sunshine Products, Inc.	5,073	87,205
Nutraceutical International Corp.*	3,909	61,997
Prestige Brands Holdings, Inc.*	22,365	388,927

Common Stocks (continued)

	Shares	Market Value

Personal Products (continued)
Revlon, Inc., Class A*	5,069	$78,063
Schiff Nutrition International, Inc.*	6,013	203,480
Synutra International, Inc.*	7,744	32,447
USANA Health Sciences, Inc.* (a)	2,683	115,745

		1,850,530

Pharmaceuticals 1.7%
Acura Pharmaceuticals, Inc.*	5,280	7,973
Akorn, Inc.* (a)	25,253	303,288
Ampio Pharmaceuticals, Inc.* (a)	10,600	42,400
Auxilium Pharmaceuticals, Inc.*	21,557	441,487
AVANIR Pharmaceuticals, Inc., Class A*	60,960	174,346
BioDelivery Sciences International, Inc.* (a)	9,509	48,591
Cadence Pharmaceuticals, Inc.* (a)	26,942	95,375
Cempra, Inc.*	1,787	11,991
Corcept Therapeutics, Inc.* (a)	21,093	52,732
Cornerstone Therapeutics, Inc.*	3,832	18,738
Cumberland Pharmaceuticals, Inc.* (a)	5,236	30,735
Depomed, Inc.*	25,018	141,352
Endocyte, Inc.*	13,298	127,262
Hi-Tech Pharmacal Co., Inc.*	4,808	150,731
Horizon Pharma, Inc.*	14,904	38,452
Impax Laboratories, Inc.*	29,889	635,141
Jazz Pharmaceuticals PLC*	18,543	996,315
Lannett Co., Inc.*	7,143	31,501
MAP Pharmaceuticals, Inc.* (a)	12,383	190,946
Medicines Co. (The)*	24,599	539,210
Medicis Pharmaceutical Corp., Class A	25,588	1,110,775
Nektar Therapeutics* (a)	51,033	459,297
Obagi Medical Products, Inc.*	8,482	104,583
Omeros Corp.*	11,122	104,547
Optimer Pharmaceuticals, Inc.* (a)	21,124	201,523
Pacira Pharmaceuticals, Inc.* (a)	8,291	131,661
Pain Therapeutics, Inc.*	16,974	79,269
Pernix Therapeutics Holdings, Inc.*	4,039	31,827
Pozen, Inc.*	11,822	70,814
Questcor Pharmaceuticals, Inc. (a)	23,905	609,099
Repros Therapeutics, Inc.* (a)	7,299	105,252
Sagent Pharmaceuticals, Inc.*	4,202	63,366
Santarus, Inc.*	24,601	224,607
SciClone Pharmaceuticals, Inc.*	25,506	140,538
Sucampo Pharmaceuticals, Inc., Class A*	4,921	24,556
Supernus Pharmaceuticals, Inc.* (a)	1,480	16,976
Transcept Pharmaceuticals, Inc.*	5,663	28,825
Ventrus Biosciences, Inc.* (a)	5,616	17,634
ViroPharma, Inc.*	31,104	785,376
Vivus, Inc.* (a)	44,552	663,825
XenoPort, Inc.*	19,179	157,843
Zogenix, Inc.* (a)	22,879	55,825

		9,266,584

2012 Annual Report	137

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services 1.2%
Acacia Research Corp.*	22,116	$574,353
Advisory Board Co. (The)*	15,248	724,280
Barrett Business Services, Inc.	3,133	93,457
CBIZ, Inc.*	17,053	94,133
CDI Corp.	6,159	105,873
Corporate Executive Board Co. (The)	14,959	672,557
CRA International, Inc.*	4,621	77,356
Dolan Co. (The)*	13,623	63,074
Exponent, Inc.*	5,940	326,581
Franklin Covey Co.*	6,200	74,524
FTI Consulting, Inc.*	18,665	484,543
GP Strategies Corp.*	6,664	128,282
Heidrick & Struggles International, Inc.	8,079	95,655
Hill International, Inc.*	9,906	33,581
Hudson Global, Inc.*	14,926	60,301
Huron Consulting Group, Inc.*	10,079	290,779
ICF International, Inc.*	8,931	163,884
Insperity, Inc.	10,142	264,808
Kelly Services, Inc., Class A	12,023	159,786
Kforce, Inc.*	12,933	144,203
Korn/Ferry International*	21,462	287,376
Mistras Group, Inc.*	7,015	154,961
Navigant Consulting, Inc.*	23,271	241,786
Odyssey Marine Exploration, Inc.* (a)	32,798	94,786
On Assignment, Inc.*	19,104	364,504
Pendrell Corp.*	69,672	82,910
Resources Connection, Inc.	19,084	235,497
RPX Corp.*	9,475	99,772
TrueBlue, Inc.*	18,145	236,792
VSE Corp.	1,834	43,374
WageWorks, Inc.*	2,904	56,309

		6,530,077

Real Estate Investment Trusts (REITs) 7.9%
Acadia Realty Trust	20,262	520,328
AG Mortgage Investment Trust, Inc.	10,024	240,075
Agree Realty Corp.	5,182	130,794
Alexander’s, Inc.	934	414,659
American Assets Trust, Inc.	14,870	404,018
American Capital Mortgage Investment Corp.	16,297	406,284
American Realty Capital Trust, Inc.	70,688	796,654
AmREIT, Inc., Class B	956	15,573
Anworth Mortgage Asset Corp.	61,993	380,637
Apollo Commercial Real Estate Finance, Inc.	9,366	158,379
Apollo Residential Mortgage, Inc.	10,899	241,631
Ares Commercial Real Estate Corp. (a)	3,449	58,219
ARMOUR Residential REIT, Inc.	133,058	958,018
Ashford Hospitality Trust, Inc.	24,005	206,203
Associated Estates Realty Corp.	22,136	331,819
Campus Crest Communities, Inc.	17,135	190,027
CapLease, Inc.	30,443	156,173

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Capstead Mortgage Corp.	44,125	$543,620
Cedar Realty Trust, Inc.	27,075	143,227
Chatham Lodging Trust	6,249	80,925
Chesapeake Lodging Trust	17,292	325,954
Colonial Properties Trust	39,034	844,305
Colony Financial, Inc.	17,906	358,299
Coresite Realty Corp.	9,232	209,843
Cousins Properties, Inc.	41,246	346,879
CreXus Investment Corp.	30,158	339,277
CubeSmart	54,938	720,787
CYS Investments, Inc.	78,649	1,055,470
DCT Industrial Trust, Inc.	111,156	716,956
DiamondRock Hospitality Co.	84,050	712,744
DuPont Fabros Technology, Inc.	27,389	587,768
Dynex Capital, Inc.	24,437	242,415
EastGroup Properties, Inc.	12,736	663,036
Education Realty Trust, Inc.	50,459	531,333
Entertainment Properties Trust	20,975	932,339
Equity One, Inc.	24,569	513,492
Excel Trust, Inc.	15,137	186,185
FelCor Lodging Trust, Inc.*	55,868	245,819
First Industrial Realty Trust, Inc.*	43,454	580,111
First Potomac Realty Trust	22,925	273,037
Franklin Street Properties Corp.	32,645	372,479
Getty Realty Corp. (a)	11,505	210,657
Gladstone Commercial Corp.	5,001	92,168
Glimcher Realty Trust	62,095	662,554
Government Properties Income Trust	18,683	414,576
Gramercy Capital Corp.*	20,589	59,914
Gyrodyne Co. of America, Inc.*	531	56,700
Healthcare Realty Trust, Inc.	38,606	906,855
Hersha Hospitality Trust	77,390	353,672
Highwoods Properties, Inc.	33,130	1,068,442
Hudson Pacific Properties, Inc.	16,120	305,796
Inland Real Estate Corp.	34,522	282,045
Invesco Mortgage Capital, Inc.	51,915	1,112,538
Investors Real Estate Trust	39,006	328,430
iStar Financial, Inc.*	37,899	330,858
Kite Realty Group Trust	25,863	141,471
LaSalle Hotel Properties	38,067	911,324
Lexington Realty Trust	57,660	547,193
LTC Properties, Inc.	13,720	452,897
Medical Properties Trust, Inc.	61,076	701,152
Mission West Properties, Inc.	8,202	67,913
Monmouth Real Estate Investment Corp., Class A	18,182	201,820
National Health Investors, Inc.	10,961	585,427
New York Mortgage Trust, Inc.	20,365	139,500
NorthStar Realty Finance Corp.	60,146	395,159
Omega Healthcare Investors, Inc.	47,422	1,087,861
One Liberty Properties, Inc.	5,226	98,719
Parkway Properties, Inc.	7,181	98,882
Pebblebrook Hotel Trust	25,669	544,696

138	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Pennsylvania Real Estate Investment Trust	25,161	$415,911
PennyMac Mortgage Investment Trust	26,312	669,377
Potlatch Corp.	18,046	694,410
PS Business Parks, Inc.	8,225	527,469
RAIT Financial Trust	22,495	125,522
Ramco-Gershenson Properties Trust	20,694	268,194
Redwood Trust, Inc.	35,535	553,991
Resource Capital Corp.	43,723	256,217
Retail Opportunity Investments Corp.	22,573	285,774
RLJ Lodging Trust	47,586	847,983
Rouse Properties, Inc. (a)	9,933	149,591
Sabra Health Care REIT, Inc.	16,682	370,674
Saul Centers, Inc.	3,403	147,248
Select Income REIT	4,129	102,028
Sovran Self Storage, Inc.	12,986	750,591
STAG Industrial, Inc.	13,807	239,137
Starwood Property Trust, Inc.	60,065	1,376,690
Strategic Hotels & Resorts, Inc.*	80,497	441,929
Summit Hotel Properties, Inc.	17,544	144,913
Sun Communities, Inc.	13,138	551,533
Sunstone Hotel Investors, Inc.*	61,177	604,429
Terreno Realty Corp.	5,939	90,629
Two Harbors Investment Corp.	124,934	1,490,463
UMH Properties, Inc.	6,035	63,428
Universal Health Realty Income Trust	5,063	250,315
Urstadt Biddle Properties, Inc., Class A	10,391	196,806
Washington Real Estate Investment Trust	29,680	763,073
Western Asset Mortgage Capital Corp.	7,854	168,468
Whitestone REIT	5,487	73,910
Winthrop Realty Trust	13,140	143,752

		42,059,465

Real Estate Management & Development 0.2%
AV Homes, Inc.*	4,422	65,004
Consolidated-Tomoka Land Co. (a)	1,909	62,653
Forestar Group, Inc.*	15,338	245,561
Kennedy-Wilson Holdings, Inc.	19,300	274,060
Tejon Ranch Co.*	5,927	177,454
Thomas Properties Group, Inc.	14,409	76,944
Zillow, Inc., Class A* (a)	1,516	56,638

		958,314

Road & Rail 1.3%
Amerco, Inc.	3,846	444,367
Arkansas Best Corp.	11,499	92,567
Avis Budget Group, Inc.*	47,296	781,803
Celadon Group, Inc.	9,047	154,704
Dollar Thrifty Automotive Group, Inc.*	12,514	963,578
Genesee & Wyoming, Inc., Class A*	19,733	1,430,050
Heartland Express, Inc.	21,279	296,842
Knight Transportation, Inc.	25,732	389,068
Marten Transport Ltd.	7,006	129,611
Old Dominion Freight Line, Inc.*	31,683	1,062,648

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Patriot Transportation Holding, Inc.*	2,827	$79,156
Quality Distribution, Inc.*	9,572	82,319
Roadrunner Transportation Systems, Inc.*	5,731	99,891
Saia, Inc.*	7,190	162,494
Swift Transportation Co.*	35,439	345,530
Universal Truckload Services, Inc.	2,405	38,095
Werner Enterprises, Inc.	19,682	455,835
Zipcar, Inc.*	12,040	75,491

		7,084,049

Semiconductors & Semiconductor Equipment 3.4%
Advanced Energy Industries, Inc.*	17,893	211,316
Alpha & Omega Semiconductor Ltd.*	7,653	65,204
Amkor Technology, Inc.* (a)	33,125	143,100
ANADIGICS, Inc.* (a)	31,643	46,199
Applied Micro Circuits Corp.*	27,731	160,840
ATMI, Inc.*	14,329	282,998
Axcelis Technologies, Inc.*	48,341	44,305
AXT, Inc.*	14,513	46,587
Brooks Automation, Inc.	29,769	214,932
Cabot Microelectronics Corp.	10,463	311,797
Cavium, Inc.* (a)	22,183	736,032
Ceva, Inc.*	10,421	157,878
Cirrus Logic, Inc.*	28,785	1,173,277
Cohu, Inc.	10,868	95,638
Cymer, Inc.*	13,683	1,090,398
Diodes, Inc.*	15,939	241,635
DSP Group, Inc.*	9,688	53,284
Entegris, Inc.*	61,030	501,056
Entropic Communications, Inc.*	39,524	190,110
Exar Corp.*	16,681	142,623
First Solar, Inc.* (a)	26,795	651,386
FormFactor, Inc.*	22,160	101,050
GSI Technology, Inc.*	9,187	51,355
GT Advanced Technologies, Inc.* (a)	53,086	230,393
Hittite Microwave Corp.*	13,845	784,181
Inphi Corp.*	10,495	87,843
Integrated Device Technology, Inc.*	62,959	342,497
Integrated Silicon Solution, Inc.*	12,274	104,943
Intermolecular, Inc.*	6,218	43,588
International Rectifier Corp.*	30,728	475,977
Intersil Corp., Class A	56,550	398,677
IXYS Corp.*	11,071	105,396
Kopin Corp.*	29,896	112,409
Lattice Semiconductor Corp.*	52,944	205,423
LTX-Credence Corp.*	21,905	122,011
M/A-COM Technology Solutions Holdings, Inc.*	2,721	33,985
Mattson Technology, Inc.*	26,176	23,493
MaxLinear, Inc., Class A*	9,820	55,778
MEMC Electronic Materials, Inc.*	103,527	260,888
Micrel, Inc.	21,825	211,484
Microsemi Corp.*	39,618	760,666

2012 Annual Report	139

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Mindspeed Technologies, Inc.*	16,209	$55,273
MIPS Technologies, Inc.*	21,523	150,446
MKS Instruments, Inc.	23,380	552,469
Monolithic Power Systems, Inc.*	13,706	266,308
MoSys, Inc.*	15,063	60,855
Nanometrics, Inc.*	10,549	145,154
NeoPhotonics Corp.*	8,678	45,559
NVE Corp.*	2,144	111,059
OmniVision Technologies, Inc.* (a)	23,504	336,107
PDF Solutions, Inc.*	10,860	143,786
Peregrine Semiconductor Corp.*	2,577	45,639
Pericom Semiconductor Corp.*	10,687	82,610
Photronics, Inc.*	27,139	132,710
PLX Technology, Inc.*	20,260	87,726
Power Integrations, Inc. (a)	12,379	366,171
QuickLogic Corp.* (a)	18,605	48,745
Rambus, Inc.* (a)	49,531	239,730
RF Micro Devices, Inc.*	123,664	545,358
Rubicon Technology, Inc.* (a)	7,725	67,130
Rudolph Technologies, Inc.*	14,425	137,182
Semtech Corp.*	29,224	729,723
Sigma Designs, Inc.*	14,833	88,108
Silicon Image, Inc.*	37,366	164,410
Spansion, Inc., Class A*	21,656	240,165
STR Holdings, Inc.* (a)	13,541	29,113
SunPower Corp.*	17,809	76,757
Supertex, Inc.*	4,616	88,212
Tessera Technologies, Inc.	23,298	330,133
TriQuint Semiconductor, Inc.*	74,951	352,270
Ultra Clean Holdings, Inc.*	10,451	48,388
Ultratech, Inc.*	11,575	357,783
Veeco Instruments, Inc.* (a)	17,320	531,724
Volterra Semiconductor Corp.*	11,393	207,011

		17,936,446

Software 3.9%
Accelrys, Inc.*	24,912	222,962
ACI Worldwide, Inc.*	17,638	689,646
Actuate Corp.*	22,118	117,889
Advent Software, Inc.*	14,034	304,538
American Software, Inc., Class A	10,523	86,183
Aspen Technology, Inc.*	41,746	1,034,466
AVG Technologies NV* (a)	3,603	37,795
Blackbaud, Inc.	20,097	477,706
Bottomline Technologies, Inc.*	15,547	363,800
BroadSoft, Inc.* (a)	12,252	468,271
Callidus Software, Inc.* (a)	15,562	72,208
CommVault Systems, Inc.*	19,933	1,245,214
Comverse Technology, Inc.*	97,419	641,991
Digimarc Corp.	3,176	62,377
Ebix, Inc. (a)	12,698	276,689
Ellie Mae, Inc.*	11,262	281,550
Eloqua, Inc.*	4,094	95,513

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Envivio, Inc.* (a)	3,565	$7,665
EPIQ Systems, Inc.	14,122	172,430
ePlus, Inc.*	1,776	63,527
Exa Corp.* (a)	2,476	30,603
Fair Isaac Corp.	15,298	712,887
FalconStor Software, Inc.*	14,329	31,810
Gerber Scientific, Inc.* (a)(b)	11,566	0
Glu Mobile, Inc.* (a)	24,330	77,126
Guidance Software, Inc.*	6,416	78,147
Guidewire Software, Inc.*	8,695	266,415
Imperva, Inc.*	4,369	137,755
Infoblox, Inc.*	3,480	57,803
Interactive Intelligence Group, Inc.*	6,591	209,001
JDA Software Group, Inc.*	18,965	723,325
Jive Software, Inc.* (a)	7,274	81,469
Kenexa Corp.*	12,193	560,390
Manhattan Associates, Inc.*	9,060	543,600
Mentor Graphics Corp.*	41,530	644,546
MicroStrategy, Inc., Class A*	3,798	358,797
Monotype Imaging Holdings, Inc.	16,418	251,360
Netscout Systems, Inc.*	16,283	402,679
OPNET Technologies, Inc.	6,711	284,748
Parametric Technology Corp.*	53,086	1,071,275
Pegasystems, Inc. (a)	7,726	181,329
Pervasive Software, Inc.*	5,864	50,313
Progress Software Corp.*	27,981	551,785
Proofpoint, Inc.*	2,835	37,450
PROS Holdings, Inc.*	9,814	189,705
QAD, Inc., Class A*	2,830	34,611
QLIK Technologies, Inc.*	38,070	700,869
RealPage, Inc.* (a)	15,768	344,215
Rosetta Stone, Inc.*	4,877	57,110
Sapiens International Corp. NV*	6,077	20,966
Seachange International, Inc.*	12,817	115,994
Sourcefire, Inc.*	13,199	564,785
SS&C Technologies Holdings, Inc.*	15,070	362,132
Synchronoss Technologies, Inc.* (a)	12,092	247,765
Take-Two Interactive Software, Inc.*	34,417	383,750
Tangoe, Inc.*	13,381	172,882
TeleNav, Inc.*	7,395	52,061
TiVo, Inc.*	55,501	563,335
Tyler Technologies, Inc.*	13,436	642,375
Ultimate Software Group, Inc.*	11,848	1,200,913
VASCO Data Security International, Inc.*	12,664	89,661
Verint Systems, Inc.*	9,503	259,147
VirnetX Holding Corp.* (a)	18,716	562,416
Websense, Inc.*	16,480	217,866

		20,849,591

Specialty Retail 3.5%
Aeropostale, Inc.*	36,228	432,925
America’s Car-Mart, Inc.*	3,597	150,570
Ann, Inc.*	21,798	766,418

140	Annual Report 2012

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Asbury Automotive Group, Inc.*	12,351	$391,774
Barnes & Noble, Inc.* (a)	12,692	213,733
bebe stores, inc.	16,646	67,416
Big 5 Sporting Goods Corp.	7,498	66,957
Body Central Corp.*	7,270	72,627
Brown Shoe Co., Inc.	19,243	303,655
Buckle, Inc. (The)	12,382	559,295
Cabela’s, Inc.*	20,777	931,017
Casual Male Retail Group, Inc.*	18,842	72,730
Cato Corp. (The), Class A	12,054	342,093
Children’s Place Retail Stores, Inc. (The)*	10,831	632,855
Citi Trends, Inc.*	6,643	81,576
Conn’s, Inc.* (a)	7,015	177,690
Destination Maternity Corp.	5,998	113,722
Express, Inc.*	39,860	443,642
Finish Line, Inc. (The), Class A	22,664	471,525
Five Below, Inc.*	4,863	161,160
Francesca’s Holdings Corp.* (a)	15,497	457,626
Genesco, Inc.*	10,836	620,903
Group 1 Automotive, Inc. (a)	10,215	633,432
Haverty Furniture Cos., Inc.	8,587	128,891
hhgregg, Inc.* (a)	6,949	41,972
Hibbett Sports, Inc.*	11,724	632,979
Hot Topic, Inc.	18,951	162,979
Jos. A. Bank Clothiers, Inc.*	12,411	580,711
Kirkland’s, Inc.*	6,127	58,758
Lithia Motors, Inc., Class A	9,586	327,841
Lumber Liquidators Holdings, Inc.* (a)	12,292	686,139
MarineMax, Inc.*	9,206	75,765
Mattress Firm Holding Corp.* (a)	4,943	158,225
Men’s Wearhouse, Inc. (The)	22,713	744,759
Monro Muffler Brake, Inc. (a)	13,741	466,095
New York & Co., Inc.*	12,643	42,607
Office Depot, Inc.*	124,781	309,457
OfficeMax, Inc.	38,829	285,393
Orchard Supply Hardware Stores Corp., Class A* (a)	831	10,321
Penske Automotive Group, Inc.	18,899	578,309
Pep Boys-Manny, Moe & Jack (The)	23,716	236,923
Perfumania Holdings, Inc.*	2,249	12,797
Pier 1 Imports, Inc.	43,382	884,993
RadioShack Corp. (a)	44,548	99,788
Rent-A-Center, Inc.	26,362	878,645
rue21, inc.* (a)	6,942	209,024
Select Comfort Corp.*	25,312	704,433
Shoe Carnival, Inc.	6,411	149,889
Sonic Automotive, Inc., Class A	17,760	344,544
Stage Stores, Inc.	13,731	336,410
Stein Mart, Inc.*	12,135	95,381
Systemax, Inc.*	4,948	54,131
Teavana Holdings, Inc.*	3,946	41,630
Tilly’s, Inc., Class A*	4,114	66,400
Vitamin Shoppe, Inc.*	13,092	749,386

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
West Marine, Inc.*	6,792	$70,229
Wet Seal, Inc. (The), Class A*	40,380	115,487
Winmark Corp.	1,018	54,239
Zumiez, Inc.* (a)	9,632	243,786

		18,804,657

Textiles, Apparel & Luxury Goods 1.5%
Cherokee, Inc.	3,744	53,951
Columbia Sportswear Co. (a)	5,420	305,688
Crocs, Inc.*	40,028	504,353
Culp, Inc.	3,847	48,626
Delta Apparel, Inc.*	3,185	48,221
Fifth & Pacific Cos., Inc.*	48,503	532,563
G-III Apparel Group Ltd.*	7,448	275,278
Iconix Brand Group, Inc.*	31,496	582,991
Jones Group, Inc. (The) (a)	36,465	430,652
K-Swiss, Inc., Class A* (a)	12,090	27,565
Maidenform Brands, Inc.*	10,546	197,316
Movado Group, Inc.	7,913	250,763
Oxford Industries, Inc.	6,203	344,142
Perry Ellis International, Inc.*	5,324	109,887
Quiksilver, Inc.*	58,576	187,443
RG Barry Corp.	3,959	60,335
Skechers U.S.A., Inc., Class A*	16,988	282,001
Steven Madden Ltd.*	17,517	751,830
True Religion Apparel, Inc.	11,329	290,589
Tumi Holdings, Inc.* (a)	9,679	216,809
Unifi, Inc.*	6,363	89,273
Vera Bradley, Inc.* (a)	8,779	261,702
Warnaco Group, Inc. (The)*	18,314	1,292,602
Wolverine World Wide, Inc. (a)	21,640	906,067

		8,050,647

Thrifts & Mortgage Finance 1.7%
Astoria Financial Corp.	38,617	387,328
Bank Mutual Corp.	20,916	94,331
BankFinancial Corp.	9,487	76,181
Beneficial Mutual Bancorp, Inc.*	14,894	141,195
Berkshire Hills Bancorp, Inc.	10,357	243,182
BofI Holding, Inc.*	4,698	132,108
Brookline Bancorp, Inc.	31,495	267,078
Cape Bancorp, Inc.*	5,255	46,559
Charter Financial Corp.	3,026	29,564
Clifton Savings Bancorp, Inc.	3,843	42,504
Dime Community Bancshares, Inc.	14,127	204,841
Doral Financial Corp.*	57,852	54,954
ESB Financial Corp. (a)	4,751	64,091
ESSA Bancorp, Inc.	4,093	41,257
EverBank Financial Corp.	10,045	153,086
Federal Agricultural Mortgage Corp., Class C	4,524	127,441
First Defiance Financial Corp.	4,372	77,384

2012 Annual Report	141

Statement of Investments (Continued)

October 31, 2012

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
First Federal Bancshares of Arkansas, Inc.* (a)	1,538	$15,457
First Financial Holdings, Inc.	7,459	105,172
First Financial Northwest, Inc.* (a)	7,120	56,248
First PacTrust Bancorp, Inc.	4,773	56,130
Flushing Financial Corp.	13,882	215,865
Fox Chase Bancorp, Inc.	5,709	88,832
Franklin Financial Corp.*	6,433	110,841
Heritage Financial Group, Inc.	3,839	51,366
Hingham Institution for Savings (a)	545	37,033
Home Bancorp, Inc.*	3,035	57,392
Home Federal Bancorp, Inc.	7,054	80,557
Home Loan Servicing Solutions Ltd. (a)	12,881	249,891
HomeStreet, Inc.*	1,948	87,231
Kaiser Federal Financial Group, Inc.	4,006	61,813
Kearny Financial Corp.	6,781	64,080
Meridian Interstate Bancorp, Inc.*	3,930	66,378
MGIC Investment Corp.* (a)	84,669	145,631
NASB Financial, Inc.* (a)	1,854	42,457
Nationstar Mortgage Holdings, Inc.* (a)	8,532	308,261
Northfield Bancorp, Inc.	6,716	109,068
Northwest Bancshares, Inc.	43,449	517,043
OceanFirst Financial Corp.	6,504	90,666
Ocwen Financial Corp.*	47,955	1,849,624
Oritani Financial Corp.	20,443	312,369
Peoples Federal Bancshares, Inc. (a)	2,682	45,728
Provident Financial Holdings, Inc.	4,306	63,600
Provident Financial Services, Inc.	26,744	401,160
Provident New York Bancorp	16,927	154,543
Radian Group, Inc. (a)	59,919	281,020
Rockville Financial, Inc.	12,891	171,321
Roma Financial Corp.	3,435	30,262
SI Financial Group, Inc.	4,706	51,766
Territorial Bancorp, Inc.	4,965	112,209
Tree.com, Inc.*	2,776	40,113
TrustCo Bank Corp. NY	42,284	235,945
United Financial Bancorp, Inc.	7,018	107,867
ViewPoint Financial Group, Inc.	14,900	309,920
Walker & Dunlop, Inc.*	5,182	86,073
Waterstone Financial, Inc.*	3,202	17,291
Westfield Financial, Inc.	11,137	81,189
WSFS Financial Corp.	3,408	144,346

		9,296,842

Tobacco 0.2%
Alliance One International, Inc.*	38,990	118,530
Star Scientific, Inc.* (a)	65,450	198,313
Universal Corp.	10,348	512,847
Vector Group Ltd.	24,914	410,084

		1,239,774

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors 1.0%
Aceto Corp.	11,997	$120,210
Aircastle Ltd.	26,354	293,320
Applied Industrial Technologies, Inc.	18,833	764,432
Beacon Roofing Supply, Inc.*	20,894	675,712
BlueLinx Holdings, Inc.*	10,676	22,526
CAI International, Inc.*	5,747	127,354
DXP Enterprises, Inc.*	3,956	194,754
Edgen Group, Inc.*	6,688	50,896
H&E Equipment Services, Inc.	12,899	196,323
Houston Wire & Cable Co.	8,048	89,091
Kaman Corp.	11,715	435,798
Rush Enterprises, Inc., Class A*	14,914	283,366
SeaCube Container Leasing Ltd.	4,879	90,359
TAL International Group, Inc. (a)	12,944	441,908
Textainer Group Holdings Ltd. (a)	6,064	183,133
Titan Machinery, Inc.* (a)	7,585	179,385
Watsco, Inc.	13,104	895,658
Willis Lease Finance Corp.*	2,345	33,346

		5,077,571

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.* (a)	7,939	105,986

Water Utilities 0.3%
American States Water Co.	8,473	372,982
Artesian Resources Corp., Class A	3,335	76,738
Cadiz, Inc.*	5,799	49,871
California Water Service Group	18,830	346,849
Connecticut Water Service, Inc.	3,859	118,201
Consolidated Water Co., Ltd.	6,558	51,480
Middlesex Water Co.	7,106	137,430
SJW Corp.	6,382	154,700
York Water Co. (The) (a)	5,757	99,999

		1,408,250

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.* (a)	7,164	52,440
Leap Wireless International, Inc.* (a)	24,187	129,159
NTELOS Holdings Corp.	6,737	102,739
Shenandoah Telecommunications Co.	10,633	167,151
USA Mobility, Inc.	10,058	111,141

		562,630

Total Common Stocks (cost $458,881,950)		523,212,055

142	Annual Report 2012

Warrant 0.0%†

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring at an exercise price of $10.50 on 10/14/2013* (a)(b)	5,139	$0

Total Warrant (cost $—)		0

Mutual Funds 1.7%

	Shares	Market Value

Equity Fund 0.0%†
Firsthand Technology Value Fund, Inc.* (a)	3,841	68,908

Money Market Fund 1.7%
Fidelity Institutional Money Market Fund — Institutional Class, 0.20% (c)	8,911,282	8,911,282

Total Mutual Funds (cost $8,984,280)		8,980,190

Repurchase Agreements 12.2%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.26%, dated 10/31/12, due 11/01/12, repurchase price $20,753,724, collateralized by U.S. Government Agency Mortgage Securities ranging from 1.63% - 13.00%, maturing 01/15/13 - 10/20/42; total market value $21,168,645. (d)	$20,753,574	20,753,574
BNP Paribas Securities Corp., 0.30%, dated 10/31/12, due 11/01/12, repurchase price $34,000,283, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 6.25%, maturing 04/01/13 - 05/15/29; total market value $34,680,059. (d)	34,000,000	34,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.28%, dated 10/31/12, due 11/01/12, repurchase price $10,000,078, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 11/01/12 - 12/27/12; total market value $10,200,085. (d)	$10,000,000	$10,000,000

Total Repurchase Agreements (cost $64,753,574)		64,753,574

Total Investments (cost $532,619,804) (e) — 112.1%		596,945,819

Liabilities in excess of other assets — (12.1%)		(64,464,299)

NET ASSETS — 100.0%		$532,481,520

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2012. The total value of securities on loan at October 31, 2012 was $62,836,428.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of October 31, 2012.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2012 was $64,753,574.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At October 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
115	Russell 2000 Mini Index	12/21/12	$9,387,450	$(204,009)

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	143

Statement of Assets and Liabilities

October 31, 2012

Nationwide Small Cap Index Fund
Assets:
Investments, at value* (cost $467,866,230)	$532,192,245
Repurchase agreements, at value and cost	64,753,574

Total Investments	596,945,819

Cash	71
Deposits with broker for futures contracts	531,000
Dividends receivable	215,757
Security lending income receivable	115,938
Receivable for investments sold	1,325,668
Receivable for capital shares issued	261,260
Receivable for variation margin on futures contracts	48,855
Prepaid expenses	13,981

Total Assets	599,458,349

Liabilities:
Payable for investments purchased	1,355,201
Payable for capital shares redeemed	665,085
Payable upon return of securities loaned (Note 2)	64,753,574
Accrued expenses and other payables:
Investment advisory fees	86,731
Fund administration fees	25,316
Distribution fees	23,253
Administrative servicing fees	22,330
Accounting and transfer agent fees	8,228
Trustee fees	1,588
Custodian fees	3,077
Compliance program costs (Note 3)	313
Professional fees	14,695
Printing fees	2,462
Recoupment fees	11,263
Other	3,713

Total Liabilities	66,976,829

Net Assets	$532,481,520

Represented by:
Capital	$472,086,452
Accumulated undistributed net investment income	2,858,720
Accumulated net realized losses from investment and futures transactions	(6,585,658)
Net unrealized appreciation/(depreciation) from investments	64,326,015
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(204,009)

Net Assets	$532,481,520

*	Includes value of securities on loan of $62,836,428 (Note 2).

144	Annual Report 2012

Nationwide Small Cap Index Fund
Net Assets:
Class A Shares	$101,814,470
Class B Shares	48,918
Class C Shares	1,537,462
Class R2 Shares	1,440
Institutional Class Shares	429,079,230

Total	$532,481,520

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,450,070
Class B Shares	4,129
Class C Shares	130,366
Class R2 Shares	120
Institutional Class Shares	35,221,863

Total	43,806,548

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.05
Class B Shares (a)	$11.85
Class C Shares (b)	$11.79
Class R2 Shares	$12.00
Institutional Class Shares	$12.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.79

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	145

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$7,933,668
Income from securities lending (Note 2)	1,444,230
Other income	10,771
Foreign tax withholding	(9,719)

Total Income	9,378,950

EXPENSES:
Investment advisory fees	1,015,211
Fund administration fees	206,471
Distribution fees Class A	277,993
Distribution fees Class B	624
Distribution fees Class C	14,662
Distribution fees Class R2	7
Administrative servicing fees Class A	165,649
Registration and filing fees	58,335
Professional fees	40,082
Printing fees	14,775
Trustee fees	20,183
Custodian fees	19,376
Accounting and transfer agent fees	57,795
Compliance program costs (Note 3)	1,785
Recoupment fees (Note 3)	24,762
Other	19,887

Total expenses before earnings credit and fees waived	1,937,597

Earnings credit (Note 6)	(408)
Investment advisory fees waived (Note 3)	(16,573)

Net Expenses	1,920,616

NET INVESTMENT INCOME	7,458,334

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,866,207
Net realized gains from futures transactions (Note 2)	2,937,736

Net realized gains from investment and futures transactions	8,803,943

Net change in unrealized appreciation/(depreciation) from investments	44,844,139
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,142,615)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	43,701,524

Net realized/unrealized gains from investments and futures contracts	52,505,467

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$59,963,801

The accompanying notes are an integral part of these financial statements.

146	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$7,458,334	$5,577,101
Net realized gains from investment and futures transactions	8,803,943	28,863,488
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	43,701,524	1,888,946

Change in net assets resulting from operations	59,963,801	36,329,535

Distributions to Shareholders From:
Net investment income:
Class A	(828,798)	(1,005,089)
Class B	(199)	(214)
Class C	(3,570)	(2,902)
Class R2	(8)	(6)
Institutional Class	(4,309,467)	(3,670,643)
Net realized gains:
Class A	(4,880,417)	–
Class B	(2,472)	–
Class C	(46,523)	–
Class R2	(42)	–
Institutional Class	(13,674,401)	–

Change in net assets from shareholder distributions	(23,745,897)	(4,678,854)

Change in net assets from capital transactions	(64,374,210)	41,376,356

Change in net assets	(28,156,306)	73,027,037

Net Assets:
Beginning of year	560,637,826	487,610,789

End of year	$532,481,520	$560,637,826

Accumulated undistributed net investment income at end of year	$2,858,720	$766,000

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,840,718	$33,103,722
Dividends reinvested	5,477,805	964,160
Cost of shares redeemed	(76,454,735)	(72,140,949)

Total Class A Shares	(50,136,212)	(38,073,067)

Class B Shares
Proceeds from shares issued	176	3,178
Dividends reinvested	2,494	205
Cost of shares redeemed	(32,247)	(83,319)

Total Class B Shares	(29,577)	(79,936)

Class C Shares
Proceeds from shares issued	268,175	423,115
Dividends reinvested	45,377	2,608
Cost of shares redeemed	(223,246)	(156,906)

Total Class C Shares	90,306	268,817

2012 Annual Report	147

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$53	$1
Dividends reinvested	50	6
Cost of shares redeemed	–	(1)

Total Class R2 Shares	103	6

Institutional Class Shares
Proceeds from shares issued	55,952,419	128,059,843
Dividends reinvested	17,983,868	3,670,643
Cost of shares redeemed	(88,235,117)	(52,469,950)

Total Institutional Class Shares	(14,298,830)	79,260,536

Change in net assets from capital transactions	$(64,374,210)	$41,376,356

SHARE TRANSACTIONS:
Class A Shares
Issued	1,785,782	2,821,676
Reinvested	524,486	82,274
Redeemed	(6,816,630)	(5,885,711)

Total Class A Shares	(4,506,362)	(2,981,761)

Class B Shares
Issued	17	289
Reinvested	243	17
Redeemed	(2,826)	(7,233)

Total Class B Shares	(2,566)	(6,927)

Class C Shares
Issued	23,142	37,841
Reinvested	4,452	221
Redeemed	(19,328)	(13,932)

Total Class C Shares	8,266	24,130

Class R2 Shares
Issued	4	–
Reinvested	5	1
Redeemed	–	–

Total Class R2 Shares	9	1

Institutional Class Shares
Issued	4,857,328	10,994,709
Reinvested	1,685,239	311,696
Redeemed	(7,561,244)	(4,389,792)

Total Institutional Class Shares	(1,018,677)	6,916,613

Total change in shares	(5,519,330)	3,952,056

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

148	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$11.28	0.13	1.09	1.22	(0.07)	(0.38)	(0.45)	–	$12.05	11.45%		$101,814,470	0.68%	1.12%	0.68%	26.98%
Year Ended October 31, 2011 (d)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	–	$11.28	6.35%		$146,164,624	0.66%	0.75%	0.68%	24.19%
Year Ended October 31, 2010 (d)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	–	$10.67	26.03%		$170,128,967	0.68%	0.73%	0.72%	19.55%
Year Ended October 31, 2009 (d)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%		$122,390,936	0.72%	0.86%	0.82%	22.56%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34.65%	)	$95,789,525	0.65%	0.75%	0.71%	37.88%

Class B Shares
Year Ended October 31, 2012 (d)	$11.12	0.06	1.08	1.14	(0.03)	(0.38)	(0.41)	–	$11.85	10.82%		$48,918	1.28%	0.49%	1.28%	26.98%
Year Ended October 31, 2011 (d)	$10.54	0.02	0.58	0.60	(0.02)	–	(0.02)	–	$11.12	5.69%		$74,435	1.27%	0.18%	1.28%	24.19%
Year Ended October 31, 2010 (d)	$8.44	0.01	2.12	2.13	(0.03)	–	(0.03)	–	$10.54	25.30%		$143,564	1.29%	0.12%	1.34%	19.55%
Year Ended October 31, 2009 (d)	$8.16	0.03	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%		$188,301	1.30%	0.42%	1.41%	22.56%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35.08%	)	$286,977	1.30%	0.10%	1.36%	37.88%

Class C Shares
Year Ended October 31, 2012 (d)	$11.07	0.06	1.07	1.13	(0.03)	(0.38)	(0.41)	–	$11.79	10.76%		$1,537,462	1.28%	0.50%	1.28%	26.98%
Year Ended October 31, 2011 (d)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	–	$11.07	5.67%		$1,351,735	1.27%	0.16%	1.28%	24.19%
Year Ended October 31, 2010 (d)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	–	$10.50	25.20%		$1,028,779	1.29%	0.11%	1.33%	19.55%
Year Ended October 31, 2009 (d)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%		$623,587	1.30%	0.24%	1.40%	22.56%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35.06%	)	$404,580	1.30%	0.13%	1.36%	37.88%

Class R2 Shares(e)
Year Ended October 31, 2012 (d)	$11.25	0.12	1.08	1.20	(0.07)	(0.38)	(0.45)	–	$12.00	11.29%		$1,440	0.78%	1.01%	0.78%	26.98%
Year Ended October 31, 2011 (d)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	–	$11.25	6.14%		$1,249	0.78%	0.63%	0.78%	24.19%
Year Ended October 31, 2010 (d)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	–	$10.65	25.88%		$1,172	0.78%	0.62%	0.84%	19.55%
Year Ended October 31, 2009 (d)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%		$734	0.89%	0.49%	0.92%	22.56%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34.72%	)	$690	0.71%	0.67%	0.79%	37.88%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$11.40	0.18	1.10	1.28	(0.12)	(0.38)	(0.50)	–	$12.18	11.85%		$429,079,230	0.28%	1.50%	0.28%	26.98%
Year Ended October 31, 2011 (d)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	–	$11.40	6.74%		$413,045,783	0.27%	1.15%	0.28%	24.19%
Year Ended October 31, 2010 (d)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	–	$10.79	26.51%		$316,308,307	0.29%	1.11%	0.33%	19.55%
Year Ended October 31, 2009 (d)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%		$244,252,273	0.30%	1.26%	0.41%	22.56%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34.45%	)	$191,937,321	0.30%	1.13%	0.36%	37.88%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	149

Notes to Financial Statements

October 31, 2012

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2012, the Trust operates thirty-three (33) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m.

150	Annual Report 2012

Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”) and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations and provide recommendations to the Board of Trustees’ Valuation Committee. The FVC follows guidelines approved by the Board of Trustees to make fair value determinations when values provided by vendor pricing sources are unavailable or have become unreliable. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Securities may be fair valued under procedures approved by the Board of Trustees in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. A fair value determination may also take into account other factors, including, but not limited to the size of a Fund’s holdings, related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other relevant information relevant to the investment. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

2012 Annual Report	151

Notes to Financial Statements (Continued)

October 31, 2012

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2012:

Bond Index

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$3,421,723	$—	$3,421,723
Commercial Mortgage Backed Securities	—	25,168,647	—	25,168,647
Corporate Bonds	—	306,585,216	—	306,585,216
Municipal Bonds	—	12,957,649	—	12,957,649
Sovereign Bonds	—	35,498,578	—	35,498,578
U.S. Government Mortgage Backed Agencies	—	403,346,696	—	403,346,696
U.S. Government Sponsored & Agency Obligations	—	59,983,327	—	59,983,327
U.S. Treasury Bonds	—	76,779,214	—	76,779,214
U.S. Treasury Notes	—	412,161,016	—	412,161,016
Yankee Dollars	—	7,651,621	—	7,651,621
Common Stocks	$—	$1,343,553,687	$—	$1,343,553,687
Mutual Fund	81,400,856	—	—	81,400,856
Repurchase Agreement	—	5,049,664	—	5,049,664
Total Assets	$81,400,856	$1,348,603,351	$—	$1,430,004,207
Liabilities:
U.S. Government Mortgage Backed Agencies	—	(2,158,437)	—	(2,158,437)
Total Liabilities	$—	$(2,158,437)	$—	$(2,158,437)
Total	$81,400,856	$1,346,444,914	$—	$1,427,845,770
International Index

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$12,551,539	$—	$12,551,539
Air Freight & Logistics	—	4,133,919	—	4,133,919
Airlines	—	2,921,313	—	2,921,313
Auto Components	—	12,742,064	—	12,742,064
Automobiles	—	42,569,928	—	42,569,928
Beverages	—	38,101,078	—	38,101,078
Biotechnology	—	5,112,444	—	5,112,444
Building Products	—	7,773,682	—	7,773,682
Capital Markets	—	27,810,396	—	27,810,396
Chemicals	—	54,225,055	—	54,225,055
Commercial Banks	—	184,273,410	—	184,273,410
Commercial Services & Supplies	—	9,360,775	—	9,360,775
Communications Equipment	—	5,599,520	—	5,599,520
Computers & Peripherals	—	5,028,045	—	5,028,045
Construction & Engineering	—	9,999,342	—	9,999,342
Construction Materials	—	8,969,204	—	8,969,204
Consumer Finance	—	670,327	—	670,327
Containers & Packaging	—	2,550,736	—	2,550,736
Distributors	—	1,967,493	—	1,967,493
Diversified Consumer Services	—	452,785	—	452,785

152	Annual Report 2012

Asset Type (Continued)	Level 1	Level 2	Level 3	Total
Common Stocks (Continued)
Diversified Financial Services	$—	$17,341,775	$—	$17,341,775
Diversified Telecommunication Services	—	44,344,330	—	44,344,330
Electric Utilities	—	23,138,709	—	23,138,709
Electrical Equipment	—	18,402,308	—	18,402,308
Electronic Equipment, Instruments & Components	—	15,619,303	—	15,619,303
Energy Equipment & Services	—	14,502,062	—	14,502,062
Food & Staples Retailing	—	32,613,451	—	32,613,451
Food Products	—	62,027,141	—	62,027,141
Gas Utilities	—	8,130,539	—	8,130,539
Health Care Equipment & Supplies	—	9,972,986	—	9,972,986
Health Care Providers & Services	—	6,709,400	—	6,709,400
Hotels, Restaurants & Leisure	—	16,398,184	—	16,398,184
Household Durables	—	6,965,991	—	6,965,991
Household Products	—	9,329,670	—	9,329,670
Independent Power Producers & Energy Traders	—	832,805	—	832,805
Industrial Conglomerates	—	24,577,883	—	24,577,883
Information Technology Services	—	4,315,211	—	4,315,211
Insurance	—	71,654,230	—	71,654,230
Internet & Catalog Retail	—	940,272	—	940,272
Internet Software & Services	—	1,672,444	—	1,672,444
Leisure Equipment & Products	—	3,362,698	—	3,362,698
Life Sciences Tools & Services	—	943,624	—	943,624
Machinery	—	40,528,458	—	40,528,458
Marine	—	4,092,565	—	4,092,565
Media	—	18,711,229	—	18,711,229
Metals & Mining	—	75,601,725	—	75,601,725
Multiline Retail	—	6,360,505	—	6,360,505
Multi-Utilities	—	24,949,056	—	24,949,056
Office Electronics	—	6,751,233	—	6,751,233
Oil, Gas & Consumable Fuels	—	107,153,424	—	107,153,424
Paper & Forest Products	—	2,001,345	—	2,001,345
Personal Products	—	8,202,703	—	8,202,703
Pharmaceuticals	—	126,919,048	—	126,919,048
Professional Services	—	9,072,948	—	9,072,948
Real Estate Investment Trusts (REITs)	—	24,446,101	—	24,446,101
Real Estate Management & Development	—	30,133,235	—	30,133,235
Road & Rail	—	16,006,938	—	16,006,938
Semiconductors & Semiconductor Equipment	—	9,672,251	—	9,672,251
Software	—	15,038,958	—	15,038,958
Specialty Retail	—	13,746,190	—	13,746,190
Textiles, Apparel & Luxury Goods	—	19,542,228	—	19,542,228
Tobacco	—	23,814,145	—	23,814,145
Trading Companies & Distributors	—	18,268,474	—	18,268,474
Transportation Infrastructure	—	6,208,025	—	6,208,025
Water Utilities	—	1,958,294	—	1,958,294
Wireless Telecommunication Services	—	31,338,274	—	31,338,274
Total Common Stocks	$—	$1,471,125,423	$—	$1,471,125,423

2012 Annual Report	153

Notes to Financial Statements (Continued)

October 31, 2012

Asset Type (Continued)	Level 1	Level 2	Level 3	Total
Futures Contracts	$62,345	$—	$—	$62,345
Mutual Fund	99,583	—	—	99,583
Preferred Stocks*	—	8,794,778	—	8,794,778
Repurchase Agreements	—	42,126,596	—	42,126,596
Total Assets	$161,928	$1,522,046,797	$—	$1,522,208,725
Liabilities:
Futures Contracts	(35,461)	—	—	(35,461)
Total Liabilities	$(35,461)	$—	$—	$(35,461)
Total	$126,467	$1,522,046,797	$—	$1,522,173,264

Mid Cap Market Index

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$946,700,130	$—	$—	$946,700,130
Mutual Fund	11,772,002	—	—	11,772,002
Repurchase Agreements	—	61,993,446	—	61,993,446
Total Assets	$958,472,132	$61,993,446	$—	$1,020,465,578
Liabilities:
Futures Contracts	(235,416)	—	—	(235,416)
Total Liabilities	$(235,416)	$—	$—	$(235,416)
Total	$958,236,716	$61,993,446	$—	$1,020,230,162

S&P 500 Index

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,506,562,802	$—	—	$2,506,562,802
Mutual Fund	14,216,349	—	—	14,216,349
Repurchase Agreements	—	22,980,459	—	22,980,459
Total Assets	$2,520,779,151	$22,980,459	$—	$2,543,759,610
Liabilities:
Futures Contracts	(327,138)	—	—	(327,138)
Total Liabilities	$(327,138)	$—	$—	$(327,138)
Total	$2,520,452,013	$22,980,459	$—	$2,543,432,472

Small Cap Index

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$8,797,765	$—	$—	$8,797,765
Air Freight & Logistics	2,045,039	—	—	2,045,039
Airlines	3,942,887	—	—	3,942,887
Auto Components	4,277,518	—	—	4,277,518
Automobiles	164,052	—	—	164,052
Beverages	703,320	—	—	703,320
Biotechnology	19,274,265	—	—	19,274,265

154	Annual Report 2012

Asset Type (Continued)	Level 1	Level 2	Level 3	Total
Common Stocks (Continued)
Building Products	$4,948,076	$—	$—	$4,948,076
Capital Markets	12,715,554	—	—	12,715,554
Chemicals	11,048,716	—	—	11,048,716
Commercial Banks	34,576,940	—	—	34,576,940
Commercial Services & Supplies	12,983,653	—	—	12,983,653
Communications Equipment	10,133,889	—	—	10,133,889
Computers & Peripherals	3,786,890	—	—	3,786,890
Construction & Engineering	4,259,483	—	—	4,259,483
Construction Materials	1,814,637	—	—	1,814,637
Consumer Finance	3,074,936	—	—	3,074,936
Containers & Packaging	1,194,871	—	—	1,194,871
Distributors	1,258,520	—	—	1,258,520
Diversified Consumer Services	5,854,308	—	—	5,854,308
Diversified Financial Services	1,605,230	—	—	1,605,230
Diversified Telecommunication Services	3,138,398	—	—	3,138,398
Electric Utilities	8,268,836	—	—	8,268,836
Electrical Equipment	6,327,570	—	—	6,327,570
Electronic Equipment, Instruments & Components	11,875,511	—	—	11,875,511
Energy Equipment & Services	9,884,717	—	—	9,884,717
Food & Staples Retailing	5,613,963	—	—	5,613,963
Food Products	8,415,515	—	—	8,415,515
Gas Utilities	5,568,365	—	—	5,568,365
Health Care Equipment & Supplies	16,686,613	—	—	16,686,613
Health Care Providers & Services	14,804,727	—	—	14,804,727
Health Care Technology	3,236,459	—	—	3,236,459
Hotels, Restaurants & Leisure	16,352,013	—	—	16,352,013
Household Durables	6,073,682	—	—	6,073,682
Household Products	1,258,662	—	—	1,258,662
Independent Power Producers & Energy Traders	1,873,397	—	—	1,873,397
Industrial Conglomerates	1,012,291	—	—	1,012,291
Information Technology Services	10,082,493	—	—	10,082,493
Insurance	13,317,350	—	—	13,317,350
Internet & Catalog Retail	2,118,087	—	—	2,118,087
Internet Software & Services	12,392,813	—	—	12,392,813
Leisure Equipment & Products	2,555,551	—	—	2,555,551
Life Sciences Tools & Services	1,842,594	—	—	1,842,594
Machinery	16,841,681	101,632	—	16,943,313
Marine	133,779	—	—	133,779
Media	6,355,222	—	—	6,355,222
Metals & Mining	8,674,172	—	—	8,674,172
Multiline Retail	969,580	—	—	969,580
Multi-Utilities	2,386,623	—	—	2,386,623
Oil, Gas & Consumable Fuels	21,328,291	—	—	21,328,291
Paper & Forest Products	4,179,506	—	—	4,179,506
Personal Products	1,850,530	—	—	1,850,530
Pharmaceuticals	9,266,584	—	—	9,266,584
Professional Services	6,530,077	—	—	6,530,077
Real Estate Investment Trusts (REITs)	42,059,465	—	—	42,059,465
Real Estate Management & Development	958,314	—	—	958,314
Road & Rail	7,084,049	—	—	7,084,049
Semiconductors & Semiconductor Equipment	17,936,446	—	—	17,936,446
Software	20,849,591	—	—	20,849,591

2012 Annual Report	155

Notes to Financial Statements (Continued)

October 31, 2012

Asset Type (Continued)	Level 1	Level 2	Level 3	Total
Common Stocks (Continued)
Specialty Retail	$18,804,657	$—	$—	$18,804,657
Textiles, Apparel & Luxury Goods	8,050,647	—	—	8,050,647
Thrifts & Mortgage Finance	9,296,842	—	—	9,296,842
Tobacco	1,239,774	—	—	1,239,774
Trading Companies & Distributors	5,077,571	—	—	5,077,571
Transportation Infrastructure	105,986	—	—	105,986
Water Utilities	1,408,250	—	—	1,408,250
Wireless Telecommunication Services	562,630	—	—	562,630
Total Common Stocks	$523,110,423	$101,632	$—	$523,212,055
Mutual Funds	8,980,190	—	—	8,980,190
Repurchase Agreements	—	64,753,574	—	64,753,574
Warrant*	—	—	—	—
Total Assets	$532,090,613	$64,855,206	$—	$596,945,819
Liabilities:
Futures Contracts	(204,009)	—	—	(204,009)
Total Liabilities	$(204,009)	$—	$—	$(204,009)
Total	$531,886,604	$64,855,206	$—	$596,741,810

*	See Statements of Investments for identification of a Fund’s investments by type and industry classification.

Amounts designated as "—", which may include fair valued securities, are zero or have been rounded to zero.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

For the year ended October 31, 2012, Bond Index, Mid Cap Market Index, and S&P 500 Index had no investments categorized as Level 3 investments.

During the year ended October 31, 2012, International Index held three common stock investments that were categorized as Level 3 investments and which were valued at zero.

During the year ended October 31, 2012, the Small Cap Index held two common stock investments that were categorized as Level 3 investments and which were valued at zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and sub-adviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. International Index does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their investment objectives. International Index is subject to equity price and currency risk in the

156	Annual Report 2012

normal course of pursuing its investment objectives. Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2012

International Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$62,345

Total		$62,345

Liabilities:
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(35,461)

Total		$(35,461)

2012 Annual Report	157

Notes to Financial Statements (Continued)

October 31, 2012

Mid Cap Market Index

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(235,416)

Total		$(235,416)

S&P 500 Index

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(327,138)

Total		$(327,138)

Small Cap Index

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(204,009)

Total		$(204,009)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

International Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$758,325

Total	$758,325

Mid Cap Market Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,219,659

Total	$3,219,659

S&P 500 Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,454,476

Total	$3,454,476

158	Annual Report 2012

Small Cap Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,937,736

Total	$2,937,736

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2012

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,476,961)

Total	$(1,476,961)

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,036,618)

Total	$(1,036,618)

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,267,121)

Total	$(1,267,121)

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,142,615)

Total	$(1,142,615)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the year ended October 31, 2012.

(d)	Repurchase Agreements

During the year ended October 31, 2012, the Funds entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including

2012 Annual Report	159

Notes to Financial Statements (Continued)

October 31, 2012

accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Funds’ custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

During the year ended October 31, 2012, the Funds entered into securities lending transactions. To generate additional income, the Funds may lend their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2012, the Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Bond Index	$231,141,027	$233,789,472	*
International Index	38,849,555	42,126,596
Mid Cap Market Index	60,414,371	61,993,446
S&P 500 Index	22,583,167	22,980,459
Small Cap Index	62,836,428	64,753,574
*	Includes $228,739,808 of collateral in the form of U.S. Government agency securities, interest rates ranging from 0.00% to 12.50% and maturity dates ranging from 11/15/12 to 09/20/62.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

160	Annual Report 2012

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2012 are primarily attributable to adjustments for paydown gains and losses, foreign currency gains and losses, Passive Foreign Investment Company income, distribution redesignations, and prior year real estate investment trust (“REIT”) returns of capital. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Each Fund’s, taxable years 2009 to 2012 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

2012 Annual Report	161

Notes to Financial Statements (Continued)

October 31, 2012

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, each Fund paid NFA an investment advisory fee based on that Fund’s average daily net assets. Prior to February 1, 2012, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%
International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%
Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%
S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%
Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

162	Annual Report 2012

For the period from February 1, 2012 through April 30, 2012, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.185%
	On $3 billion and more	0.175%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.235%
	On $3 billion and more	0.225%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.195%
	On $3 billion and more	0.185%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.115%
	$3 billion up to $4.5 billion	0.105%
	On $4.5 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.18%
	On $3 billion and more	0.17%

Effective May 1, 2012, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	On $3 billion and more	0.145%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	On $3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	On $3 billion and more	0.175%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	On $3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	On $3 billion and more	0.16%

2012 Annual Report	163

Notes to Financial Statements (Continued)

October 31, 2012

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Prior to February 1, 2012, the Trust and NFA had entered into a written Expense Limitation Agreement that limited the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.32%
International Index	All Classes	0.37%
Mid Cap Market Index	All Classes	0.32%
S&P 500 Index	All Classes	0.23%
Small Cap Index	All Classes	0.30%

Effective February 1, 2012, pursuant to an amendment to the Expense Limitation Agreement, the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) are limited from exceeding the amounts listed in the table below.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34%
Mid Cap Market Index	All Classes	0.30%
S&P 500 Index	All Classes	0.21%
Small Cap Index	All Classes	0.28%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ran until December 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of October 31, 2012, the cumulative potential reimbursements for the following Funds, listed by the year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
Bond Index	$374,133	$—	$—	$374,133
International Index	467,030	1	—	467,031
Mid Cap Market Index	272,836	—	—	272,836
S&P 500 Index	564,725	—	—	564,725
Small Cap Index	169,296	—	—	169,296

Amounts designated as “—” are zero or have been rounded to zero.

164	Annual Report 2012

Pursuant to the Expense Limitation Agreement, for the year ended October 31, 2012, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index reimbursed NFA in the amount of $344,989, $151,299, $94,662, $859,683, and $24,762, respectively.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the year ended October 31, 2012, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $84,225 for Bond Index, $93,540 for International Index, $35,553 for Mid Cap Market Index, $25,776 for S&P 500 Index, and $16,573 for Small Cap Index, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2012, the Funds’ aggregate portion of such costs amounted to $19,124.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Bond Index	0.25%	1.00%	1.00%	0.50%	N/A
International Index	0.25%	1.00%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A

N/A — Not Applicable.

2012 Annual Report	165

Notes to Financial Statements (Continued)

October 31, 2012

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2012, NFD received commissions of $112,555 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $56,995 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Institutional Service Class, and Service Class shares of S&P 500 Index, and up to 0.25% of the average daily net assets of Class A and Class R2 shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index.

For the year ended October 31, 2012, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond Index	$301,371
International Index	338,585
Mid Cap Market Index	346,112
S&P 500 Index	1,218,758
Small Cap Index	165,649

As of October 31, 2012, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Bond Index	97.19%
International Index	97.17
Mid Cap Market Index	85.98
S&P 500 Index	82.87
Small Cap Index	90.34

4.  Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Funds assessed a 2.00% redemption fee on shares that were sold or exchanged within seven calendar days of purchase. The redemption fee, if any, was paid directly to the applicable Fund and was intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the

166	Annual Report 2012

longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

For the year ended October 31, 2012, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$2
International Index	71
Mid Cap Market Index	98
S&P 500 Index	18
Small Cap Index	99

For the year ended October 31, 2011, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$129
International Index	5
Mid Cap Market Index	83
S&P 500 Index	6,818
Small Cap Index	33

5.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended October 31, 2012 were as follows:

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2012
Nationwide Financial Services, Inc.	$65,040	$—	$—	$5,063	$—	$78,375

Amounts designated as “—” are zero or have been rounded to zero.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

2012 Annual Report	167

Notes to Financial Statements (Continued)

October 31, 2012

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any unused earnings credits expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the year ended October 31, 2012, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$2,158,393,602	$2,130,720,717
International Index	380,079,565	482,577,577
Mid Cap Market Index	159,350,561	190,164,225
S&P 500 Index	91,357,592	257,486,974
Small Cap Index	139,477,974	213,285,918

For the year ended October 31, 2012, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond Index	$200,518,773	$154,011,543

8.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains. Some

168	Annual Report 2012

derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to a Fund. Certain derivatives held by a Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures.  The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to a Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Other

As of October 31, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts (a)
Bond Index	74.65%	4
International Index	67.27	3
Mid Cap Market Index	53.99	3
S&P 500 Index	69.35	4
Small Cap Index	59.23	3
(a)	Each such account is the account of an affiliated fund. Except S&P 500 Index, for which 3 of the 4 accounts are the accounts of affiliated funds.

12.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. For the year ended October 31, 2012, the Funds recaptured $0 of brokerage commissions.

2012 Annual Report	169

Notes to Financial Statements (Continued)

October 31, 2012

13.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$37,860,991	$9,635,064	$47,496,055	$—	$47,496,055
International Index	41,556,055	205,103	41,761,158	—	41,761,158
Mid Cap Market Index	9,651,042	63,233,999	72,885,041	—	72,885,041
S&P 500 Index	45,199,344	15,578,451	60,777,795	—	60,777,795
Small Cap Index	5,142,042	18,603,855	23,745,897	—	23,745,897

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$40,027,114	$—	$40,027,114	$—	$40,027,114
International Index	40,714,033	—	40,714,033	—	40,714,033
Mid Cap Market Index	10,145,753	9,463,173	19,608,926	—	19,608,926
S&P 500 Index	50,389,307	—	50,389,307	—	50,389,307
Small Cap Index	4,678,854	—	4,678,854	—	4,678,854

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond Index	$2,245,456	$7,651,072	$9,896,528	$(18,517)	$—	$92,422,383	$102,300,394
International Index	23,419,741	—	23,419,741	—	(9,967)	(97,178,200)	(73,768,426)
Mid Cap Market Index	7,640,700	35,462,561	43,103,261	—	—	96,406,957	139,510,218
S&P 500 Index	9,211,774	20,599,346	29,811,120	—	—	355,917,301	385,728,421
Small Cap Index	4,365,337	18,058,828	22,424,165	—	—	37,970,903	60,395,068

Amounts designated as “—“ are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals.

170	Annual Report 2012

As of October 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$1,337,582,449	$92,804,610	$(382,852)	$92,421,758
International Index	1,619,276,747	199,512,727	(296,643,094)	(97,130,367)
Mid Cap Market Index	924,058,621	197,594,008	(101,187,051)	96,406,957
S&P 500 Index	2,187,842,309	653,069,485	(297,152,184)	355,917,301
Small Cap Index	558,974,916	104,003,306	(66,032,403)	37,970,903

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

2012 Annual Report	171

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

172	Annual Report 2012

Supplemental Information

October 31, 2012 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the taxable year ended October 31, 2012, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Mid Cap Market Index	78.72%
S&P 500 Index	100.00%
Small Cap Index	60.71%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Bond Index	$9,635,064
International Index	205,103
Mid Cap Market Index	63,233,999
S&P 500 Index	15,578,451
Small Cap Index	18,603,855

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2012, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Index	$53,253,168	$0.2463

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2012, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Index	$3,414,648	$0.0158

2012 Annual Report	173

Management Information

October 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	87	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	87	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	87	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	87	None

174	Annual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	87	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	87	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	87	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio countries and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	87	None

2012 Annual Report	175

Management Information (Continued)

October 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	87	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

176	Annual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

2012 Annual Report	177

Management Information (Continued)

October 31, 2012

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

178	Annual Report 2012

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

AR-IDX 12/12

Nationwide Mutual Funds

AnnualReport

October 31, 2012

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

AnnualReport

October 31, 2012

Contents

1

Message to Shareholders

Investor Destinations Funds

7

Nationwide Investor Destinations Aggressive Fund

20

Nationwide Investor Destinations Moderately Aggressive Fund

33

Nationwide Investor Destinations Moderate Fund

46

Nationwide Investor Destinations Moderately Conservative Fund

59

Nationwide Investor Destinations Conservative Fund

72

Notes to Financial Statements

84

Report of Independent Registered Public Accounting Firm

85

Supplemental Information

86

Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the
Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www. sec.gov. Forms N-Q
and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on
Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding
Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www. sec.gov.

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left blank

Message to Shareholders

October 31, 2012

Dear Fellow Shareholder,

What qualities do you look for in a financial advisor? Are some of them trust worthiness, loyalty, honesty and reliability? Do you want a person who puts your needs first and is someone you can count on during good times and bad? The best investment advisor-client relationships have the same characteristics as successful marriages, friendships and partnerships.

At Nationwide Mutual Funds, we understand the importance of the relationships our shareholders have with their financial advisors. That’s why we listen carefully and respond to what your financial advisors tell us you want. By supporting your financial advisor with relevant economic insights and access to specialized expertise, timesaving investment tools and a range of competitive mutual funds, we help advisors to advise and to serve you.

Together, along with your advisor, we will work our way through current and upcoming economic challenges. Once the post-election dust settles, investors will focus on the “fiscal cliff,” the automatic spending cuts and expiration of the Bush era tax cuts currently scheduled for year-end. The negative effect of this possible future event on gross domestic product (GDP) could push the U.S. economy into another recession. We are keeping a close watch on the fiscal cliff situation, as well as on the continuing instability within the eurozone, developments related to the implementation of the U.S. government health-care plan, and the status of U.S. government debt.

Despite economic and political uncertainty, the U.S. stock market, as measured by the
S&P 500® Total Return Index, returned 15.21% for the 12-month period ended October 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the second and third quarters of 2012, contributing to several market rallies worldwide.

Investors need to remember that short-term conditions are always changing, and there will always be times for good markets and for not-so-good markets. We are here for you and your advisor for the long term.
Since the Nationwide Fund was launched in 1933, we and others before us at Nationwide Mutual Funds have shepherded many families along the paths to their financial goals. Nearly eight decades of experience have taught us a lot about managing through market cycles.

We are committed to continuous improvement and to listening, learning and always doing what we think is best for you and your advisors. These are things that good partners do. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2012 Annual Report

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’)
investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the
holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may
have a position in the securities named in this report.

The Nationwide Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance
that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities,
(v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Service Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market
Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Annual Report 2012

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S.
dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

BofA Merrill Lynch (BofAML) 1-10 Year US
Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA
Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Citigroup 3-Month Treasury Bill
(T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE
NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted, market capitalization-weighted index of U.S. equity REITs; includes all tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market that have more than 50% of their total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Total Return Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S.
companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S.
companies, based on market capitalization. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

Russell Midcap® Total Return Index: An unmanaged index that
measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell
1000® Index (the 1,000 largest-capitalization U.S. companies). The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P
500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap
U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

Sales Charge and Fee Information

•

Nationwide Investor Destinations Aggressive Fund

•

Nationwide Investor Destinations Moderately Aggressive Fund

•

Nationwide Investor Destinations Moderate Fund

•

Nationwide Investor Destinations Moderately Conservative Fund

•

  Nationwide Investor Destinations Conservative Fund

2012 Annual Report

3

Important Disclosures (Continued)

Service Class shares have no sales charge and a 0.25% 12b-1 fee. Total returns reflect a contractual expense limitation for direct annual Fund expenses for all classes for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary
provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group
(IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide
Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by
Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

4

Annual Report 2012

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended
October 31, 2012.

In November 2011, the U.S. stock market dropped slightly due to investors’ concerns about
Europe’s sovereign debt crisis, the need for deficit reduction in the United States, and a troubled U.S. housing market. A coordinated effort by the world’s major central banks to lower the cost of U.S. dollar loans to European banks did little to improve the condition of the market. The U.S. stock market exhibited a strong finish in the fourth quarter of 2011, primarily due to a solid earnings season and positive jobs data, with the S&P 500® Total Return Index (S&P 500) returning 11.82%.

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500 returning 4.48% for the month. The market continued to rally throughout the first quarter of 2012, due to positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This, in turn, had a positive impact on consumer sentiment, which reached a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a 130 billion euro bailout. The Federal Reserve also offered additional insight after its January Federal Open Market
Committee meeting, stating that it was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012.

The second quarter of 2012 saw the same recurring themes of the past several years affecting the markets. During parliamentary elections in Greece, voters chose the New Democracy party, rejecting the two main political parties and, therefore, the bailout package that had been agreed to months earlier. Spain experienced credit-rating downgrades of its sovereign debt, and the creditworthiness of the country’s banks was questioned. The Fed disappointed investors who expected it to take dramatic action in June. Instead, the Fed opted for a six-month extension of “Operation Twist,” meaning that the Fed will continue to extend the average maturity of its Treasury holdings in an attempt to (i) flatten the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds as measured by the difference between the 3-month Treasury
Bill and the

10-year Treasury Note) and (ii) entice investors into riskier assets. First-quarter 2012 GDP growth came in at 1.9%, and the S&P 500 registered -2.75% for the second quarter of 2012.

The world markets performed strongly during the third quarter of 2012 in response to new monetary easing policies implemented both in the United
States and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program, which allows the ECB to make unlimited secondary-market purchases of bonds. The Fed announced its plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. The S&P 500 returned 6.35% for the third quarter of 2012.

The U.S. stock market, as measured by the S&P 500, registered -1.85%
in October 2012, halting a rally which had begun in June. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the outcome of the U.S. presidential election, the fiscal cliff and continued instability within the eurozone.

For the annual reporting period ended October 31, 2012, large-capitalization U.S. stocks, as measured by the S&P 500, returned 15.21%. Mid-cap U.S. stocks, as measured by the Russell Midcap® Total Return
Index, returned 12.15%, and small-cap U.S. stocks, as measured by the Russell 2000® Total Return Index, returned
12.08% for the reporting period.

International stocks and emerging market stocks grew during the annual reporting period ended October 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 4.61% for the reporting period. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 2.63% for the reporting period.

The fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high rates of unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy has sought to meet the demand for money and to shift investors into riskier assets in the hopes that this will enable the private sector to grow. Interest rates remained at low

2012 Annual Report

5

Summary of Market Environment (Continued)

levels, while large government deficits and future inflationary concerns still remain an issue for investors. During the reporting period, investors have been both risk-averse and risk seeking in the markets. Central bankers have battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicates the effectiveness of central bank policy.

For the annual reporting period ended October 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 5.25%. On the corporate bond front, the Bank of

America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 8.94%, while the BofAML 10+ Year US Corporate Index returned 15.21% for the same time period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 13.58% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 3.53% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 16.79%
for the reporting period.

6

Annual Report 2012

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Investor Destinations Aggressive Fund (Service Class)
returned 10.56% versus 14.73% for its composite benchmark, 95% S&P 500® Index and 5% Barclays U.S. Aggregate
Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 161 funds as of October 31, 2012) was 7.56% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500
Index Fund and the Nationwide International Index Fund (with target allocations of 40% and 30%, respectively), which gained 14.96% and 5.93%, respectively.

All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative

Fund performance were financials, health care and information technology.

Five of the 10 sectors within the MSCI EAFE® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and consumer staples.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investment which contributed the smallest relative return for the Fund during the reporting period was the Nationwide Bond Index Fund (with a target allocation of 5%), which returned 5.15%.

None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and financial bonds.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Annual Report

7

Fund Performance

Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2012)

1 Yr.

5 Yr.

10 Yr.

Class A

w/o SC1

10.56%

(1.20
)%

7.27%

w/ SC2

4.25%

(2.37
)%

6.64%

Class B

w/o SC1

9.91%

(1.87
)%

6.53%

w/SC3

4.91%

(2.20
)%

6.53%

Class C

  w/o
SC1

9.90%

(1.89
)%

6.52%

w/SC4

8.90%

(1.89
)%

6.52%

Class R2[5,6,7]

10.23%

(1.54
)%

6.95%

Institutional Class[5,8]

11.05%

(0.89
)%

7.53%

Service Class[5]

10.56%

(1.28
)%

7.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]
These returns do not reflect the effects of sales charges (SC).

[2]
A 5.75% front-end sales charge was deducted.

[3]
  A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]
  A 1.00% contingent
deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]
Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]
Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*

Class A

0.74
%

Class B

1.47
%

Class C

1.47
%

Class R2

1.11
%

Institutional Class

0.47
%

Service Class

0.87
%

*
Current effective prospectus dated February 29, 2012. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor
Destinations Aggressive Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the
Composite Index(c) and the Consumer Price Index (CPI)(d) over the 10-year period ended 10/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500®
Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)
The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)
The Composite Index comprises 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index.

(d)
Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report

9

  Shareholder   Expense
Example

Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a
$1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense
Analysis of a $1,000 Investment

October 31, 2012

Nationwide Investor Destinations Aggressive Fund

Beginning Account Value($) 05/01/12

Ending Account Value($) 10/31/12

 Expenses Paid During Period ($)   05/01/12
-10/31/12[a,b]

 Expense Ratio During Period (%)   05/01/12
-10/31/12[a,b]

Class A Shares

Actual

1,000.00

1,015.10

2.53

0.50

Hypothetical
[c]

1,000.00

1,022.62

2.54

0.50

Class B Shares

Actual

1,000.00

1,011.90

6.07

1.20

Hypothetical
[c]

1,000.00

1,019.10

6.09

1.20

Class C Shares

Actual

1,000.00

1,012.50

6.07

1.20

Hypothetical
[c]

1,000.00

1,019.10

6.09

1.20

Class R2 Shares

Actual

1,000.00

1,014.00

4.30

0.85

Hypothetical
[c]

1,000.00

1,020.86

4.32

0.85

Institutional Class Shares

Actual

1,000.00

1,017.30

1.01

0.20

Hypothetical
[c]

1,000.00

1,024.13

1.02

0.20

Service Class Shares

Actual

1,000.00

1,015.50

3.04

0.60

Hypothetical
[c]

1,000.00

1,022.12

3.05

0.60

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying
Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]
Represents the hypothetical 5% return before expenses.

10

Annual Report 2012

  Portfolio Summary
October 31, 2012

Nationwide Investor Destinations Aggressive Fund

Asset Allocation †

Equity Funds

94.9
%

Fixed Income Fund

5.2
%

Liabilities in excess of other assets

(0.1
)%

100.0
%

Top Holdings ††

Nationwide S&P 500 Index Fund, Institutional Class

39.8
%

Nationwide International Index Fund, Institutional Class

30.3
%

Nationwide Mid Cap Market Index Fund, Institutional Class

14.9
%

Nationwide Small Cap Index Fund, Institutional Class

9.8
%

Nationwide Bond Index Fund, Institutional Class

5.2
%

100.0
%

†
Percentages indicated are based upon net assets as of October 31, 2012.

††
Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report

11

Statement of Investments

October 31, 2012

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%

Shares

Market Value

Equity Funds 94.9%

Nationwide International Index Fund, Institutional Class (a)

45,614,582

$
315,196,764

Nationwide Mid Cap Market Index Fund, Institutional Class (a)

10,461,223

155,662,995

Nationwide S&P 500 Index Fund, Institutional Class (a)

35,158,493

414,518,630

Nationwide Small Cap Index Fund, Institutional Class (a)

8,415,079

102,495,665

Total Equity Funds (cost $951,857,779)

987,874,054

Fixed Income Fund 5.2%

Nationwide Bond Index Fund, Institutional Class (a)

4,537,380

53,994,823

Total Fixed Income Fund (cost $51,283,252)

53,994,823

Total Mutual Funds (cost $1,003,141,031)

1,041,868,877

Total Investments (cost $1,003,141,031) (b) — 100.1%

1,041,868,877

Liabilities in excess of other assets — (0.1)%

(566,301
)

NET ASSETS — 100.0%

$
1,041,302,576

(a)
Investment in affiliate.

(b)
See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an
integral part of these financial statements.

12

Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

  Nationwide   Investor
Destinations Aggressive Fund

Assets:

Investments in affiliates, at value (cost $1,003,141,031)

$
1,041,868,877

Cash

2,866

Receivable for investments sold

1,440,800

Receivable for capital shares issued

402,786

Prepaid expenses

27,876

Total Assets

1,043,743,205

Liabilities:

Payable for capital shares redeemed

1,843,656

Accrued expenses and other payables:

Investment advisory fees

116,047

Fund administration fees

35,201

Distribution fees

265,111

Administrative servicing fees

119,089

Accounting and transfer agent fees

20,615

Trustee fees

3,047

Custodian fees

6,533

Compliance program costs (Note 3)

525

Professional fees

16,270

Printing fees

9,079

Other

5,456

Total Liabilities

2,440,629

Net Assets

$
1,041,302,576

Represented by:

Capital

$
1,032,459,759

Accumulated net realized losses from affiliated investments

(29,885,029
)

Net unrealized appreciation/(depreciation) from investments in affiliates

38,727,846

Net Assets

$
1,041,302,576

Net Assets:

Class A Shares

$
51,210,338

Class B Shares

5,548,111

Class C Shares

57,370,350

Class R2 Shares

91,551,218

Institutional Class Shares

84,918,686

Service Class Shares

750,703,873

Total

$
1,041,302,576

Shares Outstanding (unlimited number of shares authorized):

Class A Shares

5,705,899

Class B Shares

629,123

Class C Shares

6,535,369

Class R2 Shares

10,358,518

Institutional Class Shares

9,376,696

Service Class Shares

83,549,376

Total

116,154,981

2012 Annual Report

13

Statement of Assets and Liabilities
(Continued)

October 31,
2012

  Nationwide   Investor
Destinations Aggressive Fund

  Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):

Class A Shares

$
8.97

Class B Shares (a)

$
8.82

Class C Shares (b)

$
8.78

Class R2 Shares

$
8.84

Institutional Class Shares

$
9.06

Service Class Shares

$
8.99

  Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

Class A Shares

$
9.52

Maximum Sales Charge:

Class A Shares

5.75
%

(a)
For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)
For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

14

Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Investor Destinations Aggressive Fund

INVESTMENT INCOME:

Dividend income from affiliates

$
19,900,952

Interest income from non-affiliates

2

Total Income

19,900,954

EXPENSES:

Investment advisory fees

1,328,912

Fund administration fees

316,984

Distribution fees Class A

127,022

Distribution fees Class B

65,912

Distribution fees Class C

581,883

Distribution fees Class R2

457,724

Distribution fees Service Class

1,842,305

Administrative servicing fees Class A

24,898

Administrative servicing fees Class R2

129,898

Administrative servicing fees Service Class

1,105,873

Registration and filing fees

71,011

Professional fees

48,042

Printing fees

23,111

Trustee fees

39,737

Custodian fees

39,009

Accounting and transfer agent fees

179,774

Compliance program costs (Note 3)

2,992

Other

26,971

Total expenses before earnings credit

6,412,058

Earnings credit (Note 5)

(30
)

Net Expenses

6,412,028

NET INVESTMENT INCOME

13,488,926

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:

Net realized gain distributions from underlying affiliated funds

17,672,644

Net realized losses from investment transactions with affiliates

(14,304,157
)

Net realized gains from affiliated investments

3,368,487

Net change in unrealized appreciation/(depreciation) from investments in affiliates

84,900,154

Net realized/unrealized gains from affiliated investments

88,268,641

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS

$
101,757,567

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	15

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$13,488,926	$14,589,390
Net realized gains from affiliated investments	3,368,487	596,780
Net change in unrealized appreciation/(depreciation) from investments in affiliates	84,900,154	16,124,953

Change in net assets resulting from operations	101,757,567	31,311,123

Distributions to Shareholders From:
Net investment income:
Class A	(782,878)	(851,387)
Class B	(58,355)	(101,039)
Class C	(523,364)	(640,188)
Class R2	(1,126,053)	(1,128,652)
Institutional Class	(1,416,774)	(1,212,744)
Service Class	(10,596,686)	(10,954,275)
Net realized gains:
Class A	(102,998)	–
Class B	(15,271)	–
Class C	(121,921)	–
Class R2	(184,154)	–
Institutional Class	(145,546)	–
Service Class	(1,466,350)	–

Change in net assets from shareholder distributions	(16,540,350)	(14,888,285)

Change in net assets from capital transactions	(38,589,262)	(11,352,208)

Change in net assets	46,627,955	5,070,630

Net Assets:
Beginning of year	994,674,621	989,603,991

End of year	$1,041,302,576	$994,674,621

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,261,493	$14,858,295
Dividends reinvested	580,205	554,704
Cost of shares redeemed	(15,175,604)	(14,363,682)

Total Class A Shares	(4,333,906)	1,049,317

Class B Shares
Proceeds from shares issued	112,217	288,422
Dividends reinvested	51,121	71,498
Cost of shares redeemed	(3,090,647)	(4,436,198)

Total Class B Shares	(2,927,309)	(4,076,278)

Class C Shares
Proceeds from shares issued	6,102,521	6,726,510
Dividends reinvested	264,082	253,663
Cost of shares redeemed	(12,798,033)	(16,815,971)

Total Class C Shares	(6,431,430)	(9,835,798)

16	Annual Report 2012

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$10,780,294	$15,668,323
Dividends reinvested	1,260,389	1,070,933
Cost of shares redeemed	(16,565,388)	(13,872,961)

Total Class R2 Shares	(4,524,705)	2,866,295

Institutional Class Shares
Proceeds from shares issued	20,738,085	20,213,902
Dividends reinvested	1,562,320	1,212,744
Cost of shares redeemed	(14,117,451)	(8,728,386)

Total Institutional Class Shares	8,182,954	12,698,260

Service Class Shares
Proceeds from shares issued	48,881,901	105,586,396
Dividends reinvested	12,062,908	10,954,157
Cost of shares redeemed	(89,499,675)	(130,594,557)

Total Service Class Shares	(28,554,866)	(14,054,004)

Change in net assets from capital transactions	$(38,589,262)	$(11,352,208)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,184,816	1,718,717
Reinvested	70,182	65,365
Redeemed	(1,769,322)	(1,671,440)

Total Class A Shares	(514,324)	112,642

Class B Shares
Issued	16,824	34,020
Reinvested	6,431	8,535
Redeemed	(365,643)	(525,463)

Total Class B Shares	(342,388)	(482,908)

Class C Shares
Issued	727,426	802,987
Reinvested	33,173	30,402
Redeemed	(1,526,263)	(2,000,851)

Total Class C Shares	(765,664)	(1,167,462)

Class R2 Shares
Issued	1,270,454	1,858,940
Reinvested	155,613	128,039
Redeemed	(1,944,412)	(1,634,656)

Total Class R2 Shares	(518,345)	352,323

Institutional Class Shares
Issued	2,378,555	2,332,385
Reinvested	185,987	141,692
Redeemed	(1,624,207)	(1,015,602)

Total Institutional Class Shares	940,335	1,458,475

2012 Annual Report	17

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	5,704,825	12,204,657
Reinvested	1,458,610	1,288,734
Redeemed	(10,368,289)	(15,079,601)

Total Service Class Shares	(3,204,854)	(1,586,210)

Total change in shares	(4,405,240)	(1,313,140)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$8.26	0.13	0.73	0.86	(0.13)	(0.02)	(0.15)	$8.97	10.56%		$51,210,338	0.50%	1.44%	0.50%	11.55%
Year Ended October 31, 2011 (d)	$8.13	0.13	0.14	0.27	(0.14)	–	(0.14)	$8.26	3.24%		$51,388,289	0.48%	1.54%	0.48%	9.70%
Year Ended October 31, 2010 (d)	$7.30	0.11	1.02	1.13	(0.10)	(0.20)	(0.30)	$8.13	15.81%		$49,682,066	0.49%	1.44%	0.49%	8.89%
Year Ended October 31, 2009 (d)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	$7.30	14.98%		$39,797,434	0.55%	1.99%	0.55%	11.99%
Year Ended October 31, 2008	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	(0.61)	$7.02	(38.07%	)	$41,992,722	0.48%	1.88%	0.48%	16.79%

Class B Shares
Year Ended October 31, 2012 (d)	$8.11	0.07	0.73	0.80	(0.07)	(0.02)	(0.09)	$8.82	9.91%		$5,548,111	1.20%	0.77%	1.20%	11.55%
Year Ended October 31, 2011 (d)	$7.99	0.08	0.12	0.20	(0.08)	–	(0.08)	$8.11	2.47%		$7,883,490	1.21%	0.91%	1.21%	9.70%
Year Ended October 31, 2010 (d)	$7.19	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.99	15.10%		$11,618,585	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (d)	$6.93	0.08	0.77	0.85	(0.09)	(0.50)	(0.59)	$7.19	14.11%		$12,280,157	1.22%	1.32%	1.22%	11.99%
Year Ended October 31, 2008	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	(0.54)	$6.93	(38.50%	)	$12,167,277	1.20%	1.13%	1.21%	16.79%

Class C Shares
Year Ended October 31, 2012 (d)	$8.08	0.07	0.72	0.79	(0.07)	(0.02)	(0.09)	$8.78	9.90%		$57,370,350	1.20%	0.76%	1.20%	11.55%
Year Ended October 31, 2011 (d)	$7.97	0.07	0.12	0.19	(0.08)	–	(0.08)	$8.08	2.36%		$59,022,254	1.21%	0.86%	1.21%	9.70%
Year Ended October 31, 2010 (d)	$7.17	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.97	15.15%		$67,454,100	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (d)	$6.91	0.09	0.76	0.85	(0.09)	(0.50)	(0.59)	$7.17	14.15%		$70,213,439	1.22%	1.36%	1.22%	11.99%
Year Ended October 31, 2008	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	(0.54)	$6.91	(38.51%	)	$69,599,437	1.20%	1.13%	1.21%	16.79%

Class R2 Shares(e)
Year Ended October 31, 2012 (d)	$8.14	0.09	0.73	0.82	(0.10)	(0.02)	(0.12)	$8.84	10.23%		$91,551,218	0.84%	1.10%	0.84%	11.55%
Year Ended October 31, 2011 (d)	$8.01	0.10	0.14	0.24	(0.11)	–	(0.11)	$8.14	2.90%		$88,524,201	0.85%	1.18%	0.85%	9.70%
Year Ended October 31, 2010 (d)	$7.21	0.08	1.01	1.09	(0.09)	(0.20)	(0.29)	$8.01	15.41%		$84,348,618	0.84%	1.07%	0.84%	8.89%
Year Ended October 31, 2009 (d)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	$7.21	14.53%		$64,237,573	0.87%	1.56%	0.87%	11.99%
Year Ended October 31, 2008	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	(0.58)	$6.95	(38.27%	)	$36,259,161	0.83%	1.47%	0.83%	16.79%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$8.34	0.15	0.75	0.90	(0.16)	(0.02)	(0.18)	$9.06	11.05%		$84,918,686	0.20%	1.74%	0.20%	11.55%
Year Ended October 31, 2011 (d)	$8.20	0.15	0.15	0.30	(0.16)	–	(0.16)	$8.34	3.49%		$70,317,290	0.21%	1.78%	0.21%	9.70%
Year Ended October 31, 2010 (d)	$7.36	0.13	1.04	1.17	(0.13)	(0.20)	(0.33)	$8.20	16.19%		$57,247,781	0.20%	1.71%	0.20%	8.89%
Year Ended October 31, 2009 (d)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	$7.36	15.23%		$42,570,681	0.22%	2.17%	0.22%	11.99%
Year Ended October 31, 2008	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	(0.64)	$7.08	(37.86%	)	$25,347,433	0.20%	2.09%	0.20%	16.79%

Service Class Shares
Year Ended October 31, 2012 (d)	$8.27	0.12	0.74	0.86	(0.12)	(0.02)	(0.14)	$8.99	10.56%		$750,703,873	0.60%	1.34%	0.60%	11.55%
Year Ended October 31, 2011 (d)	$8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	$8.27	3.09%		$717,539,097	0.61%	1.43%	0.61%	9.70%
Year Ended October 31, 2010 (d)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	$8.14	15.66%		$719,252,841	0.59%	1.34%	0.59%	8.89%
Year Ended October 31, 2009 (d)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%		$640,465,271	0.63%	1.87%	0.63%	11.99%
Year Ended October 31, 2008	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%	)	$538,064,255	0.60%	1.74%	0.60%	16.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	19

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 9.60% versus 13.02% for its composite benchmark, 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 556 funds as of October 31, 2012) was 9.58% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 35% and 25%, respectively), which gained 14.96% and 5.93%, respectively.

All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Five of the 10 sectors within the MSCI EAFE® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and consumer staples.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the Nationwide Bond Index Fund and the Nationwide Enhanced Income Fund, which returned 5.15% and 0.69%, respectively.

None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and financial bonds.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

20	Annual Report 2012

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.82%	0.10%	6.96%
	w/SC2	3.46%	(1.07)%	6.32%
Class B	wo SC1	8.89%	(0.65)%	6.17%
	w/SC3	3.89%	(0.98)%	6.17%
Class C	w/o SC1	8.87%	(0.65)%	6.18%
	w/SC4	7.87%	(0.65)%	6.18%
Class R2[5,6,7]		9.27%	(0.29)%	6.58%
Institutional Class[5,8]		10.03%	0.36%	7.15%
Service Class[5]		9.60%	(0.04)%	6.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.73%
Class B	1.46%
Class C	1.46%
Class R2	1.10%
Institutional Class	0.46%
Service Class	0.86%
*	Current effective prospectus dated February 29, 2012. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	21

Fund Performance (Continued)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d) and the Consumer Price Index (CPI)(e) over the 10-year period ended 10/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22	Annual Report 2012

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Investor Destinations Moderately Aggressive Fund			Beginning Account Value($) 05/01/12	Ending Account Value($) 10/31/12	Expenses Paid During Period ($) 05/01/12 -10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 -10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,018.20	2.49	0.49
	Hypothetical	[c]	1,000.00	1,022.67	2.49	0.49
Class B Shares	Actual		1,000.00	1,013.40	6.02	1.19
	Hypothetical	[c]	1,000.00	1,019.15	6.04	1.19
Class C Shares	Actual		1,000.00	1,013.10	6.02	1.19
	Hypothetical	[c]	1,000.00	1,019.15	6.04	1.19
Class R2 Shares	Actual		1,000.00	1,014.80	4.25	0.84
	Hypothetical	[c]	1,000.00	1,020.91	4.27	0.84
Institutional Class Shares	Actual		1,000.00	1,019.40	0.96	0.19
	Hypothetical	[c]	1,000.00	1,024.18	0.97	0.19
Service Class Shares	Actual		1,000.00	1,017.40	2.99	0.59
	Hypothetical	[c]	1,000.00	1,022.17	3.00	0.59

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	23

Portfolio Summary October 31, 2012	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation †
Equity Funds	79.5%
Fixed Income Funds	18.0%
Fixed Contract	2.6%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	34.6%
Nationwide International Index Fund, Institutional Class	25.1%
Nationwide Bond Index Fund, Institutional Class	15.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.9%
Nationwide Small Cap Index Fund, Institutional Class	7.8%
Nationwide Fixed Contract	2.6%
Nationwide Enhanced Income Fund, Institutional Class	2.5%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.5%

	Shares	Market Value

Equity Funds 79.5%
Nationwide International Index Fund, Institutional Class (a)	63,306,571	$437,448,403
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	13,937,611	207,391,652
Nationwide S&P 500 Index Fund, Institutional Class (a)	51,236,950	604,083,644
Nationwide Small Cap Index Fund, Institutional Class (a)	11,211,600	136,557,290

Total Equity Funds (cost $1,290,108,291)		1,385,480,989

Fixed Income Funds 18.0%
Nationwide Bond Index Fund, Institutional Class (a)	22,672,550	269,803,340
Nationwide Enhanced Income Fund, Institutional Class (a)	4,995,247	44,657,508

Total Fixed Income Funds (cost $300,090,371)		314,460,848

Total Mutual Funds (cost $1,590,198,662)		1,699,941,837

Fixed Contract 2.6%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(b)	$44,763,100	$44,763,100

Total Fixed Contract (cost $44,763,100)		44,763,100

Total Investments (cost $1,634,961,762) (c) — 100.1%		1,744,704,937

Liabilities in excess of other assets — (0.1)%		(1,010,103)

NET ASSETS — 100.0%		$1,743,694,834

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	25

Statement of Assets and Liabilities

October 31, 2012

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,634,961,762)	$1,744,704,937
Cash	4,770
Receivable for investments sold	2,721,568
Receivable for capital shares issued	170,684
Prepaid expenses	25,353

Total Assets	1,747,627,312

Liabilities:
Payable for capital shares redeemed	2,951,366
Accrued expenses and other payables:
Investment advisory fees	193,996
Fund administration fees	52,553
Distribution fees	455,493
Administrative servicing fees	187,985
Accounting and transfer agent fees	26,813
Trustee fees	5,090
Custodian fees	10,897
Compliance program costs (Note 3)	851
Professional fees	22,969
Printing fees	15,295
Other	9,170

Total Liabilities	3,932,478

Net Assets	$1,743,694,834

Represented by:
Capital	$1,681,498,320
Accumulated undistributed net investment income	276,366
Accumulated net realized losses from affiliated investments	(47,823,027)
Net unrealized appreciation/(depreciation) from investments in affiliates	109,743,175

Net Assets	$1,743,694,834

Net Assets:
Class A Shares	$89,406,859
Class B Shares	8,364,641
Class C Shares	111,289,595
Class R2 Shares	208,283,759
Institutional Class Shares	186,769,240
Service Class Shares	1,139,580,740

Total	$1,743,694,834

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,317,784
Class B Shares	887,788
Class C Shares	11,821,485
Class R2 Shares	22,124,895
Institutional Class Shares	19,480,381
Service Class Shares	119,002,263

Total	182,634,596

26	Annual Report 2012

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.60
Class B Shares (a)	$9.42
Class C Shares (b)	$9.41
Class R2 Shares	$9.41
Institutional Class Shares	$9.59
Service Class Shares	$9.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.19

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	27

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$34,112,891
Interest income from affiliates	1,472,308

Total Income	35,585,199

EXPENSES:
Investment advisory fees	2,224,098
Fund administration fees	494,125
Distribution fees Class A	213,932
Distribution fees Class B	105,655
Distribution fees Class C	1,154,180
Distribution fees Class R2	1,000,171
Distribution fees Service Class	2,825,941
Administrative servicing fees Class A	36,899
Administrative servicing fees Class R2	300,184
Administrative servicing fees Service Class	1,696,327
Registration and filing fees	70,536
Professional fees	69,460
Printing fees	33,043
Trustee fees	66,822
Custodian fees	65,399
Accounting and transfer agent fees	249,504
Compliance program costs (Note 3)	5,067
Other	40,095

Total expenses before earnings credit	10,651,438

Earnings credit (Note 5)	(49)

Net Expenses	10,651,389

NET INVESTMENT INCOME	24,933,810

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	25,654,993
Net realized losses from investment transactions with affiliates	(29,477,206)

Net realized losses from affiliated investments	(3,822,213)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	134,676,397

Net realized/unrealized gains from affiliated investments	130,854,184

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$155,787,994

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$24,933,810	$27,221,131
Net realized gains/(losses) from affiliated investments	(3,822,213)	7,397,953
Net change in unrealized appreciation/(depreciation) from investments in affiliates	134,676,397	23,047,031

Change in net assets resulting from operations	155,787,994	57,666,115

Distributions to Shareholders From:
Net investment income:
Class A	(1,398,575)	(1,478,089)
Class B	(100,762)	(191,897)
Class C	(1,120,478)	(1,361,919)
Class R2	(2,641,463)	(2,672,015)
Institutional Class	(3,221,621)	(2,891,119)
Service Class	(17,349,471)	(18,590,837)
Net realized gains:
Class A	(545,880)	–
Class B	(83,389)	–
Class C	(784,088)	–
Class R2	(1,300,465)	–
Institutional Class	(1,008,220)	–
Service Class	(7,346,673)	–

Change in net assets from shareholder distributions	(36,901,085)	(27,185,876)

Change in net assets from capital transactions	(52,427,189)	(12,028,003)

Change in net assets	66,459,720	18,452,236

Net Assets:
Beginning of year	1,677,235,114	1,658,782,878

End of year	$1,743,694,834	$1,677,235,114

Accumulated undistributed net investment income at end of year	$276,366	$255,413

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,556,125	$25,678,293
Dividends reinvested	1,299,470	979,390
Cost of shares redeemed	(25,535,129)	(22,823,744)

Total Class A Shares	(679,534)	3,833,939

Class B Shares
Proceeds from shares issued	172,824	406,116
Dividends reinvested	143,752	143,043
Cost of shares redeemed	(6,375,870)	(9,039,431)

Total Class B Shares	(6,059,294)	(8,490,272)

Class C Shares
Proceeds from shares issued	9,281,354	10,674,827
Dividends reinvested	696,299	472,819
Cost of shares redeemed	(25,704,782)	(25,809,814)

Total Class C Shares	(15,727,129)	(14,662,168)

2012 Annual Report	29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$20,623,390	$32,173,342
Dividends reinvested	3,861,189	2,569,604
Cost of shares redeemed	(22,885,860)	(21,459,844)

Total Class R2 Shares	1,598,719	13,283,102

Institutional Class Shares
Proceeds from shares issued	41,081,627	39,523,066
Dividends reinvested	4,229,841	2,891,119
Cost of shares redeemed	(21,995,140)	(22,899,601)

Total Institutional Class Shares	23,316,328	19,514,584

Service Class Shares
Proceeds from shares issued	67,827,864	131,466,783
Dividends reinvested	24,696,144	18,590,656
Cost of shares redeemed	(147,400,287)	(175,564,627)

Total Service Class Shares	(54,876,279)	(25,507,188)

Change in net assets from capital transactions	$(52,427,189)	$(12,028,003)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,547,115	2,762,666
Reinvested	145,952	107,589
Redeemed	(2,808,067)	(2,483,262)

Total Class A Shares	(115,000)	386,993

Class B Shares
Issued	27,486	44,579
Reinvested	16,722	15,972
Redeemed	(704,597)	(998,951)

Total Class B Shares	(660,389)	(938,400)

Class C Shares
Issued	1,031,319	1,182,864
Reinvested	80,586	52,854
Redeemed	(2,838,707)	(2,857,409)

Total Class C Shares	(1,726,802)	(1,621,691)

Class R2 Shares
Issued	2,269,412	3,555,920
Reinvested	443,781	287,826
Redeemed	(2,531,867)	(2,350,788)

Total Class R2 Shares	181,326	1,492,958

Institutional Class Shares
Issued	4,435,053	4,310,463
Reinvested	473,144	317,940
Redeemed	(2,373,128)	(2,499,607)

Total Institutional Class Shares	2,535,069	2,128,796

30	Annual Report 2012

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	7,369,462	14,275,899
Reinvested	2,784,387	2,045,969
Redeemed	(15,977,535)	(19,058,545)

Total Service Class Shares	(5,823,686)	(2,736,677)

Total change in shares	(5,609,482)	(1,288,021)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$8.95	0.15	0.71	0.86	(0.15)	(0.06)	(0.21)	$9.60	9.82%		$89,406,859	0.49%	1.59%	0.49%	13.11%
Year Ended October 31, 2011 (d)	$8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	$8.95	3.49%		$84,467,234	0.47%	1.72%	0.47%	13.88%
Year Ended October 31, 2010 (d)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%		$79,563,235	0.48%	1.72%	0.48%	8.57%
Year Ended October 31, 2009 (d)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%		$76,075,551	0.51%	2.24%	0.51%	15.94%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%	)	$66,098,117	0.46%	2.21%	0.46%	23.68%

Class B Shares
Year Ended October 31, 2012 (d)	$8.79	0.08	0.69	0.77	(0.08)	(0.06)	(0.14)	$9.42	8.89%		$8,364,641	1.20%	0.92%	1.20%	13.11%
Year Ended October 31, 2011 (d)	$8.64	0.10	0.14	0.24	(0.09)	–	(0.09)	$8.79	2.79%		$13,606,502	1.20%	1.09%	1.20%	13.88%
Year Ended October 31, 2010 (d)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.29%		$21,474,892	1.19%	1.03%	1.19%	8.57%
Year Ended October 31, 2009 (d)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%		$24,958,525	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$26,143,633	1.20%	1.47%	1.20%	23.68%

Class C Shares
Year Ended October 31, 2012 (d)	$8.79	0.08	0.69	0.77	(0.09)	(0.06)	(0.15)	$9.41	8.87%		$111,289,595	1.19%	0.89%	1.19%	13.11%
Year Ended October 31, 2011 (d)	$8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	$8.79	2.81%		$119,068,548	1.20%	1.03%	1.20%	13.88%
Year Ended October 31, 2010 (d)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%		$131,008,292	1.19%	1.02%	1.19%	8.57%
Year Ended October 31, 2009 (d)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%		$131,214,546	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$132,062,033	1.20%	1.47%	1.20%	23.68%

Class R2 Shares(e)
Year Ended October 31, 2012 (d)	$8.79	0.11	0.69	0.80	(0.12)	(0.06)	(0.18)	$9.41	9.27%		$208,283,759	0.84%	1.23%	0.84%	13.11%
Year Ended October 31, 2011 (d)	$8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	$8.79	3.18%		$192,888,041	0.84%	1.34%	0.84%	13.88%
Year Ended October 31, 2010 (d)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%		$176,660,604	0.83%	1.34%	0.83%	8.57%
Year Ended October 31, 2009 (d)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%		$134,283,065	0.87%	1.81%	0.87%	15.94%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%	)	$82,732,049	0.84%	1.81%	0.84%	23.68%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$8.95	0.17	0.71	0.88	(0.18)	(0.06)	(0.24)	$9.59	10.03%		$186,769,240	0.19%	1.86%	0.19%	13.11%
Year Ended October 31, 2011 (d)	$8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	$8.95	3.89%		$151,618,037	0.20%	1.99%	0.20%	13.88%
Year Ended October 31, 2010 (d)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%		$130,223,401	0.19%	1.97%	0.19%	8.57%
Year Ended October 31, 2009 (d)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%		$85,728,623	0.21%	2.42%	0.21%	15.94%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%	)	$53,214,335	0.20%	2.44%	0.20%	23.68%

Service Class Shares
Year Ended October 31, 2012 (d)	$8.94	0.14	0.70	0.84	(0.14)	(0.06)	(0.20)	$9.58	9.60%		$1,139,580,740	0.59%	1.49%	0.59%	13.11%
Year Ended October 31, 2011 (d)	$8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	$8.94	3.47%		$1,115,586,752	0.60%	1.61%	0.60%	13.88%
Year Ended October 31, 2010 (d)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%		$1,119,852,454	0.58%	1.61%	0.58%	8.57%
Year Ended October 31, 2009 (d)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%		$1,012,147,730	0.63%	2.10%	0.63%	15.94%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%	)	$867,115,201	0.60%	2.07%	0.60%	23.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2012

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 8.30% versus 10.53% for its composite benchmark, 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 467 funds as of October 31, 2012) was 9.05% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 29% and 24%, respectively), which gained 14.96% and 5.15%, respectively.

All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

All six sectors within the Barclays U.S. Aggregate Bond Index registered positive performance during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, sovereign government bonds and industrial bonds.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund, which returned 0.69% and 0.00%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Annual Report	33

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	8.38%	1.48%	6.20%
	w/SC2	2.10%	0.28%	5.58%
Class B	w/o SC1	7.56%	0.77%	5.44%
	w/SC3	2.56%	0.44%	5.44%
Class C	w/o SC1	7.58%	0.75%	5.45%
	w/SC4	6.58%	0.75%	5.45%
Class R2[5,6,7]		7.96%	1.11%	5.83%
Institutional Class[5,8]		8.64%	1.77%	6.42%
Service Class[5]		8.30%	1.37%	6.08%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.73%
Class B	1.46%
Class C	1.46%
Class R2	1.10%
Institutional Class	0.46%
Service Class	0.86%
*	Current effective prospectus dated February 29, 2012 Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

34	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 10/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	35

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Investor Destinations Moderate Fund			Beginning Account Value($) 05/01/12	Ending Account Value($) 10/31/12	Expenses Paid During Period ($) 05/01/12 -10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 -10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,017.90	2.49	0.49
	Hypothetical	[c]	1,000.00	1,022.67	2.49	0.49
Class B Shares	Actual		1,000.00	1,013.30	6.07	1.20
	Hypothetical	[c]	1,000.00	1,019.10	6.09	1.20
Class C Shares	Actual		1,000.00	1,014.10	6.08	1.20
	Hypothetical	[c]	1,000.00	1,019.10	6.09	1.20
Class R2 Shares	Actual		1,000.00	1,016.20	4.31	0.85
	Hypothetical	[c]	1,000.00	1,020.86	4.32	0.85
Institutional Class Shares	Actual		1,000.00	1,019.30	1.02	0.20
	Hypothetical	[c]	1,000.00	1,024.13	1.02	0.20
Service Class Shares	Actual		1,000.00	1,018.10	3.04	0.60
	Hypothetical	[c]	1,000.00	1,022.12	3.05	0.60

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

36	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Investor Destinations Moderate Fund

Asset Allocation †
Equity Funds	59.2%
Fixed Income Funds	30.7%
Fixed Contract	8.2%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	28.5%
Nationwide Bond Index Fund, Institutional Class	24.6%
Nationwide International Index Fund, Institutional Class	15.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.8%
Nationwide Fixed Contract	8.2%
Nationwide Enhanced Income Fund, Institutional Class	6.1%
Nationwide Small Cap Index Fund, Institutional Class	4.9%
Nationwide Money Market Fund, Institutional Class	2.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	37

Statement of Investments

October 31, 2012

Nationwide Investor Destinations Moderate Fund

Mutual Funds 91.9%

	Shares	Market Value

Equity Funds 59.2%
Nationwide International Index Fund, Institutional Class (a)	36,418,116	$251,649,184
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,439,564	155,340,707
Nationwide S&P 500 Index Fund, Institutional Class (a)	38,162,798	449,939,392
Nationwide Small Cap Index Fund, Institutional Class (a)	6,298,627	76,717,281

Total Equity Funds (cost $815,225,994)		933,646,564

Fixed Income Funds 30.7%
Nationwide Bond Index Fund, Institutional Class (a)	32,610,154	388,060,827
Nationwide Enhanced Income Fund, Institutional Class (a)	10,776,724	96,343,914

Total Fixed Income Funds (cost $461,918,667)		484,404,741

Money Market Fund 2.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	32,061,473	32,061,473

Total Money Market Fund (cost $32,061,473)		32,061,473

Total Mutual Funds (cost $1,309,206,134)		1,450,112,778

Fixed Contract 8.2%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$128,760,576	128,760,576

Total Fixed Contract (cost $128,760,576)		128,760,576

Total Investments (cost $1,437,966,710) (d) — 100.1%		1,578,873,354

Liabilities in excess of other assets — (0.1)%		(999,131)

NET ASSETS — 100.0%		$1,577,874,223

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,437,966,710)	$1,578,873,354
Cash	4,154
Receivable for investments sold	2,756,071
Receivable for capital shares issued	697,498
Prepaid expenses	31,983

Total Assets	1,582,363,060

Liabilities:
Payable for capital shares redeemed	3,605,080
Accrued expenses and other payables:
Investment advisory fees	175,039
Fund administration fees	47,349
Distribution fees	412,703
Administrative servicing fees	160,167
Accounting and transfer agent fees	31,260
Trustee fees	4,610
Custodian fees	9,796
Compliance program costs (Note 3)	790
Professional fees	21,311
Printing fees	12,927
Other	7,805

Total Liabilities	4,488,837

Net Assets	$1,577,874,223

Represented by:
Capital	$1,477,734,529
Accumulated undistributed net investment income	1,140,723
Accumulated net realized losses from affiliated investments	(41,907,673)
Net unrealized appreciation/(depreciation) from investments in affiliates	140,906,644

Net Assets	$1,577,874,223

Net Assets:
Class A Shares	$114,304,018
Class B Shares	5,228,875
Class C Shares	124,362,072
Class R2 Shares	186,740,830
Institutional Class Shares	219,767,806
Service Class Shares	927,470,622

Total	$1,577,874,223

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,506,051
Class B Shares	530,134
Class C Shares	12,702,016
Class R2 Shares	19,170,027
Institutional Class Shares	22,193,951
Service Class Shares	93,712,361

Total	159,814,540

2012 Annual Report	39

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.93
Class B Shares (a)	$9.86
Class C Shares (b)	$9.79
Class R2 Shares	$9.74
Institutional Class Shares	$9.90
Service Class Shares	$9.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.54

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$29,119,995
Interest income from affiliates	4,084,890

Total Income	33,204,885

EXPENSES:
Investment advisory fees	2,000,616
Fund administration fees	444,139
Distribution fees Class A	273,785
Distribution fees Class B	74,500
Distribution fees Class C	1,270,039
Distribution fees Class R2	906,099
Distribution fees Service Class	2,289,089
Administrative servicing fees Class A	44,145
Administrative servicing fees Class R2	271,950
Administrative servicing fees Service Class	1,374,075
Registration and filing fees	71,648
Professional fees	64,743
Printing fees	31,805
Trustee fees	60,708
Custodian fees	59,203
Accounting and transfer agent fees	292,877
Compliance program costs (Note 3)	4,797
Other	36,139

Total expenses before earnings credit	9,570,357

Earnings credit (Note 5)	(39)

Net Expenses	9,570,318

NET INVESTMENT INCOME	23,634,567

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	19,734,806
Net realized losses from investment transactions with affiliates	(24,112,486)

Net realized losses from affiliated investments	(4,377,680)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	102,198,147

Net realized/unrealized gains from affiliated investments	97,820,467

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$121,455,034

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$23,634,567	$25,146,379
Net realized gains/(losses) from affiliated investments	(4,377,680)	6,294,181
Net change in unrealized appreciation/(depreciation) from investments in affiliates	102,198,147	25,421,115

Change in net assets resulting from operations	121,455,034	56,861,675

Distributions to Shareholders From:
Net investment income:
Class A	(2,468,336)	(1,924,986)
Class B	(68,287)	(160,491)
Class C	(1,300,682)	(1,597,936)
Class R2	(2,407,902)	(2,598,744)
Institutional Class	(3,836,839)	(3,209,422)
Service Class	(14,082,991)	(15,719,429)
Net realized gains:
Class A	(597,076)	–
Class B	(55,475)	–
Class C	(747,797)	–
Class R2	(1,023,412)	–
Institutional Class	(1,039,621)	–
Service Class	(5,188,856)	–

Change in net assets from shareholder distributions	(32,817,274)	(25,211,008)

Change in net assets from capital transactions	(6,434,726)	25,023,471

Change in net assets	82,203,034	56,674,138

Net Assets:
Beginning of year	1,495,671,189	1,438,997,051

End of year	$1,577,874,223	$1,495,671,189

Accumulated undistributed net investment income at end of year	$1,140,723	$959,111

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,088,966	$32,846,237
Dividends reinvested	1,816,932	1,078,024
Cost of shares redeemed	(28,672,014)	(25,041,732)

Total Class A Shares	1,233,884	8,882,529

Class B Shares
Proceeds from shares issued	100,465	370,246
Dividends reinvested	75,666	97,113
Cost of shares redeemed	(6,294,510)	(7,933,188)

Total Class B Shares	(6,118,379)	(7,465,829)

Class C Shares
Proceeds from shares issued	14,230,844	14,755,285
Dividends reinvested	791,332	594,079
Cost of shares redeemed	(27,267,175)	(31,706,957)

Total Class C Shares	(12,244,999)	(16,357,593)

42	Annual Report 2012

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$23,609,186	$34,521,060
Dividends reinvested	3,313,570	2,471,505
Cost of shares redeemed	(24,723,372)	(25,262,773)

Total Class R2 Shares	2,199,384	11,729,792

Institutional Class Shares
Proceeds from shares issued	50,721,635	60,442,553
Dividends reinvested	4,876,460	3,209,422
Cost of shares redeemed	(24,422,694)	(21,473,626)

Total Institutional Class Shares	31,175,401	42,178,349

Service Class Shares
Proceeds from shares issued	73,233,283	121,494,603
Dividends reinvested	19,271,847	15,719,429
Cost of shares redeemed	(115,185,147)	(151,157,809)

Total Service Class Shares	(22,680,017)	(13,943,777)

Change in net assets from capital transactions	$(6,434,726)	$25,023,471

SHARE TRANSACTIONS:
Class A Shares
Issued	2,896,933	3,424,838
Reinvested	191,889	113,585
Redeemed	(2,978,653)	(2,628,107)

Total Class A Shares	110,169	910,316

Class B Shares
Issued	14,936	39,279
Reinvested	8,256	10,375
Redeemed	(661,466)	(844,963)

Total Class B Shares	(638,274)	(795,309)

Class C Shares
Issued	1,504,463	1,576,382
Reinvested	86,170	63,819
Redeemed	(2,872,343)	(3,381,076)

Total Class C Shares	(1,281,710)	(1,740,875)

Class R2 Shares
Issued	2,501,191	3,709,667
Reinvested	361,008	266,998
Redeemed	(2,611,965)	(2,684,491)

Total Class R2 Shares	250,234	1,292,174

Institutional Class Shares
Issued	5,272,049	6,419,742
Reinvested	518,479	341,457
Redeemed	(2,523,190)	(2,262,021)

Total Institutional Class Shares	3,267,338	4,499,178

2012 Annual Report	43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	7,616,789	12,797,308
Reinvested	2,061,796	1,672,344
Redeemed	(12,009,859)	(15,938,859)

Total Service Class Shares	(2,331,274)	(1,469,207)

Total change in shares	(623,517)	2,696,277

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

44	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$9.43	0.16	0.61	0.77	(0.22)	(0.05)	(0.27)	$9.93	8.38%		$114,304,018	0.49%	1.66%	0.49%	16.02%
Year Ended October 31, 2011 (d)	$9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	$9.43	4.06%		$107,508,362	0.48%	1.82%	0.48%	14.28%
Year Ended October 31, 2010 (d)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%		$96,798,604	0.47%	1.89%	0.47%	9.42%
Year Ended October 31, 2009 (d)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%		$73,380,653	0.50%	2.38%	0.50%	20.17%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%	)	$64,773,015	0.46%	2.56%	0.46%	21.57%

Class B Shares
Year Ended October 31, 2012 (d)	$9.30	0.09	0.60	0.69	(0.08)	(0.05)	(0.13)	$9.86	7.56%		$5,228,875	1.20%	1.00%	1.20%	16.02%
Year Ended October 31, 2011 (d)	$9.09	0.11	0.20	0.31	(0.10)	–	(0.10)	$9.30	3.41%		$10,862,496	1.21%	1.20%	1.21%	14.28%
Year Ended October 31, 2010 (d)	$8.31	0.11	0.81	0.92	(0.11)	(0.03)	(0.14)	$9.09	11.14%		$17,847,479	1.20%	1.24%	1.20%	9.42%
Year Ended October 31, 2009 (d)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%		$22,546,617	1.21%	1.69%	1.21%	20.17%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%	)	$24,758,716	1.21%	1.82%	1.21%	21.57%

Class C Shares
Year Ended October 31, 2012 (d)	$9.25	0.09	0.60	0.69	(0.10)	(0.05)	(0.15)	$9.79	7.58%		$124,362,072	1.20%	0.97%	1.20%	16.02%
Year Ended October 31, 2011 (d)	$9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	$9.25	3.37%		$129,312,497	1.21%	1.13%	1.21%	14.28%
Year Ended October 31, 2010 (d)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%		$142,313,710	1.20%	1.21%	1.20%	9.42%
Year Ended October 31, 2009 (d)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%		$139,055,974	1.21%	1.68%	1.21%	20.17%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%	)	$136,846,923	1.21%	1.82%	1.21%	21.57%

Class R2 Shares (e)
Year Ended October 31, 2012 (d)	$9.20	0.12	0.60	0.72	(0.13)	(0.05)	(0.18)	$9.74	7.96%		$186,740,830	0.85%	1.31%	0.85%	16.02%
Year Ended October 31, 2011 (d)	$9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	$9.20	3.67%		$174,027,334	0.85%	1.46%	0.85%	14.28%
Year Ended October 31, 2010 (d)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%		$158,746,294	0.83%	1.54%	0.83%	9.42%
Year Ended October 31, 2009 (d)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%		$123,534,769	0.87%	1.94%	0.87%	20.17%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%	)	$74,954,889	0.84%	2.16%	0.84%	21.57%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$9.35	0.19	0.60	0.79	(0.19)	(0.05)	(0.24)	$9.90	8.64%		$219,767,806	0.20%	1.95%	0.20%	16.02%
Year Ended October 31, 2011 (d)	$9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	$9.35	4.38%		$176,900,980	0.21%	2.06%	0.21%	14.28%
Year Ended October 31, 2010 (d)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%		$131,966,219	0.20%	2.18%	0.20%	9.42%
Year Ended October 31, 2009 (d)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%		$90,723,665	0.21%	2.61%	0.21%	20.17%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%	)	$65,760,859	0.20%	2.81%	0.21%	21.57%

Service Class Shares
Year Ended October 31, 2012 (d)	$9.34	0.15	0.61	0.76	(0.15)	(0.05)	(0.20)	$9.90	8.30%		$927,470,622	0.60%	1.56%	0.60%	16.02%
Year Ended October 31, 2011 (d)	$9.14	0.16	0.20	0.36	(0.16)	–	(0.16)	$9.34	3.96%		$897,059,520	0.61%	1.71%	0.61%	14.28%
Year Ended October 31, 2010 (d)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%		$891,324,745	0.59%	1.81%	0.59%	9.42%
Year Ended October 31, 2009 (d)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%		$813,670,095	0.63%	2.24%	0.63%	20.17%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%	)	$720,355,117	0.59%	2.42%	0.60%	21.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	45

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 6.77% versus 8.01% for its composite benchmark, 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 467 funds as of October 31, 2012) was 9.05% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 22% and 33%, respectively), which gained 14.96% and 5.15%, respectively.

All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

All six sectors within the Barclays U.S. Aggregate Bond Index registered positive performance during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, sovereign government bonds and industrial bonds.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund (with target allocations of 10% and 3%, respectively), which returned 0.69% and 0.00%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

46	Annual Report 2012

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	6.81%	2.62%	5.48%
	w/SC2	0.71%	1.41%	4.86%
Class B	w/o SC1	6.09%	1.90%	4.75%
	w/SC3	1.09%	1.55%	4.75%
Class C	w/o SC1	6.09%	1.90%	4.74%
	w/SC4	5.09%	1.90%	4.74%
Class R2[5,6,7]		6.43%	2.25%	5.17%
Institutional Class[5,8]		7.17%	2.93%	5.73%
Service Class[5]		6.77%	2.53%	5.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.74%
Class B	1.47%
Class C	1.47%
Class R2	1.12%
Institutional Class	0.47%
Service Class	0.87%
*	Current effective prospectus dated February 29, 2012. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	47

Fund Performance (Continued)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Barclays U.S. Aggregate Bond Index(a), the S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 10/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 40% S&P 500® Index and 25% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

48	Annual Report 2012

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Investor Destinations Moderately Conservative Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,018.10	2.54	0.50
	Hypothetical	[c]	1,000.00	1,022.62	2.54	0.50
Class B Shares	Actual		1,000.00	1,015.10	6.18	1.22
	Hypothetical	[c]	1,000.00	1,019.00	6.19	1.22
Class C Shares	Actual		1,000.00	1,014.60	6.13	1.21
	Hypothetical	[c]	1,000.00	1,019.05	6.14	1.21
Class R2 Shares	Actual		1,000.00	1,016.30	4.36	0.86
	Hypothetical	[c]	1,000.00	1,020.81	4.37	0.86
Institutional Class Shares	Actual		1,000.00	1,019.40	1.07	0.21
	Hypothetical	[c]	1,000.00	1,024.08	1.07	0.21
Service Class Shares	Actual		1,000.00	1,017.50	3.09	0.61
	Hypothetical	[c]	1,000.00	1,022.07	3.10	0.61

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	49

Portfolio Summary October 31, 2012	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation †
Fixed Income Funds	43.7%
Equity Funds	39.2%
Fixed Contract	14.2%
Money Market Fund	3.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide Bond Index Fund, Institutional Class	33.6%
Nationwide S&P 500 Index Fund, Institutional Class	21.5%
Nationwide Fixed Contract	14.2%
Nationwide Enhanced Income Fund, Institutional Class	10.1%
Nationwide International Index Fund, Institutional Class	9.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.8%
Nationwide Money Market Fund, Institutional Class	3.0%
Nationwide Small Cap Index Fund, Institutional Class	1.9%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

50	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 85.9%

	Shares	Market Value

Equity Funds 39.2%
Nationwide International Index Fund, Institutional Class (a)	7,842,482	$54,191,551
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,158,257	32,114,861
Nationwide S&P 500 Index Fund, Institutional Class (a)	9,976,952	117,628,259
Nationwide Small Cap Index Fund, Institutional Class (a)	868,181	10,574,447

Total Equity Funds (cost $177,060,499)		214,509,118

Fixed Income Funds 43.7%
Nationwide Bond Index Fund, Institutional Class (a)	15,450,100	183,856,193
Nationwide Enhanced Income Fund, Institutional Class (a)	6,188,843	55,328,260

Total Fixed Income Funds (cost $229,881,277)		239,184,453

Money Market Fund 3.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	16,570,919	16,570,919

Total Money Market Fund (cost $16,570,919)		16,570,919

Total Mutual Funds (cost $423,512,695)		470,264,490

Fixed Contract 14.2%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$77,640,289	$77,640,289

Total Fixed Contract (cost $77,640,289)		77,640,289

Total Investments (cost $501,152,984) (d) — 100.1%		547,904,779

Liabilities in excess of other assets — (0.1)%		(311,728)

NET ASSETS — 100.0%		$547,593,051

*	Denotes a non-income producing security.
(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	51

Statement of Assets and Liabilities

October 31, 2012

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $501,152,984)	$547,904,779
Cash	1,447
Receivable for capital shares issued	798,243
Prepaid expenses	31,727

Total Assets	548,736,196

Liabilities:
Payable for investments purchased	151,166
Payable for capital shares redeemed	667,679
Accrued expenses and other payables:
Investment advisory fees	60,387
Fund administration fees	21,812
Distribution fees	146,520
Administrative servicing fees	60,670
Accounting and transfer agent fees	7,761
Trustee fees	1,592
Custodian fees	3,380
Compliance program costs (Note 3)	275
Professional fees	11,694
Printing fees	7,788
Other	2,421

Total Liabilities	1,143,145

Net Assets	$547,593,051

Represented by:
Capital	$511,253,550
Accumulated undistributed net investment income	700,147
Accumulated net realized losses from affiliated investments	(11,112,441)
Net unrealized appreciation/(depreciation) from investments in affiliates	46,751,795

Net Assets	$547,593,051

Net Assets:
Class A Shares	$44,422,496
Class B Shares	1,491,869
Class C Shares	41,368,353
Class R2 Shares	85,855,793
Institutional Class Shares	70,457,429
Service Class Shares	303,997,111

Total	$547,593,051

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,245,698
Class B Shares	142,371
Class C Shares	3,970,476
Class R2 Shares	8,198,120
Institutional Class Shares	6,678,784
Service Class Shares	28,925,683

Total	52,161,132

52	Annual Report 2012

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.46
Class B Shares (a)	$10.48
Class C Shares (b)	$10.42
Class R2 Shares	$10.47
Institutional Class Shares	$10.55
Service Class Shares	$10.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.10

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	53

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$9,791,754
Interest income from affiliates	2,373,785

Total Income	12,165,539

EXPENSES:
Investment advisory fees	683,158
Fund administration fees	184,187
Distribution fees Class A	100,532
Distribution fees Class B	20,062
Distribution fees Class C	396,248
Distribution fees Class R2	415,735
Distribution fees Service Class	743,295
Administrative servicing fees Class A	18,909
Administrative servicing fees Class R2	122,465
Administrative servicing fees Service Class	446,179
Registration and filing fees	68,673
Professional fees	31,255
Printing fees	17,359
Trustee fees	21,002
Custodian fees	20,409
Accounting and transfer agent fees	86,732
Compliance program costs (Note 3)	1,736
Other	16,569

Total expenses before earnings credit	3,394,505

Earnings credit (Note 5)	(12)

Net Expenses	3,394,493

NET INVESTMENT INCOME	8,771,046

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,108,173
Net realized losses from investment transactions with affiliates	(319,236)

Net realized gains from affiliated investments	4,788,937

Net change in unrealized appreciation/(depreciation) from investments in affiliates	20,565,691

Net realized/unrealized gains from affiliated investments	25,354,628

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,125,674

The accompanying notes are an integral part of these financial statements.

54	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$8,771,046	$8,973,037
Net realized gains from affiliated investments	4,788,937	4,977,906
Net change in unrealized appreciation/(depreciation) from investments in affiliates	20,565,691	5,439,588

Change in net assets resulting from operations	34,125,674	19,390,531

Distributions to Shareholders From:
Net investment income:
Class A	(731,332)	(713,679)
Class B	(21,703)	(41,756)
Class C	(449,061)	(511,838)
Class R2	(1,219,869)	(1,270,407)
Institutional Class	(1,323,095)	(1,059,701)
Service Class	(5,089,246)	(5,395,594)
Net realized gains:
Class A	(382,640)	–
Class B	(23,918)	–
Class C	(395,891)	–
Class R2	(821,285)	–
Institutional Class	(574,644)	–
Service Class	(2,977,979)	–

Change in net assets from shareholder distributions	(14,010,663)	(8,992,975)

Change in net assets from capital transactions	23,688,151	19,247,647

Change in net assets	43,803,162	29,645,203

Net Assets:
Beginning of year	503,789,889	474,144,686

End of year	$547,593,051	$503,789,889

Accumulated undistributed net investment income at end of year	$700,147	$601,156

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,398,701	$10,630,736
Dividends reinvested	790,087	487,336
Cost of shares redeemed	(8,221,513)	(8,083,957)

Total Class A Shares	5,967,275	3,034,115

Class B Shares
Proceeds from shares issued	135,383	176,566
Dividends reinvested	34,410	30,092
Cost of shares redeemed	(1,364,733)	(2,493,468)

Total Class B Shares	(1,194,940)	(2,286,810)

Class C Shares
Proceeds from shares issued	10,429,778	5,777,592
Dividends reinvested	377,866	217,599
Cost of shares redeemed	(9,874,261)	(8,639,865)

Total Class C Shares	933,383	(2,644,674)

2012 Annual Report	55

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$13,622,774	$16,260,577
Dividends reinvested	1,970,575	1,228,007
Cost of shares redeemed	(13,484,241)	(11,591,027)

Total Class R2 Shares	2,109,108	5,897,557

Institutional Class Shares
Proceeds from shares issued	20,915,768	20,993,371
Dividends reinvested	1,897,424	1,059,701
Cost of shares redeemed	(9,193,153)	(7,363,698)

Total Institutional Class Shares	13,620,039	14,689,374

Service Class Shares
Proceeds from shares issued	39,162,376	50,348,865
Dividends reinvested	8,067,220	5,395,594
Cost of shares redeemed	(44,976,310)	(55,186,374)

Total Service Class Shares	2,253,286	558,085

Change in net assets from capital transactions	$23,688,151	$19,247,647

The accompanying notes are an integral part of these financial statements.

56	Annual Report 2012

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	1,307,142	1,055,184
Reinvested	78,723	48,628
Redeemed	(804,446)	(807,372)

Total Class A Shares	581,419	296,440

Class B Shares
Issued	13,937	17,395
Reinvested	3,457	2,999
Redeemed	(133,356)	(249,492)

Total Class B Shares	(115,962)	(229,098)

Class C Shares
Issued	1,021,811	576,204
Reinvested	38,024	21,805
Redeemed	(972,228)	(858,758)

Total Class C Shares	87,607	(260,749)

Class R2 Shares
Issued	1,328,773	1,617,422
Reinvested	196,723	122,400
Redeemed	(1,314,245)	(1,146,064)

Total Class R2 Shares	211,251	593,758

Institutional Class Shares
Issued	2,031,905	2,069,216
Reinvested	187,174	104,902
Redeemed	(888,672)	(721,255)

Total Institutional Class Shares	1,330,407	1,452,863

Service Class Shares
Issued	3,799,940	4,965,801
Reinvested	801,659	536,070
Redeemed	(4,371,081)	(5,451,997)

Total Service Class Shares	230,518	49,874

Total change in shares	2,325,240	1,903,088

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	57

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Portfolio Turnover(c)
Class A Shares
Year Ended October 31, 2012(d)	$10.08	0.18	0.49	0.67	(0.19)	(0.10)	(0.29)	$10.46	6.81%		$44,422,496	0.51%	1.80%	0.51%	20.61%
Year Ended October 31, 2011(d)	$9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	$10.08	4.31%		$36,925,502	0.49%	1.99%	0.49%	17.89%
Year Ended October 31, 2010(d)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%		$33,209,551	0.50%	2.17%	0.50%	12.60%
Year Ended October 31, 2009(d)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%		$27,499,985	0.52%	2.47%	0.52%	22.80%
Year Ended October 31, 2008	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%	)	$23,093,974	0.46%	2.97%	0.46%	25.61%
Class B Shares
Year Ended October 31, 2012(d)	$10.09	0.11	0.49	0.60	(0.11)	(0.10)	(0.21)	$10.48	6.09%		$1,491,869	1.22%	1.11%	1.22%	20.61%
Year Ended October 31, 2011(d)	$9.86	0.13	0.22	0.35	(0.12)	–	(0.12)	$10.09	3.55%		$2,605,396	1.22%	1.33%	1.22%	17.89%
Year Ended October 31, 2010(d)	$9.21	0.14	0.64	0.78	(0.13)	–	(0.13)	$9.86	8.58%		$4,807,063	1.21%	1.48%	1.21%	12.60%
Year Ended October 31, 2009(d)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%		$5,867,608	1.22%	1.80%	1.22%	22.80%
Year Ended October 31, 2008	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%	)	$5,702,625	1.20%	2.23%	1.20%	25.61%
Class C Shares
Year Ended October 31, 2012(d)	$10.04	0.11	0.49	0.60	(0.12)	(0.10)	(0.22)	$10.42	6.09%		$41,368,353	1.22%	1.10%	1.22%	20.61%
Year Ended October 31, 2011(d)	$9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	$10.04	3.55%		$38,970,245	1.22%	1.27%	1.22%	17.89%
Year Ended October 31, 2010(d)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%		$40,700,682	1.21%	1.46%	1.21%	12.60%
Year Ended October 31, 2009(d)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%		$38,316,174	1.22%	1.79%	1.22%	22.80%
Year Ended October 31, 2008	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%	)	$32,042,631	1.20%	2.23%	1.20%	25.61%
Class R2 Shares(e)
Year Ended October 31, 2012(d)	$10.09	0.15	0.48	0.63	(0.15)	(0.10)	(0.25)	$10.47	6.43%		$85,855,793	0.86%	1.45%	0.86%	20.61%
Year Ended October 31, 2011(d)	$9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	$10.09	3.92%		$80,556,773	0.87%	1.61%	0.87%	17.89%
Year Ended October 31, 2010(d)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%		$72,987,185	0.85%	1.78%	0.85%	12.60%
Year Ended October 31, 2009(d)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%		$55,375,781	0.89%	2.06%	0.89%	22.80%
Year Ended October 31, 2008	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%	)	$29,677,803	0.84%	2.57%	0.84%	25.61%
Institutional Class Shares
Year Ended October 31, 2012(d)	$10.16	0.22	0.49	0.71	(0.22)	(0.10)	(0.32)	$10.55	7.17%		$70,457,429	0.22%	2.09%	0.22%	20.61%
Year Ended October 31, 2011(d)	$9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	$10.16	4.55%		$54,326,098	0.22%	2.21%	0.22%	17.89%
Year Ended October 31, 2010(d)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%		$38,719,904	0.21%	2.39%	0.21%	12.60%
Year Ended October 31, 2009	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%		$20,004,640	0.22%	2.73%	0.22%	22.80%
Year Ended October 31, 2008	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%	)	$11,932,939	0.20%	3.22%	0.20%	25.61%
Service Class Shares
Year Ended October 31, 2012(d)	$10.12	0.17	0.50	0.67	(0.18)	(0.10)	(0.28)	$10.51	6.77%		$303,997,111	0.62%	1.70%	0.62%	20.61%
Year Ended October 31, 2011(d)	$9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	$10.12	4.15%		$290,405,875	0.62%	1.86%	0.62%	17.89%
Year Ended October 31, 2010(d)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%		$283,720,301	0.60%	2.05%	0.60%	12.60%
Year Ended October 31, 2009(d)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%		$263,198,654	0.64%	2.38%	0.64%	22.80%
Year Ended October 31, 2008	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%	)	$234,436,969	0.59%	2.83%	0.59%	25.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

58	Annual Report 2012

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Investor Destinations Conservative Fund (Service Class) returned 4.75% versus 4.93% for its composite benchmark, 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 322 funds as of October 31, 2012) was 7.97% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 12% and 40%, respectively), which gained 14.96% and 5.15%, respectively.

All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

All six sectors within the Barclays U.S. Aggregate Bond Index registered positive performance during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, sovereign government bonds and industrial bonds.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund, which returned 0.69% and 0.00%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Annual Report	59

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.89%	3.16%	4.45%
	w/SC2	(1.15)%	1.95%	3.83%
Class B	w/o SC1	4.15%	2.44%	3.71%
	w/SC3	(0.85)%	2.07%	3.71%
Class C	w/o SC1	4.17%	2.41%	3.70%
	w/SC4	3.17%	2.41%	3.70%
Class R2[5,6,7]		4.52%	2.81%	4.13%
Institutional Class[5,8]		5.16%	3.45%	4.68%
Service Class[5]		4.75%	3.04%	4.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.74%
Class B	1.48%
Class C	1.48%
Class R2	1.12%
Institutional Class	0.48%
Service Class	0.88%
*	Current effective prospectus dated February 29, 2012. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

60	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Barclays U.S. Aggregate Bond Index(a), the S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 10/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 20% S&P 500® Index and 45% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	61

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Investor Destinations Conservative Fund			Beginning Account Value($) 05/01/12	Ending Account Value($) 10/31/12	Expenses Paid During Period ($) 05/01/12 -10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 -10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,017.30	2.64	0.52
	Hypothetical	[c]	1,000.00	1,022.52	2.64	0.52
Class B Shares	Actual		1,000.00	1,013.40	6.28	1.24
	Hypothetical	[c]	1,000.00	1,018.90	6.29	1.24
Class C Shares	Actual		1,000.00	1,013.80	6.23	1.23
	Hypothetical	[c]	1,000.00	1,018.95	6.24	1.23
Class R2 Shares	Actual		1,000.00	1,015.50	4.46	0.88
	Hypothetical	[c]	1,000.00	1,020.71	4.47	0.88
Institutional Class Shares	Actual		1,000.00	1,018.60	1.17	0.23
	Hypothetical	[c]	1,000.00	1,023.98	1.17	0.23
Service Class Shares	Actual		1,000.00	1,016.60	3.19	0.63
	Hypothetical	[c]	1,000.00	1,021.97	3.20	0.63

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

62	Annual Report 2012

Portfolio Summary	Nationwide Investor Destinations Conservative Fund

October 31, 2012

Asset Allocation †
Fixed Income Funds	54.4%
Fixed Contract	21.1%
Equity Funds	19.4%
Money Market Fund	5.0%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings ††
Nationwide Bond Index Fund, Institutional Class	40.4%
Nationwide Fixed Contract	21.1%
Nationwide Enhanced Income Fund, Institutional Class	14.0%
Nationwide S&P 500 Index Fund, Institutional Class	11.7%
Nationwide Money Market Fund, Institutional Class	5.0%
Nationwide International Index Fund, Institutional Class	4.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	2.9%

100.0%

† Percentages indicated are based upon net assets as of October 31, 2012.

†† Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	63

Statement of Investments

October 31, 2012

Nationwide Investor Destinations Conservative Fund

Mutual Funds 78.8%

	Shares	Market Value

Equity Funds 19.4%
Nationwide International Index Fund, Institutional Class (a)	3,047,651	$21,059,266
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	838,728	12,480,268
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,229,292	49,863,348

Total Equity Funds (cost $70,814,467)		83,402,882

Fixed Income Funds 54.4%
Nationwide Bond Index Fund, Institutional Class (a)	14,552,279	173,172,124
Nationwide Enhanced Income Fund, Institutional Class (a)	6,732,868	60,191,836

Total Fixed Income Funds (cost $224,742,209)		233,363,960

Money Market Fund 5.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	21,461,542	21,461,542

Total Money Market Fund (cost $21,461,542)		21,461,542

Total Mutual Funds (cost $317,018,218)		338,228,384

Fixed Contract 21.1%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55%(a)(c)	$90,496,673	90,496,673

Total Fixed Contract (cost $90,496,673)		90,496,673

Total Investments (cost $407,514,891) (d) — 99.9%		428,725,057

Other assets in excess of liabilities — 0.1%		231,630

NET ASSETS — 100.0%		$428,956,687

*	Denotes a non-income producing security.
(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

64	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $407,514,891)	$428,725,057
Cash	1,110
Receivable for investments sold	317,859
Receivable for capital shares issued	946,754
Prepaid expenses	33,320

Total Assets	430,024,100

Liabilities:
Payable for capital shares redeemed	815,035
Accrued expenses and other payables:
Investment advisory fees	46,934
Fund administration fees	19,022
Distribution fees	121,008
Administrative servicing fees	34,919
Accounting and transfer agent fees	11,703
Trustee fees	1,224
Custodian fees	2,564
Compliance program costs (Note 3)	201
Professional fees	10,563
Printing fees	2,869
Other	1,371

Total Liabilities	1,067,413

Net Assets	$428,956,687

Represented by:
Capital	$406,296,590
Accumulated undistributed net investment income	746,764
Accumulated net realized gains from affiliated investments	703,167
Net unrealized appreciation/(depreciation) from investments in affiliates	21,210,166

Net Assets	$428,956,687

Net Assets:
Class A Shares	$51,231,565
Class B Shares	711,796
Class C Shares	43,051,481
Class R2 Shares	64,893,180
Institutional Class Shares	47,775,938
Service Class Shares	221,292,727

Total	$428,956,687

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,856,837
Class B Shares	67,147
Class C Shares	4,095,957
Class R2 Shares	6,168,524
Institutional Class Shares	4,510,167
Service Class Shares	20,934,867

Total	40,633,499

2012 Annual Report	65

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.55
Class B Shares (a)	$10.60
Class C Shares (b)	$10.51
Class R2 Shares	$10.52
Institutional Class Shares	$10.59
Service Class Shares	$10.57
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.19

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

66	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

INVESTMENT INCOME:	Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$6,901,552
Interest income from affiliates	2,836,448

Total Income	9,738,000

EXPENSES:
Investment advisory fees	527,145
Fund administration fees	154,898
Distribution fees Class A	103,745
Distribution fees Class B	8,685
Distribution fees Class C	372,520
Distribution fees Class R2	315,848
Distribution fees Service Class	550,583
Administrative servicing fees Class A	15,997
Administrative servicing fees Class R2	91,319
Administrative servicing fees Service Class	330,502
Registration and filing fees	69,206
Professional fees	27,567
Printing fees	13,527
Trustee fees	15,513
Custodian fees	15,892
Accounting and transfer agent fees	108,089
Compliance program costs (Note 3)	1,389
Other	13,437

Total expenses before earnings credit	2,735,862

Earnings credit (Note 5)	(10)

Net Expenses	2,735,852

NET INVESTMENT INCOME	7,002,148

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,409,480
Net realized gains from investment transactions with affiliates	5,914,693

Net realized gains from affiliated investments	8,324,173

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,421,973

Net realized/unrealized gains from affiliated investments	11,746,146

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,748,294

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	67

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$7,002,148	$6,701,761
Net realized gains from affiliated investments	8,324,173	4,543,304
Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,421,973	206,062

Change in net assets resulting from operations	18,748,294	11,451,127

Distributions to Shareholders From:
Net investment income:
Class A	(769,039)	(526,213)
Class B	(9,629)	(17,208)
Class C	(442,622)	(431,797)
Class R2	(959,653)	(919,523)
Institutional Class	(909,976)	(728,455)
Service Class	(3,855,913)	(4,068,753)
Net realized gains:
Class A	(243,056)	–
Class B	(6,927)	–
Class C	(234,129)	–
Class R2	(407,871)	–
Institutional Class	(255,378)	–
Service Class	(1,451,556)	–

Change in net assets from shareholder distributions	(9,545,749)	(6,691,949)

Change in net assets from capital transactions	33,907,899	35,978,447

Change in net assets	43,110,444	40,737,625

Net Assets:
Beginning of year	385,846,243	345,108,618

End of year	$428,956,687	$385,846,243

Accumulated undistributed net investment income at end of year	$746,764	$617,698

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,088,835	$21,732,125
Dividends reinvested	573,415	294,895
Cost of shares redeemed	(13,277,796)	(9,584,518)

Total Class A Shares	15,384,454	12,442,502

Class B Shares
Proceeds from shares issued	76,534	130,038
Dividends reinvested	11,723	11,933
Cost of shares redeemed	(506,578)	(795,241)

Total Class B Shares	(418,321)	(653,270)

Class C Shares
Proceeds from shares issued	16,648,043	8,634,810
Dividends reinvested	288,589	172,627
Cost of shares redeemed	(8,494,625)	(8,987,002)

Total Class C Shares	8,442,007	(179,565)

68	Annual Report 2012

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$14,219,967	$22,197,487
Dividends reinvested	1,321,992	867,196
Cost of shares redeemed	(12,687,834)	(16,407,038)

Total Class R2 Shares	2,854,125	6,657,645

Institutional Class Shares
Proceeds from shares issued	18,255,802	17,963,879
Dividends reinvested	1,165,198	728,455
Cost of shares redeemed	(9,306,587)	(8,591,486)

Total Institutional Class Shares	10,114,413	10,100,848

Service Class Shares
Proceeds from shares issued	40,640,891	56,032,567
Dividends reinvested	5,307,224	4,068,625
Cost of shares redeemed	(48,416,894)	(52,490,905)

Total Service Class Shares	(2,468,779)	7,610,287

Change in net assets from capital transactions	$33,907,899	$35,978,447

SHARE TRANSACTIONS:
Class A Shares
Issued	2,694,576	2,115,732
Reinvested	55,629	28,824
Redeemed	(1,275,423)	(932,632)

Total Class A Shares	1,474,782	1,211,924

Class B Shares
Issued	7,478	12,661
Reinvested	1,139	1,162
Redeemed	(48,528)	(77,265)

Total Class B Shares	(39,911)	(63,442)

Class C Shares
Issued	1,603,586	844,312
Reinvested	28,143	16,924
Redeemed	(820,403)	(877,441)

Total Class C Shares	811,326	(16,205)

Class R2 Shares
Issued	1,372,770	2,168,339
Reinvested	128,776	84,945
Redeemed	(1,222,639)	(1,601,132)

Total Class R2 Shares	278,907	652,152

Institutional Class Shares
Issued	1,747,718	1,742,391
Reinvested	112,569	70,929
Redeemed	(891,910)	(832,690)

Total Institutional Class Shares	968,377	980,630

2012 Annual Report	69

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,896,223	5,445,113
Reinvested	514,656	396,931
Redeemed	(4,645,014)	(5,107,455)

Total Service Class Shares	(234,135)	734,589

Total change in shares	3,259,346	3,499,648

Amounts designated as "–" are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

70	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$10.32	0.19	0.31	0.50	(0.20)	(0.07)	(0.27)	$10.55	4.89%		$51,231,565	0.52%	1.87%	0.52%	15.75%
Year Ended October 31, 2011 (d)	$10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	$10.32	3.51%		$34,889,691	0.50%	2.04%	0.50%	17.28%
Year Ended October 31, 2010 (d)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%		$22,095,197	0.51%	2.33%	0.51%	15.48%
Year Ended October 31, 2009 (d)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%		$15,347,604	0.55%	2.50%	0.55%	23.94%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%	)	$11,682,682	0.46%	3.24%	0.46%	29.72%

Class B Shares
Year Ended October 31, 2012 (d)	$10.36	0.12	0.30	0.42	(0.11)	(0.07)	(0.18)	$10.60	4.15%		$711,796	1.23%	1.18%	1.23%	15.75%
Year Ended October 31, 2011 (d)	$10.21	0.14	0.14	0.28	(0.13)	–	(0.13)	$10.36	2.75%		$1,108,932	1.24%	1.37%	1.24%	17.28%
Year Ended October 31, 2010 (d)	$9.79	0.17	0.40	0.57	(0.15)	–	(0.15)	$10.21	5.90%		$1,741,629	1.23%	1.70%	1.23%	15.48%
Year Ended October 31, 2009 (d)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%		$2,821,364	1.23%	1.84%	1.23%	23.94%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%	)	$3,261,540	1.20%	2.53%	1.20%	29.72%

Class C Shares
Year Ended October 31, 2012 (d)	$10.28	0.12	0.30	0.42	(0.12)	(0.07)	(0.19)	$10.51	4.17%		$43,051,481	1.23%	1.17%	1.23%	15.75%
Year Ended October 31, 2011 (d)	$10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	$10.28	2.63%		$33,770,729	1.24%	1.33%	1.24%	17.28%
Year Ended October 31, 2010 (d)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%		$33,490,120	1.23%	1.64%	1.23%	15.48%
Year Ended October 31, 2009 (d)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%		$31,268,010	1.24%	1.81%	1.24%	23.94%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%	)	$23,815,171	1.20%	2.52%	1.20%	29.72%

Class R2 Shares(e)
Year Ended October 31, 2012 (d)	$10.29	0.16	0.30	0.46	(0.16)	(0.07)	(0.23)	$10.52	4.52%		$64,893,180	0.88%	1.52%	0.88%	15.75%
Year Ended October 31, 2011 (d)	$10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	$10.29	3.10%		$60,593,403	0.88%	1.67%	0.88%	17.28%
Year Ended October 31, 2010 (d)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%		$53,173,161	0.87%	1.96%	0.87%	15.48%
Year Ended October 31, 2009 (d)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%		$38,324,442	0.87%	2.14%	0.87%	23.94%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%	)	$20,228,887	0.82%	2.85%	0.82%	29.72%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$10.36	0.23	0.30	0.53	(0.23)	(0.07)	(0.30)	$10.59	5.16%		$47,775,938	0.23%	2.16%	0.23%	15.75%
Year Ended October 31, 2011 (d)	$10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	$10.36	3.75%		$36,683,488	0.24%	2.31%	0.24%	17.28%
Year Ended October 31, 2010 (d)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%		$26,174,857	0.23%	2.54%	0.23%	15.48%
Year Ended October 31, 2009 (d)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%		$10,218,039	0.24%	2.78%	0.24%	23.94%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%	)	$5,705,718	0.20%	3.52%	0.20%	29.72%

Service Class Shares
Year Ended October 31, 2012 (d)	$10.34	0.18	0.30	0.48	(0.18)	(0.07)	(0.25)	$10.57	4.75%		$221,292,727	0.63%	1.77%	0.63%	15.75%
Year Ended October 31, 2011 (d)	$10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	$10.34	3.35%		$218,800,000	0.64%	1.93%	0.64%	17.28%
Year Ended October 31, 2010 (d)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%		$208,433,654	0.62%	2.25%	0.62%	15.48%
Year Ended October 31, 2009 (d)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%		$197,458,875	0.65%	2.41%	0.65%	23.94%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%	)	$175,298,293	0.58%	3.14%	0.59%	29.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	71

Notes to Financial Statements

October 31, 2012

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2012, the Trust operates thirty-three (33) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations   Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations   Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s investments in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

72	Annual Report 2012

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”) and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations and provide recommendations to the Board of Trustees’ Valuation Committee. The FVC follows guidelines approved by the Board of Trustees to make fair value determinations when values provided by vendor pricing sources are unavailable or have become unreliable. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Securities may be fair valued under procedures approved by the Board of Trustees in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

2012 Annual Report	73

Notes to Financial Statements (Continued)

October 31, 2012

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. A fair value determination may also take into account other factors, including, but not limited to the size of a Fund’s holdings, related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other relevant information relevant to the investment. . Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a rate of interest, which is currently adjusted on a quarterly basis. During the year ended October 31, 2012, the rate was 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Funds receive no more or less than the guaranteed principal amount and will not directly participate in the actual experience of the assets underlying the contract. The Nationwide Fixed Contract has been valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

74	Annual Report 2012

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2012:

Investor Destinations Aggressive

At October 31, 2012, 100% of the market value of the Fund’s investments was determined based on Level 1 inputs.

Investor Destinations Moderately Aggressive

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$44,763,100	$—	$44,763,100
Mutual Funds	1,699,941,837	—	—	1,699,941,837

Total	$1,699,941,837	$44,763,100	$—	$1,744,704,937

Investor Destinations Moderate

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$128,760,576	$—	$128,760,576
Mutual Funds	1,450,112,778	—	—	1,450,112,778

Total	$1,450,112,778	$128,760,576	$—	$1,578,873,354

Investor Destinations Moderately Conservative

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$77,640,289	$—	$77,640,289
Mutual Funds	470,264,490	—	—	470,264,490

Total	$470,264,490	$77,640,289	$—	$547,904,779

Investor Destinations Conservative

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$90,496,673	$—	$90,496,673
Mutual Funds	338,228,384	—	—	338,228,384

Total	$338,228,384	$90,496,673	$—	$428,725,057

*	See Statements of Investments for identification of a Fund’s investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

For the year ended October 31, 2012, the Funds had no investments categorized as Level 3 investments.

2012 Annual Report	75

Notes to Financial Statements (Continued)

October 31, 2012

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2012 are primarily attributable to adjustments for capital gain distributions from Underlying Funds and distribution redesignations. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2009 to 2012 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

76	Annual Report 2012

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2013.

Fund	Classes	Amount (annual rate)
Investor Destinations Aggressive	All Classes	0.25%
Investor Destinations Moderately Aggressive	All Classes	0.25%
Investor Destinations Moderate	All Classes	0.25%
Investor Destinations Moderately Conservative	All Classes	0.25%
Investor Destinations Conservative	All Classes	0.25%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ran until December 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of October 31, 2012, the Funds had no cumulative potential reimbursements, and no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement during the year ended October 31, 2012.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust,

2012 Annual Report	77

Notes to Financial Statements (Continued)

October 31, 2012

another registered investment company managed by NFA and administered by NFM, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2012, the Funds’ aggregate portion of such costs amounted to $15,981.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares, and 0.25% of Service Class shares of each Fund. Institutional Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2012, NFD received commissions of $910,507 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $302,537 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, and Service Class shares of each Fund.

78	Annual Report 2012

For the year ended October 31, 2012, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$1,260,669
Investor Destinations Moderately Aggressive	2,033,410
Investor Destinations Moderate	1,690,170
Investor Destinations Moderately Conservative	587,553
Investor Destinations Conservative	437,818

As of October 31, 2012, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	39.06%
Investor Destinations Moderately Aggressive	32.17
Investor Destinations Moderate	26.55
Investor Destinations Moderately Conservative	22.62
Investor Destinations Conservative	17.46

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds, and several of the Funds invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended October 31, 2012 were as follows:

Investor Destinations Aggressive

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide International Index Fund	$295,263,917	$48,029,447	$40,399,469	$8,430,916	$(15,361,249)	$315,196,764
Nationwide Mid Cap Market Index Fund	152,510,804	18,089,034	30,777,086	1,289,366	10,009,197	155,662,995
Nationwide S&P 500 Index Fund	397,997,931	28,426,772	60,345,401	7,687,649	6,376,981	414,518,630
Nationwide Small Cap Index Fund	103,632,738	8,239,480	19,949,288	1,058,528	1,208,444	102,495,665
Nationwide Bond Index Fund	45,870,460	15,587,767	8,576,870	1,434,493	1,135,114	53,994,823

2012 Annual Report	79

Notes to Financial Statements (Continued)

October 31, 2012

Investor Destinations Moderately Aggressive

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide International Index Fund	$420,212,139	$67,919,943	$68,315,553	$11,885,884	$(31,095,139)	$437,448,403
Nationwide Mid Cap Market Index Fund	208,403,815	24,985,951	47,574,529	1,742,785	11,173,183	207,391,652
Nationwide S&P 500 Index Fund	594,866,905	28,985,569	91,566,725	11,357,042	9,659,037	604,083,644
Nationwide Small Cap Index Fund	141,550,110	12,764,797	32,198,313	1,430,570	1,603,536	136,557,290
Nationwide Bond Index Fund	235,144,311	68,260,236	39,195,381	7,219,838	4,997,552	269,803,340
Nationwide Enhanced Income Fund	39,024,747	11,491,125	5,671,494	476,772	(160,382)	44,657,508
Nationwide Fixed Contract	39,094,099	10,333,453	6,136,760	1,472,308	—	44,763,100

Investor Destinations Moderate

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide International Index Fund	$243,851,127	$43,364,665	$46,401,220	$6,927,551	$(26,317,310)	$251,649,184
Nationwide Mid Cap Market Index Fund	157,496,133	23,481,609	42,194,067	1,320,688	8,446,820	155,340,707
Nationwide S&P 500 Index Fund	446,996,434	27,272,641	78,761,941	8,573,984	6,920,588	449,939,392
Nationwide Small Cap Index Fund	80,222,190	9,507,672	21,369,493	813,258	708,713	76,717,281
Nationwide Bond Index Fund	341,349,154	83,083,450	44,422,160	10,423,090	6,048,921	388,060,827
Nationwide Enhanced Income Fund	92,069,172	16,129,237	11,443,764	1,061,424	(185,412)	96,343,914
Nationwide Money Market Fund	35,329,543	5,462,757	8,730,827	—	—	32,061,473
Nationwide Fixed Contract	99,368,311	38,601,368	13,293,994	4,084,890	—	128,760,576

Investor Destinations Moderately Conservative

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide International Index Fund	$51,355,476	$12,337,894	$12,020,473	$1,486,175	$(3,701,291)	$54,191,551
Nationwide Mid Cap Market Index Fund	31,838,536	6,615,332	9,812,672	271,670	5,489,128	32,114,861
Nationwide S&P 500 Index Fund	114,244,587	12,966,378	23,906,837	2,240,873	(1,084,434)	117,628,259
Nationwide Small Cap Index Fund	19,757,000	2,238,759	12,702,224	154,412	(21,261)	10,574,447
Nationwide Bond Index Fund	177,240,104	36,397,465	33,756,217	5,090,640	4,171,782	183,856,193
Nationwide Enhanced Income Fund	38,167,901	21,480,215	4,102,283	547,983	(64,987)	55,328,260
Nationwide Money Market Fund	19,040,006	3,290,273	5,759,359	—	—	16,570,919
Nationwide Fixed Contract	52,553,168	29,193,902	6,479,728	2,373,786	—	77,640,289

80	Annual Report 2012

Investor Destinations Conservative
Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide International Index Fund	$20,347,149	$5,391,415	$5,663,931	$585,043	$1,281,972	$21,059,266
Nationwide Mid Cap Market Index Fund	12,619,913	3,298,427	4,797,265	106,626	2,520,989	12,480,268
Nationwide S&P 500 Index Fund	49,410,510	8,368,516	14,009,355	959,149	2,213,778	49,863,348
Nationwide Bond Index Fund	152,137,612	32,824,364	15,347,173	4,611,579	2,421,648	173,172,124
Nationwide Enhanced Income Fund	53,043,794	11,618,335	4,221,617	639,155	(114,214)	60,191,836
Nationwide Money Market Fund	30,243,402	4,218,734	13,000,593	—	—	21,461,542
Nationwide Fixed Contract	67,962,351	26,563,885	6,858,551	2,836,448	—	90,496,673

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any unused earnings credits expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended October 31, 2012, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$118,372,500	$160,048,114
Investor Destinations Moderately Aggressive	224,741,074	290,658,755
Investor Destinations Moderate	246,903,399	266,617,466
Investor Destinations Moderately Conservative	124,520,218	108,539,793
Investor Destinations Conservative	92,283,676	63,898,485

2012 Annual Report	81

Notes to Financial Statements (Continued)

October 31, 2012

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Other

As of October 31, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	50.68%	3
Investor Destinations Moderately Aggressive	60.00	4
Investor Destinations Moderate	45.09	3
Investor Destinations Moderately Conservative	40.25	2
Investor Destinations Conservative	41.97	2

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Investor Destinations Aggressive	$14,142,605	$2,397,745	$16,540,350	$16,540,350
Investor Destinations Moderately Aggressive	25,832,370	11,068,715	36,901,085	36,901,085
Investor Destinations Moderate	24,165,037	8,652,237	32,817,274	32,817,274
Investor Destinations Moderately Conservative	8,834,306	5,176,357	14,010,663	14,010,663
Investor Destinations Conservative	6,946,832	2,598,917	9,545,749	9,545,749

Amounts designated as “—” are zero or have been rounded to zero.

82	Annual Report 2012

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Investor Destinations Aggressive	$14,589,390	$298,895	$14,888,285	$14,885,285
Investor Destinations Moderately Aggressive	27,185,876	—	27,185,876	27,185,876
Investor Destinations Moderate	25,211,008	—	25,211,008	25,211,008
Investor Destinations Moderately Conservative	8,992,975	—	8,992,975	8,992,975
Investor Destinations Conservative	6,691,949	—	6,691,949	6,691,949

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,044,427,221	$83,301,213	$(85,859,557)	$(2,558,344)
Investor Destinations Moderately Aggressive	1,694,136,923	141,002,743	(90,434,729)	50,568,014
Investor Destinations Moderate	1,487,163,287	121,358,956	(29,648,889)	91,710,067
Investor Destinations Moderately Conservative	519,951,521	30,045,381	(2,092,123)	27,953,258
Investor Destinations Conservative	414,259,955	16,182,925	(1,717,823)	14,465,102

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$—	$11,401,161	$11,401,161	$—	$—	$(2,558,344)	$8,842,817
Investor Destinations Moderately Aggressive	276,366	11,352,134	11,628,500	—	—	50,568,014	62,196,514
Investor Destinations Moderate	1,140,723	7,288,904	8,429,627	—	—	91,710,067	100,139,694
Investor Destinations Moderately Conservative	700,147	7,686,096	8,386,243	—	—	27,953,258	36,339,501
Investor Destinations Conservative	746,764	7,448,231	8,194,995	—	—	14,465,102	22,660,097

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

2012 Annual Report	83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

84	Annual Report 2012

Supplemental Information

October 31, 2012 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the taxable year ended October 31, 2012, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	66.67%
Investor Destinations Moderately Aggressive	52.97
Investor Destinations Moderate	9.43
Investor Destinations Moderately Conservative	29.54
Investor Destinations Conservative	15.31

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$2,397,745
Investor Destinations Moderately Aggressive	11,068,715
Investor Destinations Moderate	8,652,237
Investor Destinations Moderately Conservative	5,176,357
Investor Destinations Conservative	2,598,917

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2012, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$8,136,569	$0.07005
Investor Destinations Moderately Aggressive	11,470,916	0.06281
Investor Destinations Moderate	6,685,691	0.04183
Investor Destinations Moderately Conservative	1,434,289	0.02750
Investor Destinations Conservative	564,618	0.01390

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2012, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$674,849	$0.00581
Investor Destinations Moderately Aggressive	951,440	0.00521
Investor Destinations Moderate	554,534	0.00350
Investor Destinations Moderately Conservative	118,957	0.00228
Investor Destinations Conservative	46,831	0.00115

2012 Annual Report	85

Management Information

October 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	87	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	87	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	87	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	87	None

86	Annual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	87	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	87	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	87	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities .	87	None

2012 Annual Report	87

Management Information (Continued)

October 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	87	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

88	Annual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

2012 Annual Report	89

Management Information (Continued)

October 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

90	Annual Report 2012

P.O Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

AR-ID 12/12

Nationwide Mutual Funds

AnnualReport

October 31, 2012

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

AnnualReport

October 31, 2012

Contents

1	Message to Shareholders

Target Destination Funds
8	Nationwide Destination 2010 Fund
21	Nationwide Destination 2015 Fund
34	Nationwide Destination 2020 Fund
47	Nationwide Destination 2025 Fund
60	Nationwide Destination 2030 Fund
73	Nationwide Destination 2035 Fund
86	Nationwide Destination 2040 Fund
99	Nationwide Destination 2045 Fund
112	Nationwide Destination 2050 Fund
125	Nationwide Destination 2055 Fund
138	Nationwide Retirement Income Fund

151	Notes to Financial Statements

165	Report of Independent Registered Public Accounting Firm

166	Supplemental Information

168	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders

October 31, 2012

Dear Fellow Shareholder,

What qualities do you look for in a financial advisor? Are some of them trust worthiness, loyalty, honesty and reliability? Do you want a person who puts your needs first and is someone you can count on during good times and bad? The best investment advisor-client relationships have the same characteristics as successful marriages, friendships and partnerships.

At Nationwide Mutual Funds, we understand the importance of the relationships our shareholders have with their financial advisors. That’s why we listen carefully and respond to what your financial advisors tell us you want. By supporting your financial advisor with relevant economic insights and access to specialized expertise, timesaving investment tools and a range of competitive mutual funds, we help advisors to advise and to serve you.

Together, along with your advisor, we will work our way through current and upcoming economic challenges. Once the post-election dust settles, investors will focus on the “fiscal cliff,” the automatic spending cuts and expiration of the Bush era tax cuts currently scheduled for year-end. The negative effect of this possible future event on gross domestic product (GDP) could push the U.S. economy into another recession. We are keeping a close watch on the fiscal cliff situation, as well as on the continuing instability within the eurozone, developments related to the implementation of the U.S. government health-care plan, and the status of U.S. government debt.

Despite economic and political uncertainty, the U.S. stock market, as measured by the S&P 500® Total Return Index, returned 15.21% for the 12-month period ended October 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the second and third quarters of 2012, contributing to several market rallies worldwide.

Investors need to remember that short-term conditions are always changing, and there will always be times for good markets and for not-so-good markets. We are here for you and your advisor for the long term. Since the Nationwide Fund was launched in 1933, we and others before us at Nationwide Mutual Funds have shepherded many families along the paths to their financial goals. Nearly eight decades of experience have taught us a lot about managing through market cycles.

We are committed to continuous improvement and to listening, learning and always doing what we think is best for you and your advisors. These are things that good partners do. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2012 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide Target Destination Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

In general, a fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a fund’s target date, is expected to be the least volatile of the Funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

Ibbotson Associates, Inc. (“Ibbotson”) is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc. The Ibbotson name and logo are properties of Ibbotson. Ibbotson and its affiliates are not related to Nationwide and its affiliates.

Because each asset class has target allocation ranges based on research conducted by Ibbotson for Nationwide Funds Group, these allocations will vary. Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

2	Annual Report 2012

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class R2 shares (Institutional Class shares for the Nationwide Destination 2055 Fund; Institutional Service Class shares for the Nationwide Retirement Income Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The Nationwide International Index Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed or promoted by MSCI, and MSCI bears no liability with respect to the Fund, the securities in which it invests or the index on which it is based. The Prospectus contains a more detailed description of the limited relationship MSCI has with Nationwide and the Nationwide Funds.

Barclays U.S. 1-3 Year Credit Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated investment-grade corporate debt and sovereign, supranational, local authority and

non-U.S. Agency bonds with a remaining maturity of one to three years.

Barclays U.S. 1-3 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the short-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of one to three years (rated at least Baa3 by Moody’s Investors Service) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays U.S. High-Yield Very Liquid Index: An unmanaged index that measures the performance of publicly issued, U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds (excluding emerging markets debt) issued within the past three years that have a remaining maturity of one year or more and an outstanding face value of $600 million or more. High-yield securities are those with a middle credit rating from Moody’s, Fitch and Standard & Poor’s of Ba1/BB+/BB+ or below, respectively.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US

2012 Annual Report	3

Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted, market capitalization-weighted index of U.S. equity REITs; includes all tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market that have more than 50% of their total assets in qualifying real estate assets other than mortgages secured by real property.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Total Return Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

Russell Midcap® Total Return Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies). The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

Sales Charge and Fee Information

•	Nationwide Destination 2010 Fund
•	Nationwide Destination 2015 Fund
•	Nationwide Destination 2020 Fund
•	Nationwide Destination 2025 Fund
•	Nationwide Destination 2030 Fund
•	Nationwide Destination 2035 Fund
•	Nationwide Destination 2040 Fund
•	Nationwide Destination 2045 Fund
•	Nationwide Destination 2050 Fund

Class R2 shares have no sales charge and a 0.50% 12b-1 fee.

•	Nationwide Destination 2055 Fund

Institutional Class shares have no sales charge or 12b-1 fee.

•	Nationwide Retirement Income Fund

Institutional Service Class shares have no sales charge or 12b-1 fee.

4	Annual Report 2012

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Morningstar, Inc. NFD is affiliated with Nationwide Fund Advisors.

2012 Annual Report	5

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2012.

In November 2011, the U.S. stock market dropped slightly due to investors’ concerns about Europe’s sovereign debt crisis, the need for deficit reduction in the United States, and a troubled U.S. housing market. A coordinated effort by the world’s major central banks to lower the cost of U.S. dollar loans to European banks did little to improve the condition of the market. The U.S. stock market exhibited a strong finish in the fourth quarter of 2011, primarily due to a solid earnings season and positive jobs data, with the S&P 500® Total Return Index (S&P 500) returning 11.82%.

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500 returning 4.48% for the month. The market continued to rally throughout the first quarter of 2012, due to positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This, in turn, had a positive impact on consumer sentiment, which reached a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a 130 billion euro bailout. The Federal Reserve also offered additional insight after its January Federal Open Market Committee meeting, stating that it was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012.

The second quarter of 2012 saw the same recurring themes of the past several years affecting the markets. During parliamentary elections in Greece, voters chose the New Democracy party, rejecting the two main political parties and, therefore, the bailout package that had been agreed to months earlier. Spain experienced credit-rating downgrades of its sovereign debt, and the creditworthiness of the country’s banks was questioned. The Fed disappointed investors who expected it to take dramatic action in June. Instead, the Fed opted for a six-month extension of “Operation Twist,” meaning that the Fed will continue to extend the average maturity of its Treasury holdings in an attempt to (i) flatten the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds as measured by the difference between the 3-month Treasury Bill and the

10-year Treasury Note) and (ii) entice investors into riskier assets. First-quarter 2012 GDP growth came in at 1.9%, and the S&P 500 registered -2.75% for the second quarter of 2012.

The world markets performed strongly during the third quarter of 2012 in response to new monetary easing policies implemented both in the United States and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program, which allows the ECB to make unlimited secondary-market purchases of bonds. The Fed announced its plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. The S&P 500 returned 6.35% for the third quarter of 2012.

The U.S. stock market, as measured by the S&P 500, registered -1.85% in October 2012, halting a rally which had begun in June. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the outcome of the U.S. presidential election, the fiscal cliff and continued instability within the eurozone.

For the annual reporting period ended October 31, 2012, large-capitalization U.S. stocks, as measured by the S&P 500, returned 15.21%. Mid-cap U.S. stocks, as measured by the Russell Midcap® Total Return Index, returned 12.15%, and small-cap U.S. stocks, as measured by the Russell 2000® Total Return Index, returned 12.08% for the reporting period.

International stocks and emerging market stocks grew during the annual reporting period ended October 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 4.61% for the reporting period. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 2.63% for the reporting period.

The fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high rates of unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy has sought to meet the demand for money and to shift investors into riskier assets in the hopes that this will enable the private sector to grow. Interest rates remained at low

6	Annual Report 2012

levels, while large government deficits and future inflationary concerns still remain an issue for investors. During the reporting period, investors have been both risk-averse and risk seeking in the markets. Central bankers have battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicates the effectiveness of central bank policy.

For the annual reporting period ended October 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 5.25%. On the corporate bond front, the Bank of

America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 8.94%, while the BofAML 10+ Year US Corporate Index returned 15.21% for the same time period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 13.58% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 3.53% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 16.79% for the reporting period.

2012 Annual Report	7

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2010 Fund (Class R2) returned 5.93% versus 9.34% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 128 funds as of October 31, 2012) was 7.44% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 18% and 20%, respectively), which gained 14.96% and 5.15%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

All six sectors within the Barclays U.S. Aggregate Bond Index recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, sovereign government bonds and industrial bonds.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Treasury Bond ETF and the Nationwide Money Market Fund (with target allocations of 2% and 2%, respectively), which returned 0.30% and 0.00%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Treasury Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Treasury Bond Index, by 12 basis points during the reporting period.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve continues to adhere to a near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

8	Annual Report 2012

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	6.17%	6.58%	0.20%	1.28%
	w/SC2	0.07%	4.49%	(0.98)%	0.12%
Class C	w/o SC1	5.67%	6.05%	(0.38)%	0.69%
	w/SC3	4.70%	6.05%	(0.38)%	0.69%
Class R1[4]		5.79%	6.17%	(0.24)%	0.83%
Class R2[4]		5.93%	6.34%	(0.08)%	0.99%
Institutional Service Class[4]		6.80%	7.15%	0.56%	1.64%
Institutional Class[4]		6.67%	7.10%	0.63%	1.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	9

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2010 Fund, the Morningstar Lifetime Moderate 2010 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10	Annual Report 2012

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2010 Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,025.30	3.21	0.63
	Hypothetical	[c]	1,000.00	1,021.97	3.20	0.63
Class C Shares	Actual		1,000.00	1,021.90	5.74	1.13
	Hypothetical	[c]	1,000.00	1,019.46	5.74	1.13
Class R1 Shares	Actual		1,000.00	1,022.90	5.29	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,023.80	4.53	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,027.70	0.66	0.13
	Hypothetical	[c]	1,000.00	1,024,48	0.66	0.13
Institutional Class Shares	Actual		1,000.00	1,027.70	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	11

Portfolio Summary	Nationwide Destination 2010 Fund
October 31, 2012

Asset Allocation †
Equity Funds	37.3%
Fixed Income Funds	35.7%
Alternative Assets	25.1%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide Alternatives Allocation Fund, Institutional Class	25.1%
Nationwide Bond Index Fund, Institutional Class	20.4%
Nationwide S&P 500 Index Fund, Institutional Class	17.6%
Nationwide Inflation-Protected Securities Fund, Institutional Class	11.2%
Nationwide International Index Fund, Institutional Class	9.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	6.9%
Nationwide Small Cap Index Fund, Institutional Class	2.9%
iShares Barclays 1-3 Year Credit Bond Fund	2.0%
Nationwide Money Market Fund, Institutional Class	2.0%
iShares Barclays 1-3 Year Treasury Bond Fund	2.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Destination 2010 Fund

Mutual Funds 96.0%

	Shares	Market Value

Alternative Assets 25.1%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	857,856	$8,381,254

Total Alternative Assets (cost $8,390,843)		8,381,254

Equity Funds 37.3%
Nationwide International Index Fund, Institutional Class (a)	479,780	3,315,279
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	154,045	2,292,187
Nationwide S&P 500 Index Fund, Institutional Class (a)	499,435	5,888,337
Nationwide Small Cap Index Fund, Institutional Class (a)	79,674	970,432

Total Equity Funds (cost $11,795,179)		12,466,235

Fixed Income Funds 31.6%
Nationwide Bond Index Fund, Institutional Class (a)	573,052	6,819,318
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	372,610	3,748,456

Total Fixed Income Funds (cost $10,447,281)		10,567,774

Money Market Fund 2.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	676,035	676,035

Total Money Market Fund (cost $676,035)		676,035

Total Mutual Funds (cost $31,309,338)		32,091,298

Exchange Traded Funds 4.1%

	Shares	Market Value

Fixed Income Funds 4.1%
iShares Barclays 1-3 Year Credit Bond Fund	6,398	$676,908
iShares Barclays 1-3 Year Treasury Bond Fund	7,997	675,107

Total Exchange Traded Funds (cost $1,347,646)		1,352,015

Total Investments (cost $32,656,984) (c) — 100.1%		33,443,313

Liabilities in excess of other assets — (0.1)%		(18,913)

NET ASSETS — 100.0%		$33,424,400

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	13

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $31,309,338)	$32,091,298
Investments in non-affiliates, at value (cost $1,347,646)	1,352,015

Total Investments	33,443,313

Cash	1,019
Receivable for capital shares issued	46,494

Total Assets	33,490,826

Liabilities:
Payable for investments purchased	45,099
Accrued expenses and other payables:
Investment advisory fees	3,686
Distribution fees	11,226
Administrative servicing fees	6,200
Trustee fees (Note 3)	99
Professional fees (Note 3)	116

Total Liabilities	66,426

Net Assets	$33,424,400

Represented by:
Capital	$32,377,954
Accumulated undistributed net investment income	5,160
Accumulated net realized gains from affiliated and non-affiliated investments	254,957
Net unrealized appreciation/(depreciation) from investments in affiliates	781,960
Net unrealized appreciation/(depreciation) from investments in non-affiliates	4,369

Net Assets	$33,424,400

Net Assets:
Class A Shares	$9,953,015
Class C Shares	973,276
Class R1 Shares	1,984,467
Class R2 Shares	16,995,542
Institutional Service Class Shares	1,199
Institutional Class Shares	3,516,901

Total	$33,424,400

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,153,555
Class C Shares	113,272
Class R1 Shares	230,511
Class R2 Shares	1,974,730
Institutional Service Class Shares	139
Institutional Class Shares	406,933

Total	3,879,140

14	Annual Report 2012

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.63
Class C Shares (a)	$8.59
Class R1 Shares	$8.61
Class R2 Shares	$8.61
Institutional Service Class Shares	$8.63
Institutional Class Shares	$8.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.16

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	15

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$444,585
Dividend income from non-affiliates	60,577

Total Income	505,162

EXPENSES:
Investment advisory fees	54,247
Distribution fees Class A	21,675
Distribution fees Class C	5,883
Distribution fees Class R1	13,792
Distribution fees Class R2	92,558
Administrative servicing fees Class A	21,675
Administrative servicing fees Class R1	5,305
Administrative servicing fees Class R2	46,279
Professional fees (Note 3)	271
Trustee fees (Note 3)	1,338

Total Expenses	263,023

NET INVESTMENT INCOME	242,139

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	223,670
Net realized gain distributions from underlying non-affiliated funds	22,688
Net realized gains from investment transactions with affiliates	524,496
Net realized gains from investment transactions with non-affiliates	12,188

Net realized gains from affiliated and non-affiliated investments	783,042

Net change in unrealized appreciation/(depreciation) from investments in affiliates	951,468
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(23,909)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	927,559

Net realized/unrealized gains from affiliated and non-affiliated investments	1,710,601

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,952,740

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$242,139	$564,364
Net realized gains from affiliated and non-affiliated investments	783,042	3,565,961
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	927,559	(3,592,222)

Change in net assets resulting from operations	1,952,740	538,103

Distributions to Shareholders From:
Net investment income:
Class A	(77,713)	(158,371)
Class C	(2,685)	(2,673)
Class R1	(11,078)	(32,264)
Class R2	(125,711)	(295,564)
Institutional Service Class	(16)	(27)
Institutional Class	(47,272)	(82,936)
Net realized gains:
Class A	(610,422)	(242,020)
Class C	(14,276)	(5,401)
Class R1	(147,816)	(47,890)
Class R2	(1,423,244)	(485,166)
Institutional Service Class	(83)	(31)
Institutional Class	(242,545)	(93,076)

Change in net assets from shareholder distributions	(2,702,861)	(1,445,419)

Change in net assets from capital transactions	1,305,507	3,598,775

Change in net assets	555,386	2,691,459

Net Assets:
Beginning of year	32,869,014	30,177,555

End of year	$33,424,400	$32,869,014

Accumulated undistributed net investment income at end of year	$5,160	$18,481

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,509,944	$4,130,877
Dividends reinvested	688,135	400,391
Cost of shares redeemed	(952,730)	(4,541,799)

Total Class A Shares	2,245,349	(10,531)

Class C Shares
Proceeds from shares issued	756,216	12,846
Dividends reinvested	16,961	8,074
Cost of shares redeemed	(5,996)	(12,569)

Total Class C Shares	767,181	8,351

Class R1 Shares
Proceeds from shares issued	1,064,634	2,895,042
Dividends reinvested	158,894	80,154
Cost of shares redeemed	(1,229,767)	(2,295,286)

Total Class R1 Shares	(6,239)	679,910

2012 Annual Report	17

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$4,690,415	$6,747,181
Dividends reinvested	1,548,955	780,730
Cost of shares redeemed	(8,117,699)	(4,705,260)

Total Class R2 Shares	(1,878,329)	2,822,651

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	99	58
Cost of shares redeemed	–	–

Total Institutional Service Class Shares	99	58

Institutional Class Shares
Proceeds from shares issued	1,046,509	1,561,473
Dividends reinvested	289,817	176,012
Cost of shares redeemed	(1,158,880)	(1,639,149)

Total Institutional Class Shares	177,446	98,336

Change in net assets from capital transactions	$1,305,507	$3,598,775

SHARE TRANSACTIONS:
Class A Shares
Issued	294,071	450,096
Reinvested	85,329	44,580
Redeemed	(111,925)	(497,089)

Total Class A Shares	267,475	(2,413)

Class C Shares
Issued	90,076	1,408
Reinvested	2,104	902
Redeemed	(692)	(1,389)

Total Class C Shares	91,488	921

Class R1 Shares
Issued	125,505	315,125
Reinvested	19,758	8,924
Redeemed	(146,475)	(251,992)

Total Class R1 Shares	(1,212)	72,057

Class R2 Shares
Issued	558,608	745,147
Reinvested	192,581	87,107
Redeemed	(964,889)	(515,956)

Total Class R2 Shares	(213,700)	316,298

Institutional Service Class Shares
Issued	–	–
Reinvested	12	6
Redeemed	–	–

Total Institutional Service Class Shares	12	6

18	Annual Report 2012

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	124,703	171,138
Reinvested	35,826	19,587
Redeemed	(136,135)	(180,606)

Total Institutional Class Shares	24,394	10,119

Total change in shares	168,457	396,988

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$8.87	0.07	0.42	0.49	(0.08)	(0.65)	(0.73)	$8.63	6.17%		$9,953,015	0.66%	0.84%	0.66%	81.09%
Year Ended October 31, 2011 (d)	$9.12	0.17	0.01	0.18	(0.17)	(0.26)	(0.43)	$8.87	2.08%		$7,858,531	0.83%	1.92%	0.83%	81.36%
Year Ended October 31, 2010 (d)	$8.30	0.13	0.84	0.97	(0.15)	–	(0.15)	$9.12	11.72%		$8,099,252	0.84%	1.48%	0.84%	34.56%
Year Ended October 31, 2009 (d)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%		$3,447,411	0.83%	2.10%	0.83%	35.33%
Year Ended October 31, 2008 (d)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%	)	$388,803	0.63%	2.73%	0.73%	42.69%

Class C Shares
Year Ended October 31, 2012 (d)	$8.84	0.02	0.43	0.45	(0.05)	(0.65)	(0.70)	$8.59	5.67%		$973,276	1.14%	0.27%	1.14%	81.09%
Year Ended October 31, 2011 (d)	$9.09	0.13	0.01	0.14	(0.13)	(0.26)	(0.39)	$8.84	1.46%		$192,640	1.33%	1.38%	1.33%	81.36%
Year Ended October 31, 2010 (d)	$8.28	0.10	0.82	0.92	(0.11)	–	(0.11)	$9.09	11.24%		$189,659	1.34%	1.14%	1.34%	34.56%
Year Ended October 31, 2009 (d)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%		$77,251	1.32%	1.62%	1.32%	35.33%
Year Ended October 31, 2008 (d)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%	)	$776	1.42%	2.08%	1.46%	42.69%

Class R1 Shares
Year Ended October 31, 2012 (d)	$8.85	0.04	0.42	0.46	(0.05)	(0.65)	(0.70)	$8.61	5.79%		$1,984,467	1.07%	0.43%	1.07%	81.09%
Year Ended October 31, 2011 (d)	$9.11	0.13	0.01	0.14	(0.14)	(0.26)	(0.40)	$8.85	1.61%		$2,051,724	1.23%	1.40%	1.23%	81.36%
Year Ended October 31, 2010 (d)	$8.28	0.13	0.81	0.94	(0.11)	–	(0.11)	$9.11	11.34%		$1,453,959	1.24%	1.53%	1.24%	34.56%
Year Ended October 31, 2009 (d)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%		$2,562,514	1.23%	1.83%	1.23%	35.33%
Year Ended October 31, 2008 (d)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%	)	$1,163,575	1.01%	2.38%	1.09%	42.69%

Class R2 Shares
Year Ended October 31, 2012 (d)	$8.85	0.05	0.42	0.47	(0.06)	(0.65)	(0.71)	$8.61	5.93%		$16,995,542	0.92%	0.60%	0.92%	81.09%
Year Ended October 31, 2011 (d)	$9.10	0.14	0.02	0.16	(0.15)	(0.26)	(0.41)	$8.85	1.73%		$19,367,799	1.08%	1.59%	1.08%	81.36%
Year Ended October 31, 2010 (d)	$8.28	0.13	0.82	0.95	(0.13)	–	(0.13)	$9.10	11.59%		$17,033,905	1.09%	1.48%	1.09%	34.56%
Year Ended October 31, 2009 (d)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%		$12,117,057	1.08%	1.97%	1.08%	35.33%
Year Ended October 31, 2008 (d)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%	)	$6,269,221	1.02%	2.37%	1.10%	42.69%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$8.86	0.11	0.43	0.54	(0.12)	(0.65)	(0.77)	$8.63	6.80%		$1,199	0.16%	1.33%	0.16%	81.09%
Year Ended October 31, 2011 (d)	$9.11	0.22	0.01	0.23	(0.22)	(0.26)	(0.48)	$8.86	2.48%		$1,125	0.32%	2.38%	0.32%	81.36%
Year Ended October 31, 2010 (d)	$8.30	0.19	0.82	1.01	(0.20)	–	(0.20)	$9.11	12.41%		$1,102	0.36%	2.24%	0.36%	34.56%
Year Ended October 31, 2009 (d)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%		$888	0.46%	2.67%	0.46%	35.33%
Year Ended October 31, 2008 (d)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%	)	$784	0.59%	2.90%	0.59%	42.69%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$8.88	0.11	0.42	0.53	(0.12)	(0.65)	(0.77)	$8.64	6.67%		$3,516,901	0.17%	1.33%	0.17%	81.09%
Year Ended October 31, 2011 (d)	$9.13	0.21	0.02	0.23	(0.22)	(0.26)	(0.48)	$8.88	2.48%		$3,397,195	0.33%	2.33%	0.33%	81.36%
Year Ended October 31, 2010 (d)	$8.31	0.21	0.81	1.02	(0.20)	–	(0.20)	$9.13	12.38%		$3,399,678	0.34%	2.38%	0.34%	34.56%
Year Ended October 31, 2009 (d)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%		$3,843,872	0.33%	2.65%	0.33%	35.33%
Year Ended October 31, 2008 (d)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%	)	$995,152	0.33%	3.17%	0.46%	42.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2012

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2015 Fund (Class R2) returned 6.93% versus 9.83% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 124 funds as of October 31, 2012) was 7.97% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 20% and 8%, respectively), which gained 14.96% and 11.79%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Nine of the 10 sectors within the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, industrials and consumer discretionary.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Treasury Bond ETF and the Nationwide Money Market Fund (with target allocations of 1.5% and 1%, respectively), which returned 0.30% and 0.00%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Treasury Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Treasury Bond Index, by 12 basis points during the reporting period.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve continues to adhere to a near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Annual Report	21

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	7.24%	7.37%	0.59%	1.70%
	w/SC2	1.10%	5.27%	(0.59)%	0.54%
Class C	w/o SC1	6.60%	6.82%	0.06%	1.16%
	w/SC3	5.62%	6.82%	0.06%	1.16%
Class R1[4]		6.80%	6.95%	0.17%	1.27%
Class R2[4]		6.93%	7.10%	0.31%	1.43%
Institutional Service Class[4]		7.49%	7.63%	0.79%	1.90%
Institutional Class[4]		7.86%	7.91%	1.07%	2.18%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

22	Annual Report 2012

Fund Performance	Nationwide Destination 2015 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2015 Fund, the Morningstar Lifetime Moderate 2015 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	23

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2015 Fund		Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual	1,000.00	1,027.00	3.26	0.64
	Hypothetical[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual	1,000.00	1,024.40	5.80	1.14
	Hypothetical[c]	1,000.00	1,019.41	5.79	1.14
Class R1 Shares	Actual	1,000.00	1,026.20	5.30	1.04
	Hypothetical[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual	1,000.00	1,025.80	4.53	0.89
	Hypothetical[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual	1,000.00	1,028.20	1.99	0.39
	Hypothetical[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual	1,000.00	1,030.60	0.71	0.14
	Hypothetical[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

24	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Destination 2015 Fund

Asset Allocation †
Equity Funds	45.3%
Fixed Income Funds	30.7%
Alternative Assets	23.1%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide Alternatives Allocation Fund, Institutional Class	23.1%
Nationwide S&P 500 Index Fund, Institutional Class	19.6%
Nationwide Bond Index Fund, Institutional Class	17.4%
Nationwide International Index Fund, Institutional Class	13.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	10.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.9%
Nationwide Small Cap Index Fund, Institutional Class	3.9%
iShares Barclays 1-3 Year Credit Bond Fund	1.5%
iShares Barclays 1-3 Year Treasury Bond Fund	1.5%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	25

Statement of Investments

October 31, 2012

Nationwide Destination 2015 Fund

Mutual Funds 97.0%

	Shares	Market Value

Alternative Assets 23.1%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,486,437	$34,062,485

Total Alternative Assets (cost $34,361,738)		34,062,485

Equity Funds 45.3%
Nationwide International Index Fund, Institutional Class (a)	2,968,361	20,511,374
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	777,983	11,576,393
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,451,703	28,905,580
Nationwide Small Cap Index Fund, Institutional Class (a)	469,410	5,717,411

Total Equity Funds (cost $60,514,979)		66,710,758

Fixed Income Funds 27.6%
Nationwide Bond Index Fund, Institutional Class (a)	2,151,296	25,600,557
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	1,496,254	15,052,317

Total Fixed Income Funds (cost $40,187,625)		40,652,874

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	1,493,078	1,493,078

Total Money Market Fund (cost $1,493,078)		1,493,078

Total Mutual Funds (cost $136,557,420)		142,919,195

Exchange Traded Funds 3.1%

	Shares	Market Value

Fixed Income Funds 3.1%
iShares Barclays 1-3 Year Credit Bond Fund	21,206	$2,243,595
iShares Barclays 1-3 Year Treasury Bond Fund	26,507	2,237,721

Total Exchange Traded Funds (cost $4,461,277)		4,481,316

Total Investments (cost $141,018,697) (c) — 100.1%		147,400,511

Liabilities in excess of other assets — (0.1)%		(73,977)

NET ASSETS — 100.0%		$147,326,534

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $136,557,420)	$142,919,195
Investments in non-affiliates, at value (cost $4,461,277)	4,481,316

Total Investments	147,400,511

Cash	3,028
Receivable for capital shares issued	218,099

Total Assets	147,621,638

Liabilities:
Payable for investments purchased	111,507
Payable for capital shares redeemed	104,887
Accrued expenses and other payables:
Investment advisory fees	16,274
Distribution fees	33,159
Administrative servicing fees	28,392
Trustee fees (Note 3)	428
Professional fees (Note 3)	457

Total Liabilities	295,104

Net Assets	$147,326,534

Represented by:
Capital	$138,404,335
Accumulated undistributed net investment income	18,793
Accumulated net realized gains affiliated and non-affiliated investments	2,521,592
Net unrealized appreciation/(depreciation) from investments in affiliates	6,361,775
Net unrealized appreciation/(depreciation) from investments in non-affiliates	20,039

Net Assets	$147,326,534

Net Assets:
Class A Shares	$30,640,624
Class C Shares	777,266
Class R1 Shares	6,380,507
Class R2 Shares	52,790,820
Institutional Service Class Shares	44,466,872
Institutional Class Shares	12,270,445

Total	$147,326,534

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,397,770
Class C Shares	86,316
Class R1 Shares	710,027
Class R2 Shares	5,866,266
Institutional Service Class Shares	4,919,631
Institutional Class Shares	1,355,009

Total	16,335,019

2012 Annual Report	27

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.02
Class C Shares (a)	$9.00
Class R1 Shares	$8.99
Class R2 Shares	$9.00
Institutional Service Class Shares	$9.04
Institutional Class Shares	$9.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.57

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,022,465
Dividend income from non-affiliates	185,507

Total Income	2,207,972

EXPENSES:
Investment advisory fees	226,375
Distribution fees Class A	72,856
Distribution fees Class C	7,764
Distribution fees Class R1	42,863
Distribution fees Class R2	248,761
Administrative servicing fees Class A	72,856
Administrative servicing fees Class R1	16,485
Administrative servicing fees Class R2	124,434
Administrative servicing fees Institutional Service Class	107,855
Professional fees (Note 3)	1,477
Trustee fees (Note 3)	5,673

Total Expenses	927,399

NET INVESTMENT INCOME	1,280,573

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,075,446
Net realized gain distributions from underlying non-affiliated funds	67,460
Net realized gains from investment transactions with affiliates	3,685,736
Net realized gains from investment transactions with non-affiliates	149,829

Net realized gains from affiliated and non-affiliated investments	4,978,471

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,740,868
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(139,497)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	3,601,371

Net realized/unrealized gains from affiliated and non-affiliated investments	8,579,842

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,860,415

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	29

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$1,280,573	$2,294,089
Net realized gains from affiliated and non-affiliated investments	4,978,471	12,554,946
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	3,601,371	(12,762,235)

Change in net assets resulting from operations	9,860,415	2,086,800

Distributions to Shareholders From:
Net investment income:
Class A	(274,026)	(507,546)
Class C	(4,365)	(9,576)
Class R1	(42,048)	(95,754)
Class R2	(376,732)	(783,323)
Institutional Service Class	(509,723)	(720,918)
Institutional Class	(156,842)	(169,693)
Net realized gains:
Class A	(2,130,372)	(173,399)
Class C	(58,826)	(4,384)
Class R1	(478,636)	(39,302)
Class R2	(3,634,136)	(315,096)
Institutional Service Class	(3,152,985)	(201,637)
Institutional Class	(768,009)	(43,042)

Change in net assets from shareholder distributions	(11,586,700)	(3,063,670)

Change in net assets from capital transactions	15,983,658	25,080,554

Change in net assets	14,257,373	24,103,684

Net Assets:
Beginning of year	133,069,161	108,965,477

End of year	$147,326,534	$133,069,161

Accumulated undistributed net investment income at end of year	$18,793	$61,938

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,961,187	$6,785,045
Dividends reinvested	2,401,193	679,967
Cost of shares redeemed	(3,827,499)	(4,864,572)

Total Class A Shares	3,534,881	2,600,440

Class C Shares
Proceeds from shares issued	47,038	156,276
Dividends reinvested	63,191	13,960
Cost of shares redeemed	(70,725)	(27,503)

Total Class C Shares	39,504	142,733

Class R1 Shares
Proceeds from shares issued	1,558,317	5,997,447
Dividends reinvested	520,684	135,056
Cost of shares redeemed	(1,832,708)	(5,016,200)

Total Class R1 Shares	246,293	1,116,303

30	Annual Report 2012

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$10,031,352	$13,314,605
Dividends reinvested	4,010,868	1,098,419
Cost of shares redeemed	(7,735,746)	(11,285,900)

Total Class R2 Shares	6,306,474	3,127,124

Institutional Service Class Shares
Proceeds from shares issued	10,122,529	21,960,872
Dividends reinvested	3,662,708	922,555
Cost of shares redeemed	(10,453,301)	(9,076,858)

Total Institutional Service Class Shares	3,331,936	13,806,569

Institutional Class Shares
Proceeds from shares issued	4,765,977	4,742,313
Dividends reinvested	924,851	212,735
Cost of shares redeemed	(3,166,258)	(667,663)

Total Institutional Class Shares	2,524,570	4,287,385

Change in net assets from capital transactions	$15,983,658	$25,080,554

SHARE TRANSACTIONS:
Class A Shares
Issued	563,315	721,361
Reinvested	287,620	72,690
Redeemed	(434,481)	(525,349)

Total Class A Shares	416,454	268,702

Class C Shares
Issued	5,271	16,575
Reinvested	7,584	1,492
Redeemed	(8,162)	(2,903)

Total Class C Shares	4,693	15,164

Class R1 Shares
Issued	177,510	630,675
Reinvested	62,610	14,457
Redeemed	(206,867)	(530,791)

Total Class R1 Shares	33,253	114,341

Class R2 Shares
Issued	1,148,037	1,416,630
Reinvested	481,438	117,579
Redeemed	(882,161)	(1,202,382)

Total Class R2 Shares	747,314	331,827

Institutional Service Class Shares
Issued	1,147,454	2,317,628
Reinvested	437,203	98,467
Redeemed	(1,185,520)	(965,752)

Total Institutional Service Class Shares	399,137	1,450,343

2012 Annual Report	31

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	540,623	506,955
Reinvested	110,086	22,679
Redeemed	(359,753)	(69,555)

Total Institutional Class Shares	290,956	460,079

Total change in shares	1,891,807	2,640,456

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$9.21	0.08	0.52	0.60	(0.09)	(0.70)	(0.79)	$9.02	7.24%		$30,640,624	0.67%	0.90%	0.67%	61.80%
Year Ended October 31, 2011 (d)	$9.23	0.18	0.04	0.22	(0.18)	(0.06)	(0.24)	$9.21	2.37%		$27,459,333	0.83%	1.87%	0.83%	54.48%
Year Ended October 31, 2010 (d)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%		$25,042,293	0.84%	1.67%	0.84%	9.78%
Year Ended October 31, 2009 (d)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%		$16,905,110	0.83%	2.03%	0.83%	27.93%
Year Ended October 31, 2008 (d)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%	)	$545,547	0.62%	2.88%	0.72%	28.09%

Class C Shares
Year Ended October 31, 2012 (d)	$9.21	0.04	0.50	0.54	(0.05)	(0.70)	(0.75)	$9.00	6.60%		$777,266	1.17%	0.41%	1.17%	61.80%
Year Ended October 31, 2011 (d)	$9.23	0.13	0.04	0.17	(0.13)	(0.06)	(0.19)	$9.21	1.88%		$751,548	1.33%	1.36%	1.33%	54.48%
Year Ended October 31, 2010 (d)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%		$613,461	1.34%	1.21%	1.34%	9.78%
Year Ended October 31, 2009 (d)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%		$362,935	1.32%	1.32%	1.32%	27.93%
Year Ended October 31, 2008 (d)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%	)	$5,118	1.34%	2.01%	1.45%	28.09%

Class R1 Shares
Year Ended October 31, 2012 (d)	$9.19	0.05	0.51	0.56	(0.06)	(0.70)	(0.76)	$8.99	6.80%		$6,380,507	1.07%	0.52%	1.07%	61.80%
Year Ended October 31, 2011 (d)	$9.21	0.13	0.05	0.18	(0.14)	(0.06)	(0.20)	$9.19	1.98%		$6,218,212	1.23%	1.40%	1.23%	54.48%
Year Ended October 31, 2010 (d)	$8.35	0.12	0.89	1.01	(0.12)	(0.03)	(0.15)	$9.21	12.32%		$5,180,838	1.23%	1.38%	1.23%	9.78%
Year Ended October 31, 2009 (d)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%		$3,876,432	1.23%	1.70%	1.23%	27.93%
Year Ended October 31, 2008 (d)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%	)	$1,265,457	1.11%	2.21%	1.18%	28.09%

Class R2 Shares
Year Ended October 31, 2012 (d)	$9.20	0.06	0.51	0.57	(0.07)	(0.70)	(0.77)	$9.00	6.93%		$52,790,820	0.92%	0.66%	0.92%	61.80%
Year Ended October 31, 2011 (d)	$9.22	0.15	0.04	0.19	(0.15)	(0.06)	(0.21)	$9.20	2.12%		$47,081,936	1.08%	1.64%	1.08%	54.48%
Year Ended October 31, 2010 (d)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%		$44,133,969	1.09%	1.46%	1.09%	9.78%
Year Ended October 31, 2009 (d)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%		$26,961,654	1.08%	1.87%	1.08%	27.93%
Year Ended October 31, 2008 (d)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%	)	$11,194,278	0.98%	2.40%	1.06%	28.09%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$9.23	0.10	0.52	0.62	(0.11)	(0.70)	(0.81)	$9.04	7.49%		$44,466,872	0.42%	1.15%	0.42%	61.80%
Year Ended October 31, 2011 (d)	$9.25	0.19	0.05	0.24	(0.20)	(0.06)	(0.26)	$9.23	2.63%		$41,721,194	0.58%	2.02%	0.58%	54.48%
Year Ended October 31, 2010 (d)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%		$28,399,341	0.59%	1.92%	0.59%	9.78%
Year Ended October 31, 2009 (d)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%		$14,210,045	0.58%	2.39%	0.58%	27.93%
Year Ended October 31, 2008 (d)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%	)	$5,392,911	0.59%	2.86%	0.65%	28.09%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$9.24	0.12	0.53	0.65	(0.13)	(0.70)	(0.83)	$9.06	7.86%		$12,270,445	0.16%	1.39%	0.16%	61.80%
Year Ended October 31, 2011 (d)	$9.26	0.22	0.04	0.26	(0.22)	(0.06)	(0.28)	$9.24	2.87%		$9,836,938	0.33%	2.28%	0.33%	54.48%
Year Ended October 31, 2010 (d)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%		$5,595,575	0.34%	2.25%	0.34%	9.78%
Year Ended October 31, 2009 (d)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%		$3,641,076	0.33%	2.60%	0.33%	27.93%
Year Ended October 31, 2008 (d)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%	)	$1,438,788	0.33%	3.02%	0.45%	28.09%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	33

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2020 Fund (Class R2) returned 7.86% versus 10.25% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 176 funds as of October 31, 2012) was 8.76% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 23% and 10%, respectively), which gained 14.96% and 11.79%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Nine of the 10 sectors within the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, industrials and consumer discretionary.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Treasury Bond ETF and the iShares Barclays 1-3 Year Credit Bond ETF (each with a target allocation of 1.5%), which returned 0.30% and 2.82%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Treasury Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Treasury Bond Index, by 12 basis points during the reporting period.

Similarly, returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, by 43 basis points during the reporting period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

34	Annual Report 2012

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	8.17%	8.11%	0.51%	1.70%
	w/SC2	1.95%	6.00%	(0.68)%	0.54%
Class C	w/o SC1	7.49%	7.53%	(0.05)%	1.12%
	w/SC3	6.49%	7.53%	(0.05)%	1.12%
Class R1[4]		7.69%	7.66%	0.15%	1.32%
Class R2[4]		7.86%	7.85%	0.27%	1.46%
Institutional Service Class[4]		8.30%	8.37%	0.72%	1.91%
Institutional Class[4]		8.53%	8.64%	1.01%	2.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	35

Fund Performance (Continued)	Nationwide Destination 2020 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2020 Fund, the Morningstar Lifetime Moderate 2020 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36	Annual Report 2012

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2020 Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,029.50	3.26	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual		1,000.00	1,025.30	5.75	1.13
	Hypothetical	[c]	1,000.00	1,019.46	5.74	1.13
Class R1 Shares	Actual		1,000.00	1,026.30	5.30	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,027.20	4.54	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,029.50	1.99	0.39
	Hypothetical	[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual		1,000.00	1,030.70	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	37

Portfolio Summary	Nationwide Destination 2020 Fund
October 31, 2012

Asset Allocation †
Equity Funds	56.3%
Fixed Income Funds	24.5%
Alternative Assets	19.2%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	22.6%
Nationwide Alternatives Allocation Fund, Institutional Class	19.2%
Nationwide International Index Fund, Institutional Class	18.9%
Nationwide Bond Index Fund, Institutional Class	15.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	6.1%
Nationwide Small Cap Index Fund, Institutional Class	4.9%
iShares Barclays 1-3 Year Credit Bond Fund	1.5%
iShares Barclays 1-3 Year Treasury Bond Fund	1.5%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Destination 2020 Fund

Mutual Funds 97.0%

	Shares	Market Value

Alternative Assets 19.2%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,852,419	$37,638,132

Total Alternative Assets (cost $37,906,898)		37,638,132

Equity Funds 56.3%
Nationwide International Index Fund, Institutional Class (a)	5,389,696	37,242,801
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,301,111	19,360,529
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,771,607	44,467,241
Nationwide Small Cap Index Fund, Institutional Class (a)	784,996	9,561,249

Total Equity Funds (cost $101,244,743)		110,631,820

Fixed Income Funds 21.5%
Nationwide Bond Index Fund, Institutional Class (a)	2,538,563	30,208,900
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	1,200,689	12,078,931

Total Fixed Income Funds (cost $41,793,387)		42,287,831

Total Mutual Funds (cost $180,945,028)		190,557,783

Exchange Traded Funds 3.0%

	Shares	Market Value

Fixed Income Funds 3.0%
iShares Barclays 1-3 Year Credit Bond Fund	28,344	$2,998,795
iShares Barclays 1-3 Year Treasury Bond Fund	35,429	2,990,916

Total Exchange Traded Funds (cost $5,968,048)		5,989,711

Total Investments (cost $186,913,076) (b) — 100.0%		196,547,494

Liabilities in excess of other assets — 0.0% †		(92,292)

NET ASSETS — 100.0%		$196,455,202

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	39

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $180,945,028)	$190,557,783
Investments in non-affiliates, at value (cost $5,968,048)	5,989,711

Total Investments	196,547,494

Cash	3,814
Receivable for capital shares issued	373,269

Total Assets	196,924,577

Liabilities:
Payable for investments purchased	275,203
Payable for capital shares redeemed	92,452
Accrued expenses and other payables:
Investment advisory fees	21,723
Distribution fees	43,743
Administrative servicing fees	35,110
Trustee fees (Note 3)	562
Professional fees (Note 3)	582

Total Liabilities	469,375

Net Assets	$196,455,202

Represented by:
Capital	$182,348,730
Accumulated undistributed net investment income	9,736
Accumulated net realized gains from affiliated and non-affiliated investments	4,462,318
Net unrealized appreciation/(depreciation) from investments in affiliates	9,612,755
Net unrealized appreciation/(depreciation) from investments in non-affiliates	21,663

Net Assets	$196,455,202

Net Assets:
Class A Shares	$23,141,162
Class C Shares	2,223,108
Class R1 Shares	10,479,109
Class R2 Shares	72,944,752
Institutional Service Class Shares	69,185,088
Institutional Class Shares	18,481,983

Total	$196,455,202

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,499,639
Class C Shares	242,050
Class R1 Shares	1,132,783
Class R2 Shares	7,895,226
Institutional Service Class Shares	7,459,906
Institutional Class Shares	1,986,509

Total	21,216,113

40	Annual Report 2012

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.26
Class C Shares (a)	$9.18
Class R1 Shares	$9.25
Class R2 Shares	$9.24
Institutional Service Class Shares	$9.27
Institutional Class Shares	$9.30
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	41

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,916,799
Dividend income from non-affiliates	175,611

Total Income	3,092,410

EXPENSES:
Investment advisory fees	289,115
Distribution fees Class A	52,287
Distribution fees Class C	14,544
Distribution fees Class R1	64,201
Distribution fees Class R2	347,756
Administrative servicing fees Class A	52,288
Administrative servicing fees Class R1	24,693
Administrative servicing fees Class R2	173,951
Administrative servicing fees Institutional Service Class	156,363
Professional fees (Note 3)	2,040
Trustee fees (Note 3)	7,335

Total Expenses	1,184,573

NET INVESTMENT INCOME	1,907,837

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,684,419
Net realized gain distributions from underlying non-affiliated funds	61,153
Net realized gains from investment transactions with affiliates	5,415,254
Net realized gains from investment transactions with non-affiliates	84,173

Net realized gains from affiliated and non-affiliated investments	7,244,999

Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,195,018
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(92,844)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	5,102,174

Net realized/unrealized gains from affiliated and non-affiliated investments	12,347,173

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,255,010

The accompanying notes are an integral part of these financial statements.

42	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$1,907,837	$2,450,351
Net realized gains from affiliated and non-affiliated investments	7,244,999	11,086,536
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	5,102,174	(11,046,293)

Change in net assets resulting from operations	14,255,010	2,490,594

Distributions to Shareholders From:
Net investment income:
Class A	(228,689)	(307,085)
Class C	(10,380)	(10,401)
Class R1	(74,512)	(110,820)
Class R2	(624,451)	(854,644)
Institutional Service Class	(820,416)	(878,181)
Institutional Class	(253,740)	(241,362)
Net realized gains:
Class A	(1,117,327)	(63,175)
Class C	(53,680)	(2,815)
Class R1	(504,659)	(25,988)
Class R2	(3,753,369)	(196,767)
Institutional Service Class	(3,278,715)	(140,376)
Institutional Class	(803,325)	(35,398)

Change in net assets from shareholder distributions	(11,523,263)	(2,867,012)

Change in net assets from capital transactions	30,467,794	43,551,999

Change in net assets	33,199,541	43,175,581

Net Assets:
Beginning of year	163,255,661	120,080,080

End of year	$196,455,202	$163,255,661

Accumulated undistributed net investment income at end of year	$9,736	$63,087

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,376,567	$6,394,089
Dividends reinvested	1,346,011	370,260
Cost of shares redeemed	(3,165,506)	(3,609,250)

Total Class A Shares	3,557,072	3,155,099

Class C Shares
Proceeds from shares issued	1,208,036	357,508
Dividends reinvested	64,060	13,216
Cost of shares redeemed	(25,595)	(344,887)

Total Class C Shares	1,246,501	25,837

Class R1 Shares
Proceeds from shares issued	2,274,758	6,944,102
Dividends reinvested	579,171	136,808
Cost of shares redeemed	(1,670,248)	(3,907,794)

Total Class R1 Shares	1,183,681	3,173,116

2012 Annual Report	43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$15,414,065	$18,666,497
Dividends reinvested	4,377,820	1,051,411
Cost of shares redeemed	(11,777,188)	(8,362,543)

Total Class R2 Shares	8,014,697	11,355,365

Institutional Service Class Shares
Proceeds from shares issued	15,982,154	27,693,735
Dividends reinvested	4,099,131	1,018,557
Cost of shares redeemed	(8,401,282)	(7,554,264)

Total Institutional Service Class Shares	11,680,003	21,158,028

Institutional Class Shares
Proceeds from shares issued	6,868,051	5,924,320
Dividends reinvested	1,057,065	276,760
Cost of shares redeemed	(3,139,276)	(1,516,526)

Total Institutional Class Shares	4,785,840	4,684,554

Change in net assets from capital transactions	$30,467,794	$43,551,999

SHARE TRANSACTIONS:
Class A Shares
Issued	599,355	677,799
Reinvested	158,026	39,585
Redeemed	(354,382)	(380,623)

Total Class A Shares	402,999	336,761

Class C Shares
Issued	135,114	37,181
Reinvested	7,566	1,418
Redeemed	(2,869)	(37,029)

Total Class C Shares	139,811	1,570

Class R1 Shares
Issued	253,318	728,125
Reinvested	68,054	14,604
Redeemed	(183,673)	(408,897)

Total Class R1 Shares	137,699	333,832

Class R2 Shares
Issued	1,719,835	1,979,829
Reinvested	515,258	112,495
Redeemed	(1,308,554)	(888,639)

Total Class R2 Shares	926,539	1,203,685

Institutional Service Class Shares
Issued	1,771,823	2,923,942
Reinvested	479,838	108,793
Redeemed	(932,724)	(800,829)

Total Institutional Service Class Shares	1,318,937	2,231,906

44	Annual Report 2012

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	759,821	634,462
Reinvested	123,020	29,507
Redeemed	(343,144)	(162,115)

Total Institutional Class Shares	539,697	501,854

Total change in shares	3,465,682	4,609,608

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$9.19	0.09	0.60	0.69	(0.10)	(0.52)	(0.62)	$9.26	8.17%		$23,141,162	0.67%	1.06%	0.67%	49.47%
Year Ended October 31, 2011 (d)	$9.14	0.17	0.07	0.24	(0.16)	(0.03)	(0.19)	$9.19	2.68%		$19,276,149	0.83%	1.77%	0.83%	41.26%
Year Ended October 31, 2010 (d)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%		$16,077,321	0.83%	1.22%	0.83%	8.29%
Year Ended October 31, 2009 (d)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%		$5,026,129	0.83%	1.89%	0.83%	21.24%
Year Ended October 31, 2008 (d)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%	)	$2,080,684	0.69%	2.37%	0.80%	16.46%

Class C Shares
Year Ended October 31, 2012 (d)	$9.14	0.05	0.58	0.63	(0.07)	(0.52)	(0.59)	$9.18	7.49%		$2,223,108	1.15%	0.52%	1.15%	49.47%
Year Ended October 31, 2011 (d)	$9.09	0.11	0.09	0.20	(0.12)	(0.03)	(0.15)	$9.14	2.20%		$934,370	1.33%	1.22%	1.33%	41.26%
Year Ended October 31, 2010 (d)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%		$914,712	1.33%	1.04%	1.33%	8.29%
Year Ended October 31, 2009 (d)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%		$442,018	1.33%	1.42%	1.33%	21.24%
Year Ended October 31, 2008 (d)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%	)	$262,633	1.33%	1.52%	1.34%	16.46%

Class R1 Shares
Year Ended October 31, 2012 (d)	$9.19	0.06	0.59	0.65	(0.07)	(0.52)	(0.59)	$9.25	7.69%		$10,479,109	1.07%	0.65%	1.07%	49.47%
Year Ended October 31, 2011 (d)	$9.14	0.11	0.10	0.21	(0.13)	(0.03)	(0.16)	$9.19	2.31%		$9,148,292	1.23%	1.21%	1.23%	41.26%
Year Ended October 31, 2010 (d)	$8.23	0.10	0.98	1.08	(0.11)	(0.06)	(0.17)	$9.14	13.27%		$6,043,131	1.23%	1.20%	1.23%	8.29%
Year Ended October 31, 2009 (d)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%		$4,559,986	1.23%	1.49%	1.23%	21.24%
Year Ended October 31, 2008 (d)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%	)	$1,731,253	1.03%	2.11%	1.12%	16.46%

Class R2 Shares
Year Ended October 31, 2012 (d)	$9.18	0.07	0.59	0.66	(0.08)	(0.52)	(0.60)	$9.24	7.86%		$72,944,752	0.92%	0.80%	0.92%	49.47%
Year Ended October 31, 2011 (d)	$9.12	0.14	0.09	0.23	(0.14)	(0.03)	(0.17)	$9.18	2.55%		$63,985,415	1.08%	1.47%	1.08%	41.26%
Year Ended October 31, 2010 (d)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%		$52,604,669	1.09%	1.27%	1.09%	8.29%
Year Ended October 31, 2009 (d)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%		$31,333,358	1.08%	1.62%	1.08%	21.24%
Year Ended October 31, 2008 (d)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%	)	$10,139,899	1.01%	2.08%	1.10%	16.46%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$9.21	0.12	0.58	0.70	(0.12)	(0.52)	(0.64)	$9.27	8.30%		$69,185,088	0.42%	1.29%	0.42%	49.47%
Year Ended October 31, 2011 (d)	$9.15	0.18	0.10	0.28	(0.19)	(0.03)	(0.22)	$9.21	3.05%		$56,549,621	0.58%	1.89%	0.58%	41.26%
Year Ended October 31, 2010 (d)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%		$35,769,480	0.59%	1.73%	0.59%	8.29%
Year Ended October 31, 2009 (d)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%		$15,411,091	0.58%	2.10%	0.58%	21.24%
Year Ended October 31, 2008 (d)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	29.23%		$4,003,810	0.58%	2.66%	0.65%	16.46%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$9.24	0.14	0.58	0.72	(0.14)	(0.52)	(0.66)	$9.30	8.53%		$18,481,983	0.16%	1.54%	0.16%	49.47%
Year Ended October 31, 2011 (d)	$9.18	0.21	0.09	0.30	(0.21)	(0.03)	(0.24)	$9.24	3.29%		$13,361,814	0.33%	2.19%	0.33%	41.26%
Year Ended October 31, 2010 (d)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%		$8,670,767	0.34%	2.08%	0.34%	8.29%
Year Ended October 31, 2009 (d)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%		$5,573,200	0.33%	2.39%	0.33%	21.24%
Year Ended October 31, 2008 (d)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%	)	$2,286,718	0.33%	2.85%	0.43%	16.46%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

46	Annual Report 2012

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2025 Fund (Class R2) returned 8.45% versus 10.56% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 120 funds as of October 31, 2012) was 9.22% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 26% and 12%, respectively), which gained 14.96% and 11.79%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Nine of the 10 sectors within the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, industrials and consumer discretionary.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Bond Index Fund (with target allocations of 2% and 8%, respectively), which returned 2.82% and 5.15%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, by 43 basis points during the reporting period.

None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities and financial bonds.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Annual Report	47

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	8.82%	8.78%	0.34%	1.61%
	w/SC2	2.52%	6.65%	(0.84)%	0.45%
Class C	w/o SC1	8.25%	8.21%	(0.19)%	1.08%
	w/SC3	7.25%	8.21%	(0.19)%	1.08%
Class R1[4]		8.39%	8.32%	(0.08)%	1.19%
Class R2[4]		8.45%	8.47%	0.06%	1.35%
Institutional Service Class[4]		8.96%	8.99%	0.50%	1.79%
Institutional Class[4]		9.30%	9.31%	0.80%	2.08%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

48	Annual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2025 Fund, the Morningstar Lifetime Moderate 2025 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	49

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2025 Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,027.20	3.26	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual		1,000.00	1,024.20	5.80	1.14
	Hypothetical	[c]	1,000.00	1,019.41	5.79	1.14
Class R1 Shares	Actual		1,000.00	1,025.20	5.29	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,025.40	4.53	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,027.90	1.99	0.39
	Hypothetical	[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual		1,000.00	1,029.60	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

50	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Destination 2025 Fund

Asset Allocation †
Equity Funds	67.4%
Alternative Assets	18.2%
Fixed Income Funds	14.5%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	25.7%
Nationwide International Index Fund, Institutional Class	22.0%
Nationwide Alternatives Allocation Fund, Institutional Class	18.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.9%
Nationwide Bond Index Fund, Institutional Class	8.3%
Nationwide Small Cap Index Fund, Institutional Class	7.8%
Nationwide Inflation-Protected Securities Fund, Institutional Class	4.1%
iShares Barclays 1-3 Year Credit Bond Fund	2.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	51

Statement of Investments

October 31, 2012

Nationwide Destination 2025 Fund

Mutual Funds 98.0%

	Shares	Market Value

Alternative Assets 18.2%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,460,746	$33,811,489

Total Alternative Assets (cost $34,010,721)		33,811,489

Equity Funds 67.4%
Nationwide International Index Fund, Institutional Class (a)	5,916,964	40,886,219
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,480,532	22,030,314
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,042,671	47,663,086
Nationwide Small Cap Index Fund, Institutional Class (a)	1,191,152	14,508,229

Total Equity Funds (cost $113,494,509)		125,087,848

Fixed Income Funds 12.4%
Nationwide Bond Index Fund, Institutional Class (a)	1,281,756	15,276,829
Nationwide Inflation-Protected Securities Fund, Institutional Class *(a)	759,027	7,635,814

Total Fixed Income Funds (cost $22,656,303)		22,912,643

Total Mutual Funds (cost $170,161,533)		181,811,980

Exchange Traded Fund 2.1%

	Shares	Market Value

Fixed Income Fund 2.1%
iShares Barclays 1-3 Year Credit Bond Fund	35,826	$3,790,391

Total Exchange Traded Fund (cost $3,766,457)		3,790,391

Total Investments (cost $173,927,990) (b) — 100.1%		185,602,371

Liabilities in excess of other assets — (0.1)%		(95,029)

NET ASSETS — 100.0%		$185,507,342

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

52	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $170,161,533)	$181,811,980
Investments in non-affiliates, at value (cost $3,766,457)	3,790,391

Total Investments	185,602,371

Receivable for investments sold	4,021
Receivable for capital shares issued	338,629

Total Assets	185,945,021

Liabilities:
Payable for investments purchased	296,404
Payable for capital shares redeemed	36,177
Cash overdraft (Note 2)	3,032
Accrued expenses and other payables:
Investment advisory fees	20,400
Distribution fees	44,849
Administrative servicing fees	35,762
Trustee fees (Note 3)	525
Professional fees (Note 3)	530

Total Liabilities	437,679

Net Assets	$185,507,342

Represented by:
Capital	$169,749,411
Accumulated net realized gains from affiliated and non-affiliated investments	4,083,550
Net unrealized appreciation/(depreciation) from investments in affiliates	11,650,447
Net unrealized appreciation/(depreciation) from investments in non-affiliates	23,934

Net Assets	$185,507,342

Net Assets:
Class A Shares	$24,342,321
Class C Shares	1,118,036
Class R1 Shares	9,732,989
Class R2 Shares	78,346,959
Institutional Service Class Shares	54,414,481
Institutional Class Shares	17,552,556

Total	$185,507,342

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,643,792
Class C Shares	121,892
Class R1 Shares	1,058,233
Class R2 Shares	8,524,199
Institutional Service Class Shares	5,899,652
Institutional Class Shares	1,895,679

Total	20,143,447

2012 Annual Report	53

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.21
Class C Shares (a)	$9.17
Class R1 Shares	$9.20
Class R2 Shares	$9.19
Institutional Service Class Shares	$9.22
Institutional Class Shares	$9.26
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.77

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,650,821
Dividend income from non-affiliates	133,932
Other income from non-affiliates	15

Total Income	2,784,768

EXPENSES:
Investment advisory fees	262,001
Distribution fees Class A	54,720
Distribution fees Class C	9,513
Distribution fees Class R1	64,677
Distribution fees Class R2	356,002
Administrative servicing fees Class A	54,720
Administrative servicing fees Class R1	24,876
Administrative servicing fees Class R2	178,074
Administrative servicing fees Institutional Service Class	115,878
Professional fees (Note 3)	1,837
Trustee fees (Note 3)	6,639

Total Expenses	1,128,937

NET INVESTMENT INCOME	1,655,831

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,770,868
Net realized gain distributions from underlying non-affiliated funds	33,722
Net realized gains from investment transactions with affiliates	5,001,077
Net realized gains from investment transactions with non-affiliates	46,263

Net realized gains from affiliated and non-affiliated investments	6,851,930

Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,370,421
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(34,390)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	5,336,031

Net realized/unrealized gains from affiliated and non-affiliated investments	12,187,961

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,843,792

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	55

Statements of Changes in Net Assets

,	Nationwide Destination 2025 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$1,655,831	$2,036,059
Net realized gains from affiliated and non-affiliated investments	6,851,930	9,807,563
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	5,336,031	(9,539,760)

Change in net assets resulting from operations	13,843,792	2,303,862

Distributions to Shareholders From:
Net investment income:
Class A	(239,220)	(295,871)
Class C	(6,153)	(9,600)
Class R1	(70,404)	(124,083)
Class R2	(605,047)	(829,019)
Institutional Service Class	(621,850)	(572,673)
Institutional Class	(222,627)	(194,792)
Net realized gains:
Class A	(1,169,396)	(51,966)
Class C	(44,988)	(2,344)
Class R1	(568,902)	(27,786)
Class R2	(3,834,225)	(166,489)
Institutional Service Class	(2,406,650)	(77,671)
Institutional Class	(691,705)	(23,399)

Change in net assets from shareholder distributions	(10,481,167)	(2,375,693)

Change in net assets from capital transactions	38,320,266	36,327,499

Change in net assets	41,682,891	36,255,668

Net Assets:
Beginning of year	143,824,451	107,568,783

End of year	$185,507,342	$143,824,451

Accumulated undistributed net investment income at end of year	$—	$14,773

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,026,645	$4,920,124
Dividends reinvested	1,406,249	347,175
Cost of shares redeemed	(2,874,587)	(2,618,489)

Total Class A Shares	4,558,307	2,648,810

Class C Shares
Proceeds from shares issued	478,319	57,686
Dividends reinvested	51,141	11,944
Cost of shares redeemed	(222,737)	(48,558)

Total Class C Shares	306,723	21,072

Class R1 Shares
Proceeds from shares issued	2,275,464	5,881,606
Dividends reinvested	639,306	151,869
Cost of shares redeemed	(2,482,997)	(4,719,787)

Total Class R1 Shares	431,773	1,313,688

56	Annual Report 2012

,	Nationwide Destination 2025 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$16,030,633	$18,381,604
Dividends reinvested	4,439,272	995,508
Cost of shares redeemed	(7,474,102)	(7,981,774)

Total Class R2 Shares	12,995,803	11,395,338

Institutional Service Class Shares
Proceeds from shares issued	14,920,908	20,261,033
Dividends reinvested	3,028,500	650,344
Cost of shares redeemed	(3,763,385)	(4,708,115)

Total Institutional Service Class Shares	14,186,023	16,203,262

Institutional Class Shares
Proceeds from shares issued	6,535,347	6,258,564
Dividends reinvested	914,332	218,191
Cost of shares redeemed	(1,608,042)	(1,731,426)

Total Institutional Class Shares	5,841,637	4,745,329

Change in net assets from capital transactions	$38,320,266	$36,327,499

SHARE TRANSACTIONS:
Class A Shares
Issued	676,732	521,281
Reinvested	167,395	37,317
Redeemed	(323,808)	(281,084)

Total Class A Shares	520,319	277,514

Class C Shares
Issued	53,792	6,184
Reinvested	6,119	1,285
Redeemed	(25,276)	(5,146)

Total Class C Shares	34,635	2,323

Class R1 Shares
Issued	253,516	621,233
Reinvested	76,353	16,325
Redeemed	(273,515)	(494,881)

Total Class R1 Shares	56,354	142,677

Class R2 Shares
Issued	1,794,070	1,954,314
Reinvested	530,016	107,105
Redeemed	(841,783)	(845,160)

Total Class R2 Shares	1,482,303	1,216,259

Institutional Service Class Shares
Issued	1,669,005	2,144,213
Reinvested	359,344	69,861
Redeemed	(421,733)	(498,561)

Total Institutional Service Class Shares	1,606,616	1,715,513

2012 Annual Report	57

Statements of Changes in Net Assets (Continued)

,	Nationwide Destination 2025 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	732,808	669,473
Reinvested	107,855	23,368
Redeemed	(179,189)	(186,497)

Total Institutional Class Shares	661,474	506,344

Total change in shares	4,361,701	3,860,630

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

58	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$9.11	0.09	0.65	0.74	(0.10)	(0.54)	(0.64)	$9.21	8.82%		$24,342,321	0.66%	1.03%	0.66%	37.48%
Year Ended October 31, 2011 (d)	$9.02	0.15	0.12	0.27	(0.15)	(0.03)	(0.18)	$9.11	2.94%		$19,351,261	0.82%	1.63%	0.82%	37.20%
Year Ended October 31, 2010 (d)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%		$16,653,084	0.83%	1.15%	0.83%	9.54%
Year Ended October 31, 2009 (d)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%		$7,071,645	0.83%	1.65%	0.83%	17.69%
Year Ended October 31, 2008 (d)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%	)	$1,020,031	0.58%	2.34%	0.67%	20.79%

Class C Shares
Year Ended October 31, 2012 (d)	$9.08	0.05	0.64	0.69	(0.06)	(0.54)	(0.60)	$9.17	8.25%		$1,118,036	1.16%	0.53%	1.16%	37.48%
Year Ended October 31, 2011 (d)	$9.00	0.11	0.11	0.22	(0.11)	(0.03)	(0.14)	$9.08	2.42%		$792,694	1.33%	1.17%	1.33%	37.20%
Year Ended October 31, 2010 (d)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%		$764,625	1.33%	0.82%	1.33%	9.54%
Year Ended October 31, 2009 (d)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%		$273,534	1.33%	1.26%	1.33%	17.69%
Year Ended October 31, 2008 (d)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%	)	$92,946	1.33%	2.27%	1.38%	20.79%

Class R1 Shares
Year Ended October 31, 2012 (d)	$9.10	0.06	0.64	0.70	(0.06)	(0.54)	(0.60)	$9.20	8.39%		$9,732,989	1.07%	0.65%	1.07%	37.48%
Year Ended October 31, 2011 (d)	$9.02	0.11	0.12	0.23	(0.12)	(0.03)	(0.15)	$9.10	2.50%		$9,120,057	1.23%	1.22%	1.23%	37.20%
Year Ended October 31, 2010 (d)	$8.04	0.09	1.06	1.15	(0.10)	(0.07)	(0.17)	$9.02	14.41%		$7,749,196	1.24%	1.04%	1.24%	9.54%
Year Ended October 31, 2009 (d)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%		$5,216,272	1.23%	1.40%	1.23%	17.69%
Year Ended October 31, 2008 (d)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%	)	$2,129,817	1.04%	1.78%	1.13%	20.79%

Class R2 Shares
Year Ended October 31, 2012 (d)	$9.10	0.07	0.64	0.71	(0.08)	(0.54)	(0.62)	$9.19	8.45%		$78,346,959	0.91%	0.78%	0.91%	37.48%
Year Ended October 31, 2011 (d)	$9.01	0.13	0.12	0.25	(0.13)	(0.03)	(0.16)	$9.10	2.74%		$64,069,479	1.08%	1.35%	1.08%	37.20%
Year Ended October 31, 2010 (d)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%		$52,502,941	1.09%	1.14%	1.09%	9.54%
Year Ended October 31, 2009 (d)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%		$32,035,568	1.08%	1.48%	1.08%	17.69%
Year Ended October 31, 2008 (d)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%	)	$10,901,731	0.92%	1.91%	1.01%	20.79%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$9.13	0.11	0.64	0.75	(0.12)	(0.54)	(0.66)	$9.22	8.96%		$54,414,481	0.41%	1.28%	0.41%	37.48%
Year Ended October 31, 2011 (d)	$9.04	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$9.13	3.22%		$39,186,280	0.58%	1.74%	0.58%	37.20%
Year Ended October 31, 2010 (d)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%		$23,298,175	0.59%	1.60%	0.59%	9.54%
Year Ended October 31, 2009 (d)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%		$10,393,320	0.58%	1.94%	0.58%	17.69%
Year Ended October 31, 2008 (d)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%	)	$2,675,193	0.57%	2.39%	0.63%	20.79%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$9.16	0.13	0.65	0.78	(0.14)	(0.54)	(0.68)	$9.26	9.30%		$17,552,556	0.16%	1.49%	0.16%	37.48%
Year Ended October 31, 2011 (d)	$9.07	0.19	0.13	0.32	(0.20)	(0.03)	(0.23)	$9.16	3.46%		$11,304,680	0.33%	2.03%	0.33%	37.20%
Year Ended October 31, 2010 (d)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%		$6,600,762	0.34%	1.92%	0.34%	9.54%
Year Ended October 31, 2009 (d)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%		$4,349,665	0.33%	2.15%	0.33%	17.69%
Year Ended October 31, 2008 (d)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%	)	$1,174,417	0.33%	2.47%	0.45%	20.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	59

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2030 Fund (Class R2) returned 8.91% versus 10.70% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 173 funds as of October 31, 2012) was 9.57% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 13%, respectively), which gained 14.96% and 11.79%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Nine of the 10 sectors within the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, industrials and consumer discretionary.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Bond Index Fund (with target allocations of 2% and 5%, respectively), which returned 2.82% and 5.15%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were held back to a certain degree by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, by 43 basis points during the reporting period.

None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and financial bonds.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

60	Annual Report 2012

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	9.26%	9.18%	(0.24)%	1.18%
	w/SC2	3.01%	7.06%	(1.41)%	0.03%
Class C	w/o SC1	8.63%	8.63%	(0.77)%	0.65%
	w/SC3	7.63%	8.63%	(0.77)%	0.65%
Class R1[4]		8.74%	8.71%	(0.67)%	0.75%
Class R2[4]		8.91%	8.90%	(0.53)%	0.90%
Institutional Service Class[4]		9.40%	9.42%	(0.09)%	1.35%
Institutional Class[4]		9.75%	9.71%	0.21%	1.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	61

Fund Performance (Continued)	Nationwide Destination 2030 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2030 Fund, the Morningstar Lifetime Moderate 2030 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

62	Annual Report 2012

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2030 Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,022.20	3.25	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual		1,000.00	1,018.60	5.78	1.14
	Hypothetical	[c]	1,000.00	1,019.41	5.79	1.14
Class R1 Shares	Actual		1,000.00	1,019.30	5.28	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,020.40	4.52	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,023.00	1.98	0.39
	Hypothetical	[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual		1,000.00	1,024.70	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	63

Portfolio Summary October 31, 2012	Nationwide Destination 2030 Fund

Asset Allocation †
Equity Funds	76.6%
Alternative Assets	14.2%
Fixed Income Funds	9.3%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	29.7%
Nationwide International Index Fund, Institutional Class	23.1%
Nationwide Alternatives Allocation Fund, Institutional Class	14.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.9%
Nationwide Small Cap Index Fund, Institutional Class	10.8%
Nationwide Bond Index Fund, Institutional Class	5.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.1%
iShares Barclays 1-3 Year Credit Bond Fund	2.1%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

64	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Destination 2030 Fund

Mutual Funds 98.0%

	Shares	Market Value

Alternative Assets 14.2%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	2,792,860	$27,286,240

Total Alternative Assets (cost $27,469,779)		27,286,240

Equity Funds 76.6%
Nationwide International Index Fund, Institutional Class (a)	6,418,901	44,354,609
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,664,337	24,765,329
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,840,032	57,063,978
Nationwide Small Cap Index Fund, Institutional Class (a)	1,699,439	20,699,162

Total Equity Funds (cost $126,797,382)		146,883,078

Fixed Income Funds 7.2%
Nationwide Bond Index Fund, Institutional Class (a)	832,500	9,906,754
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	393,784	3,961,469

Total Fixed Income Funds (cost $13,665,909)		13,868,223

Total Mutual Funds (cost $167,933,070)		188,037,541

Exchange Traded Fund 2.1%

	Shares	Market Value

Fixed Income Fund 2.1%
iShares Barclays 1-3 Year Credit Bond Fund	37,233	$3,939,251

Total Exchange Traded Fund (cost $3,912,450)		3,939,251

Total Investments (cost $171,845,520) (b) — 100.1%		191,976,792

Liabilities in excess of other assets — (0.1)%		(99,535)

NET ASSETS — 100.0%		$191,877,257

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	65

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $167,933,070)	$188,037,541
Investments in non-affiliates, at value (cost $3,912,450)	3,939,251

Total Investments	191,976,792

Cash	5,041
Receivable for investments sold	2,160
Receivable for capital shares issued	330,404

Total Assets	192,314,397

Liabilities:
Payable for investments purchased	1,269
Payable for capital shares redeemed	332,608
Accrued expenses and other payables:
Investment advisory fees	21,153
Distribution fees	48,531
Administrative servicing fees	32,464
Trustee fees (Note 3)	547
Professional fees (Note 3)	568

Total Liabilities	437,140

Net Assets	$191,877,257

Represented by:
Capital	$167,247,243
Accumulated net realized gains from affiliated and non-affiliated investments	4,498,742
Net unrealized appreciation/(depreciation) from investments in affiliates	20,104,471
Net unrealized appreciation/(depreciation) from investments in non-affiliates	26,801

Net Assets	$191,877,257

Net Assets:
Class A Shares	$42,044,565
Class C Shares	1,127,956
Class R1 Shares	11,678,780
Class R2 Shares	75,603,163
Institutional Service Class Shares	44,037,894
Institutional Class Shares	17,384,899

Total	$191,877,257

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,587,344
Class C Shares	123,482
Class R1 Shares	1,277,463
Class R2 Shares	8,270,241
Institutional Service Class Shares	4,794,742
Institutional Class Shares	1,886,261

Total	20,939,533

66	Annual Report 2012

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.17
Class C Shares (a)	$9.13
Class R1 Shares	$9.14
Class R2 Shares	$9.14
Institutional Service Class Shares	$9.18
Institutional Class Shares	$9.22
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.73

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	67

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,801,415
Dividend income from non-affiliates	94,551

Total Income	2,895,966

EXPENSES:
Investment advisory fees	277,750
Distribution fees Class A	97,568
Distribution fees Class C	10,658
Distribution fees Class R1	74,523
Distribution fees Class R2	345,006
Administrative servicing fees Class A	97,568
Administrative servicing fees Class R1	28,663
Administrative servicing fees Class R2	172,574
Administrative servicing fees Institutional Service Class	95,688
Professional fees (Note 3)	1,930
Trustee fees (Note 3)	6,974

Total Expenses	1,208,902

NET INVESTMENT INCOME	1,687,064

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,197,413
Net realized gain distributions from underlying non-affiliated funds	21,655
Net realized gains from investment transactions with affiliates	6,023,185
Net realized losses from investment transactions with non-affiliates	(29,204)

Net realized gains from affiliated and non-affiliated investments	8,213,049

Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,360,200
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	40,103

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	5,400,303

Net realized/unrealized gains from affiliated and non-affiliated investments	13,613,352

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,300,416

The accompanying notes are an integral part of these financial statements.

68	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$1,687,064	$2,172,439
Net realized gains from affiliated and non-affiliated investments	8,213,049	7,773,319
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	5,400,303	(7,038,915)

Change in net assets resulting from operations	15,300,416	2,906,843

Distributions to Shareholders From:
Net investment income:
Class A	(424,742)	(570,270)
Class C	(6,502)	(10,524)
Class R1	(79,846)	(125,521)
Class R2	(584,555)	(806,589)
Institutional Service Class	(505,675)	(478,688)
Institutional Class	(234,639)	(215,132)
Net realized gains:
Class A	(1,619,827)	(156,665)
Class C	(45,793)	(3,536)
Class R1	(472,638)	(41,776)
Class R2	(2,826,341)	(241,434)
Institutional Service Class	(1,484,847)	(105,790)
Institutional Class	(566,473)	(40,977)

Change in net assets from shareholder distributions	(8,851,878)	(2,796,902)

Change in net assets from capital transactions	29,750,565	35,859,553

Change in net assets	36,199,103	35,969,494

Net Assets:
Beginning of year	155,678,154	119,708,660

End of year	$191,877,257	$155,678,154

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,773,398	$7,121,614
Dividends reinvested	2,044,569	726,936
Cost of shares redeemed	(4,042,768)	(4,972,415)

Total Class A Shares	4,775,199	2,876,135

Class C Shares
Proceeds from shares issued	81,747	352,246
Dividends reinvested	52,295	14,061
Cost of shares redeemed	(90,863)	(103,464)

Total Class C Shares	43,179	262,843

Class R1 Shares
Proceeds from shares issued	2,239,222	6,751,002
Dividends reinvested	552,484	167,297
Cost of shares redeemed	(2,099,447)	(4,077,885)

Total Class R1 Shares	692,259	2,840,414

2012 Annual Report	69

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$14,742,178	$17,775,701
Dividends reinvested	3,410,896	1,048,022
Cost of shares redeemed	(7,568,084)	(5,605,890)

Total Class R2 Shares	10,584,990	13,217,833

Institutional Service Class Shares
Proceeds from shares issued	11,900,020	15,352,296
Dividends reinvested	1,990,522	584,478
Cost of shares redeemed	(4,156,729)	(4,109,180)

Total Institutional Service Class Shares	9,733,813	11,827,594

Institutional Class Shares
Proceeds from shares issued	7,006,511	5,846,857
Dividends reinvested	801,112	256,108
Cost of shares redeemed	(3,886,498)	(1,268,231)

Total Institutional Class Shares	3,921,125	4,834,734

Change in net assets from capital transactions	$29,750,565	$35,859,553

SHARE TRANSACTIONS:
Class A Shares
Issued	766,015	776,753
Reinvested	245,678	79,805
Redeemed	(455,128)	(537,320)

Total Class A Shares	556,565	319,238

Class C Shares
Issued	9,252	36,909
Reinvested	6,330	1,543
Redeemed	(10,441)	(11,428)

Total Class C Shares	5,141	27,024

Class R1 Shares
Issued	252,322	725,509
Reinvested	66,795	18,387
Redeemed	(233,559)	(435,534)

Total Class R1 Shares	85,558	308,362

Class R2 Shares
Issued	1,667,358	1,935,058
Reinvested	411,708	115,222
Redeemed	(861,368)	(602,797)

Total Class R2 Shares	1,217,698	1,447,483

Institutional Service Class Shares
Issued	1,338,339	1,666,532
Reinvested	238,179	64,182
Redeemed	(462,930)	(444,604)

Total Institutional Service Class Shares	1,113,588	1,286,110

70	Annual Report 2012

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	787,800	638,176
Reinvested	95,269	28,046
Redeemed	(437,607)	(134,227)

Total Institutional Class Shares	445,462	531,995

Total change in shares	3,424,012	3,920,212

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	71

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$8.89	0.09	0.68	0.77	(0.10)	(0.39)	(0.49)	$9.17	9.26%		$42,044,565	0.67%	1.01%	0.67%	29.14%
Year Ended October 31, 2011 (d)	$8.81	0.15	0.12	0.27	(0.15)	(0.04)	(0.19)	$8.89	3.00%		$35,835,375	0.83%	1.61%	0.83%	27.34%
Year Ended October 31, 2010 (d)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%		$32,684,738	0.84%	1.36%	0.84%	7.36%
Year Ended October 31, 2009 (d)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%		$23,551,191	0.83%	1.45%	0.83%	15.08%
Year Ended October 31, 2008 (d)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%	)	$1,711,218	0.61%	2.04%	0.72%	18.91%

Class C Shares
Year Ended October 31, 2012 (d)	$8.86	0.05	0.66	0.71	(0.05)	(0.39)	(0.44)	$9.13	8.63%		$1,127,956	1.17%	0.51%	1.17%	29.14%
Year Ended October 31, 2011 (d)	$8.79	0.09	0.13	0.22	(0.11)	(0.04)	(0.15)	$8.86	2.51%		$1,048,796	1.33%	0.97%	1.33%	27.34%
Year Ended October 31, 2010 (d)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%		$802,611	1.33%	0.80%	1.33%	7.36%
Year Ended October 31, 2009 (d)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%		$304,217	1.32%	0.85%	1.32%	15.08%
Year Ended October 31, 2008 (d)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%	)	$33,926	1.33%	1.22%	1.41%	18.91%

Class R1 Shares
Year Ended October 31, 2012 (d)	$8.87	0.05	0.67	0.72	(0.06)	(0.39)	(0.45)	$9.14	8.74%		$11,678,780	1.07%	0.60%	1.07%	29.14%
Year Ended October 31, 2011 (d)	$8.79	0.10	0.14	0.24	(0.12)	(0.04)	(0.16)	$8.87	2.69%		$10,572,264	1.23%	1.11%	1.23%	27.34%
Year Ended October 31, 2010 (d)	$7.78	0.08	1.08	1.16	(0.10)	(0.05)	(0.15)	$8.79	15.05%		$7,769,345	1.23%	1.00%	1.23%	7.36%
Year Ended October 31, 2009 (d)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%		$4,980,319	1.23%	1.22%	1.23%	15.08%
Year Ended October 31, 2008 (d)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%	)	$1,666,828	1.19%	1.65%	1.26%	18.91%

Class R2 Shares
Year Ended October 31, 2012 (d)	$8.87	0.07	0.67	0.74	(0.08)	(0.39)	(0.47)	$9.14	8.91%		$75,603,163	0.91%	0.75%	0.91%	29.14%
Year Ended October 31, 2011 (d)	$8.79	0.12	0.13	0.25	(0.13)	(0.04)	(0.17)	$8.87	2.83%		$62,553,329	1.08%	1.30%	1.08%	27.34%
Year Ended October 31, 2010 (d)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%		$49,279,996	1.09%	1.09%	1.09%	7.36%
Year Ended October 31, 2009 (d)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%		$28,154,823	1.08%	1.39%	1.08%	15.08%
Year Ended October 31, 2008 (d)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%	)	$10,381,376	1.01%	1.63%	1.10%	18.91%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$8.91	0.11	0.67	0.78	(0.12)	(0.39)	(0.51)	$9.18	9.40%		$44,037,894	0.41%	1.25%	0.41%	29.14%
Year Ended October 31, 2011 (d)	$8.82	0.16	0.14	0.30	(0.17)	(0.04)	(0.21)	$8.91	3.36%		$32,793,397	0.58%	1.73%	0.58%	27.34%
Year Ended October 31, 2010 (d)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%		$21,130,412	0.59%	1.55%	0.59%	7.36%
Year Ended October 31, 2009 (d)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%		$9,006,401	0.58%	1.81%	0.58%	15.08%
Year Ended October 31, 2008 (d)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%	)	$2,175,279	0.56%	2.25%	0.62%	18.91%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$8.94	0.13	0.68	0.81	(0.14)	(0.39)	(0.53)	$9.22	9.75%		$17,384,899	0.16%	1.47%	0.16%	29.14%
Year Ended October 31, 2011 (d)	$8.85	0.18	0.14	0.32	(0.19)	(0.04)	(0.23)	$8.94	3.60%		$12,874,993	0.33%	1.98%	0.33%	27.34%
Year Ended October 31, 2010 (d)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%		$8,041,558	0.34%	1.90%	0.34%	7.36%
Year Ended October 31, 2009 (d)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%		$5,757,085	0.33%	1.99%	0.33%	15.08%
Year Ended October 31, 2008 (d)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%	)	$1,602,049	0.33%	2.26%	0.44%	18.91%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

72	Annual Report 2012

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2035 Fund (Class R2) returned 9.37% versus 10.69% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 115 funds as of October 31, 2012) was 9.87% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 32% and 26%, respectively), which gained 14.96% and 5.93%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Five of the 10 sectors within the MSCI EAFE® Index recorded positive returns during the reporting period.

The strongest-contributing sectors that affected relative Fund performance were financials, health care and consumer staples.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Bond Index Fund (with target allocations of 1% and 3%, respectively), which returned 2.82% and 5.15%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, by 43 basis points during the reporting period.

None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and financial bonds.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Annual Report	73

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	9.60%	9.54%	(0.70)%	0.80%
	w/SC2	3.27%	7.39%	(1.88)%	(0.34)%
Class C	w/o SC1	9.16%	9.00%	(1.20)%	0.28%
	w/SC3	8.16%	9.00%	(1.20)%	0.28%
Class R1[4]		9.16%	9.12%	(1.11)%	0.38%
Class R2[4]		9.37%	9.28%	(0.94)%	0.55%
Institutional Service Class[4]		9.86%	9.83%	(0.50)%	1.00%
Institutional Class[4]		10.20%	10.11%	(0.21)%	1.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

74	Annual Report 2012

Fund Performance (Continued)	Nationwide Destination 2035 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2035 Fund, the Morningstar Lifetime Moderate 2035 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	75

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2035 Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,019.80	3.25	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual		1,000.00	1,017.70	5.73	1.13
	Hypothetical	[c]	1,000.00	1,019.46	5.74	1.13
Class R1 Shares	Actual		1,000.00	1,017.60	5.27	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,018.10	4.51	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,020.60	1.98	0.39
	Hypothetical	[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual		1,000.00	1,022.30	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

76	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Destination 2035 Fund

Asset Allocation †
Equity Funds	83.7%
Alternative Assets	12.2%
Fixed Income Funds	4.1%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	31.8%
Nationwide International Index Fund, Institutional Class	26.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.9%
Nationwide Small Cap Index Fund, Institutional Class	12.8%
Nationwide Alternatives Allocation Fund, Institutional Class	12.2%
Nationwide Bond Index Fund, Institutional Class	3.1%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	77

Statement of Investments

October 31, 2012

Nationwide Destination 2035 Fund

Mutual Funds 99.0%

	Shares	Market Value

Alternative Assets 12.2%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,414,343	$13,818,126

Total Alternative Assets (cost $13,838,742)		13,818,126

Equity Funds 83.7%
Nationwide International Index Fund, Institutional Class (a)	4,287,512	29,626,706
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	983,505	14,634,561
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,050,404	35,964,263
Nationwide Small Cap Index Fund, Institutional Class (a)	1,186,870	14,456,078

Total Equity Funds (cost $85,366,763)		94,681,608

Fixed Income Fund 3.1%
Nationwide Bond Index Fund, Institutional Class (a)	295,075	3,511,395

Total Fixed Income Fund (cost $3,460,729)		3,511,395

Total Mutual Funds (cost $102,666,234)		112,011,129

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	10,970	$1,160,626

Total Exchange Traded Fund (cost $1,154,299)		1,160,626

Total Investments (cost $103,820,533) (b) — 100.0%		113,171,755

Liabilities in excess of other assets — 0.0% †		(56,046)

NET ASSETS — 100.0%		$113,115,709

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

78	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $102,666,234)	$112,011,129
Investments in non-affiliates, at value (cost $1,154,299)	1,160,626

Total Investments	113,171,755

Cash	328
Receivable for capital shares issued	379,668

Total Assets	113,551,751

Liabilities:
Payable for investments purchased	291,999
Payable for capital shares redeemed	85,107
Accrued expenses and other payables:
Investment advisory fees	12,422
Distribution fees	28,705
Administrative servicing fees	17,174
Trustee fees (Note 3)	316
Professional fees (Note 3)	319

Total Liabilities	436,042

Net Assets	$113,115,709

Represented by:
Capital	$101,369,740
Accumulated net realized gains from affiliated and non-affiliated investments	2,394,747
Net unrealized appreciation/(depreciation) from investments in affiliates	9,344,895
Net unrealized appreciation/(depreciation) from investments in non-affiliates	6,327

Net Assets	$113,115,709

Net Assets:
Class A Shares	$12,557,034
Class C Shares	1,038,535
Class R1 Shares	2,740,456
Class R2 Shares	55,946,652
Institutional Service Class Shares	27,762,165
Institutional Class Shares	13,070,867

Total	$113,115,709

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,381,230
Class C Shares	115,154
Class R1 Shares	302,177
Class R2 Shares	6,175,463
Institutional Service Class Shares	3,049,924
Institutional Class Shares	1,430,598

Total	12,454,546

2012 Annual Report	79

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.09
Class C Shares (a)	$9.02
Class R1 Shares	$9.07
Class R2 Shares	$9.06
Institutional Service Class Shares	$9.10
Institutional Class Shares	$9.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.64

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

80	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,621,765
Dividend income from non-affiliates	10,905

Total Income	1,632,670

EXPENSES:
Investment advisory fees	155,657
Distribution fees Class A	28,456
Distribution fees Class C	6,644
Distribution fees Class R1	18,315
Distribution fees Class R2	249,260
Administrative servicing fees Class A	28,456
Administrative servicing fees Class R1	7,044
Administrative servicing fees Class R2	124,679
Administrative servicing fees Institutional Service Class	56,470
Professional fees (Note 3)	1,152
Trustee fees (Note 3)	3,985

Total Expenses	680,118

NET INVESTMENT INCOME	952,552

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,323,009
Net realized gains from investment transactions with affiliates	2,852,906
Net realized losses from investment transactions with non-affiliates	(547)

Net realized gains from affiliated and non-affiliated investments	4,175,368

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,863,819
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	6,327

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	3,870,146

Net realized/unrealized gains from affiliated and non-affiliated investments	8,045,514

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,998,066

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	81

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$952,552	$1,025,763
Net realized gains from affiliated and non-affiliated investments	4,175,368	2,937,747
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	3,870,146	(2,836,079)

Change in net assets resulting from operations	8,998,066	1,127,431

Distributions to Shareholders From:
Net investment income:
Class A	(123,786)	(128,597)
Class C	(3,946)	(3,031)
Class R1	(20,706)	(25,534)
Class R2	(425,386)	(502,206)
Institutional Service Class	(301,315)	(246,771)
Institutional Class	(173,986)	(153,157)
Net realized gains:
Class A	(294,516)	(16,882)
Class C	(7,827)	(601)
Class R1	(86,192)	(4,363)
Class R2	(1,286,846)	(79,157)
Institutional Service Class	(555,792)	(26,533)
Institutional Class	(280,772)	(15,433)

Change in net assets from shareholder distributions	(3,561,070)	(1,202,265)

Change in net assets from capital transactions	24,560,447	28,431,746

Change in net assets	29,997,443	28,356,912

Net Assets:
Beginning of year	83,118,266	54,761,354

End of year	$113,115,709	$83,118,266

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,273,852	$5,490,677
Dividends reinvested	418,302	145,479
Cost of shares redeemed	(1,491,824)	(2,373,542)

Total Class A Shares	2,200,330	3,262,614

Class C Shares
Proceeds from shares issued	795,218	18,500
Dividends reinvested	11,773	3,632
Cost of shares redeemed	(67,075)	(15,738)

Total Class C Shares	739,916	6,394

Class R1 Shares
Proceeds from shares issued	929,670	2,639,167
Dividends reinvested	106,898	29,897
Cost of shares redeemed	(1,088,988)	(920,655)

Total Class R1 Shares	(52,420)	1,748,409

82	Annual Report 2012

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$12,786,044	$14,229,976
Dividends reinvested	1,712,232	581,363
Cost of shares redeemed	(4,574,083)	(3,013,243)

Total Class R2 Shares	9,924,193	11,798,096

Institutional Service Class Shares
Proceeds from shares issued	9,641,979	10,086,773
Dividends reinvested	857,107	273,304
Cost of shares redeemed	(2,149,527)	(2,233,808)

Total Institutional Service Class Shares	8,349,559	8,126,269

Institutional Class Shares
Proceeds from shares issued	4,631,795	4,480,020
Dividends reinvested	454,758	168,590
Cost of shares redeemed	(1,687,684)	(1,158,646)

Total Institutional Class Shares	3,398,869	3,489,964

Change in net assets from capital transactions	$24,560,447	$28,431,746

SHARE TRANSACTIONS:
Class A Shares
Issued	374,565	612,389
Reinvested	50,755	16,444
Redeemed	(169,752)	(266,692)

Total Class A Shares	255,568	362,141

Class C Shares
Issued	91,389	2,046
Reinvested	1,433	412
Redeemed	(7,692)	(1,707)

Total Class C Shares	85,130	751

Class R1 Shares
Issued	107,637	293,978
Reinvested	13,100	3,392
Redeemed	(121,996)	(100,576)

Total Class R1 Shares	(1,259)	196,794

Class R2 Shares
Issued	1,467,171	1,598,433
Reinvested	209,156	65,865
Redeemed	(525,277)	(335,944)

Total Class R2 Shares	1,151,050	1,328,354

Institutional Service Class Shares
Issued	1,095,751	1,128,119
Reinvested	103,550	30,896
Redeemed	(245,202)	(248,667)

Total Institutional Service Class Shares	954,099	910,348

2012 Annual Report	83

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	529,395	508,771
Reinvested	54,636	18,996
Redeemed	(195,502)	(126,999)

Total Institutional Class Shares	388,529	400,768

Total change in shares	2,833,117	3,199,156

The accompanying notes are an integral part of these financial statements.

84	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$8.65	0.09	0.70	0.79	(0.10)	(0.25)	(0.35)	$9.09	9.60%		$12,557,034	0.66%	0.99%	0.66%	19.07%
Year Ended October 31, 2011 (d)	$8.54	0.13	0.15	0.28	(0.15)	(0.02)	(0.17)	$8.65	3.19%		$9,734,398	0.83%	1.42%	0.83%	26.04%
Year Ended October 31, 2010 (d)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%		$6,517,439	0.83%	1.00%	0.83%	9.62%
Year Ended October 31, 2009 (d)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%		$2,098,910	0.83%	1.56%	0.83%	18.42%
Year Ended October 31, 2008 (d)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%	)	$868,514	0.65%	1.87%	0.73%	37.28%

Class C Shares
Year Ended October 31, 2012 (d)	$8.60	0.04	0.70	0.74	(0.07)	(0.25)	(0.32)	$9.02	9.16%		$1,038,535	1.15%	0.42%	1.15%	19.07%
Year Ended October 31, 2011 (d)	$8.49	0.10	0.13	0.23	(0.10)	(0.02)	(0.12)	$8.60	2.60%		$258,058	1.33%	1.11%	1.33%	26.04%
Year Ended October 31, 2010 (d)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%		$248,436	1.33%	0.78%	1.33%	9.62%
Year Ended October 31, 2009 (d)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%		$78,692	1.33%	1.35%	1.33%	18.42%
Year Ended October 31, 2008 (d)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%	)	$40,087	1.33%	1.47%	1.40%	37.28%

Class R1 Shares
Year Ended October 31, 2012 (d)	$8.63	0.05	0.70	0.75	(0.06)	(0.25)	(0.31)	$9.07	9.16%		$2,740,456	1.07%	0.63%	1.07%	19.07%
Year Ended October 31, 2011 (d)	$8.52	0.09	0.16	0.25	(0.12)	(0.02)	(0.14)	$8.63	2.86%		$2,617,473	1.23%	1.01%	1.23%	26.04%
Year Ended October 31, 2010 (d)	$7.52	0.08	1.09	1.17	(0.09)	(0.08)	(0.17)	$8.52	15.73%		$908,658	1.23%	1.00%	1.23%	9.62%
Year Ended October 31, 2009 (d)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%		$668,175	1.23%	1.43%	1.23%	18.42%
Year Ended October 31, 2008 (d)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%	)	$544,925	1.18%	1.34%	1.25%	37.28%

Class R2 Shares
Year Ended October 31, 2012 (d)	$8.62	0.07	0.70	0.77	(0.08)	(0.25)	(0.33)	$9.06	9.37%		$55,946,652	0.91%	0.75%	0.91%	19.07%
Year Ended October 31, 2011 (d)	$8.51	0.11	0.14	0.25	(0.12)	(0.02)	(0.14)	$8.62	2.96%		$43,308,991	1.08%	1.25%	1.08%	26.04%
Year Ended October 31, 2010 (d)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%		$31,456,319	1.09%	1.06%	1.09%	9.62%
Year Ended October 31, 2009 (d)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%		$18,324,931	1.08%	1.30%	1.08%	18.42%
Year Ended October 31, 2008 (d)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%	)	$5,597,892	0.90%	1.40%	1.00%	37.28%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$8.66	0.11	0.70	0.81	(0.12)	(0.25)	(0.37)	$9.10	9.86%		$27,762,165	0.41%	1.24%	0.41%	19.07%
Year Ended October 31, 2011 (d)	$8.55	0.15	0.15	0.30	(0.17)	(0.02)	(0.19)	$8.66	3.45%		$18,146,376	0.58%	1.65%	0.58%	26.04%
Year Ended October 31, 2010 (d)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%		$10,132,411	0.59%	1.53%	0.59%	9.62%
Year Ended October 31, 2009 (d)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%		$4,641,953	0.58%	1.78%	0.58%	18.42%
Year Ended October 31, 2008 (d)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%	)	$1,169,345	0.58%	2.00%	0.64%	37.28%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$8.69	0.13	0.71	0.84	(0.14)	(0.25)	(0.39)	$9.14	10.20%		$13,070,867	0.16%	1.49%	0.16%	19.07%
Year Ended October 31, 2011 (d)	$8.57	0.18	0.15	0.33	(0.19)	(0.02)	(0.21)	$8.69	3.80%		$9,052,970	0.33%	1.99%	0.33%	26.04%
Year Ended October 31, 2010 (d)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%		$5,498,091	0.34%	1.85%	0.34%	9.62%
Year Ended October 31, 2009 (d)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%		$3,518,013	0.33%	1.95%	0.33%	18.42%
Year Ended October 31, 2008 (d)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%	)	$1,147,474	0.33%	2.04%	0.45%	37.28%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	85

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2040 Fund (Class R2) returned 9.13% versus 10.61% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 170 funds as of October 31, 2012) was 9.91% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 31% and 28%, respectively), which gained 14.96% and 5.93%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Five of the 10 sectors within the Nationwide International Index Fund’s benchmark, the MSCI EAFE®

Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and consumer staples.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Bond Index Fund (with target allocations of 1% and 2%, respectively), which returned 2.82% and 5.15%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, by 43 basis points during the reporting period.

None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and financial bonds.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

86	Annual Report 2012

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	9.35%	9.65%	(1.38)%	0.21%
	w/SC2	3.11%	7.53%	(2.54)%	(0.93)%
Class C	w/o SC1	8.96%	9.09%	(1.88)%	(0.27)%
	w/SC3	7.96%	9.09%	(1.88)%	(0.27)%
Class R1[4]		8.95%	9.19%	(1.82)%	(0.21)%
Class R2[4]		9.13%	9.35%	(1.67)%	(0.06)%
Institutional Service Class[4]		9.72%	9.87%	(1.17)%	0.44%
Institutional Class[4]		9.96%	10.18%	(0.94)%	0.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	87

Fund Performance (Continued)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2040 Fund, the Morningstar Lifetime Moderate 2040 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

88	Annual Report 2012

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2040 Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,016.40	3.24	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual		1,000.00	1,015.10	5.77	1.14
	Hypothetical	[c]	1,000.00	1,019.41	5.79	1.14
Class R1 Shares	Actual		1,000.00	1,014.70	5.27	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,015.90	4.51	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,018.30	1.98	0.39
	Hypothetical	[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual		1,000.00	1,020.00	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	89

Portfolio Summary October 31, 2012	Nationwide Destination 2040 Fund

Asset Allocation †
Equity Funds	86.8%
Alternative Assets	10.2%
Fixed Income Funds	3.1%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	30.8%
Nationwide International Index Fund, Institutional Class	28.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.9%
Nationwide Small Cap Index Fund, Institutional Class	13.8%
Nationwide Alternatives Allocation Fund, Institutional Class	10.2%
Nationwide Bond Index Fund, Institutional Class	2.1%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

90	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Destination 2040 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 10.2%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	944,008	$9,222,956

Total Alternative Assets (cost $9,188,192)		9,222,956

Equity Funds 86.8%
Nationwide International Index Fund, Institutional Class (a)	3,697,914	25,552,583
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	848,198	12,621,180
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,366,673	27,903,074
Nationwide Small Cap Index Fund, Institutional Class (a)	1,023,608	12,467,545

Total Equity Funds (cost $69,836,585)		78,544,382

Fixed Income Fund 2.1%
Nationwide Bond Index Fund, Institutional Class (a)	157,567	1,875,052

Total Fixed Income Fund (cost $1,840,286)		1,875,052

Total Mutual Funds (cost $80,865,063)		89,642,390

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	8,792	$930,194

Total Exchange Traded Fund (cost $925,102)		930,194

Total Investments (cost $81,790,165) (b) — 100.1%		90,572,584

Liabilities in excess of other assets — (0.1)%		(50,512)

NET ASSETS — 100.0%		$90,522,072

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	91

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $80,865,063)	$89,642,390
Investments in non-affiliates, at value (cost $925,102)	930,194

Total Investments	90,572,584

Cash	508
Receivable for capital shares issued	246,982

Total Assets	90,820,074

Liabilities:
Payable for investments purchased	185,876
Payable for capital shares redeemed	59,764
Accrued expenses and other payables:
Investment advisory fees	9,970
Distribution fees	26,087
Administrative servicing fees	15,792
Trustee fees (Note 3)	255
Professional fees (Note 3)	258

Total Liabilities	298,002

Net Assets	$90,522,072

Represented by:
Capital	$80,459,046
Accumulated net realized gains from affiliated and non-affiliated investments	1,280,607
Net unrealized appreciation/(depreciation) from investments in affiliates	8,777,327
Net unrealized appreciation/(depreciation) from investments in non-affiliates	5,092

Net Assets	$90,522,072

Net Assets:
Class A Shares	$9,796,546
Class C Shares	543,944
Class R1 Shares	7,912,866
Class R2 Shares	45,158,577
Institutional Service Class Shares	18,183,863
Institutional Class Shares	8,926,276

Total	$90,522,072

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,110,368
Class C Shares	61,704
Class R1 Shares	899,836
Class R2 Shares	5,134,715
Institutional Service Class Shares	2,053,779
Institutional Class Shares	1,006,141

Total	10,266,543

92	Annual Report 2012

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.82
Class C Shares (a)	$8.82
Class R1 Shares	$8.79
Class R2 Shares	$8.79
Institutional Service Class Shares	$8.85
Institutional Class Shares	$8.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.36

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	93

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,284,372
Dividend income from non-affiliates	8,792
Other income from non-affiliates	10

Total Income	1,293,174

EXPENSES:
Investment advisory fees	125,191
Distribution fees Class A	22,397
Distribution fees Class C	5,077
Distribution fees Class R1	47,465
Distribution fees Class R2	198,243
Administrative servicing fees Class A	22,397
Administrative servicing fees Class R1	18,256
Administrative servicing fees Class R2	99,160
Administrative servicing fees Institutional Service Class	37,445
Professional fees (Note 3)	919
Trustee fees (Note 3)	3,203

Total Expenses	579,753

NET INVESTMENT INCOME	713,421

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,138,160
Net realized gains from investment transactions with affiliates	1,660,274
Net realized losses from investment transactions with non-affiliates	(488)

Net realized gains from affiliated and non-affiliated investments	2,797,946

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,456,024
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	5,092

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	3,461,116

Net realized/unrealized gains from affiliated and non-affiliated investments	6,259,062

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,972,483

The accompanying notes are an integral part of these financial statements.

94	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$713,421	$782,735
Net realized gains from affiliated and non-affiliated investments	2,797,946	2,474,536
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	3,461,116	(2,402,332)

Change in net assets resulting from operations	6,972,483	854,939

Distributions to Shareholders From:
Net investment income:
Class A	(96,518)	(106,768)
Class C	(3,247)	(4,027)
Class R1	(52,188)	(66,511)
Class R2	(332,145)	(379,257)
Institutional Service Class	(195,594)	(165,745)
Institutional Class	(120,367)	(98,923)
Net realized gains:
Class A	(241,700)	(23,174)
Class C	(14,944)	(1,245)
Class R1	(210,203)	(19,206)
Class R2	(1,046,383)	(96,419)
Institutional Service Class	(373,782)	(28,939)
Institutional Class	(209,581)	(15,187)

Change in net assets from shareholder distributions	(2,896,652)	(1,005,401)

Change in net assets from capital transactions	19,704,625	20,514,562

Change in net assets	23,780,456	20,364,100

Net Assets:
Beginning of year	66,741,616	46,377,516

End of year	$90,522,072	$66,741,616

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,955,824	$2,523,027
Dividends reinvested	338,218	129,826
Cost of shares redeemed	(1,474,554)	(1,070,520)

Total Class A Shares	1,819,488	1,582,333

Class C Shares
Proceeds from shares issued	73,630	182,838
Dividends reinvested	18,191	5,272
Cost of shares redeemed	(51,133)	(44,347)

Total Class C Shares	40,688	143,763

Class R1 Shares
Proceeds from shares issued	1,550,417	2,945,767
Dividends reinvested	262,391	85,718
Cost of shares redeemed	(902,105)	(1,047,413)

Total Class R1 Shares	910,703	1,984,072

2012 Annual Report	95

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$11,261,667	$11,045,142
Dividends reinvested	1,378,528	475,676
Cost of shares redeemed	(3,254,113)	(2,443,496)

Total Class R2 Shares	9,386,082	9,077,322

Institutional Service Class Shares
Proceeds from shares issued	6,389,361	6,291,288
Dividends reinvested	569,376	194,684
Cost of shares redeemed	(1,384,715)	(1,496,230)

Total Institutional Service Class Shares	5,574,022	4,989,742

Institutional Class Shares
Proceeds from shares issued	3,667,972	3,343,809
Dividends reinvested	329,948	114,110
Cost of shares redeemed	(2,024,278)	(720,589)

Total Institutional Class Shares	1,973,642	2,737,330

Change in net assets from capital transactions	$19,704,625	$20,514,562

SHARE TRANSACTIONS:
Class A Shares
Issued	349,974	288,305
Reinvested	42,363	14,993
Redeemed	(173,574)	(122,773)

Total Class A Shares	218,763	180,525

Class C Shares
Issued	8,709	21,229
Reinvested	2,295	608
Redeemed	(6,129)	(4,848)

Total Class C Shares	4,875	16,989

Class R1 Shares
Issued	183,540	334,700
Reinvested	33,142	9,919
Redeemed	(106,784)	(118,340)

Total Class R1 Shares	109,898	226,279

Class R2 Shares
Issued	1,324,795	1,271,607
Reinvested	173,597	55,080
Redeemed	(385,600)	(273,223)

Total Class R2 Shares	1,112,792	1,053,464

Institutional Service Class Shares
Issued	747,408	718,735
Reinvested	70,737	22,452
Redeemed	(160,415)	(173,003)

Total Institutional Service Class Shares	657,730	568,184

96	Annual Report 2012

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	429,579	390,203
Reinvested	40,889	13,164
Redeemed	(244,220)	(84,669)

Total Institutional Class Shares	226,248	318,698

Total change in shares	2,330,306	2,364,139

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	97

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$8.42	0.08	0.67	0.75	(0.10)	(0.25)	(0.35)	$8.82	9.35%		$9,796,546	0.66%	0.97%	0.66%	18.76%
Year Ended October 31, 2011 (d)	$8.33	0.13	0.13	0.26	(0.14)	(0.03)	(0.17)	$8.42	3.06%		$7,503,499	0.83%	1.47%	0.83%	24.59%
Year Ended October 31, 2010 (d)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%		$5,923,289	0.84%	0.91%	0.84%	10.38%
Year Ended October 31, 2009 (d)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%		$2,018,572	0.83%	1.37%	0.83%	16.68%
Year Ended October 31, 2008 (d)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%	)	$717,177	0.62%	1.72%	0.72%	23.61%

Class C Shares
Year Ended October 31, 2012 (d)	$8.41	0.04	0.67	0.71	(0.05)	(0.25)	(0.30)	$8.82	8.96%		$543,944	1.17%	0.51%	1.17%	18.76%
Year Ended October 31, 2011 (d)	$8.33	0.08	0.13	0.21	(0.10)	(0.03)	(0.13)	$8.41	2.48%		$477,951	1.33%	0.91%	1.33%	24.59%
Year Ended October 31, 2010 (d)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%		$331,870	1.33%	0.88%	1.33%	10.38%
Year Ended October 31, 2009 (d)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%		$192,720	1.33%	1.08%	1.33%	16.68%
Year Ended October 31, 2008 (d)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	(38.99%	)	$135,913	1.33%	0.81%	1.37%	23.61%

Class R1 Shares
Year Ended October 31, 2012 (d)	$8.39	0.05	0.66	0.71	(0.06)	(0.25)	(0.31)	$8.79	8.95%		$7,912,866	1.07%	0.59%	1.07%	18.76%
Year Ended October 31, 2011 (d)	$8.31	0.09	0.13	0.22	(0.11)	(0.03)	(0.14)	$8.39	2.56%		$6,627,067	1.23%	0.99%	1.23%	24.59%
Year Ended October 31, 2010 (d)	$7.28	0.06	1.12	1.18	(0.08)	(0.07)	(0.15)	$8.31	16.51%		$4,682,141	1.23%	0.83%	1.23%	10.38%
Year Ended October 31, 2009 (d)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%		$3,031,797	1.23%	1.06%	1.23%	16.68%
Year Ended October 31, 2008 (d)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%	)	$530,691	1.20%	1.47%	1.23%	23.61%

Class R2 Shares
Year Ended October 31, 2012 (d)	$8.39	0.06	0.67	0.73	(0.08)	(0.25)	(0.33)	$8.79	9.13%		$45,158,577	0.91%	0.72%	0.91%	18.76%
Year Ended October 31, 2011 (d)	$8.31	0.10	0.13	0.23	(0.12)	(0.03)	(0.15)	$8.39	2.71%		$33,748,270	1.08%	1.18%	1.08%	24.59%
Year Ended October 31, 2010 (d)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%		$24,661,000	1.08%	0.95%	1.08%	10.38%
Year Ended October 31, 2009 (d)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%		$14,091,812	1.08%	1.17%	1.08%	16.68%
Year Ended October 31, 2008 (d)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%	)	$4,140,142	1.02%	1.09%	1.11%	23.61%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$8.44	0.10	0.68	0.78	(0.12)	(0.25)	(0.37)	$8.85	9.72%		$18,183,863	0.41%	1.21%	0.41%	18.76%
Year Ended October 31, 2011 (d)	$8.36	0.14	0.13	0.27	(0.16)	(0.03)	(0.19)	$8.44	3.19%		$11,787,766	0.58%	1.61%	0.58%	24.59%
Year Ended October 31, 2010 (d)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%		$6,918,721	0.59%	1.41%	0.59%	10.38%
Year Ended October 31, 2009 (d)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%		$2,928,077	0.58%	1.61%	0.58%	16.68%
Year Ended October 31, 2008 (d)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%	)	$525,479	0.58%	1.66%	0.61%	23.61%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$8.46	0.12	0.68	0.80	(0.14)	(0.25)	(0.39)	$8.87	9.96%		$8,926,276	0.16%	1.45%	0.16%	18.76%
Year Ended October 31, 2011 (d)	$8.37	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$8.46	3.54%		$6,597,063	0.33%	1.87%	0.33%	24.59%
Year Ended October 31, 2010 (d)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%		$3,860,495	0.34%	1.79%	0.34%	10.38%
Year Ended October 31, 2009 (d)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%		$2,510,153	0.33%	1.89%	0.33%	16.68%
Year Ended October 31, 2008 (d)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%	)	$962,281	0.33%	1.88%	0.45%	23.61%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

98	Annual Report 2012

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2045 Fund (Class R2) returned 9.08% versus 10.48% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 107 funds as of October 31, 2012) was 10.11% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 32% and 28%, respectively), which gained 14.96% and 5.93%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Five of the 10 sectors within the Nationwide International Index Fund’s benchmark, the MSCI EAFE®

Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and consumer staples.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Bond Index Fund (with target allocations of 1% and 1%, respectively), which returned 2.82% and 5.15%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, by 43 basis points during the reporting period.

None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and financial bonds.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Annual Report	99

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	9.29%	9.74%	(1.54)%	0.17%
	w/SC2	3.00%	7.61%	(2.70)%	(0.97)%
Class C	w/o SC1	8.78%	9.15%	(2.05)%	(0.34)%
	w/SC3	7.78%	9.15%	(2.05)%	(0.34)%
Class R1[4]		8.91%	9.25%	(1.98)%	(0.28)%
Class R2[4]		9.08%	9.45%	(1.78)%	(0.08)%
Institutional Service Class[4]		9.57%	10.00%	(1.35)%	0.35%
Institutional Class[4]		9.78%	10.23%	(1.09)%	0.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

100	Annual Report 2012

Fund Performance (Continued)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2045 Fund, the Morningstar Lifetime Moderate 2045 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Annual Report	101

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period October 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2045 Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,016.50	3.24	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual		1,000.00	1,013.80	5.72	1.13
	Hypothetical	[c]	1,000.00	1,019.46	5.74	1.13
Class R1 Shares	Actual		1,000.00	1,013.60	5.26	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,016.10	4.51	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,017.30	1.98	0.39
	Hypothetical	[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual		1,000.00	1,018.90	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

102	Annual Report 2012

Portfolio Summary	Nationwide Destination 2045 Fund

October 31, 2012

Asset Allocation †
Equity Funds	87.8%
Alternative Assets	10.2%
Fixed Income Funds	2.1%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	31.8%
Nationwide International Index Fund, Institutional Class	28.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Small Cap Index Fund, Institutional Class	13.8%
Nationwide Alternatives Allocation Fund, Institutional Class	10.2%
Nationwide Bond Index Fund, Institutional Class	1.0%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	103

Statement of Investments

October 31, 2012

Nationwide Destination 2045 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 10.2%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	512,708	$5,009,162

Total Alternative Assets (cost $4,943,397)		5,009,162

Equity Funds 87.8%
Nationwide International Index Fund, Institutional Class (a)	2,008,484	13,878,625
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	460,746	6,855,898
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,326,995	15,645,275
Nationwide Small Cap Index Fund, Institutional Class (a)	556,069	6,772,917

Total Equity Funds (cost $39,544,079)		43,152,715

Fixed Income Fund 1.1%
Nationwide Bond Index Fund, Institutional Class (a)	42,783	509,123

Total Fixed Income Fund (cost $501,832)		509,123

Total Mutual Funds (cost $44,989,308)		48,671,000

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	4,759	$503,502

Total Exchange Traded Fund (cost $500,704)		503,502

Total Investments (cost $45,490,012) (b) — 100.1%		49,174,502

Liabilities in excess of other assets — (0.1)%		(25,682)

NET ASSETS — 100.0%		$49,148,820

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

104	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $44,989,308)	$48,671,000
Investments in non-affiliates, at value (cost $500,704)	503,502

Total Investments	49,174,502

Cash	69
Receivable for capital shares issued	270,884

Total Assets	49,445,455

Liabilities:
Payable for investments purchased	267,294
Payable for capital shares redeemed	996
Accrued expenses and other payables:
Investment advisory fees	5,381
Distribution fees	15,051
Administrative servicing fees	7,644
Trustee fees (Note 3)	137
Professional fees (Note 3)	132

Total Liabilities	296,635

Net Assets	$49,148,820

Represented by:
Capital	$44,889,259
Accumulated net realized gains from affiliated and non-affiliated investments	575,071
Net unrealized appreciation/(depreciation) from investments in affiliates	3,681,692
Net unrealized appreciation/(depreciation) from investments in non-affiliates	2,798

Net Assets	$49,148,820

Net Assets:
Class A Shares	$6,718,030
Class C Shares	1,100,900
Class R1 Shares	1,730,793
Class R2 Shares	27,832,812
Institutional Service Class Shares	6,558,488
Institutional Class Shares	5,207,797

Total	$49,148,820

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	774,709
Class C Shares	127,512
Class R1 Shares	200,729
Class R2 Shares	3,226,485
Institutional Service Class Shares	757,160
Institutional Class Shares	598,288

Total	5,684,883

2012 Annual Report	105

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.67
Class C Shares (a)	$8.63
Class R1 Shares	$8.62
Class R2 Shares	$8.63
Institutional Service Class Shares	$8.66
Institutional Class Shares	$8.70
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.20

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

106	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$661,170
Dividend income from non-affiliates	4,646
Other income from non-affiliates	20

Total Income	665,836

EXPENSES:
Investment advisory fees	65,392
Distribution fees Class A	14,386
Distribution fees Class C	7,983
Distribution fees Class R1	9,889
Distribution fees Class R2	119,700
Administrative servicing fees Class A	14,386
Administrative servicing fees Class R1	3,803
Administrative servicing fees Class R2	59,850
Administrative servicing fees Institutional Service Class	13,059
Professional fees (Note 3)	484
Trustee fees (Note 3)	1,680

Total Expenses	310,612

NET INVESTMENT INCOME	355,224

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	576,214
Net realized gains from investment transactions with affiliates	1,038,420
Net realized losses from investment transactions with non-affiliates	(269)

Net realized gains from affiliated and non-affiliated investments	1,614,365

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,667,520
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,798

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,670,318

Net realized/unrealized gains from affiliated and non-affiliated investments	3,284,683

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,639,907

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	107

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$355,224	$370,020
Net realized gains from affiliated and non-affiliated investments	1,614,365	1,681,615
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,670,318	(1,645,475)

Change in net assets resulting from operations	3,639,907	406,160

Distributions to Shareholders From:
Net investment income:
Class A	(60,504)	(62,989)
Class C	(3,301)	(1,454)
Class R1	(10,066)	(8,737)
Class R2	(197,753)	(204,123)
Institutional Service Class	(67,873)	(54,509)
Institutional Class	(64,201)	(60,382)
Net realized gains:
Class A	(191,426)	(38,065)
Class C	(9,172)	(1,247)
Class R1	(51,586)	(6,167)
Class R2	(802,169)	(146,364)
Institutional Service Class	(159,943)	(27,187)
Institutional Class	(138,540)	(31,049)

Change in net assets from shareholder distributions	(1,756,534)	(642,273)

Change in net assets from capital transactions	13,576,044	11,911,285

Change in net assets	15,459,417	11,675,172

Net Assets:
Beginning of year	33,689,403	22,014,231

End of year	$49,148,820	$33,689,403

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,878,254	$2,027,888
Dividends reinvested	251,930	101,054
Cost of shares redeemed	(508,728)	(654,164)

Total Class A Shares	1,621,456	1,474,778

Class C Shares
Proceeds from shares issued	870,363	93,326
Dividends reinvested	12,473	2,701
Cost of shares redeemed	(36,962)	(936)

Total Class C Shares	845,874	95,091

Class R1 Shares
Proceeds from shares issued	451,111	1,172,289
Dividends reinvested	61,652	14,904
Cost of shares redeemed	(167,095)	(237,985)

Total Class R1 Shares	345,668	949,208

108	Annual Report 2012

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,805,504	$7,524,901
Dividends reinvested	999,922	350,487
Cost of shares redeemed	(2,034,089)	(730,187)

Total Class R2 Shares	6,771,337	7,145,201

Institutional Service Class Shares
Proceeds from shares issued	2,890,110	2,099,421
Dividends reinvested	227,816	81,696
Cost of shares redeemed	(737,426)	(610,815)

Total Institutional Service Class Shares	2,380,500	1,570,302

Institutional Class Shares
Proceeds from shares issued	2,819,400	2,288,262
Dividends reinvested	202,741	91,431
Cost of shares redeemed	(1,410,932)	(1,702,988)

Total Institutional Class Shares	1,611,209	676,705

Change in net assets from capital transactions	$13,576,044	$11,911,285

SHARE TRANSACTIONS:
Class A Shares
Issued	225,349	233,698
Reinvested	32,129	11,756
Redeemed	(60,804)	(76,574)

Total Class A Shares	196,674	168,880

Class C Shares
Issued	105,260	10,593
Reinvested	1,591	314
Redeemed	(4,245)	(116)

Total Class C Shares	102,606	10,791

Class R1 Shares
Issued	54,105	133,788
Reinvested	7,944	1,742
Redeemed	(19,763)	(27,178)

Total Class R1 Shares	42,286	108,352

Class R2 Shares
Issued	934,071	874,832
Reinvested	128,547	40,958
Redeemed	(244,215)	(85,462)

Total Class R2 Shares	818,403	830,328

Institutional Service Class Shares
Issued	347,088	242,553
Reinvested	28,967	9,525
Redeemed	(87,660)	(70,409)

Total Institutional Service Class Shares	288,395	181,669

2012 Annual Report	109

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	336,764	271,270
Reinvested	25,655	10,629
Redeemed	(172,973)	(189,235)

Total Institutional Class Shares	189,446	92,664

Total change in shares	1,637,810	1,392,684

The accompanying notes are an integral part of these financial statements.

110	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012(d)	$8.35	0.08	0.65	0.73	(0.09)	(0.32)	(0.41)	$8.67	9.29%		$6,718,030	0.66%	0.95%	0.66%	20.41%
Year Ended October 31, 2011(d)	$8.31	0.12	0.15	0.27	(0.14)	(0.09)	(0.23)	$8.35	3.13%		$4,825,583	0.83%	1.39%	0.83%	29.14%
Year Ended October 31, 2010(d)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%		$3,401,758	0.83%	0.84%	0.83%	14.72%
Year Ended October 31, 2009(d)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%		$910,313	0.83%	1.46%	0.83%	18.95%
Year Ended October 31, 2008(d)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%	)	$306,286	0.76%	1.64%	0.83%	19.55%

Class C Shares
Year Ended October 31, 2012(d)	$8.32	0.02	0.67	0.69	(0.06)	(0.32)	(0.38)	$8.63	8.78%		$1,100,900	1.14%	0.26%	1.14%	20.41%
Year Ended October 31, 2011(d)	$8.29	0.06	0.16	0.22	(0.10)	(0.09)	(0.19)	$8.32	2.56%		$207,219	1.33%	0.69%	1.33%	29.14%
Year Ended October 31, 2010(d)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%		$117,043	1.33%	0.74%	1.33%	14.72%
Year Ended October 31, 2009(d)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%		$61,835	1.33%	0.63%	1.33%	18.95%
Year Ended October 31, 2008(d)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%	)	$4,982	1.34%	1.35%	1.40%	19.55%

Class R1 Shares
Year Ended October 31, 2012(d)	$8.30	0.04	0.66	0.70	(0.06)	(0.32)	(0.38)	$8.62	8.91%		$1,730,793	1.06%	0.53%	1.06%	20.41%
Year Ended October 31, 2011(d)	$8.28	0.05	0.17	0.22	(0.11)	(0.09)	(0.20)	$8.30	2.60%		$1,315,650	1.23%	0.62%	1.23%	29.14%
Year Ended October 31, 2010(d)	$7.24	0.05	1.15	1.20	(0.09)	(0.07)	(0.16)	$8.28	16.70%		$414,749	1.23%	0.60%	1.23%	14.72%
Year Ended October 31, 2009(d)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%		$112,869	1.23%	1.27%	1.23%	18.95%
Year Ended October 31, 2008(d)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%	)	$58,896	1.14%	0.63%	1.18%	19.55%

Class R2 Shares
Year Ended October 31, 2012(d)	$8.31	0.06	0.65	0.71	(0.07)	(0.32)	(0.39)	$8.63	9.08%		$27,832,812	0.91%	0.70%	0.91%	20.41%
Year Ended October 31, 2011(d)	$8.28	0.10	0.14	0.24	(0.12)	(0.09)	(0.21)	$8.31	2.78%		$20,007,152	1.08%	1.12%	1.08%	29.14%
Year Ended October 31, 2010(d)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%		$13,059,574	1.09%	0.95%	1.09%	14.72%
Year Ended October 31, 2009(d)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%		$7,333,974	1.08%	1.14%	1.08%	18.95%
Year Ended October 31, 2008(d)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%	)	$1,821,560	0.95%	1.32%	1.04%	19.55%

Institutional Service Class Shares
Year Ended October 31, 2012(d)	$8.34	0.10	0.65	0.75	(0.11)	(0.32)	(0.43)	$8.66	9.57%		$6,558,488	0.41%	1.20%	0.41%	20.41%
Year Ended October 31, 2011(d)	$8.31	0.14	0.14	0.28	(0.16)	(0.09)	(0.25)	$8.34	3.27%		$3,909,223	0.57%	1.58%	0.57%	29.14%
Year Ended October 31, 2010(d)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%		$2,384,465	0.58%	1.45%	0.58%	14.72%
Year Ended October 31, 2009(d)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%		$851,684	0.58%	1.63%	0.58%	18.95%
Year Ended October 31, 2008(d)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%	)	$147,351	0.59%	1.96%	0.60%	19.55%

Institutional Class Shares
Year Ended October 31, 2012(d)	$8.38	0.12	0.65	0.77	(0.13)	(0.32)	(0.45)	$8.70	9.78%		$5,207,797	0.16%	1.38%	0.16%	20.41%
Year Ended October 31, 2011(d)	$8.34	0.18	0.13	0.31	(0.18)	(0.09)	(0.27)	$8.38	3.61%		$3,424,576	0.33%	2.07%	0.33%	29.14%
Year Ended October 31, 2010(d)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%		$2,636,642	0.34%	1.77%	0.34%	14.72%
Year Ended October 31, 2009(d)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%		$1,573,211	0.33%	1.98%	0.33%	18.95%
Year Ended October 31, 2008(d)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%	)	$717,165	0.33%	1.88%	0.46%	19.55%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	111

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2050 Fund (Class R2) returned 8.80% versus 10.34% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 220 funds as of October 31, 2012) was 10.17% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 31% and 28%, respectively), which gained 14.96% and 5.93%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Five of the 10 sectors within the Nationwide International Index Fund’s benchmark, the MSCI EAFE® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and consumer staples.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Alternatives Allocation Fund (with target allocations of 1% and 12%, respectively), which returned 2.82% and 2.61%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, by 43 basis points during the reporting period.

The commodities portion of the Nationwide Alternatives Allocation Fund (with a target allocation of 17%) was the largest detractor from overall Fund returns as it declined 5.52% during the reporting period. Significantly lower demand for natural gas due to the relatively mild 2011-2012 winter in many parts of the United States caused natural gas to be the leading detractor within the commodities portion of the Nationwide Alternatives Allocation Fund.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

112	Annual Report 2012

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	9.13%	9.55%	(1.48)%	0.27%
	w/SC2	2.89%	7.43%	(2.63)%	(0.87)%
Class C	w/o SC1	8.57%	8.98%	(2.08)%	(0.35)%
	w/SC3	7.57%	8.98%	(2.08)%	(0.35)%
Class R1[4]		8.78%	9.11%	(1.95)%	(0.21)%
Class R2[4]		8.80%	9.26%	(1.82)%	(0.07)%
Institutional Service Class[4]		9.40%	9.81%	(1.33)%	0.42%
Institutional Class[4]		9.64%	10.08%	(1.09)%	0.68%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	113

Fund Performance (Continued)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 of the Nationwide Destination 2050 Fund, the Morningstar Lifetime Moderate 2050 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

114	Annual Report 2012

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2050 Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,015.30	3.24	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual		1,000.00	1,013.10	5.77	1.14
	Hypothetical	[c]	1,000.00	1,019.41	5.79	1.14
Class R1 Shares	Actual		1,000.00	1,013.90	5.26	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,013.70	4.50	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,017.10	1.98	0.39
	Hypothetical	[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual		1,000.00	1,017.70	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	115

Portfolio Summary October 31, 2012	Nationwide Destination 2050 Fund

Asset Allocation †
Equity Funds	86.8%
Alternative Assets	12.2%
Fixed Income Fund	1.1%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	30.8%
Nationwide International Index Fund, Institutional Class	28.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Small Cap Index Fund, Institutional Class	13.8%
Nationwide Alternatives Allocation Fund, Institutional Class	12.2%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

116	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Destination 2050 Fund

Mutual Funds 99.0%

	Shares	Market Value

Alternative Assets 12.2%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	651,469	$6,364,850

Total Alternative Assets (cost $6,347,236)		6,364,850

Equity Funds 86.8%
Nationwide International Index Fund, Institutional Class (a)	2,126,539	14,694,385
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	487,787	7,258,267
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,361,083	16,047,163
Nationwide Small Cap Index Fund, Institutional Class (a)	588,688	7,170,214

Total Equity Funds (cost $39,912,552)		45,170,029

Total Mutual Funds (cost $46,259,788)		51,534,879

Exchange Traded Fund 1.1%

	Shares	Market Value

Fixed Income Fund 1.1%
iShares Barclays 1-3 Year Credit Bond Fund	5,049	$534,184

Total Exchange Traded Fund (cost $531,269)		534,184

Total Investments (cost $46,791,057) (b) — 100.1%		52,069,063

Liabilities in excess of other assets — (0.1)%		(26,719)

NET ASSETS — 100.0%		$52,042,344

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	117

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $46,259,788)	$51,534,879
Investments in non-affiliates, at value (cost $531,269)	534,184

Total Investments	52,069,063

Cash	996
Receivable for capital shares issued	195,681

Total Assets	52,265,740

Liabilities:
Payable for investments purchased	177,069
Payable for capital shares redeemed	17,358
Accrued expenses and other payables:
Investment advisory fees	5,719
Distribution fees	13,639
Administrative servicing fees	9,311
Trustee fees (Note 3)	146
Professional fees (Note 3)	154

Total Liabilities	223,396

Net Assets	$52,042,344

Represented by:
Capital	$45,292,297
Accumulated net realized gains from affiliated and non-affiliated investments	1,472,041
Net unrealized appreciation/(depreciation) from investments in affiliates	5,275,091
Net unrealized appreciation/(depreciation) from investments in non-affiliates	2,915

Net Assets	$52,042,344

Net Assets:
Class A Shares	$17,170,605
Class C Shares	144,937
Class R1 Shares	1,379,988
Class R2 Shares	21,595,396
Institutional Service Class Shares	7,742,113
Institutional Class Shares	4,009,305

Total	$52,042,344

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,041,813
Class C Shares	17,361
Class R1 Shares	164,927
Class R2 Shares	2,585,608
Institutional Service Class Shares	920,279
Institutional Class Shares	475,605

Total	6,205,593

118	Annual Report 2012

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.41
Class C Shares (a)	$8.35
Class R1 Shares	$8.37
Class R2 Shares	$8.35
Institutional Service Class Shares	$8.41
Institutional Class Shares	$8.43
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.92

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	119

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$729,472
Dividend income from non-affiliates	5,146

Total Income	734,618

EXPENSES:
Investment advisory fees	74,137
Distribution fees Class A	40,639
Distribution fees Class C	1,291
Distribution fees Class R1	8,653
Distribution fees Class R2	95,849
Administrative servicing fees Class A	40,639
Administrative servicing fees Class R1	3,328
Administrative servicing fees Class R2	47,924
Administrative servicing fees Institutional Service Class	16,419
Professional fees (Note 3)	563
Trustee fees (Note 3)	1,875

Total Expenses	331,317

NET INVESTMENT INCOME	403,301

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	678,709
Net realized gains from investment transactions with affiliates	1,781,929
Net realized losses from investment transactions with non-affiliates	(345)

Net realized gains from affiliated and non-affiliated investments	2,460,293

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,138,338
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,915

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,141,253

Net realized/unrealized gains from affiliated and non-affiliated investments	3,601,546

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,004,847

The accompanying notes are an integral part of these financial statements.

120	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$403,301	$507,393
Net realized gains from affiliated and non-affiliated investments	2,460,293	2,570,299
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,141,253	(2,523,970)

Change in net assets resulting from operations	4,004,847	553,722

Distributions to Shareholders From:
Net investment income:
Class A	(167,282)	(229,459)
Class C	(798)	(389)
Class R1	(8,795)	(9,932)
Class R2	(153,017)	(175,911)
Institutional Service Class	(81,883)	(84,338)
Institutional Class	(45,375)	(34,434)
Net realized gains:
Class A	(820,455)	(352,070)
Class C	(6,749)	(784)
Class R1	(62,797)	(18,182)
Class R2	(939,230)	(302,367)
Institutional Service Class	(314,876)	(104,728)
Institutional Class	(133,418)	(34,468)

Change in net assets from shareholder distributions	(2,734,675)	(1,347,062)

Change in net assets from capital transactions	9,573,144	11,423,098

Change in net assets	10,843,316	10,629,758

Net Assets:
Beginning of year	41,199,028	30,569,270

End of year	$52,042,344	$41,199,028

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,761,476	$3,005,708
Dividends reinvested	987,737	581,502
Cost of shares redeemed	(2,085,677)	(1,808,519)

Total Class A Shares	1,663,536	1,778,691

Class C Shares
Proceeds from shares issued	41,577	100,606
Dividends reinvested	7,547	1,173
Cost of shares redeemed	(26,814)	(10,481)

Total Class C Shares	22,310	91,298

Class R1 Shares
Proceeds from shares issued	566,715	853,076
Dividends reinvested	71,592	28,114
Cost of shares redeemed	(383,851)	(245,787)

Total Class R1 Shares	254,456	635,403

2012 Annual Report	121

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,214,249	$6,567,351
Dividends reinvested	1,092,247	478,278
Cost of shares redeemed	(2,881,603)	(922,533)

Total Class R2 Shares	4,424,893	6,123,096

Institutional Service Class Shares
Proceeds from shares issued	2,812,596	4,349,591
Dividends reinvested	396,759	189,065
Cost of shares redeemed	(1,325,648)	(3,096,465)

Total Institutional Service Class Shares	1,883,707	1,442,191

Institutional Class Shares
Proceeds from shares issued	2,101,908	1,518,277
Dividends reinvested	178,793	68,902
Cost of shares redeemed	(956,459)	(234,760)

Total Institutional Class Shares	1,324,242	1,352,419

Change in net assets from capital transactions	$9,573,144	$11,423,098

SHARE TRANSACTIONS:
Class A Shares
Issued	340,572	349,372
Reinvested	130,409	68,253
Redeemed	(255,220)	(211,602)

Total Class A Shares	215,761	206,023

Class C Shares
Issued	5,074	12,739
Reinvested	1,006	138
Redeemed	(3,252)	(1,171)

Total Class C Shares	2,828	11,706

Class R1 Shares
Issued	69,970	98,381
Reinvested	9,516	3,311
Redeemed	(45,909)	(29,919)

Total Class R1 Shares	33,577	71,773

Class R2 Shares
Issued	766,603	769,182
Reinvested	145,247	56,473
Redeemed	(362,076)	(107,350)

Total Class R2 Shares	549,774	718,305

Institutional Service Class Shares
Issued	346,054	508,128
Reinvested	52,249	22,207
Redeemed	(164,406)	(360,727)

Total Institutional Service Class Shares	233,897	169,608

122	Annual Report 2012

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	257,483	180,680
Reinvested	23,404	8,103
Redeemed	(118,602)	(27,401)

Total Institutional Class Shares	162,285	161,382

Total change in shares	1,198,122	1,338,797

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	123

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$8.25	0.07	0.62	0.69	(0.09)	(0.44)	(0.53)	$8.41	9.13%		$17,170,605	0.67%	0.92%	0.67%	22.16%
Year Ended October 31, 2011 (d)	$8.35	0.13	0.12	0.25	(0.14)	(0.21)	(0.35)	$8.25	2.87%		$15,061,292	0.83%	1.49%	0.83%	28.78%
Year Ended October 31, 2010 (d)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%		$13,525,000	0.83%	1.27%	0.83%	16.40%
Year Ended October 31, 2009 (d)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%		$10,334,866	0.83%	1.19%	0.83%	21.10%
Year Ended October 31, 2008 (d)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%	)	$200,917	0.59%	1.55%	0.70%	34.38%

Class C Shares
Year Ended October 31, 2012 (d)	$8.20	0.04	0.60	0.64	(0.05)	(0.44)	(0.49)	$8.35	8.57%		$144,937	1.17%	0.46%	1.17%	22.16%
Year Ended October 31, 2011 (d)	$8.31	0.04	0.17	0.21	(0.11)	(0.21)	(0.32)	$8.20	2.40%		$119,107	1.32%	0.53%	1.32%	28.78%
Year Ended October 31, 2010 (d)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%		$23,491	1.34%	0.78%	1.34%	16.40%
Year Ended October 31, 2009 (d)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%		$9,006	1.33%	1.23%	1.33%	21.10%
Year Ended October 31, 2008 (d)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%	)	$6,734	1.34%	0.65%	1.43%	34.38%

Class R1 Shares
Year Ended October 31, 2012 (d)	$8.21	0.04	0.62	0.66	(0.06)	(0.44)	(0.50)	$8.37	8.78%		$1,379,988	1.06%	0.53%	1.06%	22.16%
Year Ended October 31, 2011 (d)	$8.32	0.08	0.13	0.21	(0.11)	(0.21)	(0.32)	$8.21	2.46%		$1,078,724	1.23%	0.91%	1.23%	28.78%
Year Ended October 31, 2010 (d)	$7.25	0.08	1.11	1.19	(0.08)	(0.04)	(0.12)	$8.32	16.54%		$495,914	1.23%	0.98%	1.23%	16.40%
Year Ended October 31, 2009 (d)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%		$377,829	1.23%	1.49%	1.23%	21.10%
Year Ended October 31, 2008 (d)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%	)	$314,774	1.24%	0.72%	1.27%	34.38%

Class R2 Shares
Year Ended October 31, 2012 (d)	$8.20	0.05	0.61	0.66	(0.07)	(0.44)	(0.51)	$8.35	8.80%		$21,595,396	0.91%	0.67%	0.91%	22.16%
Year Ended October 31, 2011 (d)	$8.30	0.09	0.14	0.23	(0.12)	(0.21)	(0.33)	$8.20	2.68%		$16,686,950	1.08%	1.11%	1.08%	28.78%
Year Ended October 31, 2010 (d)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%		$10,938,108	1.09%	0.93%	1.09%	16.40%
Year Ended October 31, 2009 (d)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%		$5,612,611	1.08%	1.29%	1.08%	21.10%
Year Ended October 31, 2008 (d)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%	)	$1,810,597	1.03%	1.02%	1.11%	34.38%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$8.25	0.09	0.62	0.71	(0.11)	(0.44)	(0.55)	$8.41	9.40%		$7,742,113	0.41%	1.14%	0.41%	22.16%
Year Ended October 31, 2011 (d)	$8.35	0.13	0.14	0.27	(0.16)	(0.21)	(0.37)	$8.25	3.13%		$5,663,266	0.58%	1.57%	0.58%	28.78%
Year Ended October 31, 2010 (d)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%		$4,315,631	0.59%	1.40%	0.59%	16.40%
Year Ended October 31, 2009 (d)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%		$2,313,686	0.58%	1.50%	0.58%	21.10%
Year Ended October 31, 2008 (d)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%	)	$337,395	0.60%	1.47%	0.65%	34.38%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$8.27	0.11	0.62	0.73	(0.13)	(0.44)	(0.57)	$8.43	9.64%		$4,009,305	0.16%	1.35%	0.16%	22.16%
Year Ended October 31, 2011 (d)	$8.37	0.15	0.14	0.29	(0.18)	(0.21)	(0.39)	$8.27	3.38%		$2,589,689	0.33%	1.76%	0.33%	28.78%
Year Ended October 31, 2010 (d)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%		$1,271,126	0.33%	2.22%	0.33%	16.40%
Year Ended October 31, 2009 (d)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%		$1,748,097	0.33%	2.15%	0.33%	21.10%
Year Ended October 31, 2008 (d)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%	)	$718,228	0.33%	1.93%	0.46%	34.38%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral port of these financial statements.

124	Annual Report 2012

Nationwide Destination 2055 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Destination 2055 Fund (Institutional Class) returned 9.60% versus 10.18% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 220 funds as of October 31, 2012) was 10.17% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 15%, respectively), which gained 14.96% and 11.79%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

Nine of the 10 sectors within the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, industrials and consumer discretionary.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Alternatives Allocation Fund (with target allocations of 1% and 12%, respectively), which returned 2.82% and 2.61%, respectively.

Returns in the credit sector, primarily U.S. corporate bonds, were minimally hindered by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, by 43 basis points during the reporting period.

The commodities portion of the Nationwide Alternatives Allocation Fund (with a target allocation of 17%) was the largest detractor from overall Fund returns as it declined 5.52% during the reporting period. Significantly lower demand for natural gas due to the relatively mild 2011–2012 winter in many parts of the United States caused natural gas to be the leading detractor within the commodities portion of the Nationwide Alternatives Allocation Fund.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Annual Report	125

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	Inception[5]
Class A	w/o SC1	9.20%	3.54%
	w/SC2	2.93%	0.26%
Class C	w/o SC1	8.55%	2.86%
	w/SC3	7.55%	2.86%
Class R1[4]		8.73%	3.10%
Class R2[4]		8.85%	3.20%
Institutional Service Class[4]		9.50%	3.80%
Institutional Class[4]		9.60%	3.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of December 28, 2010.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

126	Annual Report 2012

Fund Performance (Continued)	Nationwide Destination 2055 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the Nationwide Retirement Income Fund, the Morningstar Lifetime Moderate 2055 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology. Information shown is for the period January 1, 2011 through October 31,2011.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households. Information shown is for the period January 1, 2011 through October 31,2011.

2012 Annual Report	127

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Destination 2055 Fund		Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual	1,000.00	1,015.40	2.84	0.56
	Hypothetical[c]	1,000.00	1,022.32	2.85	0.56
Class C Shares	Actual	1,000.00	1,012.20	5.72	1.13
	Hypothetical[c]	1,000.00	1,019.46	5.74	1.13
Class R1 Shares	Actual	1,000.00	1,012.70	5.26	1.04
	Hypothetical[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual	1,000.00	1,014.10	4.46	0.88
	Hypothetical[c]	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	1,000.00	1,016.80	1.67	0.33
	Hypothetical[c]	1,000.00	1,023.48	1.68	0.33
Institutional Class Shares	Actual	1,000.00	1,017.50	0.66	0.13
	Hypothetical[c]	1,000.00	1,024.48	0.66	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

128	Annual Report 2012

Portfolio Summary October 31, 2012	Nationwide Destination 2055 Fund

Asset Allocation †
Equity Funds	86.8%
Alternative Assets	12.2%
Fixed Income Fund	1.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	29.8%
Nationwide International Index Fund, Institutional Class	28.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.0%
Nationwide Small Cap Index Fund, Institutional Class	13.8%
Nationwide Alternatives Allocation Fund, Institutional Class	12.2%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	129

Statement of Investments

October 31, 2012

Nationwide Destination 2055 Fund

Mutual Funds 99.0%

	Shares	Market Value

Alternative Assets 12.2%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	55,627	$543,479

Total Alternative Assets (cost $528,080)		543,479

Equity Funds 86.8%
Nationwide International Index Fund, Institutional Class (a)	181,862	1,256,666
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	44,715	665,360
Nationwide S&P 500 Index Fund, Institutional Class (a)	112,581	1,327,333
Nationwide Small Cap Index Fund, Institutional Class (a)	50,386	613,707

Total Equity Funds (cost $3,672,375)		3,863,066

Total Mutual Funds (cost $4,200,455)		4,406,545

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	429	$45,388

Total Exchange Traded Fund (cost $45,137)		45,388

Total Investments (cost $4,245,592) (b) — 100.0%		4,451,933

Liabilities in excess of other assets — 0.0% †		(1,573)

NET ASSETS — 100.0%		$4,450,360

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

130	Annual Report 2012

Statement of Assets and Liabilities

October 31, 2012

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $4,200,455)	$4,406,545
Investments in non-affiliates, at value (cost $45,137)	45,388

Total Investments	4,451,933

Cash	724
Receivable for capital shares issued	39,664

Total Assets	4,492,321

Liabilities:
Payable for investments purchased	39,475
Payable for capital shares redeemed	539
Accrued expenses and other payables:
Investment advisory fees	470
Distribution fees	1,028
Administrative servicing fees	426
Trustee fees (Note 3)	19
Professional fees (Note 3)	4

Total Liabilities	41,961

Net Assets	$4,450,360

Represented by:
Capital	$4,239,440
Accumulated net realized gains from affiliated and non-affiliated investments	4,579
Net unrealized appreciation/(depreciation) from investments in affiliates	206,090
Net unrealized appreciation/(depreciation) from investments in non-affiliates	251

Net Assets	$4,450,360

Net Assets:
Class A Shares	$130,837
Class C Shares	10,530
Class R1 Shares	140,505
Class R2 Shares	2,250,724
Institutional Service Class Shares	250,533
Institutional Class Shares	1,667,231

Total	$4,450,360

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,585
Class C Shares	1,013
Class R1 Shares	13,526
Class R2 Shares	216,911
Institutional Service Class Shares	24,067
Institutional Class Shares	160,098

Total	428,200

2012 Annual Report	131

Statement of Assets and Liabilities (Continued)

October 31, 2012

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.40
Class C Shares (a)	$10.40
Class R1 Shares	$10.39
Class R2 Shares	$10.38
Institutional Service Class Shares	$10.41
Institutional Class Shares	$10.41
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.03

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

132	Annual Report 2012

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$39,669
Dividend income from non-affiliates	319

Total Income	39,988

EXPENSES:
Investment advisory fees	4,091
Distribution fees Class A	166
Distribution fees Class C	101
Distribution fees Class R1	904
Distribution fees Class R2	5,320
Administrative servicing fees Class A	114
Administrative servicing fees Class R1	316
Administrative servicing fees Class R2	2,660
Administrative servicing fees Institutional Service Class	123
Professional fees (Note 3)	29
Trustee fees (Note 3)	118

Total Expenses	13,942

NET INVESTMENT INCOME	26,046

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	27,907
Net realized losses from investment transactions with affiliates	(15,822)
Net realized losses from investment transactions with non-affiliates	(15)

Net realized gains from affiliated and non-affiliated investments	12,070

Net change in unrealized appreciation/(depreciation) from investments in affiliates	239,826
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	251

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	240,077

Net realized/unrealized gains from affiliated and non-affiliated investments	252,147

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$278,193

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	133

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)
Operations:
Net investment income	$26,046	$8,588
Net realized gains from affiliated and non-affiliated investments	12,070	7,680
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	240,077	(33,736)

Change in net assets resulting from operations	278,193	(17,468)

Distributions to Shareholders From:
Net investment income:
Class A	(699)	(88)
Class C	(49)	(13)
Class R1	(1,307)	(59)
Class R2	(7,240)	(688)
Institutional Service Class	(744)	(85)
Institutional Class	(19,359)	(8,428)
Net realized gains:
Class A	(157)	–
Class C	(58)	–
Class R1	(1,081)	–
Class R2	(2,944)	–
Institutional Service Class	(115)	–
Institutional Class	(6,752)	–

Change in net assets from shareholder distributions	(40,505)	(9,361)

Change in net assets from capital transactions	2,663,971	1,575,530

Change in net assets	2,901,659	1,548,701

Net Assets:
Beginning of period	1,548,701	–

End of period	$4,450,360	$1,548,701

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$132,200	$21,942
Dividends reinvested	856	88
Cost of shares redeemed	(29,315)	(21)

Total Class A Shares	103,741	22,009

Class C Shares
Proceeds from shares issued	–	10,000
Dividends reinvested	107	13
Cost of shares redeemed	–	–

Total Class C Shares	107	10,013

Class R1 Shares
Proceeds from shares issued	198,374	19,548
Dividends reinvested	2,388	59
Cost of shares redeemed	(98,274)	(102)

Total Class R1 Shares	102,488	19,505

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

134	Annual Report 2012

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$1,909,902	$415,588
Dividends reinvested	10,184	688
Cost of shares redeemed	(163,643)	(24,983)

Total Class R2 Shares	1,756,443	391,293

Institutional Service Class Shares
Proceeds from shares issued	231,725	17,615
Dividends reinvested	859	85
Cost of shares redeemed	(3,869)	(1)

Total Institutional Service Class Shares	228,715	17,699

Institutional Class Shares
Proceeds from shares issued	532,828	1,156,936
Dividends reinvested	26,111	8,428
Cost of shares redeemed	(86,462)	(50,353)

Total Institutional Class Shares	472,477	1,115,011

Change in net assets from capital transactions	$2,663,971	$1,575,530

SHARE TRANSACTIONS:
Class A Shares
Issued	13,163	2,236
Reinvested	87	9
Redeemed	(2,908)	(2)

Total Class A Shares	10,342	2,243

Class C Shares
Issued	–	1,000
Reinvested	12	1
Redeemed	–	–

Total Class C Shares	12	1,001

Class R1 Shares
Issued	20,817	2,012
Reinvested	255	6
Redeemed	(9,554)	(10)

Total Class R1 Shares	11,518	2,008

Class R2 Shares
Issued	191,536	42,614
Reinvested	1,051	72
Redeemed	(15,764)	(2,598)

Total Class R2 Shares	176,823	40,088

Institutional Service Class Shares
Issued	22,508	1,834
Reinvested	87	9
Redeemed	(371)	–

Total Institutional Service Class Shares	22,224	1,843

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

2012 Annual Report	135

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	53,211	116,957
Reinvested	2,706	853
Redeemed	(8,356)	(5,273)

Total Institutional Class Shares	47,561	112,537

Total change in shares	268,480	159,720

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

136	Annual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2012 (f)	$9.70	0.10	0.78	0.88	(0.12)	(0.06)	(0.18)	$10.40	9.20%		$130,837	0.57%	0.95%		0.57%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.06	(0.29)	(0.23)	(0.07)	–	(0.07)	$9.70	(2.36%	)	$21,750	0.63%	0.68%		0.63%	30.50%

Class C Shares
Year Ended October 31, 2012 (f)	$9.69	0.04	0.78	0.82	(0.05)	(0.06)	(0.11)	$10.40	8.55%		$10,530	1.17%	0.41%		1.17%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	–	(0.30)	(0.30)	(0.01)	–	(0.01)	$9.69	(2.97%	)	$9,703	1.33%	(0.03%	)	1.33%	30.50%

Class R1 Shares
Year Ended October 31, 2012 (f)	$9.69	0.01	0.82	0.83	(0.07)	(0.06)	(0.13)	$10.39	8.73%		$140,505	1.03%	0.07%		1.03%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.03	(0.30)	(0.27)	(0.04)	–	(0.04)	$9.69	(2.71%	)	$19,456	1.00%	0.40%		1.00%	30.50%

Class R2 Shares
Year Ended October 31, 2012 (f)	$9.68	0.05	0.79	0.84	(0.08)	(0.06)	(0.14)	$10.38	8.85%		$2,250,724	0.89%	0.52%		0.89%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.02	(0.28)	(0.26)	(0.06)	–	(0.06)	$9.68	(2.64%	)	$388,081	0.99%	0.26%		0.99%	30.50%

Institutional Service Class Shares
Year Ended October 31, 2012 (f)	$9.70	0.10	0.81	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.50%		$250,533	0.33%	1.02%		0.33%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.06	(0.28)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$17,879	0.33%	0.89%		0.33%	30.50%

Institutional Class Shares
Year Ended October 31, 2012 (f)	$9.70	0.14	0.77	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.60%		$1,667,231	0.16%	1.38%		0.16%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.08	(0.30)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$1,091,832	0.33%	0.97%		0.33%	30.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	137

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended October 31, 2012, the Nationwide Retirement Income Fund (Institutional Service Class) returned 4.02% versus 7.96% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Today Funds (consisting of 141 funds as of October 31, 2012) was 7.05% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Alternatives Allocation Fund (with target allocations of 11% and 38%, respectively), which gained 14.96% and 2.61%, respectively.

All 10 sectors within the S&P 500® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, health care and information technology.

The high-yield bonds portion of the Nationwide Alternatives Allocation Fund (with a target allocation of 14.5%) was the largest contributor to overall Fund returns as it gained 17.99% during the reporting period. The high-yield bonds portion within the

Nationwide Alternatives Allocation Fund beat its benchmark, the Barclays U.S. High-Yield Very Liquid Index. The outperformance was helped by the trading of the most liquid and highest-quality securities in the high-yield investment universe.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Treasury Bond ETF and the Nationwide Money Market Fund (with target allocations of 4.5% and 6%, respectively), which returned 0.30% and 0.00%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Treasury Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Treasury Bond Index, by 12 basis points during the reporting period.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve continues to adhere to a near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

138	Annual Report 2012

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended October 31, 2012)

		1 Yr.	3 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	3.77%	4.58%	2.10%	2.74%
	w/SC2	(2.15)%	2.52%	0.90%	1.57%
Class C	w/o SC1	3.30%	4.07%	1.57%	2.20%
	w/SC3	2.31%	4.07%	1.57%	2.20%
Class R1[4]		3.46%	4.18%	1.70%	2.33%
Class R2[4]		3.58%	4.33%	1.85%	2.49%
Institutional Service Class[4]		4.02%	4.86%	2.34%	2.98%
Institutional Class[4]		4.39%	5.09%	2.58%	3.23%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Service Class	0.68%
Institutional Class	0.43%
*	Current effective prospectus dated February 29, 2012 (as revised June 20, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Annual Report	139

Fund Performance (Continued)	Nationwide Retirement Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Service Class of the Nationwide Retirement Income Fund, the Morningstar Lifetime Moderate Income Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

140	Annual Report 2012

Shareholder Expense Example	Nationwide Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2012) and continued to hold your shares at the end of the reporting period (October 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2012 through October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2012 through October 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2012

Nationwide Retirement Income Fund			Beginning Account Value ($) 05/01/12	Ending Account Value ($) 10/31/12	Expenses Paid During Period ($) 05/01/12 - 10/31/12[a,b]	Expense Ratio During Period (%) 05/01/12 - 10/31/12[a,b]
Class A Shares	Actual		1,000.00	1,019.50	3.25	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64
Class C Shares	Actual		1,000.00	1,016.50	5.78	1.14
	Hypothetical	[c]	1,000.00	1,019.41	5.79	1.14
Class R1 Shares	Actual		1,000.00	1,017.70	5.27	1.04
	Hypothetical	[c]	1,000.00	1,019.91	5.28	1.04
Class R2 Shares	Actual		1,000.00	1,017.30	4.51	0.89
	Hypothetical	[c]	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual		1,000.00	1,020.80	1.98	0.39
	Hypothetical	[c]	1,000.00	1,023.18	1.98	0.39
Institutional Class Shares	Actual		1,000.00	1,022.00	0.71	0.14
	Hypothetical	[c]	1,000.00	1,024.43	0.71	0.14

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2012 through October 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Annual Report	141

Portfolio Summary	Nationwide Retirement Income Fund

October 31, 2012

Asset Allocation †
Fixed Income Funds	41.5%
Alternative Assets	37.9%
Equity Funds	14.6%
Money Market Fund	6.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide Alternatives Allocation Fund, Institutional Class	37.9%
Nationwide Bond Index Fund, Institutional Class	17.3%
Nationwide Inflation-Protected Securities Fund, Institutional Class	15.2%
Nationwide S&P 500 Index Fund, Institutional Class	10.7%
Nationwide Money Market Fund, Institutional Class	6.0%
iShares Barclays 1-3 Year Credit Bond Fund	4.5%
iShares Barclays 1-3 Year Treasury Bond Fund	4.5%
Nationwide International Index Fund, Institutional Class	2.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	1.9%

100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

142	Annual Report 2012

Statement of Investments

October 31, 2012

Nationwide Retirement Income Fund

Mutual Funds 91.0%

	Shares	Market Value

Alternative Assets 37.9%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,048,591	$10,244,738

Total Alternative Assets (cost $10,228,691)		10,244,738

Equity Funds 14.6%
Nationwide International Index Fund, Institutional Class (a)	77,152	533,122
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	35,374	526,361
Nationwide S&P 500 Index Fund, Institutional Class (a)	245,453	2,893,888

Total Equity Funds (cost $3,653,485)		3,953,371

Fixed Income Funds 32.5%
Nationwide Bond Index Fund, Institutional Class (a)	391,757	4,661,905
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	408,632	4,110,838

Total Fixed Income Funds (cost $8,687,099)		8,772,743

Money Market Fund 6.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	1,630,960	1,630,960

Total Money Market Fund (cost $1,630,960)		1,630,960

Total Mutual Funds (cost $24,200,235)		24,601,812

Exchange Traded Funds 9.0%

	Shares	Market Value

Fixed Income Funds 9.0%
iShares Barclays 1-3 Year Credit Bond Fund	11,571	$1,224,212
iShares Barclays 1-3 Year Treasury Bond Fund	14,463	1,220,966

Total Exchange Traded Funds (cost $2,432,728)		2,445,178

Total Investments (cost $26,632,963) (c) — 100.0%		27,046,990

Liabilities in excess of other assets — 0.0% †		(9,839)

NET ASSETS — 100.0%		$27,037,151

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	143

Statement of Assets and Liabilities

October 31, 2012

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $24,200,235)	$24,601,812
Investments in non-affiliates, at value (cost $2,432,728)	2,445,178

Total Investments	27,046,990

Cash	1,486
Receivable for capital shares issued	47,702

Total Assets	27,096,178

Liabilities:
Payable for investments purchased	44,431
Payable for capital shares redeemed	15
Accrued expenses and other payables:
Investment advisory fees	3,019
Distribution fees	4,803
Administrative servicing fees	6,589
Trustee fees (Note 3)	81
Professional fees (Note 3)	89

Total Liabilities	59,027

Net Assets	$27,037,151

Represented by:
Capital	$26,668,672
Accumulated undistributed net investment income	11,384
Accumulated net realized losses from affiliated and non-affiliated investments	(56,932)
Net unrealized appreciation/(depreciation) from investments in affiliates	401,577
Net unrealized appreciation/(depreciation) from investments in non-affiliates	12,450

Net Assets	$27,037,151

Net Assets:
Class A Shares	$4,480,984
Class C Shares	212,629
Class R1 Shares	518,162
Class R2 Shares	7,829,989
Institutional Service Class Shares	11,735,739
Institutional Class Shares	2,259,648

Total	$27,037,151

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	465,289
Class C Shares	22,214
Class R1 Shares	53,864
Class R2 Shares	816,949
Institutional Service Class Shares	1,219,609
Institutional Class Shares	234,672

Total	2,812,597

144	Annual Report 2012

Nationwide Retirement Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.63
Class C Shares (a)	$9.57
Class R1 Shares	$9.62
Class R2 Shares	$9.58
Institutional Service Class Shares	$9.62
Institutional Class Shares	$9.63
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.22

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	145

Statement of Operations

For the Year Ended October 31, 2012

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$232,013
Dividend income from non-affiliates	72,993

Total Income	305,006

EXPENSES:
Investment advisory fees	44,577
Distribution fees Class A	11,257
Distribution fees Class C	2,607
Distribution fees Class R1	5,272
Distribution fees Class R2	37,188
Administrative servicing fees Class A	11,257
Administrative servicing fees Class R1	2,028
Administrative servicing fees Class R2	18,594
Administrative servicing fees Institutional Service Class	30,704
Professional fees (Note 3)	249
Trustee fees (Note 3)	1,114

Total Expenses	164,847

NET INVESTMENT INCOME	140,159

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	60,124
Net realized gain distributions from underlying non-affiliated funds	26,989
Net realized losses from investment transactions with affiliates	(75)
Net realized gains from investment transactions with non-affiliates	12,210

Net realized gains from affiliated and non-affiliated investments	99,248

Net change in unrealized appreciation/(depreciation) from investments in affiliates	866,668
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(22,623)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	844,045

Net realized/unrealized gains from affiliated and non-affiliated investments	943,293

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,083,452

The accompanying notes are an integral part of these financial statements.

146	Annual Report 2012

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income	$140,159	$474,341
Net realized gains from affiliated and non-affiliated investments	99,248	1,549,687
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	844,045	(1,815,236)

Change in net assets resulting from operations	1,083,452	208,792

Distributions to Shareholders From:
Net investment income:
Class A	(21,487)	(74,870)
Class C	(591)	(1,550)
Class R1	(1,392)	(27,192)
Class R2	(19,598)	(104,586)
Institutional Service Class	(86,482)	(234,578)
Institutional Class	(20,867)	(34,712)
Net realized gains:
Class A	(201,039)	(111,314)
Class C	(12,354)	(1,647)
Class R1	(39,166)	(79,486)
Class R2	(299,681)	(174,455)
Institutional Service Class	(536,255)	(254,062)
Institutional Class	(87,144)	(50,539)

Change in net assets from shareholder distributions	(1,326,056)	(1,148,991)

Change in net assets from capital transactions	989,221	5,529,460

Change in net assets	746,617	4,589,261

Net Assets:
Beginning of year	26,290,534	21,701,273

End of year	$27,037,151	$26,290,534

Accumulated undistributed net investment income at end of year	$11,384	$16,278

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,353,076	$1,773,849
Dividends reinvested	219,075	182,497
Cost of shares redeemed	(1,228,133)	(1,904,707)

Total Class A Shares	344,018	51,639

Class C Shares
Proceeds from shares issued	128,632	115,570
Dividends reinvested	12,910	2,739
Cost of shares redeemed	(89,535)	(6,639)

Total Class C Shares	52,007	111,670

Class R1 Shares
Proceeds from shares issued	148,651	873,854
Dividends reinvested	40,558	106,677
Cost of shares redeemed	(584,669)	(2,487,737)

Total Class R1 Shares	(395,460)	(1,507,206)

2012 Annual Report	147

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,765,579	$4,393,735
Dividends reinvested	319,279	279,041
Cost of shares redeemed	(2,020,799)	(3,112,163)

Total Class R2 Shares	1,064,059	1,560,613

Institutional Service Class Shares
Proceeds from shares issued	2,980,627	11,611,356
Dividends reinvested	622,737	488,641
Cost of shares redeemed	(4,488,396)	(6,766,517)

Total Institutional Service Class Shares	(885,032)	5,333,480

Institutional Class Shares
Proceeds from shares issued	1,521,185	2,661,765
Dividends reinvested	108,011	85,251
Cost of shares redeemed	(819,567)	(2,767,752)

Total Institutional Class Shares	809,629	(20,736)

Change in net assets from capital transactions	$989,221	$5,529,460

SHARE TRANSACTIONS:
Class A Shares
Issued	142,251	178,611
Reinvested	23,908	18,585
Redeemed	(129,877)	(188,877)

Total Class A Shares	36,282	8,319

Class C Shares
Issued	13,407	11,727
Reinvested	1,415	279
Redeemed	(9,466)	(671)

Total Class C Shares	5,356	11,335

Class R1 Shares
Issued	15,865	88,292
Reinvested	4,427	10,914
Redeemed	(61,481)	(247,259)

Total Class R1 Shares	(41,189)	(148,053)

Class R2 Shares
Issued	293,677	443,250
Reinvested	34,986	28,542
Redeemed	(214,197)	(313,841)

Total Class R2 Shares	114,466	157,951

Institutional Service Class Shares
Issued	315,278	1,168,007
Reinvested	67,959	49,785
Redeemed	(475,429)	(685,594)

Total Institutional Service Class Shares	(92,192)	532,198

148	Annual Report 2012

	Nationwide Retirement Income Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	160,913	265,498
Reinvested	11,758	8,700
Redeemed	(87,609)	(274,915)

Total Institutional Class Shares	85,062	(717)

Total change in shares	107,785	561,033

The accompanying notes are an integral part of these financial statements.

2012 Annual Report	149

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2012 (d)	$9.74	0.04	0.30	0.34	(0.04)	(0.41)	(0.45)	$9.63	3.77%		$4,480,984	0.67%	0.45%		0.67%	93.99%
Year Ended October 31, 2011 (d)	$10.14	0.20	(0.11)	0.09	(0.19)	(0.30)	(0.49)	$9.74	0.94%		$4,176,502	0.83%	1.96%		0.83%	107.29%
Year Ended October 31, 2010 (d)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%		$4,264,462	0.84%	1.50%		0.84%	40.31%
Year Ended October 31, 2009 (d)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%		$2,122,283	0.83%	2.15%		0.83%	43.52%
Year Ended October 31, 2008 (d)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%	)	$24,515	0.83%	3.30%		0.96%	74.26%

Class C Shares
Year Ended October 31, 2012 (d)	$9.70	–	0.30	0.30	(0.02)	(0.41)	(0.43)	$9.57	3.30%		$212,629	1.16%	(0.03%	)	1.16%	93.99%
Year Ended October 31, 2011 (d)	$10.12	0.08	(0.04)	0.04	(0.16)	(0.30)	(0.46)	$9.70	0.40%		$163,559	1.33%	0.83%		1.33%	107.29%
Year Ended October 31, 2010 (d)	$9.43	0.06	0.74	0.80	(0.11)	–	(0.11)	$10.12	8.69%		$55,901	1.35%	0.60%		1.35%	40.31%
Year Ended October 31, 2009 (d)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%		$991	1.38%	1.69%		1.38%	43.52%
Year Ended October 31, 2008 (d)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%	)	$880	1.38%	2.99%		1.41%	74.26%

Class R1 Shares
Year Ended October 31, 2012 (d)	$9.73	0.01	0.31	0.32	(0.02)	(0.41)	(0.43)	$9.62	3.46%		$518,162	1.07%	0.06%		1.07%	93.99%
Year Ended October 31, 2011 (d)	$10.12	0.17	(0.12)	0.05	(0.14)	(0.30)	(0.44)	$9.73	0.50%		$925,225	1.23%	1.73%		1.23%	107.29%
Year Ended October 31, 2010 (d)	$9.42	0.12	0.70	0.82	(0.12)	–	(0.12)	$10.12	8.76%		$2,460,478	1.23%	1.29%		1.23%	40.31%
Year Ended October 31, 2009 (d)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%		$2,119,001	1.23%	1.81%		1.23%	43.52%
Year Ended October 31, 2008 (d)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%	)	$1,620,940	1.24%	2.86%		1.27%	74.26%

Class R2 Shares
Year Ended October 31, 2012 (d)	$9.69	0.02	0.31	0.33	(0.03)	(0.41)	(0.44)	$9.58	3.58%		$7,829,989	0.92%	0.19%		0.92%	93.99%
Year Ended October 31, 2011 (d)	$10.10	0.16	(0.10)	0.06	(0.17)	(0.30)	(0.47)	$9.69	0.61%		$6,810,440	1.08%	1.59%		1.08%	107.29%
Year Ended October 31, 2010 (d)	$9.41	0.13	0.70	0.83	(0.14)	–	(0.14)	$10.10	8.97%		$5,499,116	1.09%	1.34%		1.09%	40.31%
Year Ended October 31, 2009 (d)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%		$3,136,767	1.08%	1.91%		1.08%	43.52%
Year Ended October 31, 2008 (d)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%	)	$1,583,732	0.92%	3.29%		1.02%	74.26%

Institutional Service Class Shares
Year Ended October 31, 2012 (d)	$9.73	0.07	0.30	0.37	(0.07)	(0.41)	(0.48)	$9.62	4.02%		$11,735,739	0.42%	0.70%		0.42%	93.99%
Year Ended October 31, 2011 (d)	$10.13	0.20	(0.08)	0.12	(0.22)	(0.30)	(0.52)	$9.73	1.22%		$12,758,665	0.58%	2.01%		0.58%	107.29%
Year Ended October 31, 2010 (d)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%		$7,897,217	0.59%	1.79%		0.59%	40.31%
Year Ended October 31, 2009 (d)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%		$2,847,529	0.58%	2.45%		0.58%	43.52%
Year Ended October 31, 2008 (d)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%	)	$1,606,839	0.59%	3.90%		0.64%	74.26%

Institutional Class Shares
Year Ended October 31, 2012 (d)	$9.73	0.09	0.31	0.40	(0.09)	(0.41)	(0.50)	$9.63	4.39%		$2,259,648	0.16%	0.95%		0.16%	93.99%
Year Ended October 31, 2011 (d)	$10.14	0.24	(0.11)	0.13	(0.24)	(0.30)	(0.54)	$9.73	1.35%		$1,456,143	0.33%	2.39%		0.33%	107.29%
Year Ended October 31, 2010 (d)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%		$1,524,099	0.34%	2.28%		0.34%	40.31%
Year Ended October 31, 2009 (d)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%		$2,974,982	0.33%	2.73%		0.33%	43.52%
Year Ended October 31, 2008 (d)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%	)	$893,765	0.33%	4.07%		0.46%	74.26%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

150	Annual Report 2012

Notes to Financial Statements

October 31, 2012

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2012, the Trust operates thirty-three (33) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s investments in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

2012 Annual Report	151

Notes to Financial Statements (Continued)

October 31, 2012

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Exchange-traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”) and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations and provide recommendations to the Board of Trustees’ Valuation Committee. The FVC follows guidelines approved by the Board of Trustees to make fair value determinations when values provided by vendor pricing sources are unavailable or have become unreliable. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Securities may be fair valued under procedures approved by the Board of Trustees in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

152	Annual Report 2012

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. A fair value determination may also take into account other factors, including, but not limited to the size of a Fund’s holdings, related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other relevant information relevant to the investment. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

At October 31, 2012, 100% of the market value of the Funds’ investments was determined based on Level 1 inputs.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

For the year ended October 31, 2012, the Funds had no investments categorized as Level 3 investments.

(b)	Cash Overdraft

As of October 31, 2012, Destination 2025 had an overdrawn balance of $3,032 with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

2012 Annual Report	153

Notes to Financial Statements (Continued)

October 31, 2012

purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2012 are primarily attributable to adjustments for distribution redesignations, capital gain distributions from Underlying Funds, a taxable overdistribution, and prior year real estate investment trust (“REIT”) returns of capital. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, a Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2009 to 2012 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Underlying Funds’ distributions received from investments in U.S. REITs often include a “return of capital”, which is recorded by the respective Underlying Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

154	Annual Report 2012

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Prior to January 1, 2012, under the terms of the Investment Advisory Agreement, each Fund paid NFA a unified management fee of 0.33% per annum of the Fund’s average daily net assets. Effective January 1, 2012, under the terms of the amended Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating a Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, for the year ended October 31, 2012, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, 0.65% of Class R1 shares, and 0.50% of Class R2 shares of each Fund. Institutional Service Class and Institutional Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid on the original purchase and if a finder’s fee was paid. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2012, NFD received commissions of $42,314 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Funds, of which $30,974 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

2012 Annual Report	155

Notes to Financial Statements (Continued)

October 31, 2012

For the year ended October 31, 2012, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Destination 2010	$73,259
Destination 2015	321,630
Destination 2020	407,295
Destination 2025	373,548
Destination 2030	394,493
Destination 2035	216,649
Destination 2040	177,258
Destination 2045	91,098
Destination 2050	108,310
Destination 2055	3,213
Retirement Income	62,583

As of October 31, 2012, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Destination 2010	1.83%
Destination 2015	23.86
Destination 2020	29.63
Destination 2025	23.56
Destination 2030	20.05
Destination 2035	20.88
Destination 2040	18.04
Destination 2045	13.30
Destination 2050	12.49
Destination 2055	31.58
Retirement Income	35.20

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration, and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

156	Annual Report 2012

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds. The Funds’ transactions in the shares of Underlying Funds during the year ended October 31, 2012 were as follows:

Destination 2010

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$8,922,722	$2,551,754	$3,296,470	$7,944	$(194,521)	$8,381,254
Nationwide International Index Fund	1,984,901	2,185,290	1,095,721	74,028	(44,144)	3,315,279
Nationwide Mid Cap Market Index Fund	1,343,648	1,527,338	807,857	15,080	148,858	2,292,187
Nationwide S&P 500 Index Fund	5,460,600	2,651,601	2,949,654	111,955	498,136	5,888,337
Nationwide Small Cap Index Fund	671,182	567,209	370,588	8,537	75,528	970,432
Nationwide Bond Index Fund	8,607,297	2,773,829	4,736,785	227,041	264,395	6,819,318
Nationwide Inflation-Protected Securities Fund	—	3,850,399	125,065	—	(86)	3,748,456
Nationwide Money Market Fund	984,696	296,160	604,821	—	—	676,035

Destination 2015

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$32,165,899	$6,520,207	$5,487,501	$28,649	$(350,381)	$34,062,485
Nationwide International Index Fund	10,647,167	13,128,973	4,969,338	424,511	(22,166)	20,511,374
Nationwide Mid Cap Market Index Fund	6,766,698	6,065,383	2,372,159	74,870	849,890	11,576,393
Nationwide S&P 500 Index Fund	27,496,380	5,595,270	7,643,458	541,385	2,525,693	28,905,580
Nationwide Small Cap Index Fund	4,057,866	2,367,810	1,289,811	50,106	448,216	5,717,411
Nationwide Bond Index Fund	33,465,074	11,281,401	19,830,675	902,944	1,309,908	25,600,557
Nationwide Inflation-Protected Securities Fund	—	15,143,957	185,075	—	22	15,052,317
Nationwide Money Market Fund	3,980,029	789,794	3,276,745	—	—	1,493,078

2012 Annual Report	157

Notes to Financial Statements (Continued)

October 31, 2012

Destination 2020

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$31,520,902	$8,713,663	$3,581,121	$28,650	$(198,592)	$37,638,132
Nationwide International Index Fund	19,485,118	20,657,151	5,491,615	763,872	486,143	37,242,801
Nationwide Mid Cap Market Index Fund	11,595,515	11,001,243	5,195,746	124,494	1,889,284	19,360,529
Nationwide S&P 500 Index Fund	37,014,350	9,619,801	7,063,288	785,149	2,660,245	44,467,241
Nationwide Small Cap Index Fund	6,630,424	3,792,916	1,790,992	82,474	561,656	9,561,249
Nationwide Bond Index Fund	42,532,179	14,493,954	27,675,182	1,132,160	1,701,349	30,208,900
Nationwide Inflation-Protected Securities Fund	—	12,153,743	149,922	—	(412)	12,078,931
Nationwide Money Market Fund	1,621,775	101,167	1,722,942	—	—	—

Destination 2025

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$24,945,314	$9,344,466	$1,376,854	$22,731	$(74,364)	$33,811,489
Nationwide International Index Fund	22,761,049	19,995,750	4,345,648	847,259	1,221,827	40,886,219
Nationwide Mid Cap Market Index Fund	13,113,342	9,830,901	2,860,167	141,359	1,642,969	22,030,314
Nationwide S&P 500 Index Fund	37,013,604	10,640,631	4,909,640	808,353	2,025,627	47,663,086
Nationwide Small Cap Index Fund	8,750,160	6,302,362	1,853,068	116,207	745,213	14,508,229
Nationwide Bond Index Fund	28,786,720	9,270,902	23,328,013	714,912	1,210,640	15,276,829
Nationwide Inflation-Protected Securities Fund	—	7,649,705	61,903	—	33	7,635,814
Nationwide Money Market Fund	1,426,838	102,789	1,529,627	—	—	—

Destination 2030

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$23,970,001	$7,205,231	$4,458,997	$21,653	$(365,241)	$27,286,240
Nationwide International Index Fund	29,211,672	17,543,667	4,764,938	989,090	1,144,287	44,354,609
Nationwide Mid Cap Market Index Fund	17,281,167	8,596,905	3,376,689	171,464	2,257,329	24,765,329
Nationwide S&P 500 Index Fund	47,931,635	10,109,021	7,096,360	993,324	2,777,136	57,063,978
Nationwide Small Cap Index Fund	12,564,650	8,715,703	2,470,301	166,266	1,420,645	20,699,162
Nationwide Bond Index Fund	18,672,049	5,478,849	14,593,036	459,618	986,496	9,906,754
Nationwide Inflation-Protected Securities Fund	—	3,967,511	30,996	—	(54)	3,961,469
Nationwide Money Market Fund	1,545,301	88,452	1,633,753	—	—	—

158	Annual Report 2012

Destination 2035

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$11,182,284	$4,759,800	$2,395,435	$10,226	$(207,013)	$13,818,126
Nationwide International Index Fund	18,005,957	12,607,744	2,495,255	629,890	576,850	29,626,706
Nationwide Mid Cap Market Index Fund	10,063,637	5,055,356	1,749,601	100,069	1,194,591	14,634,561
Nationwide S&P 500 Index Fund	27,226,930	8,968,261	3,850,521	595,551	1,469,530	35,964,263
Nationwide Small Cap Index Fund	9,242,268	5,459,253	1,492,991	117,891	829,353	14,456,078
Nationwide Bond Index Fund	6,629,865	2,568,651	5,814,806	168,138	312,604	3,511,395
Nationwide Money Market Fund	820,854	91,206	912,060	—	—	—

Destination 2040

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$9,626,589	$3,935,145	$4,402,700	$8,867	$(403,510)	$9,222,956
Nationwide International Index Fund	15,772,804	10,733,863	2,194,815	549,661	401,238	25,552,583
Nationwide Mid Cap Market Index Fund	8,759,416	4,365,578	1,581,852	87,078	1,025,947	12,621,180
Nationwide S&P 500 Index Fund	20,525,726	7,125,317	2,493,132	459,728	917,835	27,903,074
Nationwide Small Cap Index Fund	8,777,279	4,020,048	1,400,907	106,889	745,682	12,467,545
Nationwide Bond Index Fund	2,666,605	1,149,628	1,996,659	72,149	111,242	1,875,052
Nationwide Money Market Fund	659,986	65,893	725,879	—	—	—

Destination 2045

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$5,510,751	$2,768,274	$3,273,870	$5,135	$(299,615)	$5,009,162
Nationwide International Index Fund	7,968,352	6,469,212	1,239,120	287,826	296,937	13,878,625
Nationwide Mid Cap Market Index Fund	4,425,484	2,742,596	873,966	45,539	567,733	6,855,898
Nationwide S&P 500 Index Fund	10,366,109	5,185,612	1,368,281	247,881	594,429	15,645,275
Nationwide Small Cap Index Fund	4,434,919	2,555,825	777,712	55,959	430,745	6,772,917
Nationwide Bond Index Fund	674,074	360,222	539,636	18,830	24,405	509,123
Nationwide Money Market Fund	333,146	44,383	377,529	—	—	—

2012 Annual Report	159

Notes to Financial Statements (Continued)

October 31, 2012

Destination 2050

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$7,137,401	$2,572,348	$3,384,418	$6,447	$(301,770)	$6,364,850
Nationwide International Index Fund	10,158,332	5,603,659	1,733,172	331,965	534,611	14,694,385
Nationwide Mid Cap Market Index Fund	5,415,909	2,396,427	1,193,843	51,560	766,843	7,258,267
Nationwide S&P 500 Index Fund	12,267,249	4,115,436	1,943,038	268,133	846,014	16,047,163
Nationwide Small Cap Index Fund	5,426,890	2,178,133	1,075,307	63,248	596,598	7,170,214
Nationwide Bond Index Fund	413,702	112,131	531,935	8,119	18,342	—
Nationwide Money Market Fund	407,809	30,325	438,134	—	—	—

Destination 2055

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$267,982	$470,774	$203,689	$267	$(16,090)	$543,479
Nationwide International Index Fund	397,913	908,550	118,993	18,092	(7,732)	1,256,666
Nationwide Mid Cap Market Index Fund	203,691	484,608	66,086	2,946	16,260	665,360
Nationwide S&P 500 Index Fund	459,839	891,216	116,266	14,867	12,332	1,327,333
Nationwide Small Cap Index Fund	204,565	432,558	62,028	3,497	7,315	613,707
Nationwide Bond Index Fund	94	—	94	—	—	—
Nationwide Money Market Fund	15,212	7,172	22,384	—	—	—

Retirement Income

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2012
Nationwide Alternatives Allocation Fund	$10,001,573	$3,091,000	$3,167,844	$9,437	$(140,314)	$10,244,738
Nationwide International Index Fund	21,371	584,733	137,097	7,581	9,835	533,122
Nationwide Mid Cap Market Index Fund	1,559	579,385	101,283	2,040	7,881	526,361
Nationwide S&P 500 Index Fund	2,476,788	1,222,562	1,161,013	55,685	76,144	2,893,888
Nationwide Bond Index Fund	5,339,240	2,933,160	3,725,532	157,270	106,500	4,661,905
Nationwide Inflation-Protected Securities Fund	—	4,302,360	216,827	—	3	4,110,838
Nationwide Money Market Fund	2,118,245	646,351	1,133,636	—	—	1,630,960

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting

160	Annual Report 2012

of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any unused earnings credits expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended October 31, 2012, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$27,081,673	$28,240,266
Destination 2015	92,593,479	86,944,013
Destination 2020	110,265,108	89,421,592
Destination 2025	91,378,492	61,890,853
Destination 2030	73,416,031	50,833,501
Destination 2035	40,761,238	18,806,792
Destination 2040	32,408,932	14,883,815
Destination 2045	20,676,479	8,499,495
Destination 2050	17,604,315	10,364,090
Destination 2055	3,244,537	594,047
Retirement Income	25,715,653	25,904,987

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these

2012 Annual Report	161

Notes to Financial Statements (Continued)

October 31, 2012

arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Other

As of October 31, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	82.01%	3
Destination 2015	60.50	3
Destination 2020	62.10	3
Destination 2025	55.12	2
Destination 2030	53.43	2
Destination 2035	71.89	3
Destination 2040	50.05	1
Destination 2045	78.14	3
Destination 2050	68.05	2
Destination 2055	86.29	3
Retirement Income	60.68	3

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$352,778	$2,350,083	$2,702,861	$—	$2,702,861
Destination 2015	1,646,195	9,940,505	11,586,700	—	11,586,700
Destination 2020	2,392,447	9,130,816	11,523,263	—	11,523,263
Destination 2025	2,083,523	8,397,644	10,481,167	—	10,481,167
Destination 2030	2,006,619	6,845,259	8,851,878	—	8,851,878
Destination 2035	1,132,052	2,429,018	3,561,070	—	3,561,070
Destination 2040	832,223	2,064,429	2,896,652	—	2,896,652
Destination 2045	436,247	1,320,287	1,756,534	—	1,756,534
Destination 2050	490,845	2,243,830	2,734,675	—	2,734,675
Destination 2055	38,105	2,400	40,505	—	40,505
Retirement Income	248,080	1,077,976	1,326,056	—	1,326,056

Amounts designated as “—” are zero or have been rounded to zero.

162	Annual Report 2012

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$571,835	$873,584	$1,445,419	$—	$1,445,419
Destination 2015	2,312,082	751,588	3,063,670	—	3,063,670
Destination 2020	2,414,278	452,734	2,867,012	—	2,867,012
Destination 2025	2,026,038	349,655	2,375,693	—	2,375,693
Destination 2030	2,224,538	572,364	2,796,902	—	2,796,902
Destination 2035	1,059,296	142,969	1,202,265	—	1,202,265
Destination 2040	821,231	184,170	1,005,401	—	1,005,401
Destination 2045	392,194	250,079	642,273	—	642,273
Destination 2050	572,685	774,377	1,347,062	—	1,347,062
Destination 2055(a)	9,361	—	9,361	—	9,361
Retirement Income	477,488	671,503	1,148,991	—	1,148,991

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Destination 2010	$5,160	$781,253	$786,413	$—	$—	$260,033	$1,046,446
Destination 2015	18,793	4,189,216	4,208,009	—	—	4,714,190	8,922,199
Destination 2020	121,380	6,574,934	6,696,314	—	—	7,410,158	14,106,472
Destination 2025	60,091	6,366,821	6,426,912	—	—	9,331,019	15,757,931
Destination 2030	—	7,865,957	7,865,957	—	—	16,764,057	24,630,014
Destination 2035	—	3,978,724	3,978,724	—	—	7,767,245	11,745,969
Destination 2040	—	2,723,693	2,723,693	—	—	7,339,333	10,063,026
Destination 2045	—	1,262,217	1,262,217	—	—	2,997,344	4,259,561
Destination 2050	—	2,454,105	2,454,105	—	—	4,295,942	6,750,047
Destination 2055	—	23,708	23,708	—	—	187,212	210,920
Retirement Income	66,300	150,234	216,534	—	—	151,945	368,479

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals.

2012 Annual Report	163

Notes to Financial Statements (Continued)

October 31, 2012

As of October 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$33,183,280	$638,802	$ (378,769)	$260,033
Destination 2015	142,686,321	6,097,829	(1,383,639)	4,714,190
Destination 2020	189,137,336	9,367,572	(1,957,414)	7,410,158
Destination 2025	176,271,352	11,267,753	(1,936,734)	9,331,019
Destination 2030	175,212,735	18,593,734	(1,829,677)	16,764,057
Destination 2035	105,404,510	8,990,587	(1,223,342)	7,767,245
Destination 2040	83,233,251	8,247,087	(907,754)	7,339,333
Destination 2045	46,177,158	3,497,296	(499,952)	2,997,344
Destination 2050	47,773,121	4,841,517	(545,575)	4,295,942
Destination 2055	4,264,721	214,727	(27,515)	187,212
Retirement Income	26,895,045	350,328	(198,383)	151,945

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

164	Annual Report 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund, and Nationwide Retirement Income Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and underlying funds’ transfer agents, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

2012 Annual Report	165

Supplemental Information

October 31, 2012 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the taxable year ended October 31, 2012, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	43.15%
Destination 2015	43.21%
Destination 2020	43.35%
Destination 2025	52.94%
Destination 2030	67.51%
Destination 2035	71.86%
Destination 2040	76.27%
Destination 2045	79.73%
Destination 2050	77.15%
Destination 2055	58.66%
Retirement Income	22.93%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Destination 2010	$2,350,083
Destination 2015	9,940,505
Destination 2020	9,130,816
Destination 2025	8,397,644
Destination 2030	6,845,259
Destination 2035	2,429,018
Destination 2040	2,064,429
Destination 2045	1,320,287
Destination 2050	2,243,830
Destination 2055	2,400
Retirement Income	1,077,976

166	Annual Report 2012

Certain funds have derived net income from sources within foreign countries. As of October 31, 2012 the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$71,443	$0.0184
Destination 2015	409,690	0.0251
Destination 2020	737,203	0.0347
Destination 2025	817,679	0.0406
Destination 2030	954,559	0.0456
Destination 2035	607,899	0.0488
Destination 2040	530,471	0.0517
Destination 2045	277,777	0.0489
Destination 2050	320,374	0.0516
Destination 2055	17,460	0.0408
Retirement income	7,317	0.0026

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2012, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$5,915	$0.00152
Destination 2015	33,908	0.00207
Destination 2020	61,029	0.00288
Destination 2025	67,715	0.00336
Destination 2030	79,093	0.00378
Destination 2035	50,363	0.00404
Destination 2040	43,952	0.00428
Destination 2045	23,012	0.00405
Destination 2050	26,552	0.00428
Destination 2055	1,446	0.00338
Retirement income	603	0.00021

2012 Annual Report	167

Management Information

October 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	87	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	87	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	87	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	87	None

168	Annual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	87	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	87	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	87	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	87	None

2012 Annual Report	169

Management Information (Continued)

October 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	87	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

170	Annual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.

2012 Annual Report	171

Management Information (Continued)

October 31, 2012

[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

172	Annual Report 2012

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

AR-TD 12/12

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1)	Disclose that the registrant’s board of directors has determined that the registrant either:

		(i) Has at least one audit committee financial expert serving on its audit committee; or

		(ii) Does not have an audit committee financial expert serving on its audit committee.

	(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

		(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

		(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

	(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Charles E. Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2011, and October 31, 2012.

	2011	2012
Audit Fees	$412,840	$509,125
Audit-Related Fees	$0	$0
Tax Fees	$134,653	$158,682
All Other Fees	$0	$0

Total	$543,240	$667,807

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2011, and October 31, 2012.

	2011	2012
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2011, and October 31, 2012:

	2011	2012
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2010, and October 31, 2011:

	2011	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2012, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2011, and October 31, 2012, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

Schedule I - Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 27, 2012

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 27, 2012

*	Print the name and title of each signing officer under his or her signature.

All Section 302 certifications should be included in one EDGAR EX-99.CERT exhibit document and all Section 906 certifications should be included in a separate EDGAR EX-99.906CERT exhibit document to Form N-CSR.

[Do not include this language in the filing.]